UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4008

Fidelity Investment Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

This report on Form N-CSR relates solely to the Registrant’s Fidelity Diversified International K6 Fund, Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Emerging Markets Discovery Fund, Fidelity Flex International Fund, Fidelity Global Commodity Stock Fund, Fidelity Global Equity Income Fund,  Fidelity International Capital Appreciation K6 Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Series Canada Fund, Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Total Emerging Markets Fund, and Fidelity Total International Equity Fund (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity Advisor® Emerging Markets Discovery Fund -

Class A, Class M (formerly Class T), Class C and Class I

Annual Report

October 31, 2017

Class A, Class M, Class C and Class I are classes of Fidelity® Emerging Markets Discovery Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	16.77%	4.93%	7.15%
Class M (incl. 3.50% sales charge)	19.31%	5.16%	7.30%
Class C (incl. contingent deferred sales charge)	22.02%	5.38%	7.41%
Class I	24.25%	6.46%	8.50%

 A From November 1, 2011

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Discovery Fund - Class A on November 1, 2011, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets SMID Cap Index performed over the same period.

Period Ending Values
$15,140	Fidelity Advisor® Emerging Markets Discovery Fund - Class A
$13,346	MSCI Emerging Markets SMID Cap Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Co-Portfolio Managers Gregory Lee and Timothy Gannon:  For the year, the fund’s share classes (excluding sales charges, if applicable) advanced about 24%, outpacing the 20.24% return of the benchmark MSCI Emerging Markets SMID Cap Index. Security selection drove the fund's outperformance of its benchmark, as stock picking in most of the fund’s 11 sector sleeves was positive. Choices among industrials and consumer stocks helped the most. Conversely, security selection in the health care and information technology sectors detracted. The fund’s top individual contributors were two China-based consumer discretionary names: consumer electronics and household appliance maker Qingdao Haier and high-end hotel operator Shangri-La Asia. Shares of Haier gained due to management’s efforts to integrate its 2016 purchase of General Electric’s appliance division and its goal to double the firm’s revenue and profit in the next five years. Shangri-La’s stock benefited from improving RevPAR (revenue per available room) in China. Conversely, not owning index component Sunac China Holdings, one of the leading residential property developers in China, was the fund’s biggest individual detractor. Shares of Sunac partly were lifted by the firm’s report that it would slow its rate of land purchases to boost profit and cut its debt ratio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Hyundai Motor Co. Series 2 (Korea (South), Automobiles)	1.9	2.0
Shangri-La Asia Ltd. (Bermuda, Hotels, Restaurants & Leisure)	1.6	1.3
Qingdao Haier Co. Ltd. (China, Household Durables)	1.6	1.6
Arvind Mills Ltd. (India, Textiles, Apparel & Luxury Goods)	1.5	1.4
Yandex NV Series A (Netherlands, Internet Software & Services)	1.5	1.9
	8.1

Top Five Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.7	14.8
Consumer Discretionary	17.6	16.2
Industrials	11.7	11.3
Financials	11.5	9.9
Materials	10.2	9.4

Top Five Countries as of October 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	11.8	8.9
India	11.5	9.2
Korea (South)	11.1	12.3
Cayman Islands	9.9	9.0
Taiwan	8.1	7.2

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2017
Stocks	98.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

As of April 30, 2017
Stocks and Equity Futures	95.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.9%

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 93.7%
	Shares	Value
Argentina - 1.4%
BBVA Banco Frances SA sponsored ADR (a)	104,300	$2,298,772
Inversiones y Representaciones SA ADR(a)	77,310	2,251,267
YPF SA Class D sponsored ADR (b)	36,000	884,160

TOTAL ARGENTINA		5,434,199

Bailiwick of Jersey - 0.3%
Atrium European Real Estate Ltd.	149,637	700,705
WNS Holdings Ltd. sponsored ADR (b)	15,500	587,760

TOTAL BAILIWICK OF JERSEY		1,288,465

Bangladesh - 0.2%
BRAC Bank Ltd.	669,772	812,236
Bermuda - 3.2%
Joy City Property Ltd.	12,443,000	2,169,159
Pacific Basin Shipping Ltd. (b)	9,274,000	2,115,995
PAX Global Technology Ltd.	1,224,000	619,735
Shangri-La Asia Ltd.	3,122,000	6,210,865
Tai Cheung Holdings Ltd.	653,000	753,326
VimpelCom Ltd. sponsored ADR	157,100	614,261

TOTAL BERMUDA		12,483,341

Brazil - 10.5%
Arezzo Industria e Comercio SA	278,800	4,308,177
Azul SA sponsored ADR	81,200	2,053,548
BTG Pactual Participations Ltd. unit	185,500	1,248,083
Centrais Eletricas Brasileiras SA (Electrobras) (b)	90,700	611,358
Cia. Hering SA	528,700	4,719,237
Companhia de Saneamento de Minas Gerais	65,720	791,541
Construtora Tenda SA (b)	183,200	957,638
Cosan SA Industria e Comercio	163,700	1,871,543
Direcional Engenharia SA (b)	361,000	645,569
Equatorial Energia SA	78,600	1,465,656
Estacio Participacoes SA	247,600	2,219,946
Fibria Celulose SA	229,500	3,671,944
Hypermarcas SA	300,338	3,139,901
Instituto Hermes Pardini SA	138,100	1,302,352
Localiza Rent A Car SA	150,495	2,662,289
LPS Brasil Consultoria de Imoveis SA (b)	361,100	623,671
Minerva SA	311,500	1,095,054
QGEP Participacoes SA	1,100,700	2,843,186
Smiles Fidelidade SA	77,600	2,028,185
Tegma Gestao Logistica SA	362,100	1,992,419

TOTAL BRAZIL		40,251,297

British Virgin Islands - 1.0%
Dolphin Capital Investors Ltd. (b)	8,361,857	746,865
Mail.Ru Group Ltd. GDR (Reg. S) (b)	93,764	3,047,330

TOTAL BRITISH VIRGIN ISLANDS		3,794,195

Canada - 1.0%
Pan American Silver Corp.	121,800	1,988,994
Torex Gold Resources, Inc. (b)	129,070	1,779,827

TOTAL CANADA		3,768,821

Cayman Islands - 9.9%
58.com, Inc. ADR (b)	59,200	3,976,464
ASM Pacific Technology Ltd.	163,300	2,375,798
Changyou.com Ltd. (A Shares) ADR (b)	43,200	1,673,568
Cheetah Mobile, Inc. ADR (a)(b)	56,600	510,532
China Medical System Holdings Ltd.	1,480,000	2,735,612
Daqo New Energy Corp. ADR (b)	17,500	659,750
General Interface Solution Holding Ltd.	231,000	2,119,301
Haitian International Holdings Ltd.	1,138,000	3,406,094
IGG, Inc.	1,372,000	1,839,557
JA Solar Holdings Co. Ltd. ADR (b)	64,300	479,035
Lee's Pharmaceutical Holdings Ltd.	1,039,000	930,937
Longfor Properties Co. Ltd.	307,500	718,160
Silicon Motion Technology Corp. sponsored ADR	11,600	561,672
SITC International Holdings Co. Ltd.	3,521,500	3,394,478
Sunny Optical Technology Group Co. Ltd.	354,000	5,181,993
TPK Holding Co. Ltd. (b)	394,000	1,300,783
Uni-President China Holdings Ltd.	2,747,000	2,295,798
Yirendai Ltd. sponsored ADR (a)	25,500	1,106,445
YY, Inc. ADR (b)	29,300	2,648,427

TOTAL CAYMAN ISLANDS		37,914,404

Chile - 1.0%
Compania Cervecerias Unidas SA sponsored ADR (a)	96,300	2,742,624
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	19,500	1,164,930

TOTAL CHILE		3,907,554

China - 5.3%
BBMG Corp. (H Shares)	2,591,000	1,291,946
China Longyuan Power Grid Corp. Ltd. (H Shares)	3,575,200	2,648,839
Huangshan Tourism Development Co. Ltd.	621,800	932,078
Qingdao Haier Co. Ltd.	2,301,454	6,000,867
Shanghai International Airport Co. Ltd. (A Shares)	184,880	1,219,084
Suofeiya Home Collection Co. Ltd. Class A	402,720	2,361,122
TravelSky Technology Ltd. (H Shares)	591,000	1,530,264
Tsingtao Brewery Co. Ltd. (H Shares)	382,000	1,598,726
Zhengzhou Yutong Bus Co. Ltd.	744,444	2,854,400

TOTAL CHINA		20,437,326

Colombia - 0.2%
Organizacion Terpel SA	129,619	588,006
Cyprus - 1.0%
Etalon Group PLC GDR (Reg. S)	533,800	2,161,890
Globaltrans Investment PLC GDR (Reg. S)	203,300	1,878,492

TOTAL CYPRUS		4,040,382

Egypt - 1.4%
Credit Agricole Egypt	346,080	824,348
Egyptian Kuwaiti Holding	2,135,200	1,686,808
Six of October Development & Investment Co. (b)	2,633,500	2,768,372

TOTAL EGYPT		5,279,528

Greece - 0.7%
Titan Cement Co. SA (Reg.)	119,300	2,879,388
Hong Kong - 3.7%
China Resources Beer Holdings Co. Ltd.	740,000	2,134,232
CSPC Pharmaceutical Group Ltd.	2,384,000	4,143,749
Far East Horizon Ltd.	1,739,584	1,728,123
Techtronic Industries Co. Ltd.	421,500	2,471,816
Winteam Pharmaceutical Group Ltd.	4,380,000	2,509,626
Yuexiu Property Co. Ltd.	5,728,000	1,108,683

TOTAL HONG KONG		14,096,229

India - 11.5%
Adani Ports & Special Economic Zone Ltd.	485,430	3,226,329
Arvind Mills Ltd.	939,817	5,821,060
Bharat Petroleum Corp. Ltd.	342,806	2,867,394
Deccan Cements Ltd.	169,565	1,521,109
EIH Ltd.	1,957,903	4,656,634
Federal Bank Ltd.	1,097,432	2,063,511
Gujarat Gas Ltd.	1,008	14,205
InterGlobe Aviation Ltd.	125,550	2,419,576
JK Cement Ltd.	103,712	1,605,574
LIC Housing Finance Ltd.	251,279	2,323,409
Manappuram General Finance & Leasing Ltd.	672,319	1,046,637
Oberoi Realty Ltd.	207,366	1,520,417
PC Jeweller Ltd.	310,401	1,681,678
Phoenix Mills Ltd.	206,136	1,673,283
Solar Industries India Ltd.	211,003	3,347,697
South Indian Bank Ltd.	2,662,871	1,256,382
Steel Authority of India Ltd. (b)	1,242,558	1,496,827
The Jammu & Kashmir Bank Ltd. (b)	807,734	1,032,902
The Ramco Cements Ltd.	161,475	1,797,672
Torrent Pharmaceuticals Ltd.	150,821	2,957,839

TOTAL INDIA		44,330,135

Indonesia - 2.5%
PT Bank Danamon Indonesia Tbk Series A	2,728,400	1,025,979
PT Cikarang Listrindo Tbk	8,154,600	658,381
PT Holcim Indonesia Tbk (b)	3,273,100	199,101
PT Lippo Karawaci Tbk	25,046,600	1,274,260
PT Media Nusantara Citra Tbk	7,412,300	852,585
PT Pakuwon Jati Tbk	36,295,700	1,685,994
PT Panin Life Tbk (b)	41,908,100	729,240
PT Semen Gresik (Persero) Tbk	3,751,000	3,014,629

TOTAL INDONESIA		9,440,169

Israel - 0.2%
Bezeq The Israel Telecommunication Corp. Ltd.	454,300	678,370
Kenya - 0.2%
KCB Group Ltd.	1,707,500	625,398
Korea (South) - 8.4%
AMOREPACIFIC Group, Inc.	29,149	3,741,096
BS Financial Group, Inc.	275,006	2,444,848
Com2uS Corp.	13,986	1,668,678
Daou Technology, Inc.	44,357	727,983
Dongbu HiTek Co. Ltd. (b)	115,629	1,478,857
DOUBLEUGAMES Co. Ltd.	18,038	827,616
Fila Korea Ltd.	5,802	351,309
HB Technology Co. Ltd.	281,967	1,079,357
Hyundai Fire & Marine Insurance Co. Ltd.	30,564	1,239,683
Hyundai Glovis Co. Ltd.	13,782	1,861,283
Hyundai Industrial Development & Construction Co.	59,538	2,135,315
Hyundai Wia Corp.	26,397	1,522,781
KEPCO Plant Service & Engineering Co. Ltd.	36,790	1,358,949
Korea Express Co. Ltd. (b)	11,560	1,623,232
Korean Reinsurance Co.	82,467	826,079
Loen Entertainment, Inc.	1,381	131,543
Minwise Co. Ltd.	59,433	1,286,371
NCSOFT Corp.	3,138	1,197,003
Samjin Pharmaceutical Co. Ltd.	72,815	2,155,619
Silicon Works Co. Ltd.	33,796	1,357,172
Tera Semicon Co. Ltd.	67,847	1,790,094
Toptec Co. Ltd.	65,209	1,641,758

TOTAL KOREA (SOUTH)		32,446,626

Malaysia - 1.2%
Matrix Concepts Holdings Bhd	1,883,700	1,001,495
Top Glove Corp. Bhd	2,363,800	3,574,745

TOTAL MALAYSIA		4,576,240

Mexico - 1.9%
Credito Real S.A.B. de CV	819,900	1,314,628
Fibra Uno Administracion SA de CV	1,311,700	2,064,182
Industrias Penoles SA de CV	108,250	2,516,512
Qualitas Controladora S.A.B. de CV	741,200	1,226,715
Tenedora Nemak SA de CV	104,653	78,660

TOTAL MEXICO		7,200,697

Netherlands - 1.8%
X5 Retail Group NV GDR (Reg. S) (b)	32,900	1,352,190
Yandex NV Series A (b)	168,840	5,711,857

TOTAL NETHERLANDS		7,064,047

Pakistan - 0.2%
Habib Bank Ltd.	555,800	846,825
Panama - 0.7%
Copa Holdings SA Class A	21,500	2,648,585
Philippines - 1.9%
International Container Terminal Services, Inc.	981,610	2,015,150
Metro Pacific Investments Corp.	17,193,300	2,266,421
Metropolitan Bank & Trust Co.	946,390	1,588,768
Pilipinas Shell Petroleum Corp.	702,480	847,707
Robinsons Land Corp.	1,562,400	763,247

TOTAL PHILIPPINES		7,481,293

Poland - 0.1%
Asseco Poland SA	28,700	376,101
Russia - 2.0%
Bank St. Petersburg PJSC (b)	1,263,200	1,158,869
Inter Rao Ues JSC	18,565,913	1,136,242
LSR Group OJSC	89,364	1,245,411
PhosAgro OJSC GDR (Reg. S)	151,500	2,083,125
RusHydro PJSC	154,100,400	2,152,873

TOTAL RUSSIA		7,776,520

Singapore - 0.6%
First Resources Ltd.	1,600,200	2,312,665
South Africa - 3.2%
Bidvest Group Ltd.	193,100	2,342,262
Discovery Ltd.	55,000	570,082
EOH Holdings Ltd.	76,700	571,829
Imperial Holdings Ltd.	266,600	3,820,787
Pick 'n Pay Stores Ltd.	131,400	551,111
Reunert Ltd.	266,900	1,312,720
Sanlam Ltd.	150,100	750,566
Tiger Brands Ltd.	89,600	2,446,157

TOTAL SOUTH AFRICA		12,365,514

Sri Lanka - 0.5%
Dialog Axiata PLC	8,714,824	765,827
Hatton National Bank PLC	594,135	1,043,434

TOTAL SRI LANKA		1,809,261

Taiwan - 8.1%
Advantech Co. Ltd.	156,693	1,071,032
Alpha Networks, Inc.	1,230,000	955,007
Chipbond Technology Corp.	416,000	811,627
Cleanaway Co. Ltd.	277,000	1,594,648
CTCI Corp.	1,052,000	1,631,860
Elite Advanced Laser Corp.	247,200	1,004,778
Everlight Electronics Co. Ltd.	438,000	669,251
FLEXium Interconnect, Inc.	322,256	1,235,005
Hu Lane Associate, Inc.	346,000	1,974,650
Innolux Corp.	1,705,000	746,765
Inventec Corp.	1,951,000	1,514,812
Largan Precision Co. Ltd.	9,000	1,706,649
Lite-On Technology Corp.	1,507,220	2,127,952
Long Chen Paper Co. Ltd.	1,636,000	2,410,193
Powertech Technology, Inc.	389,000	1,217,158
Radiant Opto-Electronics Corp.	903,000	2,007,466
St.Shine Optical Co. Ltd.	35,000	855,896
Sunrex Technology Corp.	745,680	440,411
Synnex Technology International Corp.	1,096,100	1,389,310
TCI Co. Ltd.	290,851	1,978,381
Tong Hsing Electronics Industries Ltd.	211,000	903,146
Tripod Technology Corp.	439,000	1,616,862
Vanguard International Semiconductor Corp.	313,000	594,054
Yuanta Financial Holding Co. Ltd.	1,460,000	649,147

TOTAL TAIWAN		31,106,060

Thailand - 2.3%
Beauty Community PCL	2,594,200	1,397,838
Delta Electronics PCL (For. Reg.)	277,500	718,393
PTT Global Chemical PCL (For. Reg.)	1,534,100	3,694,401
Star Petroleum Refining PCL	6,034,000	3,160,494

TOTAL THAILAND		8,971,126

Turkey - 3.0%
Aksa Akrilik Kimya Sanayii	1,273,000	4,479,854
Bim Birlesik Magazalar A/S JSC	99,000	2,018,597
Tupras Turkiye Petrol Rafinerileri A/S	92,828	3,340,149
Turkcell Iletisim Hizmet A/S	163,000	608,852
Turkiye Garanti Bankasi A/S	369,000	1,014,530

TOTAL TURKEY		11,461,982

United Arab Emirates - 0.7%
Emaar Properties PJSC	1,187,988	2,681,557
United Kingdom - 1.5%
BGEO Group PLC	15,240	720,580
NMC Health PLC	74,100	2,846,188
Shanghai International Airport Co. Ltd. ELS (UBS Warrant Programme) warrants 5/11/18 (c)	181,300	1,195,478
TBC Bank Group PLC	52,053	1,183,577

TOTAL UNITED KINGDOM		5,945,823

United States of America - 0.3%
China Rapid Finance Ltd. ADR	74,000	597,920
Net 1 UEPS Technologies, Inc. (b)	39,900	364,287

TOTAL UNITED STATES OF AMERICA		962,207

Vietnam - 0.1%
FTP Corp.	188,588	418,485
TOTAL COMMON STOCKS
(Cost $319,119,652)		360,501,057

Nonconvertible Preferred Stocks - 4.4%
Brazil - 1.3%
Banco ABC Brasil SA	309,744	1,699,601
Banco do Estado Rio Grande do Sul SA	170,600	794,774
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR (a)	330,320	2,540,161

TOTAL BRAZIL		5,034,536

Korea (South) - 2.7%
Hyundai Motor Co. Series 2	71,679	7,244,250
LG Chemical Ltd.	11,598	2,691,806
Samsung Fire & Marine Insurance Co. Ltd.	4,066	652,762

TOTAL KOREA (SOUTH)		10,588,818

Russia - 0.4%
Sberbank of Russia	498,400	1,350,998
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $15,084,943)		16,974,352
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.01% to 1.07% 12/14/17 to 1/18/18(d)
(Cost $469,266)	470,000	469,287
	Shares	Value

Money Market Funds - 5.1%
Fidelity Cash Central Fund, 1.10% (e)	14,256,928	14,259,779
Fidelity Securities Lending Cash Central Fund 1.11% (e)(f)	5,240,106	5,240,630
TOTAL MONEY MARKET FUNDS
(Cost $19,499,398)		19,500,409
TOTAL INVESTMENT IN SECURITIES - 103.3%
(Cost $354,173,259)		397,445,105
NET OTHER ASSETS (LIABILITIES) - (3.3)%		(12,529,085)
NET ASSETS - 100%		$384,916,020

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,195,478 or 0.3% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $208,638.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$164,046
Fidelity Securities Lending Cash Central Fund	90,589
Total	$254,635

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$67,457,135	$67,457,135	$--	$--
Consumer Staples	24,266,631	24,266,631	--	--
Energy	15,814,633	15,814,633	--	--
Financials	43,968,176	42,772,698	1,195,478	--
Health Care	27,152,464	27,152,464	--	--
Industrials	45,746,708	45,746,708	--	--
Information Technology	71,315,477	71,315,477	--	--
Materials	39,155,675	39,155,675	--	--
Real Estate	27,911,944	27,911,944	--	--
Telecommunication Services	2,667,310	2,667,310	--	--
Utilities	12,019,256	12,019,256	--	--
Government Obligations	469,287	--	469,287	--
Money Market Funds	19,500,409	19,500,409	--	--
Total Investments in Securities:	$397,445,105	$395,780,340	$1,664,765	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $5,121,917) — See accompanying schedule: Unaffiliated issuers (cost $334,673,861)	$377,944,696
Fidelity Central Funds (cost $19,499,398)	19,500,409
Total Investment in Securities (cost $354,173,259)		$397,445,105
Cash		72,507
Foreign currency held at value (cost $187,194)		187,194
Receivable for investments sold		437,179
Receivable for fund shares sold		639,686
Dividends receivable		107,477
Distributions receivable from Fidelity Central Funds		23,847
Receivable for daily variation margin on futures contracts		37,257
Prepaid expenses		712
Other receivables		67,666
Total assets		399,018,630
Liabilities
Payable for investments purchased	$6,393,204
Payable for fund shares redeemed	1,320,878
Accrued management fee	271,675
Distribution and service plan fees payable	18,513
Other affiliated payables	81,679
Other payables and accrued expenses	776,186
Collateral on securities loaned	5,240,475
Total liabilities		14,102,610
Net Assets		$384,916,020
Net Assets consist of:
Paid in capital		$336,513,781
Undistributed net investment income		2,568,661
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,187,397
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		42,646,181
Net Assets		$384,916,020
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($16,061,739 ÷ 1,068,936 shares)		$15.03
Maximum offering price per share (100/94.25 of $15.03)		$15.95
Class M:
Net Asset Value and redemption price per share ($9,392,565 ÷ 628,889 shares)		$14.94
Maximum offering price per share (100/96.50 of $14.94)		$15.48
Class C:
Net Asset Value and offering price per share ($14,168,018 ÷ 967,701 shares)(a)		$14.64
Emerging Markets Discovery:
Net Asset Value, offering price and redemption price per share ($248,123,708 ÷ 16,412,386 shares)		$15.12
Class I:
Net Asset Value, offering price and redemption price per share ($97,169,990 ÷ 6,412,820 shares)		$15.15

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$6,098,741
Interest		4,780
Income from Fidelity Central Funds		254,635
Income before foreign taxes withheld		6,358,156
Less foreign taxes withheld		(514,794)
Total income		5,843,362
Expenses
Management fee	$1,849,026
Transfer agent fees	468,824
Distribution and service plan fees	125,838
Accounting and security lending fees	114,042
Custodian fees and expenses	319,103
Independent trustees' fees and expenses	749
Registration fees	138,598
Audit	93,370
Legal	255
Miscellaneous	1,586
Total expenses before reductions	3,111,391
Expense reductions	(35,474)	3,075,917
Net investment income (loss)		2,767,445
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,306)	6,434,526
Fidelity Central Funds	(56)
Foreign currency transactions	(155,885)
Futures contracts	2,813,041
Total net realized gain (loss)		9,091,626
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $382,523)	38,809,170
Fidelity Central Funds	(942)
Assets and liabilities in foreign currencies	(3,037)
Futures contracts	33,134
Total change in net unrealized appreciation (depreciation)		38,838,325
Net gain (loss)		47,929,951
Net increase (decrease) in net assets resulting from operations		$50,697,396

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,767,445	$715,896
Net realized gain (loss)	9,091,626	(2,841,874)
Change in net unrealized appreciation (depreciation)	38,838,325	10,693,560
Net increase (decrease) in net assets resulting from operations	50,697,396	8,567,582
Distributions to shareholders from net investment income	(659,806)	(490,717)
Distributions to shareholders from net realized gain	(485,420)	–
Total distributions	(1,145,226)	(490,717)
Share transactions - net increase (decrease)	249,358,868	6,360,074
Redemption fees	166,495	41,424
Total increase (decrease) in net assets	299,077,533	14,478,363
Net Assets
Beginning of period	85,838,487	71,360,124
End of period	$384,916,020	$85,838,487
Other Information
Undistributed net investment income end of period	$2,568,661	$593,159

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Discovery Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.27	$10.92	$12.17	$12.49	$11.89
Income from Investment Operations
Net investment income (loss)A	.14	.09	.09B	.04	.08
Net realized and unrealized gain (loss)	2.74	1.30	(1.34)	(.01)	.75
Total from investment operations	2.88	1.39	(1.25)	.03	.83
Distributions from net investment income	(.07)	(.05)	–	(.06)	(.04)
Distributions from net realized gain	(.06)	–	–	(.30)	(.20)
Total distributions	(.13)	(.05)	–	(.36)	(.25)C
Redemption fees added to paid in capitalA	.01	.01	–D	.01	.02
Net asset value, end of period	$15.03	$12.27	$10.92	$12.17	$12.49
Total ReturnE,F	23.89%	12.93%	(10.27)%	.31%	7.20%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.63%	1.89%	1.88%	1.82%	1.87%
Expenses net of fee waivers, if any	1.63%	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.62%	1.70%	1.69%	1.70%	1.64%
Net investment income (loss)	1.03%	.85%	.76%B	.29%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$16,062	$5,252	$4,660	$4,362	$5,065
Portfolio turnover rateI	58%	60%	103%	148%	179%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.203 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.20	$10.86	$12.13	$12.44	$11.87
Income from Investment Operations
Net investment income (loss)A	.10	.07	.06B	–C	.05
Net realized and unrealized gain (loss)	2.74	1.28	(1.33)	–C	.74
Total from investment operations	2.84	1.35	(1.27)	–C	.79
Distributions from net investment income	(.04)	(.02)	–	(.02)	(.03)
Distributions from net realized gain	(.06)	–	–	(.30)	(.20)
Total distributions	(.11)D	(.02)	–	(.32)	(.24)E
Redemption fees added to paid in capitalA	.01	.01	–C	.01	.02
Net asset value, end of period	$14.94	$12.20	$10.86	$12.13	$12.44
Total ReturnF,G	23.63%	12.58%	(10.47)%	.05%	6.87%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.92%	2.17%	2.16%	2.10%	2.19%
Expenses net of fee waivers, if any	1.92%	1.95%	1.95%	1.95%	1.95%
Expenses net of all reductions	1.90%	1.94%	1.94%	1.95%	1.89%
Net investment income (loss)	.74%	.60%	.51%B	.04%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$9,393	$2,868	$2,015	$2,031	$1,914
Portfolio turnover rateJ	58%	60%	103%	148%	179%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.03) %.

 C Amount represents less than $.005 per share.

 D Total distributions of $.11 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.064 per share.

 E Total distributions of $.24 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $.203 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.97	$10.69	$12.00	$12.35	$11.82
Income from Investment Operations
Net investment income (loss)A	.04	.01	–B,C	(.06)	(.02)
Net realized and unrealized gain (loss)	2.69	1.26	(1.31)	–C	.74
Total from investment operations	2.73	1.27	(1.31)	(.06)	.72
Distributions from net investment income	(.01)	–	–	–	(.01)
Distributions from net realized gain	(.06)	–	–	(.30)	(.20)
Total distributions	(.07)	–	–	(.30)	(.21)
Redemption fees added to paid in capitalA	.01	.01	–C	.01	.02
Net asset value, end of period	$14.64	$11.97	$10.69	$12.00	$12.35
Total ReturnD,E	23.02%	11.97%	(10.92)%	(.42)%	6.32%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.38%	2.63%	2.64%	2.58%	2.70%
Expenses net of fee waivers, if any	2.38%	2.45%	2.45%	2.45%	2.45%
Expenses net of all reductions	2.37%	2.44%	2.44%	2.45%	2.39%
Net investment income (loss)	.28%	.10%	.01%B	(.46)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$14,168	$2,203	$1,675	$1,750	$2,082
Portfolio turnover rateH	58%	60%	103%	148%	179%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.52) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.33	$10.98	$12.21	$12.52	$11.92
Income from Investment Operations
Net investment income (loss)A	.18	.12	.12B	.07	.11
Net realized and unrealized gain (loss)	2.76	1.31	(1.35)	–C	.74
Total from investment operations	2.94	1.43	(1.23)	.07	.85
Distributions from net investment income	(.09)	(.09)	–	(.09)	(.07)
Distributions from net realized gain	(.06)	–	–	(.30)	(.20)
Total distributions	(.16)D	(.09)	–	(.39)	(.27)
Redemption fees added to paid in capitalA	.01	.01	–C	.01	.02
Net asset value, end of period	$15.12	$12.33	$10.98	$12.21	$12.52
Total ReturnE	24.30%	13.19%	(10.07)%	.61%	7.37%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.35%	1.55%	1.56%	1.48%	1.57%
Expenses net of fee waivers, if any	1.35%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.34%	1.44%	1.44%	1.45%	1.39%
Net investment income (loss)	1.31%	1.10%	1.01%B	.54%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$248,124	$67,178	$61,601	$78,377	$96,731
Portfolio turnover rateH	58%	60%	103%	148%	179%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.16 per share is comprised of distributions from net investment income of $.091 and distributions from net realized gain of $.064 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.37	$11.02	$12.25	$12.53	$11.92
Income from Investment Operations
Net investment income (loss)A	.19	.13	.12B	.07	.11
Net realized and unrealized gain (loss)	2.75	1.30	(1.35)	–C	.75
Total from investment operations	2.94	1.43	(1.23)	.07	.86
Distributions from net investment income	(.10)	(.09)	–	(.06)	(.07)
Distributions from net realized gain	(.06)	–	–	(.30)	(.20)
Total distributions	(.17)D	(.09)	–	(.36)	(.27)
Redemption fees added to paid in capitalA	.01	.01	–C	.01	.02
Net asset value, end of period	$15.15	$12.37	$11.02	$12.25	$12.53
Total ReturnE	24.25%	13.16%	(10.04)%	.61%	7.45%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.32%	1.59%	1.54%	1.56%	1.60%
Expenses net of fee waivers, if any	1.32%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.30%	1.44%	1.43%	1.45%	1.39%
Net investment income (loss)	1.34%	1.10%	1.01%B	.54%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$97,170	$8,337	$1,410	$481	$1,076
Portfolio turnover rateH	58%	60%	103%	148%	179%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.17 per share is comprised of distributions from net investment income of $.101 distributions from net realized gain of $.064 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Emerging Markets Discovery and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$49,938,309
Gross unrealized depreciation	(9,946,639)
Net unrealized appreciation (depreciation)	$39,991,670
Tax Cost	$357,453,435

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,457,523
Undistributed long-term capital gain	$2,579,433
Net unrealized appreciation (depreciation) on securities and other investments	$39,989,357

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$1,145,226	$ 490,717

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. For the period, the average monthly notional amount at value for futures contracts in the aggregate was $8,804,090.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $371,838,027 and $117,421,083, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .84% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$24,747	$854
Class M	.25%	.25%	30,468	–
Class C	.75%	.25%	70,623	29,035
			$125,838	$29,889

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$22,237
Class M	3,137
Class C(a)	1,515
$26,889

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$24,552.25
Class M	17,370.28
Class C	18,268.26
Emerging Markets Discovery	327,388.21
Class I	81,246.18
	$468,824

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,597 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $586 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $90,589, including $3 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $34,680 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $794.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$29,900	$22,428
Class M	10,789	4,316
Class C	1,070	–
Emerging Markets Discovery	534,294	453,104
Class I	83,753	10,869
Total	$659,806	$490,717
From net realized gain
Class A	$29,370	$–
Class M	15,653	–
Class C	12,406	–
Emerging Markets Discovery	375,874	–
Class I	52,117	–
Total	$485,420	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	938,873	131,085	$12,644,829	$1,473,088
Reinvestment of distributions	4,936	1,944	55,853	20,757
Shares redeemed	(303,068)	(131,586)	(4,070,793)	(1,425,583)
Net increase (decrease)	640,741	1,443	$8,629,889	$68,262
Class M
Shares sold	451,879	74,898	$5,910,208	$869,903
Reinvestment of distributions	2,312	389	26,067	4,146
Shares redeemed	(60,393)	(25,757)	(796,878)	(281,676)
Net increase (decrease)	393,798	49,530	$5,139,397	$592,373
Class C
Shares sold	856,704	58,882	$11,379,958	$655,298
Reinvestment of distributions	1,203	–	13,340	–
Shares redeemed	(74,143)	(31,638)	(999,641)	(342,535)
Net increase (decrease)	783,764	27,244	$10,393,657	$312,763
Emerging Markets Discovery
Shares sold	14,972,932	2,003,183	$202,173,147	$22,538,095
Reinvestment of distributions	74,929	39,922	850,905	427,569
Shares redeemed	(4,082,672)	(2,204,224)	(56,381,917)	(24,359,570)
Net increase (decrease)	10,965,189	(161,119)	$146,642,135	$(1,393,906)
Class I
Shares sold	6,604,470	642,732	$89,627,624	$7,808,576
Reinvestment of distributions	11,894	981	135,413	10,531
Shares redeemed	(877,747)	(97,475)	(11,209,247)	(1,038,525)
Net increase (decrease)	5,738,617	546,238	$78,553,790	$6,780,582

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Markets Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Discovery Fund (a fund of Fidelity Investment Trust) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Emerging Markets Discovery Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.63%
Actual		$1,000.00	$1,123.30	$8.72
Hypothetical-C		$1,000.00	$1,016.99	$8.29
Class M	1.93%
Actual		$1,000.00	$1,122.50	$10.33
Hypothetical-C		$1,000.00	$1,015.48	$9.80
Class C	2.41%
Actual		$1,000.00	$1,119.30	$12.87
Hypothetical-C		$1,000.00	$1,013.06	$12.23
Emerging Markets Discovery	1.34%
Actual		$1,000.00	$1,125.00	$7.18
Hypothetical-C		$1,000.00	$1,018.45	$6.82
Class I	1.33%
Actual		$1,000.00	$1,124.70	$7.12
Hypothetical-C		$1,000.00	$1,018.50	$6.77

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Markets Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Emerging Markets Discovery Fund
Class A	12/18/17	12/15/17	$0.082	$0.230
Class M	12/18/17	12/15/17	$0.044	$0.230
Class C	12/18/17	12/15/17	$0.020	$0.230
Emerging Markets Discovery	12/18/17	12/15/17	$0.114	$0.230
Class I	12/18/17	12/15/17	$0.116	$0.230

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $2,579,433, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 68% and 100%; Class M designates 79% and 100%; Class C designates 100% and 100%; Emerging Markets Discovery designates 58% and 100%; and Class I designates 55% and 100%; of the dividends distributed on December 16, 2016, and December 27, 2016, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Discovery Fund
Class A	12/19/16	$0.1459	$0.0219
Class A	12/28/16	$0.0050	$0.0000
Class M	12/19/16	$0.1249	$0.0219
Class M	12/28/16	$0.0050	$0.0000
Class C	12/19/16	$0.0819	$0.0219
Class C	12/28/16	$0.0050	$0.0000
Emerging Markets Discovery	12/19/16	$0.1719	$0.0219
Emerging Markets Discovery	12/28/16	$0.0050	$0.0000
Class I	12/19/16	$0.1819	$0.0219
Class I	12/28/16	$0.0050	$0.0000

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in June 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Emerging Markets Discovery Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Emerging Markets Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class was above the competitive median because of relatively higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class M (formerly Class T) was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.70%, 1.95%, 2.45%, 1.45%, and 1.45% through December 31, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AEMD-ANN-1217
1.931250.105

Fidelity Advisor® International Discovery Fund -

Class A, Class M (formerly Class T), Class C, Class I and Class Z

Annual Report

October 31, 2017

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® International Discovery Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	18.63%	7.98%	0.77%
Class M (incl. 3.50% sales charge)	21.17%	8.24%	0.74%
Class C (incl. contingent deferred sales charge)	23.93%	8.45%	0.60%
Class I	26.29%	9.64%	1.71%
Class Z	26.44%	9.76%	1.76%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Discovery Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$10,797	Fidelity Advisor® International Discovery Fund - Class A
$11,334	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager William Kennedy:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 25% to 26%, beating the 23.69% return of the benchmark MSCI EAFE Index. Versus the benchmark, security selection, most notably in industrials, and sector allocations, especially an overweighting in the top-performing information technology sector, helped relative performance. Geographically, investments in emerging markets, which are outside the benchmark, as well as in picks in Japan and continental Europe aided fund results the most. Top individual relative contributors included China-based e-commerce giant Alibaba Group Holding. Its stock price surged as expanding e-commerce sales worldwide and the firm's broad offerings drove strong earnings growth. Shares of educational company New Oriental Education & Technology gained as China’s growing middle class invested in their children’s education. On the downside, security selection in the energy sector and, geographically, in out-of-index Canada and the U.S. nicked relative performance. Stock-level detractors included telecommunications-services company KDDI in Japan, which fell from favor as investors shifted toward more economically sensitive names after the Trump election. A non-benchmark stake in Canada's Cenovus Energy and a small cash position also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	17.8%
United Kingdom	13.7%
France	10.3%
Germany	6.7%
Switzerland	6.3%
Netherlands	5.3%
Spain	4.6%
India	3.6%
Sweden	3.2%
Other*	28.5%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

As of April 30, 2017
Japan	17.6%
United Kingdom	15.4%
France	8.6%
Switzerland	5.8%
Netherlands	5.7%
Germany	5.7%
Sweden	4.2%
Spain	4.1%
United States of America*	3.4%
Other	29.5%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.6	98.3
Short-Term Investments and Net Other Assets (Liabilities)	2.4	1.7

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	2.0	2.1
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.7	1.2
SAP SE (Germany, Software)	1.6	1.7
Statoil ASA (Norway, Oil, Gas & Consumable Fuels)	1.5	1.3
ORIX Corp. (Japan, Diversified Financial Services)	1.2	1.1
VINCI SA (France, Construction & Engineering)	1.2	0.9
Sony Corp. (Japan, Household Durables)	1.2	1.1
Micro Focus International PLC (United Kingdom, Software)	1.0	1.4
KBC Groep NV (Belgium, Banks)	1.0	1.0
British American Tobacco PLC (United Kingdom, Tobacco)	1.0	1.2
	13.4

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.0	20.8
Industrials	14.0	16.4
Consumer Discretionary	13.0	13.9
Health Care	11.0	7.7
Information Technology	10.7	13.3
Consumer Staples	10.4	10.0
Materials	5.6	6.2
Energy	5.3	4.8
Telecommunication Services	2.9	2.8
Real Estate	1.9	1.1

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (000s)
Australia - 2.0%
Altium Ltd.	1,569,213	$14,388
Australia & New Zealand Banking Group Ltd.	2,498,457	57,213
Bapcor Ltd.	8,747,451	36,420
Magellan Financial Group Ltd.	1,204,177	22,368
Ramsay Health Care Ltd.	1,002,986	51,362
Spark Infrastructure Group unit	18,522,715	36,008

TOTAL AUSTRALIA		217,759

Austria - 1.0%
Erste Group Bank AG	1,238,700	53,229
Wienerberger AG	2,081,200	53,480

TOTAL AUSTRIA		106,709

Bailiwick of Jersey - 1.4%
Glencore Xstrata PLC	20,685,349	99,728
Randgold Resources Ltd. sponsored ADR	189,614	18,633
Shire PLC	552,000	27,189

TOTAL BAILIWICK OF JERSEY		145,550

Belgium - 1.5%
Anheuser-Busch InBev SA NV	423,027	51,872
KBC Groep NV	1,297,261	107,758

TOTAL BELGIUM		159,630

Bermuda - 0.3%
Hiscox Ltd.	1,872,000	35,504
British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	219,200	7,124
Canada - 1.9%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	725,100	33,998
Cenovus Energy, Inc.	3,404,200	33,037
Constellation Software, Inc.	76,000	43,239
Franco-Nevada Corp.	227,700	18,088
PrairieSky Royalty Ltd. (b)	1,763,973	46,954
Suncor Energy, Inc.	676,200	22,958

TOTAL CANADA		198,274

Cayman Islands - 1.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	446,500	82,553
ASM Pacific Technology Ltd.	1,577,700	22,953
JD.com, Inc. sponsored ADR (a)	762,600	28,613
New Oriental Education & Technology Group, Inc. sponsored ADR	255,900	21,301

TOTAL CAYMAN ISLANDS		155,420

China - 1.4%
Kweichow Moutai Co. Ltd. (A Shares)	607,482	56,586
Qingdao Port International Co. Ltd.	11,154,000	7,878
Shanghai International Airport Co. Ltd. (A Shares)	5,861,900	38,653
Wuliangye Yibin Co. Ltd. Class A	4,443,400	44,615

TOTAL CHINA		147,732

Denmark - 0.7%
Novo Nordisk A/S Series B	966,145	48,103
Novozymes A/S Series B	393,200	21,715

TOTAL DENMARK		69,818

Finland - 0.5%
Sampo Oyj (A Shares)	929,800	48,717
France - 10.3%
Accor SA	664,400	33,151
ALTEN	336,259	29,436
Altran Technologies SA	1,492,300	27,604
Amundi SA	567,258	48,091
Atos Origin SA	252,720	39,270
AXA SA	1,278,800	38,605
BNP Paribas SA	774,100	60,451
Capgemini SA	486,200	59,099
Cegedim SA (a)	536,390	20,869
Elis SA	1,199,800	31,299
Kaufman & Broad SA	454,247	20,070
Maisons du Monde SA	1,122,200	48,562
Rexel SA	1,540,100	27,493
Sanofi SA	952,591	90,198
Sartorius Stedim Biotech	306,000	20,856
SMCP S.A.S.	644,668	16,250
Societe Generale Series A	1,243,700	69,218
Sodexo SA	558,700	71,100
Total SA	3,896,574	217,042
VINCI SA (b)	1,321,700	129,402

TOTAL FRANCE		1,098,066

Germany - 6.7%
adidas AG	360,212	80,163
Aumann AG	133,851	12,411
Deutsche Borse AG	164,581	17,045
Deutsche Post AG	2,254,367	103,254
Deutsche Telekom AG	1,845,500	33,417
Fresenius SE & Co. KGaA	429,100	35,843
Henkel AG & Co. KGaA	333,900	42,084
MTU Aero Engines Holdings AG	380,800	64,207
Muenchener Rueckversicherungs AG	122,700	27,449
Nexus AG	604,505	18,347
Rational AG	76,305	50,042
Rheinmetall AG	313,900	37,022
SAP SE	1,522,370	173,950
Wirecard AG	222,600	21,923

TOTAL GERMANY		717,157

Hong Kong - 1.2%
AIA Group Ltd.	9,260,800	69,681
Techtronic Industries Co. Ltd.	10,229,000	59,986

TOTAL HONG KONG		129,667

India - 3.6%
Avenue Supermarts Ltd.	595,148	10,484
Bharat Petroleum Corp. Ltd.	3,495,188	29,235
Bharti Infratel Ltd.	8,217,708	56,115
HDFC Bank Ltd.	1,034,409	28,953
HDFC Bank Ltd. sponsored ADR	694,884	64,138
Housing Development Finance Corp. Ltd.	3,719,156	98,071
Kajaria Ceramics Ltd.	2,444,763	25,682
Kotak Mahindra Bank Ltd.	1,211,049	19,172
Petronet LNG Ltd.	6,098,248	24,473
PNB Housing Finance Ltd.	838,105	18,420
PVR Ltd.	442,801	9,486

TOTAL INDIA		384,229

Indonesia - 0.6%
PT Bank Central Asia Tbk	16,688,600	25,717
PT Bank Rakyat Indonesia Tbk	32,624,300	37,525

TOTAL INDONESIA		63,242

Ireland - 3.1%
Allied Irish Banks PLC	2,202,142	13,016
Cairn Homes PLC (a)	20,930,170	43,458
CRH PLC	2,162,910	81,395
DCC PLC (United Kingdom)	366,900	34,793
Glenveagh Properties PLC	13,703,776	17,958
Green REIT PLC	9,492,200	16,696
James Hardie Industries PLC CDI	1,790,532	27,257
Kerry Group PLC Class A	571,300	57,531
Ryanair Holdings PLC sponsored ADR (a)	355,466	39,851

TOTAL IRELAND		331,955

Israel - 0.5%
Frutarom Industries Ltd.	692,800	57,037
Italy - 0.9%
De Longhi SpA	734,500	24,085
Intesa Sanpaolo SpA	22,174,600	74,549

TOTAL ITALY		98,634

Japan - 16.3%
AEON Financial Service Co. Ltd.	1,637,700	35,172
Daito Trust Construction Co. Ltd.	170,800	29,862
Hoya Corp.	1,466,200	79,660
Investors Cloud Co. Ltd. (b)	442,100	26,961
KDDI Corp.	3,906,500	104,079
Keyence Corp.	137,820	76,521
Komatsu Ltd.	1,572,500	51,383
Misumi Group, Inc.	1,138,800	31,200
Mitsubishi UFJ Financial Group, Inc.	13,323,000	90,372
Monex Group, Inc.	10,069,949	32,115
Morinaga & Co. Ltd.	578,200	32,847
Nidec Corp.	324,300	43,126
Nintendo Co. Ltd.	109,300	42,404
Nitori Holdings Co. Ltd.	490,500	71,285
Olympus Corp.	2,074,600	77,206
ORIX Corp.	7,596,400	130,610
Panasonic Corp.	6,185,200	93,393
Recruit Holdings Co. Ltd.	951,600	23,331
Relo Holdings Corp.	2,579,800	63,870
Renesas Electronics Corp. (a)	6,360,600	82,237
SMC Corp.	135,700	51,913
SMS Co., Ltd.	1,148,500	34,598
SoftBank Corp.	816,200	72,333
Sony Corp.	2,969,500	124,228
Start Today Co. Ltd.	1,828,300	50,076
Sundrug Co. Ltd.	870,200	37,870
Toto Ltd.	61,000	2,987
Tsuruha Holdings, Inc.	468,800	58,123
VT Holdings Co. Ltd.	3,872,500	21,080
Welcia Holdings Co. Ltd.	1,666,500	63,247

TOTAL JAPAN		1,734,089

Korea (South) - 0.3%
Hyundai Fire & Marine Insurance Co. Ltd.	331,774	13,457
KB Financial Group, Inc.	437,375	22,914

TOTAL KOREA (SOUTH)		36,371

Luxembourg - 0.7%
Eurofins Scientific SA	122,139	76,401
Marshall Islands - 0.1%
Hoegh LNG Partners LP	715,655	13,562
Netherlands - 5.3%
ASML Holding NV (Netherlands)	438,700	79,154
Basic-Fit NV (a)	579,100	13,299
IMCD Group BV	1,264,300	79,527
ING Groep NV (Certificaten Van Aandelen)	4,861,400	89,836
Intertrust NV (b)	715,684	11,004
Koninklijke Philips Electronics NV	2,599,026	105,918
Unilever NV (Certificaten Van Aandelen) (Bearer)	3,031,776	176,116
Van Lanschot NV (Bearer)	223,700	6,789

TOTAL NETHERLANDS		561,643

New Zealand - 1.1%
EBOS Group Ltd.	3,154,998	37,998
Fisher & Paykel Healthcare Corp.	3,744,125	33,948
Ryman Healthcare Group Ltd.	6,393,204	40,686

TOTAL NEW ZEALAND		112,632

Norway - 1.5%
Statoil ASA (b)	7,822,109	158,926
Philippines - 0.3%
SM Investments Corp.	1,974,665	36,557
Romania - 0.3%
Banca Transilvania SA	63,057,091	35,103
Russia - 0.4%
Sberbank of Russia sponsored ADR	3,048,700	43,749
South Africa - 0.9%
Aspen Pharmacare Holdings Ltd.	656,700	14,837
Naspers Ltd. Class N	320,800	78,165

TOTAL SOUTH AFRICA		93,002

Spain - 4.6%
Aedas Homes SAU	406,831	14,217
Amadeus IT Holding SA Class A	790,100	53,610
Atresmedia Corporacion de Medios de Comunicacion SA	1,229,800	12,635
CaixaBank SA (b)	18,391,133	86,077
Grifols SA ADR	2,461,958	58,225
Hispania Activos Inmobiliarios SA	1,424,325	24,563
Inditex SA (b)	1,333,256	49,845
Masmovil Ibercom SA (a)(b)	323,297	26,708
Mediaset Espana Comunicacion SA	2,378,700	25,857
Neinor Homes SLU	2,255,500	46,359
Prosegur Cash SA	19,469,700	63,502
Zardoya Otis SA	2,111,573	22,875

TOTAL SPAIN		484,473

Sweden - 3.2%
ASSA ABLOY AB (B Shares)	3,321,800	70,033
Com Hem Holding AB	847,200	12,721
Essity AB Class B	2,669,400	79,811
HEXPOL AB (B Shares)	1,872,700	18,947
Indutrade AB	1,342,200	37,228
Nordea Bank AB	4,487,200	54,243
Saab AB (B Shares)	650,800	33,257
Svenska Cellulosa AB (SCA) (B Shares)	4,118,900	38,672

TOTAL SWEDEN		344,912

Switzerland - 6.3%
ABB Ltd. (Reg.)	3,695,570	96,510
Credit Suisse Group AG	3,492,359	55,036
Forbo Holding AG (Reg.)	20,130	30,428
Julius Baer Group Ltd.	868,620	51,377
Kaba Holding AG (B Shares) (Reg.)	41,400	40,958
Lonza Group AG	204,259	54,256
Nestle SA (Reg. S)	821,706	69,137
Partners Group Holding AG	77,036	51,813
Roche Holding AG (participation certificate)	305,286	70,561
Schindler Holding AG (participation certificate)	170,348	38,606
Swatch Group AG (Bearer)	155,600	60,983
UBS Group AG	3,179,340	54,112

TOTAL SWITZERLAND		673,777

Taiwan - 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,732,000	22,102
United Microelectronics Corp.	62,100,000	32,073

TOTAL TAIWAN		54,175

United Kingdom - 13.7%
Anglo American PLC (United Kingdom)	1,384,500	26,111
AstraZeneca PLC (United Kingdom)	1,048,809	70,963
BAE Systems PLC	4,102,004	32,313
Barclays PLC	58,542	144
BCA Marketplace PLC	7,762,300	21,470
BHP Billiton PLC	3,418,385	61,892
Booker Group PLC	17,550,700	46,900
British American Tobacco PLC (United Kingdom)	1,219,764	78,809
Bunzl PLC	1,995,172	62,140
Cineworld Group PLC	2,055,200	18,138
CMC Markets PLC	12,570,100	26,628
Compass Group PLC	1,853,606	40,695
Conviviality PLC	3,508,273	19,815
Countryside Properties PLC	3,344,076	15,785
Cranswick PLC	1,341,488	54,876
GlaxoSmithKline PLC	3,585,419	64,349
Hastings Group Holdings PLC	3,610,729	15,111
Imperial Tobacco Group PLC	865,288	35,287
Jiangsu Yanghe Brewery JSC Ltd. ELS (HSBC Warrant Program) warrants 9/19/19 (a)(c)	2,466,200	40,976
John Wood Group PLC	2,221,100	20,989
Liberty Global PLC Class A (a)	1,294,500	39,935
LivaNova PLC (a)	682,328	50,424
London Stock Exchange Group PLC	949,236	47,416
Melrose Industries PLC	23,769,234	69,420
Micro Focus International PLC	3,150,505	110,676
Moneysupermarket.com Group PLC	5,256,022	22,681
NCC Group Ltd. (b)	9,151,300	27,955
Reckitt Benckiser Group PLC	769,819	68,873
Rex Bionics PLC (a)(d)(e)	1,297,286	30
Rio Tinto PLC	922,450	43,596
Senior Engineering Group PLC	7,132,100	27,309
Spirax-Sarco Engineering PLC	312,000	23,413
St. James's Place Capital PLC	2,427,309	37,944
Standard Chartered PLC (United Kingdom) (a)	9,043,920	90,136
Zpg PLC	8,675,409	40,328

TOTAL UNITED KINGDOM		1,453,527

United States of America - 0.6%
British American Tobacco PLC sponsored ADR	423,000	27,241
Monsanto Co.	287,400	34,804
MSCI, Inc.	42,200	4,953

TOTAL UNITED STATES OF AMERICA		66,998

TOTAL COMMON STOCKS
(Cost $7,887,727)		10,152,121

Preferred Stocks - 0.8%
Convertible Preferred Stocks - 0.3%
Cayman Islands - 0.3%
China Internet Plus Holdings Ltd. Series A-11 (a)(e)(f)	5,958,244	33,301
Nonconvertible Preferred Stocks - 0.5%
Brazil - 0.5%
Itausa-Investimentos Itau SA (PN)	16,420,200	52,604
TOTAL PREFERRED STOCKS
(Cost $76,501)		85,905
	Principal Amount (000s)	Value (000s)

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.99% to 1.04% 11/30/17 to 12/7/17 (Cost $4,516)(g)	4,520	4,516
	Shares	Value (000s)

Money Market Funds - 7.6%
Fidelity Cash Central Fund, 1.10% (h)	388,022,983	388,101
Fidelity Securities Lending Cash Central Fund 1.11% (h)(i)	417,529,962	417,572
TOTAL MONEY MARKET FUNDS
(Cost $805,681)		805,673
TOTAL INVESTMENT IN SECURITIES - 103.7%
(Cost $8,774,425)		11,048,215
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(398,953)
NET ASSETS - 100%		$10,649,262

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
TSE TOPIX Index Contracts (Japan)	1,035	Dec. 2017	$160,477	$16,840	$16,840

The notional amount of futures purchased as a percentage of Net Assets is 1.5%

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $40,976,000 or 0.4% of net assets.

 (d) Affiliated company

 (e) Level 3 security

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $33,301,000 or 0.3% of net assets.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,516,000.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$18,833

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,715
Fidelity Securities Lending Cash Central Fund	4,300
Total	$6,015

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Hoegh LNG Partners LP	$12,739	$--	$--	$975	$--	$1,746	$--
Rex Bionics PLC	357	--	--	--	--	(327)	30
Total	$13,096	$--	$--	$975	$--	$1,419	$30

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$1,350,086	$956,723	$360,062	$33,301
Consumer Staples	1,135,638	498,744	636,894	--
Energy	567,176	191,208	375,968	--
Financials	2,267,079	1,490,157	776,922	--
Health Care	1,148,229	514,052	634,147	30
Industrials	1,487,077	1,084,281	402,796	--
Information Technology	1,145,878	602,839	543,039	--
Materials	601,355	414,472	186,883	--
Real Estate	194,127	73,434	120,693	--
Telecommunication Services	305,373	95,544	209,829	--
Utilities	36,008	36,008	--	--
Government Obligations	4,516	--	4,516	--
Money Market Funds	805,673	805,673	--	--
Total Investments in Securities:	$11,048,215	$6,763,135	$4,251,749	$33,331
Derivative Instruments:
Assets
Futures Contracts	$16,840	$16,840	$--	$--
Total Assets	$16,840	$16,840	$--	$--
Total Derivative Instruments:	$16,840	$16,840	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$1,142,021
Level 2 to Level 1	$181,730

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Futures Contracts(a)	$16,840	$0
Total Equity Risk	16,840	0
Total Value of Derivatives	$16,840	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $394,457) — See accompanying schedule: Unaffiliated issuers (cost $7,964,803)	$10,242,512
Fidelity Central Funds (cost $805,681)	805,673
Other affiliated issuers (cost $3,941)	30
Total Investment in Securities (cost $8,774,425)		$11,048,215
Foreign currency held at value (cost $10)		10
Receivable for investments sold		12,605
Receivable for fund shares sold		6,444
Dividends receivable		26,726
Distributions receivable from Fidelity Central Funds		696
Prepaid expenses		23
Other receivables		4,694
Total assets		11,099,413
Liabilities
Payable to custodian bank	$19
Payable for investments purchased	11,110
Payable for fund shares redeemed	11,664
Accrued management fee	6,647
Distribution and service plan fees payable	89
Payable for daily variation margin on futures contracts	683
Other affiliated payables	1,374
Other payables and accrued expenses	966
Collateral on securities loaned	417,599
Total liabilities		450,151
Net Assets		$10,649,262
Net Assets consist of:
Paid in capital		$7,869,998
Undistributed net investment income		108,446
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		381,985
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,288,833
Net Assets		$10,649,262
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($247,565 ÷ 5,306.0 shares)		$46.66
Maximum offering price per share (100/94.25 of $46.66)		$49.51
Class M:
Net Asset Value and redemption price per share ($34,856 ÷ 752.0 shares)		$46.35
Maximum offering price per share (100/96.50 of $46.35)		$48.03
Class C:
Net Asset Value and offering price per share ($28,404 ÷ 618.3 shares)(a)		$45.94
International Discovery:
Net Asset Value, offering price and redemption price per share ($7,350,693 ÷ 156,279.9 shares)		$47.04
Class K:
Net Asset Value, offering price and redemption price per share ($2,228,308 ÷ 47,456.1 shares)		$46.96
Class I:
Net Asset Value, offering price and redemption price per share ($658,324 ÷ 14,031.2 shares)		$46.92
Class Z:
Net Asset Value, offering price and redemption price per share ($101,112 ÷ 2,154.8 shares)		$46.92

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2017
Investment Income
Dividends (including $975 earned from other affiliated issuers)		$219,771
Interest		20
Income from Fidelity Central Funds		6,015
Income before foreign taxes withheld		225,806
Less foreign taxes withheld		(19,098)
Total income		206,708
Expenses
Management fee
Basic fee	$64,306
Performance adjustment	6,041
Transfer agent fees	14,185
Distribution and service plan fees	1,008
Accounting and security lending fees	1,784
Custodian fees and expenses	1,428
Independent trustees' fees and expenses	38
Registration fees	173
Audit	122
Legal	48
Miscellaneous	81
Total expenses before reductions	89,214
Expense reductions	(1,429)	87,785
Net investment income (loss)		118,923
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,016,110
Fidelity Central Funds	(12)
Foreign currency transactions	(163)
Futures contracts	14,541
Total net realized gain (loss)		1,030,476
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,087,126
Fidelity Central Funds	(36)
Other affiliated issuers	1,419
Assets and liabilities in foreign currencies	858
Futures contracts	13,054
Total change in net unrealized appreciation (depreciation)		1,102,421
Net gain (loss)		2,132,897
Net increase (decrease) in net assets resulting from operations		$2,251,820

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$118,923	$162,246
Net realized gain (loss)	1,030,476	(541,847)
Change in net unrealized appreciation (depreciation)	1,102,421	(131,024)
Net increase (decrease) in net assets resulting from operations	2,251,820	(510,625)
Distributions to shareholders from net investment income	(150,174)	(113,434)
Distributions to shareholders from net realized gain	(11,939)	(1,362)
Total distributions	(162,113)	(114,796)
Share transactions - net increase (decrease)	(822,002)	(960,274)
Redemption fees	9	70
Total increase (decrease) in net assets	1,267,714	(1,585,625)
Net Assets
Beginning of period	9,381,548	10,967,173
End of period	$10,649,262	$9,381,548
Other Information
Undistributed net investment income end of period	$108,446	$142,052

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Discovery Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.60	$39.78	$38.70	$39.49	$31.66
Income from Investment Operations
Net investment income (loss)A	.36	.47B	.40C	.53D	.34
Net realized and unrealized gain (loss)	9.22	(2.38)	.79	(.67)	7.97
Total from investment operations	9.58	(1.91)	1.19	(.14)	8.31
Distributions from net investment income	(.47)	(.27)	(.11)	(.33)	(.45)
Distributions from net realized gain	(.05)	(.01)	–	(.31)	(.03)
Total distributions	(.52)	(.27)E	(.11)	(.65)F	(.48)
Redemption fees added to paid in capitalA,G	–	–	–	–	–
Net asset value, end of period	$46.66	$37.60	$39.78	$38.70	$39.49
Total ReturnH,I	25.87%	(4.83)%	3.09%	(.36)%	26.59%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.29%	1.35%	1.33%	1.28%	1.35%
Expenses net of fee waivers, if any	1.29%	1.35%	1.33%	1.28%	1.35%
Expenses net of all reductions	1.27%	1.34%	1.32%	1.28%	1.33%
Net investment income (loss)	.88%	1.26%B	1.00%C	1.35%D	.97%
Supplemental Data
Net assets, end of period (in millions)	$248	$236	$283	$297	$347
Portfolio turnover rateL	42%	50%M	60%M	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

 E Total distributions of $.27 per share is comprised of distributions from net investment income of $.269 and distributions from net realized gain of $.005 per share.

 F Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.34	$39.51	$38.43	$39.23	$31.42
Income from Investment Operations
Net investment income (loss)A	.26	.38B	.30C	.44D	.26
Net realized and unrealized gain (loss)	9.17	(2.37)	.80	(.68)	7.92
Total from investment operations	9.43	(1.99)	1.10	(.24)	8.18
Distributions from net investment income	(.37)	(.17)	(.02)	(.25)	(.34)
Distributions from net realized gain	(.05)	(.01)	–	(.31)	(.03)
Total distributions	(.42)	(.18)	(.02)	(.56)	(.37)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$46.35	$37.34	$39.51	$38.43	$39.23
Total ReturnF,G	25.57%	(5.07)%	2.86%	(.60)%	26.31%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.53%	1.58%	1.57%	1.51%	1.59%
Expenses net of fee waivers, if any	1.52%	1.58%	1.57%	1.51%	1.59%
Expenses net of all reductions	1.51%	1.57%	1.56%	1.51%	1.57%
Net investment income (loss)	.64%	1.02%B	.76%C	1.11%D	.73%
Supplemental Data
Net assets, end of period (in millions)	$35	$35	$43	$49	$53
Portfolio turnover rateJ	42%	50%K	60%K	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$36.96	$39.14	$38.25	$39.07	$31.32
Income from Investment Operations
Net investment income (loss)A	.04	.19B	.10C	.23D	.08
Net realized and unrealized gain (loss)	9.12	(2.37)	.79	(.66)	7.90
Total from investment operations	9.16	(2.18)	.89	(.43)	7.98
Distributions from net investment income	(.13)	–	–	(.08)	(.20)
Distributions from net realized gain	(.05)	–	–	(.31)	(.03)
Total distributions	(.18)	–	–	(.39)	(.23)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$45.94	$36.96	$39.14	$38.25	$39.07
Total ReturnF,G	24.93%	(5.57)%	2.33%	(1.10)%	25.65%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.05%	2.10%	2.09%	2.03%	2.10%
Expenses net of fee waivers, if any	2.05%	2.10%	2.09%	2.03%	2.09%
Expenses net of all reductions	2.04%	2.09%	2.08%	2.02%	2.07%
Net investment income (loss)	.11%	.50%B	.24%C	.60%D	.23%
Supplemental Data
Net assets, end of period (in millions)	$28	$26	$32	$35	$36
Portfolio turnover rateJ	42%	50%K	60%K	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .13%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06) %.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.91	$40.12	$39.03	$39.82	$31.91
Income from Investment Operations
Net investment income (loss)A	.50	.61B	.54C	.67D	.47
Net realized and unrealized gain (loss)	9.29	(2.41)	.81	(.68)	8.02
Total from investment operations	9.79	(1.80)	1.35	(.01)	8.49
Distributions from net investment income	(.61)	(.41)	(.26)	(.47)	(.55)
Distributions from net realized gain	(.05)	(.01)	–	(.31)	(.03)
Total distributions	(.66)	(.41)E	(.26)	(.78)	(.58)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$47.04	$37.91	$40.12	$39.03	$39.82
Total ReturnG	26.33%	(4.53)%	3.47%	(.01)%	27.03%
Ratios to Average Net AssetsH,I
Expenses before reductions	.94%	1.00%	.99%	.93%	1.00%
Expenses net of fee waivers, if any	.94%	1.00%	.99%	.93%	1.00%
Expenses net of all reductions	.92%	.99%	.98%	.93%	.98%
Net investment income (loss)	1.22%	1.61%B	1.34%C	1.69%D	1.32%
Supplemental Data
Net assets, end of period (in millions)	$7,351	$6,421	$7,209	$7,464	$7,800
Portfolio turnover rateJ	42%	50%K	60%K	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 E Total distributions of $.41 per share is comprised of distributions from net investment income of $.409 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class K

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.86	$40.06	$38.97	$39.76	$31.87
Income from Investment Operations
Net investment income (loss)A	.55	.66B	.59C	.72D	.52
Net realized and unrealized gain (loss)	9.26	(2.39)	.81	(.67)	8.01
Total from investment operations	9.81	(1.73)	1.40	.05	8.53
Distributions from net investment income	(.66)	(.46)	(.31)	(.53)	(.61)
Distributions from net realized gain	(.05)	(.01)	–	(.31)	(.03)
Total distributions	(.71)	(.47)	(.31)	(.84)	(.64)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$46.96	$37.86	$40.06	$38.97	$39.76
Total ReturnF	26.47%	(4.38)%	3.61%	.13%	27.23%
Ratios to Average Net AssetsG,H
Expenses before reductions	.82%	.86%	.86%	.80%	.85%
Expenses net of fee waivers, if any	.82%	.86%	.86%	.80%	.85%
Expenses net of all reductions	.80%	.85%	.85%	.79%	.83%
Net investment income (loss)	1.35%	1.74%B	1.47%C	1.83%D	1.47%
Supplemental Data
Net assets, end of period (in millions)	$2,228	$1,880	$2,308	$2,464	$2,576
Portfolio turnover rateI	42%	50%J	60%J	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.82	$40.03	$38.96	$39.76	$31.87
Income from Investment Operations
Net investment income (loss)A	.49	.61B	.53C	.67D	.47
Net realized and unrealized gain (loss)	9.27	(2.40)	.80	(.68)	8.01
Total from investment operations	9.76	(1.79)	1.33	(.01)	8.48
Distributions from net investment income	(.61)	(.42)	(.26)	(.48)	(.56)
Distributions from net realized gain	(.05)	(.01)	–	(.31)	(.03)
Total distributions	(.66)	(.42)E	(.26)	(.79)	(.59)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$46.92	$37.82	$40.03	$38.96	$39.76
Total ReturnG	26.29%	(4.52)%	3.44%	(.01)%	27.03%
Ratios to Average Net AssetsH,I
Expenses before reductions	.96%	1.00%	1.00%	.93%	1.00%
Expenses net of fee waivers, if any	.96%	1.00%	.99%	.93%	1.00%
Expenses net of all reductions	.94%	.99%	.98%	.93%	.97%
Net investment income (loss)	1.21%	1.60%B	1.33%C	1.69%D	1.33%
Supplemental Data
Net assets, end of period (in millions)	$658	$745	$1,061	$650	$476
Portfolio turnover rateJ	42%	50%K	60%K	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.22%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 E Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class Z

Years ended October 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$37.84	$40.03	$38.96	$39.77	$37.22
Income from Investment Operations
Net investment income (loss)B	.56	.66C	.59D	.72E	.07
Net realized and unrealized gain (loss)	9.24	(2.38)	.80	(.68)	2.48
Total from investment operations	9.80	(1.72)	1.39	.04	2.55
Distributions from net investment income	(.67)	(.46)	(.32)	(.54)	–
Distributions from net realized gain	(.05)	(.01)	–	(.31)	–
Total distributions	(.72)	(.47)	(.32)	(.85)	–
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$46.92	$37.84	$40.03	$38.96	$39.77
Total ReturnG,H	26.44%	(4.36)%	3.58%	.12%	6.85%
Ratios to Average Net AssetsI,J
Expenses before reductions	.82%	.86%	.86%	.80%	.85%K
Expenses net of fee waivers, if any	.82%	.86%	.86%	.80%	.85%K
Expenses net of all reductions	.80%	.85%	.85%	.79%	.83%K
Net investment income (loss)	1.35%	1.74%C	1.47%D	1.83%E	.76%K
Supplemental Data
Net assets, end of period (in millions)	$101	$38	$30	$35	$–
Portfolio turnover rateL	42%	50%M	60%M	57%	65%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 E Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, International Discovery, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,412,009
Gross unrealized depreciation	(158,816)
Net unrealized appreciation (depreciation)	$2,253,193
Tax Cost	$8,811,862

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$115,404
Undistributed long-term capital gain	$412,934
Net unrealized appreciation (depreciation) on securities and other investments	$2,251,367

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$162,113	$ 114,796

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,991,057 and $5,033,189, respectively.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 1,487 shares of the Fund held by an unaffiliated entity were redeemed for investments and cash with a value of $55,670. The Fund had a net gain of $10,064 on investments delivered through the in-kind redemptions. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$585	$3
Class M	.25%	.25%	166	–
Class C	.75%	.25%	257	17
			$1,008	$20

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$30
Class M	2
Class C(a)	3
$35

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$627.27
Class M	85.26
Class C	73.28
International Discovery	11,267.17
Class K	916.05
Class I	1,182.19
Class Z	35.05
	$14,185

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $13 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,300. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,346 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $81.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$2,894	$1,912
Class M	333	184
Class C	92	–
International Discovery	102,284	73,519
Class K	32,411	26,239
Class I	11,493	11,205
Class Z	667	375
Total	$150,174	$113,434
From net realized gain
Class A	$302	$36
Class M	44	5
Class C	33	–
International Discovery	8,190	899
Class K	2,392	284
Class I	929	134
Class Z	49	4
Total	$11,939	$1,362

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	712	885	$29,106	$33,250
Reinvestment of distributions	87	48	3,152	1,922
Shares redeemed	(1,774)	(1,758)	(71,253)	(66,337)
Net increase (decrease)	(975)	(825)	$(38,995)	$(31,165)
Class M
Shares sold	80	126	$3,246	$4,736
Reinvestment of distributions	10	5	365	183
Shares redeemed	(274)	(282)	(10,830)	(10,546)
Net increase (decrease)	(184)	(151)	$(7,219)	$(5,627)
Class B
Shares sold	–	1	$–	$16
Shares redeemed	–	(58)	–	(2,118)
Net increase (decrease)	–	(57)	$–	$(2,102)
Class C
Shares sold	83	193	$3,499	$7,216
Reinvestment of distributions	3	–	116	–
Shares redeemed	(174)	(298)	(6,878)	(11,125)
Net increase (decrease)	(88)	(105)	$(3,263)	$(3,909)
International Discovery
Shares sold	19,989	18,319	$812,564	$696,598
Reinvestment of distributions	2,884	1,781	105,223	70,961
Shares redeemed	(35,967)	(30,424)	(1,442,640)	(1,154,409)
Net increase (decrease)	(13,094)	(10,324)	$(524,853)	$(386,850)
Class K
Shares sold	10,877	12,391	$448,875	$466,861
Reinvestment of distributions	957	667	34,802	26,523
Shares redeemed	(14,039)	(21,012)(a)	(560,342)	(800,081)(a)
Net increase (decrease)	(2,205)	(7,954)	$(76,665)	$(306,697)
Class I
Shares sold	3,202	8,874	$130,302	$334,588
Reinvestment of distributions	82	52	2,985	2,069
Shares redeemed	(8,961)	(15,719)	(349,072)	(569,974)
Net increase (decrease)	(5,677)	(6,793)	$(215,785)	$(233,317)
Class Z
Shares sold	1,483	497	$58,502	$18,760
Reinvestment of distributions	20	10	716	379
Shares redeemed	(351)	(256)	(14,440)	(9,746)
Net increase (decrease)	1,152	251	$44,778	$9,393

 (a) Amount includes in-kind redemptions (see the prior Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 12% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity International Discovery Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 12, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.33%
Actual		$1,000.00	$1,136.90	$7.16
Hypothetical-C		$1,000.00	$1,018.50	$6.77
Class M	1.57%
Actual		$1,000.00	$1,135.50	$8.45
Hypothetical-C		$1,000.00	$1,017.29	$7.98
Class C	2.10%
Actual		$1,000.00	$1,132.60	$11.29
Hypothetical-C		$1,000.00	$1,014.62	$10.66
International Discovery	.98%
Actual		$1,000.00	$1,139.00	$5.28
Hypothetical-C		$1,000.00	$1,020.27	$4.99
Class K	.87%
Actual		$1,000.00	$1,139.50	$4.69
Hypothetical-C		$1,000.00	$1,020.82	$4.43
Class I	1.01%
Actual		$1,000.00	$1,138.80	$5.44
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Class Z	.86%
Actual		$1,000.00	$1,139.40	$4.64
Hypothetical-C		$1,000.00	$1,020.87	$4.38

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Discovery Fund
Class A	12/11/17	12/08/17	$0.340	$1.832
Class M	12/11/17	12/08/17	$0.240	$1.832
Class C	12/11/17	12/08/17	$0.022	$1.832
International Discovery	12/11/17	12/08/17	$0.502	$1.832
Class K	12/11/17	12/08/17	$0.554	$1.832
Class I	12/11/17	12/08/17	$0.490	$1.832
Class Z	12/11/17	12/08/17	$0.555	$1.832

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $412,933,613, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 2%; Class M designates 3%; Class C designates 5%; International Discovery designates 2%; Class K designates 2%; Class I designates 2% and Class Z designates 2% of the dividends distributed in during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, International Discovery, Class K, Class I and Class Z designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Discovery Fund
Class A	12/12/16	$0.5749	$0.0559
Class M	12/12/16	$0.4739	$0.0559
Class C	12/12/16	$0.2389	$0.0559
International Discovery	12/12/16	$0.7169	$0.0559
Class K	12/12/16	$0.7689	$0.0559
Class I	12/12/16	$0.7109	$0.0559
Class Z	12/12/16	$0.7729	$0.0559

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Discovery Fund

The Board has discussed the fund's underperformance (based on the December 31, 2016 data presented herein) with FMR, including the fund's investment strategy, the portfolio management team, and broader trends in the market that may have impacted the fund's performance, and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, Class Z, the retail class, and Class K ranked below the competitive median for 2016 and the total expense ratio of each of Class M (formerly Class T) and Class C ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 12b-1 fees. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AID-ANN-1217
1.806659.112

Fidelity® International Growth Fund Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity® International Growth Fund	24.14%	9.46%	3.92%

 A From November 1, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Growth Fund, a class of the fund, on November 1, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Period Ending Values
$14,697	Fidelity® International Growth Fund
$12,349	MSCI EAFE Growth Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecom services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and gains in certain commodity prices. In energy (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Jed Weiss:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 23% to 24%, roughly in line with the 23.83% return of the MSCI EAFE Growth Index. Versus the benchmark, the fund was helped by favorable out-of-index U.S. selections. Picks in Australia, Japan and the U.K. also contributed. On the negative side, an underweighting in continental Europe weighed on relative results. Individually, our top relative contributor was ASML Holding, a Dutch semiconductor-equipment maker. Out-of-index Chinese e-commerce firm Alibaba Group and Italy's Interpump Group, an maker of specialty pumps whose shares more than doubled this period, both helped. In contrast, our biggest individual detraction came from not owning French luxury goods company and index component LVMH Moet Hennessy Louis Vuitton. Overweighting Belgian brewery Anheuser-Busch InBev also detracted, as the company struggled with weaker-than-expected earnings. U.K.-based consumer goods company Reckitt Benckiser Group also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Following a roughly five-month leave of absence, Jed Weiss returned to Fidelity on November 29, 2017, and resumed his day-to-day responsibilities as Portfolio Manager. In his stead, Vincent Montemaggiore served as interim manager of the fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
United States of America*	19.7%
Japan	13.1%
United Kingdom	10.7%
Switzerland	8.0%
Sweden	5.7%
Germany	5.2%
Belgium	4.1%
Spain	4.1%
Australia	3.7%
Other	25.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
United States of America*	20.3%
Japan	11.7%
United Kingdom	11.5%
Switzerland	10.7%
Sweden	5.9%
Germany	4.8%
Spain	4.6%
Belgium	3.9%
Australia	3.6%
Other	23.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	97.0
Short-Term Investments and Net Other Assets (Liabilities)	2.0	3.0

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg. S) (Switzerland, Food Products)	4.9	5.7
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.4	3.4
SAP SE (Germany, Software)	3.1	2.7
CSL Ltd. (Australia, Biotechnology)	3.0	2.9
Keyence Corp. (Japan, Electronic Equipment & Components)	2.8	2.1
Visa, Inc. Class A (United States of America, IT Services)	2.7	2.4
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.5	2.0
MasterCard, Inc. Class A (United States of America, IT Services)	2.4	2.0
AIA Group Ltd. (Hong Kong, Insurance)	2.3	2.2
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.2	2.3
	29.3

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.8	18.1
Consumer Staples	17.4	19.0
Industrials	15.0	14.0
Health Care	12.0	14.5
Financials	11.4	10.7
Consumer Discretionary	10.4	10.7
Materials	6.6	6.9
Real Estate	2.2	2.1
Energy	0.6	0.6
Telecommunication Services	0.6	0.4

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 3.7%
CSL Ltd.	655,271	$69,675,015
Transurban Group unit	1,676,102	15,560,421

TOTAL AUSTRALIA		85,235,436

Austria - 1.7%
Andritz AG	483,121	27,316,540
BUWOG-Gemeinnuetzige Wohnung	423,932	12,226,914

TOTAL AUSTRIA		39,543,454

Belgium - 4.1%
Anheuser-Busch InBev SA NV	643,591	78,917,931
KBC Groep NV	201,125	16,706,539

TOTAL BELGIUM		95,624,470

Brazil - 0.1%
Itau Unibanco Holding SA	167,700	1,969,564
Canada - 1.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	201,400	9,443,211
Franco-Nevada Corp.	157,400	12,508,060
Pason Systems, Inc.	280,500	4,072,370
PrairieSky Royalty Ltd.	194,500	5,177,219

TOTAL CANADA		31,200,860

Cayman Islands - 1.8%
58.com, Inc. ADR (a)	155,270	10,429,486
Alibaba Group Holding Ltd. sponsored ADR (a)	171,200	31,653,168
China Biologic Products Holdings, Inc.	10,919	848,515

TOTAL CAYMAN ISLANDS		42,931,169

Denmark - 1.3%
Jyske Bank A/S (Reg.)	220,000	12,432,200
Novo Nordisk A/S Series B sponsored ADR	380,100	18,925,179

TOTAL DENMARK		31,357,379

Finland - 0.3%
Tikkurila Oyj	298,300	5,896,647
France - 1.7%
Edenred SA	339,600	9,790,681
Elis SA	426,436	11,124,357
Essilor International SA	149,655	18,949,196

TOTAL FRANCE		39,864,234

Germany - 5.2%
Bayer AG	376,200	48,935,712
SAP SE	637,605	72,854,421

TOTAL GERMANY		121,790,133

Hong Kong - 2.3%
AIA Group Ltd.	7,006,800	52,721,199
India - 1.0%
Housing Development Finance Corp. Ltd.	908,566	23,958,079
Ireland - 3.3%
CRH PLC sponsored ADR	1,207,666	45,311,628
James Hardie Industries PLC CDI	2,046,151	31,148,171

TOTAL IRELAND		76,459,799

Isle of Man - 0.6%
Playtech Ltd.	1,024,895	13,394,349
Israel - 0.2%
Azrieli Group	91,600	5,168,880
Italy - 1.1%
Azimut Holding SpA	234,600	4,634,724
Interpump Group SpA	600,426	20,219,834

TOTAL ITALY		24,854,558

Japan - 13.1%
Astellas Pharma, Inc.	1,080,100	14,374,897
DENSO Corp.	443,300	24,414,298
East Japan Railway Co.	242,000	23,469,067
Hoya Corp.	486,000	26,404,740
Keyence Corp.	117,824	65,418,826
Komatsu Ltd.	754,300	24,647,334
Misumi Group, Inc.	934,700	25,608,492
Mitsui Fudosan Co. Ltd.	654,800	15,283,679
Nintendo Co. Ltd.	30,800	11,949,223
Olympus Corp.	405,000	15,071,943
OSG Corp.	546,500	11,828,887
SHO-BOND Holdings Co. Ltd.	202,400	12,455,362
USS Co. Ltd.	1,632,400	32,998,656

TOTAL JAPAN		303,925,404

Kenya - 0.6%
Safaricom Ltd.	53,165,000	13,067,060
Korea (South) - 1.1%
BGFretail Co. Ltd. (b)	210,338	14,880,498
NAVER Corp.	12,551	10,035,502

TOTAL KOREA (SOUTH)		24,916,000

Mexico - 0.4%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	110,855	9,727,526
Netherlands - 2.5%
ASML Holding NV (Netherlands)	319,300	57,611,132
New Zealand - 0.3%
Auckland International Airport Ltd.	1,415,434	6,034,263
South Africa - 2.4%
Clicks Group Ltd.	1,089,883	12,212,548
Naspers Ltd. Class N	182,500	44,467,333

TOTAL SOUTH AFRICA		56,679,881

Spain - 4.1%
Amadeus IT Holding SA Class A	582,200	39,503,733
Hispania Activos Inmobiliarios SA	381,324	6,576,163
Inditex SA (c)	824,288	30,816,716
Merlin Properties Socimi SA	429,900	5,673,713
Prosegur Compania de Seguridad SA (Reg.)	1,572,649	11,998,946

TOTAL SPAIN		94,569,271

Sweden - 5.7%
ASSA ABLOY AB (B Shares)	2,231,483	47,046,050
Atlas Copco AB (A Shares)	829,200	36,370,637
Essity AB Class B	425,800	12,730,793
Fagerhult AB	1,081,632	13,727,688
Svenska Cellulosa AB (SCA) (B Shares)	393,600	3,695,444
Svenska Handelsbanken AB (A Shares)	1,253,220	17,963,771

TOTAL SWEDEN		131,534,383

Switzerland - 8.0%
Nestle SA (Reg. S)	1,352,697	113,813,938
Roche Holding AG (participation certificate)	206,237	47,667,788
Schindler Holding AG:
(participation certificate)	91,239	20,677,731
(Reg.)	18,350	4,052,027

TOTAL SWITZERLAND		186,211,484

Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,210,000	25,969,126
Turkey - 0.2%
Tupras Turkiye Petrol Rafinerileri A/S	143,012	5,145,876
United Kingdom - 10.7%
BAE Systems PLC	2,435,000	19,181,320
British American Tobacco PLC (United Kingdom)	767,100	49,562,202
Elementis PLC	1,307,100	4,935,519
Howden Joinery Group PLC	844,500	4,599,775
Informa PLC	2,469,039	22,856,402
InterContinental Hotel Group PLC ADR (c)	668,922	37,185,374
Prudential PLC	1,698,906	41,700,287
Reckitt Benckiser Group PLC	577,945	51,706,811
Rightmove PLC	93,000	5,130,936
Shaftesbury PLC	393,933	5,179,701
Spectris PLC	208,000	7,072,133

TOTAL UNITED KINGDOM		249,110,460

United States of America - 17.7%
Alphabet, Inc. Class A (a)	38,636	39,912,533
Autoliv, Inc. (c)	203,269	25,380,167
Berkshire Hathaway, Inc. Class B (a)	158,084	29,552,223
Martin Marietta Materials, Inc.	100,100	21,706,685
MasterCard, Inc. Class A	369,000	54,896,130
Mohawk Industries, Inc. (a)	91,800	24,029,568
Molson Coors Brewing Co. Class B	128,400	10,383,708
Moody's Corp.	103,200	14,696,712
MSCI, Inc.	161,000	18,894,960
Philip Morris International, Inc.	312,208	32,669,445
PriceSmart, Inc.	91,600	7,676,080
ResMed, Inc.	239,800	20,186,364
S&P Global, Inc.	129,900	20,325,453
Sherwin-Williams Co.	71,000	28,055,650
Visa, Inc. Class A	578,260	63,597,035

TOTAL UNITED STATES OF AMERICA		411,962,713

TOTAL COMMON STOCKS
(Cost $1,751,995,818)		2,268,434,789

Nonconvertible Preferred Stocks - 0.4%
Brazil - 0.4%
Itau Unibanco Holding SA
(Cost $9,347,831)	731,700	9,405,431

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 1.10% (d)	39,775,219	39,783,174
Fidelity Securities Lending Cash Central Fund 1.11% (d)(e)	24,257,197	24,259,622
TOTAL MONEY MARKET FUNDS
(Cost $64,042,796)		64,042,796
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $1,825,386,445)		2,341,883,016
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(18,508,909)
NET ASSETS - 100%		$2,323,374,107

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$470,145
Fidelity Securities Lending Cash Central Fund	310,638
Total	$780,783

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$242,148,514	$184,735,560	$57,412,954	$--
Consumer Staples	403,724,691	94,843,311	294,000,882	14,880,498
Energy	14,395,465	14,395,465	--	--
Financials	264,961,142	223,260,855	41,700,287	--
Health Care	281,039,349	128,584,269	152,455,080	--
Industrials	345,709,412	181,472,900	164,236,512	--
Information Technology	509,427,733	275,625,005	233,802,728	--
Materials	153,257,804	153,257,804	--	--
Real Estate	50,109,050	34,825,371	15,283,679	--
Telecommunication Services	13,067,060	13,067,060	--	--
Money Market Funds	64,042,796	64,042,796	--	--
Total Investments in Securities:	$2,341,883,016	$1,368,110,396	$958,892,122	$14,880,498

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$230,223,518
Level 2 to Level 1	$12,340,977

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $23,182,483) — See accompanying schedule: Unaffiliated issuers (cost $1,761,343,649)	$2,277,840,220
Fidelity Central Funds (cost $64,042,796)	64,042,796
Total Investment in Securities (cost $1,825,386,445)		$2,341,883,016
Receivable for investments sold		56,805
Receivable for fund shares sold		2,687,806
Dividends receivable		7,179,203
Distributions receivable from Fidelity Central Funds		74,434
Prepaid expenses		4,833
Other receivables		14,807
Total assets		2,351,900,904
Liabilities
Payable for fund shares redeemed	$2,332,810
Accrued management fee	1,125,222
Distribution and service plan fees payable	103,640
Other affiliated payables	435,489
Other payables and accrued expenses	276,686
Collateral on securities loaned	24,252,950
Total liabilities		28,526,797
Net Assets		$2,323,374,107
Net Assets consist of:
Paid in capital		$1,885,257,908
Undistributed net investment income		13,559,706
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(91,847,153)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		516,403,646
Net Assets		$2,323,374,107
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($156,988,361 ÷ 11,764,958 shares)		$13.34
Maximum offering price per share (100/94.25 of $13.34)		$14.15
Class M:
Net Asset Value and redemption price per share ($33,596,929 ÷ 2,526,067 shares)		$13.30
Maximum offering price per share (100/96.50 of $13.30)		$13.78
Class C:
Net Asset Value and offering price per share ($68,908,490 ÷ 5,261,486 shares)(a)		$13.10
International Growth:
Net Asset Value, offering price and redemption price per share ($961,774,920 ÷ 71,508,398 shares)		$13.45
Class I:
Net Asset Value, offering price and redemption price per share ($728,227,135 ÷ 54,222,002 shares)		$13.43
Class Z:
Net Asset Value, offering price and redemption price per share ($373,878,272 ÷ 27,789,983 shares)		$13.45

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$39,440,989
Income from Fidelity Central Funds		780,783
Income before foreign taxes withheld		40,221,772
Less foreign taxes withheld		(3,582,639)
Total income		36,639,133
Expenses
Management fee
Basic fee	$13,410,683
Performance adjustment	639,599
Transfer agent fees	3,844,948
Distribution and service plan fees	1,178,125
Accounting and security lending fees	860,326
Custodian fees and expenses	221,061
Independent trustees' fees and expenses	7,449
Registration fees	174,535
Audit	80,806
Legal	4,691
Interest	942
Miscellaneous	15,419
Total expenses before reductions	20,438,584
Expense reductions	(77,306)	20,361,278
Net investment income (loss)		16,277,855
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(12,719,470)
Fidelity Central Funds	4,213
Foreign currency transactions	163,886
Total net realized gain (loss)		(12,551,371)
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $53,568)	409,309,148
Fidelity Central Funds	(18,423)
Assets and liabilities in foreign currencies	98,641
Total change in net unrealized appreciation (depreciation)		409,389,366
Net gain (loss)		396,837,995
Net increase (decrease) in net assets resulting from operations		$413,115,850

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,277,855	$20,404,064
Net realized gain (loss)	(12,551,371)	(41,385,367)
Change in net unrealized appreciation (depreciation)	409,389,366	(23,170,403)
Net increase (decrease) in net assets resulting from operations	413,115,850	(44,151,706)
Distributions to shareholders from net investment income	(18,629,181)	(9,313,588)
Distributions to shareholders from net realized gain	–	(1,062,130)
Total distributions	(18,629,181)	(10,375,718)
Share transactions - net increase (decrease)	210,891,938	298,573,554
Redemption fees	6,903	63,422
Total increase (decrease) in net assets	605,385,510	244,109,552
Net Assets
Beginning of period	1,717,988,597	1,473,879,045
End of period	$2,323,374,107	$1,717,988,597
Other Information
Undistributed net investment income end of period	$13,559,706	$17,435,692

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Growth Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.88	$11.30	$11.01	$10.78	$8.91
Income from Investment Operations
Net investment income (loss)A	.07	.12B	.07	.09	.08
Net realized and unrealized gain (loss)	2.49	(.48)	.28	.18	1.88
Total from investment operations	2.56	(.36)	.35	.27	1.96
Distributions from net investment income	(.10)	(.05)	(.06)	(.03)	(.08)
Distributions from net realized gain	–	(.01)	–	(.01)	(.01)
Total distributions	(.10)	(.06)	(.06)	(.04)	(.09)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$13.34	$10.88	$11.30	$11.01	$10.78
Total ReturnD,E	23.80%	(3.22)%	3.20%	2.54%	22.18%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.28%	1.27%	1.26%	1.35%	1.44%
Expenses net of fee waivers, if any	1.28%	1.27%	1.26%	1.35%	1.43%
Expenses net of all reductions	1.27%	1.27%	1.25%	1.34%	1.42%
Net investment income (loss)	.62%	1.05%B	.66%	.84%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$156,988	$221,861	$184,878	$119,017	$74,595
Portfolio turnover rateH	22%	29%	26%	27%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.84	$11.26	$10.96	$10.75	$8.89
Income from Investment Operations
Net investment income (loss)A	.04	.08B	.04	.06	.05
Net realized and unrealized gain (loss)	2.49	(.48)	.27	.18	1.88
Total from investment operations	2.53	(.40)	.31	.24	1.93
Distributions from net investment income	(.07)	(.01)	(.01)	(.02)	(.07)
Distributions from net realized gain	–	(.01)	–	(.01)	(.01)
Total distributions	(.07)	(.02)	(.01)	(.03)	(.07)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$13.30	$10.84	$11.26	$10.96	$10.75
Total ReturnE,F	23.51%	(3.58)%	2.85%	2.21%	21.91%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.59%	1.61%	1.58%	1.65%	1.69%
Expenses net of fee waivers, if any	1.59%	1.61%	1.58%	1.65%	1.69%
Expenses net of all reductions	1.58%	1.61%	1.58%	1.65%	1.68%
Net investment income (loss)	.31%	.71%B	.33%	.53%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$33,597	$27,966	$28,833	$26,369	$23,118
Portfolio turnover rateI	22%	29%	26%	27%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 C Total distributions of $0.07 per share is comprised of distributions from net investment income of $0.69 and distributions from net realized gain of $0.005 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.67	$11.12	$10.87	$10.69	$8.84
Income from Investment Operations
Net investment income (loss)A	(.02)	.03B	(.02)	.01	.01
Net realized and unrealized gain (loss)	2.47	(.47)	.27	.18	1.87
Total from investment operations	2.45	(.44)	.25	.19	1.88
Distributions from net investment income	(.02)	–	–	–	(.02)
Distributions from net realized gain	–	(.01)	–	(.01)	(.01)
Total distributions	(.02)	(.01)	–	(.01)	(.03)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$13.10	$10.67	$11.12	$10.87	$10.69
Total ReturnD,E	22.96%	(3.98)%	2.30%	1.77%	21.29%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.04%	2.07%	2.06%	2.12%	2.19%
Expenses net of fee waivers, if any	2.04%	2.07%	2.06%	2.12%	2.18%
Expenses net of all reductions	2.04%	2.06%	2.05%	2.12%	2.17%
Net investment income (loss)	(.15)%	.26%B	(.15)%	.06%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$68,908	$52,738	$52,378	$32,737	$17,196
Portfolio turnover rateH	22%	29%	26%	27%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.97	$11.38	$11.10	$10.84	$8.95
Income from Investment Operations
Net investment income (loss)A	.10	.15B	.11	.13	.11
Net realized and unrealized gain (loss)	2.51	(.47)	.26	.19	1.88
Total from investment operations	2.61	(.32)	.37	.32	1.99
Distributions from net investment income	(.13)	(.08)	(.09)	(.05)	(.10)
Distributions from net realized gain	–	(.01)	–	(.01)	(.01)
Total distributions	(.13)	(.09)	(.09)	(.06)	(.10)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$13.45	$10.97	$11.38	$11.10	$10.84
Total ReturnE	24.14%	(2.87)%	3.36%	2.96%	22.48%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.03%	.99%	.97%	1.04%	1.13%
Expenses net of fee waivers, if any	1.03%	.99%	.97%	1.04%	1.13%
Expenses net of all reductions	1.03%	.98%	.96%	1.04%	1.11%
Net investment income (loss)	.87%	1.34%B	.94%	1.14%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$961,775	$1,038,771	$938,348	$635,607	$430,914
Portfolio turnover rateH	22%	29%	26%	27%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .96%.

 C Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.95	$11.36	$11.08	$10.84	$8.94
Income from Investment Operations
Net investment income (loss)A	.11	.15B	.11	.13	.11
Net realized and unrealized gain (loss)	2.51	(.47)	.27	.18	1.90
Total from investment operations	2.62	(.32)	.38	.31	2.01
Distributions from net investment income	(.14)	(.08)	(.10)	(.06)	(.10)
Distributions from net realized gain	–	(.01)	–	(.01)	(.01)
Total distributions	(.14)	(.09)	(.10)	(.07)	(.11)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$13.43	$10.95	$11.36	$11.08	$10.84
Total ReturnD	24.23%	(2.87)%	3.41%	2.84%	22.66%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	.98%	.98%	1.04%	1.11%
Expenses net of fee waivers, if any	.98%	.98%	.98%	1.04%	1.11%
Expenses net of all reductions	.97%	.98%	.97%	1.04%	1.09%
Net investment income (loss)	.92%	1.34%B	.94%	1.14%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$728,227	$359,676	$267,745	$121,554	$38,771
Portfolio turnover rateG	22%	29%	26%	27%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class Z

Years ended October 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$10.97	$11.38	$11.10	$10.84	$10.26
Income from Investment Operations
Net investment income (loss)B	.13	.16C	.12	.14	.02
Net realized and unrealized gain (loss)	2.50	(.47)	.27	.19	.56
Total from investment operations	2.63	(.31)	.39	.33	.58
Distributions from net investment income	(.15)	(.09)	(.11)	(.06)	–
Distributions from net realized gain	–	(.01)	–	(.01)	–
Total distributions	(.15)	(.10)	(.11)	(.07)	–
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$13.45	$10.97	$11.38	$11.10	$10.84
Total ReturnE,F	24.33%	(2.73)%	3.52%	3.07%	5.65%
Ratios to Average Net AssetsG,H
Expenses before reductions	.84%	.85%	.84%	.88%	.94%I
Expenses net of fee waivers, if any	.84%	.85%	.84%	.88%	.94%I
Expenses net of all reductions	.84%	.84%	.83%	.88%	.93%I
Net investment income (loss)	1.05%	1.48%C	1.07%	1.30%	.65%I
Supplemental Data
Net assets, end of period (000 omitted)	$373,878	$16,977	$897	$104	$106
Portfolio turnover rateJ	22%	29%	26%	27%	32%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.10%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, International Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$533,960,602
Gross unrealized depreciation	(25,054,953)
Net unrealized appreciation (depreciation)	$508,905,649
Tax Cost	$1,832,977,367

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,853,902
Capital loss carryforward	$(86,550,430)
Net unrealized appreciation (depreciation) on securities and other investments	$508,856,315

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(60,492,711)
Long-term	(26,057,719)
Total no expiration	$(86,550,430)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$18,629,181	$ 10,375,718

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $647,344,576 and $405,685,095, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$429,475	$–
Class M	.25%	.25%	155,134	297
Class C	.75%	.25%	593,516	108,001
			$1,178,125	$108,298

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$61,423
Class M	4,669
Class C(a)	3,805
$69,897

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$394,534.23
Class M	90,194.29
Class C	147,763.25
International Growth	2,156,207.24
Class I	952,849.18
Class Z	103,401.05
	$3,844,948

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,404 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$10,417,333	1.09%	$942

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,966 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $310,638, including $1,580 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $62,744 for the period. Through arrangements with the Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $103.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14,459.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$1,997,030	$857,372
Class M	186,824	25,900
Class C	77,926	–
International Growth	11,653,320	6,508,406
Class I	4,492,180	1,913,593
Class Z	221,901	8,317
Total	$18,629,181	$9,313,588
From net realized gain
Class A	$–	$137,180
Class M	–	20,720
Class B	–	561
Class C	–	39,156
International Growth	–	667,539
Class I	–	196,266
Class Z	–	708
Total	$–	$1,062,130

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	4,137,031	9,759,153	$48,223,768	$106,168,466
Reinvestment of distributions	187,295	86,347	1,972,221	970,544
Shares redeemed	(12,953,360)	(5,818,948)	(147,524,032)	(63,754,387)
Net increase (decrease)	(8,629,034)	4,026,552	$(97,328,043)	$43,384,623
Class M
Shares sold	634,763	648,968	$7,389,758	$7,086,728
Reinvestment of distributions	17,518	4,067	184,470	45,714
Shares redeemed	(705,137)	(635,077)	(8,346,528)	(6,841,439)
Net increase (decrease)	(52,856)	17,958	$(772,300)	$291,003
Class B
Shares sold	–	1,881	$–	$19,626
Reinvestment of distributions	–	50	–	556
Shares redeemed	–	(73,599)	–	(781,848)
Net increase (decrease)	–	(71,668)	$–	$(761,666)
Class C
Shares sold	1,572,029	1,353,782	$18,704,209	$14,583,875
Reinvestment of distributions	7,327	3,485	76,279	38,678
Shares redeemed	(1,259,133)	(1,125,675)	(14,766,822)	(12,076,750)
Net increase (decrease)	320,223	231,592	$4,013,666	$2,545,803
International Growth
Shares sold	28,743,527	31,953,739	$341,195,764	$351,819,134
Reinvestment of distributions	929,056	515,203	9,838,706	5,821,794
Shares redeemed	(52,869,764)	(20,188,262)	(601,819,958)	(220,612,157)
Net increase (decrease)	(23,197,181)	12,280,680	$(250,785,488)	$137,028,771
Class I
Shares sold	38,959,806	22,905,807	$465,525,076	$249,584,348
Reinvestment of distributions	415,087	177,277	4,387,467	1,999,688
Shares redeemed	(17,997,694)	(13,798,950)	(214,014,368)	(151,305,009)
Net increase (decrease)	21,377,199	9,284,134	$255,898,175	$100,279,027
Class Z
Shares sold	35,134,319	1,706,835	$405,268,628	$18,446,844
Reinvestment of distributions	20,974	799	221,901	9,025
Shares redeemed	(8,913,102)	(238,655)	(105,624,601)	(2,649,876)
Net increase (decrease)	26,242,191	1,468,979	$299,865,928	$15,805,993

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity International Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.26%
Actual		$1,000.00	$1,106.10	$6.69
Hypothetical-C		$1,000.00	$1,018.85	$6.41
Class M	1.57%
Actual		$1,000.00	$1,104.70	$8.33
Hypothetical-C		$1,000.00	$1,017.29	$7.98
Class C	2.03%
Actual		$1,000.00	$1,102.70	$10.76
Hypothetical-C		$1,000.00	$1,014.97	$10.31
International Growth	1.02%
Actual		$1,000.00	$1,107.90	$5.42
Hypothetical-C		$1,000.00	$1,020.06	$5.19
Class I	.98%
Actual		$1,000.00	$1,108.10	$5.21
Hypothetical-C		$1,000.00	$1,020.27	$4.99
Class Z	.85%
Actual		$1,000.00	$1,108.80	$4.52
Hypothetical-C		$1,000.00	$1,020.92	$4.33

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Growth Fund
Class A	12/11/17	12/08/17	$0.040	$0.015
Class M	12/11/17	12/08/17	$0.003	$0.015
Class C	12/11/17	12/08/17	$0.000	$0.000
International Growth	12/11/17	12/08/17	$0.077	$0.015
Class I	12/11/17	12/08/17	$0.087	$0.015
Class Z	12/11/17	12/08/17	$0.102	$0.015

Class A designates 19%; Class M designates 26%; Class C designates 66%; International Growth designates 15%; Class I designates 15%; and Class Z designates 13% of the dividends distributed in December 2016 as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, International Growth, Class I, and Class Z designate 100% of the dividends distributed in December 2016 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Growth Fund
Class A	12/12/16	$0.1202	$0.0182
Class M	12/12/16	$0.0882	$0.0182
Class C	12/12/16	$0.0342	$0.0182
International Growth	12/12/16	$0.1502	$0.0182
Class I	12/12/16	$0.1542	$0.0182
Class Z	12/12/16	$0.1672	$0.0182

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, Class Z, and the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class M (formerly Class T) and Class C ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 12b-1 fees. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

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Boston, MA 02210

www.fidelity.com

IGF-ANN-1217
1.912350.107

Fidelity Advisor® International Growth Fund -

Class A, Class M (formerly Class T), Class C, Class I and Class Z

Annual Report

October 31, 2017

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® International Growth Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	16.68%	7.86%	3.03%
Class M (incl. 3.50% sales charge)	19.19%	8.05%	2.99%
Class C (incl. contingent deferred sales charge)	21.96%	8.32%	2.86%
Class I	24.23%	9.50%	3.93%
Class Z	24.33%	9.62%	3.99%

 A From November 1, 2007

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Growth Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Period Ending Values
$13,482	Fidelity Advisor® International Growth Fund - Class A
$12,349	MSCI EAFE Growth Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecom services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and gains in certain commodity prices. In energy (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Jed Weiss:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 23% to 24%, roughly in line with the 23.83% return of the MSCI EAFE Growth Index. Versus the benchmark, the fund was helped by favorable out-of-index U.S. selections. Picks in Australia, Japan and the U.K. also contributed. On the negative side, an underweighting in continental Europe weighed on relative results. Individually, our top relative contributor was ASML Holding, a Dutch semiconductor-equipment maker. Out-of-index Chinese e-commerce firm Alibaba Group and Italy's Interpump Group, an maker of specialty pumps whose shares more than doubled this period, both helped. In contrast, our biggest individual detraction came from not owning French luxury goods company and index component LVMH Moet Hennessy Louis Vuitton. Overweighting Belgian brewery Anheuser-Busch InBev also detracted, as the company struggled with weaker-than-expected earnings. U.K.-based consumer goods company Reckitt Benckiser Group also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Following a roughly five-month leave of absence, Jed Weiss returned to Fidelity on November 29, 2017, and resumed his day-to-day responsibilities as Portfolio Manager. In his stead, Vincent Montemaggiore served as interim manager of the fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
United States of America*	19.7%
Japan	13.1%
United Kingdom	10.7%
Switzerland	8.0%
Sweden	5.7%
Germany	5.2%
Belgium	4.1%
Spain	4.1%
Australia	3.7%
Other	25.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
United States of America*	20.3%
Japan	11.7%
United Kingdom	11.5%
Switzerland	10.7%
Sweden	5.9%
Germany	4.8%
Spain	4.6%
Belgium	3.9%
Australia	3.6%
Other	23.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	97.0
Short-Term Investments and Net Other Assets (Liabilities)	2.0	3.0

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg. S) (Switzerland, Food Products)	4.9	5.7
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.4	3.4
SAP SE (Germany, Software)	3.1	2.7
CSL Ltd. (Australia, Biotechnology)	3.0	2.9
Keyence Corp. (Japan, Electronic Equipment & Components)	2.8	2.1
Visa, Inc. Class A (United States of America, IT Services)	2.7	2.4
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.5	2.0
MasterCard, Inc. Class A (United States of America, IT Services)	2.4	2.0
AIA Group Ltd. (Hong Kong, Insurance)	2.3	2.2
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.2	2.3
	29.3

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.8	18.1
Consumer Staples	17.4	19.0
Industrials	15.0	14.0
Health Care	12.0	14.5
Financials	11.4	10.7
Consumer Discretionary	10.4	10.7
Materials	6.6	6.9
Real Estate	2.2	2.1
Energy	0.6	0.6
Telecommunication Services	0.6	0.4

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 3.7%
CSL Ltd.	655,271	$69,675,015
Transurban Group unit	1,676,102	15,560,421

TOTAL AUSTRALIA		85,235,436

Austria - 1.7%
Andritz AG	483,121	27,316,540
BUWOG-Gemeinnuetzige Wohnung	423,932	12,226,914

TOTAL AUSTRIA		39,543,454

Belgium - 4.1%
Anheuser-Busch InBev SA NV	643,591	78,917,931
KBC Groep NV	201,125	16,706,539

TOTAL BELGIUM		95,624,470

Brazil - 0.1%
Itau Unibanco Holding SA	167,700	1,969,564
Canada - 1.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	201,400	9,443,211
Franco-Nevada Corp.	157,400	12,508,060
Pason Systems, Inc.	280,500	4,072,370
PrairieSky Royalty Ltd.	194,500	5,177,219

TOTAL CANADA		31,200,860

Cayman Islands - 1.8%
58.com, Inc. ADR (a)	155,270	10,429,486
Alibaba Group Holding Ltd. sponsored ADR (a)	171,200	31,653,168
China Biologic Products Holdings, Inc.	10,919	848,515

TOTAL CAYMAN ISLANDS		42,931,169

Denmark - 1.3%
Jyske Bank A/S (Reg.)	220,000	12,432,200
Novo Nordisk A/S Series B sponsored ADR	380,100	18,925,179

TOTAL DENMARK		31,357,379

Finland - 0.3%
Tikkurila Oyj	298,300	5,896,647
France - 1.7%
Edenred SA	339,600	9,790,681
Elis SA	426,436	11,124,357
Essilor International SA	149,655	18,949,196

TOTAL FRANCE		39,864,234

Germany - 5.2%
Bayer AG	376,200	48,935,712
SAP SE	637,605	72,854,421

TOTAL GERMANY		121,790,133

Hong Kong - 2.3%
AIA Group Ltd.	7,006,800	52,721,199
India - 1.0%
Housing Development Finance Corp. Ltd.	908,566	23,958,079
Ireland - 3.3%
CRH PLC sponsored ADR	1,207,666	45,311,628
James Hardie Industries PLC CDI	2,046,151	31,148,171

TOTAL IRELAND		76,459,799

Isle of Man - 0.6%
Playtech Ltd.	1,024,895	13,394,349
Israel - 0.2%
Azrieli Group	91,600	5,168,880
Italy - 1.1%
Azimut Holding SpA	234,600	4,634,724
Interpump Group SpA	600,426	20,219,834

TOTAL ITALY		24,854,558

Japan - 13.1%
Astellas Pharma, Inc.	1,080,100	14,374,897
DENSO Corp.	443,300	24,414,298
East Japan Railway Co.	242,000	23,469,067
Hoya Corp.	486,000	26,404,740
Keyence Corp.	117,824	65,418,826
Komatsu Ltd.	754,300	24,647,334
Misumi Group, Inc.	934,700	25,608,492
Mitsui Fudosan Co. Ltd.	654,800	15,283,679
Nintendo Co. Ltd.	30,800	11,949,223
Olympus Corp.	405,000	15,071,943
OSG Corp.	546,500	11,828,887
SHO-BOND Holdings Co. Ltd.	202,400	12,455,362
USS Co. Ltd.	1,632,400	32,998,656

TOTAL JAPAN		303,925,404

Kenya - 0.6%
Safaricom Ltd.	53,165,000	13,067,060
Korea (South) - 1.1%
BGFretail Co. Ltd. (b)	210,338	14,880,498
NAVER Corp.	12,551	10,035,502

TOTAL KOREA (SOUTH)		24,916,000

Mexico - 0.4%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	110,855	9,727,526
Netherlands - 2.5%
ASML Holding NV (Netherlands)	319,300	57,611,132
New Zealand - 0.3%
Auckland International Airport Ltd.	1,415,434	6,034,263
South Africa - 2.4%
Clicks Group Ltd.	1,089,883	12,212,548
Naspers Ltd. Class N	182,500	44,467,333

TOTAL SOUTH AFRICA		56,679,881

Spain - 4.1%
Amadeus IT Holding SA Class A	582,200	39,503,733
Hispania Activos Inmobiliarios SA	381,324	6,576,163
Inditex SA (c)	824,288	30,816,716
Merlin Properties Socimi SA	429,900	5,673,713
Prosegur Compania de Seguridad SA (Reg.)	1,572,649	11,998,946

TOTAL SPAIN		94,569,271

Sweden - 5.7%
ASSA ABLOY AB (B Shares)	2,231,483	47,046,050
Atlas Copco AB (A Shares)	829,200	36,370,637
Essity AB Class B	425,800	12,730,793
Fagerhult AB	1,081,632	13,727,688
Svenska Cellulosa AB (SCA) (B Shares)	393,600	3,695,444
Svenska Handelsbanken AB (A Shares)	1,253,220	17,963,771

TOTAL SWEDEN		131,534,383

Switzerland - 8.0%
Nestle SA (Reg. S)	1,352,697	113,813,938
Roche Holding AG (participation certificate)	206,237	47,667,788
Schindler Holding AG:
(participation certificate)	91,239	20,677,731
(Reg.)	18,350	4,052,027

TOTAL SWITZERLAND		186,211,484

Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,210,000	25,969,126
Turkey - 0.2%
Tupras Turkiye Petrol Rafinerileri A/S	143,012	5,145,876
United Kingdom - 10.7%
BAE Systems PLC	2,435,000	19,181,320
British American Tobacco PLC (United Kingdom)	767,100	49,562,202
Elementis PLC	1,307,100	4,935,519
Howden Joinery Group PLC	844,500	4,599,775
Informa PLC	2,469,039	22,856,402
InterContinental Hotel Group PLC ADR (c)	668,922	37,185,374
Prudential PLC	1,698,906	41,700,287
Reckitt Benckiser Group PLC	577,945	51,706,811
Rightmove PLC	93,000	5,130,936
Shaftesbury PLC	393,933	5,179,701
Spectris PLC	208,000	7,072,133

TOTAL UNITED KINGDOM		249,110,460

United States of America - 17.7%
Alphabet, Inc. Class A (a)	38,636	39,912,533
Autoliv, Inc. (c)	203,269	25,380,167
Berkshire Hathaway, Inc. Class B (a)	158,084	29,552,223
Martin Marietta Materials, Inc.	100,100	21,706,685
MasterCard, Inc. Class A	369,000	54,896,130
Mohawk Industries, Inc. (a)	91,800	24,029,568
Molson Coors Brewing Co. Class B	128,400	10,383,708
Moody's Corp.	103,200	14,696,712
MSCI, Inc.	161,000	18,894,960
Philip Morris International, Inc.	312,208	32,669,445
PriceSmart, Inc.	91,600	7,676,080
ResMed, Inc.	239,800	20,186,364
S&P Global, Inc.	129,900	20,325,453
Sherwin-Williams Co.	71,000	28,055,650
Visa, Inc. Class A	578,260	63,597,035

TOTAL UNITED STATES OF AMERICA		411,962,713

TOTAL COMMON STOCKS
(Cost $1,751,995,818)		2,268,434,789

Nonconvertible Preferred Stocks - 0.4%
Brazil - 0.4%
Itau Unibanco Holding SA
(Cost $9,347,831)	731,700	9,405,431

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 1.10% (d)	39,775,219	39,783,174
Fidelity Securities Lending Cash Central Fund 1.11% (d)(e)	24,257,197	24,259,622
TOTAL MONEY MARKET FUNDS
(Cost $64,042,796)		64,042,796
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $1,825,386,445)		2,341,883,016
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(18,508,909)
NET ASSETS - 100%		$2,323,374,107

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$470,145
Fidelity Securities Lending Cash Central Fund	310,638
Total	$780,783

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$242,148,514	$184,735,560	$57,412,954	$--
Consumer Staples	403,724,691	94,843,311	294,000,882	14,880,498
Energy	14,395,465	14,395,465	--	--
Financials	264,961,142	223,260,855	41,700,287	--
Health Care	281,039,349	128,584,269	152,455,080	--
Industrials	345,709,412	181,472,900	164,236,512	--
Information Technology	509,427,733	275,625,005	233,802,728	--
Materials	153,257,804	153,257,804	--	--
Real Estate	50,109,050	34,825,371	15,283,679	--
Telecommunication Services	13,067,060	13,067,060	--	--
Money Market Funds	64,042,796	64,042,796	--	--
Total Investments in Securities:	$2,341,883,016	$1,368,110,396	$958,892,122	$14,880,498

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$230,223,518
Level 2 to Level 1	$12,340,977

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $23,182,483) — See accompanying schedule: Unaffiliated issuers (cost $1,761,343,649)	$2,277,840,220
Fidelity Central Funds (cost $64,042,796)	64,042,796
Total Investment in Securities (cost $1,825,386,445)		$2,341,883,016
Receivable for investments sold		56,805
Receivable for fund shares sold		2,687,806
Dividends receivable		7,179,203
Distributions receivable from Fidelity Central Funds		74,434
Prepaid expenses		4,833
Other receivables		14,807
Total assets		2,351,900,904
Liabilities
Payable for fund shares redeemed	$2,332,810
Accrued management fee	1,125,222
Distribution and service plan fees payable	103,640
Other affiliated payables	435,489
Other payables and accrued expenses	276,686
Collateral on securities loaned	24,252,950
Total liabilities		28,526,797
Net Assets		$2,323,374,107
Net Assets consist of:
Paid in capital		$1,885,257,908
Undistributed net investment income		13,559,706
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(91,847,153)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		516,403,646
Net Assets		$2,323,374,107
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($156,988,361 ÷ 11,764,958 shares)		$13.34
Maximum offering price per share (100/94.25 of $13.34)		$14.15
Class M:
Net Asset Value and redemption price per share ($33,596,929 ÷ 2,526,067 shares)		$13.30
Maximum offering price per share (100/96.50 of $13.30)		$13.78
Class C:
Net Asset Value and offering price per share ($68,908,490 ÷ 5,261,486 shares)(a)		$13.10
International Growth:
Net Asset Value, offering price and redemption price per share ($961,774,920 ÷ 71,508,398 shares)		$13.45
Class I:
Net Asset Value, offering price and redemption price per share ($728,227,135 ÷ 54,222,002 shares)		$13.43
Class Z:
Net Asset Value, offering price and redemption price per share ($373,878,272 ÷ 27,789,983 shares)		$13.45

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$39,440,989
Income from Fidelity Central Funds		780,783
Income before foreign taxes withheld		40,221,772
Less foreign taxes withheld		(3,582,639)
Total income		36,639,133
Expenses
Management fee
Basic fee	$13,410,683
Performance adjustment	639,599
Transfer agent fees	3,844,948
Distribution and service plan fees	1,178,125
Accounting and security lending fees	860,326
Custodian fees and expenses	221,061
Independent trustees' fees and expenses	7,449
Registration fees	174,535
Audit	80,806
Legal	4,691
Interest	942
Miscellaneous	15,419
Total expenses before reductions	20,438,584
Expense reductions	(77,306)	20,361,278
Net investment income (loss)		16,277,855
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(12,719,470)
Fidelity Central Funds	4,213
Foreign currency transactions	163,886
Total net realized gain (loss)		(12,551,371)
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $53,568)	409,309,148
Fidelity Central Funds	(18,423)
Assets and liabilities in foreign currencies	98,641
Total change in net unrealized appreciation (depreciation)		409,389,366
Net gain (loss)		396,837,995
Net increase (decrease) in net assets resulting from operations		$413,115,850

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,277,855	$20,404,064
Net realized gain (loss)	(12,551,371)	(41,385,367)
Change in net unrealized appreciation (depreciation)	409,389,366	(23,170,403)
Net increase (decrease) in net assets resulting from operations	413,115,850	(44,151,706)
Distributions to shareholders from net investment income	(18,629,181)	(9,313,588)
Distributions to shareholders from net realized gain	–	(1,062,130)
Total distributions	(18,629,181)	(10,375,718)
Share transactions - net increase (decrease)	210,891,938	298,573,554
Redemption fees	6,903	63,422
Total increase (decrease) in net assets	605,385,510	244,109,552
Net Assets
Beginning of period	1,717,988,597	1,473,879,045
End of period	$2,323,374,107	$1,717,988,597
Other Information
Undistributed net investment income end of period	$13,559,706	$17,435,692

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Growth Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.88	$11.30	$11.01	$10.78	$8.91
Income from Investment Operations
Net investment income (loss)A	.07	.12B	.07	.09	.08
Net realized and unrealized gain (loss)	2.49	(.48)	.28	.18	1.88
Total from investment operations	2.56	(.36)	.35	.27	1.96
Distributions from net investment income	(.10)	(.05)	(.06)	(.03)	(.08)
Distributions from net realized gain	–	(.01)	–	(.01)	(.01)
Total distributions	(.10)	(.06)	(.06)	(.04)	(.09)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$13.34	$10.88	$11.30	$11.01	$10.78
Total ReturnD,E	23.80%	(3.22)%	3.20%	2.54%	22.18%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.28%	1.27%	1.26%	1.35%	1.44%
Expenses net of fee waivers, if any	1.28%	1.27%	1.26%	1.35%	1.43%
Expenses net of all reductions	1.27%	1.27%	1.25%	1.34%	1.42%
Net investment income (loss)	.62%	1.05%B	.66%	.84%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$156,988	$221,861	$184,878	$119,017	$74,595
Portfolio turnover rateH	22%	29%	26%	27%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.84	$11.26	$10.96	$10.75	$8.89
Income from Investment Operations
Net investment income (loss)A	.04	.08B	.04	.06	.05
Net realized and unrealized gain (loss)	2.49	(.48)	.27	.18	1.88
Total from investment operations	2.53	(.40)	.31	.24	1.93
Distributions from net investment income	(.07)	(.01)	(.01)	(.02)	(.07)
Distributions from net realized gain	–	(.01)	–	(.01)	(.01)
Total distributions	(.07)	(.02)	(.01)	(.03)	(.07)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$13.30	$10.84	$11.26	$10.96	$10.75
Total ReturnE,F	23.51%	(3.58)%	2.85%	2.21%	21.91%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.59%	1.61%	1.58%	1.65%	1.69%
Expenses net of fee waivers, if any	1.59%	1.61%	1.58%	1.65%	1.69%
Expenses net of all reductions	1.58%	1.61%	1.58%	1.65%	1.68%
Net investment income (loss)	.31%	.71%B	.33%	.53%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$33,597	$27,966	$28,833	$26,369	$23,118
Portfolio turnover rateI	22%	29%	26%	27%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 C Total distributions of $0.07 per share is comprised of distributions from net investment income of $0.69 and distributions from net realized gain of $0.005 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.67	$11.12	$10.87	$10.69	$8.84
Income from Investment Operations
Net investment income (loss)A	(.02)	.03B	(.02)	.01	.01
Net realized and unrealized gain (loss)	2.47	(.47)	.27	.18	1.87
Total from investment operations	2.45	(.44)	.25	.19	1.88
Distributions from net investment income	(.02)	–	–	–	(.02)
Distributions from net realized gain	–	(.01)	–	(.01)	(.01)
Total distributions	(.02)	(.01)	–	(.01)	(.03)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$13.10	$10.67	$11.12	$10.87	$10.69
Total ReturnD,E	22.96%	(3.98)%	2.30%	1.77%	21.29%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.04%	2.07%	2.06%	2.12%	2.19%
Expenses net of fee waivers, if any	2.04%	2.07%	2.06%	2.12%	2.18%
Expenses net of all reductions	2.04%	2.06%	2.05%	2.12%	2.17%
Net investment income (loss)	(.15)%	.26%B	(.15)%	.06%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$68,908	$52,738	$52,378	$32,737	$17,196
Portfolio turnover rateH	22%	29%	26%	27%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.97	$11.38	$11.10	$10.84	$8.95
Income from Investment Operations
Net investment income (loss)A	.10	.15B	.11	.13	.11
Net realized and unrealized gain (loss)	2.51	(.47)	.26	.19	1.88
Total from investment operations	2.61	(.32)	.37	.32	1.99
Distributions from net investment income	(.13)	(.08)	(.09)	(.05)	(.10)
Distributions from net realized gain	–	(.01)	–	(.01)	(.01)
Total distributions	(.13)	(.09)	(.09)	(.06)	(.10)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$13.45	$10.97	$11.38	$11.10	$10.84
Total ReturnE	24.14%	(2.87)%	3.36%	2.96%	22.48%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.03%	.99%	.97%	1.04%	1.13%
Expenses net of fee waivers, if any	1.03%	.99%	.97%	1.04%	1.13%
Expenses net of all reductions	1.03%	.98%	.96%	1.04%	1.11%
Net investment income (loss)	.87%	1.34%B	.94%	1.14%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$961,775	$1,038,771	$938,348	$635,607	$430,914
Portfolio turnover rateH	22%	29%	26%	27%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .96%.

 C Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.95	$11.36	$11.08	$10.84	$8.94
Income from Investment Operations
Net investment income (loss)A	.11	.15B	.11	.13	.11
Net realized and unrealized gain (loss)	2.51	(.47)	.27	.18	1.90
Total from investment operations	2.62	(.32)	.38	.31	2.01
Distributions from net investment income	(.14)	(.08)	(.10)	(.06)	(.10)
Distributions from net realized gain	–	(.01)	–	(.01)	(.01)
Total distributions	(.14)	(.09)	(.10)	(.07)	(.11)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$13.43	$10.95	$11.36	$11.08	$10.84
Total ReturnD	24.23%	(2.87)%	3.41%	2.84%	22.66%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	.98%	.98%	1.04%	1.11%
Expenses net of fee waivers, if any	.98%	.98%	.98%	1.04%	1.11%
Expenses net of all reductions	.97%	.98%	.97%	1.04%	1.09%
Net investment income (loss)	.92%	1.34%B	.94%	1.14%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$728,227	$359,676	$267,745	$121,554	$38,771
Portfolio turnover rateG	22%	29%	26%	27%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class Z

Years ended October 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$10.97	$11.38	$11.10	$10.84	$10.26
Income from Investment Operations
Net investment income (loss)B	.13	.16C	.12	.14	.02
Net realized and unrealized gain (loss)	2.50	(.47)	.27	.19	.56
Total from investment operations	2.63	(.31)	.39	.33	.58
Distributions from net investment income	(.15)	(.09)	(.11)	(.06)	–
Distributions from net realized gain	–	(.01)	–	(.01)	–
Total distributions	(.15)	(.10)	(.11)	(.07)	–
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$13.45	$10.97	$11.38	$11.10	$10.84
Total ReturnE,F	24.33%	(2.73)%	3.52%	3.07%	5.65%
Ratios to Average Net AssetsG,H
Expenses before reductions	.84%	.85%	.84%	.88%	.94%I
Expenses net of fee waivers, if any	.84%	.85%	.84%	.88%	.94%I
Expenses net of all reductions	.84%	.84%	.83%	.88%	.93%I
Net investment income (loss)	1.05%	1.48%C	1.07%	1.30%	.65%I
Supplemental Data
Net assets, end of period (000 omitted)	$373,878	$16,977	$897	$104	$106
Portfolio turnover rateJ	22%	29%	26%	27%	32%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.10%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, International Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$533,960,602
Gross unrealized depreciation	(25,054,953)
Net unrealized appreciation (depreciation)	$508,905,649
Tax Cost	$1,832,977,367

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,853,902
Capital loss carryforward	$(86,550,430)
Net unrealized appreciation (depreciation) on securities and other investments	$508,856,315

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(60,492,711)
Long-term	(26,057,719)
Total no expiration	$(86,550,430)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$18,629,181	$ 10,375,718

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $647,344,576 and $405,685,095, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$429,475	$–
Class M	.25%	.25%	155,134	297
Class C	.75%	.25%	593,516	108,001
			$1,178,125	$108,298

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$61,423
Class M	4,669
Class C(a)	3,805
$69,897

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$394,534.23
Class M	90,194.29
Class C	147,763.25
International Growth	2,156,207.24
Class I	952,849.18
Class Z	103,401.05
	$3,844,948

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,404 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$10,417,333	1.09%	$942

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,966 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $310,638, including $1,580 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $62,744 for the period. Through arrangements with the Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $103.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14,459.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$1,997,030	$857,372
Class M	186,824	25,900
Class C	77,926	–
International Growth	11,653,320	6,508,406
Class I	4,492,180	1,913,593
Class Z	221,901	8,317
Total	$18,629,181	$9,313,588
From net realized gain
Class A	$–	$137,180
Class M	–	20,720
Class B	–	561
Class C	–	39,156
International Growth	–	667,539
Class I	–	196,266
Class Z	–	708
Total	$–	$1,062,130

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	4,137,031	9,759,153	$48,223,768	$106,168,466
Reinvestment of distributions	187,295	86,347	1,972,221	970,544
Shares redeemed	(12,953,360)	(5,818,948)	(147,524,032)	(63,754,387)
Net increase (decrease)	(8,629,034)	4,026,552	$(97,328,043)	$43,384,623
Class M
Shares sold	634,763	648,968	$7,389,758	$7,086,728
Reinvestment of distributions	17,518	4,067	184,470	45,714
Shares redeemed	(705,137)	(635,077)	(8,346,528)	(6,841,439)
Net increase (decrease)	(52,856)	17,958	$(772,300)	$291,003
Class B
Shares sold	–	1,881	$–	$19,626
Reinvestment of distributions	–	50	–	556
Shares redeemed	–	(73,599)	–	(781,848)
Net increase (decrease)	–	(71,668)	$–	$(761,666)
Class C
Shares sold	1,572,029	1,353,782	$18,704,209	$14,583,875
Reinvestment of distributions	7,327	3,485	76,279	38,678
Shares redeemed	(1,259,133)	(1,125,675)	(14,766,822)	(12,076,750)
Net increase (decrease)	320,223	231,592	$4,013,666	$2,545,803
International Growth
Shares sold	28,743,527	31,953,739	$341,195,764	$351,819,134
Reinvestment of distributions	929,056	515,203	9,838,706	5,821,794
Shares redeemed	(52,869,764)	(20,188,262)	(601,819,958)	(220,612,157)
Net increase (decrease)	(23,197,181)	12,280,680	$(250,785,488)	$137,028,771
Class I
Shares sold	38,959,806	22,905,807	$465,525,076	$249,584,348
Reinvestment of distributions	415,087	177,277	4,387,467	1,999,688
Shares redeemed	(17,997,694)	(13,798,950)	(214,014,368)	(151,305,009)
Net increase (decrease)	21,377,199	9,284,134	$255,898,175	$100,279,027
Class Z
Shares sold	35,134,319	1,706,835	$405,268,628	$18,446,844
Reinvestment of distributions	20,974	799	221,901	9,025
Shares redeemed	(8,913,102)	(238,655)	(105,624,601)	(2,649,876)
Net increase (decrease)	26,242,191	1,468,979	$299,865,928	$15,805,993

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity International Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.26%
Actual		$1,000.00	$1,106.10	$6.69
Hypothetical-C		$1,000.00	$1,018.85	$6.41
Class M	1.57%
Actual		$1,000.00	$1,104.70	$8.33
Hypothetical-C		$1,000.00	$1,017.29	$7.98
Class C	2.03%
Actual		$1,000.00	$1,102.70	$10.76
Hypothetical-C		$1,000.00	$1,014.97	$10.31
International Growth	1.02%
Actual		$1,000.00	$1,107.90	$5.42
Hypothetical-C		$1,000.00	$1,020.06	$5.19
Class I	.98%
Actual		$1,000.00	$1,108.10	$5.21
Hypothetical-C		$1,000.00	$1,020.27	$4.99
Class Z	.85%
Actual		$1,000.00	$1,108.80	$4.52
Hypothetical-C		$1,000.00	$1,020.92	$4.33

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Growth Fund
Class A	12/11/17	12/08/17	$0.040	$0.015
Class M	12/11/17	12/08/17	$0.003	$0.015
Class C	12/11/17	12/08/17	$0.000	$0.000
International Growth	12/11/17	12/08/17	$0.077	$0.015
Class I	12/11/17	12/08/17	$0.087	$0.015
Class Z	12/11/17	12/08/17	$0.102	$0.015

Class A designates 19%; Class M designates 26%; Class C designates 66%; International Growth designates 15%; Class I designates 15%; and Class Z designates 13% of the dividends distributed in December 2016 as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, International Growth, Class I, and Class Z designate 100% of the dividends distributed in December 2016 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Growth Fund
Class A	12/12/16	$0.1202	$0.0182
Class M	12/12/16	$0.0882	$0.0182
Class C	12/12/16	$0.0342	$0.0182
International Growth	12/12/16	$0.1502	$0.0182
Class I	12/12/16	$0.1542	$0.0182
Class Z	12/12/16	$0.1672	$0.0182

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, Class Z, and the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class M (formerly Class T) and Class C ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 12b-1 fees. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AIGF-ANN-1217
1.853349.109

Fidelity Advisor® Total International Equity Fund -

Class A, Class M (formerly Class T), Class C, Class I and Class Z

Annual Report

October 31, 2017

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Total International Equity Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	16.67%	6.47%	0.61%
Class M (incl. 3.50% sales charge)	19.09%	6.70%	0.60%
Class C (incl. contingent deferred sales charge)	21.70%	6.93%	0.45%
Class I	24.08%	8.03%	1.48%
Class Z	24.21%	8.05%	1.49%

 A From November 1, 2007

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total International Equity Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$10,631	Fidelity Advisor® Total International Equity Fund - Class A
$11,218	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecom services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and gains in certain commodity prices. In energy (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Co-Portfolio Manager Alex Zavratsky:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) posted gains of about 23% to 24%, roughly in line with the 23.85% return of the MSCI ACWI (All Country World Index) ex USA Index. Versus the benchmark, the fund was helped by favorable stock picks in emerging markets, especially India, China and South Africa. Selection in Japan and the rest of Asia-Pacific also added value. In contrast, the fund was hampered by out-of-index U.S. picks. Individually , our top contributor was a non-index stake in a convertible security issued by Indian jewelry retailer PC Jeweller (+58%). Out-of-index Interpump Group, an Italian maker of specialty pumps, also helped; its value more than doubled this period. Other contributors were ASML Holding (+74%), a Dutch manufacturer of semiconductor equipment, and Intercontinental Hotels Group (+54%), a U.K.-based hotel operator. In contrast, our biggest individual detractor was an overweighting in Canadian quick-mart operator Alimentation-Couche Tard (-6%). Weaker-than-expected earnings guidance weighed on shares of out-of-index U.S.-based Molson Coors Brewing (-21%). U.K.-based consumer goods company Reckitt Benckiser Group (+2%) also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Following a roughly five-month leave of absence, Jed Weiss returned to Fidelity on November 29, 2017, and resumed his day-to-day responsibilities as Co-Portfolio Manager. In his stead, Vincent Montemaggiore served as interim manager of the fund's developed-growth subportfolio, while Patrick Drouot and Patrick Buchanan served (and remain) as co-managers of the developed small-cap sleeve.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	12.9%
United States of America*	10.1%
United Kingdom	9.8%
France	5.9%
Switzerland	5.8%
Cayman Islands	5.3%
Canada	4.9%
Germany	4.6%
India	4.1%
Other	36.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of April 30, 2017
Japan	12.7%
United States of America*	11.3%
United Kingdom	11.0%
Switzerland	5.9%
France	5.5%
Canada	4.8%
Germany	4.4%
Sweden	3.5%
India	3.3%
Other	37.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	97.5
Investment Companies	0.0	0.4
Short-Term Investments and Net Other Assets (Liabilities)	2.0	2.1

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg. S) (Switzerland, Food Products)	2.1	2.1
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	1.7	1.1
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.6	1.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.5	1.3
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.4	1.1
Naspers Ltd. Class N (South Africa, Media)	1.3	1.1
SAP SE (Germany, Software)	1.2	1.2
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.0	1.3
Total SA (France, Oil, Gas & Consumable Fuels)	1.0	1.0
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.0	1.1
	13.8

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.0	19.3
Information Technology	18.4	15.5
Industrials	13.4	12.9
Consumer Discretionary	10.5	10.0
Consumer Staples	10.1	12.2
Health Care	8.8	9.9
Materials	7.7	8.9
Energy	4.6	4.2
Real Estate	1.8	1.8
Telecommunication Services	1.7	1.8

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Argentina - 0.4%
Banco Macro SA sponsored ADR	1,200	$151,104
IRSA Propiedades Comerciales SA sponsored ADR	2,700	151,200
Telecom Argentina SA Class B sponsored ADR (a)	4,800	156,528

TOTAL ARGENTINA		458,832

Australia - 2.6%
Adelaide Brighton Ltd.	4,581	21,773
Amcor Ltd.	12,834	155,588
Australia & New Zealand Banking Group Ltd.	30,502	698,474
Beacon Lighting Group Ltd.	12,420	13,878
CSL Ltd.	10,376	1,103,281
DuluxGroup Ltd.	9,609	54,201
Imdex Ltd. (a)	41,011	30,446
Insurance Australia Group Ltd.	40,136	201,511
Macquarie Group Ltd.	4,936	371,543
Magellan Financial Group Ltd.	6,475	120,273
RCG Corp. Ltd.	28,933	16,608
Transurban Group unit	26,542	246,408

TOTAL AUSTRALIA		3,033,984

Austria - 0.9%
Andritz AG	8,572	484,676
BUWOG-Gemeinnuetzige Wohnung	8,698	250,865
Erste Group Bank AG	7,000	300,799

TOTAL AUSTRIA		1,036,340

Bailiwick of Jersey - 0.3%
Integrated Diagnostics Holdings PLC	7,500	29,250
Shire PLC	2,700	132,990
Wolseley PLC	3,068	214,536

TOTAL BAILIWICK OF JERSEY		376,776

Belgium - 1.8%
Anheuser-Busch InBev SA NV	10,171	1,247,181
KBC Ancora	1,311	78,188
KBC Groep NV	9,616	798,757

TOTAL BELGIUM		2,124,126

Bermuda - 0.1%
Credicorp Ltd. (United States)	212	44,401
Vostok New Ventures Ltd. (depositary receipt) (a)	3,860	31,815

TOTAL BERMUDA		76,216

Brazil - 1.2%
BM&F BOVESPA SA	32,900	240,366
BTG Pactual Participations Ltd. unit	24,400	164,168
Equatorial Energia SA	8,900	165,958
Estacio Participacoes SA	17,300	155,109
IRB Brasil Resseguros SA	16,100	161,477
Itau Unibanco Holding SA	3,000	35,234
Kroton Educacional SA	33,100	182,028
Qualicorp SA	15,200	162,626
Smiles Fidelidade SA	6,088	159,118

TOTAL BRAZIL		1,426,084

Canada - 4.9%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	19,222	901,278
Canadian National Railway Co.	9,763	785,596
Canadian Pacific Railway Ltd.	1,853	321,277
CCL Industries, Inc. Class B	12,890	621,270
Constellation Software, Inc.	1,157	658,255
Franco-Nevada Corp.	6,859	545,062
Imperial Oil Ltd.	15,284	495,566
McCoy Global, Inc. (a)	7,100	9,961
New Look Vision Group, Inc.	1,300	34,644
Pason Systems, Inc.	17,691	256,842
Potash Corp. of Saskatchewan, Inc.	38,414	747,675
PrairieSky Royalty Ltd.	12,173	324,022
ShawCor Ltd. Class A	800	17,338

TOTAL CANADA		5,718,786

Cayman Islands - 5.3%
58.com, Inc. ADR (a)	6,100	409,737
Alibaba Group Holding Ltd. sponsored ADR (a)	10,482	1,938,017
Baidu.com, Inc. sponsored ADR (a)	2,300	561,062
China Biologic Products Holdings, Inc.	300	23,313
China Literature Ltd.	29	204
Ctrip.com International Ltd. ADR (a)	5,180	248,070
JD.com, Inc. sponsored ADR (a)	8,000	300,160
Melco Crown Entertainment Ltd. sponsored ADR	6,600	166,848
NetEase, Inc. ADR	1,053	296,862
New Oriental Education & Technology Group, Inc. sponsored ADR	2,660	221,418
Sands China Ltd.	31,600	148,858
Shenzhou International Group Holdings Ltd.	22,000	187,812
Tencent Holdings Ltd.	37,700	1,694,431
Value Partners Group Ltd.	20,000	19,817

TOTAL CAYMAN ISLANDS		6,216,609

China - 2.1%
Gree Electric Appliances, Inc. of Zhuhai Class A	25,100	160,968
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	31,400	185,895
Hangzhou Robam Appliances Co. Ltd. Class A	24,600	172,295
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	36,182	161,145
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	9,400	156,183
Kweichow Moutai Co. Ltd. (A Shares)	1,694	157,793
Midea Group Co. Ltd. Class A	22,700	174,486
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	50,500	443,414
Shanghai International Airport Co. Ltd. (A Shares)	26,800	176,717
Shenzhen Inovance Technology Co. Ltd. Class A	35,900	166,977
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	46,800	152,499
Wuliangye Yibin Co. Ltd. Class A	18,000	180,735
Yunnan Baiyao Group Co. Ltd.	10,400	164,333

TOTAL CHINA		2,453,440

Denmark - 0.5%
Jyske Bank A/S (Reg.)	4,554	257,347
Novo Nordisk A/S Series B sponsored ADR	6,200	308,698
Scandinavian Tobacco Group A/S	1,711	28,926
Spar Nord Bank A/S	3,631	46,181

TOTAL DENMARK		641,152

Finland - 0.5%
Sampo Oyj (A Shares)	7,453	390,500
Tikkurila Oyj	7,680	151,814

TOTAL FINLAND		542,314

France - 5.9%
Atos Origin SA	3,047	473,476
AXA SA	19,306	582,818
Bouygues SA	4,344	208,552
Capgemini SA	2,802	340,589
Compagnie de St. Gobain	3,900	228,781
Dassault Systemes SA	1,484	157,600
Edenred SA	5,300	152,799
Elis SA	12,251	319,590
Essilor International SA	2,370	300,087
Kering SA	400	183,347
Laurent-Perrier Group SA	259	24,290
LVMH Moet Hennessy - Louis Vuitton SA	577	172,098
Natixis SA	29,300	229,764
Rubis	2,400	150,629
Sanofi SA	4,403	416,905
Societe Generale Series A	9,900	550,980
SR Teleperformance SA	2,000	292,144
Total SA	21,791	1,214,590
Vetoquinol SA	600	38,727
VINCI SA	5,200	509,109
Virbac SA (a)	190	24,467
Vivendi SA	13,052	324,217

TOTAL FRANCE		6,895,559

Germany - 4.5%
adidas AG	643	143,096
BASF AG	6,450	703,394
Bayer AG	6,000	780,474
Brenntag AG	3,000	169,888
CompuGroup Medical AG	2,146	123,314
CTS Eventim AG	1,994	82,363
Deutsche Post AG	6,383	292,354
Deutsche Telekom AG	19,900	360,336
Fielmann AG	358	31,380
Fresenius SE & Co. KGaA	2,200	183,769
HeidelbergCement Finance AG	2,500	254,724
Linde AG (a)	1,300	280,071
Nexus AG	1,120	33,992
SAP SE	12,710	1,452,278
Vonovia SE	8,265	363,534

TOTAL GERMANY		5,254,967

Greece - 0.1%
Titan Cement Co. SA (Reg.)	5,600	135,160
Hong Kong - 1.4%
AIA Group Ltd.	144,800	1,089,517
CSPC Pharmaceutical Group Ltd.	120,000	208,578
Guangdong Investment Ltd.	120,000	173,815
Techtronic Industries Co. Ltd.	29,500	172,998

TOTAL HONG KONG		1,644,908

Hungary - 0.2%
OTP Bank PLC	5,600	225,836
India - 4.1%
Adani Ports & Special Economic Zone Ltd.	31,097	206,681
Asian Paints Ltd.	10,640	194,042
Bharat Petroleum Corp. Ltd.	24,563	205,457
Eicher Motors Ltd.	361	179,711
Godrej Consumer Products Ltd.	12,509	180,419
HDFC Bank Ltd.	5,555	155,486
Hero Motocorp Ltd.	2,965	176,293
Housing Development Finance Corp. Ltd.	29,517	778,337
Indraprastha Gas Ltd.	6,474	158,491
IndusInd Bank Ltd.	5,761	144,772
ITC Ltd.	58,599	240,460
Jyothy Laboratories Ltd.	6,583	39,996
Kotak Mahindra Bank Ltd.	10,458	165,559
LIC Housing Finance Ltd.	18,425	170,364
Maruti Suzuki India Ltd.	1,921	243,611
PC Jeweller Ltd.	54,116	293,188
Power Grid Corp. of India Ltd.	48,058	157,237
Reliance Industries Ltd.	28,137	408,845
Shree Cement Ltd.	590	172,493
Ultratech Cemco Ltd.	2,998	203,774
UPL Ltd.	14,531	179,377
Vakrangee Ltd.	18,723	162,594

TOTAL INDIA		4,817,187

Indonesia - 0.8%
PT Bank Central Asia Tbk	170,000	261,972
PT Bank Rakyat Indonesia Tbk	414,700	477,001
PT Telkomunikasi Indonesia Tbk Series B	836,100	249,465

TOTAL INDONESIA		988,438

Ireland - 1.5%
Allergan PLC	800	141,784
CRH PLC	6,548	246,414
CRH PLC sponsored ADR	19,129	717,720
FBD Holdings PLC (a)	2,272	23,687
James Hardie Industries PLC CDI	37,351	568,587
Medtronic PLC	1,400	112,728

TOTAL IRELAND		1,810,920

Isle of Man - 0.2%
Playtech Ltd.	21,343	278,932
Israel - 0.7%
Azrieli Group	2,196	123,918
Check Point Software Technologies Ltd. (a)	1,334	157,025
Elbit Systems Ltd. (Israel)	1,100	163,067
Frutarom Industries Ltd.	1,900	156,425
Ituran Location & Control Ltd.	1,861	66,066
Strauss Group Ltd.	2,659	54,143
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,809	38,764

TOTAL ISRAEL		759,408

Italy - 0.9%
Azimut Holding SpA	6,614	130,665
Beni Stabili SpA SIIQ	36,526	32,336
Interpump Group SpA	13,191	444,218
Intesa Sanpaolo SpA	139,300	468,314

TOTAL ITALY		1,075,533

Japan - 12.9%
AEON Financial Service Co. Ltd.	7,000	150,335
Ai Holdings Corp.	1,100	27,007
Aoki Super Co. Ltd.	2,000	22,910
Artnature, Inc.	3,300	21,680
Asahi Co. Ltd.	1,900	23,097
Astellas Pharma, Inc.	17,100	227,581
Aucnet, Inc.	400	5,290
Azbil Corp.	3,400	148,467
Broadleaf Co. Ltd.	3,900	32,020
Central Automotive Products Ltd.	2,400	39,054
Coca-Cola West Co. Ltd.	1,000	34,989
Daiichikosho Co. Ltd.	1,200	56,547
Daikokutenbussan Co. Ltd.	1,000	45,527
DENSO Corp.	7,000	385,518
East Japan Railway Co.	5,900	572,180
Fujitsu Ltd.	16,000	124,680
Funai Soken Holdings, Inc.	1,300	47,764
GCA Savvian Group Corp.	3,100	28,375
Goldcrest Co. Ltd.	2,960	64,130
Hoya Corp.	13,600	738,898
Itochu Corp.	25,400	444,923
Japan Tobacco, Inc.	8,420	278,704
Kao Corp.	3,500	211,523
KDDI Corp.	13,500	359,676
Keyence Corp.	1,842	1,022,724
Kobayashi Pharmaceutical Co. Ltd.	1,200	69,385
Komatsu Ltd.	11,900	388,842
Koshidaka Holdings Co. Ltd.	1,200	48,542
Kusuri No Aoki Holdings Co. Ltd.	500	27,749
Lasertec Corp.	2,900	63,805
Makita Corp.	6,100	255,643
Medikit Co. Ltd.	500	24,174
Miroku Jyoho Service Co., Ltd.	1,200	28,024
Misumi Group, Inc.	17,500	479,457
Mitsubishi UFJ Financial Group, Inc.	121,500	824,152
Mitsui Fudosan Co. Ltd.	10,400	242,746
Nabtesco Corp.	1,400	55,617
Nagaileben Co. Ltd.	2,800	69,865
Nakano Refrigerators Co. Ltd.	700	24,938
ND Software Co. Ltd.	1,300	15,836
Nihon Parkerizing Co. Ltd.	6,900	113,113
Nintendo Co. Ltd.	1,100	426,758
Nippon Telegraph & Telephone Corp.	6,700	323,928
Nomura Holdings, Inc.	34,600	198,008
NS Tool Co. Ltd.	1,000	19,560
OBIC Co. Ltd.	5,600	370,671
Olympus Corp.	12,100	450,298
Oracle Corp. Japan	2,200	186,154
ORIX Corp.	23,900	410,927
OSG Corp.	12,800	277,054
Panasonic Corp.	18,000	271,789
Paramount Bed Holdings Co. Ltd.	1,300	57,329
ProNexus, Inc.	2,900	35,194
Recruit Holdings Co. Ltd.	10,800	264,791
San-Ai Oil Co. Ltd.	3,500	41,802
Seven & i Holdings Co. Ltd.	5,400	217,644
Shin-Etsu Chemical Co. Ltd.	3,500	369,114
Shinsei Bank Ltd.	11,000	185,633
SHO-BOND Holdings Co. Ltd.	6,040	371,692
Shoei Co. Ltd.	1,700	57,075
SK Kaken Co. Ltd.	100	8,308
Software Service, Inc.	500	23,035
Sony Corp.	5,900	246,825
Sony Financial Holdings, Inc.	12,300	204,346
Subaru Corp.	4,500	155,471
Taiheiyo Cement Corp.	4,900	195,848
Techno Medica Co. Ltd.	500	8,692
The Monogatari Corp.	480	35,367
TKC Corp.	1,200	37,771
Tocalo Co. Ltd.	300	12,106
Tokio Marine Holdings, Inc.	7,400	318,993
Toyota Motor Corp.	12,600	781,529
USS Co. Ltd.	31,800	642,831
Welcia Holdings Co. Ltd.	1,000	37,952
Workman Co. Ltd.	1,300	40,522
Yamada Consulting Group Co. Ltd.	2,400	46,367
Yamato Kogyo Co. Ltd.	600	16,049

TOTAL JAPAN		15,192,920

Kenya - 0.3%
Safaricom Ltd.	1,502,200	369,215
Korea (South) - 2.0%
BGFretail Co. Ltd. (b)	4,677	330,877
Leeno Industrial, Inc.	349	15,982
NAVER Corp.	195	155,918
Samsung Electronics Co. Ltd.	757	1,864,589

TOTAL KOREA (SOUTH)		2,367,366

Mexico - 1.4%
CEMEX S.A.B. de CV sponsored ADR	29,543	239,594
Consorcio ARA S.A.B. de CV	61,255	21,663
Embotelladoras Arca S.A.B. de CV	26,100	166,102
Fomento Economico Mexicano S.A.B. de CV:
unit	29,600	258,409
sponsored ADR	1,733	152,071
Gruma S.A.B. de CV Series B	12,315	161,314
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	18,500	175,459
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	10,565	188,422
Grupo Aeroportuario Norte S.A.B. de CV	29,900	150,874
Grupo Cementos de Chihuahua S.A.B. de CV	29,900	142,811

TOTAL MEXICO		1,656,719

Netherlands - 2.4%
Aalberts Industries NV	1,700	83,853
ASML Holding NV (Netherlands)	5,900	1,064,534
ING Groep NV (Certificaten Van Aandelen)	30,676	566,877
Koninklijke Philips Electronics NV	5,800	236,367
RELX NV	15,085	340,716
Takeaway.com Holding BV (a)(c)	500	23,632
VastNed Retail NV	596	26,090
Wolters Kluwer NV	4,100	200,969
X5 Retail Group NV GDR (Reg. S) (a)	3,700	152,070
Yandex NV Series A (a)	4,897	165,666

TOTAL NETHERLANDS		2,860,774

New Zealand - 0.1%
Auckland International Airport Ltd.	23,280	99,247
Norway - 0.5%
Kongsberg Gruppen ASA	1,800	32,835
Skandiabanken ASA	1,800	18,236
Statoil ASA (d)	27,056	549,711

TOTAL NORWAY		600,782

Panama - 0.1%
Copa Holdings SA Class A	1,200	147,828
Philippines - 0.7%
Ayala Corp.	9,625	192,368
Ayala Land, Inc.	241,200	201,992
Jollibee Food Corp.	7,250	34,995
SM Investments Corp.	10,920	202,161
SM Prime Holdings, Inc.	287,900	206,498

TOTAL PHILIPPINES		838,014

Portugal - 0.2%
Galp Energia SGPS SA Class B	12,041	223,854
Russia - 0.3%
Sberbank of Russia	111,140	368,277
South Africa - 2.5%
Bidcorp Ltd.	9,145	201,156
Capitec Bank Holdings Ltd.	2,624	174,424
Clicks Group Ltd.	22,157	248,278
Discovery Ltd.	16,422	170,216
FirstRand Ltd.	58,250	211,144
Mondi Ltd.	7,214	173,044
Naspers Ltd. Class N	6,218	1,515,057
Sanlam Ltd.	37,926	189,647

TOTAL SOUTH AFRICA		2,882,966

Spain - 2.9%
Amadeus IT Holding SA Class A	11,600	787,089
Banco Santander SA (Spain)	117,340	795,485
Banco Santander SA (Spain) rights 11/1/17 (a)	111,640	5,332
CaixaBank SA	59,006	276,170
Hispania Activos Inmobiliarios SA	8,395	144,777
Iberdrola SA	41,454	335,020
Inditex SA	13,057	488,147
Merlin Properties Socimi SA	10,300	135,937
Prosegur Compania de Seguridad SA (Reg.)	35,876	273,726
Unicaja Banco SA	81,600	118,815

TOTAL SPAIN		3,360,498

Sweden - 3.5%
Addlife AB	1,000	19,709
AddTech AB (B Shares)	2,400	53,179
Alfa Laval AB	11,100	281,224
ASSA ABLOY AB (B Shares)	35,300	744,225
Atlas Copco AB (A Shares)	13,100	574,596
Essity AB Class B	6,700	200,320
Fagerhult AB	26,325	334,108
Investor AB (B Shares)	7,589	376,112
Lagercrantz Group AB (B Shares)	3,800	40,398
Loomis AB (B Shares)	1,200	48,148
Nordea Bank AB	46,267	559,295
Saab AB (B Shares)	1,200	61,321
Svenska Cellulosa AB (SCA) (B Shares)	6,700	62,905
Svenska Handelsbanken AB (A Shares)	19,845	284,460
Swedbank AB (A Shares)	15,200	377,292
Telefonaktiebolaget LM Ericsson (B Shares)	15,000	94,396

TOTAL SWEDEN		4,111,688

Switzerland - 5.8%
Compagnie Financiere Richemont SA Series A	1,617	149,065
Credit Suisse Group AG	27,727	436,945
Lafargeholcim Ltd. (Reg.)	3,810	215,199
Nestle SA (Reg. S)	29,232	2,459,536
Novartis AG	13,309	1,097,717
Roche Holding AG (participation certificate)	3,262	753,950
Schindler Holding AG:
(participation certificate)	1,445	327,484
(Reg.)	324	71,545
Sika AG	20	148,048
Tecan Group AG	190	40,184
UBS Group AG	32,889	559,442
Zurich Insurance Group AG	1,674	510,934

TOTAL SWITZERLAND		6,770,049

Taiwan - 1.9%
Addcn Technology Co. Ltd.	2,772	25,110
Advantech Co. Ltd.	24,599	168,140
Taiwan Semiconductor Manufacturing Co. Ltd.	222,035	1,796,279
United Microelectronics Corp.	381,000	196,776

TOTAL TAIWAN		2,186,305

Thailand - 0.2%
Airports of Thailand PCL (For. Reg.)	114,000	204,184
Turkey - 0.7%
Koc Holding A/S	41,000	183,301
Tofas Turk Otomobil Fabrikasi A/S	18,167	147,882
Tupras Turkiye Petrol Rafinerileri A/S	9,000	323,839
Turkcell Iletisim Hizmet A/S	48,000	179,294

TOTAL TURKEY		834,316

United Arab Emirates - 0.1%
DP World Ltd.	7,131	169,361
United Kingdom - 9.8%
Alliance Pharma PLC	18,714	14,851
AstraZeneca PLC (United Kingdom)	8,942	605,024
Aviva PLC	48,053	322,299
Avon Rubber PLC	900	11,702
BAE Systems PLC	77,102	607,359
BHP Billiton PLC	28,081	508,425
BP PLC	148,377	1,006,391
British American Tobacco PLC (United Kingdom)	18,475	1,193,667
Bunzl PLC	9,846	306,655
Compass Group PLC	14,092	309,380
Dechra Pharmaceuticals PLC	2,900	79,190
Diageo PLC	4,325	147,694
DP Poland PLC (a)	40,100	22,369
Elementis PLC	39,008	147,291
GlaxoSmithKline PLC	24,823	445,507
Great Portland Estates PLC	5,388	44,475
Hilton Food Group PLC (e)	2,654	31,442
Howden Joinery Group PLC	23,600	128,543
HSBC Holdings PLC sponsored ADR	7,489	365,239
Imperial Tobacco Group PLC	4,636	189,060
Informa PLC	76,509	708,260
InterContinental Hotel Group PLC	3,000	166,231
InterContinental Hotel Group PLC ADR	11,191	622,108
ITE Group PLC	19,600	46,271
Micro Focus International PLC	8,058	283,074
NMC Health PLC	4,262	163,704
Prudential PLC	33,087	812,133
Reckitt Benckiser Group PLC	9,151	818,709
Rightmove PLC	2,500	137,928
Shaftesbury PLC	11,837	155,641
Spectris PLC	7,470	253,985
Spirax-Sarco Engineering PLC	1,899	142,502
Standard Chartered PLC (United Kingdom) (a)	34,876	347,589
Standard Life PLC	55,579	317,267
Topps Tiles PLC	19,600	18,157
Ultra Electronics Holdings PLC	2,101	50,898
Unite Group PLC	3,751	35,023

TOTAL UNITED KINGDOM		11,566,043

United States of America - 8.1%
A.O. Smith Corp.	2,662	157,590
Alphabet, Inc.:
Class A (a)	612	632,220
Class C (a)	162	164,696
American Tower Corp.	1,100	158,037
Amgen, Inc.	1,100	192,742
Amphenol Corp. Class A	1,840	160,080
Autoliv, Inc.	3,524	440,007
Berkshire Hathaway, Inc. Class B (a)	2,516	470,341
ConocoPhillips Co.	7,100	363,165
Edgewell Personal Care Co. (a)	1,200	77,916
Facebook, Inc. Class A (a)	878	158,093
Martin Marietta Materials, Inc.	1,760	381,656
MasterCard, Inc. Class A	6,953	1,034,398
Mohawk Industries, Inc. (a)	1,595	417,507
Molson Coors Brewing Co. Class B	3,200	258,784
Moody's Corp.	2,739	390,061
MSCI, Inc.	3,851	451,953
Philip Morris International, Inc.	4,900	512,736
PriceSmart, Inc.	1,985	166,343
ResMed, Inc.	4,260	358,607
S&P Global, Inc.	4,501	704,271
Sherwin-Williams Co.	1,100	434,665
Visa, Inc. Class A	10,531	1,158,199
Yum China Holdings, Inc.	6,300	254,205

TOTAL UNITED STATES OF AMERICA		9,498,272

TOTAL COMMON STOCKS
(Cost $98,406,189)		114,300,185

Nonconvertible Preferred Stocks - 0.7%
Brazil - 0.5%
Itau Unibanco Holding SA	42,770	549,775
Germany - 0.1%
Sartorius AG (non-vtg.)	1,200	111,840
Spain - 0.1%
Grifols SA Class B	8,300	194,948
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $741,463)		856,563

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 1.10% (f)	1,243,426	1,243,675
Fidelity Securities Lending Cash Central Fund 1.11% (f)(g)	539,946	540,000
TOTAL MONEY MARKET FUNDS
(Cost $1,783,675)		1,783,675
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $100,931,327)		116,940,423
NET OTHER ASSETS (LIABILITIES) - 0.5%		556,077
NET ASSETS - 100%		$117,496,500

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,632 or 0.0% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$35,828
Fidelity Securities Lending Cash Central Fund	32,511
Total	$68,339

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$12,334,198	$9,228,664	$3,105,534	$--
Consumer Staples	12,038,170	4,872,443	6,834,850	330,877
Energy	5,441,383	2,628,889	2,812,494	--
Financials	23,282,535	16,224,451	7,058,084	--
Health Care	10,410,627	4,131,037	6,279,590	--
Industrials	15,213,224	10,565,512	4,647,712	--
Information Technology	21,663,740	12,891,675	8,772,065	--
Materials	9,296,080	7,838,809	1,457,271	--
Real Estate	2,337,199	2,030,323	306,876	--
Telecommunication Services	1,998,442	705,037	1,293,405	--
Utilities	1,141,150	1,141,150	--	--
Money Market Funds	1,783,675	1,783,675	--	--
Total Investments in Securities:	$116,940,423	$74,041,665	$42,567,881	$330,877

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$30,739,338
Level 2 to Level 1	$7,101,750

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $505,384) — See accompanying schedule: Unaffiliated issuers (cost $99,147,652)	$115,156,748
Fidelity Central Funds (cost $1,783,675)	1,783,675
Total Investment in Securities (cost $100,931,327)		$116,940,423
Cash		84,270
Foreign currency held at value (cost $81,421)		81,756
Receivable for investments sold		745,745
Receivable for fund shares sold		180,701
Dividends receivable		648,567
Distributions receivable from Fidelity Central Funds		2,497
Prepaid expenses		252
Receivable from investment adviser for expense reductions		17,073
Other receivables		31,130
Total assets		118,732,414
Liabilities
Payable for investments purchased
Regular delivery	$351,006
Delayed delivery	3,009
Payable for fund shares redeemed	19,907
Accrued management fee	87,436
Distribution and service plan fees payable	11,233
Audit fee payable	55,327
Custody fee payable	33,451
Other affiliated payables	23,284
Other payables and accrued expenses	111,261
Collateral on securities loaned	540,000
Total liabilities		1,235,914
Net Assets		$117,496,500
Net Assets consist of:
Paid in capital		$103,427,287
Undistributed net investment income		1,842,046
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,670,677)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,897,844
Net Assets		$117,496,500
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($9,292,066 ÷ 989,520 shares)		$9.39
Maximum offering price per share (100/94.25 of $9.39)		$9.96
Class M:
Net Asset Value and redemption price per share ($15,894,100 ÷ 1,687,456 shares)		$9.42
Maximum offering price per share (100/96.50 of $9.42)		$9.76
Class C:
Net Asset Value and offering price per share ($3,211,229 ÷ 342,534 shares)(a)		$9.37
Total International Equity:
Net Asset Value, offering price and redemption price per share ($82,076,663 ÷ 8,731,279 shares)		$9.40
Class I:
Net Asset Value, offering price and redemption price per share ($6,776,051 ÷ 722,430 shares)		$9.38
Class Z:
Net Asset Value, offering price and redemption price per share ($246,391 ÷ 26,227 shares)		$9.39

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$5,867,168
Income from Fidelity Central Funds		68,339
Income before foreign taxes withheld		5,935,507
Less foreign taxes withheld		(515,820)
Total income		5,419,687
Expenses
Management fee
Basic fee	$1,550,378
Performance adjustment	258,769
Transfer agent fees	318,550
Distribution and service plan fees	125,353
Accounting and security lending fees	115,549
Custodian fees and expenses	171,686
Independent trustees' fees and expenses	966
Registration fees	90,840
Audit	110,411
Legal	2,730
Miscellaneous	2,692
Total expenses before reductions	2,747,924
Expense reductions	(115,152)	2,632,772
Net investment income (loss)		2,786,915
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,411,497
Redemptions in-kind with affiliated entities	51,686,661
Fidelity Central Funds	(1,147)
Foreign currency transactions	(126,503)
Futures contracts	(206,898)
Total net realized gain (loss)		70,763,610
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $111,264)	(21,965,474)
Assets and liabilities in foreign currencies	34,164
Total change in net unrealized appreciation (depreciation)		(21,931,310)
Net gain (loss)		48,832,300
Net increase (decrease) in net assets resulting from operations		$51,619,215

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,786,915	$4,368,676
Net realized gain (loss)	70,763,610	3,239,278
Change in net unrealized appreciation (depreciation)	(21,931,310)	(10,501,802)
Net increase (decrease) in net assets resulting from operations	51,619,215	(2,893,848)
Distributions to shareholders from net investment income	(4,227,310)	(3,869,339)
Share transactions - net increase (decrease)	(237,908,011)	(21,421,371)
Redemption fees	2,629	1,162
Total increase (decrease) in net assets	(190,513,477)	(28,183,396)
Net Assets
Beginning of period	308,009,977	336,193,373
End of period	$117,496,500	$308,009,977
Other Information
Undistributed net investment income end of period	$1,842,046	$3,810,969

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total International Equity Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.67	$7.79	$8.00	$8.27	$7.31
Income from Investment Operations
Net investment income (loss)A	.09	.08	.07	.13	.09
Net realized and unrealized gain (loss)	1.71	(.14)	(.14)	(.12)	1.24
Total from investment operations	1.80	(.06)	(.07)	.01	1.33
Distributions from net investment income	(.08)	(.06)	(.10)	(.10)	(.13)
Distributions from net realized gain	–	–	(.04)	(.18)	(.25)
Total distributions	(.08)	(.06)	(.14)	(.28)	(.37)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$9.39	$7.67	$7.79	$8.00	$8.27
Total ReturnD,E	23.78%	(.76)%	(.89)%	.19%	19.00%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.67%	1.52%	1.48%	1.44%	1.50%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.44%	1.45%
Expenses net of all reductions	1.43%	1.45%	1.44%	1.44%	1.43%
Net investment income (loss)	1.02%	1.10%	.86%	1.63%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$9,292	$8,576	$9,163	$9,164	$9,034
Portfolio turnover rateH	66%I	51%	53%	85%	89%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.37 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.70	$7.81	$8.04	$8.32	$7.37
Income from Investment Operations
Net investment income (loss)A	.06	.06	.05	.11	.07
Net realized and unrealized gain (loss)	1.73	(.13)	(.15)	(.12)	1.25
Total from investment operations	1.79	(.07)	(.10)	(.01)	1.32
Distributions from net investment income	(.07)	(.04)	(.09)	(.09)	(.13)
Distributions from net realized gain	–	–	(.04)	(.18)	(.25)
Total distributions	(.07)	(.04)	(.13)	(.27)	(.37)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$9.42	$7.70	$7.81	$8.04	$8.32
Total ReturnD,E	23.41%	(.86)%	(1.26)%	(.06)%	18.73%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.90%	1.73%	1.70%	1.68%	1.75%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.68%	1.70%
Expenses net of all reductions	1.68%	1.69%	1.69%	1.68%	1.67%
Net investment income (loss)	.77%	.85%	.61%	1.38%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$15,894	$13,893	$13,962	$10,282	$7,909
Portfolio turnover rateH	66%I	51%	53%	85%	89%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.37 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.66	$7.77	$8.00	$8.28	$7.31
Income from Investment Operations
Net investment income (loss)A	.02	.03	.01	.07	.04
Net realized and unrealized gain (loss)	1.71	(.14)	(.15)	(.12)	1.25
Total from investment operations	1.73	(.11)	(.14)	(.05)	1.29
Distributions from net investment income	(.02)	–	(.05)	(.05)	(.08)
Distributions from net realized gain	–	–	(.04)	(.18)	(.25)
Total distributions	(.02)	–	(.09)	(.23)	(.32)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$9.37	$7.66	$7.77	$8.00	$8.28
Total ReturnD,E	22.70%	(1.42)%	(1.73)%	(.57)%	18.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.48%	2.30%	2.26%	2.22%	2.26%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.18%	2.20%	2.19%	2.20%	2.18%
Net investment income (loss)	.27%	.35%	.11%	.87%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$3,211	$2,713	$3,311	$4,028	$3,584
Portfolio turnover rateH	66%I	51%	53%	85%	89%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.32 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.70	$7.82	$8.03	$8.29	$7.32
Income from Investment Operations
Net investment income (loss)A	.11	.11	.10	.16	.12
Net realized and unrealized gain (loss)	1.70	(.13)	(.14)	(.12)	1.24
Total from investment operations	1.81	(.02)	(.04)	.04	1.36
Distributions from net investment income	(.11)	(.10)	(.13)	(.12)	(.15)
Distributions from net realized gain	–	–	(.04)	(.18)	(.25)
Total distributions	(.11)	(.10)	(.17)	(.30)	(.39)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$9.40	$7.70	$7.82	$8.03	$8.29
Total ReturnD	23.86%	(.32)%	(.51)%	.55%	19.48%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.15%	1.11%	1.07%	1.04%	1.09%
Expenses net of fee waivers, if any	1.14%	1.11%	1.07%	1.04%	1.09%
Expenses net of all reductions	1.13%	1.10%	1.06%	1.04%	1.07%
Net investment income (loss)	1.33%	1.44%	1.24%	2.03%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$82,077	$280,672	$307,035	$324,438	$324,395
Portfolio turnover rateG	66%H	51%	53%	85%	89%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.66	$7.78	$7.99	$8.26	$7.30
Income from Investment Operations
Net investment income (loss)A	.11	.10	.09	.15	.11
Net realized and unrealized gain (loss)	1.71	(.13)	(.14)	(.12)	1.24
Total from investment operations	1.82	(.03)	(.05)	.03	1.35
Distributions from net investment income	(.10)	(.09)	(.12)	(.12)	(.15)
Distributions from net realized gain	–	–	(.04)	(.18)	(.25)
Total distributions	(.10)	(.09)	(.16)	(.30)	(.39)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$9.38	$7.66	$7.78	$7.99	$8.26
Total ReturnD	24.08%	(.43)%	(.64)%	.37%	19.40%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.42%	1.22%	1.17%	1.15%	1.21%
Expenses net of fee waivers, if any	1.20%	1.20%	1.17%	1.15%	1.20%
Expenses net of all reductions	1.18%	1.20%	1.16%	1.15%	1.18%
Net investment income (loss)	1.28%	1.35%	1.14%	1.91%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$6,776	$2,156	$2,602	$2,240	$2,372
Portfolio turnover rateG	66%H	51%	53%	85%	89%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class Z

Years ended October 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$7.73
Income from Investment Operations
Net investment income (loss)B	.08
Net realized and unrealized gain (loss)	1.58
Total from investment operations	1.66
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Redemption fees added to paid in capitalB,C	–
Net asset value, end of period	$9.39
Total ReturnD,E	21.47%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.32%H
Expenses net of fee waivers, if any	1.05%H
Expenses net of all reductions	1.04%H
Net investment income (loss)	1.27%H
Supplemental Data
Net assets, end of period (000 omitted)	$246
Portfolio turnover rateI	66%J

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on February 1, 2017. The Fund offers Class A, Class M (formerly Class T), Class C, Total International Equity, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, partnerships, capital loss carryforwards and losses due to deferred wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,687,403
Gross unrealized depreciation	(2,713,505)
Net unrealized appreciation (depreciation)	$14,973,898
Tax Cost	$101,966,525

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,925,944
Undistributed long-term capital gain	$1,715,912
Capital loss carryforward	$(5,453,268)
Net unrealized appreciation (depreciation) on securities and other investments	$14,973,891

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(5,453,268)

As a result of a large redemption in May 2017, the Fund had an "ownership change" under the Internal Revenue Code, which limits capital losses that will be available to offset future capital gains to approximately $2,189,706 per year. As a result, at least $3,402,729 of the Fund's capital loss carryforward will expire unused and is not included in the capital loss carryforward amounts disclosed in the table above.

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$4,227,310	$ 3,869,339

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $146,392,579 and $148,721,164, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on relative investment performance of Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .82% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$21,944	$2,040
Class M	.25%	.25%	73,878	–
Class C	.75%	.25%	29,531	5,011
			$125,353	$7,051

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,125
Class M	819
Class C(a)	563
$3,507

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$22,313.25
Class M	34,354.23
Class C	9,141.31
Total International Equity	245,274.13
Class I	7,410.19
Class Z	58	.05(a)
	$318,550

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $597 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 30,358,599 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $259,566,026. The net realized gain of $51,686,661 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,206.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $779 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $32,511. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2018. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$19,402
Class M	1.70%	29,290
Class C	2.20%	8,273
Total International Equity	1.20%	15,515
Class I	1.20%	8,992
Class Z	1.05%	333
		$81,805

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30,620 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,727.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$92,173	$72,361
Class M	119,902	77,358
Class C	8,223	–
Total International Equity	3,979,536	3,691,251
Class I	27,476	28,369
Total	$4,227,310	$3,869,339

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017(a)	Year ended October 31, 2016	Year ended October 31, 2017(a)	Year ended October 31, 2016
Class A
Shares sold	192,334	221,277	$1,631,763	$1,661,593
Reinvestment of distributions	12,257	9,322	91,682	71,782
Shares redeemed	(332,738)	(289,523)	(2,778,571)	(2,176,317)
Net increase (decrease)	(128,147)	(58,924)	$(1,055,126)	$(442,942)
Class M
Shares sold	238,813	459,219	$1,896,741	$3,481,274
Reinvestment of distributions	15,944	9,988	119,902	77,308
Shares redeemed	(372,174)	(451,150)	(3,041,931)	(3,381,486)
Net increase (decrease)	(117,417)	18,057	$(1,025,288)	$177,096
Class B
Shares sold	–	1,078	$–	$7,665
Shares redeemed	–	(16,441)	–	(122,211)
Net increase (decrease)	–	(15,363)	$–	$(114,546)
Class C
Shares sold	96,785	91,061	$808,355	$684,626
Reinvestment of distributions	1,070	–	8,046	–
Shares redeemed	(109,698)	(162,991)	(920,097)	(1,228,823)
Net increase (decrease)	(11,843)	(71,930)	$(103,696)	$(544,197)
Total International Equity
Shares sold	6,763,065	4,801,342	$53,465,510	$36,478,674
Reinvestment of distributions	523,250	471,692	3,913,907	3,632,026
Shares redeemed	(35,028,420)(b)	(8,073,720)	(297,076,095)(b)	(60,183,392)
Net increase (decrease)	(27,742,105)	(2,800,686)	$(239,696,678)	$(20,072,692)
Class I
Shares sold	604,657	155,879	$5,121,757	$1,165,295
Reinvestment of distributions	3,621	3,671	27,016	28,160
Shares redeemed	(167,386)	(212,465)	(1,392,556)	(1,617,545)
Net increase (decrease)	440,892	(52,915)	$3,756,217	$(424,090)
Class Z
Shares sold	26,796	–	$221,657	$–
Shares redeemed	(569)	–	(5,097)	–
Net increase (decrease)	26,227	–	$216,560	$–

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to October 31, 2017

 (b) Amounts include in-kind redemption (see the Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.45%
Actual		$1,000.00	$1,120.50	$7.75
Hypothetical-C		$1,000.00	$1,017.90	$7.38
Class M	1.70%
Actual		$1,000.00	$1,120.10	$9.08
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Class C	2.20%
Actual		$1,000.00	$1,116.80	$11.74
Hypothetical-C		$1,000.00	$1,014.12	$11.17
Total International Equity	1.20%
Actual		$1,000.00	$1,120.40	$6.41
Hypothetical-C		$1,000.00	$1,019.16	$6.11
Class I	1.20%
Actual		$1,000.00	$1,122.00	$6.42
Hypothetical-C		$1,000.00	$1,019.16	$6.11
Class Z	1.05%
Actual		$1,000.00	$1,121.90	$5.62
Hypothetical-C		$1,000.00	$1,019.91	$5.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Total International Equity Fund
Class A	12/11/17	12/08/17	$0.152	$0.226
Class M	12/11/17	12/08/17	$0.133	$0.226
Class C	12/11/17	12/08/17	$0.097	$0.226
Total International Equity	12/11/17	12/08/17	$0.149	$0.226
Class I	12/11/17	12/08/17	$0.171	$0.226
Class Z	12/11/17	12/08/17	$0.171	$0.226

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $2,209,744 or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 11%, Class M designates 13%, Class C designates 29%, Total International Equity designates 9%, and Class I designates 10% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Total International Equity, and Class I designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Total International Equity Fund
Class A	12/12/16	$0.0973	$0.0143
Class M	12/12/16	$0.0803	$0.0143
Class C	12/12/16	$0.0373	$0.0143
Total International Equity	12/12/16	$0.1233	$0.0143
Class I	12/12/16	$0.1133	$0.0143

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in June 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Total International Equity Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Total International Equity Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class A, Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class M, Class C, and Class I was above the competitive median because of a positive performance fee adjustment in 2016 and relatively higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class M was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 1.20%, and 1.20% through December 31, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ATIE-ANN-1217
1.853364.109

Fidelity® Emerging Markets Discovery Fund Fidelity® Total Emerging Markets Fund Annual Report October 31, 2017

Contents

Fidelity® Emerging Markets Discovery Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Total Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Emerging Markets Discovery Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity® Emerging Markets Discovery Fund	24.30%	6.45%	8.49%

 A From November 1, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Discovery Fund, a class of the fund, on November 1, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets SMID Cap Index performed over the same period.

Period Ending Values
$16,312	Fidelity® Emerging Markets Discovery Fund
$13,346	MSCI Emerging Markets SMID Cap Index

Fidelity® Emerging Markets Discovery Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Co-Portfolio Managers Gregory Lee and Timothy Gannon:  For the year, the fund’s share classes (excluding sales charges, if applicable) advanced about 24%, outpacing the 20.24% return of the benchmark MSCI Emerging Markets SMID Cap Index. Security selection drove the fund's outperformance of its benchmark, as stock picking in most of the fund’s 11 sector sleeves was positive. Choices among industrials and consumer stocks helped the most. Conversely, security selection in the health care and information technology sectors detracted. The fund’s top individual contributors were two China-based consumer discretionary names: consumer electronics and household appliance maker Qingdao Haier and high-end hotel operator Shangri-La Asia. Shares of Haier gained due to management’s efforts to integrate its 2016 purchase of General Electric’s appliance division and its goal to double the firm’s revenue and profit in the next five years. Shangri-La’s stock benefited from improving RevPAR (revenue per available room) in China. Conversely, not owning index component Sunac China Holdings, one of the leading residential property developers in China, was the fund’s biggest individual detractor. Shares of Sunac partly were lifted by the firm’s report that it would slow its rate of land purchases to boost profit and cut its debt ratio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Markets Discovery Fund

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Hyundai Motor Co. Series 2 (Korea (South), Automobiles)	1.9	2.0
Shangri-La Asia Ltd. (Bermuda, Hotels, Restaurants & Leisure)	1.6	1.3
Qingdao Haier Co. Ltd. (China, Household Durables)	1.6	1.6
Arvind Mills Ltd. (India, Textiles, Apparel & Luxury Goods)	1.5	1.4
Yandex NV Series A (Netherlands, Internet Software & Services)	1.5	1.9
	8.1

Top Five Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.7	14.8
Consumer Discretionary	17.6	16.2
Industrials	11.7	11.3
Financials	11.5	9.9
Materials	10.2	9.4

Top Five Countries as of October 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	11.8	8.9
India	11.5	9.2
Korea (South)	11.1	12.3
Cayman Islands	9.9	9.0
Taiwan	8.1	7.2

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2017
Stocks	98.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

As of April 30, 2017
Stocks and Equity Futures	95.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.9%

Fidelity® Emerging Markets Discovery Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 93.7%
	Shares	Value
Argentina - 1.4%
BBVA Banco Frances SA sponsored ADR (a)	104,300	$2,298,772
Inversiones y Representaciones SA ADR(a)	77,310	2,251,267
YPF SA Class D sponsored ADR (b)	36,000	884,160

TOTAL ARGENTINA		5,434,199

Bailiwick of Jersey - 0.3%
Atrium European Real Estate Ltd.	149,637	700,705
WNS Holdings Ltd. sponsored ADR (b)	15,500	587,760

TOTAL BAILIWICK OF JERSEY		1,288,465

Bangladesh - 0.2%
BRAC Bank Ltd.	669,772	812,236
Bermuda - 3.2%
Joy City Property Ltd.	12,443,000	2,169,159
Pacific Basin Shipping Ltd. (b)	9,274,000	2,115,995
PAX Global Technology Ltd.	1,224,000	619,735
Shangri-La Asia Ltd.	3,122,000	6,210,865
Tai Cheung Holdings Ltd.	653,000	753,326
VimpelCom Ltd. sponsored ADR	157,100	614,261

TOTAL BERMUDA		12,483,341

Brazil - 10.5%
Arezzo Industria e Comercio SA	278,800	4,308,177
Azul SA sponsored ADR	81,200	2,053,548
BTG Pactual Participations Ltd. unit	185,500	1,248,083
Centrais Eletricas Brasileiras SA (Electrobras) (b)	90,700	611,358
Cia. Hering SA	528,700	4,719,237
Companhia de Saneamento de Minas Gerais	65,720	791,541
Construtora Tenda SA (b)	183,200	957,638
Cosan SA Industria e Comercio	163,700	1,871,543
Direcional Engenharia SA (b)	361,000	645,569
Equatorial Energia SA	78,600	1,465,656
Estacio Participacoes SA	247,600	2,219,946
Fibria Celulose SA	229,500	3,671,944
Hypermarcas SA	300,338	3,139,901
Instituto Hermes Pardini SA	138,100	1,302,352
Localiza Rent A Car SA	150,495	2,662,289
LPS Brasil Consultoria de Imoveis SA (b)	361,100	623,671
Minerva SA	311,500	1,095,054
QGEP Participacoes SA	1,100,700	2,843,186
Smiles Fidelidade SA	77,600	2,028,185
Tegma Gestao Logistica SA	362,100	1,992,419

TOTAL BRAZIL		40,251,297

British Virgin Islands - 1.0%
Dolphin Capital Investors Ltd. (b)	8,361,857	746,865
Mail.Ru Group Ltd. GDR (Reg. S) (b)	93,764	3,047,330

TOTAL BRITISH VIRGIN ISLANDS		3,794,195

Canada - 1.0%
Pan American Silver Corp.	121,800	1,988,994
Torex Gold Resources, Inc. (b)	129,070	1,779,827

TOTAL CANADA		3,768,821

Cayman Islands - 9.9%
58.com, Inc. ADR (b)	59,200	3,976,464
ASM Pacific Technology Ltd.	163,300	2,375,798
Changyou.com Ltd. (A Shares) ADR (b)	43,200	1,673,568
Cheetah Mobile, Inc. ADR (a)(b)	56,600	510,532
China Medical System Holdings Ltd.	1,480,000	2,735,612
Daqo New Energy Corp. ADR (b)	17,500	659,750
General Interface Solution Holding Ltd.	231,000	2,119,301
Haitian International Holdings Ltd.	1,138,000	3,406,094
IGG, Inc.	1,372,000	1,839,557
JA Solar Holdings Co. Ltd. ADR (b)	64,300	479,035
Lee's Pharmaceutical Holdings Ltd.	1,039,000	930,937
Longfor Properties Co. Ltd.	307,500	718,160
Silicon Motion Technology Corp. sponsored ADR	11,600	561,672
SITC International Holdings Co. Ltd.	3,521,500	3,394,478
Sunny Optical Technology Group Co. Ltd.	354,000	5,181,993
TPK Holding Co. Ltd. (b)	394,000	1,300,783
Uni-President China Holdings Ltd.	2,747,000	2,295,798
Yirendai Ltd. sponsored ADR (a)	25,500	1,106,445
YY, Inc. ADR (b)	29,300	2,648,427

TOTAL CAYMAN ISLANDS		37,914,404

Chile - 1.0%
Compania Cervecerias Unidas SA sponsored ADR (a)	96,300	2,742,624
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	19,500	1,164,930

TOTAL CHILE		3,907,554

China - 5.3%
BBMG Corp. (H Shares)	2,591,000	1,291,946
China Longyuan Power Grid Corp. Ltd. (H Shares)	3,575,200	2,648,839
Huangshan Tourism Development Co. Ltd.	621,800	932,078
Qingdao Haier Co. Ltd.	2,301,454	6,000,867
Shanghai International Airport Co. Ltd. (A Shares)	184,880	1,219,084
Suofeiya Home Collection Co. Ltd. Class A	402,720	2,361,122
TravelSky Technology Ltd. (H Shares)	591,000	1,530,264
Tsingtao Brewery Co. Ltd. (H Shares)	382,000	1,598,726
Zhengzhou Yutong Bus Co. Ltd.	744,444	2,854,400

TOTAL CHINA		20,437,326

Colombia - 0.2%
Organizacion Terpel SA	129,619	588,006
Cyprus - 1.0%
Etalon Group PLC GDR (Reg. S)	533,800	2,161,890
Globaltrans Investment PLC GDR (Reg. S)	203,300	1,878,492

TOTAL CYPRUS		4,040,382

Egypt - 1.4%
Credit Agricole Egypt	346,080	824,348
Egyptian Kuwaiti Holding	2,135,200	1,686,808
Six of October Development & Investment Co. (b)	2,633,500	2,768,372

TOTAL EGYPT		5,279,528

Greece - 0.7%
Titan Cement Co. SA (Reg.)	119,300	2,879,388
Hong Kong - 3.7%
China Resources Beer Holdings Co. Ltd.	740,000	2,134,232
CSPC Pharmaceutical Group Ltd.	2,384,000	4,143,749
Far East Horizon Ltd.	1,739,584	1,728,123
Techtronic Industries Co. Ltd.	421,500	2,471,816
Winteam Pharmaceutical Group Ltd.	4,380,000	2,509,626
Yuexiu Property Co. Ltd.	5,728,000	1,108,683

TOTAL HONG KONG		14,096,229

India - 11.5%
Adani Ports & Special Economic Zone Ltd.	485,430	3,226,329
Arvind Mills Ltd.	939,817	5,821,060
Bharat Petroleum Corp. Ltd.	342,806	2,867,394
Deccan Cements Ltd.	169,565	1,521,109
EIH Ltd.	1,957,903	4,656,634
Federal Bank Ltd.	1,097,432	2,063,511
Gujarat Gas Ltd.	1,008	14,205
InterGlobe Aviation Ltd.	125,550	2,419,576
JK Cement Ltd.	103,712	1,605,574
LIC Housing Finance Ltd.	251,279	2,323,409
Manappuram General Finance & Leasing Ltd.	672,319	1,046,637
Oberoi Realty Ltd.	207,366	1,520,417
PC Jeweller Ltd.	310,401	1,681,678
Phoenix Mills Ltd.	206,136	1,673,283
Solar Industries India Ltd.	211,003	3,347,697
South Indian Bank Ltd.	2,662,871	1,256,382
Steel Authority of India Ltd. (b)	1,242,558	1,496,827
The Jammu & Kashmir Bank Ltd. (b)	807,734	1,032,902
The Ramco Cements Ltd.	161,475	1,797,672
Torrent Pharmaceuticals Ltd.	150,821	2,957,839

TOTAL INDIA		44,330,135

Indonesia - 2.5%
PT Bank Danamon Indonesia Tbk Series A	2,728,400	1,025,979
PT Cikarang Listrindo Tbk	8,154,600	658,381
PT Holcim Indonesia Tbk (b)	3,273,100	199,101
PT Lippo Karawaci Tbk	25,046,600	1,274,260
PT Media Nusantara Citra Tbk	7,412,300	852,585
PT Pakuwon Jati Tbk	36,295,700	1,685,994
PT Panin Life Tbk (b)	41,908,100	729,240
PT Semen Gresik (Persero) Tbk	3,751,000	3,014,629

TOTAL INDONESIA		9,440,169

Israel - 0.2%
Bezeq The Israel Telecommunication Corp. Ltd.	454,300	678,370
Kenya - 0.2%
KCB Group Ltd.	1,707,500	625,398
Korea (South) - 8.4%
AMOREPACIFIC Group, Inc.	29,149	3,741,096
BS Financial Group, Inc.	275,006	2,444,848
Com2uS Corp.	13,986	1,668,678
Daou Technology, Inc.	44,357	727,983
Dongbu HiTek Co. Ltd. (b)	115,629	1,478,857
DOUBLEUGAMES Co. Ltd.	18,038	827,616
Fila Korea Ltd.	5,802	351,309
HB Technology Co. Ltd.	281,967	1,079,357
Hyundai Fire & Marine Insurance Co. Ltd.	30,564	1,239,683
Hyundai Glovis Co. Ltd.	13,782	1,861,283
Hyundai Industrial Development & Construction Co.	59,538	2,135,315
Hyundai Wia Corp.	26,397	1,522,781
KEPCO Plant Service & Engineering Co. Ltd.	36,790	1,358,949
Korea Express Co. Ltd. (b)	11,560	1,623,232
Korean Reinsurance Co.	82,467	826,079
Loen Entertainment, Inc.	1,381	131,543
Minwise Co. Ltd.	59,433	1,286,371
NCSOFT Corp.	3,138	1,197,003
Samjin Pharmaceutical Co. Ltd.	72,815	2,155,619
Silicon Works Co. Ltd.	33,796	1,357,172
Tera Semicon Co. Ltd.	67,847	1,790,094
Toptec Co. Ltd.	65,209	1,641,758

TOTAL KOREA (SOUTH)		32,446,626

Malaysia - 1.2%
Matrix Concepts Holdings Bhd	1,883,700	1,001,495
Top Glove Corp. Bhd	2,363,800	3,574,745

TOTAL MALAYSIA		4,576,240

Mexico - 1.9%
Credito Real S.A.B. de CV	819,900	1,314,628
Fibra Uno Administracion SA de CV	1,311,700	2,064,182
Industrias Penoles SA de CV	108,250	2,516,512
Qualitas Controladora S.A.B. de CV	741,200	1,226,715
Tenedora Nemak SA de CV	104,653	78,660

TOTAL MEXICO		7,200,697

Netherlands - 1.8%
X5 Retail Group NV GDR (Reg. S) (b)	32,900	1,352,190
Yandex NV Series A (b)	168,840	5,711,857

TOTAL NETHERLANDS		7,064,047

Pakistan - 0.2%
Habib Bank Ltd.	555,800	846,825
Panama - 0.7%
Copa Holdings SA Class A	21,500	2,648,585
Philippines - 1.9%
International Container Terminal Services, Inc.	981,610	2,015,150
Metro Pacific Investments Corp.	17,193,300	2,266,421
Metropolitan Bank & Trust Co.	946,390	1,588,768
Pilipinas Shell Petroleum Corp.	702,480	847,707
Robinsons Land Corp.	1,562,400	763,247

TOTAL PHILIPPINES		7,481,293

Poland - 0.1%
Asseco Poland SA	28,700	376,101
Russia - 2.0%
Bank St. Petersburg PJSC (b)	1,263,200	1,158,869
Inter Rao Ues JSC	18,565,913	1,136,242
LSR Group OJSC	89,364	1,245,411
PhosAgro OJSC GDR (Reg. S)	151,500	2,083,125
RusHydro PJSC	154,100,400	2,152,873

TOTAL RUSSIA		7,776,520

Singapore - 0.6%
First Resources Ltd.	1,600,200	2,312,665
South Africa - 3.2%
Bidvest Group Ltd.	193,100	2,342,262
Discovery Ltd.	55,000	570,082
EOH Holdings Ltd.	76,700	571,829
Imperial Holdings Ltd.	266,600	3,820,787
Pick 'n Pay Stores Ltd.	131,400	551,111
Reunert Ltd.	266,900	1,312,720
Sanlam Ltd.	150,100	750,566
Tiger Brands Ltd.	89,600	2,446,157

TOTAL SOUTH AFRICA		12,365,514

Sri Lanka - 0.5%
Dialog Axiata PLC	8,714,824	765,827
Hatton National Bank PLC	594,135	1,043,434

TOTAL SRI LANKA		1,809,261

Taiwan - 8.1%
Advantech Co. Ltd.	156,693	1,071,032
Alpha Networks, Inc.	1,230,000	955,007
Chipbond Technology Corp.	416,000	811,627
Cleanaway Co. Ltd.	277,000	1,594,648
CTCI Corp.	1,052,000	1,631,860
Elite Advanced Laser Corp.	247,200	1,004,778
Everlight Electronics Co. Ltd.	438,000	669,251
FLEXium Interconnect, Inc.	322,256	1,235,005
Hu Lane Associate, Inc.	346,000	1,974,650
Innolux Corp.	1,705,000	746,765
Inventec Corp.	1,951,000	1,514,812
Largan Precision Co. Ltd.	9,000	1,706,649
Lite-On Technology Corp.	1,507,220	2,127,952
Long Chen Paper Co. Ltd.	1,636,000	2,410,193
Powertech Technology, Inc.	389,000	1,217,158
Radiant Opto-Electronics Corp.	903,000	2,007,466
St.Shine Optical Co. Ltd.	35,000	855,896
Sunrex Technology Corp.	745,680	440,411
Synnex Technology International Corp.	1,096,100	1,389,310
TCI Co. Ltd.	290,851	1,978,381
Tong Hsing Electronics Industries Ltd.	211,000	903,146
Tripod Technology Corp.	439,000	1,616,862
Vanguard International Semiconductor Corp.	313,000	594,054
Yuanta Financial Holding Co. Ltd.	1,460,000	649,147

TOTAL TAIWAN		31,106,060

Thailand - 2.3%
Beauty Community PCL	2,594,200	1,397,838
Delta Electronics PCL (For. Reg.)	277,500	718,393
PTT Global Chemical PCL (For. Reg.)	1,534,100	3,694,401
Star Petroleum Refining PCL	6,034,000	3,160,494

TOTAL THAILAND		8,971,126

Turkey - 3.0%
Aksa Akrilik Kimya Sanayii	1,273,000	4,479,854
Bim Birlesik Magazalar A/S JSC	99,000	2,018,597
Tupras Turkiye Petrol Rafinerileri A/S	92,828	3,340,149
Turkcell Iletisim Hizmet A/S	163,000	608,852
Turkiye Garanti Bankasi A/S	369,000	1,014,530

TOTAL TURKEY		11,461,982

United Arab Emirates - 0.7%
Emaar Properties PJSC	1,187,988	2,681,557
United Kingdom - 1.5%
BGEO Group PLC	15,240	720,580
NMC Health PLC	74,100	2,846,188
Shanghai International Airport Co. Ltd. ELS (UBS Warrant Programme) warrants 5/11/18 (c)	181,300	1,195,478
TBC Bank Group PLC	52,053	1,183,577

TOTAL UNITED KINGDOM		5,945,823

United States of America - 0.3%
China Rapid Finance Ltd. ADR	74,000	597,920
Net 1 UEPS Technologies, Inc. (b)	39,900	364,287

TOTAL UNITED STATES OF AMERICA		962,207

Vietnam - 0.1%
FTP Corp.	188,588	418,485
TOTAL COMMON STOCKS
(Cost $319,119,652)		360,501,057

Nonconvertible Preferred Stocks - 4.4%
Brazil - 1.3%
Banco ABC Brasil SA	309,744	1,699,601
Banco do Estado Rio Grande do Sul SA	170,600	794,774
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR (a)	330,320	2,540,161

TOTAL BRAZIL		5,034,536

Korea (South) - 2.7%
Hyundai Motor Co. Series 2	71,679	7,244,250
LG Chemical Ltd.	11,598	2,691,806
Samsung Fire & Marine Insurance Co. Ltd.	4,066	652,762

TOTAL KOREA (SOUTH)		10,588,818

Russia - 0.4%
Sberbank of Russia	498,400	1,350,998
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $15,084,943)		16,974,352
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.01% to 1.07% 12/14/17 to 1/18/18(d)
(Cost $469,266)	470,000	469,287
	Shares	Value

Money Market Funds - 5.1%
Fidelity Cash Central Fund, 1.10% (e)	14,256,928	14,259,779
Fidelity Securities Lending Cash Central Fund 1.11% (e)(f)	5,240,106	5,240,630
TOTAL MONEY MARKET FUNDS
(Cost $19,499,398)		19,500,409
TOTAL INVESTMENT IN SECURITIES - 103.3%
(Cost $354,173,259)		397,445,105
NET OTHER ASSETS (LIABILITIES) - (3.3)%		(12,529,085)
NET ASSETS - 100%		$384,916,020

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,195,478 or 0.3% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $208,638.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$164,046
Fidelity Securities Lending Cash Central Fund	90,589
Total	$254,635

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$67,457,135	$67,457,135	$--	$--
Consumer Staples	24,266,631	24,266,631	--	--
Energy	15,814,633	15,814,633	--	--
Financials	43,968,176	42,772,698	1,195,478	--
Health Care	27,152,464	27,152,464	--	--
Industrials	45,746,708	45,746,708	--	--
Information Technology	71,315,477	71,315,477	--	--
Materials	39,155,675	39,155,675	--	--
Real Estate	27,911,944	27,911,944	--	--
Telecommunication Services	2,667,310	2,667,310	--	--
Utilities	12,019,256	12,019,256	--	--
Government Obligations	469,287	--	469,287	--
Money Market Funds	19,500,409	19,500,409	--	--
Total Investments in Securities:	$397,445,105	$395,780,340	$1,664,765	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $5,121,917) — See accompanying schedule: Unaffiliated issuers (cost $334,673,861)	$377,944,696
Fidelity Central Funds (cost $19,499,398)	19,500,409
Total Investment in Securities (cost $354,173,259)		$397,445,105
Cash		72,507
Foreign currency held at value (cost $187,194)		187,194
Receivable for investments sold		437,179
Receivable for fund shares sold		639,686
Dividends receivable		107,477
Distributions receivable from Fidelity Central Funds		23,847
Receivable for daily variation margin on futures contracts		37,257
Prepaid expenses		712
Other receivables		67,666
Total assets		399,018,630
Liabilities
Payable for investments purchased	$6,393,204
Payable for fund shares redeemed	1,320,878
Accrued management fee	271,675
Distribution and service plan fees payable	18,513
Other affiliated payables	81,679
Other payables and accrued expenses	776,186
Collateral on securities loaned	5,240,475
Total liabilities		14,102,610
Net Assets		$384,916,020
Net Assets consist of:
Paid in capital		$336,513,781
Undistributed net investment income		2,568,661
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,187,397
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		42,646,181
Net Assets		$384,916,020
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($16,061,739 ÷ 1,068,936 shares)		$15.03
Maximum offering price per share (100/94.25 of $15.03)		$15.95
Class M:
Net Asset Value and redemption price per share ($9,392,565 ÷ 628,889 shares)		$14.94
Maximum offering price per share (100/96.50 of $14.94)		$15.48
Class C:
Net Asset Value and offering price per share ($14,168,018 ÷ 967,701 shares)(a)		$14.64
Emerging Markets Discovery:
Net Asset Value, offering price and redemption price per share ($248,123,708 ÷ 16,412,386 shares)		$15.12
Class I:
Net Asset Value, offering price and redemption price per share ($97,169,990 ÷ 6,412,820 shares)		$15.15

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$6,098,741
Interest		4,780
Income from Fidelity Central Funds		254,635
Income before foreign taxes withheld		6,358,156
Less foreign taxes withheld		(514,794)
Total income		5,843,362
Expenses
Management fee	$1,849,026
Transfer agent fees	468,824
Distribution and service plan fees	125,838
Accounting and security lending fees	114,042
Custodian fees and expenses	319,103
Independent trustees' fees and expenses	749
Registration fees	138,598
Audit	93,370
Legal	255
Miscellaneous	1,586
Total expenses before reductions	3,111,391
Expense reductions	(35,474)	3,075,917
Net investment income (loss)		2,767,445
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,306)	6,434,526
Fidelity Central Funds	(56)
Foreign currency transactions	(155,885)
Futures contracts	2,813,041
Total net realized gain (loss)		9,091,626
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $382,523)	38,809,170
Fidelity Central Funds	(942)
Assets and liabilities in foreign currencies	(3,037)
Futures contracts	33,134
Total change in net unrealized appreciation (depreciation)		38,838,325
Net gain (loss)		47,929,951
Net increase (decrease) in net assets resulting from operations		$50,697,396

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,767,445	$715,896
Net realized gain (loss)	9,091,626	(2,841,874)
Change in net unrealized appreciation (depreciation)	38,838,325	10,693,560
Net increase (decrease) in net assets resulting from operations	50,697,396	8,567,582
Distributions to shareholders from net investment income	(659,806)	(490,717)
Distributions to shareholders from net realized gain	(485,420)	–
Total distributions	(1,145,226)	(490,717)
Share transactions - net increase (decrease)	249,358,868	6,360,074
Redemption fees	166,495	41,424
Total increase (decrease) in net assets	299,077,533	14,478,363
Net Assets
Beginning of period	85,838,487	71,360,124
End of period	$384,916,020	$85,838,487
Other Information
Undistributed net investment income end of period	$2,568,661	$593,159

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Discovery Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.27	$10.92	$12.17	$12.49	$11.89
Income from Investment Operations
Net investment income (loss)A	.14	.09	.09B	.04	.08
Net realized and unrealized gain (loss)	2.74	1.30	(1.34)	(.01)	.75
Total from investment operations	2.88	1.39	(1.25)	.03	.83
Distributions from net investment income	(.07)	(.05)	–	(.06)	(.04)
Distributions from net realized gain	(.06)	–	–	(.30)	(.20)
Total distributions	(.13)	(.05)	–	(.36)	(.25)C
Redemption fees added to paid in capitalA	.01	.01	–D	.01	.02
Net asset value, end of period	$15.03	$12.27	$10.92	$12.17	$12.49
Total ReturnE,F	23.89%	12.93%	(10.27)%	.31%	7.20%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.63%	1.89%	1.88%	1.82%	1.87%
Expenses net of fee waivers, if any	1.63%	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.62%	1.70%	1.69%	1.70%	1.64%
Net investment income (loss)	1.03%	.85%	.76%B	.29%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$16,062	$5,252	$4,660	$4,362	$5,065
Portfolio turnover rateI	58%	60%	103%	148%	179%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.203 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.20	$10.86	$12.13	$12.44	$11.87
Income from Investment Operations
Net investment income (loss)A	.10	.07	.06B	–C	.05
Net realized and unrealized gain (loss)	2.74	1.28	(1.33)	–C	.74
Total from investment operations	2.84	1.35	(1.27)	–C	.79
Distributions from net investment income	(.04)	(.02)	–	(.02)	(.03)
Distributions from net realized gain	(.06)	–	–	(.30)	(.20)
Total distributions	(.11)D	(.02)	–	(.32)	(.24)E
Redemption fees added to paid in capitalA	.01	.01	–C	.01	.02
Net asset value, end of period	$14.94	$12.20	$10.86	$12.13	$12.44
Total ReturnF,G	23.63%	12.58%	(10.47)%	.05%	6.87%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.92%	2.17%	2.16%	2.10%	2.19%
Expenses net of fee waivers, if any	1.92%	1.95%	1.95%	1.95%	1.95%
Expenses net of all reductions	1.90%	1.94%	1.94%	1.95%	1.89%
Net investment income (loss)	.74%	.60%	.51%B	.04%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$9,393	$2,868	$2,015	$2,031	$1,914
Portfolio turnover rateJ	58%	60%	103%	148%	179%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.03) %.

 C Amount represents less than $.005 per share.

 D Total distributions of $.11 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.064 per share.

 E Total distributions of $.24 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $.203 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.97	$10.69	$12.00	$12.35	$11.82
Income from Investment Operations
Net investment income (loss)A	.04	.01	–B,C	(.06)	(.02)
Net realized and unrealized gain (loss)	2.69	1.26	(1.31)	–C	.74
Total from investment operations	2.73	1.27	(1.31)	(.06)	.72
Distributions from net investment income	(.01)	–	–	–	(.01)
Distributions from net realized gain	(.06)	–	–	(.30)	(.20)
Total distributions	(.07)	–	–	(.30)	(.21)
Redemption fees added to paid in capitalA	.01	.01	–C	.01	.02
Net asset value, end of period	$14.64	$11.97	$10.69	$12.00	$12.35
Total ReturnD,E	23.02%	11.97%	(10.92)%	(.42)%	6.32%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.38%	2.63%	2.64%	2.58%	2.70%
Expenses net of fee waivers, if any	2.38%	2.45%	2.45%	2.45%	2.45%
Expenses net of all reductions	2.37%	2.44%	2.44%	2.45%	2.39%
Net investment income (loss)	.28%	.10%	.01%B	(.46)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$14,168	$2,203	$1,675	$1,750	$2,082
Portfolio turnover rateH	58%	60%	103%	148%	179%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.52) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.33	$10.98	$12.21	$12.52	$11.92
Income from Investment Operations
Net investment income (loss)A	.18	.12	.12B	.07	.11
Net realized and unrealized gain (loss)	2.76	1.31	(1.35)	–C	.74
Total from investment operations	2.94	1.43	(1.23)	.07	.85
Distributions from net investment income	(.09)	(.09)	–	(.09)	(.07)
Distributions from net realized gain	(.06)	–	–	(.30)	(.20)
Total distributions	(.16)D	(.09)	–	(.39)	(.27)
Redemption fees added to paid in capitalA	.01	.01	–C	.01	.02
Net asset value, end of period	$15.12	$12.33	$10.98	$12.21	$12.52
Total ReturnE	24.30%	13.19%	(10.07)%	.61%	7.37%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.35%	1.55%	1.56%	1.48%	1.57%
Expenses net of fee waivers, if any	1.35%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.34%	1.44%	1.44%	1.45%	1.39%
Net investment income (loss)	1.31%	1.10%	1.01%B	.54%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$248,124	$67,178	$61,601	$78,377	$96,731
Portfolio turnover rateH	58%	60%	103%	148%	179%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.16 per share is comprised of distributions from net investment income of $.091 and distributions from net realized gain of $.064 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.37	$11.02	$12.25	$12.53	$11.92
Income from Investment Operations
Net investment income (loss)A	.19	.13	.12B	.07	.11
Net realized and unrealized gain (loss)	2.75	1.30	(1.35)	–C	.75
Total from investment operations	2.94	1.43	(1.23)	.07	.86
Distributions from net investment income	(.10)	(.09)	–	(.06)	(.07)
Distributions from net realized gain	(.06)	–	–	(.30)	(.20)
Total distributions	(.17)D	(.09)	–	(.36)	(.27)
Redemption fees added to paid in capitalA	.01	.01	–C	.01	.02
Net asset value, end of period	$15.15	$12.37	$11.02	$12.25	$12.53
Total ReturnE	24.25%	13.16%	(10.04)%	.61%	7.45%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.32%	1.59%	1.54%	1.56%	1.60%
Expenses net of fee waivers, if any	1.32%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.30%	1.44%	1.43%	1.45%	1.39%
Net investment income (loss)	1.34%	1.10%	1.01%B	.54%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$97,170	$8,337	$1,410	$481	$1,076
Portfolio turnover rateH	58%	60%	103%	148%	179%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.17 per share is comprised of distributions from net investment income of $.101 distributions from net realized gain of $.064 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Emerging Markets Discovery and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$49,938,309
Gross unrealized depreciation	(9,946,639)
Net unrealized appreciation (depreciation)	$39,991,670
Tax Cost	$357,453,435

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,457,523
Undistributed long-term capital gain	$2,579,433
Net unrealized appreciation (depreciation) on securities and other investments	$39,989,357

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$1,145,226	$ 490,717

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. For the period, the average monthly notional amount at value for futures contracts in the aggregate was $8,804,090.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $371,838,027 and $117,421,083, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .84% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$24,747	$854
Class M	.25%	.25%	30,468	–
Class C	.75%	.25%	70,623	29,035
			$125,838	$29,889

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$22,237
Class M	3,137
Class C(a)	1,515
$26,889

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$24,552.25
Class M	17,370.28
Class C	18,268.26
Emerging Markets Discovery	327,388.21
Class I	81,246.18
	$468,824

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,597 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $586 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $90,589, including $3 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $34,680 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $794.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$29,900	$22,428
Class M	10,789	4,316
Class C	1,070	–
Emerging Markets Discovery	534,294	453,104
Class I	83,753	10,869
Total	$659,806	$490,717
From net realized gain
Class A	$29,370	$–
Class M	15,653	–
Class C	12,406	–
Emerging Markets Discovery	375,874	–
Class I	52,117	–
Total	$485,420	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	938,873	131,085	$12,644,829	$1,473,088
Reinvestment of distributions	4,936	1,944	55,853	20,757
Shares redeemed	(303,068)	(131,586)	(4,070,793)	(1,425,583)
Net increase (decrease)	640,741	1,443	$8,629,889	$68,262
Class M
Shares sold	451,879	74,898	$5,910,208	$869,903
Reinvestment of distributions	2,312	389	26,067	4,146
Shares redeemed	(60,393)	(25,757)	(796,878)	(281,676)
Net increase (decrease)	393,798	49,530	$5,139,397	$592,373
Class C
Shares sold	856,704	58,882	$11,379,958	$655,298
Reinvestment of distributions	1,203	–	13,340	–
Shares redeemed	(74,143)	(31,638)	(999,641)	(342,535)
Net increase (decrease)	783,764	27,244	$10,393,657	$312,763
Emerging Markets Discovery
Shares sold	14,972,932	2,003,183	$202,173,147	$22,538,095
Reinvestment of distributions	74,929	39,922	850,905	427,569
Shares redeemed	(4,082,672)	(2,204,224)	(56,381,917)	(24,359,570)
Net increase (decrease)	10,965,189	(161,119)	$146,642,135	$(1,393,906)
Class I
Shares sold	6,604,470	642,732	$89,627,624	$7,808,576
Reinvestment of distributions	11,894	981	135,413	10,531
Shares redeemed	(877,747)	(97,475)	(11,209,247)	(1,038,525)
Net increase (decrease)	5,738,617	546,238	$78,553,790	$6,780,582

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Total Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity® Total Emerging Markets Fund	21.37%	6.54%	6.97%

 A From November 1, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total Emerging Markets Fund, a class of the fund, on November 1, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$14,984	Fidelity® Total Emerging Markets Fund
$13,639	MSCI Emerging Markets Index

Fidelity® Total Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending October 31, 2017, the Fidelity Total Emerging Markets Composite Index – consisting of 60% equities and 40% debt – gained 18.14%. Separately, emerging-markets (EM) equity gained 26.91%, as measured by the MSCI Emerging Markets Index. EM debt rose 5.89%, according to the J.P. Morgan Emerging Markets Bond Index Global. Both asset classes generally benefited from continued synchronized expansion in global economic activity, which sustained investors' appetite for risk assets. Moreover, a continued flattening of the yield curve – partly the result of a decline in 30-year interest rates – also supported EM debt. EM equities were bolstered by China (+41%) and South Korea (+41%). Improved economic growth supported Chinese stocks, while a widespread technology rally lifted both markets. Turning to EM debt, Ukrainian bonds advanced about 17%. The country issued its first sovereign bond since restructuring its debt in 2015, drawing widespread demand. In addition, reforms progressed due to the influence of the International Monetary Fund, which provided financing support. One of the few countries in the EM debt index to decline was Venezuela (-1%), which suffered amid geopolitical tension and U.S.-issued sanctions.

Comments from Lead Portfolio Manager John Carlson:  For the year, the fund’s share classes (excluding sales charges, if applicable) advanced about 21%, outpacing the Composite index. Versus the Composite, successful security selection within both the EM equity and debt subportfolios lifted relative performance, as did asset allocation. The debt sleeve outperformed its benchmark, mainly due to helpful decisions in Ukraine, Venezuela, China and Argentina. Successful security selection overwhelmingly drove the equity sleeve's strong outperformance of its benchmark, with choices among consumer discretionary, industrials, consumer staples and information technology stocks helping the most. Conversely, choices in the health care and real estate sectors detracted. Among individual stocks, an overweighting in Taiwan-based GlobalWafers was our biggest individual contributor. The firm makes silicon wafers upon which semiconductors are made. The stock benefited from the integration of a key acquisition last year, as well as continued growth in global chip manufacturing, led by China. However, underexposure to a few strong-performing South Korea-based technology names, namely chipmakers Samsung Electronics and SK Hynix, hurt the relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Total Emerging Markets Fund

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	4.0	2.7
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	3.5	1.5
Naspers Ltd. Class N (South Africa, Media)	1.9	2.6
Sberbank of Russia (Russia, Banks)	1.7	1.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.5	2.1
	12.6

Top Five Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.2	16.3
Information Technology	17.9	14.6
Consumer Discretionary	10.2	9.6
Energy	9.5	9.3
Materials	5.9	5.3

Top Five Countries as of October 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Cayman Islands	10.9	10.3
Korea (South)	9.3	8.0
Brazil	7.1	6.4
India	6.6	5.1
China	6.3	4.7

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2017
Stocks	71.5%
Bonds	25.6%
Short-Term Investments and Net Other Assets (Liabilities)	2.9%

As of April 30, 2017
Stocks and Equity Futures	68.6%
Bonds	27.4%
Short-Term Investments and Net Other Assets (Liabilities)	4.0%

Fidelity® Total Emerging Markets Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 66.8%
		Shares	Value
Argentina - 0.3%
Grupo Superveille SA sponsored ADR		29,700	$796,257
Telecom Argentina SA Class B sponsored ADR (a)		14,934	486,998
YPF SA Class D sponsored ADR		44,700	1,097,832

TOTAL ARGENTINA			2,381,087

Australia - 0.0%
Frontier Digital Ventures Ltd. (a)		419,187	208,536
Austria - 0.2%
Erste Group Bank AG		23,655	1,016,486
Bermuda - 1.1%
AGTech Holdings Ltd. (a)		1,920,000	334,709
Credicorp Ltd. (United States)		10,500	2,199,120
GP Investments Ltd. Class A (depositary receipt) (a)		22,922	40,991
Shangri-La Asia Ltd.		2,102,000	4,181,690
VimpelCom Ltd. sponsored ADR		343,660	1,343,711

TOTAL BERMUDA			8,100,221

Brazil - 3.2%
Azul SA sponsored ADR		33,600	849,744
B2W Companhia Global do Varejo (a)		928,517	6,025,866
Banco do Brasil SA		200,400	2,109,796
BR Malls Participacoes SA		262,923	1,019,125
Centrais Eletricas Brasileiras SA (Electrobras) (a)		64,540	435,028
Companhia de Saneamento de Minas Gerais		99,636	1,200,030
Cosan SA Industria e Comercio		108,255	1,237,654
Direcional Engenharia SA (a)		326,900	584,589
Localiza Rent A Car SA		79,895	1,413,360
Minerva SA		294,800	1,036,346
Smiles Fidelidade SA		97,200	2,540,458
Vale SA sponsored ADR		506,868	4,962,238

TOTAL BRAZIL			23,414,234

British Virgin Islands - 0.9%
Despegar.com Corp.		37,900	1,167,320
Mail.Ru Group Ltd. GDR (Reg. S) (a)		174,266	5,663,645

TOTAL BRITISH VIRGIN ISLANDS			6,830,965

Canada - 0.3%
Pan American Silver Corp.		88,200	1,440,306
Torex Gold Resources, Inc. (a)		50,530	696,790

TOTAL CANADA			2,137,096

Cayman Islands - 10.9%
58.com, Inc. ADR (a)		45,150	3,032,726
Alibaba Group Holding Ltd. sponsored ADR (a)		139,400	25,773,666
BizLink Holding, Inc.		66,294	664,304
China Biologic Products Holdings, Inc.		7,700	598,367
China Literature Ltd.		4,366	30,780
Ctrip.com International Ltd. ADR (a)		21,100	1,010,479
Haitian International Holdings Ltd.		446,000	1,334,901
JD.com, Inc. sponsored ADR (a)		251,500	9,436,280
NetEase, Inc. ADR		9,900	2,791,008
Qudian, Inc. ADR		400	9,960
Sea Ltd. ADR (b)		24,400	367,952
Secoo Holding Ltd. ADR		22,000	159,280
Silergy Corp.		9,000	194,406
Silicon Motion Technology Corp. sponsored ADR		14,900	721,458
Tencent Holdings Ltd.		645,350	29,005,318
Uni-President China Holdings Ltd.		2,725,600	2,277,913
Vipshop Holdings Ltd. ADR (a)		180,600	1,426,740
ZTO Express (Cayman), Inc. sponsored ADR		52,900	845,871

TOTAL CAYMAN ISLANDS			79,681,409

Chile - 0.8%
Compania Cervecerias Unidas SA sponsored ADR		72,800	2,073,344
Enersis SA		5,152,627	1,105,089
Inversiones La Construccion SA		59,428	1,013,017
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR		16,500	985,710
Vina Concha y Toro SA		519,858	917,113

TOTAL CHILE			6,094,273

China - 6.3%
BBMG Corp. (H Shares)		2,286,000	1,139,865
China Life Insurance Co. Ltd. (H Shares)		2,124,834	7,044,468
China Longyuan Power Grid Corp. Ltd. (H Shares)		2,281,960	1,690,687
China Molybdenum Co. Ltd. (H Shares)		420,000	272,951
China Pacific Insurance (Group) Co. Ltd. (H Shares)		869,706	4,286,435
China Petroleum & Chemical Corp. (H Shares)		1,714,000	1,258,622
China Telecom Corp. Ltd. (H Shares)		2,803,949	1,405,317
Conch Cement Co. Ltd. (H Shares)		388,000	1,658,651
Guangzhou Automobile Group Co. Ltd. (H Shares)		1,812,000	4,505,960
Hangzhou Hikvision Digital Technology Co. Ltd. Class A		201,100	1,190,554
Industrial & Commercial Bank of China Ltd. (H Shares)		13,029,160	10,337,952
Kweichow Moutai Co. Ltd. (A Shares)		7,499	698,519
Maanshan Iron & Steel Ltd. (H Shares) (a)		866,000	406,281
PICC Property & Casualty Co. Ltd. (H Shares)		1,046,580	2,074,003
Qingdao Haier Co. Ltd.		1,286,251	3,353,802
Shanghai International Airport Co. Ltd. (A Shares)		235,114	1,550,323
Tsingtao Brewery Co. Ltd. (H Shares)		390,000	1,632,207
Zhengzhou Yutong Bus Co. Ltd.		335,590	1,286,743

TOTAL CHINA			45,793,340

Colombia - 0.1%
Bancolombia SA sponsored ADR		15,395	581,161
Cyprus - 0.1%
Etalon Group PLC GDR (Reg. S)		162,600	658,530
Egypt - 0.0%
Six of October Development & Investment Co. (a)		149,100	156,736
Greece - 0.2%
Titan Cement Co. SA (Reg.)		63,700	1,537,444
Hong Kong - 3.3%
AIA Group Ltd.		95,120	715,711
China Mobile Ltd.		12,950	130,256
China Mobile Ltd. sponsored ADR		49,252	2,484,763
China Overseas Land and Investment Ltd.		648,500	2,103,090
China Resources Beer Holdings Co. Ltd.		1,090,666	3,145,587
China Resources Power Holdings Co. Ltd.		740,009	1,422,839
China Unicom Ltd. (a)		132,500	187,999
China Unicom Ltd. sponsored ADR (a)		104,520	1,476,868
CNOOC Ltd.		3,119,000	4,258,662
CSPC Pharmaceutical Group Ltd.		1,192,000	2,071,874
Far East Horizon Ltd.		3,371,980	3,349,764
Sinotruk Hong Kong Ltd.		1,095,000	1,454,124
Techtronic Industries Co. Ltd.		216,500	1,269,628

TOTAL HONG KONG			24,071,165

India - 6.6%
Adani Ports & Special Economic Zone Ltd.		297,696	1,978,586
Axis Bank Ltd.		345,946	2,795,083
Bharat Petroleum Corp. Ltd.		327,667	2,740,764
Bharti Infratel Ltd.		249,464	1,703,483
Coal India Ltd.		344,413	1,523,662
Eicher Motors Ltd.		1,595	794,012
Federal Bank Ltd.		745,104	1,401,026
ICICI Bank Ltd.		334,745	1,569,742
ICICI Bank Ltd. sponsored ADR		342,840	3,136,986
Indraprastha Gas Ltd.		49,828	1,219,843
InterGlobe Aviation Ltd.		48,086	926,704
ITC Ltd.		432,498	1,774,745
JK Cement Ltd.		79,550	1,231,520
Larsen & Toubro Ltd.		105,092	1,983,845
LIC Housing Finance Ltd.		257,628	2,382,114
Lupin Ltd.		167,037	2,652,083
Petronet LNG Ltd.		325,459	1,306,108
Phoenix Mills Ltd.		201,080	1,632,242
Power Grid Corp. of India Ltd.		314,674	1,029,555
Reliance Industries Ltd.		438,986	6,378,687
SREI Infrastructure Finance Ltd.		116,223	205,881
State Bank of India		431,823	2,039,405
Sun Pharmaceutical Industries Ltd.		367,195	3,135,477
Tata Motors Ltd. (a)		367,301	2,430,143
Tejas Networks Ltd.		37,582	189,303

TOTAL INDIA			48,160,999

Indonesia - 1.9%
PT Astra International Tbk		6,130,200	3,615,971
PT Bank Mandiri (Persero) Tbk		4,384,100	2,278,924
PT Bank Rakyat Indonesia Tbk		2,610,000	3,002,101
PT Indocement Tunggal Prakarsa Tbk		644,300	1,066,509
PT Kalbe Farma Tbk		6,587,100	777,096
PT Link Net Tbk		1,521,900	559,947
PT Lippo Karawaci Tbk		5,578,500	283,809
PT Media Nusantara Citra Tbk		4,697,700	540,344
PT Semen Gresik (Persero) Tbk		1,856,400	1,491,964

TOTAL INDONESIA			13,616,665

Israel - 0.2%
Bezeq The Israel Telecommunication Corp. Ltd.		1,055,255	1,575,728
Japan - 0.5%
Minebea Mitsumi, Inc.		28,500	522,494
Panasonic Corp.		58,800	887,843
Sumco Corp.		78,200	1,722,477
TDK Corp.		6,500	499,456

TOTAL JAPAN			3,632,270

Korea (South) - 7.8%
AMOREPACIFIC Group, Inc.		22,985	2,949,984
BS Financial Group, Inc.		306,417	2,724,096
Daou Technology, Inc.		97,211	1,595,419
Duk San Neolux Co. Ltd.		12,583	247,026
Fila Korea Ltd.		934	56,553
Hanon Systems		99,944	1,162,046
Hyundai Fire & Marine Insurance Co. Ltd.		50,621	2,053,200
Hyundai Glovis Co. Ltd.		9,908	1,338,093
Hyundai Industrial Development & Construction Co.		17,529	628,673
Hyundai Mipo Dockyard Co. Ltd. (a)		9,923	962,933
Hyundai Mobis		27,350	6,518,952
InterPark INT Corp.		29,545	246,541
KB Financial Group, Inc.		121,436	6,362,031
KEPCO Plant Service & Engineering Co. Ltd.		15,493	572,280
Korea Electric Power Corp.		28,583	1,004,133
Korea Express Co. Ltd. (a)		10,300	1,446,306
Korean Reinsurance Co.		140,421	1,406,609
KT Corp.		11,630	305,858
KT Corp. sponsored ADR		18,890	271,827
LG Chemical Ltd.		13,541	4,886,721
LG Telecom Ltd.		66,519	764,490
NAVER Corp.		2,379	1,902,196
Samsung Electronics Co. Ltd.		2,356	5,803,132
Samsung Life Insurance Co. Ltd.		16,190	1,954,807
Samsung SDI Co. Ltd.		18,150	3,344,006
Shinhan Financial Group Co. Ltd.		141,551	6,371,067

TOTAL KOREA (SOUTH)			56,878,979

Mauritius - 0.1%
MakeMyTrip Ltd. (a)		30,500	832,650
Mexico - 1.7%
America Movil S.A.B. de CV Series L sponsored ADR		24,600	421,152
CEMEX S.A.B. de CV sponsored ADR		272,583	2,210,648
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		114,400	1,085,000
Grupo Financiero Banorte S.A.B. de CV Series O		537,529	3,190,113
Infraestructura Energetica Nova S.A.B. de CV		25,284	129,099
Macquarie Mexican (REIT)		1,979,270	2,374,494
Promotora y Operadora de Infraestructura S.A.B. de CV		90,110	855,708
Tenedora Nemak SA de CV		31,814	23,912
Wal-Mart de Mexico SA de CV Series V		1,028,900	2,299,116

TOTAL MEXICO			12,589,242

Netherlands - 0.9%
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 9/5/18 (a)(c)		99,825	590,985
X5 Retail Group NV GDR (Reg. S) (a)		20,300	834,330
Yandex NV Series A (a)		157,987	5,344,700

TOTAL NETHERLANDS			6,770,015

Nigeria - 0.3%
Guaranty Trust Bank PLC		3,465,183	404,271
Guaranty Trust Bank PLC GDR (Reg. S)		124,480	746,880
Transnational Corp. of Nigeria PLC (a)		41,804,033	167,216
Zenith Bank PLC		16,215,469	1,148,145

TOTAL NIGERIA			2,466,512

Pakistan - 0.2%
Habib Bank Ltd.		953,200	1,452,310
Panama - 0.2%
Copa Holdings SA Class A		11,149	1,373,445
Peru - 0.2%
Compania de Minas Buenaventura SA sponsored ADR		101,200	1,395,548
Philippines - 0.6%
International Container Terminal Services, Inc.		390,620	801,905
Metropolitan Bank & Trust Co.		1,507,081	2,530,037
Robinsons Land Corp.		2,417,880	1,181,157

TOTAL PHILIPPINES			4,513,099

Russia - 3.7%
Lukoil PJSC sponsored ADR		80,200	4,258,620
MegaFon PJSC		46,200	458,208
MegaFon PJSC GDR		32,060	335,027
MMC Norilsk Nickel PJSC sponsored ADR		215,400	3,963,360
Mobile TeleSystems OJSC		253,962	1,223,700
NOVATEK OAO GDR (Reg. S)		21,600	2,464,560
RusHydro PJSC		76,654,300	1,070,906
Sberbank of Russia		1,638,160	5,428,258
Sberbank of Russia sponsored ADR		490,284	7,035,575
Unipro PJSC		20,261,700	888,701

TOTAL RUSSIA			27,126,915

Singapore - 0.2%
First Resources Ltd.		799,500	1,155,465
South Africa - 4.5%
Aspen Pharmacare Holdings Ltd.		94,261	2,129,727
Barclays Africa Group Ltd.		152,614	1,512,674
Bidvest Group Ltd.		107,056	1,298,566
FirstRand Ltd.		553,500	2,006,321
Imperial Holdings Ltd.		215,464	3,087,930
Life Healthcare Group Holdings Ltd.		634,300	1,175,398
MTN Group Ltd.		240,600	2,089,185
Naspers Ltd. Class N		56,545	13,777,563
Nedbank Group Ltd.		80,580	1,181,850
Sasol Ltd.		52,800	1,542,699
Tiger Brands Ltd.		98,900	2,700,055

TOTAL SOUTH AFRICA			32,501,968

Taiwan - 5.7%
Advantech Co. Ltd.		83,897	573,455
Chroma ATE, Inc.		166,000	809,675
eMemory Technology, Inc.		7,995	98,021
Genius Electronic Optical Co. Ltd. (a)		28,000	315,416
GlobalWafers Co. Ltd.		374,300	4,328,209
Hon Hai Precision Industry Co. Ltd. (Foxconn)		270,000	1,003,384
King's Town Bank		400,600	437,978
LandMark Optoelectronics Corp.		72,000	918,575
Largan Precision Co. Ltd.		55,403	10,505,944
MediaTek, Inc.		57,000	647,770
Nanya Technology Corp.		517,000	1,403,232
PChome Online, Inc.		71,032	411,278
Quanta Computer, Inc.		696,000	1,639,658
Taiwan Fertilizer Co. Ltd.		387,000	505,933
Taiwan Semiconductor Manufacturing Co. Ltd.		1,338,000	10,824,514
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		11,342	480,107
Unified-President Enterprises Corp.		1,234,000	2,579,534
United Microelectronics Corp.		3,770,000	1,947,105
Universal Cement Corp.		374,219	289,933
Wistron NeWeb Corp.		30,728	88,193
Yuanta Financial Holding Co. Ltd.		4,066,231	1,807,933

TOTAL TAIWAN			41,615,847

Thailand - 0.6%
Delta Electronics PCL (For. Reg.)		236,800	613,028
PTT Global Chemical PCL (For. Reg.)		1,143,600	2,754,004
Star Petroleum Refining PCL		1,910,800	1,000,840

TOTAL THAILAND			4,367,872

Turkey - 1.4%
Bim Birlesik Magazalar A/S JSC		102,000	2,079,767
Tupras Turkiye Petrol Rafinerileri A/S		74,200	2,669,874
Turkcell Iletisim Hizmet A/S		554,300	2,070,470
Turkcell Iletisim Hizmet A/S sponsored ADR (b)		19,500	183,105
Turkiye Garanti Bankasi A/S		1,213,000	3,335,027

TOTAL TURKEY			10,338,243

United Arab Emirates - 1.2%
DP World Ltd.		65,964	1,566,645
Emaar Properties PJSC		1,999,013	4,512,224
National Bank of Abu Dhabi PJSC		863,602	2,433,741

TOTAL UNITED ARAB EMIRATES			8,512,610

United Kingdom - 0.2%
Fresnillo PLC		61,500	1,063,490
Shanghai International Airport Co. Ltd. ELS (UBS Warrant Programme) warrants 5/11/18 (c)		9,200	60,664

TOTAL UNITED KINGDOM			1,124,154

United States of America - 0.4%
Cognizant Technology Solutions Corp. Class A		25,200	1,906,884
MercadoLibre, Inc.		3,400	817,054

TOTAL UNITED STATES OF AMERICA			2,723,938

TOTAL COMMON STOCKS
(Cost $414,136,019)			487,387,157

Nonconvertible Preferred Stocks - 4.7%
Brazil - 3.2%
Ambev SA sponsored ADR		554,300	3,508,719
Banco do Estado Rio Grande do Sul SA		213,320	993,794
Companhia Paranaense de Energia-Copel:
(PN-B)		4,015	30,671
(PN-B) sponsored ADR		168,852	1,298,472
Fibria Celulose SA sponsored ADR		161,700	2,577,498
Itau Unibanco Holding SA sponsored ADR		515,141	6,598,956
Metalurgica Gerdau SA (PN) (a)		925,170	1,445,180
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.) (a)		462,406	4,739,662
Telefonica Brasil SA		150,743	2,327,063

TOTAL BRAZIL			23,520,015

Korea (South) - 1.5%
Hyundai Motor Co. Series 2		51,644	5,219,412
Samsung Electronics Co. Ltd.		1,991	3,988,802
Samsung Fire & Marine Insurance Co. Ltd.		9,832	1,578,445

TOTAL KOREA (SOUTH)			10,786,659

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $29,356,617)			34,306,674
		Principal Amount(d)	Value

Nonconvertible Bonds - 7.4%
Azerbaijan - 0.8%
Southern Gas Corridor CJSC 6.875% 3/24/26 (c)		2,330,000	2,632,993
State Oil Co. of Azerbaijan Republic 6.95% 3/18/30 (Reg. S)		3,225,000	3,544,739

TOTAL AZERBAIJAN			6,177,732

Bahrain - 0.1%
The Oil and Gas Holding Co. 7.5% 10/25/27 (c)		455,000	472,081
British Virgin Islands - 0.1%
1MDB Global Investments Ltd. 4.4% 3/9/23		1,000,000	960,765
Canada - 0.3%
First Quantum Minerals Ltd.:
7.25% 5/15/22 (c)		450,000	470,250
7.25% 4/1/23 (c)		1,700,000	1,797,750
7.5% 4/1/25 (c)		200,000	211,750

TOTAL CANADA			2,479,750

Cayman Islands - 0.0%
Sparc Em Spc 0% 12/5/22 (c)		200,000	182,500
Georgia - 0.6%
Georgian Oil & Gas Corp. 6.75% 4/26/21 (c)		2,000,000	2,140,000
JSC BGEO Group 6% 7/26/23 (c)		850,000	873,511
JSC Georgian Railway 7.75% 7/11/22 (c)		1,250,000	1,395,338

TOTAL GEORGIA			4,408,849

Indonesia - 0.2%
PT Pertamina Persero 6.5% 5/27/41 (c)		1,000,000	1,206,769
Ireland - 0.5%
Vnesheconombank Via VEB Finance PLC:
6.025% 7/5/22 (c)		900,000	976,597
6.8% 11/22/25 (c)		2,075,000	2,359,420

TOTAL IRELAND			3,336,017

Israel - 0.0%
Israel Electric Corp. Ltd. 7.75% 12/15/27 (Reg. S)		275,000	353,374
Kazakhstan - 0.1%
KazMunaiGaz Finance Sub BV 5.75% 4/19/47 (c)		490,000	492,450
Mexico - 1.6%
Pemex Project Funding Master Trust:
6.625% 6/15/35		3,875,000	4,092,000
8.625% 2/1/22		300,000	350,609
Petroleos Mexicanos:
6.5% 3/13/27 (c)		500,000	546,000
6.5% 3/13/27 (c)		1,505,000	1,643,460
6.5% 6/2/41		3,550,000	3,594,375
6.875% 8/4/26		1,200,000	1,348,200

TOTAL MEXICO			11,574,644

Mongolia - 0.1%
Trade and Development Bank of Mongolia LLC 9.375% 5/19/20 (Reg. S)		850,000	933,738
Morocco - 0.1%
OCP SA 6.875% 4/25/44 (c)		775,000	873,735
Netherlands - 0.4%
Petrobras Global Finance BV:
7.25% 3/17/44		705,000	739,369
8.75% 5/23/26		1,675,000	2,028,844

TOTAL NETHERLANDS			2,768,213

Oman - 0.1%
Oman Sovereign Sukuk SAOC 4.397% 6/1/24 (c)		1,000,000	1,000,000
Peru - 0.1%
Petroleos Del Peru Petroperu SA:
4.75% 6/19/32 (c)		205,000	209,551
5.625% 6/19/47 (c)		275,000	289,438

TOTAL PERU			498,989

South Africa - 0.4%
Eskom Holdings SOC Ltd. 6.75% 8/6/23 (c)		2,825,000	2,888,563
Trinidad & Tobago - 0.2%
Petroleum Co. of Trinidad & Tobago Ltd.:
6% 5/8/22 (c)		285,417	288,271
9.75% 8/14/19 (c)		750,000	798,750

TOTAL TRINIDAD & TOBAGO			1,087,021

Tunisia - 0.3%
Banque Centrale de Tunisie 5.75% 1/30/25 (c)		2,500,000	2,478,730
United Arab Emirates - 0.3%
Abu Dhabi Crude Oil Pipeline 4.6% 11/2/47 (c)		570,000	582,434
Dolphin Energy Ltd.:
5.5% 12/15/21 (c)		340,000	371,422
5.888% 6/15/19 (c)		750,250	772,622
DP World Ltd. 6.85% 7/2/37 (Reg. S)		500,000	618,750

TOTAL UNITED ARAB EMIRATES			2,345,228

United Kingdom - 0.4%
Biz Finance PLC 9.625% 4/27/22 (c)		2,450,000	2,646,196
Venezuela - 0.7%
Petroleos de Venezuela SA:
5.375% 4/12/27		1,750,000	505,750
5.5% 4/12/37		1,000,000	287,500
6% 5/16/24 (c)		3,600,000	1,017,000
6% 11/15/26 (Reg. S)		2,450,000	679,875
8.5% 10/27/20 (Reg. S)		2,625,000	2,182,688
9% 11/17/21 (Reg. S)		550,000	243,375
12.75% 2/17/22 (c)		600,000	271,500

TOTAL VENEZUELA			5,187,688

TOTAL NONCONVERTIBLE BONDS
(Cost $54,219,152)			54,353,032

Government Obligations - 18.4%
Argentina - 1.6%
Argentine Republic:
6.875% 1/26/27		1,800,000	1,962,000
7.125% 7/6/36		400,000	430,200
7.5% 4/22/26		5,960,000	6,734,800
7.82% 12/31/33	EUR	1,685,727	2,255,904

TOTAL ARGENTINA			11,382,904

Armenia - 0.3%
Republic of Armenia 7.15% 3/26/25 (c)		1,820,000	2,032,485
Barbados - 0.2%
Barbados Government 7% 8/4/22 (c)		1,313,000	1,185,481
Belarus - 0.2%
Belarus Republic:
6.875% 2/28/23 (c)		290,000	308,183
7.625% 6/29/27 (c)		1,265,000	1,394,663

TOTAL BELARUS			1,702,846

Bolivia - 0.2%
Plurinational State of Bolivia 4.5% 3/20/28 (c)		1,300,000	1,264,250
Brazil - 0.7%
Brazilian Federative Republic:
4.625% 1/13/28		500,000	496,500
5% 1/27/45		600,000	555,230
5.625% 2/21/47		800,000	815,200
7.125% 1/20/37		700,000	836,150
8.25% 1/20/34		1,600,000	2,079,200
12.25% 3/6/30		100,000	165,750

TOTAL BRAZIL			4,948,030

Cameroon - 0.3%
Cameroon Republic 9.5% 11/19/25 (c)		2,050,000	2,429,578
Colombia - 0.2%
Colombian Republic:
6.125% 1/18/41		575,000	676,775
7.375% 9/18/37		550,000	726,000

TOTAL COLOMBIA			1,402,775

Dominican Republic - 0.3%
Dominican Republic:
5.95% 1/25/27 (c)		750,000	807,375
6.85% 1/27/45 (c)		550,000	613,250
7.45% 4/30/44 (c)		425,000	504,688

TOTAL DOMINICAN REPUBLIC			1,925,313

Ecuador - 0.3%
Ecuador Republic:
7.95% 6/20/24 (c)		200,000	202,000
8.75% 6/2/23 (c)		800,000	839,200
8.875% 10/23/27 (c)		460,000	469,163
9.625% 6/2/27 (c)		200,000	215,000
9.65% 12/13/26 (c)		200,000	217,000
10.75% 3/28/22 (c)		450,000	508,500

TOTAL ECUADOR			2,450,863

Egypt - 0.8%
Arab Republic of Egypt:
, yield at date of purchase 20.3492% 12/26/17	EGP	11,000,000	607,191
6.125% 1/31/22 (c)		800,000	834,179
7.5% 1/31/27 (c)		1,250,000	1,385,738
8.5% 1/31/47 (c)		2,600,000	2,940,787

TOTAL EGYPT			5,767,895

El Salvador - 0.9%
El Salvador Republic:
6.375% 1/18/27 (c)		900,000	895,500
7.375% 12/1/19		775,000	804,063
7.625% 2/1/41 (c)		1,450,000	1,511,625
7.65% 6/15/35 (Reg. S)		900,000	938,250
8.625% 2/28/29 (c)		2,160,000	2,446,200

TOTAL EL SALVADOR			6,595,638

Ethiopia - 0.3%
Federal Democratic Republic of Ethiopia 6.625% 12/11/24 (c)		2,050,000	2,111,500
Gabon - 0.2%
Gabonese Republic:
6.375% 12/12/24 (c)		850,000	833,136
6.95% 6/16/25 (c)		800,000	800,978

TOTAL GABON			1,634,114

Ghana - 0.8%
Ghana Republic:
7.875% 8/7/23 (Reg.S)		1,950,000	2,108,535
8.125% 1/18/26 (c)		1,200,000	1,302,000
9.25% 9/15/22 (c)		1,350,000	1,523,880
10.75% 10/14/30 (c)		600,000	799,440

TOTAL GHANA			5,733,855

Guatemala - 0.2%
Guatemalan Republic:
4.375% 6/5/27 (c)		800,000	796,000
4.875% 2/13/28 (c)		300,000	307,842

TOTAL GUATEMALA			1,103,842

Honduras - 0.2%
Republic of Honduras 6.25% 1/19/27		1,150,000	1,240,126
Indonesia - 0.1%
Indonesian Republic 8.5% 10/12/35 (c)		650,000	972,540
Iraq - 0.4%
Republic of Iraq:
5.8% 1/15/28 (Reg. S)		2,600,000	2,447,110
6.752% 3/9/23 (c)		385,000	385,742

TOTAL IRAQ			2,832,852

Ivory Coast - 0.2%
Ivory Coast:
5.75% 12/31/32		723,750	713,560
6.125% 6/15/33 (c)		730,000	719,853

TOTAL IVORY COAST			1,433,413

Jamaica - 0.0%
Jamaican Government 8% 3/15/39		200,000	249,500
Jordan - 0.7%
Jordanian Kingdom:
5.75% 1/31/27 (c)		1,050,000	1,050,000
6.125% 1/29/26 (c)		2,650,000	2,742,750
7.375% 10/10/47 (c)		1,585,000	1,658,703

TOTAL JORDAN			5,451,453

Kuwait - 0.5%
State of Kuwait 3.5% 3/20/27 (c)		3,740,000	3,814,800
Lebanon - 1.7%
Lebanese Republic:
4% 12/31/17		98,500	98,273
5.15% 6/12/18		2,050,000	2,057,392
5.15% 11/12/18		100,000	100,600
5.45% 11/28/19		1,750,000	1,752,030
6% 5/20/19		2,675,000	2,707,929
6.1% 10/4/22		2,135,000	2,109,619
6.375% 3/9/20		1,125,000	1,142,555
6.6% 11/27/26		570,000	549,695
6.65% 2/26/30 (Reg. S)		680,000	636,831
6.85% 3/23/27		1,000,000	973,712

TOTAL LEBANON			12,128,636

Mongolia - 0.1%
Mongolia Government 5.625% 5/1/23 (c)		350,000	350,913
Mongolian People's Republic 8.75% 3/9/24 (c)		450,000	517,025

TOTAL MONGOLIA			867,938

Namibia - 0.1%
Republic of Namibia 5.25% 10/29/25 (c)		400,000	406,320
Nigeria - 0.1%
Republic of Nigeria:
6.375% 7/12/23 (c)		200,000	209,874
7.875% 2/16/32 (c)		400,000	439,392

TOTAL NIGERIA			649,266

Oman - 0.2%
Sultanate of Oman:
4.75% 6/15/26 (c)		400,000	394,480
5.375% 3/8/27 (c)		335,000	343,839
6.5% 3/8/47 (c)		780,000	802,770

TOTAL OMAN			1,541,089

Paraguay - 0.2%
Republic of Paraguay:
4.7% 3/27/27 (c)		800,000	840,000
6.1% 8/11/44 (c)		785,000	896,863

TOTAL PARAGUAY			1,736,863

Qatar - 0.5%
State of Qatar:
2.375% 6/2/21		850,000	831,300
3.25% 6/2/26		450,000	439,650
9.75% 6/15/30 (Reg. S)		1,430,000	2,230,800

TOTAL QATAR			3,501,750

Russia - 0.8%
Ministry of Finance Russian Federation 4.75% 5/27/26 (c)		1,000,000	1,055,560
Russian Federation:
4.25% 6/23/27 (c)		800,000	815,336
5.25% 6/23/47 (c)		3,000,000	3,071,250
5.625% 4/4/42 (c)		600,000	661,752

TOTAL RUSSIA			5,603,898

Rwanda - 0.2%
Rwanda Republic 6.625% 5/2/23 (c)		1,625,000	1,686,055
Saudi Arabia - 0.7%
Saudi Arabia Kingdom of:
3.625% 3/4/28 (c)		2,225,000	2,208,313
4.5% 10/26/46 (c)		2,010,000	2,013,513
4.625% 10/4/47 (c)		1,075,000	1,100,237

TOTAL SAUDI ARABIA			5,322,063

Senegal - 0.2%
Republic of Senegal 6.25% 5/23/33 (c)		1,300,000	1,343,745
Sri Lanka - 0.3%
Democratic Socialist Republic of Sri Lanka:
6.2% 5/11/27 (c)		1,750,000	1,859,809
6.85% 11/3/25 (c)		500,000	554,993

TOTAL SRI LANKA			2,414,802

Suriname - 0.3%
Republic of Suriname 9.25% 10/26/26 (c)		2,350,000	2,546,813
Tajikistan - 0.0%
Tajikistan Republic 7.125% 9/14/27 (c)		275,000	264,413
Turkey - 1.3%
Turkish Republic:
4.875% 10/9/26		400,000	390,613
5.75% 3/22/24		550,000	579,159
5.75% 5/11/47		1,115,000	1,062,595
6% 3/25/27		2,050,000	2,159,060
6.25% 9/26/22		850,000	922,502
6.875% 3/17/36		1,975,000	2,175,107
7.25% 3/5/38		550,000	631,552
7.375% 2/5/25		350,000	401,232
8% 2/14/34		950,000	1,159,846
11.875% 1/15/30		165,000	256,873

TOTAL TURKEY			9,738,539

Ukraine - 1.4%
Ukraine Government:
0% 5/31/40 (c)(e)		430,000	245,196
7.375% 9/25/32 (c)		1,000,000	985,872
7.75% 9/1/20 (c)		1,940,000	2,068,137
7.75% 9/1/21 (c)		1,900,000	2,028,326
7.75% 9/1/22 (c)		2,200,000	2,351,153
7.75% 9/1/24 (c)		500,000	524,098
7.75% 9/1/27 (c)		1,650,000	1,699,629

TOTAL UKRAINE			9,902,411

United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.99% to 1.09% 11/24/17 to 1/25/18 (f)		1,260,000	1,258,271
Uruguay - 0.3%
Uruguay Republic:
7.625% 3/21/36		375,000	529,688
7.875% 1/15/33 pay-in-kind		930,000	1,318,275

TOTAL URUGUAY			1,847,963

Venezuela - 0.2%
Venezuelan Republic:
7% 12/1/18 (Reg. S)		200,000	124,500
7% 3/31/38		650,000	211,250
7.75% 10/13/19 (Reg. S)		300,000	140,250
9% 5/7/23 (Reg. S)		300,000	102,750
9.25% 9/15/27		650,000	238,875
9.25% 5/7/28 (Reg. S)		1,000,000	330,000
12.75% 8/23/22		325,000	143,000

TOTAL VENEZUELA			1,290,625

Zambia - 0.0%
Republic of Zambia 8.97% 7/30/27 (c)		200,000	218,040
TOTAL GOVERNMENT OBLIGATIONS
(Cost $130,853,342)			133,935,553
		Shares	Value

Money Market Funds - 3.2%
Fidelity Cash Central Fund, 1.10% (g)		22,519,273	22,523,777
Fidelity Securities Lending Cash Central Fund 1.11% (g)(h)		530,259	530,312
TOTAL MONEY MARKET FUNDS
(Cost $23,052,369)			23,054,089
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $651,617,499)			733,036,505
NET OTHER ASSETS (LIABILITIES) - (0.5)%			(3,583,275)
NET ASSETS - 100%			$729,453,230

Currency Abbreviations

EGP – Egyptian pound

EUR – European Monetary Unit

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $109,868,455 or 15.1% of net assets.

 (d) Amount is stated in United States dollars unless otherwise noted.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $22,986.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$244,061
Fidelity Securities Lending Cash Central Fund	844
Total	$244,905

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$75,704,394	$74,785,771	$918,623	$--
Consumer Staples	31,662,744	31,662,744	--	--
Energy	34,935,547	29,418,263	5,517,284	--
Financials	121,317,609	93,890,394	27,427,215	--
Health Care	12,540,022	12,540,022	--	--
Industrials	26,688,694	26,166,200	522,494	--
Information Technology	130,653,721	86,654,851	43,998,870	--
Materials	39,772,269	38,229,570	1,542,699	--
Real Estate	13,921,407	13,921,407	--	--
Telecommunication Services	21,805,155	19,957,342	1,847,813	--
Utilities	12,692,269	11,688,136	1,004,133	--
Corporate Bonds	54,353,032	--	54,353,032	--
Government Obligations	133,935,553	--	133,935,553	--
Money Market Funds	23,054,089	23,054,089	--	--
Total Investments in Securities:	$733,036,505	$461,968,789	$271,067,716	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

AAA,AA,A	1.9%
BBB	3.1%
BB	5.5%
B	9.2%
CCC,CC,C	4.1%
Not Rated	1.8%
Equities	71.5%
Short-Term Investments and Net Other Assets	2.9%
100%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $537,513) — See accompanying schedule: Unaffiliated issuers (cost $628,565,130)	$709,982,416
Fidelity Central Funds (cost $23,052,369)	23,054,089
Total Investment in Securities (cost $651,617,499)		$733,036,505
Cash		113,914
Foreign currency held at value (cost $3,570,444)		3,570,533
Receivable for investments sold		2,599,057
Receivable for fund shares sold		1,390,868
Dividends receivable		240,266
Interest receivable		3,247,865
Distributions receivable from Fidelity Central Funds		27,038
Receivable for daily variation margin on futures contracts		2,451
Prepaid expenses		1,338
Other receivables		58,074
Total assets		744,287,909
Liabilities
Payable for investments purchased	$12,215,399
Payable for fund shares redeemed	592,970
Accrued management fee	473,747
Distribution and service plan fees payable	40,200
Other affiliated payables	143,675
Other payables and accrued expenses	838,363
Collateral on securities loaned	530,325
Total liabilities		14,834,679
Net Assets		$729,453,230
Net Assets consist of:
Paid in capital		$633,979,823
Undistributed net investment income		8,176,283
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,528,325
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		80,768,799
Net Assets		$729,453,230
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($42,213,197 ÷ 3,113,526 shares)		$13.56
Maximum offering price per share (100/94.25 of $13.56)		$14.39
Class M:
Net Asset Value and redemption price per share ($8,751,133 ÷ 645,717 shares)		$13.55
Maximum offering price per share (100/96.50 of $13.55)		$14.04
Class C:
Net Asset Value and offering price per share ($34,869,073 ÷ 2,593,161 shares)(a)		$13.45
Total Emerging Markets:
Net Asset Value, offering price and redemption price per share ($272,002,329 ÷ 20,025,803 shares)		$13.58
Class I:
Net Asset Value, offering price and redemption price per share ($371,617,498 ÷ 27,372,128 shares)		$13.58

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$6,855,253
Interest		8,087,674
Income from Fidelity Central Funds		244,905
Income before foreign taxes withheld		15,187,832
Less foreign taxes withheld		(730,979)
Total income		14,456,853
Expenses
Management fee	$3,323,128
Transfer agent fees	918,799
Distribution and service plan fees	296,574
Accounting and security lending fees	210,959
Custodian fees and expenses	452,198
Independent trustees' fees and expenses	1,431
Registration fees	142,124
Audit	114,128
Legal	1,055
Miscellaneous	2,176
Total expenses before reductions	5,462,572
Expense reductions	(57,073)	5,405,499
Net investment income (loss)		9,051,354
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $73,623)	7,876,815
Fidelity Central Funds	(456)
Foreign currency transactions	(25,456)
Futures contracts	2,923,167
Total net realized gain (loss)		10,774,070
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $590,231)	71,407,533
Fidelity Central Funds	(994)
Assets and liabilities in foreign currencies	6,395
Futures contracts	(14,320)
Total change in net unrealized appreciation (depreciation)		71,398,614
Net gain (loss)		82,172,684
Net increase (decrease) in net assets resulting from operations		$91,224,038

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,051,354	$2,170,894
Net realized gain (loss)	10,774,070	(1,751,096)
Change in net unrealized appreciation (depreciation)	71,398,614	9,508,420
Net increase (decrease) in net assets resulting from operations	91,224,038	9,928,218
Distributions to shareholders from net investment income	(1,957,793)	(1,715,467)
Distributions to shareholders from net realized gain	(138,064)	–
Total distributions	(2,095,857)	(1,715,467)
Share transactions - net increase (decrease)	485,742,909	80,624,262
Redemption fees	215,914	36,372
Total increase (decrease) in net assets	575,087,004	88,873,385
Net Assets
Beginning of period	154,366,226	65,492,841
End of period	$729,453,230	$154,366,226
Other Information
Undistributed net investment income end of period	$8,176,283	$1,743,575

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total Emerging Markets Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.33	$10.35	$11.56	$11.37	$10.86
Income from Investment Operations
Net investment income (loss)A	.24	.26	.28	.18	.18
Net realized and unrealized gain (loss)	2.11	.96	(1.30)	.19	.48
Total from investment operations	2.35	1.22	(1.02)	.37	.66
Distributions from net investment income	(.12)	(.24)	(.17)	(.18)	(.15)
Distributions from net realized gain	(.01)	–	(.02)	–	(.01)
Total distributions	(.13)	(.24)	(.19)	(.18)	(.16)
Redemption fees added to paid in capitalA	.01	–B	–B	–B	.01
Net asset value, end of period	$13.56	$11.33	$10.35	$11.56	$11.37
Total ReturnC,D	21.13%	12.13%	(8.92)%	3.30%	6.23%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.47%	1.87%	1.93%	1.98%	1.89%
Expenses net of fee waivers, if any	1.47%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.46%	1.64%	1.64%	1.65%	1.62%
Net investment income (loss)	1.97%	2.47%	2.58%	1.61%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$42,213	$15,206	$10,164	$13,627	$18,837
Portfolio turnover rateG	59%	57%	80%	102%	120%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.33	$10.33	$11.54	$11.34	$10.84
Income from Investment Operations
Net investment income (loss)A	.20	.23	.25	.15	.15
Net realized and unrealized gain (loss)	2.11	.97	(1.30)	.19	.48
Total from investment operations	2.31	1.20	(1.05)	.34	.63
Distributions from net investment income	(.09)	(.20)	(.14)	(.14)	(.12)
Distributions from net realized gain	(.01)	–	(.02)	–	(.01)
Total distributions	(.10)	(.20)	(.16)	(.14)	(.14)B
Redemption fees added to paid in capitalA	.01	–C	–C	–C	.01
Net asset value, end of period	$13.55	$11.33	$10.33	$11.54	$11.34
Total ReturnD,E	20.66%	11.92%	(9.18)%	3.04%	5.93%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.82%	2.22%	2.27%	2.32%	2.13%
Expenses net of fee waivers, if any	1.82%	1.90%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.81%	1.90%	1.89%	1.90%	1.88%
Net investment income (loss)	1.62%	2.22%	2.33%	1.36%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$8,751	$3,019	$3,331	$5,277	$5,967
Portfolio turnover rateH	59%	57%	80%	102%	120%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.14 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $.014 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.25	$10.25	$11.47	$11.29	$10.80
Income from Investment Operations
Net investment income (loss)A	.15	.18	.20	.10	.09
Net realized and unrealized gain (loss)	2.11	.97	(1.30)	.19	.47
Total from investment operations	2.26	1.15	(1.10)	.29	.56
Distributions from net investment income	(.06)	(.15)	(.10)	(.11)	(.07)
Distributions from net realized gain	(.01)	–	(.02)	–	(.01)
Total distributions	(.07)	(.15)	(.12)	(.11)	(.08)
Redemption fees added to paid in capitalA	.01	–B	–B	–B	.01
Net asset value, end of period	$13.45	$11.25	$10.25	$11.47	$11.29
Total ReturnC,D	20.29%	11.36%	(9.68)%	2.56%	5.31%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.21%	2.62%	2.68%	2.72%	2.65%
Expenses net of fee waivers, if any	2.21%	2.40%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.20%	2.39%	2.39%	2.40%	2.37%
Net investment income (loss)	1.23%	1.72%	1.83%	.86%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$34,869	$10,710	$7,736	$10,104	$7,436
Portfolio turnover rateG	59%	57%	80%	102%	120%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.34	$10.38	$11.60	$11.40	$10.89
Income from Investment Operations
Net investment income (loss)A	.27	.28	.31	.21	.21
Net realized and unrealized gain (loss)	2.10	.97	(1.31)	.19	.47
Total from investment operations	2.37	1.25	(1.00)	.40	.68
Distributions from net investment income	(.14)	(.29)	(.20)	(.20)	(.17)
Distributions from net realized gain	(.01)	–	(.02)	–	(.01)
Total distributions	(.14)B	(.29)	(.22)	(.20)	(.18)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	.01
Net asset value, end of period	$13.58	$11.34	$10.38	$11.60	$11.40
Total ReturnD	21.37%	12.44%	(8.74)%	3.56%	6.44%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.26%	1.62%	1.72%	1.73%	1.56%
Expenses net of fee waivers, if any	1.26%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.24%	1.39%	1.39%	1.40%	1.38%
Net investment income (loss)	2.18%	2.72%	2.83%	1.86%	1.85%
Supplemental Data
Net assets, end of period (000 omitted)	$272,002	$104,332	$37,918	$45,763	$49,959
Portfolio turnover rateG	59%	57%	80%	102%	120%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.14 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.009 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.33	$10.37	$11.59	$11.40	$10.89
Income from Investment Operations
Net investment income (loss)A	.28	.29	.31	.21	.20
Net realized and unrealized gain (loss)	2.11	.96	(1.31)	.18	.48
Total from investment operations	2.39	1.25	(1.00)	.39	.68
Distributions from net investment income	(.14)	(.29)	(.20)	(.20)	(.17)
Distributions from net realized gain	(.01)	–	(.02)	–	(.01)
Total distributions	(.15)	(.29)	(.22)	(.20)	(.18)
Redemption fees added to paid in capitalA	.01	–B	–B	–B	.01
Net asset value, end of period	$13.58	$11.33	$10.37	$11.59	$11.40
Total ReturnC	21.51%	12.48%	(8.74)%	3.51%	6.44%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.19%	1.54%	1.58%	1.71%	1.63%
Expenses net of fee waivers, if any	1.19%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.17%	1.39%	1.39%	1.40%	1.37%
Net investment income (loss)	2.25%	2.72%	2.83%	1.86%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$371,617	$21,099	$6,343	$4,773	$5,354
Portfolio turnover rateF	59%	57%	80%	102%	120%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Total Emerging Markets and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures contracts, certain foreign taxes, market discount, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$91,467,171
Gross unrealized depreciation	(13,204,240)
Net unrealized appreciation (depreciation)	$78,262,931
Tax Cost	$654,773,574

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,651,307
Undistributed long-term capital gain	$4,214,487
Net unrealized appreciation (depreciation) on securities and other investments	$78,261,164

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$2,095,857	$ 1,715,467

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $708,020,325 and $220,828,305, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .79% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$67,523	$4,812
Class M	.25%	.25%	23,450	–
Class C	.75%	.25%	205,601	104,911
			$296,574	$109,723

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$38,049
Class M	4,735
Class C(a)	6,809
$49,593

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$58,594.22
Class M	14,868.32
Class C	43,747.21
Total Emerging Markets	476,257.25
Class I	325,333.18
	$918,799

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,114 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,127 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $844. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $51,538 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,047.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,488.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$195,255	$214,855
Class M	23,027	63,597
Class C	57,828	107,081
Total Emerging Markets	1,274,142	1,155,874
Class I	407,541	174,060
Total	$1,957,793	$1,715,467
From net realized gain
Class A	$14,644	$–
Class M	2,410	–
Class C	9,294	–
Total Emerging Markets	84,943	–
Class I	26,773	–
Total	$138,064	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	3,615,728	982,236	$43,198,307	$10,454,988
Reinvestment of distributions	19,523	21,375	207,918	212,465
Shares redeemed	(1,863,978)	(643,855)	(21,909,724)	(6,609,703)
Net increase (decrease)	1,771,273	359,756	$21,496,501	$4,057,750
Class M
Shares sold	451,431	99,943	$5,673,545	$1,053,182
Reinvestment of distributions	2,361	6,356	25,216	63,302
Shares redeemed	(74,567)	(162,291)	(886,466)	(1,643,320)
Net increase (decrease)	379,225	(55,992)	$4,812,295	$(526,836)
Class C
Shares sold	1,907,365	381,071	$23,252,010	$4,073,862
Reinvestment of distributions	6,299	10,753	66,954	106,882
Shares redeemed	(272,258)	(194,422)	(3,283,907)	(1,922,472)
Net increase (decrease)	1,641,406	197,402	$20,035,057	$2,258,272
Total Emerging Markets
Shares sold	17,602,916	7,221,843	$212,356,677	$77,958,709
Reinvestment of distributions	124,771	112,410	1,328,813	1,116,229
Shares redeemed	(6,900,916)	(1,787,997)	(84,713,141)	(18,222,997)
Net increase (decrease)	10,826,771	5,546,256	$128,972,349	$60,851,941
Class I
Shares sold	29,232,950	1,936,878	$357,207,778	$21,178,679
Reinvestment of distributions	38,174	14,612	405,784	144,954
Shares redeemed	(3,761,001)	(700,942)	(47,186,855)	(7,340,498)
Net increase (decrease)	25,510,123	1,250,548	$310,426,707	$13,983,135

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Total Emerging Markets Fund and Fidelity Emerging Markets Discovery Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Total Emerging Markets Fund and Fidelity Emerging Markets Discovery Fund (each a fund of Fidelity Investment Trust) (the"Funds") as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Fidelity Emerging Markets Discovery Fund
Class A	1.63%
Actual		$1,000.00	$1,123.30	$8.72
Hypothetical-C		$1,000.00	$1,016.99	$8.29
Class M	1.93%
Actual		$1,000.00	$1,122.50	$10.33
Hypothetical-C		$1,000.00	$1,015.48	$9.80
Class C	2.41%
Actual		$1,000.00	$1,119.30	$12.87
Hypothetical-C		$1,000.00	$1,013.06	$12.23
Emerging Markets Discovery	1.34%
Actual		$1,000.00	$1,125.00	$7.18
Hypothetical-C		$1,000.00	$1,018.45	$6.82
Class I	1.33%
Actual		$1,000.00	$1,124.70	$7.12
Hypothetical-C		$1,000.00	$1,018.50	$6.77
Fidelity Total Emerging Markets Fund
Class A	1.41%
Actual		$1,000.00	$1,120.70	$7.54
Hypothetical-C		$1,000.00	$1,018.10	$7.17
Class M	1.80%
Actual		$1,000.00	$1,118.00	$9.61
Hypothetical-C		$1,000.00	$1,016.13	$9.15
Class C	2.18%
Actual		$1,000.00	$1,117.10	$11.63
Hypothetical-C		$1,000.00	$1,014.22	$11.07
Total Emerging Markets	1.20%
Actual		$1,000.00	$1,121.40	$6.42
Hypothetical-C		$1,000.00	$1,019.16	$6.11
Class I	1.19%
Actual		$1,000.00	$1,122.30	$6.37
Hypothetical-C		$1,000.00	$1,019.21	$6.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Emerging Markets Discovery Fund
Class A	12/18/17	12/15/17	$0.082	$0.230
Class M	12/18/17	12/15/17	$0.044	$0.230
Class C	12/18/17	12/15/17	$0.020	$0.230
Emerging Markets Discovery	12/18/17	12/15/17	$0.114	$0.230
Class I	12/18/17	12/15/17	$0.116	$0.230
Fidelity Total Emerging Markets Fund
Class A	12/18/17	12/15/17	$0.157	$0.185
Class M	12/18/17	12/15/17	$0.130	$0.185
Class C	12/18/17	12/15/17	$0.093	$0.185
Total Emerging Markets	12/18/17	12/15/17	$0.174	$0.185
Class I	12/18/17	12/15/17	$0.185	$0.185

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Emerging Markets Discovery Fund	$2,579,433.00
Fidelity Total Emerging Markets Fund	$4,214,487.00

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail Class	Class I
Fidelity Emerging Markets Discovery Fund
December 16, 2016	68%	79%	100%	58%	55%
December 27, 2016	100%	100%	100%	100%	100%
Fidelity Total Emerging Markets Fund
December 16, 2016	54%	72%	100%	49%	48%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Discovery Fund
Class A	12/19/16	$0.1459	$0.0219
Class A	12/28/16	$0.0050	$0.0000
Class M	12/19/16	$0.1249	$0.0219
Class M	12/28/16	$0.0050	$0.0000
Class C	12/19/16	$0.0819	$0.0219
Class C	12/28/16	$0.0050	$0.0000
Emerging Markets Discovery	12/19/16	$0.1719	$0.0219
Emerging Markets Discovery	12/28/16	$0.0050	$0.0000
Class I	12/19/16	$0.1819	$0.0219
Class I	12/28/16	$0.0050	$0.0000
Fidelity Total Emerging Markets Fund
Class A	12/19/16	$0.1369	$0.0079
Class M	12/19/16	$0.1029	$0.0079
Class C	12/19/16	$0.0729	$0.0079
Total Emerging Markets	12/19/16	$0.1519	$0.0079
Class I	12/19/16	$0.1539	$0.0079

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund
Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for each fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for Fidelity Emerging Markets Discovery Fund in June 2014 and for Fidelity Total Emerging Markets Fund in September 2014, October 2015, and January 2017.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and, in the case of Fidelity Emerging Markets Discovery Fund, peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. For Fidelity Total Emerging Markets Fund, a peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Emerging Markets Discovery Fund

Fidelity Total Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Fidelity Emerging Markets Discovery Fund

Fidelity Emerging Markets Discovery Fund

Fidelity Total Emerging Markets Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expense ratio of each class of Fidelity Emerging Markets Discovery Fund ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class was above the competitive median because of relatively higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class M (formerly Class T) was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes.

The Board noted that the total expense ratio of the retail class of Fidelity Total Emerging Markets Fund ranked below the competitive median for 2016 and the total expense ratio of each of Class A, Class M, Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class A, Class M, Class C, and Class I was above the competitive median because of relatively higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class M was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and the retail class of Fidelity Emerging Markets Discovery Fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.70%, 1.95%, 2.45%, 1.45%, and 1.45% through December 31, 2017.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and the retail class of Fidelity Total Emerging Markets Fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, and 1.40% through December 31, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

EMD-TEK-ANN-1217
1.931237.105

Fidelity® International Value Fund Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Value Fund	19.83%	7.10%	(0.54)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Value Fund, a class of the fund, on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Period Ending Values
$9,476	Fidelity® International Value Fund
$10,380	MSCI EAFE Value Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Alexander Zavratsky:  For the fiscal year, the fund’s share class (excluding sales charges, if applicable) gained about 18% to 20%, trailing the 23.50% return of the benchmark MSCI EAFE Value Index. Versus the benchmark, the biggest detractors included choices in the U.K. and non-benchmark exposure to the United States. Among individual stocks, untimely positioning in Royal Dutch Shell hurt most. Shares of the Anglo-Dutch multinational oil and gas giant recovered in the second half of the period on positive financial results and an uptick in oil prices, but we missed out because I eliminated our stake in May. Avoiding German financial services company and benchmark stock Allianz also hurt relative results. Its shares benefited from the firm’s stock buyback program. Elsewhere, it hurt to own U.K. cigarette maker Imperial Brands – a stock that was removed from the benchmark in December 2016. Shares of Imperial Brands fell along with the broader tobacco industry. Conversely, the biggest relative contributor was a non-benchmark stake in French software & services firm Atos. Shares of Atos benefited from the firm’s increasing growth and merger-and-acquisition activity. Lastly, it helped to establish a non-benchmark position this period in Recruit Holdings, a Japan-based staffing agency. Recruit's stock was helped by a tightening labor market in Japan.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	22.0%
United Kingdom	15.7%
France	14.4%
Switzerland	9.3%
Germany	7.8%
Spain	4.6%
Sweden	4.5%
United States of America*	3.8%
Australia	3.8%
Other	14.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of April 30, 2017
Japan	22.6%
United Kingdom	17.2%
France	15.3%
Germany	7.4%
Switzerland	7.0%
Australia	5.7%
Spain	4.2%
United States of America*	4.1%
Netherlands	3.8%
Other	12.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.8	98.9
Short-Term Investments and Net Other Assets (Liabilities)	1.2	1.1

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	3.2	3.0
Novartis AG (Switzerland, Pharmaceuticals)	3.0	1.2
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.7	1.9
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.2	2.5
Banco Santander SA (Spain) (Spain, Banks)	2.1	1.4
Toyota Motor Corp. (Japan, Automobiles)	2.1	2.2
BASF AG (Germany, Chemicals)	1.9	1.7
Australia & New Zealand Banking Group Ltd. (Australia, Banks)	1.9	1.7
Nestle SA (Reg. S) (Switzerland, Food Products)	1.6	0.6
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.6	1.4
	22.3

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.9	36.5
Industrials	12.2	13.4
Health Care	11.4	9.6
Energy	9.0	7.4
Materials	7.9	7.7
Consumer Discretionary	6.3	8.5
Information Technology	6.1	5.2
Consumer Staples	5.3	4.8
Telecommunication Services	2.8	3.4
Real Estate	1.0	0.6

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Australia - 3.8%
Australia & New Zealand Banking Group Ltd.	314,052	$7,191,562
Insurance Australia Group Ltd.	413,965	2,078,392
Macquarie Group Ltd.	50,807	3,824,353
Magellan Financial Group Ltd.	68,954	1,280,824

TOTAL AUSTRALIA		14,375,131

Austria - 0.8%
Erste Group Bank AG	71,700	3,081,043
Bailiwick of Jersey - 0.9%
Shire PLC	27,700	1,364,380
Wolseley PLC	31,628	2,211,654

TOTAL BAILIWICK OF JERSEY		3,576,034

Belgium - 1.5%
KBC Groep NV	68,291	5,672,623
Canada - 0.4%
Potash Corp. of Saskatchewan, Inc.	85,600	1,666,085
Finland - 1.1%
Sampo Oyj (A Shares)	79,334	4,156,701
France - 14.4%
Atos Origin SA	31,108	4,833,903
AXA SA	198,521	5,993,037
Bouygues SA	44,720	2,146,976
Capgemini SA	28,993	3,524,160
Compagnie de St. Gobain	39,700	2,328,875
Natixis SA	301,500	2,364,294
Sanofi SA	45,359	4,294,892
Societe Generale Series A	101,600	5,654,500
SR Teleperformance SA	20,600	3,009,087
Total SA	223,894	12,479,434
VINCI SA (a)	53,300	5,218,371
Vivendi SA	136,492	3,390,519

TOTAL FRANCE		55,238,048

Germany - 7.8%
BASF AG	66,485	7,250,406
Brenntag AG	30,700	1,738,516
Deutsche Post AG	65,710	3,009,643
Deutsche Telekom AG	201,100	3,641,384
Fresenius SE & Co. KGaA	22,800	1,904,516
HeidelbergCement Finance AG	26,100	2,659,314
Linde AG (b)	13,300	2,865,339
SAP SE	27,883	3,185,985
Vonovia SE	85,465	3,759,155

TOTAL GERMANY		30,014,258

Hong Kong - 0.3%
AIA Group Ltd.	143,600	1,080,488
Indonesia - 0.7%
PT Bank Rakyat Indonesia Tbk	2,171,600	2,497,840
Ireland - 1.3%
Allergan PLC	7,680	1,361,126
CRH PLC	67,571	2,542,829
Medtronic PLC	14,600	1,175,592

TOTAL IRELAND		5,079,547

Israel - 0.1%
Teva Pharmaceutical Industries Ltd. sponsored ADR	29,199	402,946
Italy - 1.3%
Intesa Sanpaolo SpA	1,433,400	4,818,958
Japan - 22.0%
AEON Financial Service Co. Ltd.	72,600	1,559,193
East Japan Railway Co.	22,000	2,133,552
Fujitsu Ltd.	169,000	1,316,932
Hoya Corp.	60,100	3,265,278
Itochu Corp.	259,800	4,550,824
Japan Tobacco, Inc.	87,100	2,883,028
Kao Corp.	36,400	2,199,839
KDDI Corp.	138,200	3,682,013
Makita Corp.	62,700	2,627,672
Mitsubishi UFJ Financial Group, Inc.	1,250,400	8,481,644
Nintendo Co. Ltd.	6,100	2,366,567
Nippon Telegraph & Telephone Corp.	68,400	3,306,971
Nomura Holdings, Inc.	356,100	2,037,879
OBIC Co. Ltd.	39,500	2,614,551
Olympus Corp.	56,600	2,106,351
Oracle Corp. Japan	22,500	1,903,849
ORIX Corp.	246,500	4,238,226
Panasonic Corp.	185,300	2,797,912
Recruit Holdings Co. Ltd.	109,800	2,692,038
Seven & i Holdings Co. Ltd.	55,500	2,236,898
Shin-Etsu Chemical Co. Ltd.	35,500	3,743,874
Shinsei Bank Ltd.	114,800	1,937,338
Sony Corp.	61,100	2,556,100
Sony Financial Holdings, Inc.	126,200	2,096,621
Subaru Corp.	46,700	1,613,444
Taiheiyo Cement Corp.	49,900	1,994,453
Tokio Marine Holdings, Inc.	76,100	3,280,460
Toyota Motor Corp.	127,600	7,914,528

TOTAL JAPAN		84,138,035

Netherlands - 3.6%
ING Groep NV (Certificaten Van Aandelen)	316,390	5,846,725
Koninklijke Philips Electronics NV	60,400	2,461,478
RELX NV	155,456	3,511,198
Wolters Kluwer NV	41,955	2,056,504

TOTAL NETHERLANDS		13,875,905

Norway - 1.5%
Statoil ASA (a)	278,796	5,664,444
Portugal - 0.6%
Galp Energia SGPS SA Class B	124,067	2,306,530
Spain - 4.1%
Banco Santander SA (Spain)	1,208,830	8,195,040
Banco Santander SA (Spain) rights 11/1/17 (b)	1,149,030	54,876
CaixaBank SA	607,297	2,842,373
Iberdrola SA	426,962	3,450,591
Unicaja Banco SA	743,300	1,082,291

TOTAL SPAIN		15,625,171

Sweden - 4.5%
Alfa Laval AB	114,400	2,898,382
Investor AB (B Shares)	78,042	3,867,771
Nordea Bank AB	478,000	5,778,264
Swedbank AB (A Shares)	156,442	3,883,183
Telefonaktiebolaget LM Ericsson (B Shares)	155,300	977,315

TOTAL SWEDEN		17,404,915

Switzerland - 9.3%
Credit Suisse Group AG	285,372	4,497,131
Lafargeholcim Ltd. (Reg.)	39,930	2,255,356
Nestle SA (Reg. S)	74,857	6,298,358
Novartis AG	136,938	11,294,550
UBS Group AG	339,158	5,769,078
Zurich Insurance Group AG	17,430	5,319,937

TOTAL SWITZERLAND		35,434,410

United Kingdom - 15.7%
AstraZeneca PLC (United Kingdom)	92,000	6,224,809
Aviva PLC	494,942	3,319,654
BAE Systems PLC	397,078	3,127,918
BHP Billiton PLC	289,005	5,232,623
BP PLC	1,525,547	10,347,267
British American Tobacco PLC (United Kingdom)	41,417	2,675,945
Bunzl PLC	104,556	3,256,409
Compass Group PLC	145,591	3,196,351
GlaxoSmithKline PLC	255,788	4,590,716
HSBC Holdings PLC sponsored ADR	77,933	3,800,792
Imperial Tobacco Group PLC	47,698	1,945,165
Informa PLC	289,422	2,679,239
Micro Focus International PLC	82,904	2,912,382
Standard Chartered PLC (United Kingdom) (b)	371,353	3,701,067
Standard Life PLC	571,609	3,262,966

TOTAL UNITED KINGDOM		60,273,303

United States of America - 2.6%
Amgen, Inc.	11,100	1,944,942
ConocoPhillips Co.	73,900	3,779,985
Edgewell Personal Care Co. (b)	12,500	811,625
Molson Coors Brewing Co. Class B	12,800	1,035,136
S&P Global, Inc.	14,400	2,253,168

TOTAL UNITED STATES OF AMERICA		9,824,856

TOTAL COMMON STOCKS
(Cost $341,482,659)		376,207,271

Nonconvertible Preferred Stocks - 0.5%
Spain - 0.5%
Grifols SA Class B
(Cost $1,380,896)	85,300	2,003,504

Money Market Funds - 3.3%
Fidelity Cash Central Fund, 1.10% (c)	1,400,762	1,401,042
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	11,056,381	11,057,487
TOTAL MONEY MARKET FUNDS
(Cost $12,458,542)		12,458,529
TOTAL INVESTMENT IN SECURITIES - 102.1%
(Cost $355,322,097)		390,669,304
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(7,874,656)
NET ASSETS - 100%		$382,794,648

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,718
Fidelity Securities Lending Cash Central Fund	181,569
Total	$196,287

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$24,148,093	$9,266,109	$14,881,984	$--
Consumer Staples	20,085,994	3,791,926	16,294,068	--
Energy	34,577,660	6,086,515	28,491,145	--
Financials	136,800,292	78,163,540	58,636,752	--
Health Care	44,395,080	6,789,122	37,605,958	--
Industrials	46,517,619	31,385,615	15,132,004	--
Information Technology	23,635,644	11,270,445	12,365,199	--
Materials	30,210,279	16,696,500	13,513,779	--
Real Estate	3,759,155	3,759,155	--	--
Telecommunication Services	10,630,368	--	10,630,368	--
Utilities	3,450,591	3,450,591	--	--
Money Market Funds	12,458,529	12,458,529	--	--
Total Investments in Securities:	$390,669,304	$183,118,047	$207,551,257	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$32,292,093
Level 2 to Level 1	$19,946,287

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $10,454,924) — See accompanying schedule: Unaffiliated issuers (cost $342,863,555)	$378,210,775
Fidelity Central Funds (cost $12,458,542)	12,458,529
Total Investment in Securities (cost $355,322,097)		$390,669,304
Receivable for investments sold		193,793
Receivable for fund shares sold		2,280,747
Dividends receivable		1,382,794
Distributions receivable from Fidelity Central Funds		10,006
Prepaid expenses		830
Other receivables		13,548
Total assets		394,551,022
Liabilities
Payable for investments purchased	$215,133
Payable for fund shares redeemed	130,405
Accrued management fee	212,299
Distribution and service plan fees payable	7,567
Other affiliated payables	67,044
Other payables and accrued expenses	66,426
Collateral on securities loaned	11,057,500
Total liabilities		11,756,374
Net Assets		$382,794,648
Net Assets consist of:
Paid in capital		$381,672,420
Undistributed net investment income		7,489,052
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(41,701,871)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		35,335,047
Net Assets		$382,794,648
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($8,150,574 ÷ 897,547 shares)		$9.08
Maximum offering price per share (100/94.25 of $9.08)		$9.63
Class M:
Net Asset Value and redemption price per share ($4,180,900 ÷ 461,364 shares)		$9.06
Maximum offering price per share (100/96.50 of $9.06)		$9.39
Class C:
Net Asset Value and offering price per share ($5,170,880 ÷ 572,193 shares)(a)		$9.04
International Value:
Net Asset Value, offering price and redemption price per share ($359,769,575 ÷ 39,573,666 shares)		$9.09
Class I:
Net Asset Value, offering price and redemption price per share ($5,522,719 ÷ 606,939 shares)		$9.10

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$12,349,696
Income from Fidelity Central Funds		196,287
Income before foreign taxes withheld		12,545,983
Less foreign taxes withheld		(951,887)
Total income		11,594,096
Expenses
Management fee
Basic fee	$2,421,290
Performance adjustment	1,657
Transfer agent fees	582,522
Distribution and service plan fees	82,932
Accounting and security lending fees	181,588
Custodian fees and expenses	82,572
Independent trustees' fees and expenses	1,365
Registration fees	75,068
Audit	65,969
Legal	3,656
Miscellaneous	2,626
Total expenses before reductions	3,501,245
Expense reductions	(37,945)	3,463,300
Net investment income (loss)		8,130,796
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	565,454
Fidelity Central Funds	(1,737)
Foreign currency transactions	(45,599)
Total net realized gain (loss)		518,118
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	54,024,866
Fidelity Central Funds	(13)
Assets and liabilities in foreign currencies	32,843
Total change in net unrealized appreciation (depreciation)		54,057,696
Net gain (loss)		54,575,814
Net increase (decrease) in net assets resulting from operations		$62,706,610

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,130,796	$7,988,662
Net realized gain (loss)	518,118	(3,305,724)
Change in net unrealized appreciation (depreciation)	54,057,696	(18,037,363)
Net increase (decrease) in net assets resulting from operations	62,706,610	(13,354,425)
Distributions to shareholders from net investment income	(8,124,122)	(4,084,383)
Distributions to shareholders from net realized gain	(457,331)	–
Total distributions	(8,581,453)	(4,084,383)
Share transactions - net increase (decrease)	1,925,222	56,799,318
Redemption fees	1,612	637
Total increase (decrease) in net assets	56,051,991	39,361,147
Net Assets
Beginning of period	326,742,657	287,381,510
End of period	$382,794,648	$326,742,657
Other Information
Undistributed net investment income end of period	$7,489,052	$7,482,378

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Value Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.78	$8.27	$8.62	$8.96	$7.39
Income from Investment Operations
Net investment income (loss)A	.17	.17	.13	.31B	.17
Net realized and unrealized gain (loss)	1.31	(.57)	(.20)	(.47)	1.64
Total from investment operations	1.48	(.40)	(.07)	(.16)	1.81
Distributions from net investment income	(.17)	(.09)	(.28)	(.17)	(.20)
Distributions from net realized gain	(.01)	–	–	(.01)	(.04)
Total distributions	(.18)	(.09)	(.28)	(.18)	(.24)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$9.08	$7.78	$8.27	$8.62	$8.96
Total ReturnD,E	19.36%	(4.91)%	(.81)%	(1.76)%	25.24%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.33%	1.40%	1.37%	1.32%	1.39%
Expenses net of fee waivers, if any	1.33%	1.40%	1.37%	1.32%	1.39%
Expenses net of all reductions	1.32%	1.39%	1.36%	1.32%	1.36%
Net investment income (loss)	2.01%	2.19%	1.58%	3.44%B	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$8,151	$7,717	$8,956	$6,296	$6,191
Portfolio turnover rateH	50%	47%	44%	69%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.90%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.76	$8.25	$8.60	$8.94	$7.38
Income from Investment Operations
Net investment income (loss)A	.14	.15	.11	.28B	.15
Net realized and unrealized gain (loss)	1.31	(.58)	(.20)	(.46)	1.64
Total from investment operations	1.45	(.43)	(.09)	(.18)	1.79
Distributions from net investment income	(.14)	(.06)	(.26)	(.15)	(.19)
Distributions from net realized gain	(.01)	–	–	(.01)	(.04)
Total distributions	(.15)	(.06)	(.26)	(.16)	(.23)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$9.06	$7.76	$8.25	$8.60	$8.94
Total ReturnD,E	19.04%	(5.24)%	(1.09)%	(1.99)%	24.86%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.64%	1.70%	1.66%	1.59%	1.66%
Expenses net of fee waivers, if any	1.64%	1.70%	1.66%	1.59%	1.65%
Expenses net of all reductions	1.63%	1.69%	1.65%	1.59%	1.63%
Net investment income (loss)	1.70%	1.89%	1.29%	3.17%B	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$4,181	$3,703	$4,086	$3,604	$3,758
Portfolio turnover rateH	50%	47%	44%	69%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.64%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.75	$8.23	$8.59	$8.93	$7.38
Income from Investment Operations
Net investment income (loss)A	.10	.11	.07	.24B	.11
Net realized and unrealized gain (loss)	1.31	(.57)	(.20)	(.45)	1.63
Total from investment operations	1.41	(.46)	(.13)	(.21)	1.74
Distributions from net investment income	(.11)	(.02)	(.23)	(.11)	(.15)
Distributions from net realized gain	(.01)	–	–	(.01)	(.04)
Total distributions	(.12)	(.02)	(.23)	(.13)C	(.19)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$9.04	$7.75	$8.23	$8.59	$8.93
Total ReturnE,F	18.41%	(5.61)%	(1.58)%	(2.43)%	24.17%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.12%	2.17%	2.15%	2.07%	2.14%
Expenses net of fee waivers, if any	2.12%	2.17%	2.14%	2.07%	2.14%
Expenses net of all reductions	2.11%	2.17%	2.14%	2.07%	2.11%
Net investment income (loss)	1.22%	1.42%	.81%	2.69%B	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$5,171	$4,168	$4,502	$3,647	$3,231
Portfolio turnover rateI	50%	47%	44%	69%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 C Total distributions of $.13 per share is comprised of distributions from net investment income of $.111 and distributions from net realized gain of $.014 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.79	$8.29	$8.64	$8.97	$7.40
Income from Investment Operations
Net investment income (loss)A	.20	.20	.16	.34B	.19
Net realized and unrealized gain (loss)	1.31	(.58)	(.19)	(.46)	1.65
Total from investment operations	1.51	(.38)	(.03)	(.12)	1.84
Distributions from net investment income	(.20)	(.12)	(.32)	(.20)	(.22)
Distributions from net realized gain	(.01)	–	–	(.01)	(.04)
Total distributions	(.21)	(.12)	(.32)	(.21)	(.27)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$9.09	$7.79	$8.29	$8.64	$8.97
Total ReturnE	19.83%	(4.69)%	(.41)%	(1.34)%	25.57%
Ratios to Average Net AssetsF,G
Expenses before reductions	.97%	1.03%	1.02%	.96%	1.05%
Expenses net of fee waivers, if any	.97%	1.03%	1.02%	.96%	1.05%
Expenses net of all reductions	.96%	1.03%	1.01%	.95%	1.02%
Net investment income (loss)	2.36%	2.56%	1.93%	3.80%B	2.41%
Supplemental Data
Net assets, end of period (000 omitted)	$359,770	$309,199	$267,567	$192,789	$181,568
Portfolio turnover rateH	50%	47%	44%	69%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.27%.

 C Total distributions of $.27 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.042 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.80	$8.29	$8.65	$8.98	$7.41
Income from Investment Operations
Net investment income (loss)A	.19	.19	.15	.33B	.19
Net realized and unrealized gain (loss)	1.31	(.58)	(.19)	(.45)	1.65
Total from investment operations	1.50	(.39)	(.04)	(.12)	1.84
Distributions from net investment income	(.19)	(.10)	(.32)	(.19)	(.23)
Distributions from net realized gain	(.01)	–	–	(.01)	(.04)
Total distributions	(.20)	(.10)	(.32)	(.21)C	(.27)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$9.10	$7.80	$8.29	$8.65	$8.98
Total ReturnE	19.68%	(4.81)%	(.53)%	(1.41)%	25.64%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.10%	1.17%	1.14%	1.05%	1.07%
Expenses net of fee waivers, if any	1.10%	1.17%	1.14%	1.05%	1.07%
Expenses net of all reductions	1.09%	1.16%	1.13%	1.04%	1.04%
Net investment income (loss)	2.23%	2.42%	1.81%	3.71%B	2.39%
Supplemental Data
Net assets, end of period (000 omitted)	$5,523	$1,955	$1,969	$1,310	$239
Portfolio turnover rateH	50%	47%	44%	69%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.18%.

 C Total distributions of $.21 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $0.14 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, International Value, and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$46,378,499
Gross unrealized depreciation	(12,928,378)
Net unrealized appreciation (depreciation)	$33,450,121
Tax Cost	$357,219,183

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,222,478
Capital loss carryforward	$(40,538,521)
Net unrealized appreciation (depreciation) on securities and other investments	$33,438,270

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (3,571,319)
2019	(31,368,797)
Total with expiration	$(34,940,116)
No expiration
Short-term	$(1,634,534)
Long-term	(3,963,871)
Total no expiration	$(5,598,405)
Total capital loss carryforward	$(40,538,521)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$8,581,453	$ 4,084,383

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities aggregated $172,260,962 and $172,307,064, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$18,763	$–
Class M	.25%	.25%	19,350	–
Class C	.75%	.25%	44,819	4,912
			$82,932	$4,912

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$4,121
Class M	863
Class C(a)	612
$5,596

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$19,912.27
Class M	12,625.33
Class C	13,645.30
International Value	525,662.16
Class I	10,678.29
	$582,522

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $179 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,098 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $181,569, including $36 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $35,011 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,934.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$160,715	$95,726
Class M	64,948	30,318
Class B	–	141
Class C	57,557	10,293
International Value	7,786,373	3,924,604
Class I	54,529	23,301
Total	$8,124,122	$4,084,383
From net realized gain
Class A	$10,650	$–
Class M	5,031	–
Class C	5,917	–
International Value	432,576	–
Class I	3,157	–
Total	$457,331	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	276,572	238,095	$2,327,962	$1,848,202
Reinvestment of distributions	21,396	11,425	166,672	93,224
Shares redeemed	(392,253)	(340,144)	(3,202,452)	(2,620,114)
Net increase (decrease)	(94,285)	(90,624)	$(707,818)	$(678,688)
Class M
Shares sold	101,768	88,717	$836,059	$694,653
Reinvestment of distributions	8,935	3,669	69,695	29,980
Shares redeemed	(126,227)	(110,449)	(1,023,584)	(851,756)
Net increase (decrease)	(15,524)	(18,063)	$(117,830)	$(127,123)
Class B
Shares sold	–	2	$–	$14
Reinvestment of distributions	–	15	–	124
Shares redeemed	–	(36,263)	–	(277,663)
Net increase (decrease)	–	(36,246)	$–	$(277,525)
Class C
Shares sold	120,429	105,656	$1,017,626	$808,615
Reinvestment of distributions	7,631	1,181	59,598	9,659
Shares redeemed	(94,013)	(115,602)	(768,940)	(896,778)
Net increase (decrease)	34,047	(8,765)	$308,284	$(78,504)
International Value
Shares sold	2,636,526	10,653,545	$22,208,337	$82,568,730
Reinvestment of distributions	1,033,790	470,177	8,032,545	3,831,944
Shares redeemed	(3,774,158)	(3,741,188)	(30,751,436)	(28,527,423)
Net increase (decrease)	(103,842)	7,382,534	$(510,554)	$57,873,251
Class I
Shares sold	426,959	73,854	$3,538,590	$567,094
Reinvestment of distributions	6,933	2,528	54,005	20,650
Shares redeemed	(77,592)	(63,368)	(639,455)	(499,837)
Net increase (decrease)	356,300	13,014	$2,953,140	$87,907

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 68% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.30%
Actual		$1,000.00	$1,083.50	$6.83
Hypothetical-C		$1,000.00	$1,018.65	$6.61
Class M	1.63%
Actual		$1,000.00	$1,082.40	$8.56
Hypothetical-C		$1,000.00	$1,016.99	$8.29
Class C	2.10%
Actual		$1,000.00	$1,080.00	$11.01
Hypothetical-C		$1,000.00	$1,014.62	$10.66
International Value	.96%
Actual		$1,000.00	$1,086.00	$5.05
Hypothetical-C		$1,000.00	$1,020.37	$4.89
Class I	1.10%
Actual		$1,000.00	$1,084.60	$5.78
Hypothetical-C		$1,000.00	$1,019.66	$5.60

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Value	12/11/2017	12/08/2017	$0.136	$0.014
Class A	12/11/2017	12/08/2017	$0.102	$0.014
Class C	12/11/2017	12/08/2017	$0.042	$0.014
Class I	12/11/2017	12/08/2017	$0.126	$0.014
Class M	12/11/2017	12/08/2017	$0.075	$0.014

International Value designates 3%, Class A designates 3%, Class C designates 5%, Class I designates 3%, and Class M designates 4% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

International Value designates 92%, Class A designates 100%, Class C designates 100%, Class I designates 96%, and Class M designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value	12/12/2016	$0.2208	$0.0118
Class A	12/12/2016	$0.1888	$0.0118
Class C	12/12/2016	$0.1298	$0.0118
Class I	12/12/2016	$0.2128	$0.0118
Class M	12/12/2016	$0.1648	$0.0118

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class A, Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class M, Class C, and Class I was above the competitive median because of a positive performance fee adjustment in 2016 and relatively higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class M was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Total International Equity Fund Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity® Total International Equity Fund	23.86%	8.09%	1.51%

 A From November 1, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Equity Fund, a class of the fund, on November 1, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$11,612	Fidelity® Total International Equity Fund
$11,218	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecom services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and gains in certain commodity prices. In energy (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Co-Portfolio Manager Alex Zavratsky:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) posted gains of about 23% to 24%, roughly in line with the 23.85% return of the MSCI ACWI (All Country World Index) ex USA Index. Versus the benchmark, the fund was helped by favorable stock picks in emerging markets, especially India, China and South Africa. Selection in Japan and the rest of Asia-Pacific also added value. In contrast, the fund was hampered by out-of-index U.S. picks. Individually , our top contributor was a non-index stake in a convertible security issued by Indian jewelry retailer PC Jeweller (+58%). Out-of-index Interpump Group, an Italian maker of specialty pumps, also helped; its value more than doubled this period. Other contributors were ASML Holding (+74%), a Dutch manufacturer of semiconductor equipment, and Intercontinental Hotels Group (+54%), a U.K.-based hotel operator. In contrast, our biggest individual detractor was an overweighting in Canadian quick-mart operator Alimentation-Couche Tard (-6%). Weaker-than-expected earnings guidance weighed on shares of out-of-index U.S.-based Molson Coors Brewing (-21%). U.K.-based consumer goods company Reckitt Benckiser Group (+2%) also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Following a roughly five-month leave of absence, Jed Weiss returned to Fidelity on November 29, 2017, and resumed his day-to-day responsibilities as Co-Portfolio Manager. In his stead, Vincent Montemaggiore served as interim manager of the fund's developed-growth subportfolio, while Patrick Drouot and Patrick Buchanan served (and remain) as co-managers of the developed small-cap sleeve.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	12.9%
United States of America*	10.1%
United Kingdom	9.8%
France	5.9%
Switzerland	5.8%
Cayman Islands	5.3%
Canada	4.9%
Germany	4.6%
India	4.1%
Other	36.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of April 30, 2017
Japan	12.7%
United States of America*	11.3%
United Kingdom	11.0%
Switzerland	5.9%
France	5.5%
Canada	4.8%
Germany	4.4%
Sweden	3.5%
India	3.3%
Other	37.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	97.5
Investment Companies	0.0	0.4
Short-Term Investments and Net Other Assets (Liabilities)	2.0	2.1

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg. S) (Switzerland, Food Products)	2.1	2.1
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	1.7	1.1
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.6	1.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.5	1.3
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.4	1.1
Naspers Ltd. Class N (South Africa, Media)	1.3	1.1
SAP SE (Germany, Software)	1.2	1.2
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.0	1.3
Total SA (France, Oil, Gas & Consumable Fuels)	1.0	1.0
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.0	1.1
	13.8

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.0	19.3
Information Technology	18.4	15.5
Industrials	13.4	12.9
Consumer Discretionary	10.5	10.0
Consumer Staples	10.1	12.2
Health Care	8.8	9.9
Materials	7.7	8.9
Energy	4.6	4.2
Real Estate	1.8	1.8
Telecommunication Services	1.7	1.8

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Argentina - 0.4%
Banco Macro SA sponsored ADR	1,200	$151,104
IRSA Propiedades Comerciales SA sponsored ADR	2,700	151,200
Telecom Argentina SA Class B sponsored ADR (a)	4,800	156,528

TOTAL ARGENTINA		458,832

Australia - 2.6%
Adelaide Brighton Ltd.	4,581	21,773
Amcor Ltd.	12,834	155,588
Australia & New Zealand Banking Group Ltd.	30,502	698,474
Beacon Lighting Group Ltd.	12,420	13,878
CSL Ltd.	10,376	1,103,281
DuluxGroup Ltd.	9,609	54,201
Imdex Ltd. (a)	41,011	30,446
Insurance Australia Group Ltd.	40,136	201,511
Macquarie Group Ltd.	4,936	371,543
Magellan Financial Group Ltd.	6,475	120,273
RCG Corp. Ltd.	28,933	16,608
Transurban Group unit	26,542	246,408

TOTAL AUSTRALIA		3,033,984

Austria - 0.9%
Andritz AG	8,572	484,676
BUWOG-Gemeinnuetzige Wohnung	8,698	250,865
Erste Group Bank AG	7,000	300,799

TOTAL AUSTRIA		1,036,340

Bailiwick of Jersey - 0.3%
Integrated Diagnostics Holdings PLC	7,500	29,250
Shire PLC	2,700	132,990
Wolseley PLC	3,068	214,536

TOTAL BAILIWICK OF JERSEY		376,776

Belgium - 1.8%
Anheuser-Busch InBev SA NV	10,171	1,247,181
KBC Ancora	1,311	78,188
KBC Groep NV	9,616	798,757

TOTAL BELGIUM		2,124,126

Bermuda - 0.1%
Credicorp Ltd. (United States)	212	44,401
Vostok New Ventures Ltd. (depositary receipt) (a)	3,860	31,815

TOTAL BERMUDA		76,216

Brazil - 1.2%
BM&F BOVESPA SA	32,900	240,366
BTG Pactual Participations Ltd. unit	24,400	164,168
Equatorial Energia SA	8,900	165,958
Estacio Participacoes SA	17,300	155,109
IRB Brasil Resseguros SA	16,100	161,477
Itau Unibanco Holding SA	3,000	35,234
Kroton Educacional SA	33,100	182,028
Qualicorp SA	15,200	162,626
Smiles Fidelidade SA	6,088	159,118

TOTAL BRAZIL		1,426,084

Canada - 4.9%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	19,222	901,278
Canadian National Railway Co.	9,763	785,596
Canadian Pacific Railway Ltd.	1,853	321,277
CCL Industries, Inc. Class B	12,890	621,270
Constellation Software, Inc.	1,157	658,255
Franco-Nevada Corp.	6,859	545,062
Imperial Oil Ltd.	15,284	495,566
McCoy Global, Inc. (a)	7,100	9,961
New Look Vision Group, Inc.	1,300	34,644
Pason Systems, Inc.	17,691	256,842
Potash Corp. of Saskatchewan, Inc.	38,414	747,675
PrairieSky Royalty Ltd.	12,173	324,022
ShawCor Ltd. Class A	800	17,338

TOTAL CANADA		5,718,786

Cayman Islands - 5.3%
58.com, Inc. ADR (a)	6,100	409,737
Alibaba Group Holding Ltd. sponsored ADR (a)	10,482	1,938,017
Baidu.com, Inc. sponsored ADR (a)	2,300	561,062
China Biologic Products Holdings, Inc.	300	23,313
China Literature Ltd.	29	204
Ctrip.com International Ltd. ADR (a)	5,180	248,070
JD.com, Inc. sponsored ADR (a)	8,000	300,160
Melco Crown Entertainment Ltd. sponsored ADR	6,600	166,848
NetEase, Inc. ADR	1,053	296,862
New Oriental Education & Technology Group, Inc. sponsored ADR	2,660	221,418
Sands China Ltd.	31,600	148,858
Shenzhou International Group Holdings Ltd.	22,000	187,812
Tencent Holdings Ltd.	37,700	1,694,431
Value Partners Group Ltd.	20,000	19,817

TOTAL CAYMAN ISLANDS		6,216,609

China - 2.1%
Gree Electric Appliances, Inc. of Zhuhai Class A	25,100	160,968
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	31,400	185,895
Hangzhou Robam Appliances Co. Ltd. Class A	24,600	172,295
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	36,182	161,145
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	9,400	156,183
Kweichow Moutai Co. Ltd. (A Shares)	1,694	157,793
Midea Group Co. Ltd. Class A	22,700	174,486
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	50,500	443,414
Shanghai International Airport Co. Ltd. (A Shares)	26,800	176,717
Shenzhen Inovance Technology Co. Ltd. Class A	35,900	166,977
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	46,800	152,499
Wuliangye Yibin Co. Ltd. Class A	18,000	180,735
Yunnan Baiyao Group Co. Ltd.	10,400	164,333

TOTAL CHINA		2,453,440

Denmark - 0.5%
Jyske Bank A/S (Reg.)	4,554	257,347
Novo Nordisk A/S Series B sponsored ADR	6,200	308,698
Scandinavian Tobacco Group A/S	1,711	28,926
Spar Nord Bank A/S	3,631	46,181

TOTAL DENMARK		641,152

Finland - 0.5%
Sampo Oyj (A Shares)	7,453	390,500
Tikkurila Oyj	7,680	151,814

TOTAL FINLAND		542,314

France - 5.9%
Atos Origin SA	3,047	473,476
AXA SA	19,306	582,818
Bouygues SA	4,344	208,552
Capgemini SA	2,802	340,589
Compagnie de St. Gobain	3,900	228,781
Dassault Systemes SA	1,484	157,600
Edenred SA	5,300	152,799
Elis SA	12,251	319,590
Essilor International SA	2,370	300,087
Kering SA	400	183,347
Laurent-Perrier Group SA	259	24,290
LVMH Moet Hennessy - Louis Vuitton SA	577	172,098
Natixis SA	29,300	229,764
Rubis	2,400	150,629
Sanofi SA	4,403	416,905
Societe Generale Series A	9,900	550,980
SR Teleperformance SA	2,000	292,144
Total SA	21,791	1,214,590
Vetoquinol SA	600	38,727
VINCI SA	5,200	509,109
Virbac SA (a)	190	24,467
Vivendi SA	13,052	324,217

TOTAL FRANCE		6,895,559

Germany - 4.5%
adidas AG	643	143,096
BASF AG	6,450	703,394
Bayer AG	6,000	780,474
Brenntag AG	3,000	169,888
CompuGroup Medical AG	2,146	123,314
CTS Eventim AG	1,994	82,363
Deutsche Post AG	6,383	292,354
Deutsche Telekom AG	19,900	360,336
Fielmann AG	358	31,380
Fresenius SE & Co. KGaA	2,200	183,769
HeidelbergCement Finance AG	2,500	254,724
Linde AG (a)	1,300	280,071
Nexus AG	1,120	33,992
SAP SE	12,710	1,452,278
Vonovia SE	8,265	363,534

TOTAL GERMANY		5,254,967

Greece - 0.1%
Titan Cement Co. SA (Reg.)	5,600	135,160
Hong Kong - 1.4%
AIA Group Ltd.	144,800	1,089,517
CSPC Pharmaceutical Group Ltd.	120,000	208,578
Guangdong Investment Ltd.	120,000	173,815
Techtronic Industries Co. Ltd.	29,500	172,998

TOTAL HONG KONG		1,644,908

Hungary - 0.2%
OTP Bank PLC	5,600	225,836
India - 4.1%
Adani Ports & Special Economic Zone Ltd.	31,097	206,681
Asian Paints Ltd.	10,640	194,042
Bharat Petroleum Corp. Ltd.	24,563	205,457
Eicher Motors Ltd.	361	179,711
Godrej Consumer Products Ltd.	12,509	180,419
HDFC Bank Ltd.	5,555	155,486
Hero Motocorp Ltd.	2,965	176,293
Housing Development Finance Corp. Ltd.	29,517	778,337
Indraprastha Gas Ltd.	6,474	158,491
IndusInd Bank Ltd.	5,761	144,772
ITC Ltd.	58,599	240,460
Jyothy Laboratories Ltd.	6,583	39,996
Kotak Mahindra Bank Ltd.	10,458	165,559
LIC Housing Finance Ltd.	18,425	170,364
Maruti Suzuki India Ltd.	1,921	243,611
PC Jeweller Ltd.	54,116	293,188
Power Grid Corp. of India Ltd.	48,058	157,237
Reliance Industries Ltd.	28,137	408,845
Shree Cement Ltd.	590	172,493
Ultratech Cemco Ltd.	2,998	203,774
UPL Ltd.	14,531	179,377
Vakrangee Ltd.	18,723	162,594

TOTAL INDIA		4,817,187

Indonesia - 0.8%
PT Bank Central Asia Tbk	170,000	261,972
PT Bank Rakyat Indonesia Tbk	414,700	477,001
PT Telkomunikasi Indonesia Tbk Series B	836,100	249,465

TOTAL INDONESIA		988,438

Ireland - 1.5%
Allergan PLC	800	141,784
CRH PLC	6,548	246,414
CRH PLC sponsored ADR	19,129	717,720
FBD Holdings PLC (a)	2,272	23,687
James Hardie Industries PLC CDI	37,351	568,587
Medtronic PLC	1,400	112,728

TOTAL IRELAND		1,810,920

Isle of Man - 0.2%
Playtech Ltd.	21,343	278,932
Israel - 0.7%
Azrieli Group	2,196	123,918
Check Point Software Technologies Ltd. (a)	1,334	157,025
Elbit Systems Ltd. (Israel)	1,100	163,067
Frutarom Industries Ltd.	1,900	156,425
Ituran Location & Control Ltd.	1,861	66,066
Strauss Group Ltd.	2,659	54,143
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,809	38,764

TOTAL ISRAEL		759,408

Italy - 0.9%
Azimut Holding SpA	6,614	130,665
Beni Stabili SpA SIIQ	36,526	32,336
Interpump Group SpA	13,191	444,218
Intesa Sanpaolo SpA	139,300	468,314

TOTAL ITALY		1,075,533

Japan - 12.9%
AEON Financial Service Co. Ltd.	7,000	150,335
Ai Holdings Corp.	1,100	27,007
Aoki Super Co. Ltd.	2,000	22,910
Artnature, Inc.	3,300	21,680
Asahi Co. Ltd.	1,900	23,097
Astellas Pharma, Inc.	17,100	227,581
Aucnet, Inc.	400	5,290
Azbil Corp.	3,400	148,467
Broadleaf Co. Ltd.	3,900	32,020
Central Automotive Products Ltd.	2,400	39,054
Coca-Cola West Co. Ltd.	1,000	34,989
Daiichikosho Co. Ltd.	1,200	56,547
Daikokutenbussan Co. Ltd.	1,000	45,527
DENSO Corp.	7,000	385,518
East Japan Railway Co.	5,900	572,180
Fujitsu Ltd.	16,000	124,680
Funai Soken Holdings, Inc.	1,300	47,764
GCA Savvian Group Corp.	3,100	28,375
Goldcrest Co. Ltd.	2,960	64,130
Hoya Corp.	13,600	738,898
Itochu Corp.	25,400	444,923
Japan Tobacco, Inc.	8,420	278,704
Kao Corp.	3,500	211,523
KDDI Corp.	13,500	359,676
Keyence Corp.	1,842	1,022,724
Kobayashi Pharmaceutical Co. Ltd.	1,200	69,385
Komatsu Ltd.	11,900	388,842
Koshidaka Holdings Co. Ltd.	1,200	48,542
Kusuri No Aoki Holdings Co. Ltd.	500	27,749
Lasertec Corp.	2,900	63,805
Makita Corp.	6,100	255,643
Medikit Co. Ltd.	500	24,174
Miroku Jyoho Service Co., Ltd.	1,200	28,024
Misumi Group, Inc.	17,500	479,457
Mitsubishi UFJ Financial Group, Inc.	121,500	824,152
Mitsui Fudosan Co. Ltd.	10,400	242,746
Nabtesco Corp.	1,400	55,617
Nagaileben Co. Ltd.	2,800	69,865
Nakano Refrigerators Co. Ltd.	700	24,938
ND Software Co. Ltd.	1,300	15,836
Nihon Parkerizing Co. Ltd.	6,900	113,113
Nintendo Co. Ltd.	1,100	426,758
Nippon Telegraph & Telephone Corp.	6,700	323,928
Nomura Holdings, Inc.	34,600	198,008
NS Tool Co. Ltd.	1,000	19,560
OBIC Co. Ltd.	5,600	370,671
Olympus Corp.	12,100	450,298
Oracle Corp. Japan	2,200	186,154
ORIX Corp.	23,900	410,927
OSG Corp.	12,800	277,054
Panasonic Corp.	18,000	271,789
Paramount Bed Holdings Co. Ltd.	1,300	57,329
ProNexus, Inc.	2,900	35,194
Recruit Holdings Co. Ltd.	10,800	264,791
San-Ai Oil Co. Ltd.	3,500	41,802
Seven & i Holdings Co. Ltd.	5,400	217,644
Shin-Etsu Chemical Co. Ltd.	3,500	369,114
Shinsei Bank Ltd.	11,000	185,633
SHO-BOND Holdings Co. Ltd.	6,040	371,692
Shoei Co. Ltd.	1,700	57,075
SK Kaken Co. Ltd.	100	8,308
Software Service, Inc.	500	23,035
Sony Corp.	5,900	246,825
Sony Financial Holdings, Inc.	12,300	204,346
Subaru Corp.	4,500	155,471
Taiheiyo Cement Corp.	4,900	195,848
Techno Medica Co. Ltd.	500	8,692
The Monogatari Corp.	480	35,367
TKC Corp.	1,200	37,771
Tocalo Co. Ltd.	300	12,106
Tokio Marine Holdings, Inc.	7,400	318,993
Toyota Motor Corp.	12,600	781,529
USS Co. Ltd.	31,800	642,831
Welcia Holdings Co. Ltd.	1,000	37,952
Workman Co. Ltd.	1,300	40,522
Yamada Consulting Group Co. Ltd.	2,400	46,367
Yamato Kogyo Co. Ltd.	600	16,049

TOTAL JAPAN		15,192,920

Kenya - 0.3%
Safaricom Ltd.	1,502,200	369,215
Korea (South) - 2.0%
BGFretail Co. Ltd. (b)	4,677	330,877
Leeno Industrial, Inc.	349	15,982
NAVER Corp.	195	155,918
Samsung Electronics Co. Ltd.	757	1,864,589

TOTAL KOREA (SOUTH)		2,367,366

Mexico - 1.4%
CEMEX S.A.B. de CV sponsored ADR	29,543	239,594
Consorcio ARA S.A.B. de CV	61,255	21,663
Embotelladoras Arca S.A.B. de CV	26,100	166,102
Fomento Economico Mexicano S.A.B. de CV:
unit	29,600	258,409
sponsored ADR	1,733	152,071
Gruma S.A.B. de CV Series B	12,315	161,314
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	18,500	175,459
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	10,565	188,422
Grupo Aeroportuario Norte S.A.B. de CV	29,900	150,874
Grupo Cementos de Chihuahua S.A.B. de CV	29,900	142,811

TOTAL MEXICO		1,656,719

Netherlands - 2.4%
Aalberts Industries NV	1,700	83,853
ASML Holding NV (Netherlands)	5,900	1,064,534
ING Groep NV (Certificaten Van Aandelen)	30,676	566,877
Koninklijke Philips Electronics NV	5,800	236,367
RELX NV	15,085	340,716
Takeaway.com Holding BV (a)(c)	500	23,632
VastNed Retail NV	596	26,090
Wolters Kluwer NV	4,100	200,969
X5 Retail Group NV GDR (Reg. S) (a)	3,700	152,070
Yandex NV Series A (a)	4,897	165,666

TOTAL NETHERLANDS		2,860,774

New Zealand - 0.1%
Auckland International Airport Ltd.	23,280	99,247
Norway - 0.5%
Kongsberg Gruppen ASA	1,800	32,835
Skandiabanken ASA	1,800	18,236
Statoil ASA (d)	27,056	549,711

TOTAL NORWAY		600,782

Panama - 0.1%
Copa Holdings SA Class A	1,200	147,828
Philippines - 0.7%
Ayala Corp.	9,625	192,368
Ayala Land, Inc.	241,200	201,992
Jollibee Food Corp.	7,250	34,995
SM Investments Corp.	10,920	202,161
SM Prime Holdings, Inc.	287,900	206,498

TOTAL PHILIPPINES		838,014

Portugal - 0.2%
Galp Energia SGPS SA Class B	12,041	223,854
Russia - 0.3%
Sberbank of Russia	111,140	368,277
South Africa - 2.5%
Bidcorp Ltd.	9,145	201,156
Capitec Bank Holdings Ltd.	2,624	174,424
Clicks Group Ltd.	22,157	248,278
Discovery Ltd.	16,422	170,216
FirstRand Ltd.	58,250	211,144
Mondi Ltd.	7,214	173,044
Naspers Ltd. Class N	6,218	1,515,057
Sanlam Ltd.	37,926	189,647

TOTAL SOUTH AFRICA		2,882,966

Spain - 2.9%
Amadeus IT Holding SA Class A	11,600	787,089
Banco Santander SA (Spain)	117,340	795,485
Banco Santander SA (Spain) rights 11/1/17 (a)	111,640	5,332
CaixaBank SA	59,006	276,170
Hispania Activos Inmobiliarios SA	8,395	144,777
Iberdrola SA	41,454	335,020
Inditex SA	13,057	488,147
Merlin Properties Socimi SA	10,300	135,937
Prosegur Compania de Seguridad SA (Reg.)	35,876	273,726
Unicaja Banco SA	81,600	118,815

TOTAL SPAIN		3,360,498

Sweden - 3.5%
Addlife AB	1,000	19,709
AddTech AB (B Shares)	2,400	53,179
Alfa Laval AB	11,100	281,224
ASSA ABLOY AB (B Shares)	35,300	744,225
Atlas Copco AB (A Shares)	13,100	574,596
Essity AB Class B	6,700	200,320
Fagerhult AB	26,325	334,108
Investor AB (B Shares)	7,589	376,112
Lagercrantz Group AB (B Shares)	3,800	40,398
Loomis AB (B Shares)	1,200	48,148
Nordea Bank AB	46,267	559,295
Saab AB (B Shares)	1,200	61,321
Svenska Cellulosa AB (SCA) (B Shares)	6,700	62,905
Svenska Handelsbanken AB (A Shares)	19,845	284,460
Swedbank AB (A Shares)	15,200	377,292
Telefonaktiebolaget LM Ericsson (B Shares)	15,000	94,396

TOTAL SWEDEN		4,111,688

Switzerland - 5.8%
Compagnie Financiere Richemont SA Series A	1,617	149,065
Credit Suisse Group AG	27,727	436,945
Lafargeholcim Ltd. (Reg.)	3,810	215,199
Nestle SA (Reg. S)	29,232	2,459,536
Novartis AG	13,309	1,097,717
Roche Holding AG (participation certificate)	3,262	753,950
Schindler Holding AG:
(participation certificate)	1,445	327,484
(Reg.)	324	71,545
Sika AG	20	148,048
Tecan Group AG	190	40,184
UBS Group AG	32,889	559,442
Zurich Insurance Group AG	1,674	510,934

TOTAL SWITZERLAND		6,770,049

Taiwan - 1.9%
Addcn Technology Co. Ltd.	2,772	25,110
Advantech Co. Ltd.	24,599	168,140
Taiwan Semiconductor Manufacturing Co. Ltd.	222,035	1,796,279
United Microelectronics Corp.	381,000	196,776

TOTAL TAIWAN		2,186,305

Thailand - 0.2%
Airports of Thailand PCL (For. Reg.)	114,000	204,184
Turkey - 0.7%
Koc Holding A/S	41,000	183,301
Tofas Turk Otomobil Fabrikasi A/S	18,167	147,882
Tupras Turkiye Petrol Rafinerileri A/S	9,000	323,839
Turkcell Iletisim Hizmet A/S	48,000	179,294

TOTAL TURKEY		834,316

United Arab Emirates - 0.1%
DP World Ltd.	7,131	169,361
United Kingdom - 9.8%
Alliance Pharma PLC	18,714	14,851
AstraZeneca PLC (United Kingdom)	8,942	605,024
Aviva PLC	48,053	322,299
Avon Rubber PLC	900	11,702
BAE Systems PLC	77,102	607,359
BHP Billiton PLC	28,081	508,425
BP PLC	148,377	1,006,391
British American Tobacco PLC (United Kingdom)	18,475	1,193,667
Bunzl PLC	9,846	306,655
Compass Group PLC	14,092	309,380
Dechra Pharmaceuticals PLC	2,900	79,190
Diageo PLC	4,325	147,694
DP Poland PLC (a)	40,100	22,369
Elementis PLC	39,008	147,291
GlaxoSmithKline PLC	24,823	445,507
Great Portland Estates PLC	5,388	44,475
Hilton Food Group PLC (e)	2,654	31,442
Howden Joinery Group PLC	23,600	128,543
HSBC Holdings PLC sponsored ADR	7,489	365,239
Imperial Tobacco Group PLC	4,636	189,060
Informa PLC	76,509	708,260
InterContinental Hotel Group PLC	3,000	166,231
InterContinental Hotel Group PLC ADR	11,191	622,108
ITE Group PLC	19,600	46,271
Micro Focus International PLC	8,058	283,074
NMC Health PLC	4,262	163,704
Prudential PLC	33,087	812,133
Reckitt Benckiser Group PLC	9,151	818,709
Rightmove PLC	2,500	137,928
Shaftesbury PLC	11,837	155,641
Spectris PLC	7,470	253,985
Spirax-Sarco Engineering PLC	1,899	142,502
Standard Chartered PLC (United Kingdom) (a)	34,876	347,589
Standard Life PLC	55,579	317,267
Topps Tiles PLC	19,600	18,157
Ultra Electronics Holdings PLC	2,101	50,898
Unite Group PLC	3,751	35,023

TOTAL UNITED KINGDOM		11,566,043

United States of America - 8.1%
A.O. Smith Corp.	2,662	157,590
Alphabet, Inc.:
Class A (a)	612	632,220
Class C (a)	162	164,696
American Tower Corp.	1,100	158,037
Amgen, Inc.	1,100	192,742
Amphenol Corp. Class A	1,840	160,080
Autoliv, Inc.	3,524	440,007
Berkshire Hathaway, Inc. Class B (a)	2,516	470,341
ConocoPhillips Co.	7,100	363,165
Edgewell Personal Care Co. (a)	1,200	77,916
Facebook, Inc. Class A (a)	878	158,093
Martin Marietta Materials, Inc.	1,760	381,656
MasterCard, Inc. Class A	6,953	1,034,398
Mohawk Industries, Inc. (a)	1,595	417,507
Molson Coors Brewing Co. Class B	3,200	258,784
Moody's Corp.	2,739	390,061
MSCI, Inc.	3,851	451,953
Philip Morris International, Inc.	4,900	512,736
PriceSmart, Inc.	1,985	166,343
ResMed, Inc.	4,260	358,607
S&P Global, Inc.	4,501	704,271
Sherwin-Williams Co.	1,100	434,665
Visa, Inc. Class A	10,531	1,158,199
Yum China Holdings, Inc.	6,300	254,205

TOTAL UNITED STATES OF AMERICA		9,498,272

TOTAL COMMON STOCKS
(Cost $98,406,189)		114,300,185

Nonconvertible Preferred Stocks - 0.7%
Brazil - 0.5%
Itau Unibanco Holding SA	42,770	549,775
Germany - 0.1%
Sartorius AG (non-vtg.)	1,200	111,840
Spain - 0.1%
Grifols SA Class B	8,300	194,948
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $741,463)		856,563

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 1.10% (f)	1,243,426	1,243,675
Fidelity Securities Lending Cash Central Fund 1.11% (f)(g)	539,946	540,000
TOTAL MONEY MARKET FUNDS
(Cost $1,783,675)		1,783,675
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $100,931,327)		116,940,423
NET OTHER ASSETS (LIABILITIES) - 0.5%		556,077
NET ASSETS - 100%		$117,496,500

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,632 or 0.0% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$35,828
Fidelity Securities Lending Cash Central Fund	32,511
Total	$68,339

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$12,334,198	$9,228,664	$3,105,534	$--
Consumer Staples	12,038,170	4,872,443	6,834,850	330,877
Energy	5,441,383	2,628,889	2,812,494	--
Financials	23,282,535	16,224,451	7,058,084	--
Health Care	10,410,627	4,131,037	6,279,590	--
Industrials	15,213,224	10,565,512	4,647,712	--
Information Technology	21,663,740	12,891,675	8,772,065	--
Materials	9,296,080	7,838,809	1,457,271	--
Real Estate	2,337,199	2,030,323	306,876	--
Telecommunication Services	1,998,442	705,037	1,293,405	--
Utilities	1,141,150	1,141,150	--	--
Money Market Funds	1,783,675	1,783,675	--	--
Total Investments in Securities:	$116,940,423	$74,041,665	$42,567,881	$330,877

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$30,739,338
Level 2 to Level 1	$7,101,750

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $505,384) — See accompanying schedule: Unaffiliated issuers (cost $99,147,652)	$115,156,748
Fidelity Central Funds (cost $1,783,675)	1,783,675
Total Investment in Securities (cost $100,931,327)		$116,940,423
Cash		84,270
Foreign currency held at value (cost $81,421)		81,756
Receivable for investments sold		745,745
Receivable for fund shares sold		180,701
Dividends receivable		648,567
Distributions receivable from Fidelity Central Funds		2,497
Prepaid expenses		252
Receivable from investment adviser for expense reductions		17,073
Other receivables		31,130
Total assets		118,732,414
Liabilities
Payable for investments purchased
Regular delivery	$351,006
Delayed delivery	3,009
Payable for fund shares redeemed	19,907
Accrued management fee	87,436
Distribution and service plan fees payable	11,233
Audit fee payable	55,327
Custody fee payable	33,451
Other affiliated payables	23,284
Other payables and accrued expenses	111,261
Collateral on securities loaned	540,000
Total liabilities		1,235,914
Net Assets		$117,496,500
Net Assets consist of:
Paid in capital		$103,427,287
Undistributed net investment income		1,842,046
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,670,677)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,897,844
Net Assets		$117,496,500
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($9,292,066 ÷ 989,520 shares)		$9.39
Maximum offering price per share (100/94.25 of $9.39)		$9.96
Class M:
Net Asset Value and redemption price per share ($15,894,100 ÷ 1,687,456 shares)		$9.42
Maximum offering price per share (100/96.50 of $9.42)		$9.76
Class C:
Net Asset Value and offering price per share ($3,211,229 ÷ 342,534 shares)(a)		$9.37
Total International Equity:
Net Asset Value, offering price and redemption price per share ($82,076,663 ÷ 8,731,279 shares)		$9.40
Class I:
Net Asset Value, offering price and redemption price per share ($6,776,051 ÷ 722,430 shares)		$9.38
Class Z:
Net Asset Value, offering price and redemption price per share ($246,391 ÷ 26,227 shares)		$9.39

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$5,867,168
Income from Fidelity Central Funds		68,339
Income before foreign taxes withheld		5,935,507
Less foreign taxes withheld		(515,820)
Total income		5,419,687
Expenses
Management fee
Basic fee	$1,550,378
Performance adjustment	258,769
Transfer agent fees	318,550
Distribution and service plan fees	125,353
Accounting and security lending fees	115,549
Custodian fees and expenses	171,686
Independent trustees' fees and expenses	966
Registration fees	90,840
Audit	110,411
Legal	2,730
Miscellaneous	2,692
Total expenses before reductions	2,747,924
Expense reductions	(115,152)	2,632,772
Net investment income (loss)		2,786,915
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,411,497
Redemptions in-kind with affiliated entities	51,686,661
Fidelity Central Funds	(1,147)
Foreign currency transactions	(126,503)
Futures contracts	(206,898)
Total net realized gain (loss)		70,763,610
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $111,264)	(21,965,474)
Assets and liabilities in foreign currencies	34,164
Total change in net unrealized appreciation (depreciation)		(21,931,310)
Net gain (loss)		48,832,300
Net increase (decrease) in net assets resulting from operations		$51,619,215

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,786,915	$4,368,676
Net realized gain (loss)	70,763,610	3,239,278
Change in net unrealized appreciation (depreciation)	(21,931,310)	(10,501,802)
Net increase (decrease) in net assets resulting from operations	51,619,215	(2,893,848)
Distributions to shareholders from net investment income	(4,227,310)	(3,869,339)
Share transactions - net increase (decrease)	(237,908,011)	(21,421,371)
Redemption fees	2,629	1,162
Total increase (decrease) in net assets	(190,513,477)	(28,183,396)
Net Assets
Beginning of period	308,009,977	336,193,373
End of period	$117,496,500	$308,009,977
Other Information
Undistributed net investment income end of period	$1,842,046	$3,810,969

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total International Equity Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.67	$7.79	$8.00	$8.27	$7.31
Income from Investment Operations
Net investment income (loss)A	.09	.08	.07	.13	.09
Net realized and unrealized gain (loss)	1.71	(.14)	(.14)	(.12)	1.24
Total from investment operations	1.80	(.06)	(.07)	.01	1.33
Distributions from net investment income	(.08)	(.06)	(.10)	(.10)	(.13)
Distributions from net realized gain	–	–	(.04)	(.18)	(.25)
Total distributions	(.08)	(.06)	(.14)	(.28)	(.37)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$9.39	$7.67	$7.79	$8.00	$8.27
Total ReturnD,E	23.78%	(.76)%	(.89)%	.19%	19.00%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.67%	1.52%	1.48%	1.44%	1.50%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.44%	1.45%
Expenses net of all reductions	1.43%	1.45%	1.44%	1.44%	1.43%
Net investment income (loss)	1.02%	1.10%	.86%	1.63%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$9,292	$8,576	$9,163	$9,164	$9,034
Portfolio turnover rateH	66%I	51%	53%	85%	89%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.37 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.70	$7.81	$8.04	$8.32	$7.37
Income from Investment Operations
Net investment income (loss)A	.06	.06	.05	.11	.07
Net realized and unrealized gain (loss)	1.73	(.13)	(.15)	(.12)	1.25
Total from investment operations	1.79	(.07)	(.10)	(.01)	1.32
Distributions from net investment income	(.07)	(.04)	(.09)	(.09)	(.13)
Distributions from net realized gain	–	–	(.04)	(.18)	(.25)
Total distributions	(.07)	(.04)	(.13)	(.27)	(.37)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$9.42	$7.70	$7.81	$8.04	$8.32
Total ReturnD,E	23.41%	(.86)%	(1.26)%	(.06)%	18.73%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.90%	1.73%	1.70%	1.68%	1.75%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.68%	1.70%
Expenses net of all reductions	1.68%	1.69%	1.69%	1.68%	1.67%
Net investment income (loss)	.77%	.85%	.61%	1.38%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$15,894	$13,893	$13,962	$10,282	$7,909
Portfolio turnover rateH	66%I	51%	53%	85%	89%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.37 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.66	$7.77	$8.00	$8.28	$7.31
Income from Investment Operations
Net investment income (loss)A	.02	.03	.01	.07	.04
Net realized and unrealized gain (loss)	1.71	(.14)	(.15)	(.12)	1.25
Total from investment operations	1.73	(.11)	(.14)	(.05)	1.29
Distributions from net investment income	(.02)	–	(.05)	(.05)	(.08)
Distributions from net realized gain	–	–	(.04)	(.18)	(.25)
Total distributions	(.02)	–	(.09)	(.23)	(.32)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$9.37	$7.66	$7.77	$8.00	$8.28
Total ReturnD,E	22.70%	(1.42)%	(1.73)%	(.57)%	18.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.48%	2.30%	2.26%	2.22%	2.26%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.18%	2.20%	2.19%	2.20%	2.18%
Net investment income (loss)	.27%	.35%	.11%	.87%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$3,211	$2,713	$3,311	$4,028	$3,584
Portfolio turnover rateH	66%I	51%	53%	85%	89%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.32 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.70	$7.82	$8.03	$8.29	$7.32
Income from Investment Operations
Net investment income (loss)A	.11	.11	.10	.16	.12
Net realized and unrealized gain (loss)	1.70	(.13)	(.14)	(.12)	1.24
Total from investment operations	1.81	(.02)	(.04)	.04	1.36
Distributions from net investment income	(.11)	(.10)	(.13)	(.12)	(.15)
Distributions from net realized gain	–	–	(.04)	(.18)	(.25)
Total distributions	(.11)	(.10)	(.17)	(.30)	(.39)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$9.40	$7.70	$7.82	$8.03	$8.29
Total ReturnD	23.86%	(.32)%	(.51)%	.55%	19.48%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.15%	1.11%	1.07%	1.04%	1.09%
Expenses net of fee waivers, if any	1.14%	1.11%	1.07%	1.04%	1.09%
Expenses net of all reductions	1.13%	1.10%	1.06%	1.04%	1.07%
Net investment income (loss)	1.33%	1.44%	1.24%	2.03%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$82,077	$280,672	$307,035	$324,438	$324,395
Portfolio turnover rateG	66%H	51%	53%	85%	89%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.66	$7.78	$7.99	$8.26	$7.30
Income from Investment Operations
Net investment income (loss)A	.11	.10	.09	.15	.11
Net realized and unrealized gain (loss)	1.71	(.13)	(.14)	(.12)	1.24
Total from investment operations	1.82	(.03)	(.05)	.03	1.35
Distributions from net investment income	(.10)	(.09)	(.12)	(.12)	(.15)
Distributions from net realized gain	–	–	(.04)	(.18)	(.25)
Total distributions	(.10)	(.09)	(.16)	(.30)	(.39)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$9.38	$7.66	$7.78	$7.99	$8.26
Total ReturnD	24.08%	(.43)%	(.64)%	.37%	19.40%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.42%	1.22%	1.17%	1.15%	1.21%
Expenses net of fee waivers, if any	1.20%	1.20%	1.17%	1.15%	1.20%
Expenses net of all reductions	1.18%	1.20%	1.16%	1.15%	1.18%
Net investment income (loss)	1.28%	1.35%	1.14%	1.91%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$6,776	$2,156	$2,602	$2,240	$2,372
Portfolio turnover rateG	66%H	51%	53%	85%	89%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class Z

Years ended October 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$7.73
Income from Investment Operations
Net investment income (loss)B	.08
Net realized and unrealized gain (loss)	1.58
Total from investment operations	1.66
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Redemption fees added to paid in capitalB,C	–
Net asset value, end of period	$9.39
Total ReturnD,E	21.47%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.32%H
Expenses net of fee waivers, if any	1.05%H
Expenses net of all reductions	1.04%H
Net investment income (loss)	1.27%H
Supplemental Data
Net assets, end of period (000 omitted)	$246
Portfolio turnover rateI	66%J

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on February 1, 2017. The Fund offers Class A, Class M (formerly Class T), Class C, Total International Equity, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, partnerships, capital loss carryforwards and losses due to deferred wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,687,403
Gross unrealized depreciation	(2,713,505)
Net unrealized appreciation (depreciation)	$14,973,898
Tax Cost	$101,966,525

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,925,944
Undistributed long-term capital gain	$1,715,912
Capital loss carryforward	$(5,453,268)
Net unrealized appreciation (depreciation) on securities and other investments	$14,973,891

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(5,453,268)

As a result of a large redemption in May 2017, the Fund had an "ownership change" under the Internal Revenue Code, which limits capital losses that will be available to offset future capital gains to approximately $2,189,706 per year. As a result, at least $3,402,729 of the Fund's capital loss carryforward will expire unused and is not included in the capital loss carryforward amounts disclosed in the table above.

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$4,227,310	$ 3,869,339

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $146,392,579 and $148,721,164, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on relative investment performance of Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .82% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$21,944	$2,040
Class M	.25%	.25%	73,878	–
Class C	.75%	.25%	29,531	5,011
			$125,353	$7,051

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,125
Class M	819
Class C(a)	563
$3,507

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$22,313.25
Class M	34,354.23
Class C	9,141.31
Total International Equity	245,274.13
Class I	7,410.19
Class Z	58	.05(a)
	$318,550

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $597 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 30,358,599 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $259,566,026. The net realized gain of $51,686,661 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,206.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $779 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $32,511. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2018. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$19,402
Class M	1.70%	29,290
Class C	2.20%	8,273
Total International Equity	1.20%	15,515
Class I	1.20%	8,992
Class Z	1.05%	333
		$81,805

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30,620 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,727.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$92,173	$72,361
Class M	119,902	77,358
Class C	8,223	–
Total International Equity	3,979,536	3,691,251
Class I	27,476	28,369
Total	$4,227,310	$3,869,339

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017(a)	Year ended October 31, 2016	Year ended October 31, 2017(a)	Year ended October 31, 2016
Class A
Shares sold	192,334	221,277	$1,631,763	$1,661,593
Reinvestment of distributions	12,257	9,322	91,682	71,782
Shares redeemed	(332,738)	(289,523)	(2,778,571)	(2,176,317)
Net increase (decrease)	(128,147)	(58,924)	$(1,055,126)	$(442,942)
Class M
Shares sold	238,813	459,219	$1,896,741	$3,481,274
Reinvestment of distributions	15,944	9,988	119,902	77,308
Shares redeemed	(372,174)	(451,150)	(3,041,931)	(3,381,486)
Net increase (decrease)	(117,417)	18,057	$(1,025,288)	$177,096
Class B
Shares sold	–	1,078	$–	$7,665
Shares redeemed	–	(16,441)	–	(122,211)
Net increase (decrease)	–	(15,363)	$–	$(114,546)
Class C
Shares sold	96,785	91,061	$808,355	$684,626
Reinvestment of distributions	1,070	–	8,046	–
Shares redeemed	(109,698)	(162,991)	(920,097)	(1,228,823)
Net increase (decrease)	(11,843)	(71,930)	$(103,696)	$(544,197)
Total International Equity
Shares sold	6,763,065	4,801,342	$53,465,510	$36,478,674
Reinvestment of distributions	523,250	471,692	3,913,907	3,632,026
Shares redeemed	(35,028,420)(b)	(8,073,720)	(297,076,095)(b)	(60,183,392)
Net increase (decrease)	(27,742,105)	(2,800,686)	$(239,696,678)	$(20,072,692)
Class I
Shares sold	604,657	155,879	$5,121,757	$1,165,295
Reinvestment of distributions	3,621	3,671	27,016	28,160
Shares redeemed	(167,386)	(212,465)	(1,392,556)	(1,617,545)
Net increase (decrease)	440,892	(52,915)	$3,756,217	$(424,090)
Class Z
Shares sold	26,796	–	$221,657	$–
Shares redeemed	(569)	–	(5,097)	–
Net increase (decrease)	26,227	–	$216,560	$–

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to October 31, 2017

 (b) Amounts include in-kind redemption (see the Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.45%
Actual		$1,000.00	$1,120.50	$7.75
Hypothetical-C		$1,000.00	$1,017.90	$7.38
Class M	1.70%
Actual		$1,000.00	$1,120.10	$9.08
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Class C	2.20%
Actual		$1,000.00	$1,116.80	$11.74
Hypothetical-C		$1,000.00	$1,014.12	$11.17
Total International Equity	1.20%
Actual		$1,000.00	$1,120.40	$6.41
Hypothetical-C		$1,000.00	$1,019.16	$6.11
Class I	1.20%
Actual		$1,000.00	$1,122.00	$6.42
Hypothetical-C		$1,000.00	$1,019.16	$6.11
Class Z	1.05%
Actual		$1,000.00	$1,121.90	$5.62
Hypothetical-C		$1,000.00	$1,019.91	$5.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Total International Equity Fund
Class A	12/11/17	12/08/17	$0.152	$0.226
Class M	12/11/17	12/08/17	$0.133	$0.226
Class C	12/11/17	12/08/17	$0.097	$0.226
Total International Equity	12/11/17	12/08/17	$0.149	$0.226
Class I	12/11/17	12/08/17	$0.171	$0.226
Class Z	12/11/17	12/08/17	$0.171	$0.226

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $2,209,744 or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 11%, Class M designates 13%, Class C designates 29%, Total International Equity designates 9%, and Class I designates 10% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Total International Equity, and Class I designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Total International Equity Fund
Class A	12/12/16	$0.0973	$0.0143
Class M	12/12/16	$0.0803	$0.0143
Class C	12/12/16	$0.0373	$0.0143
Total International Equity	12/12/16	$0.1233	$0.0143
Class I	12/12/16	$0.1133	$0.0143

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in June 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Total International Equity Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Total International Equity Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class A, Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class M, Class C, and Class I was above the competitive median because of a positive performance fee adjustment in 2016 and relatively higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class M was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 1.20%, and 1.20% through December 31, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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TIE-ANN-1217
1.912358.107

Fidelity Advisor® International Value Fund -

Class A, Class M (formerly Class T), Class C and Class I

Annual Report

October 31, 2017

Class A, Class M, Class C and Class I are classes of Fidelity® International Value Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	12.50%	5.47%	(1.45)%
Class M (incl. 3.50% sales charge)	14.88%	5.67%	(1.49)%
Class C (incl. contingent deferred sales charge)	17.41%	5.91%	(1.61)%
Class I	19.68%	7.02%	(0.54)%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Value Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Period Ending Values
$8,639	Fidelity Advisor® International Value Fund - Class A
$10,380	MSCI EAFE Value Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Alexander Zavratsky:  For the fiscal year, the fund’s share class (excluding sales charges, if applicable) gained about 18% to 20%, trailing the 23.50% return of the benchmark MSCI EAFE Value Index. Versus the benchmark, the biggest detractors included choices in the U.K. and non-benchmark exposure to the United States. Among individual stocks, untimely positioning in Royal Dutch Shell hurt most. Shares of the Anglo-Dutch multinational oil and gas giant recovered in the second half of the period on positive financial results and an uptick in oil prices, but we missed out because I eliminated our stake in May. Avoiding German financial services company and benchmark stock Allianz also hurt relative results. Its shares benefited from the firm’s stock buyback program. Elsewhere, it hurt to own U.K. cigarette maker Imperial Brands – a stock that was removed from the benchmark in December 2016. Shares of Imperial Brands fell along with the broader tobacco industry. Conversely, the biggest relative contributor was a non-benchmark stake in French software & services firm Atos. Shares of Atos benefited from the firm’s increasing growth and merger-and-acquisition activity. Lastly, it helped to establish a non-benchmark position this period in Recruit Holdings, a Japan-based staffing agency. Recruit's stock was helped by a tightening labor market in Japan.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	22.0%
United Kingdom	15.7%
France	14.4%
Switzerland	9.3%
Germany	7.8%
Spain	4.6%
Sweden	4.5%
United States of America*	3.8%
Australia	3.8%
Other	14.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of April 30, 2017
Japan	22.6%
United Kingdom	17.2%
France	15.3%
Germany	7.4%
Switzerland	7.0%
Australia	5.7%
Spain	4.2%
United States of America*	4.1%
Netherlands	3.8%
Other	12.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.8	98.9
Short-Term Investments and Net Other Assets (Liabilities)	1.2	1.1

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	3.2	3.0
Novartis AG (Switzerland, Pharmaceuticals)	3.0	1.2
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.7	1.9
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.2	2.5
Banco Santander SA (Spain) (Spain, Banks)	2.1	1.4
Toyota Motor Corp. (Japan, Automobiles)	2.1	2.2
BASF AG (Germany, Chemicals)	1.9	1.7
Australia & New Zealand Banking Group Ltd. (Australia, Banks)	1.9	1.7
Nestle SA (Reg. S) (Switzerland, Food Products)	1.6	0.6
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.6	1.4
	22.3

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.9	36.5
Industrials	12.2	13.4
Health Care	11.4	9.6
Energy	9.0	7.4
Materials	7.9	7.7
Consumer Discretionary	6.3	8.5
Information Technology	6.1	5.2
Consumer Staples	5.3	4.8
Telecommunication Services	2.8	3.4
Real Estate	1.0	0.6

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Australia - 3.8%
Australia & New Zealand Banking Group Ltd.	314,052	$7,191,562
Insurance Australia Group Ltd.	413,965	2,078,392
Macquarie Group Ltd.	50,807	3,824,353
Magellan Financial Group Ltd.	68,954	1,280,824

TOTAL AUSTRALIA		14,375,131

Austria - 0.8%
Erste Group Bank AG	71,700	3,081,043
Bailiwick of Jersey - 0.9%
Shire PLC	27,700	1,364,380
Wolseley PLC	31,628	2,211,654

TOTAL BAILIWICK OF JERSEY		3,576,034

Belgium - 1.5%
KBC Groep NV	68,291	5,672,623
Canada - 0.4%
Potash Corp. of Saskatchewan, Inc.	85,600	1,666,085
Finland - 1.1%
Sampo Oyj (A Shares)	79,334	4,156,701
France - 14.4%
Atos Origin SA	31,108	4,833,903
AXA SA	198,521	5,993,037
Bouygues SA	44,720	2,146,976
Capgemini SA	28,993	3,524,160
Compagnie de St. Gobain	39,700	2,328,875
Natixis SA	301,500	2,364,294
Sanofi SA	45,359	4,294,892
Societe Generale Series A	101,600	5,654,500
SR Teleperformance SA	20,600	3,009,087
Total SA	223,894	12,479,434
VINCI SA (a)	53,300	5,218,371
Vivendi SA	136,492	3,390,519

TOTAL FRANCE		55,238,048

Germany - 7.8%
BASF AG	66,485	7,250,406
Brenntag AG	30,700	1,738,516
Deutsche Post AG	65,710	3,009,643
Deutsche Telekom AG	201,100	3,641,384
Fresenius SE & Co. KGaA	22,800	1,904,516
HeidelbergCement Finance AG	26,100	2,659,314
Linde AG (b)	13,300	2,865,339
SAP SE	27,883	3,185,985
Vonovia SE	85,465	3,759,155

TOTAL GERMANY		30,014,258

Hong Kong - 0.3%
AIA Group Ltd.	143,600	1,080,488
Indonesia - 0.7%
PT Bank Rakyat Indonesia Tbk	2,171,600	2,497,840
Ireland - 1.3%
Allergan PLC	7,680	1,361,126
CRH PLC	67,571	2,542,829
Medtronic PLC	14,600	1,175,592

TOTAL IRELAND		5,079,547

Israel - 0.1%
Teva Pharmaceutical Industries Ltd. sponsored ADR	29,199	402,946
Italy - 1.3%
Intesa Sanpaolo SpA	1,433,400	4,818,958
Japan - 22.0%
AEON Financial Service Co. Ltd.	72,600	1,559,193
East Japan Railway Co.	22,000	2,133,552
Fujitsu Ltd.	169,000	1,316,932
Hoya Corp.	60,100	3,265,278
Itochu Corp.	259,800	4,550,824
Japan Tobacco, Inc.	87,100	2,883,028
Kao Corp.	36,400	2,199,839
KDDI Corp.	138,200	3,682,013
Makita Corp.	62,700	2,627,672
Mitsubishi UFJ Financial Group, Inc.	1,250,400	8,481,644
Nintendo Co. Ltd.	6,100	2,366,567
Nippon Telegraph & Telephone Corp.	68,400	3,306,971
Nomura Holdings, Inc.	356,100	2,037,879
OBIC Co. Ltd.	39,500	2,614,551
Olympus Corp.	56,600	2,106,351
Oracle Corp. Japan	22,500	1,903,849
ORIX Corp.	246,500	4,238,226
Panasonic Corp.	185,300	2,797,912
Recruit Holdings Co. Ltd.	109,800	2,692,038
Seven & i Holdings Co. Ltd.	55,500	2,236,898
Shin-Etsu Chemical Co. Ltd.	35,500	3,743,874
Shinsei Bank Ltd.	114,800	1,937,338
Sony Corp.	61,100	2,556,100
Sony Financial Holdings, Inc.	126,200	2,096,621
Subaru Corp.	46,700	1,613,444
Taiheiyo Cement Corp.	49,900	1,994,453
Tokio Marine Holdings, Inc.	76,100	3,280,460
Toyota Motor Corp.	127,600	7,914,528

TOTAL JAPAN		84,138,035

Netherlands - 3.6%
ING Groep NV (Certificaten Van Aandelen)	316,390	5,846,725
Koninklijke Philips Electronics NV	60,400	2,461,478
RELX NV	155,456	3,511,198
Wolters Kluwer NV	41,955	2,056,504

TOTAL NETHERLANDS		13,875,905

Norway - 1.5%
Statoil ASA (a)	278,796	5,664,444
Portugal - 0.6%
Galp Energia SGPS SA Class B	124,067	2,306,530
Spain - 4.1%
Banco Santander SA (Spain)	1,208,830	8,195,040
Banco Santander SA (Spain) rights 11/1/17 (b)	1,149,030	54,876
CaixaBank SA	607,297	2,842,373
Iberdrola SA	426,962	3,450,591
Unicaja Banco SA	743,300	1,082,291

TOTAL SPAIN		15,625,171

Sweden - 4.5%
Alfa Laval AB	114,400	2,898,382
Investor AB (B Shares)	78,042	3,867,771
Nordea Bank AB	478,000	5,778,264
Swedbank AB (A Shares)	156,442	3,883,183
Telefonaktiebolaget LM Ericsson (B Shares)	155,300	977,315

TOTAL SWEDEN		17,404,915

Switzerland - 9.3%
Credit Suisse Group AG	285,372	4,497,131
Lafargeholcim Ltd. (Reg.)	39,930	2,255,356
Nestle SA (Reg. S)	74,857	6,298,358
Novartis AG	136,938	11,294,550
UBS Group AG	339,158	5,769,078
Zurich Insurance Group AG	17,430	5,319,937

TOTAL SWITZERLAND		35,434,410

United Kingdom - 15.7%
AstraZeneca PLC (United Kingdom)	92,000	6,224,809
Aviva PLC	494,942	3,319,654
BAE Systems PLC	397,078	3,127,918
BHP Billiton PLC	289,005	5,232,623
BP PLC	1,525,547	10,347,267
British American Tobacco PLC (United Kingdom)	41,417	2,675,945
Bunzl PLC	104,556	3,256,409
Compass Group PLC	145,591	3,196,351
GlaxoSmithKline PLC	255,788	4,590,716
HSBC Holdings PLC sponsored ADR	77,933	3,800,792
Imperial Tobacco Group PLC	47,698	1,945,165
Informa PLC	289,422	2,679,239
Micro Focus International PLC	82,904	2,912,382
Standard Chartered PLC (United Kingdom) (b)	371,353	3,701,067
Standard Life PLC	571,609	3,262,966

TOTAL UNITED KINGDOM		60,273,303

United States of America - 2.6%
Amgen, Inc.	11,100	1,944,942
ConocoPhillips Co.	73,900	3,779,985
Edgewell Personal Care Co. (b)	12,500	811,625
Molson Coors Brewing Co. Class B	12,800	1,035,136
S&P Global, Inc.	14,400	2,253,168

TOTAL UNITED STATES OF AMERICA		9,824,856

TOTAL COMMON STOCKS
(Cost $341,482,659)		376,207,271

Nonconvertible Preferred Stocks - 0.5%
Spain - 0.5%
Grifols SA Class B
(Cost $1,380,896)	85,300	2,003,504

Money Market Funds - 3.3%
Fidelity Cash Central Fund, 1.10% (c)	1,400,762	1,401,042
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	11,056,381	11,057,487
TOTAL MONEY MARKET FUNDS
(Cost $12,458,542)		12,458,529
TOTAL INVESTMENT IN SECURITIES - 102.1%
(Cost $355,322,097)		390,669,304
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(7,874,656)
NET ASSETS - 100%		$382,794,648

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,718
Fidelity Securities Lending Cash Central Fund	181,569
Total	$196,287

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$24,148,093	$9,266,109	$14,881,984	$--
Consumer Staples	20,085,994	3,791,926	16,294,068	--
Energy	34,577,660	6,086,515	28,491,145	--
Financials	136,800,292	78,163,540	58,636,752	--
Health Care	44,395,080	6,789,122	37,605,958	--
Industrials	46,517,619	31,385,615	15,132,004	--
Information Technology	23,635,644	11,270,445	12,365,199	--
Materials	30,210,279	16,696,500	13,513,779	--
Real Estate	3,759,155	3,759,155	--	--
Telecommunication Services	10,630,368	--	10,630,368	--
Utilities	3,450,591	3,450,591	--	--
Money Market Funds	12,458,529	12,458,529	--	--
Total Investments in Securities:	$390,669,304	$183,118,047	$207,551,257	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$32,292,093
Level 2 to Level 1	$19,946,287

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $10,454,924) — See accompanying schedule: Unaffiliated issuers (cost $342,863,555)	$378,210,775
Fidelity Central Funds (cost $12,458,542)	12,458,529
Total Investment in Securities (cost $355,322,097)		$390,669,304
Receivable for investments sold		193,793
Receivable for fund shares sold		2,280,747
Dividends receivable		1,382,794
Distributions receivable from Fidelity Central Funds		10,006
Prepaid expenses		830
Other receivables		13,548
Total assets		394,551,022
Liabilities
Payable for investments purchased	$215,133
Payable for fund shares redeemed	130,405
Accrued management fee	212,299
Distribution and service plan fees payable	7,567
Other affiliated payables	67,044
Other payables and accrued expenses	66,426
Collateral on securities loaned	11,057,500
Total liabilities		11,756,374
Net Assets		$382,794,648
Net Assets consist of:
Paid in capital		$381,672,420
Undistributed net investment income		7,489,052
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(41,701,871)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		35,335,047
Net Assets		$382,794,648
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($8,150,574 ÷ 897,547 shares)		$9.08
Maximum offering price per share (100/94.25 of $9.08)		$9.63
Class M:
Net Asset Value and redemption price per share ($4,180,900 ÷ 461,364 shares)		$9.06
Maximum offering price per share (100/96.50 of $9.06)		$9.39
Class C:
Net Asset Value and offering price per share ($5,170,880 ÷ 572,193 shares)(a)		$9.04
International Value:
Net Asset Value, offering price and redemption price per share ($359,769,575 ÷ 39,573,666 shares)		$9.09
Class I:
Net Asset Value, offering price and redemption price per share ($5,522,719 ÷ 606,939 shares)		$9.10

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$12,349,696
Income from Fidelity Central Funds		196,287
Income before foreign taxes withheld		12,545,983
Less foreign taxes withheld		(951,887)
Total income		11,594,096
Expenses
Management fee
Basic fee	$2,421,290
Performance adjustment	1,657
Transfer agent fees	582,522
Distribution and service plan fees	82,932
Accounting and security lending fees	181,588
Custodian fees and expenses	82,572
Independent trustees' fees and expenses	1,365
Registration fees	75,068
Audit	65,969
Legal	3,656
Miscellaneous	2,626
Total expenses before reductions	3,501,245
Expense reductions	(37,945)	3,463,300
Net investment income (loss)		8,130,796
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	565,454
Fidelity Central Funds	(1,737)
Foreign currency transactions	(45,599)
Total net realized gain (loss)		518,118
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	54,024,866
Fidelity Central Funds	(13)
Assets and liabilities in foreign currencies	32,843
Total change in net unrealized appreciation (depreciation)		54,057,696
Net gain (loss)		54,575,814
Net increase (decrease) in net assets resulting from operations		$62,706,610

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,130,796	$7,988,662
Net realized gain (loss)	518,118	(3,305,724)
Change in net unrealized appreciation (depreciation)	54,057,696	(18,037,363)
Net increase (decrease) in net assets resulting from operations	62,706,610	(13,354,425)
Distributions to shareholders from net investment income	(8,124,122)	(4,084,383)
Distributions to shareholders from net realized gain	(457,331)	–
Total distributions	(8,581,453)	(4,084,383)
Share transactions - net increase (decrease)	1,925,222	56,799,318
Redemption fees	1,612	637
Total increase (decrease) in net assets	56,051,991	39,361,147
Net Assets
Beginning of period	326,742,657	287,381,510
End of period	$382,794,648	$326,742,657
Other Information
Undistributed net investment income end of period	$7,489,052	$7,482,378

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Value Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.78	$8.27	$8.62	$8.96	$7.39
Income from Investment Operations
Net investment income (loss)A	.17	.17	.13	.31B	.17
Net realized and unrealized gain (loss)	1.31	(.57)	(.20)	(.47)	1.64
Total from investment operations	1.48	(.40)	(.07)	(.16)	1.81
Distributions from net investment income	(.17)	(.09)	(.28)	(.17)	(.20)
Distributions from net realized gain	(.01)	–	–	(.01)	(.04)
Total distributions	(.18)	(.09)	(.28)	(.18)	(.24)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$9.08	$7.78	$8.27	$8.62	$8.96
Total ReturnD,E	19.36%	(4.91)%	(.81)%	(1.76)%	25.24%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.33%	1.40%	1.37%	1.32%	1.39%
Expenses net of fee waivers, if any	1.33%	1.40%	1.37%	1.32%	1.39%
Expenses net of all reductions	1.32%	1.39%	1.36%	1.32%	1.36%
Net investment income (loss)	2.01%	2.19%	1.58%	3.44%B	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$8,151	$7,717	$8,956	$6,296	$6,191
Portfolio turnover rateH	50%	47%	44%	69%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.90%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.76	$8.25	$8.60	$8.94	$7.38
Income from Investment Operations
Net investment income (loss)A	.14	.15	.11	.28B	.15
Net realized and unrealized gain (loss)	1.31	(.58)	(.20)	(.46)	1.64
Total from investment operations	1.45	(.43)	(.09)	(.18)	1.79
Distributions from net investment income	(.14)	(.06)	(.26)	(.15)	(.19)
Distributions from net realized gain	(.01)	–	–	(.01)	(.04)
Total distributions	(.15)	(.06)	(.26)	(.16)	(.23)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$9.06	$7.76	$8.25	$8.60	$8.94
Total ReturnD,E	19.04%	(5.24)%	(1.09)%	(1.99)%	24.86%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.64%	1.70%	1.66%	1.59%	1.66%
Expenses net of fee waivers, if any	1.64%	1.70%	1.66%	1.59%	1.65%
Expenses net of all reductions	1.63%	1.69%	1.65%	1.59%	1.63%
Net investment income (loss)	1.70%	1.89%	1.29%	3.17%B	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$4,181	$3,703	$4,086	$3,604	$3,758
Portfolio turnover rateH	50%	47%	44%	69%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.64%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.75	$8.23	$8.59	$8.93	$7.38
Income from Investment Operations
Net investment income (loss)A	.10	.11	.07	.24B	.11
Net realized and unrealized gain (loss)	1.31	(.57)	(.20)	(.45)	1.63
Total from investment operations	1.41	(.46)	(.13)	(.21)	1.74
Distributions from net investment income	(.11)	(.02)	(.23)	(.11)	(.15)
Distributions from net realized gain	(.01)	–	–	(.01)	(.04)
Total distributions	(.12)	(.02)	(.23)	(.13)C	(.19)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$9.04	$7.75	$8.23	$8.59	$8.93
Total ReturnE,F	18.41%	(5.61)%	(1.58)%	(2.43)%	24.17%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.12%	2.17%	2.15%	2.07%	2.14%
Expenses net of fee waivers, if any	2.12%	2.17%	2.14%	2.07%	2.14%
Expenses net of all reductions	2.11%	2.17%	2.14%	2.07%	2.11%
Net investment income (loss)	1.22%	1.42%	.81%	2.69%B	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$5,171	$4,168	$4,502	$3,647	$3,231
Portfolio turnover rateI	50%	47%	44%	69%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 C Total distributions of $.13 per share is comprised of distributions from net investment income of $.111 and distributions from net realized gain of $.014 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.79	$8.29	$8.64	$8.97	$7.40
Income from Investment Operations
Net investment income (loss)A	.20	.20	.16	.34B	.19
Net realized and unrealized gain (loss)	1.31	(.58)	(.19)	(.46)	1.65
Total from investment operations	1.51	(.38)	(.03)	(.12)	1.84
Distributions from net investment income	(.20)	(.12)	(.32)	(.20)	(.22)
Distributions from net realized gain	(.01)	–	–	(.01)	(.04)
Total distributions	(.21)	(.12)	(.32)	(.21)	(.27)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$9.09	$7.79	$8.29	$8.64	$8.97
Total ReturnE	19.83%	(4.69)%	(.41)%	(1.34)%	25.57%
Ratios to Average Net AssetsF,G
Expenses before reductions	.97%	1.03%	1.02%	.96%	1.05%
Expenses net of fee waivers, if any	.97%	1.03%	1.02%	.96%	1.05%
Expenses net of all reductions	.96%	1.03%	1.01%	.95%	1.02%
Net investment income (loss)	2.36%	2.56%	1.93%	3.80%B	2.41%
Supplemental Data
Net assets, end of period (000 omitted)	$359,770	$309,199	$267,567	$192,789	$181,568
Portfolio turnover rateH	50%	47%	44%	69%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.27%.

 C Total distributions of $.27 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.042 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.80	$8.29	$8.65	$8.98	$7.41
Income from Investment Operations
Net investment income (loss)A	.19	.19	.15	.33B	.19
Net realized and unrealized gain (loss)	1.31	(.58)	(.19)	(.45)	1.65
Total from investment operations	1.50	(.39)	(.04)	(.12)	1.84
Distributions from net investment income	(.19)	(.10)	(.32)	(.19)	(.23)
Distributions from net realized gain	(.01)	–	–	(.01)	(.04)
Total distributions	(.20)	(.10)	(.32)	(.21)C	(.27)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$9.10	$7.80	$8.29	$8.65	$8.98
Total ReturnE	19.68%	(4.81)%	(.53)%	(1.41)%	25.64%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.10%	1.17%	1.14%	1.05%	1.07%
Expenses net of fee waivers, if any	1.10%	1.17%	1.14%	1.05%	1.07%
Expenses net of all reductions	1.09%	1.16%	1.13%	1.04%	1.04%
Net investment income (loss)	2.23%	2.42%	1.81%	3.71%B	2.39%
Supplemental Data
Net assets, end of period (000 omitted)	$5,523	$1,955	$1,969	$1,310	$239
Portfolio turnover rateH	50%	47%	44%	69%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.18%.

 C Total distributions of $.21 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $0.14 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, International Value, and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$46,378,499
Gross unrealized depreciation	(12,928,378)
Net unrealized appreciation (depreciation)	$33,450,121
Tax Cost	$357,219,183

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,222,478
Capital loss carryforward	$(40,538,521)
Net unrealized appreciation (depreciation) on securities and other investments	$33,438,270

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (3,571,319)
2019	(31,368,797)
Total with expiration	$(34,940,116)
No expiration
Short-term	$(1,634,534)
Long-term	(3,963,871)
Total no expiration	$(5,598,405)
Total capital loss carryforward	$(40,538,521)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$8,581,453	$ 4,084,383

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities aggregated $172,260,962 and $172,307,064, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$18,763	$–
Class M	.25%	.25%	19,350	–
Class C	.75%	.25%	44,819	4,912
			$82,932	$4,912

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$4,121
Class M	863
Class C(a)	612
$5,596

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$19,912.27
Class M	12,625.33
Class C	13,645.30
International Value	525,662.16
Class I	10,678.29
	$582,522

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $179 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,098 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $181,569, including $36 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $35,011 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,934.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$160,715	$95,726
Class M	64,948	30,318
Class B	–	141
Class C	57,557	10,293
International Value	7,786,373	3,924,604
Class I	54,529	23,301
Total	$8,124,122	$4,084,383
From net realized gain
Class A	$10,650	$–
Class M	5,031	–
Class C	5,917	–
International Value	432,576	–
Class I	3,157	–
Total	$457,331	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	276,572	238,095	$2,327,962	$1,848,202
Reinvestment of distributions	21,396	11,425	166,672	93,224
Shares redeemed	(392,253)	(340,144)	(3,202,452)	(2,620,114)
Net increase (decrease)	(94,285)	(90,624)	$(707,818)	$(678,688)
Class M
Shares sold	101,768	88,717	$836,059	$694,653
Reinvestment of distributions	8,935	3,669	69,695	29,980
Shares redeemed	(126,227)	(110,449)	(1,023,584)	(851,756)
Net increase (decrease)	(15,524)	(18,063)	$(117,830)	$(127,123)
Class B
Shares sold	–	2	$–	$14
Reinvestment of distributions	–	15	–	124
Shares redeemed	–	(36,263)	–	(277,663)
Net increase (decrease)	–	(36,246)	$–	$(277,525)
Class C
Shares sold	120,429	105,656	$1,017,626	$808,615
Reinvestment of distributions	7,631	1,181	59,598	9,659
Shares redeemed	(94,013)	(115,602)	(768,940)	(896,778)
Net increase (decrease)	34,047	(8,765)	$308,284	$(78,504)
International Value
Shares sold	2,636,526	10,653,545	$22,208,337	$82,568,730
Reinvestment of distributions	1,033,790	470,177	8,032,545	3,831,944
Shares redeemed	(3,774,158)	(3,741,188)	(30,751,436)	(28,527,423)
Net increase (decrease)	(103,842)	7,382,534	$(510,554)	$57,873,251
Class I
Shares sold	426,959	73,854	$3,538,590	$567,094
Reinvestment of distributions	6,933	2,528	54,005	20,650
Shares redeemed	(77,592)	(63,368)	(639,455)	(499,837)
Net increase (decrease)	356,300	13,014	$2,953,140	$87,907

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 68% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.30%
Actual		$1,000.00	$1,083.50	$6.83
Hypothetical-C		$1,000.00	$1,018.65	$6.61
Class M	1.63%
Actual		$1,000.00	$1,082.40	$8.56
Hypothetical-C		$1,000.00	$1,016.99	$8.29
Class C	2.10%
Actual		$1,000.00	$1,080.00	$11.01
Hypothetical-C		$1,000.00	$1,014.62	$10.66
International Value	.96%
Actual		$1,000.00	$1,086.00	$5.05
Hypothetical-C		$1,000.00	$1,020.37	$4.89
Class I	1.10%
Actual		$1,000.00	$1,084.60	$5.78
Hypothetical-C		$1,000.00	$1,019.66	$5.60

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Value	12/11/2017	12/08/2017	$0.136	$0.014
Class A	12/11/2017	12/08/2017	$0.102	$0.014
Class C	12/11/2017	12/08/2017	$0.042	$0.014
Class I	12/11/2017	12/08/2017	$0.126	$0.014
Class M	12/11/2017	12/08/2017	$0.075	$0.014

International Value designates 3%, Class A designates 3%, Class C designates 5%, Class I designates 3%, and Class M designates 4% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

International Value designates 92%, Class A designates 100%, Class C designates 100%, Class I designates 96%, and Class M designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value	12/12/2016	$0.2208	$0.0118
Class A	12/12/2016	$0.1888	$0.0118
Class C	12/12/2016	$0.1298	$0.0118
Class I	12/12/2016	$0.2128	$0.0118
Class M	12/12/2016	$0.1648	$0.0118

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class A, Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class M, Class C, and Class I was above the competitive median because of a positive performance fee adjustment in 2016 and relatively higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class M was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AFIV-ANN-1217
1.827497.111

Fidelity® Series Canada Fund Annual Report October 31, 2017

Contents

Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Canada	97.1%
United States of America*	2.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

% of fund's net assets
Stocks	97.1
Short-Term Investments and Net Other Assets (Liabilities)	2.9

Top Ten Stocks as of October 31, 2017

% of fund's net assets
The Toronto-Dominion Bank (Banks)	10.1
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	6.8
Royal Bank of Canada (Banks)	5.1
Bank of Nova Scotia (Banks)	5.0
Manulife Financial Corp. (Insurance)	4.9
National Bank of Canada (Banks)	4.0
Canadian Pacific Railway Ltd. (Road & Rail)	3.9
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	3.7
Canadian National Railway Co. (Road & Rail)	3.5
Agrium, Inc. (Chemicals)	3.4
50.4

Top Market Sectors as of October 31, 2017

% of fund's net assets
Financials	38.9
Energy	19.5
Materials	11.0
Industrials	8.9
Consumer Staples	6.3
Information Technology	4.8
Telecommunication Services	3.7
Consumer Discretionary	2.5
Utilities	0.8
Real Estate	0.7

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2017, 26.1% of the Fund’s total assets were invested in the Diversified Banks industry, which accounts for more than 20% of the Canadian market.

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
CONSUMER DISCRETIONARY - 2.5%
Hotels, Restaurants & Leisure - 0.2%
Cara Operations Ltd.	118,300	$2,421,753
Leisure Products - 0.4%
BRP, Inc.	181,300	6,093,456
Media - 1.4%
Cogeco Communications, Inc.	121,000	8,699,132
Corus Entertainment, Inc. Class B (non-vtg.)	274,100	2,543,196
Quebecor, Inc. Class B (sub. vtg.)	229,700	8,667,387
		19,909,715
Specialty Retail - 0.3%
Sleep Country Canada Holdings, Inc.	165,600	4,912,419
Textiles, Apparel & Luxury Goods - 0.2%
ERO Copper Corp.	922,400	3,660,715

TOTAL CONSUMER DISCRETIONARY		36,998,058

CONSUMER STAPLES - 6.3%
Food & Staples Retailing - 6.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	968,400	45,406,182
George Weston Ltd.	421,200	35,364,998
North West Co., Inc.	470,800	11,488,089
		92,259,269
ENERGY - 19.5%
Energy Equipment & Services - 0.8%
Canadian Energy Services & Technology Corp.	1,734,500	9,344,062
ShawCor Ltd. Class A	148,647	3,221,588
		12,565,650
Oil, Gas & Consumable Fuels - 18.7%
ARC Resources Ltd.	797,200	9,720,143
Canadian Natural Resources Ltd.	1,342,200	46,838,109
Cenovus Energy, Inc.	2,015,800	19,562,682
Enbridge, Inc.	1,433,500	55,091,024
NuVista Energy Ltd. (a)	985,100	6,123,945
Peyto Exploration & Development Corp.	652,000	8,894,814
PrairieSky Royalty Ltd.	1,128,200	30,030,531
Suncor Energy, Inc.	2,941,400	99,863,049
		276,124,297

TOTAL ENERGY		288,689,947

FINANCIALS - 38.9%
Banks - 26.1%
Bank of Montreal	371,800	28,482,284
Bank of Nova Scotia	1,147,600	74,081,178
National Bank of Canada	1,208,600	58,654,714
Royal Bank of Canada	951,200	74,372,176
The Toronto-Dominion Bank	2,626,900	149,334,817
		384,925,169
Capital Markets - 3.5%
Brookfield Asset Management, Inc. Class A	593,100	24,880,685
CI Financial Corp.	826,200	18,367,116
Gluskin Sheff + Associates, Inc.	120,400	1,506,283
TMX Group Ltd.	131,400	7,179,588
		51,933,672
Insurance - 9.3%
Intact Financial Corp.	316,700	25,886,377
Manulife Financial Corp.	3,630,800	73,004,381
Power Corp. of Canada (sub. vtg.)	1,532,900	39,305,738
		138,196,496

TOTAL FINANCIALS		575,055,337

INDUSTRIALS - 8.9%
Professional Services - 0.6%
Stantec, Inc.	309,400	8,840,000
Road & Rail - 7.9%
Canadian National Railway Co.	632,000	50,854,910
Canadian Pacific Railway Ltd.	332,500	57,649,485
TransForce, Inc.	311,400	7,516,468
		116,020,863
Trading Companies & Distributors - 0.4%
Toromont Industries Ltd.	131,600	5,801,172

TOTAL INDUSTRIALS		130,662,035

INFORMATION TECHNOLOGY - 4.8%
IT Services - 1.9%
CGI Group, Inc. Class A (sub. vtg.) (a)	532,900	28,315,863
Software - 2.9%
Constellation Software, Inc.	38,800	22,074,586
Open Text Corp.	585,200	20,462,268
		42,536,854

TOTAL INFORMATION TECHNOLOGY		70,852,717

MATERIALS - 11.0%
Chemicals - 3.7%
Agrium, Inc.	453,700	49,393,198
Methanex Corp.	87,900	4,283,601
		53,676,799
Containers & Packaging - 1.1%
CCL Industries, Inc. Class B	341,100	16,440,274
Metals & Mining - 5.5%
Agnico Eagle Mines Ltd. (Canada)	374,900	16,738,423
Barrick Gold Corp.	556,400	8,039,141
Franco-Nevada Corp.	339,500	26,978,947
Lundin Mining Corp.	1,443,700	11,011,556
Premier Gold Mines Ltd. (a)	1,149,800	3,056,983
Wheaton Precious Metals Corp.	756,300	15,693,474
		81,518,524
Paper & Forest Products - 0.7%
Western Forest Products, Inc.	5,189,000	10,538,082

TOTAL MATERIALS		162,173,679

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Allied Properties (REIT)	323,900	10,379,061
TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 1.4%
TELUS Corp.	586,100	21,225,170
Wireless Telecommunication Services - 2.3%
Rogers Communications, Inc. Class B (non-vtg.)	651,200	33,789,108

TOTAL TELECOMMUNICATION SERVICES		55,014,278

UTILITIES - 0.8%
Electric Utilities - 0.8%
Hydro One Ltd.	657,600	11,626,894
TOTAL COMMON STOCKS
(Cost $1,391,524,683)		1,433,711,275

Money Market Funds - 2.6%
Fidelity Cash Central Fund, 1.10% (b)
(Cost $39,085,637)	39,077,822	39,085,637
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $1,430,610,320)		1,472,796,912
NET OTHER ASSETS (LIABILITIES) - 0.3%		4,170,298
NET ASSETS - 100%		$1,476,967,210

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$96,582
Total	$96,582

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,391,524,683)	$1,433,711,275
Fidelity Central Funds (cost $39,085,637)	39,085,637
Total Investment in Securities (cost $1,430,610,320)		$1,472,796,912
Foreign currency held at value (cost $1,060,299)		1,060,299
Receivable for fund shares sold		2,593,983
Dividends receivable		1,388,867
Distributions receivable from Fidelity Central Funds		36,061
Total assets		1,477,876,122
Liabilities
Payable for investments purchased	$726,294
Payable for fund shares redeemed	178,242
Other payables and accrued expenses	4,376
Total liabilities		908,912
Net Assets		$1,476,967,210
Net Assets consist of:
Paid in capital		$1,430,588,368
Undistributed net investment income		6,106,214
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,889,438)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		42,162,066
Net Assets, for 138,611,784 shares outstanding		$1,476,967,210
Net Asset Value, offering price and redemption price per share ($1,476,967,210 ÷ 138,611,784 shares)		$10.66

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period August 15, 2017 (commencement of operations) to October 31, 2017
Investment Income
Dividends		$7,069,576
Income from Fidelity Central Funds		96,582
Income before foreign taxes withheld		7,166,158
Less foreign taxes withheld		(1,055,194)
Total income		6,110,964
Expenses
Custodian fees and expenses	$4,378
Independent trustees' fees and expenses	372
Total expenses		4,750
Net investment income (loss)		6,106,214
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,004,457)
Foreign currency transactions	(883,903)
Futures contracts	(1,078)
Total net realized gain (loss)		(1,889,438)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	42,186,592
Assets and liabilities in foreign currencies	(24,526)
Total change in net unrealized appreciation (depreciation)		42,162,066
Net gain (loss)		40,272,628
Net increase (decrease) in net assets resulting from operations		$46,378,842

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period August 15, 2017 (commencement of operations) to October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,106,214
Net realized gain (loss)	(1,889,438)
Change in net unrealized appreciation (depreciation)	42,162,066
Net increase (decrease) in net assets resulting from operations	46,378,842
Share transactions
Proceeds from sales of shares	1,473,942,687
Cost of shares redeemed	(43,354,319)
Net increase (decrease) in net assets resulting from share transactions	1,430,588,368
Total increase (decrease) in net assets	1,476,967,210
Net Assets
Beginning of period	–
End of period	$1,476,967,210
Other Information
Undistributed net investment income end of period	$6,106,214
Shares
Sold	142,690,282
Redeemed	(4,078,498)
Net increase (decrease)	138,611,784

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Canada Fund

Years ended October 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.06
Net realized and unrealized gain (loss)	.60
Total from investment operations	.66
Net asset value, end of period	$10.66
Total ReturnC	6.60%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F,G
Expenses net of fee waivers, if any	- %F,G
Expenses net of all reductions	- %F,G
Net investment income (loss)	2.62%F
Supplemental Data
Net assets, end of period (000 omitted)	$1,476,967
Portfolio turnover rateH	3%I

 A For the period August 15, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Annualized

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Series Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$56,796,351
Gross unrealized depreciation	(18,748,999)
Net unrealized appreciation (depreciation)	$38,047,352
Tax Cost	$1,434,749,560

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,744,026
Capital loss carryforward	$(388,009)
Net unrealized appreciation (depreciation) on securities and other investments	$38,022,826

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(387,362)
Long Term	(647)
Total capital loss carryforward	$(388,009)

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,425,746,345 and $33,214,304, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series Canada Fund (a fund of Fidelity Investment Trust) as of October 31, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for the period August 15, 2017 (commencement of operations) to October 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Series Canada Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Investment Trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 15, 2017 to October 31, 2017). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2017	Expenses Paid During Period
Actual	- %B	$1,000.00	$1,066.00	$--C
Hypothetical-D		$1,000.00	$1,025.21	$--E

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Amount represents less than .005%.

 C Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 78/365 (to reflect the period August 15, 2017 to October 31, 2017).

 D 5% return per year before expenses

 E Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Canada Fund voted to pay on December 11, 2017, to shareholders of record at the opening of business on December 8, 2017, a distribution of $.019 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.097 per share from net investment income.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Canada Fund

On May 16, 2017, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy, and the purpose of Series funds generally. The Board considered the structure of the investment personnel compensation program, and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers, and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..The Board considered the fund would not pay a management fee for investment advisory services. In reviewing the Advisory Contracts, the Board also considered the projected total expense ratio of the fund. The Board noted that FMR pays all other expenses of the fund, with limited exceptions.

The Board also noted that FMR had contractually agreed to reimburse the fund through December 31, 2020 to the extent total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of its average net assets exceed 1.4 bp.

The Board considered the total expense ratio of the fund after the effect of the contractual expense cap arrangements.

Based on its review, the Board concluded that the fund's projected total expense ratio was reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds as well as the profitability of each fund that invests in this fund.

Economies of Scale.  The Board concluded that because the fund does not pay a management fee and FMR pays all other expenses of the fund, with limited exceptions, economies of scale cannot be realized by the fund, but may be realized by the other Fidelity funds that invest in the fund.

Additional Information Considered by the Board.  In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board received information explaining that the fund is offered exclusively to other Fidelity funds, which use the fund to gain exposure to a specific type of investment. The Board also noted that those Fidelity funds investing in the fund will benefit from investing in one centralized fund as the fund may deliver more uniform asset class performance and offer additional opportunities to generate returns and diversify the investing funds' international equity allocations.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Board Approval of Investment Advisory Contracts
At its July 2017 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve amended and restated sub-advisory agreements with FMR Co., Inc., FMR Investment Management (U.K.) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited (together, the Sub-Advisers) for the fund (together, the Amended Contracts). The Board noted that the Amended Contracts are intended to ensure consistency in the sub-advisory fees paid under a new fee structure, pursuant to which the fund does not pay a management fee to Fidelity Management & Research Company (FMR), as compared to the sub-advisory fees paid under the prior fee structure. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and the Sub-Advisers to the fund, including the resources dedicated to investment management and support services, as well as administrative services. At its May 2017 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management and sub-advisory agreements should benefit the fund's shareholders. The Board noted that approval of the Amended Contracts would not change the management fee payable by the fund, the total expenses of the fund, the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations.

The Board considered that the fund does not pay a management fee for investment advisory services and that the Sub-Advisers receive compensation from FMR or its affiliates. The Board noted at its May 2017 meeting that FMR pays all other expenses of the fund, with limited exceptions. Because the Board was approving arrangements with the Sub-Advisers under which the fund will not bear any additional management fees or expenses and under which the fund's portfolio manager would not change, it did not consider the fund's investment performance, competitiveness of management fee and total expenses, or costs of services and profitability to be significant factors in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including administrative services and investment performance; (ii) the competitiveness of the fund's management fee and total expenses; and (iii) the level of Fidelity's profits in respect of all the Fidelity funds.

The Board noted that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions, economies of scale cannot be realized by the fund.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund's Amended Contracts are fair and reasonable, and that the fund's Amended Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SAD-ANN-1217
1.9883882.100

Fidelity Advisor® Total Emerging Markets Fund -

Class A, Class M (formerly Class T), Class C and Class I

Annual Report

October 31, 2017

Class A, Class M, Class C and Class I are classes of Fidelity® Total Emerging Markets Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	14.17%	5.05%	5.67%
Class M (incl. 3.50% sales charge)	16.43%	5.25%	5.79%
Class C (incl. contingent deferred sales charge)	19.29%	5.50%	5.92%
Class I	21.51%	6.56%	6.99%

 A From November 1, 2011

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total Emerging Markets Fund - Class A on November 1, 2011, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$13,921	Fidelity Advisor® Total Emerging Markets Fund - Class A
$13,639	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending October 31, 2017, the Fidelity Total Emerging Markets Composite Index – consisting of 60% equities and 40% debt – gained 18.14%. Separately, emerging-markets (EM) equity gained 26.91%, as measured by the MSCI Emerging Markets Index. EM debt rose 5.89%, according to the J.P. Morgan Emerging Markets Bond Index Global. Both asset classes generally benefited from continued synchronized expansion in global economic activity, which sustained investors' appetite for risk assets. Moreover, a continued flattening of the yield curve – partly the result of a decline in 30-year interest rates – also supported EM debt. EM equities were bolstered by China (+41%) and South Korea (+41%). Improved economic growth supported Chinese stocks, while a widespread technology rally lifted both markets. Turning to EM debt, Ukrainian bonds advanced about 17%. The country issued its first sovereign bond since restructuring its debt in 2015, drawing widespread demand. In addition, reforms progressed due to the influence of the International Monetary Fund, which provided financing support. One of the few countries in the EM debt index to decline was Venezuela (-1%), which suffered amid geopolitical tension and U.S.-issued sanctions.

Comments from Lead Portfolio Manager John Carlson:  For the year, the fund’s share classes (excluding sales charges, if applicable) advanced about 21%, outpacing the Composite index. Versus the Composite, successful security selection within both the EM equity and debt subportfolios lifted relative performance, as did asset allocation. The debt sleeve outperformed its benchmark, mainly due to helpful decisions in Ukraine, Venezuela, China and Argentina. Successful security selection overwhelmingly drove the equity sleeve's strong outperformance of its benchmark, with choices among consumer discretionary, industrials, consumer staples and information technology stocks helping the most. Conversely, choices in the health care and real estate sectors detracted. Among individual stocks, an overweighting in Taiwan-based GlobalWafers was our biggest individual contributor. The firm makes silicon wafers upon which semiconductors are made. The stock benefited from the integration of a key acquisition last year, as well as continued growth in global chip manufacturing, led by China. However, underexposure to a few strong-performing South Korea-based technology names, namely chipmakers Samsung Electronics and SK Hynix, hurt the relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	4.0	2.7
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	3.5	1.5
Naspers Ltd. Class N (South Africa, Media)	1.9	2.6
Sberbank of Russia (Russia, Banks)	1.7	1.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.5	2.1
	12.6

Top Five Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.2	16.3
Information Technology	17.9	14.6
Consumer Discretionary	10.2	9.6
Energy	9.5	9.3
Materials	5.9	5.3

Top Five Countries as of October 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Cayman Islands	10.9	10.3
Korea (South)	9.3	8.0
Brazil	7.1	6.4
India	6.6	5.1
China	6.3	4.7

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2017
Stocks	71.5%
Bonds	25.6%
Short-Term Investments and Net Other Assets (Liabilities)	2.9%

As of April 30, 2017
Stocks and Equity Futures	68.6%
Bonds	27.4%
Short-Term Investments and Net Other Assets (Liabilities)	4.0%

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 66.8%
		Shares	Value
Argentina - 0.3%
Grupo Superveille SA sponsored ADR		29,700	$796,257
Telecom Argentina SA Class B sponsored ADR (a)		14,934	486,998
YPF SA Class D sponsored ADR		44,700	1,097,832

TOTAL ARGENTINA			2,381,087

Australia - 0.0%
Frontier Digital Ventures Ltd. (a)		419,187	208,536
Austria - 0.2%
Erste Group Bank AG		23,655	1,016,486
Bermuda - 1.1%
AGTech Holdings Ltd. (a)		1,920,000	334,709
Credicorp Ltd. (United States)		10,500	2,199,120
GP Investments Ltd. Class A (depositary receipt) (a)		22,922	40,991
Shangri-La Asia Ltd.		2,102,000	4,181,690
VimpelCom Ltd. sponsored ADR		343,660	1,343,711

TOTAL BERMUDA			8,100,221

Brazil - 3.2%
Azul SA sponsored ADR		33,600	849,744
B2W Companhia Global do Varejo (a)		928,517	6,025,866
Banco do Brasil SA		200,400	2,109,796
BR Malls Participacoes SA		262,923	1,019,125
Centrais Eletricas Brasileiras SA (Electrobras) (a)		64,540	435,028
Companhia de Saneamento de Minas Gerais		99,636	1,200,030
Cosan SA Industria e Comercio		108,255	1,237,654
Direcional Engenharia SA (a)		326,900	584,589
Localiza Rent A Car SA		79,895	1,413,360
Minerva SA		294,800	1,036,346
Smiles Fidelidade SA		97,200	2,540,458
Vale SA sponsored ADR		506,868	4,962,238

TOTAL BRAZIL			23,414,234

British Virgin Islands - 0.9%
Despegar.com Corp.		37,900	1,167,320
Mail.Ru Group Ltd. GDR (Reg. S) (a)		174,266	5,663,645

TOTAL BRITISH VIRGIN ISLANDS			6,830,965

Canada - 0.3%
Pan American Silver Corp.		88,200	1,440,306
Torex Gold Resources, Inc. (a)		50,530	696,790

TOTAL CANADA			2,137,096

Cayman Islands - 10.9%
58.com, Inc. ADR (a)		45,150	3,032,726
Alibaba Group Holding Ltd. sponsored ADR (a)		139,400	25,773,666
BizLink Holding, Inc.		66,294	664,304
China Biologic Products Holdings, Inc.		7,700	598,367
China Literature Ltd.		4,366	30,780
Ctrip.com International Ltd. ADR (a)		21,100	1,010,479
Haitian International Holdings Ltd.		446,000	1,334,901
JD.com, Inc. sponsored ADR (a)		251,500	9,436,280
NetEase, Inc. ADR		9,900	2,791,008
Qudian, Inc. ADR		400	9,960
Sea Ltd. ADR (b)		24,400	367,952
Secoo Holding Ltd. ADR		22,000	159,280
Silergy Corp.		9,000	194,406
Silicon Motion Technology Corp. sponsored ADR		14,900	721,458
Tencent Holdings Ltd.		645,350	29,005,318
Uni-President China Holdings Ltd.		2,725,600	2,277,913
Vipshop Holdings Ltd. ADR (a)		180,600	1,426,740
ZTO Express (Cayman), Inc. sponsored ADR		52,900	845,871

TOTAL CAYMAN ISLANDS			79,681,409

Chile - 0.8%
Compania Cervecerias Unidas SA sponsored ADR		72,800	2,073,344
Enersis SA		5,152,627	1,105,089
Inversiones La Construccion SA		59,428	1,013,017
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR		16,500	985,710
Vina Concha y Toro SA		519,858	917,113

TOTAL CHILE			6,094,273

China - 6.3%
BBMG Corp. (H Shares)		2,286,000	1,139,865
China Life Insurance Co. Ltd. (H Shares)		2,124,834	7,044,468
China Longyuan Power Grid Corp. Ltd. (H Shares)		2,281,960	1,690,687
China Molybdenum Co. Ltd. (H Shares)		420,000	272,951
China Pacific Insurance (Group) Co. Ltd. (H Shares)		869,706	4,286,435
China Petroleum & Chemical Corp. (H Shares)		1,714,000	1,258,622
China Telecom Corp. Ltd. (H Shares)		2,803,949	1,405,317
Conch Cement Co. Ltd. (H Shares)		388,000	1,658,651
Guangzhou Automobile Group Co. Ltd. (H Shares)		1,812,000	4,505,960
Hangzhou Hikvision Digital Technology Co. Ltd. Class A		201,100	1,190,554
Industrial & Commercial Bank of China Ltd. (H Shares)		13,029,160	10,337,952
Kweichow Moutai Co. Ltd. (A Shares)		7,499	698,519
Maanshan Iron & Steel Ltd. (H Shares) (a)		866,000	406,281
PICC Property & Casualty Co. Ltd. (H Shares)		1,046,580	2,074,003
Qingdao Haier Co. Ltd.		1,286,251	3,353,802
Shanghai International Airport Co. Ltd. (A Shares)		235,114	1,550,323
Tsingtao Brewery Co. Ltd. (H Shares)		390,000	1,632,207
Zhengzhou Yutong Bus Co. Ltd.		335,590	1,286,743

TOTAL CHINA			45,793,340

Colombia - 0.1%
Bancolombia SA sponsored ADR		15,395	581,161
Cyprus - 0.1%
Etalon Group PLC GDR (Reg. S)		162,600	658,530
Egypt - 0.0%
Six of October Development & Investment Co. (a)		149,100	156,736
Greece - 0.2%
Titan Cement Co. SA (Reg.)		63,700	1,537,444
Hong Kong - 3.3%
AIA Group Ltd.		95,120	715,711
China Mobile Ltd.		12,950	130,256
China Mobile Ltd. sponsored ADR		49,252	2,484,763
China Overseas Land and Investment Ltd.		648,500	2,103,090
China Resources Beer Holdings Co. Ltd.		1,090,666	3,145,587
China Resources Power Holdings Co. Ltd.		740,009	1,422,839
China Unicom Ltd. (a)		132,500	187,999
China Unicom Ltd. sponsored ADR (a)		104,520	1,476,868
CNOOC Ltd.		3,119,000	4,258,662
CSPC Pharmaceutical Group Ltd.		1,192,000	2,071,874
Far East Horizon Ltd.		3,371,980	3,349,764
Sinotruk Hong Kong Ltd.		1,095,000	1,454,124
Techtronic Industries Co. Ltd.		216,500	1,269,628

TOTAL HONG KONG			24,071,165

India - 6.6%
Adani Ports & Special Economic Zone Ltd.		297,696	1,978,586
Axis Bank Ltd.		345,946	2,795,083
Bharat Petroleum Corp. Ltd.		327,667	2,740,764
Bharti Infratel Ltd.		249,464	1,703,483
Coal India Ltd.		344,413	1,523,662
Eicher Motors Ltd.		1,595	794,012
Federal Bank Ltd.		745,104	1,401,026
ICICI Bank Ltd.		334,745	1,569,742
ICICI Bank Ltd. sponsored ADR		342,840	3,136,986
Indraprastha Gas Ltd.		49,828	1,219,843
InterGlobe Aviation Ltd.		48,086	926,704
ITC Ltd.		432,498	1,774,745
JK Cement Ltd.		79,550	1,231,520
Larsen & Toubro Ltd.		105,092	1,983,845
LIC Housing Finance Ltd.		257,628	2,382,114
Lupin Ltd.		167,037	2,652,083
Petronet LNG Ltd.		325,459	1,306,108
Phoenix Mills Ltd.		201,080	1,632,242
Power Grid Corp. of India Ltd.		314,674	1,029,555
Reliance Industries Ltd.		438,986	6,378,687
SREI Infrastructure Finance Ltd.		116,223	205,881
State Bank of India		431,823	2,039,405
Sun Pharmaceutical Industries Ltd.		367,195	3,135,477
Tata Motors Ltd. (a)		367,301	2,430,143
Tejas Networks Ltd.		37,582	189,303

TOTAL INDIA			48,160,999

Indonesia - 1.9%
PT Astra International Tbk		6,130,200	3,615,971
PT Bank Mandiri (Persero) Tbk		4,384,100	2,278,924
PT Bank Rakyat Indonesia Tbk		2,610,000	3,002,101
PT Indocement Tunggal Prakarsa Tbk		644,300	1,066,509
PT Kalbe Farma Tbk		6,587,100	777,096
PT Link Net Tbk		1,521,900	559,947
PT Lippo Karawaci Tbk		5,578,500	283,809
PT Media Nusantara Citra Tbk		4,697,700	540,344
PT Semen Gresik (Persero) Tbk		1,856,400	1,491,964

TOTAL INDONESIA			13,616,665

Israel - 0.2%
Bezeq The Israel Telecommunication Corp. Ltd.		1,055,255	1,575,728
Japan - 0.5%
Minebea Mitsumi, Inc.		28,500	522,494
Panasonic Corp.		58,800	887,843
Sumco Corp.		78,200	1,722,477
TDK Corp.		6,500	499,456

TOTAL JAPAN			3,632,270

Korea (South) - 7.8%
AMOREPACIFIC Group, Inc.		22,985	2,949,984
BS Financial Group, Inc.		306,417	2,724,096
Daou Technology, Inc.		97,211	1,595,419
Duk San Neolux Co. Ltd.		12,583	247,026
Fila Korea Ltd.		934	56,553
Hanon Systems		99,944	1,162,046
Hyundai Fire & Marine Insurance Co. Ltd.		50,621	2,053,200
Hyundai Glovis Co. Ltd.		9,908	1,338,093
Hyundai Industrial Development & Construction Co.		17,529	628,673
Hyundai Mipo Dockyard Co. Ltd. (a)		9,923	962,933
Hyundai Mobis		27,350	6,518,952
InterPark INT Corp.		29,545	246,541
KB Financial Group, Inc.		121,436	6,362,031
KEPCO Plant Service & Engineering Co. Ltd.		15,493	572,280
Korea Electric Power Corp.		28,583	1,004,133
Korea Express Co. Ltd. (a)		10,300	1,446,306
Korean Reinsurance Co.		140,421	1,406,609
KT Corp.		11,630	305,858
KT Corp. sponsored ADR		18,890	271,827
LG Chemical Ltd.		13,541	4,886,721
LG Telecom Ltd.		66,519	764,490
NAVER Corp.		2,379	1,902,196
Samsung Electronics Co. Ltd.		2,356	5,803,132
Samsung Life Insurance Co. Ltd.		16,190	1,954,807
Samsung SDI Co. Ltd.		18,150	3,344,006
Shinhan Financial Group Co. Ltd.		141,551	6,371,067

TOTAL KOREA (SOUTH)			56,878,979

Mauritius - 0.1%
MakeMyTrip Ltd. (a)		30,500	832,650
Mexico - 1.7%
America Movil S.A.B. de CV Series L sponsored ADR		24,600	421,152
CEMEX S.A.B. de CV sponsored ADR		272,583	2,210,648
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		114,400	1,085,000
Grupo Financiero Banorte S.A.B. de CV Series O		537,529	3,190,113
Infraestructura Energetica Nova S.A.B. de CV		25,284	129,099
Macquarie Mexican (REIT)		1,979,270	2,374,494
Promotora y Operadora de Infraestructura S.A.B. de CV		90,110	855,708
Tenedora Nemak SA de CV		31,814	23,912
Wal-Mart de Mexico SA de CV Series V		1,028,900	2,299,116

TOTAL MEXICO			12,589,242

Netherlands - 0.9%
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 9/5/18 (a)(c)		99,825	590,985
X5 Retail Group NV GDR (Reg. S) (a)		20,300	834,330
Yandex NV Series A (a)		157,987	5,344,700

TOTAL NETHERLANDS			6,770,015

Nigeria - 0.3%
Guaranty Trust Bank PLC		3,465,183	404,271
Guaranty Trust Bank PLC GDR (Reg. S)		124,480	746,880
Transnational Corp. of Nigeria PLC (a)		41,804,033	167,216
Zenith Bank PLC		16,215,469	1,148,145

TOTAL NIGERIA			2,466,512

Pakistan - 0.2%
Habib Bank Ltd.		953,200	1,452,310
Panama - 0.2%
Copa Holdings SA Class A		11,149	1,373,445
Peru - 0.2%
Compania de Minas Buenaventura SA sponsored ADR		101,200	1,395,548
Philippines - 0.6%
International Container Terminal Services, Inc.		390,620	801,905
Metropolitan Bank & Trust Co.		1,507,081	2,530,037
Robinsons Land Corp.		2,417,880	1,181,157

TOTAL PHILIPPINES			4,513,099

Russia - 3.7%
Lukoil PJSC sponsored ADR		80,200	4,258,620
MegaFon PJSC		46,200	458,208
MegaFon PJSC GDR		32,060	335,027
MMC Norilsk Nickel PJSC sponsored ADR		215,400	3,963,360
Mobile TeleSystems OJSC		253,962	1,223,700
NOVATEK OAO GDR (Reg. S)		21,600	2,464,560
RusHydro PJSC		76,654,300	1,070,906
Sberbank of Russia		1,638,160	5,428,258
Sberbank of Russia sponsored ADR		490,284	7,035,575
Unipro PJSC		20,261,700	888,701

TOTAL RUSSIA			27,126,915

Singapore - 0.2%
First Resources Ltd.		799,500	1,155,465
South Africa - 4.5%
Aspen Pharmacare Holdings Ltd.		94,261	2,129,727
Barclays Africa Group Ltd.		152,614	1,512,674
Bidvest Group Ltd.		107,056	1,298,566
FirstRand Ltd.		553,500	2,006,321
Imperial Holdings Ltd.		215,464	3,087,930
Life Healthcare Group Holdings Ltd.		634,300	1,175,398
MTN Group Ltd.		240,600	2,089,185
Naspers Ltd. Class N		56,545	13,777,563
Nedbank Group Ltd.		80,580	1,181,850
Sasol Ltd.		52,800	1,542,699
Tiger Brands Ltd.		98,900	2,700,055

TOTAL SOUTH AFRICA			32,501,968

Taiwan - 5.7%
Advantech Co. Ltd.		83,897	573,455
Chroma ATE, Inc.		166,000	809,675
eMemory Technology, Inc.		7,995	98,021
Genius Electronic Optical Co. Ltd. (a)		28,000	315,416
GlobalWafers Co. Ltd.		374,300	4,328,209
Hon Hai Precision Industry Co. Ltd. (Foxconn)		270,000	1,003,384
King's Town Bank		400,600	437,978
LandMark Optoelectronics Corp.		72,000	918,575
Largan Precision Co. Ltd.		55,403	10,505,944
MediaTek, Inc.		57,000	647,770
Nanya Technology Corp.		517,000	1,403,232
PChome Online, Inc.		71,032	411,278
Quanta Computer, Inc.		696,000	1,639,658
Taiwan Fertilizer Co. Ltd.		387,000	505,933
Taiwan Semiconductor Manufacturing Co. Ltd.		1,338,000	10,824,514
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		11,342	480,107
Unified-President Enterprises Corp.		1,234,000	2,579,534
United Microelectronics Corp.		3,770,000	1,947,105
Universal Cement Corp.		374,219	289,933
Wistron NeWeb Corp.		30,728	88,193
Yuanta Financial Holding Co. Ltd.		4,066,231	1,807,933

TOTAL TAIWAN			41,615,847

Thailand - 0.6%
Delta Electronics PCL (For. Reg.)		236,800	613,028
PTT Global Chemical PCL (For. Reg.)		1,143,600	2,754,004
Star Petroleum Refining PCL		1,910,800	1,000,840

TOTAL THAILAND			4,367,872

Turkey - 1.4%
Bim Birlesik Magazalar A/S JSC		102,000	2,079,767
Tupras Turkiye Petrol Rafinerileri A/S		74,200	2,669,874
Turkcell Iletisim Hizmet A/S		554,300	2,070,470
Turkcell Iletisim Hizmet A/S sponsored ADR (b)		19,500	183,105
Turkiye Garanti Bankasi A/S		1,213,000	3,335,027

TOTAL TURKEY			10,338,243

United Arab Emirates - 1.2%
DP World Ltd.		65,964	1,566,645
Emaar Properties PJSC		1,999,013	4,512,224
National Bank of Abu Dhabi PJSC		863,602	2,433,741

TOTAL UNITED ARAB EMIRATES			8,512,610

United Kingdom - 0.2%
Fresnillo PLC		61,500	1,063,490
Shanghai International Airport Co. Ltd. ELS (UBS Warrant Programme) warrants 5/11/18 (c)		9,200	60,664

TOTAL UNITED KINGDOM			1,124,154

United States of America - 0.4%
Cognizant Technology Solutions Corp. Class A		25,200	1,906,884
MercadoLibre, Inc.		3,400	817,054

TOTAL UNITED STATES OF AMERICA			2,723,938

TOTAL COMMON STOCKS
(Cost $414,136,019)			487,387,157

Nonconvertible Preferred Stocks - 4.7%
Brazil - 3.2%
Ambev SA sponsored ADR		554,300	3,508,719
Banco do Estado Rio Grande do Sul SA		213,320	993,794
Companhia Paranaense de Energia-Copel:
(PN-B)		4,015	30,671
(PN-B) sponsored ADR		168,852	1,298,472
Fibria Celulose SA sponsored ADR		161,700	2,577,498
Itau Unibanco Holding SA sponsored ADR		515,141	6,598,956
Metalurgica Gerdau SA (PN) (a)		925,170	1,445,180
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.) (a)		462,406	4,739,662
Telefonica Brasil SA		150,743	2,327,063

TOTAL BRAZIL			23,520,015

Korea (South) - 1.5%
Hyundai Motor Co. Series 2		51,644	5,219,412
Samsung Electronics Co. Ltd.		1,991	3,988,802
Samsung Fire & Marine Insurance Co. Ltd.		9,832	1,578,445

TOTAL KOREA (SOUTH)			10,786,659

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $29,356,617)			34,306,674
		Principal Amount(d)	Value

Nonconvertible Bonds - 7.4%
Azerbaijan - 0.8%
Southern Gas Corridor CJSC 6.875% 3/24/26 (c)		2,330,000	2,632,993
State Oil Co. of Azerbaijan Republic 6.95% 3/18/30 (Reg. S)		3,225,000	3,544,739

TOTAL AZERBAIJAN			6,177,732

Bahrain - 0.1%
The Oil and Gas Holding Co. 7.5% 10/25/27 (c)		455,000	472,081
British Virgin Islands - 0.1%
1MDB Global Investments Ltd. 4.4% 3/9/23		1,000,000	960,765
Canada - 0.3%
First Quantum Minerals Ltd.:
7.25% 5/15/22 (c)		450,000	470,250
7.25% 4/1/23 (c)		1,700,000	1,797,750
7.5% 4/1/25 (c)		200,000	211,750

TOTAL CANADA			2,479,750

Cayman Islands - 0.0%
Sparc Em Spc 0% 12/5/22 (c)		200,000	182,500
Georgia - 0.6%
Georgian Oil & Gas Corp. 6.75% 4/26/21 (c)		2,000,000	2,140,000
JSC BGEO Group 6% 7/26/23 (c)		850,000	873,511
JSC Georgian Railway 7.75% 7/11/22 (c)		1,250,000	1,395,338

TOTAL GEORGIA			4,408,849

Indonesia - 0.2%
PT Pertamina Persero 6.5% 5/27/41 (c)		1,000,000	1,206,769
Ireland - 0.5%
Vnesheconombank Via VEB Finance PLC:
6.025% 7/5/22 (c)		900,000	976,597
6.8% 11/22/25 (c)		2,075,000	2,359,420

TOTAL IRELAND			3,336,017

Israel - 0.0%
Israel Electric Corp. Ltd. 7.75% 12/15/27 (Reg. S)		275,000	353,374
Kazakhstan - 0.1%
KazMunaiGaz Finance Sub BV 5.75% 4/19/47 (c)		490,000	492,450
Mexico - 1.6%
Pemex Project Funding Master Trust:
6.625% 6/15/35		3,875,000	4,092,000
8.625% 2/1/22		300,000	350,609
Petroleos Mexicanos:
6.5% 3/13/27 (c)		500,000	546,000
6.5% 3/13/27 (c)		1,505,000	1,643,460
6.5% 6/2/41		3,550,000	3,594,375
6.875% 8/4/26		1,200,000	1,348,200

TOTAL MEXICO			11,574,644

Mongolia - 0.1%
Trade and Development Bank of Mongolia LLC 9.375% 5/19/20 (Reg. S)		850,000	933,738
Morocco - 0.1%
OCP SA 6.875% 4/25/44 (c)		775,000	873,735
Netherlands - 0.4%
Petrobras Global Finance BV:
7.25% 3/17/44		705,000	739,369
8.75% 5/23/26		1,675,000	2,028,844

TOTAL NETHERLANDS			2,768,213

Oman - 0.1%
Oman Sovereign Sukuk SAOC 4.397% 6/1/24 (c)		1,000,000	1,000,000
Peru - 0.1%
Petroleos Del Peru Petroperu SA:
4.75% 6/19/32 (c)		205,000	209,551
5.625% 6/19/47 (c)		275,000	289,438

TOTAL PERU			498,989

South Africa - 0.4%
Eskom Holdings SOC Ltd. 6.75% 8/6/23 (c)		2,825,000	2,888,563
Trinidad & Tobago - 0.2%
Petroleum Co. of Trinidad & Tobago Ltd.:
6% 5/8/22 (c)		285,417	288,271
9.75% 8/14/19 (c)		750,000	798,750

TOTAL TRINIDAD & TOBAGO			1,087,021

Tunisia - 0.3%
Banque Centrale de Tunisie 5.75% 1/30/25 (c)		2,500,000	2,478,730
United Arab Emirates - 0.3%
Abu Dhabi Crude Oil Pipeline 4.6% 11/2/47 (c)		570,000	582,434
Dolphin Energy Ltd.:
5.5% 12/15/21 (c)		340,000	371,422
5.888% 6/15/19 (c)		750,250	772,622
DP World Ltd. 6.85% 7/2/37 (Reg. S)		500,000	618,750

TOTAL UNITED ARAB EMIRATES			2,345,228

United Kingdom - 0.4%
Biz Finance PLC 9.625% 4/27/22 (c)		2,450,000	2,646,196
Venezuela - 0.7%
Petroleos de Venezuela SA:
5.375% 4/12/27		1,750,000	505,750
5.5% 4/12/37		1,000,000	287,500
6% 5/16/24 (c)		3,600,000	1,017,000
6% 11/15/26 (Reg. S)		2,450,000	679,875
8.5% 10/27/20 (Reg. S)		2,625,000	2,182,688
9% 11/17/21 (Reg. S)		550,000	243,375
12.75% 2/17/22 (c)		600,000	271,500

TOTAL VENEZUELA			5,187,688

TOTAL NONCONVERTIBLE BONDS
(Cost $54,219,152)			54,353,032

Government Obligations - 18.4%
Argentina - 1.6%
Argentine Republic:
6.875% 1/26/27		1,800,000	1,962,000
7.125% 7/6/36		400,000	430,200
7.5% 4/22/26		5,960,000	6,734,800
7.82% 12/31/33	EUR	1,685,727	2,255,904

TOTAL ARGENTINA			11,382,904

Armenia - 0.3%
Republic of Armenia 7.15% 3/26/25 (c)		1,820,000	2,032,485
Barbados - 0.2%
Barbados Government 7% 8/4/22 (c)		1,313,000	1,185,481
Belarus - 0.2%
Belarus Republic:
6.875% 2/28/23 (c)		290,000	308,183
7.625% 6/29/27 (c)		1,265,000	1,394,663

TOTAL BELARUS			1,702,846

Bolivia - 0.2%
Plurinational State of Bolivia 4.5% 3/20/28 (c)		1,300,000	1,264,250
Brazil - 0.7%
Brazilian Federative Republic:
4.625% 1/13/28		500,000	496,500
5% 1/27/45		600,000	555,230
5.625% 2/21/47		800,000	815,200
7.125% 1/20/37		700,000	836,150
8.25% 1/20/34		1,600,000	2,079,200
12.25% 3/6/30		100,000	165,750

TOTAL BRAZIL			4,948,030

Cameroon - 0.3%
Cameroon Republic 9.5% 11/19/25 (c)		2,050,000	2,429,578
Colombia - 0.2%
Colombian Republic:
6.125% 1/18/41		575,000	676,775
7.375% 9/18/37		550,000	726,000

TOTAL COLOMBIA			1,402,775

Dominican Republic - 0.3%
Dominican Republic:
5.95% 1/25/27 (c)		750,000	807,375
6.85% 1/27/45 (c)		550,000	613,250
7.45% 4/30/44 (c)		425,000	504,688

TOTAL DOMINICAN REPUBLIC			1,925,313

Ecuador - 0.3%
Ecuador Republic:
7.95% 6/20/24 (c)		200,000	202,000
8.75% 6/2/23 (c)		800,000	839,200
8.875% 10/23/27 (c)		460,000	469,163
9.625% 6/2/27 (c)		200,000	215,000
9.65% 12/13/26 (c)		200,000	217,000
10.75% 3/28/22 (c)		450,000	508,500

TOTAL ECUADOR			2,450,863

Egypt - 0.8%
Arab Republic of Egypt:
, yield at date of purchase 20.3492% 12/26/17	EGP	11,000,000	607,191
6.125% 1/31/22 (c)		800,000	834,179
7.5% 1/31/27 (c)		1,250,000	1,385,738
8.5% 1/31/47 (c)		2,600,000	2,940,787

TOTAL EGYPT			5,767,895

El Salvador - 0.9%
El Salvador Republic:
6.375% 1/18/27 (c)		900,000	895,500
7.375% 12/1/19		775,000	804,063
7.625% 2/1/41 (c)		1,450,000	1,511,625
7.65% 6/15/35 (Reg. S)		900,000	938,250
8.625% 2/28/29 (c)		2,160,000	2,446,200

TOTAL EL SALVADOR			6,595,638

Ethiopia - 0.3%
Federal Democratic Republic of Ethiopia 6.625% 12/11/24 (c)		2,050,000	2,111,500
Gabon - 0.2%
Gabonese Republic:
6.375% 12/12/24 (c)		850,000	833,136
6.95% 6/16/25 (c)		800,000	800,978

TOTAL GABON			1,634,114

Ghana - 0.8%
Ghana Republic:
7.875% 8/7/23 (Reg.S)		1,950,000	2,108,535
8.125% 1/18/26 (c)		1,200,000	1,302,000
9.25% 9/15/22 (c)		1,350,000	1,523,880
10.75% 10/14/30 (c)		600,000	799,440

TOTAL GHANA			5,733,855

Guatemala - 0.2%
Guatemalan Republic:
4.375% 6/5/27 (c)		800,000	796,000
4.875% 2/13/28 (c)		300,000	307,842

TOTAL GUATEMALA			1,103,842

Honduras - 0.2%
Republic of Honduras 6.25% 1/19/27		1,150,000	1,240,126
Indonesia - 0.1%
Indonesian Republic 8.5% 10/12/35 (c)		650,000	972,540
Iraq - 0.4%
Republic of Iraq:
5.8% 1/15/28 (Reg. S)		2,600,000	2,447,110
6.752% 3/9/23 (c)		385,000	385,742

TOTAL IRAQ			2,832,852

Ivory Coast - 0.2%
Ivory Coast:
5.75% 12/31/32		723,750	713,560
6.125% 6/15/33 (c)		730,000	719,853

TOTAL IVORY COAST			1,433,413

Jamaica - 0.0%
Jamaican Government 8% 3/15/39		200,000	249,500
Jordan - 0.7%
Jordanian Kingdom:
5.75% 1/31/27 (c)		1,050,000	1,050,000
6.125% 1/29/26 (c)		2,650,000	2,742,750
7.375% 10/10/47 (c)		1,585,000	1,658,703

TOTAL JORDAN			5,451,453

Kuwait - 0.5%
State of Kuwait 3.5% 3/20/27 (c)		3,740,000	3,814,800
Lebanon - 1.7%
Lebanese Republic:
4% 12/31/17		98,500	98,273
5.15% 6/12/18		2,050,000	2,057,392
5.15% 11/12/18		100,000	100,600
5.45% 11/28/19		1,750,000	1,752,030
6% 5/20/19		2,675,000	2,707,929
6.1% 10/4/22		2,135,000	2,109,619
6.375% 3/9/20		1,125,000	1,142,555
6.6% 11/27/26		570,000	549,695
6.65% 2/26/30 (Reg. S)		680,000	636,831
6.85% 3/23/27		1,000,000	973,712

TOTAL LEBANON			12,128,636

Mongolia - 0.1%
Mongolia Government 5.625% 5/1/23 (c)		350,000	350,913
Mongolian People's Republic 8.75% 3/9/24 (c)		450,000	517,025

TOTAL MONGOLIA			867,938

Namibia - 0.1%
Republic of Namibia 5.25% 10/29/25 (c)		400,000	406,320
Nigeria - 0.1%
Republic of Nigeria:
6.375% 7/12/23 (c)		200,000	209,874
7.875% 2/16/32 (c)		400,000	439,392

TOTAL NIGERIA			649,266

Oman - 0.2%
Sultanate of Oman:
4.75% 6/15/26 (c)		400,000	394,480
5.375% 3/8/27 (c)		335,000	343,839
6.5% 3/8/47 (c)		780,000	802,770

TOTAL OMAN			1,541,089

Paraguay - 0.2%
Republic of Paraguay:
4.7% 3/27/27 (c)		800,000	840,000
6.1% 8/11/44 (c)		785,000	896,863

TOTAL PARAGUAY			1,736,863

Qatar - 0.5%
State of Qatar:
2.375% 6/2/21		850,000	831,300
3.25% 6/2/26		450,000	439,650
9.75% 6/15/30 (Reg. S)		1,430,000	2,230,800

TOTAL QATAR			3,501,750

Russia - 0.8%
Ministry of Finance Russian Federation 4.75% 5/27/26 (c)		1,000,000	1,055,560
Russian Federation:
4.25% 6/23/27 (c)		800,000	815,336
5.25% 6/23/47 (c)		3,000,000	3,071,250
5.625% 4/4/42 (c)		600,000	661,752

TOTAL RUSSIA			5,603,898

Rwanda - 0.2%
Rwanda Republic 6.625% 5/2/23 (c)		1,625,000	1,686,055
Saudi Arabia - 0.7%
Saudi Arabia Kingdom of:
3.625% 3/4/28 (c)		2,225,000	2,208,313
4.5% 10/26/46 (c)		2,010,000	2,013,513
4.625% 10/4/47 (c)		1,075,000	1,100,237

TOTAL SAUDI ARABIA			5,322,063

Senegal - 0.2%
Republic of Senegal 6.25% 5/23/33 (c)		1,300,000	1,343,745
Sri Lanka - 0.3%
Democratic Socialist Republic of Sri Lanka:
6.2% 5/11/27 (c)		1,750,000	1,859,809
6.85% 11/3/25 (c)		500,000	554,993

TOTAL SRI LANKA			2,414,802

Suriname - 0.3%
Republic of Suriname 9.25% 10/26/26 (c)		2,350,000	2,546,813
Tajikistan - 0.0%
Tajikistan Republic 7.125% 9/14/27 (c)		275,000	264,413
Turkey - 1.3%
Turkish Republic:
4.875% 10/9/26		400,000	390,613
5.75% 3/22/24		550,000	579,159
5.75% 5/11/47		1,115,000	1,062,595
6% 3/25/27		2,050,000	2,159,060
6.25% 9/26/22		850,000	922,502
6.875% 3/17/36		1,975,000	2,175,107
7.25% 3/5/38		550,000	631,552
7.375% 2/5/25		350,000	401,232
8% 2/14/34		950,000	1,159,846
11.875% 1/15/30		165,000	256,873

TOTAL TURKEY			9,738,539

Ukraine - 1.4%
Ukraine Government:
0% 5/31/40 (c)(e)		430,000	245,196
7.375% 9/25/32 (c)		1,000,000	985,872
7.75% 9/1/20 (c)		1,940,000	2,068,137
7.75% 9/1/21 (c)		1,900,000	2,028,326
7.75% 9/1/22 (c)		2,200,000	2,351,153
7.75% 9/1/24 (c)		500,000	524,098
7.75% 9/1/27 (c)		1,650,000	1,699,629

TOTAL UKRAINE			9,902,411

United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.99% to 1.09% 11/24/17 to 1/25/18 (f)		1,260,000	1,258,271
Uruguay - 0.3%
Uruguay Republic:
7.625% 3/21/36		375,000	529,688
7.875% 1/15/33 pay-in-kind		930,000	1,318,275

TOTAL URUGUAY			1,847,963

Venezuela - 0.2%
Venezuelan Republic:
7% 12/1/18 (Reg. S)		200,000	124,500
7% 3/31/38		650,000	211,250
7.75% 10/13/19 (Reg. S)		300,000	140,250
9% 5/7/23 (Reg. S)		300,000	102,750
9.25% 9/15/27		650,000	238,875
9.25% 5/7/28 (Reg. S)		1,000,000	330,000
12.75% 8/23/22		325,000	143,000

TOTAL VENEZUELA			1,290,625

Zambia - 0.0%
Republic of Zambia 8.97% 7/30/27 (c)		200,000	218,040
TOTAL GOVERNMENT OBLIGATIONS
(Cost $130,853,342)			133,935,553
		Shares	Value

Money Market Funds - 3.2%
Fidelity Cash Central Fund, 1.10% (g)		22,519,273	22,523,777
Fidelity Securities Lending Cash Central Fund 1.11% (g)(h)		530,259	530,312
TOTAL MONEY MARKET FUNDS
(Cost $23,052,369)			23,054,089
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $651,617,499)			733,036,505
NET OTHER ASSETS (LIABILITIES) - (0.5)%			(3,583,275)
NET ASSETS - 100%			$729,453,230

Currency Abbreviations

EGP – Egyptian pound

EUR – European Monetary Unit

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $109,868,455 or 15.1% of net assets.

 (d) Amount is stated in United States dollars unless otherwise noted.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $22,986.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$244,061
Fidelity Securities Lending Cash Central Fund	844
Total	$244,905

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$75,704,394	$74,785,771	$918,623	$--
Consumer Staples	31,662,744	31,662,744	--	--
Energy	34,935,547	29,418,263	5,517,284	--
Financials	121,317,609	93,890,394	27,427,215	--
Health Care	12,540,022	12,540,022	--	--
Industrials	26,688,694	26,166,200	522,494	--
Information Technology	130,653,721	86,654,851	43,998,870	--
Materials	39,772,269	38,229,570	1,542,699	--
Real Estate	13,921,407	13,921,407	--	--
Telecommunication Services	21,805,155	19,957,342	1,847,813	--
Utilities	12,692,269	11,688,136	1,004,133	--
Corporate Bonds	54,353,032	--	54,353,032	--
Government Obligations	133,935,553	--	133,935,553	--
Money Market Funds	23,054,089	23,054,089	--	--
Total Investments in Securities:	$733,036,505	$461,968,789	$271,067,716	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

AAA,AA,A	1.9%
BBB	3.1%
BB	5.5%
B	9.2%
CCC,CC,C	4.1%
Not Rated	1.8%
Equities	71.5%
Short-Term Investments and Net Other Assets	2.9%
100%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $537,513) — See accompanying schedule: Unaffiliated issuers (cost $628,565,130)	$709,982,416
Fidelity Central Funds (cost $23,052,369)	23,054,089
Total Investment in Securities (cost $651,617,499)		$733,036,505
Cash		113,914
Foreign currency held at value (cost $3,570,444)		3,570,533
Receivable for investments sold		2,599,057
Receivable for fund shares sold		1,390,868
Dividends receivable		240,266
Interest receivable		3,247,865
Distributions receivable from Fidelity Central Funds		27,038
Receivable for daily variation margin on futures contracts		2,451
Prepaid expenses		1,338
Other receivables		58,074
Total assets		744,287,909
Liabilities
Payable for investments purchased	$12,215,399
Payable for fund shares redeemed	592,970
Accrued management fee	473,747
Distribution and service plan fees payable	40,200
Other affiliated payables	143,675
Other payables and accrued expenses	838,363
Collateral on securities loaned	530,325
Total liabilities		14,834,679
Net Assets		$729,453,230
Net Assets consist of:
Paid in capital		$633,979,823
Undistributed net investment income		8,176,283
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,528,325
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		80,768,799
Net Assets		$729,453,230
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($42,213,197 ÷ 3,113,526 shares)		$13.56
Maximum offering price per share (100/94.25 of $13.56)		$14.39
Class M:
Net Asset Value and redemption price per share ($8,751,133 ÷ 645,717 shares)		$13.55
Maximum offering price per share (100/96.50 of $13.55)		$14.04
Class C:
Net Asset Value and offering price per share ($34,869,073 ÷ 2,593,161 shares)(a)		$13.45
Total Emerging Markets:
Net Asset Value, offering price and redemption price per share ($272,002,329 ÷ 20,025,803 shares)		$13.58
Class I:
Net Asset Value, offering price and redemption price per share ($371,617,498 ÷ 27,372,128 shares)		$13.58

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$6,855,253
Interest		8,087,674
Income from Fidelity Central Funds		244,905
Income before foreign taxes withheld		15,187,832
Less foreign taxes withheld		(730,979)
Total income		14,456,853
Expenses
Management fee	$3,323,128
Transfer agent fees	918,799
Distribution and service plan fees	296,574
Accounting and security lending fees	210,959
Custodian fees and expenses	452,198
Independent trustees' fees and expenses	1,431
Registration fees	142,124
Audit	114,128
Legal	1,055
Miscellaneous	2,176
Total expenses before reductions	5,462,572
Expense reductions	(57,073)	5,405,499
Net investment income (loss)		9,051,354
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $73,623)	7,876,815
Fidelity Central Funds	(456)
Foreign currency transactions	(25,456)
Futures contracts	2,923,167
Total net realized gain (loss)		10,774,070
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $590,231)	71,407,533
Fidelity Central Funds	(994)
Assets and liabilities in foreign currencies	6,395
Futures contracts	(14,320)
Total change in net unrealized appreciation (depreciation)		71,398,614
Net gain (loss)		82,172,684
Net increase (decrease) in net assets resulting from operations		$91,224,038

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,051,354	$2,170,894
Net realized gain (loss)	10,774,070	(1,751,096)
Change in net unrealized appreciation (depreciation)	71,398,614	9,508,420
Net increase (decrease) in net assets resulting from operations	91,224,038	9,928,218
Distributions to shareholders from net investment income	(1,957,793)	(1,715,467)
Distributions to shareholders from net realized gain	(138,064)	–
Total distributions	(2,095,857)	(1,715,467)
Share transactions - net increase (decrease)	485,742,909	80,624,262
Redemption fees	215,914	36,372
Total increase (decrease) in net assets	575,087,004	88,873,385
Net Assets
Beginning of period	154,366,226	65,492,841
End of period	$729,453,230	$154,366,226
Other Information
Undistributed net investment income end of period	$8,176,283	$1,743,575

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total Emerging Markets Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.33	$10.35	$11.56	$11.37	$10.86
Income from Investment Operations
Net investment income (loss)A	.24	.26	.28	.18	.18
Net realized and unrealized gain (loss)	2.11	.96	(1.30)	.19	.48
Total from investment operations	2.35	1.22	(1.02)	.37	.66
Distributions from net investment income	(.12)	(.24)	(.17)	(.18)	(.15)
Distributions from net realized gain	(.01)	–	(.02)	–	(.01)
Total distributions	(.13)	(.24)	(.19)	(.18)	(.16)
Redemption fees added to paid in capitalA	.01	–B	–B	–B	.01
Net asset value, end of period	$13.56	$11.33	$10.35	$11.56	$11.37
Total ReturnC,D	21.13%	12.13%	(8.92)%	3.30%	6.23%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.47%	1.87%	1.93%	1.98%	1.89%
Expenses net of fee waivers, if any	1.47%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.46%	1.64%	1.64%	1.65%	1.62%
Net investment income (loss)	1.97%	2.47%	2.58%	1.61%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$42,213	$15,206	$10,164	$13,627	$18,837
Portfolio turnover rateG	59%	57%	80%	102%	120%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.33	$10.33	$11.54	$11.34	$10.84
Income from Investment Operations
Net investment income (loss)A	.20	.23	.25	.15	.15
Net realized and unrealized gain (loss)	2.11	.97	(1.30)	.19	.48
Total from investment operations	2.31	1.20	(1.05)	.34	.63
Distributions from net investment income	(.09)	(.20)	(.14)	(.14)	(.12)
Distributions from net realized gain	(.01)	–	(.02)	–	(.01)
Total distributions	(.10)	(.20)	(.16)	(.14)	(.14)B
Redemption fees added to paid in capitalA	.01	–C	–C	–C	.01
Net asset value, end of period	$13.55	$11.33	$10.33	$11.54	$11.34
Total ReturnD,E	20.66%	11.92%	(9.18)%	3.04%	5.93%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.82%	2.22%	2.27%	2.32%	2.13%
Expenses net of fee waivers, if any	1.82%	1.90%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.81%	1.90%	1.89%	1.90%	1.88%
Net investment income (loss)	1.62%	2.22%	2.33%	1.36%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$8,751	$3,019	$3,331	$5,277	$5,967
Portfolio turnover rateH	59%	57%	80%	102%	120%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.14 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $.014 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.25	$10.25	$11.47	$11.29	$10.80
Income from Investment Operations
Net investment income (loss)A	.15	.18	.20	.10	.09
Net realized and unrealized gain (loss)	2.11	.97	(1.30)	.19	.47
Total from investment operations	2.26	1.15	(1.10)	.29	.56
Distributions from net investment income	(.06)	(.15)	(.10)	(.11)	(.07)
Distributions from net realized gain	(.01)	–	(.02)	–	(.01)
Total distributions	(.07)	(.15)	(.12)	(.11)	(.08)
Redemption fees added to paid in capitalA	.01	–B	–B	–B	.01
Net asset value, end of period	$13.45	$11.25	$10.25	$11.47	$11.29
Total ReturnC,D	20.29%	11.36%	(9.68)%	2.56%	5.31%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.21%	2.62%	2.68%	2.72%	2.65%
Expenses net of fee waivers, if any	2.21%	2.40%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.20%	2.39%	2.39%	2.40%	2.37%
Net investment income (loss)	1.23%	1.72%	1.83%	.86%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$34,869	$10,710	$7,736	$10,104	$7,436
Portfolio turnover rateG	59%	57%	80%	102%	120%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.34	$10.38	$11.60	$11.40	$10.89
Income from Investment Operations
Net investment income (loss)A	.27	.28	.31	.21	.21
Net realized and unrealized gain (loss)	2.10	.97	(1.31)	.19	.47
Total from investment operations	2.37	1.25	(1.00)	.40	.68
Distributions from net investment income	(.14)	(.29)	(.20)	(.20)	(.17)
Distributions from net realized gain	(.01)	–	(.02)	–	(.01)
Total distributions	(.14)B	(.29)	(.22)	(.20)	(.18)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	.01
Net asset value, end of period	$13.58	$11.34	$10.38	$11.60	$11.40
Total ReturnD	21.37%	12.44%	(8.74)%	3.56%	6.44%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.26%	1.62%	1.72%	1.73%	1.56%
Expenses net of fee waivers, if any	1.26%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.24%	1.39%	1.39%	1.40%	1.38%
Net investment income (loss)	2.18%	2.72%	2.83%	1.86%	1.85%
Supplemental Data
Net assets, end of period (000 omitted)	$272,002	$104,332	$37,918	$45,763	$49,959
Portfolio turnover rateG	59%	57%	80%	102%	120%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.14 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.009 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.33	$10.37	$11.59	$11.40	$10.89
Income from Investment Operations
Net investment income (loss)A	.28	.29	.31	.21	.20
Net realized and unrealized gain (loss)	2.11	.96	(1.31)	.18	.48
Total from investment operations	2.39	1.25	(1.00)	.39	.68
Distributions from net investment income	(.14)	(.29)	(.20)	(.20)	(.17)
Distributions from net realized gain	(.01)	–	(.02)	–	(.01)
Total distributions	(.15)	(.29)	(.22)	(.20)	(.18)
Redemption fees added to paid in capitalA	.01	–B	–B	–B	.01
Net asset value, end of period	$13.58	$11.33	$10.37	$11.59	$11.40
Total ReturnC	21.51%	12.48%	(8.74)%	3.51%	6.44%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.19%	1.54%	1.58%	1.71%	1.63%
Expenses net of fee waivers, if any	1.19%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.17%	1.39%	1.39%	1.40%	1.37%
Net investment income (loss)	2.25%	2.72%	2.83%	1.86%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$371,617	$21,099	$6,343	$4,773	$5,354
Portfolio turnover rateF	59%	57%	80%	102%	120%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Total Emerging Markets and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures contracts, certain foreign taxes, market discount, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$91,467,171
Gross unrealized depreciation	(13,204,240)
Net unrealized appreciation (depreciation)	$78,262,931
Tax Cost	$654,773,574

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,651,307
Undistributed long-term capital gain	$4,214,487
Net unrealized appreciation (depreciation) on securities and other investments	$78,261,164

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$2,095,857	$ 1,715,467

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $708,020,325 and $220,828,305, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .79% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$67,523	$4,812
Class M	.25%	.25%	23,450	–
Class C	.75%	.25%	205,601	104,911
			$296,574	$109,723

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$38,049
Class M	4,735
Class C(a)	6,809
$49,593

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$58,594.22
Class M	14,868.32
Class C	43,747.21
Total Emerging Markets	476,257.25
Class I	325,333.18
	$918,799

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,114 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,127 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $844. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $51,538 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,047.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,488.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$195,255	$214,855
Class M	23,027	63,597
Class C	57,828	107,081
Total Emerging Markets	1,274,142	1,155,874
Class I	407,541	174,060
Total	$1,957,793	$1,715,467
From net realized gain
Class A	$14,644	$–
Class M	2,410	–
Class C	9,294	–
Total Emerging Markets	84,943	–
Class I	26,773	–
Total	$138,064	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	3,615,728	982,236	$43,198,307	$10,454,988
Reinvestment of distributions	19,523	21,375	207,918	212,465
Shares redeemed	(1,863,978)	(643,855)	(21,909,724)	(6,609,703)
Net increase (decrease)	1,771,273	359,756	$21,496,501	$4,057,750
Class M
Shares sold	451,431	99,943	$5,673,545	$1,053,182
Reinvestment of distributions	2,361	6,356	25,216	63,302
Shares redeemed	(74,567)	(162,291)	(886,466)	(1,643,320)
Net increase (decrease)	379,225	(55,992)	$4,812,295	$(526,836)
Class C
Shares sold	1,907,365	381,071	$23,252,010	$4,073,862
Reinvestment of distributions	6,299	10,753	66,954	106,882
Shares redeemed	(272,258)	(194,422)	(3,283,907)	(1,922,472)
Net increase (decrease)	1,641,406	197,402	$20,035,057	$2,258,272
Total Emerging Markets
Shares sold	17,602,916	7,221,843	$212,356,677	$77,958,709
Reinvestment of distributions	124,771	112,410	1,328,813	1,116,229
Shares redeemed	(6,900,916)	(1,787,997)	(84,713,141)	(18,222,997)
Net increase (decrease)	10,826,771	5,546,256	$128,972,349	$60,851,941
Class I
Shares sold	29,232,950	1,936,878	$357,207,778	$21,178,679
Reinvestment of distributions	38,174	14,612	405,784	144,954
Shares redeemed	(3,761,001)	(700,942)	(47,186,855)	(7,340,498)
Net increase (decrease)	25,510,123	1,250,548	$310,426,707	$13,983,135

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Total Emerging Markets Fund (a fund of Fidelity Investment Trust) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Total Emerging Markets Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.41%
Actual		$1,000.00	$1,120.70	$7.54
Hypothetical-C		$1,000.00	$1,018.10	$7.17
Class M	1.80%
Actual		$1,000.00	$1,118.00	$9.61
Hypothetical-C		$1,000.00	$1,016.13	$9.15
Class C	2.18%
Actual		$1,000.00	$1,117.10	$11.63
Hypothetical-C		$1,000.00	$1,014.22	$11.07
Total Emerging Markets	1.20%
Actual		$1,000.00	$1,121.40	$6.42
Hypothetical-C		$1,000.00	$1,019.16	$6.11
Class I	1.19%
Actual		$1,000.00	$1,122.30	$6.37
Hypothetical-C		$1,000.00	$1,019.21	$6.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Total Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Total Emerging Markets Fund
Class A	12/18/17	12/15/17	$0.157	$0.185
Class M	12/18/17	12/15/17	$0.130	$0.185
Class C	12/18/17	12/15/17	$0.093	$0.185
Total Emerging Markets	12/18/17	12/15/17	$0.174	$0.185
Class I	12/18/17	12/15/17	$0.185	$0.185

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $4,214,487, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 54%; Class M designates 72%; Class C designates 100%; Total Emerging Markets designates 49%; and Class I designates 48%; of the dividends distributed in December 2016, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Total Emerging Markets Fund
Class A	12/19/16	$0.1369	$0.0079
Class M	12/19/16	$0.1029	$0.0079
Class C	12/19/16	$0.0729	$0.0079
Total Emerging Markets	12/19/16	$0.1519	$0.0079
Class I	12/19/16	$0.1539	$0.0079

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2014, October 2015, and January 2017.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Total Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Total Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class A, Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class A, Class M, Class C, and Class I was above the competitive median because of relatively higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class M was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, and 1.40% through December 31, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ATEK-ANN-1217
1.931268.105

Fidelity® International Small Cap Opportunities Fund Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Small Cap Opportunities Fund	26.39%	12.64%	2.10%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Opportunities Fund, a class of the fund, on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Period Ending Values
$12,309	Fidelity® International Small Cap Opportunities Fund
$15,217	MSCI EAFE Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecom services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and gains in certain commodity prices. In energy (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Jed Weiss:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) rose about 25% to 26%, trailing the 27.70% return of the MSCI EAFE Small Cap Index. Versus the benchmark, picks in emerging markets, especially Korea, hurt fund performance the most. Stock picking in Germany also detracted. On the plus side, we benefited from stock selection in Japan and, to a lesser extent, Sweden and Italy. Among stocks, the fund’s biggest detractor was non-index Korean convenience-store operator BGF Retail, hurt by local minimum-wage hikes. Also detracting was an overweighting in RCG, an Australia-based shoe retailer. Other detractors included out-of-index SK Kaken, a Japan-based paint manufacturer, and Quintis, an Australian producer of sandalwood hit with financial difficulties. Conversely, our top contributor was an overweighting in Interpump Group, an Italian maker of specialty pumps whose share price more than doubled this period. Japan's semiconductor-equipment maker Lasertec and out-of-index light-fixture maker Fagerhult, based in Sweden, also added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Portfolio Manager Jed Weiss returned from a five-month leave of absence on November 29, 2017. In his stead, Patrick Drouot and Patrick Buchanan served (and remain) as co-managers of the fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	32.9%
United Kingdom	15.6%
United States of America*	6.9%
Germany	6.2%
Sweden	4.9%
Italy	3.3%
France	3.2%
Spain	2.6%
Netherlands	2.2%
Other	22.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Japan	30.4%
United Kingdom	18.8%
Germany	6.8%
Sweden	5.5%
United States of America*	5.4%
Italy	3.4%
Australia	2.5%
Spain	2.4%
France	2.4%
Other	22.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.7	98.4
Short-Term Investments and Net Other Assets (Liabilities)	4.3	1.6

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Azbil Corp. (Japan, Electronic Equipment & Components)	2.4	1.9
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	2.2	2.3
Interpump Group SpA (Italy, Machinery)	2.1	2.2
Spectris PLC (United Kingdom, Electronic Equipment & Components)	2.1	2.0
CompuGroup Medical AG (Germany, Health Care Technology)	2.0	2.1
OBIC Co. Ltd. (Japan, IT Services)	1.9	1.8
Elis SA (France, Commercial Services & Supplies)	1.9	0.9
Nihon Parkerizing Co. Ltd. (Japan, Chemicals)	1.8	1.6
Sartorius AG (non-vtg.) (Germany, Health Care Equipment & Supplies)	1.7	2.1
USS Co. Ltd. (Japan, Specialty Retail)	1.7	1.7
	19.8

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	24.3	23.6
Consumer Discretionary	14.0	15.0
Information Technology	13.4	13.1
Health Care	12.4	13.4
Consumer Staples	9.3	10.0
Materials	7.6	8.5
Real Estate	6.9	7.3
Financials	5.9	5.7
Energy	1.9	1.8

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value
Australia - 2.2%
Adelaide Brighton Ltd.	1,077,412	$5,120,749
Beacon Lighting Group Ltd.	2,681,235	2,996,041
DuluxGroup Ltd.	1,736,117	9,792,793
Imdex Ltd. (a)	3,940,102	2,925,090
Quintis Ltd. (b)(c)	2,011,191	454,083
RCG Corp. Ltd. (b)	6,206,097	3,562,377

TOTAL AUSTRALIA		24,851,133

Austria - 1.6%
Andritz AG	172,500	9,753,464
BUWOG-Gemeinnuetzige Wohnung	318,874	9,196,864

TOTAL AUSTRIA		18,950,328

Bailiwick of Jersey - 0.5%
Integrated Diagnostics Holdings PLC	1,483,779	5,786,738
Belgium - 1.3%
KBC Ancora	257,848	15,378,137
Bermuda - 0.5%
Vostok New Ventures Ltd. (depositary receipt) (a)	701,789	5,784,217
Canada - 1.6%
McCoy Global, Inc. (a)	636,715	893,306
New Look Vision Group, Inc.	207,200	5,521,693
Pason Systems, Inc.	365,800	5,310,777
PrairieSky Royalty Ltd.	107,800	2,869,430
ShawCor Ltd. Class A	162,500	3,521,820

TOTAL CANADA		18,117,026

Cayman Islands - 1.1%
58.com, Inc. ADR (a)	70,500	4,735,485
China Biologic Products Holdings, Inc.	54,880	4,264,725
Value Partners Group Ltd.	3,614,000	3,580,924

TOTAL CAYMAN ISLANDS		12,581,134

Denmark - 2.1%
Jyske Bank A/S (Reg.)	183,127	10,348,507
Scandinavian Tobacco Group A/S	359,393	6,075,912
Spar Nord Bank A/S	651,369	8,284,543

TOTAL DENMARK		24,708,962

Finland - 0.7%
Tikkurila Oyj	401,746	7,941,516
France - 3.2%
Elis SA	831,742	21,697,500
Laurent-Perrier Group SA	51,163	4,798,172
Vetoquinol SA	101,184	6,530,854
Virbac SA (a)	32,652	4,204,734

TOTAL FRANCE		37,231,260

Germany - 4.5%
CompuGroup Medical AG	392,521	22,555,062
CTS Eventim AG	360,354	14,884,631
Fielmann AG	68,873	6,037,060
Nexus AG	281,358	8,539,262

TOTAL GERMANY		52,016,015

India - 0.6%
Jyothy Laboratories Ltd.	1,189,354	7,226,129
Ireland - 1.4%
FBD Holdings PLC (a)	240,328	2,505,517
James Hardie Industries PLC CDI	894,067	13,610,213

TOTAL IRELAND		16,115,730

Isle of Man - 1.0%
Playtech Ltd.	844,387	11,035,290
Israel - 2.2%
Azrieli Group	96,505	5,445,664
Ituran Location & Control Ltd.	270,908	9,617,234
Strauss Group Ltd.	483,344	9,841,893

TOTAL ISRAEL		24,904,791

Italy - 3.3%
Azimut Holding SpA	427,797	8,451,496
Beni Stabili SpA SIIQ	6,607,875	5,849,859
Interpump Group SpA	710,743	23,934,849

TOTAL ITALY		38,236,204

Japan - 32.9%
Ai Holdings Corp.	202,400	4,969,265
Aoki Super Co. Ltd.	318,000	3,642,644
Artnature, Inc.	535,800	3,520,028
Asahi Co. Ltd.	345,700	4,202,351
Aucnet, Inc.	37,500	495,917
Azbil Corp.	621,200	27,125,806
Broadleaf Co. Ltd.	287,300	2,358,782
Central Automotive Products Ltd.	135,400	2,203,297
Century21 Real Estate Japan Ltd.	66,500	800,670
Coca-Cola West Co. Ltd.	175,275	6,132,758
Daiichikosho Co. Ltd.	222,300	10,475,366
Daikokutenbussan Co. Ltd.	174,500	7,944,428
Funai Soken Holdings, Inc.	235,700	8,659,940
GCA Savvian Group Corp.	555,461	5,084,340
Goldcrest Co. Ltd.	534,130	11,572,133
Iwatsuka Confectionary Co. Ltd.	21,400	953,303
Kobayashi Pharmaceutical Co. Ltd.	217,900	12,599,200
Koshidaka Holdings Co. Ltd.	195,200	7,896,186
Kusuri No Aoki Holdings Co. Ltd.	132,800	7,370,264
Lasertec Corp.	532,272	11,710,911
Medikit Co. Ltd.	96,100	4,646,194
Miroku Jyoho Service Co., Ltd.	164,800	3,848,690
Misumi Group, Inc.	481,400	13,189,182
Nabtesco Corp.	251,100	9,975,375
Nagaileben Co. Ltd.	500,800	12,495,917
Nakano Refrigerators Co. Ltd.	141,500	5,041,025
ND Software Co. Ltd.	95,882	1,167,958
Nihon Parkerizing Co. Ltd.	1,243,000	20,376,811
NS Tool Co. Ltd. (b)	109,300	2,137,939
OBIC Co. Ltd.	329,300	21,796,755
OSG Corp. (b)	745,200	16,129,710
Paramount Bed Holdings Co. Ltd.	257,200	11,342,304
ProNexus, Inc.	472,400	5,732,939
San-Ai Oil Co. Ltd.	766,200	9,151,124
SHO-BOND Holdings Co. Ltd.	247,800	15,249,203
Shoei Co. Ltd.	314,026	10,542,918
SK Kaken Co. Ltd.	83,000	6,895,924
Software Service, Inc.	67,000	3,086,679
Techno Medica Co. Ltd.	80,791	1,404,451
The Monogatari Corp.	84,300	6,211,303
TKC Corp.	223,200	7,025,385
Tocalo Co. Ltd.	117,000	4,721,178
USS Co. Ltd.	966,500	19,537,614
Welcia Holdings Co. Ltd.	172,500	6,546,758
Workman Co. Ltd.	229,500	7,153,722
Yamada Consulting Group Co. Ltd.	542,800	10,486,568
Yamato Kogyo Co. Ltd.	113,000	3,022,643

TOTAL JAPAN		378,633,858

Korea (South) - 1.7%
BGFretail Co. Ltd. (c)	233,683	16,532,055
Leeno Industrial, Inc.	63,110	2,889,957

TOTAL KOREA (SOUTH)		19,422,012

Mexico - 0.3%
Consorcio ARA S.A.B. de CV	9,564,478	3,382,433
Netherlands - 2.2%
Aalberts Industries NV	319,501	15,759,570
Takeaway.com Holding BV (a)(d)	74,887	3,539,443
VastNed Retail NV	129,002	5,647,071

TOTAL NETHERLANDS		24,946,084

Norway - 0.9%
Kongsberg Gruppen ASA (b)	331,100	6,039,900
Skandiabanken ASA	436,200	4,419,142

TOTAL NORWAY		10,459,042

Philippines - 0.5%
Jollibee Food Corp.	1,309,740	6,322,034
South Africa - 0.9%
Clicks Group Ltd.	884,913	9,915,782
Spain - 2.6%
Hispania Activos Inmobiliarios SA	366,631	6,322,773
Merlin Properties Socimi SA	545,300	7,196,733
Prosegur Compania de Seguridad SA (Reg.)	2,217,090	16,915,881

TOTAL SPAIN		30,435,387

Sweden - 4.9%
Addlife AB	173,500	3,419,577
AddTech AB (B Shares)	430,143	9,531,159
Fagerhult AB	1,325,439	16,822,000
Lagercrantz Group AB (B Shares)	684,707	7,279,201
Loomis AB (B Shares)	216,200	8,674,703
Saab AB (B Shares)	204,600	10,455,272

TOTAL SWEDEN		56,181,912

Switzerland - 0.6%
Tecan Group AG	34,420	7,279,727
Taiwan - 0.5%
Addcn Technology Co. Ltd.	588,435	5,330,239
United Kingdom - 15.6%
Alliance Pharma PLC	4,048,400	3,212,687
Avon Rubber PLC	186,800	2,428,884
Dechra Pharmaceuticals PLC	615,409	16,804,828
DP Poland PLC (a)	7,057,200	3,936,669
Elementis PLC	2,839,910	10,723,303
Great Portland Estates PLC	1,103,789	9,111,174
Hilton Food Group PLC (e)	312,888	3,706,815
Howden Joinery Group PLC	1,999,300	10,889,674
Informa PLC	1,684,956	15,597,984
InterContinental Hotel Group PLC ADR	100,195	5,569,840
ITE Group PLC	3,080,234	7,271,775
Rightmove PLC	195,147	10,766,524
Shaftesbury PLC	974,573	12,814,353
Spectris PLC	697,778	23,724,899
Spirax-Sarco Engineering PLC	331,991	24,912,762
Topps Tiles PLC	3,398,615	3,148,425
Ultra Electronics Holdings PLC	383,858	9,299,135
Unite Group PLC	674,423	6,297,016

TOTAL UNITED KINGDOM		180,216,747

United States of America - 2.6%
Autoliv, Inc. (b)	52,200	6,517,692
Martin Marietta Materials, Inc.	24,820	5,382,217
Mohawk Industries, Inc. (a)	18,300	4,790,208
PriceSmart, Inc.	84,074	7,045,401
ResMed, Inc.	75,095	6,321,497

TOTAL UNITED STATES OF AMERICA		30,057,015

TOTAL COMMON STOCKS
(Cost $821,967,892)		1,083,446,882

Nonconvertible Preferred Stocks - 1.7%
Germany - 1.7%
Sartorius AG (non-vtg.)
(Cost $8,387,461)	215,280	20,064,020

Money Market Funds - 4.7%
Fidelity Cash Central Fund, 1.10% (f)	47,164,769	47,174,202
Fidelity Securities Lending Cash Central Fund 1.11% (f)(g)	6,505,865	6,506,516
TOTAL MONEY MARKET FUNDS
(Cost $53,681,365)		53,680,718
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $884,036,718)		1,157,191,620
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(5,137,743)
NET ASSETS - 100%		$1,152,053,877

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,539,443 or 0.3% of net assets.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$287,822
Fidelity Securities Lending Cash Central Fund	237,504
Total	$525,326

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
DP Poland PLC	$5,450,276	$64,233	$907,568	$--	$599,349	$(1,269,621)	$--
Total	$5,450,276	$64,233	$907,568	$--	$599,349	$(1,269,621)	$--

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$161,301,062	$93,078,305	$68,222,757	$--
Consumer Staples	107,775,630	42,534,192	48,709,383	16,532,055
Energy	21,746,457	12,595,333	9,151,124	--
Financials	69,912,735	64,828,395	5,084,340	--
Health Care	143,127,214	108,983,711	34,143,503	--
Industrials	278,437,812	187,114,753	91,323,059	--
Information Technology	154,710,340	75,378,829	79,331,511	--
Materials	86,245,342	55,495,881	30,295,378	454,083
Real Estate	80,254,310	67,881,507	12,372,803	--
Money Market Funds	53,680,718	53,680,718	--	--
Total Investments in Securities:	$1,157,191,620	$761,571,624	$378,633,858	$16,986,138

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$284,616,077
Level 2 to Level 1	$0

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	283,385
Net Unrealized Gain (Loss) on Investment Securities	(1,863,075)
Cost of Purchases	3,666,809
Proceeds of Sales	(467,198)
Amortization/Accretion	--
Transfers into Level 3	14,912,134
Transfers out of Level 3	--
Ending Balance	$16,532,055
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2017	$(1,863,075)
Other Investments in Securities
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	(1,348,315)
Net Unrealized Gain (Loss) on Investment Securities	(1,479,124)
Cost of Purchases	359,803
Proceeds of Sales	(2,035,022)
Amortization/Accretion	--
Transfers into Level 3	4,956,741
Transfers out of Level 3	--
Ending Balance	$454,083
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2017	$(1,479,124)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $6,241,794) — See accompanying schedule: Unaffiliated issuers (cost $830,355,353)	$1,103,510,902
Fidelity Central Funds (cost $53,681,365)	53,680,718
Total Investment in Securities (cost $884,036,718)		$1,157,191,620
Receivable for fund shares sold		1,581,653
Dividends receivable		3,359,582
Distributions receivable from Fidelity Central Funds		47,021
Prepaid expenses		2,527
Other receivables		10,690
Total assets		1,162,193,093
Liabilities
Payable for investments purchased
Regular delivery	$115
Delayed delivery	333,025
Payable for fund shares redeemed	2,215,893
Accrued management fee	749,378
Distribution and service plan fees payable	26,250
Other affiliated payables	225,143
Other payables and accrued expenses	83,023
Collateral on securities loaned	6,506,389
Total liabilities		10,139,216
Net Assets		$1,152,053,877
Net Assets consist of:
Paid in capital		$873,874,359
Undistributed net investment income		8,057,934
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,033,738)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		273,155,322
Net Assets		$1,152,053,877
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($41,324,324 ÷ 2,237,463 shares)		$18.47
Maximum offering price per share (100/94.25 of $18.47)		$19.60
Class M:
Net Asset Value and redemption price per share ($14,422,181 ÷ 787,171 shares)		$18.32
Maximum offering price per share (100/96.50 of $18.32)		$18.98
Class C:
Net Asset Value and offering price per share ($14,547,484 ÷ 815,281 shares)(a)		$17.84
International Small Cap Opportunities:
Net Asset Value, offering price and redemption price per share ($916,881,772 ÷ 49,065,046 shares)		$18.69
Class I:
Net Asset Value, offering price and redemption price per share ($164,878,116 ÷ 8,834,439 shares)		$18.66

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$22,770,353
Income from Fidelity Central Funds		525,326
Income before foreign taxes withheld		23,295,679
Less foreign taxes withheld		(2,076,669)
Total income		21,219,010
Expenses
Management fee
Basic fee	$8,769,277
Performance adjustment	142,160
Transfer agent fees	2,067,521
Distribution and service plan fees	292,195
Accounting and security lending fees	485,425
Custodian fees and expenses	158,279
Independent trustees' fees and expenses	4,093
Registration fees	104,587
Audit	79,821
Legal	2,898
Interest	2,066
Miscellaneous	10,741
Total expenses before reductions	12,119,063
Expense reductions	(31,942)	12,087,121
Net investment income (loss)		9,131,889
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	40,931,692
Fidelity Central Funds	(1,551)
Other affiliated issuers	599,349
Foreign currency transactions	31,689
Total net realized gain (loss)		41,561,179
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	188,565,869
Fidelity Central Funds	(1,672)
Other affiliated issuers	(1,269,621)
Assets and liabilities in foreign currencies	126,415
Total change in net unrealized appreciation (depreciation)		187,420,991
Net gain (loss)		228,982,170
Net increase (decrease) in net assets resulting from operations		$238,114,059

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,131,889	$9,502,103
Net realized gain (loss)	41,561,179	53,842,316
Change in net unrealized appreciation (depreciation)	187,420,991	(43,765,071)
Net increase (decrease) in net assets resulting from operations	238,114,059	19,579,348
Distributions to shareholders from net investment income	(10,624,038)	(4,852,691)
Distributions to shareholders from net realized gain	(2,566,511)	(4,655,673)
Total distributions	(13,190,549)	(9,508,364)
Share transactions - net increase (decrease)	(108,646,188)	68,430,907
Redemption fees	188,947	241,368
Total increase (decrease) in net assets	116,466,269	78,743,259
Net Assets
Beginning of period	1,035,587,608	956,844,349
End of period	$1,152,053,877	$1,035,587,608
Other Information
Undistributed net investment income end of period	$8,057,934	$9,497,402

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Small Cap Opportunities Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$14.82	$14.75	$13.65	$13.68	$10.78
Income from Investment Operations
Net investment income (loss)A	.10	.09	.06	.05	.07
Net realized and unrealized gain (loss)	3.71	.10	1.11	.05	2.91
Total from investment operations	3.81	.19	1.17	.10	2.98
Distributions from net investment income	(.12)	(.05)	(.05)	(.06)	(.08)
Distributions from net realized gain	(.04)	(.07)	(.02)	(.08)	(.01)
Total distributions	(.16)	(.12)	(.07)	(.13)B	(.08)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$18.47	$14.82	$14.75	$13.65	$13.68
Total ReturnE,F	26.00%	1.30%	8.62%	.78%	27.85%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.43%	1.45%	1.52%	1.63%	1.70%
Expenses net of fee waivers, if any	1.43%	1.45%	1.52%	1.63%	1.65%
Expenses net of all reductions	1.43%	1.45%	1.51%	1.63%	1.64%
Net investment income (loss)	.61%	.62%	.38%	.33%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$41,324	$45,151	$42,289	$25,041	$22,052
Portfolio turnover rateI	11%	24%	21%	18%	31%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.13 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.079 per share.

 C Total distributions of $.08 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.005 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$14.68	$14.62	$13.53	$13.56	$10.69
Income from Investment Operations
Net investment income (loss)A	.05	.04	.01	.01	.04
Net realized and unrealized gain (loss)	3.69	.10	1.11	.06	2.89
Total from investment operations	3.74	.14	1.12	.07	2.93
Distributions from net investment income	(.06)	(.01)	(.01)	(.02)	(.05)
Distributions from net realized gain	(.04)	(.07)	(.02)	(.08)	(.01)
Total distributions	(.10)	(.08)	(.03)	(.10)	(.06)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$18.32	$14.68	$14.62	$13.53	$13.56
Total ReturnC,D	25.63%	.95%	8.27%	.55%	27.53%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.73%	1.77%	1.80%	1.89%	1.96%
Expenses net of fee waivers, if any	1.73%	1.77%	1.80%	1.89%	1.90%
Expenses net of all reductions	1.73%	1.77%	1.80%	1.89%	1.89%
Net investment income (loss)	.31%	.30%	.10%	.07%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$14,422	$12,308	$13,296	$9,913	$9,634
Portfolio turnover rateG	11%	24%	21%	18%	31%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$14.27	$14.26	$13.23	$13.28	$10.48
Income from Investment Operations
Net investment income (loss)A	(.03)	(.03)	(.05)	(.06)	(.02)
Net realized and unrealized gain (loss)	3.60	.09	1.08	.06	2.84
Total from investment operations	3.57	.06	1.03	–	2.82
Distributions from net investment income	–	–	–	–	(.01)
Distributions from net realized gain	–	(.05)	–	(.05)	(.01)
Total distributions	–	(.05)	–	(.05)	(.02)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$17.84	$14.27	$14.26	$13.23	$13.28
Total ReturnC,D	25.02%	.44%	7.79%	.03%	26.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.22%	2.26%	2.27%	2.38%	2.45%
Expenses net of fee waivers, if any	2.22%	2.26%	2.27%	2.38%	2.40%
Expenses net of all reductions	2.21%	2.25%	2.26%	2.38%	2.39%
Net investment income (loss)	(.17)%	(.19)%	(.36)%	(.42)%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$14,547	$12,625	$17,370	$8,438	$8,070
Portfolio turnover rateG	11%	24%	21%	18%	31%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.00	$14.91	$13.80	$13.82	$10.88
Income from Investment Operations
Net investment income (loss)A	.15	.13	.10	.09	.10
Net realized and unrealized gain (loss)	3.75	.11	1.12	.06	2.95
Total from investment operations	3.90	.24	1.22	.15	3.05
Distributions from net investment income	(.17)	(.08)	(.09)	(.09)	(.10)
Distributions from net realized gain	(.04)	(.07)	(.02)	(.08)	(.01)
Total distributions	(.21)	(.15)	(.11)	(.17)	(.11)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$18.69	$15.00	$14.91	$13.80	$13.82
Total ReturnC	26.39%	1.58%	8.92%	1.11%	28.24%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.13%	1.17%	1.23%	1.30%	1.39%
Expenses net of fee waivers, if any	1.13%	1.17%	1.22%	1.30%	1.39%
Expenses net of all reductions	1.13%	1.16%	1.22%	1.30%	1.38%
Net investment income (loss)	.91%	.90%	.68%	.65%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$916,882	$809,952	$762,563	$584,253	$518,121
Portfolio turnover rateF	11%	24%	21%	18%	31%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$14.99	$14.91	$13.81	$13.83	$10.90
Income from Investment Operations
Net investment income (loss)A	.15	.13	.10	.08	.11
Net realized and unrealized gain (loss)	3.74	.10	1.13	.07	2.93
Total from investment operations	3.89	.23	1.23	.15	3.04
Distributions from net investment income	(.18)	(.08)	(.11)	(.09)	(.10)
Distributions from net realized gain	(.04)	(.07)	(.02)	(.08)	(.01)
Total distributions	(.22)	(.15)	(.13)	(.17)	(.11)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$18.66	$14.99	$14.91	$13.81	$13.83
Total ReturnC	26.34%	1.56%	8.98%	1.11%	28.11%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.14%	1.16%	1.19%	1.36%	1.38%
Expenses net of fee waivers, if any	1.14%	1.16%	1.19%	1.36%	1.37%
Expenses net of all reductions	1.14%	1.16%	1.18%	1.36%	1.37%
Net investment income (loss)	.90%	.91%	.71%	.60%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$164,878	$155,551	$120,723	$29,822	$5,670
Portfolio turnover rateF	11%	24%	21%	18%	31%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, International Small Cap Opportunities and Class I, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	16,986,138	Market approach	Transaction price	$0.23-$70.75 / $68.86	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investments companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$301,414,773
Gross unrealized depreciation	(45,831,951)
Net unrealized appreciation (depreciation)	$255,582,822
Tax Cost	$901,608,798

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$22,598,255
Net unrealized appreciation (depreciation) on securities and other investments	$255,581,263

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$13,190,549	$ 9,508,364

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days may be subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $114,512,335 and $258,712,685, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .86% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$102,634	$1,872
Class M	.25%	.25%	62,074	–
Class C	.75%	.25%	127,487	11,355
			$292,195	$13,227

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,805
Class M	1,586
Class C(a)	1,220
$6,611

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$99,338.24
Class M	36,835.30
Class C	35,724.28
International Small Cap Opportunities	1,578,011.19
Class I	317,613.20
	$2,067,521

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $921 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,779,000.58%		$1,257

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,289 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,047,704. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $237,504, including $1,880 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $5,334,167. The weighted average interest rate was .91%. The interest expense amounted to $809 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $23,393 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $64.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,485.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$345,589	$159,395
Class M	44,101	9,385
International Small Cap Opportunities	8,436,166	3,989,748
Class I	1,798,182	694,163
Total	$10,624,038	$4,852,691
From net realized gain
Class A	$117,149	$214,570
Class M	32,073	65,696
Class C	–	66,143
International Small Cap Opportunities	2,008,611	3,723,825
Class I	408,678	585,439
Total	$2,566,511	$4,655,673

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	617,618	1,351,287	$9,892,785	$19,658,244
Reinvestment of distributions	30,743	24,184	441,465	359,376
Shares redeemed	(1,457,378)	(1,195,179)	(22,890,236)	(17,426,031)
Net increase (decrease)	(809,017)	180,292	$(12,555,986)	$2,591,589
Class M
Shares sold	184,978	193,483	$3,117,188	$2,768,529
Reinvestment of distributions	5,229	5,021	74,674	74,158
Shares redeemed	(241,247)	(269,450)	(3,797,029)	(3,846,732)
Net increase (decrease)	(51,040)	(70,946)	$(605,167)	$(1,004,045)
Class B
Shares sold	–	3,601	$–	$51,563
Shares redeemed	–	(45,696)	–	(635,715)
Net increase (decrease)	–	(42,095)	$–	$(584,152)
Class C
Shares sold	166,898	246,339	$2,711,727	$3,449,372
Reinvestment of distributions	–	4,483	–	64,648
Shares redeemed	(236,034)	(584,363)	(3,599,444)	(8,102,721)
Net increase (decrease)	(69,136)	(333,541)	$(887,717)	$(4,588,701)
International Small Cap Opportunities
Shares sold	8,291,089	26,676,267	$139,007,305	$389,947,202
Reinvestment of distributions	594,332	402,267	8,611,863	6,034,011
Shares redeemed	(13,816,436)	(24,218,791)	(218,659,907)	(357,874,849)
Net increase (decrease)	(4,931,015)	2,859,743	$(71,040,739)	$38,106,364
Class I
Shares sold	4,860,065	5,357,445	$80,212,539	$78,823,330
Reinvestment of distributions	138,286	75,351	2,000,992	1,129,506
Shares redeemed	(6,539,728)	(3,153,630)	(105,770,110)	(46,042,984)
Net increase (decrease)	(1,541,377)	2,279,166	$(23,556,579)	$33,909,852

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.42%
Actual		$1,000.00	$1,122.10	$7.60
Hypothetical-C		$1,000.00	$1,018.05	$7.22
Class M	1.72%
Actual		$1,000.00	$1,119.80	$9.19
Hypothetical-C		$1,000.00	$1,016.53	$8.74
Class C	2.21%
Actual		$1,000.00	$1,117.10	$11.79
Hypothetical-C		$1,000.00	$1,014.06	$11.22
International Small Cap Opportunities	1.13%
Actual		$1,000.00	$1,123.90	$6.05
Hypothetical-C		$1,000.00	$1,019.51	$5.75
Class I	1.13%
Actual		$1,000.00	$1,123.40	$6.05
Hypothetical-C		$1,000.00	$1,019.51	$5.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Small Cap Opportunities Fund
Class A	12/11/17	12/08/17	$0.093	$0.243
Class M	12/11/17	12/08/17	$0.060	$0.243
Class C	12/11/17	12/08/17	$0.000	$0.243
International Small Cap Opportunities	12/11/17	12/08/17	$0.139	$0.243
Class I	12/11/17	12/08/17	$0.138	$0.243

Class A designates 6%; Class M designates 9%; International Small Cap Opportunities designates 5% and Class I designates 4% of the dividends distributed in December 2016, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, International Small Cap Opportunities and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Small Cap Opportunities Fund
Class A	12/12/16	$0.1854	$0.0274
Class M	12/12/16	$0.1224	$0.0274
International Small Cap Opportunities	12/12/16	$0.2354	$0.0274
Class I	12/12/16	$0.2434	$0.0274

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2017.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recentone-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Small Cap Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure, without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class ranked below the competitive median for 2016 and the total expense ratio of Class M (formerly Class T) ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class M was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Diversified International K6 Fund Annual Report October 31, 2017

Contents

Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	17.4%
United States of America*	14.1%
United Kingdom	13.2%
Germany	7.6%
France	6.6%
Netherlands	5.9%
Canada	3.7%
Ireland	3.6%
Sweden	2.7%
Other	25.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable.

Asset Allocation as of October 31, 2017

% of fund's net assets
Stocks	95.9
Short-Term Investments and Net Other Assets (Liabilities)	4.1

Top Ten Stocks as of October 31, 2017

% of fund's net assets
ORIX Corp. (Japan, Diversified Financial Services)	1.6
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.6
Bayer AG (Germany, Pharmaceuticals)	1.6
Prudential PLC (United Kingdom, Insurance)	1.5
British American Tobacco PLC sponsored ADR (United States of America, Tobacco)	1.4
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.4
Keyence Corp. (Japan, Electronic Equipment & Components)	1.4
SAP SE (Germany, Software)	1.4
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.1
KBC Groep NV (Belgium, Banks)	1.1
14.1

Top Market Sectors as of October 31, 2017

% of fund's net assets
Financials	21.3
Industrials	14.2
Information Technology	12.9
Consumer Staples	12.6
Health Care	10.8
Consumer Discretionary	10.3
Materials	3.9
Energy	3.5
Telecommunication Services	1.9
Real Estate	0.4

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 90.9%
	Shares	Value
Australia - 1.5%
Amcor Ltd.	57,746	$700,063
Australia & New Zealand Banking Group Ltd.	73,030	1,672,334
Bapcor Ltd.	11,506	47,905
CSL Ltd.	6,988	743,035
Magellan Financial Group Ltd.	43,876	814,999
Ramsay Health Care Ltd.	8,611	440,966

TOTAL AUSTRALIA		4,419,302

Austria - 0.1%
Andritz AG	6,133	346,771
Bailiwick of Jersey - 2.3%
Shire PLC	46,800	2,305,162
Wolseley PLC	43,877	3,068,191
WPP PLC	73,530	1,299,954

TOTAL BAILIWICK OF JERSEY		6,673,307

Belgium - 2.1%
Anheuser-Busch InBev SA NV	24,305	2,980,309
KBC Groep NV	39,422	3,274,606

TOTAL BELGIUM		6,254,915

Bermuda - 0.9%
Credicorp Ltd. (United States)	5,039	1,055,368
Hiscox Ltd.	36,279	688,067
IHS Markit Ltd. (a)	23,693	1,009,559

TOTAL BERMUDA		2,752,994

British Virgin Islands - 0.2%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	16,102	523,315
Canada - 3.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	60,589	2,840,887
CCL Industries, Inc. Class B	3,131	150,907
Cenovus Energy, Inc.	161,684	1,569,091
Constellation Software, Inc.	906	515,453
Fairfax India Holdings Corp. (a)	74,395	1,263,227
Imperial Oil Ltd.	36,923	1,197,186
PrairieSky Royalty Ltd.	12,021	319,976
Suncor Energy, Inc.	87,543	2,972,160

TOTAL CANADA		10,828,887

Cayman Islands - 1.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	12,778	2,362,524
JD.com, Inc. sponsored ADR (a)	18,823	706,239
NetEase, Inc. ADR	600	169,152
Zai Lab Ltd. ADR	4,307	116,332

TOTAL CAYMAN ISLANDS		3,354,247

China - 0.8%
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	39,932	404,622
Kweichow Moutai Co. Ltd. (A Shares)	16,779	1,562,936
Shanghai International Airport Co. Ltd. (A Shares)	27,685	182,553
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	53,356	173,862

TOTAL CHINA		2,323,973

Curacao - 0.1%
Schlumberger Ltd.	6,128	392,192
Denmark - 0.2%
A.P. Moller - Maersk A/S Series B	217	416,795
NNIT A/S	7,889	224,756

TOTAL DENMARK		641,551

Finland - 0.3%
Sampo Oyj (A Shares)	19,555	1,024,583
France - 6.6%
Amundi SA	33,249	2,818,777
AXA SA	48,375	1,460,365
BNP Paribas SA	31,080	2,427,085
Capgemini SA	5,098	619,673
Compagnie de St. Gobain	25,242	1,480,742
Elis SA	28,279	737,709
Kering SA	1,788	819,563
LVMH Moet Hennessy - Louis Vuitton SA	6,263	1,868,024
Maisons du Monde SA	11,800	510,635
Sanofi SA	34,483	3,265,080
Societe Generale Series A	28,374	1,579,142
VINCI SA	19,322	1,891,733

TOTAL FRANCE		19,478,528

Germany - 6.8%
adidas AG	9,993	2,223,888
Aumann AG	4,435	411,222
Axel Springer Verlag AG	11,738	791,667
Bayer AG	35,516	4,619,885
Deutsche Post AG	38,384	1,758,060
Fresenius SE & Co. KGaA	30,886	2,579,951
Linde AG	1,300	280,769
Linde AG (a)	4,308	928,111
ProSiebenSat.1 Media AG	17,697	623,354
Rational AG	709	464,970
Rheinmetall AG	1,712	201,915
SAP SE	35,444	4,049,924
Symrise AG	13,709	1,066,884

TOTAL GERMANY		20,000,600

Hong Kong - 1.3%
AIA Group Ltd.	396,026	2,979,815
Techtronic Industries Co. Ltd.	165,000	967,615

TOTAL HONG KONG		3,947,430

Indonesia - 0.9%
PT Bank Central Asia Tbk	767,894	1,183,335
PT Bank Rakyat Indonesia Tbk	1,313,220	1,510,506

TOTAL INDONESIA		2,693,841

Ireland - 3.6%
Allergan PLC	6,178	1,094,927
CRH PLC	35,434	1,332,261
DCC PLC (United Kingdom)	11,172	1,059,440
Kerry Group PLC Class A	15,958	1,606,991
Kingspan Group PLC (Ireland)	29,022	1,213,645
Paddy Power Betfair PLC (Ireland)	6,137	627,655
Ryanair Holdings PLC sponsored ADR (a)	28,008	3,139,977
Weatherford International PLC	127,789	443,428

TOTAL IRELAND		10,518,324

Isle of Man - 0.2%
Paysafe Group PLC (a)	75,646	588,750
Israel - 1.1%
Check Point Software Technologies Ltd. (a)	17,548	2,065,575
Elbit Systems Ltd. (Israel)	4,393	651,231
Frutarom Industries Ltd.	1,679	138,230
SodaStream International Ltd. (a)	5,400	343,818

TOTAL ISRAEL		3,198,854

Italy - 0.8%
Buzzi Unicem SpA	4,259	118,719
Intesa Sanpaolo SpA	508,460	1,709,395
Prada SpA	130,100	450,265

TOTAL ITALY		2,278,379

Japan - 17.4%
Bridgestone Corp.	39,058	1,865,816
Daikin Industries Ltd.	15,092	1,667,830
Daito Trust Construction Co. Ltd.	5,800	1,014,040
Dentsu, Inc.	9,920	424,318
Hoya Corp.	85,738	4,658,209
Itochu Corp.	25,436	445,553
Kao Corp.	8,445	510,375
KDDI Corp.	92,815	2,472,837
Keyence Corp.	7,358	4,085,345
Minebea Mitsumi, Inc.	97,921	1,795,197
Misumi Group, Inc.	32,326	885,653
Mitsubishi UFJ Financial Group, Inc.	215,241	1,460,011
Morinaga & Co. Ltd.	16,595	942,758
Nabtesco Corp.	19,743	784,324
Nidec Corp.	9,577	1,273,577
Nippon Telegraph & Telephone Corp.	23,494	1,135,877
Nitori Holdings Co. Ltd.	15,900	2,310,768
Olympus Corp.	34,803	1,295,182
ORIX Corp.	281,166	4,834,260
Outsourcing, Inc.	36,700	505,949
PALTAC Corp.	11,277	447,878
Panasonic Corp.	60,545	914,191
Recruit Holdings Co. Ltd.	102,120	2,503,743
Renesas Electronics Corp. (a)	132,623	1,714,695
Seria Co. Ltd.	5,738	326,514
Seven & i Holdings Co. Ltd.	26,265	1,058,597
SMC Corp.	2,000	765,121
SoftBank Corp.	23,730	2,103,005
Sohgo Security Services Co., Ltd.	6,681	321,877
Sony Corp.	33,635	1,407,110
Start Today Co. Ltd.	13,580	371,951
Sundrug Co. Ltd.	8,450	367,732
The Suruga Bank Ltd.	20,369	463,774
Toto Ltd.	3,532	172,976
Tsuruha Holdings, Inc.	23,687	2,936,777
Welcia Holdings Co. Ltd.	33,449	1,269,464

TOTAL JAPAN		51,513,284

Korea (South) - 0.2%
LG Chemical Ltd.	1,825	658,612
Luxembourg - 1.5%
B&M European Value Retail S.A.	494,968	2,611,817
Eurofins Scientific SA	3,008	1,881,578

TOTAL LUXEMBOURG		4,493,395

Netherlands - 5.9%
Altice NV Class A (a)	17,741	334,679
ASML Holding NV	12,900	2,331,675
IMCD Group BV	16,490	1,037,252
ING Groep NV (Certificaten Van Aandelen)	119,164	2,202,090
Koninklijke Philips Electronics NV	48,992	1,996,568
LyondellBasell Industries NV Class A	14,361	1,486,794
RELX NV	101,078	2,282,992
Unilever NV (Certificaten Van Aandelen) (Bearer)	72,246	4,196,768
Wolters Kluwer NV	21,470	1,052,393
Yandex NV Series A (a)	18,556	627,749

TOTAL NETHERLANDS		17,548,960

New Zealand - 0.2%
Ryman Healthcare Group Ltd.	82,418	524,507
Norway - 1.0%
Schibsted ASA (A Shares)	16,661	429,580
Statoil ASA (b)	131,014	2,661,880

TOTAL NORWAY		3,091,460

Philippines - 0.1%
Alliance Global Group, Inc. (a)	673,099	208,772
Russia - 0.1%
Sberbank of Russia sponsored ADR	20,222	290,186
Singapore - 0.3%
Broadcom Ltd.	3,593	948,229
South Africa - 1.0%
Capitec Bank Holdings Ltd.	3,313	220,224
FirstRand Ltd.	31,260	113,311
Naspers Ltd. Class N	10,866	2,647,573

TOTAL SOUTH AFRICA		2,981,108

Spain - 2.4%
Aedas Homes SAU	7,700	269,080
Amadeus IT Holding SA Class A	38,469	2,610,218
CaixaBank SA	414,240	1,938,795
Inditex SA	15,281	571,293
Neinor Homes SLU	33,000	678,275
Prosegur Cash SA	317,507	1,035,574

TOTAL SPAIN		7,103,235

Sweden - 2.7%
Alfa Laval AB	12,361	313,172
ASSA ABLOY AB (B Shares)	78,400	1,652,896
Coor Service Management Holding AB	65,000	512,444
Essity AB Class B	79,700	2,382,913
HEXPOL AB (B Shares)	41,490	419,774
Nordea Bank AB	230,817	2,790,212

TOTAL SWEDEN		8,071,411

Switzerland - 2.7%
Credit Suisse Group AG	135,450	2,134,534
Forbo Holding AG (Reg.)	90	136,040
Julius Baer Group Ltd.	13,006	769,274
Lonza Group AG	661	175,578
Sika AG	374	2,768,496
UBS Group AG	114,915	1,955,853

TOTAL SWITZERLAND		7,939,775

Taiwan - 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	78,015	3,302,375
Tripod Technology Corp.	46,000	169,421
United Microelectronics Corp.	355,045	183,371
United Microelectronics Corp. sponsored ADR	177,761	462,179

TOTAL TAIWAN		4,117,346

Thailand - 0.3%
Kasikornbank PCL (For. Reg.)	134,933	926,090
United Kingdom - 13.2%
Admiral Group PLC	16,187	413,636
Aon PLC	2,023	290,159
Ascential PLC	84,482	378,018
Ashtead Group PLC	11,311	291,440
AstraZeneca PLC (United Kingdom)	13,249	896,440
Booker Group PLC	464,553	1,241,396
Bunzl PLC	48,579	1,512,999
Close Brothers Group PLC	5,353	98,752
Coca-Cola European Partners PLC	23,290	951,629
Compass Group PLC	70,996	1,558,669
Cranswick PLC	5,983	244,747
Dignity PLC	16,088	517,729
Essentra PLC	128,944	911,087
Halma PLC	31,634	496,614
Hastings Group Holdings PLC	136,078	569,487
Ibstock PLC	38,761	127,723
IMI PLC	2,137	34,684
Imperial Tobacco Group PLC	31,652	1,290,795
Indivior PLC (a)	134,189	662,277
Informa PLC	58,832	544,620
John Wood Group PLC	100,805	952,586
Liberty Global PLC Class A (a)	41,122	1,268,614
LivaNova PLC (a)	2,654	196,131
Lloyds Banking Group PLC	1,605,547	1,455,319
London Stock Exchange Group PLC	33,503	1,673,533
Melrose Industries PLC	732,054	2,138,038
Micro Focus International PLC	65,654	2,306,397
Polypipe Group PLC	43,509	238,369
Prudential PLC	185,679	4,557,561
Reckitt Benckiser Group PLC	33,699	3,014,937
Rentokil Initial PLC	38,555	171,953
Softcat PLC	55,375	394,576
Spectris PLC	28,560	971,058
St. James's Place Capital PLC	169,728	2,653,243
Standard Chartered PLC (United Kingdom) (a)	121,941	1,215,317
Standard Life PLC	252,575	1,441,796
Tesco PLC	321,041	773,577
The Weir Group PLC	20,452	530,500

TOTAL UNITED KINGDOM		38,986,406

United States of America - 5.9%
Alphabet, Inc. Class C (a)	1,935	1,967,198
Amgen, Inc.	10,367	1,816,506
British American Tobacco PLC sponsored ADR	65,722	4,232,497
Coty, Inc. Class A	104,735	1,612,919
DowDuPont, Inc.	4,000	289,240
MasterCard, Inc. Class A	12,092	1,798,927
Middleby Corp. (a)	2,242	259,848
Molson Coors Brewing Co. Class B	1,970	159,314
Oceaneering International, Inc.	18,168	367,357
Qualcomm, Inc.	14,113	719,904
Quintiles Transnational Holdings, Inc. (a)	7,984	863,070
S&P Global, Inc.	11,009	1,722,578
Visa, Inc. Class A	16,396	1,803,232

TOTAL UNITED STATES OF AMERICA		17,612,590

TOTAL COMMON STOCKS
(Cost $263,700,009)		269,256,109

Nonconvertible Preferred Stocks - 0.9%
Brazil - 0.1%
Itau Unibanco Holding SA	19,700	253,228
Germany - 0.8%
Henkel AG & Co. KGaA	10,529	1,477,897
Jungheinrich AG	5,988	271,960
Sartorius AG (non-vtg.)	6,193	577,185

TOTAL GERMANY		2,327,042

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $2,607,229)		2,580,270

Investment Companies - 4.1%
United States of America - 4.1%
iShares MSCI India ETF
(Cost $11,821,602)	343,428	12,104,117

Money Market Funds - 5.2%
Fidelity Cash Central Fund, 1.10% (c)	12,522,350	12,524,855
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	2,807,719	2,808,000
TOTAL MONEY MARKET FUNDS
(Cost $15,332,855)		15,332,855
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $293,461,695)		299,273,351
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(3,127,705)
NET ASSETS - 100%		$296,145,646

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$19,979
Fidelity Securities Lending Cash Central Fund	5
Total	$19,984

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$31,026,035	$19,166,157	$11,859,878	$--
Consumer Staples	37,656,215	19,604,921	18,051,294	--
Energy	10,875,856	8,213,976	2,661,880	--
Financials	62,940,401	40,314,676	22,625,725	--
Health Care	31,511,809	12,475,283	19,036,526	--
Industrials	41,666,025	28,891,329	12,774,696	--
Information Technology	37,787,529	27,754,194	10,033,335	--
Materials	11,377,670	9,764,640	1,613,030	--
Real Estate	1,283,120	269,080	1,014,040	--
Telecommunication Services	5,711,719	--	5,711,719	--
Investment Companies	12,104,117	12,104,117	--	--
Money Market Funds	15,332,855	15,332,855	--	--
Total Investments in Securities:	$299,273,351	$193,891,228	$105,382,123	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $2,627,996) — See accompanying schedule: Unaffiliated issuers (cost $278,128,840)	$283,940,496
Fidelity Central Funds (cost $15,332,855)	15,332,855
Total Investment in Securities (cost $293,461,695)		$299,273,351
Cash		1
Foreign currency held at value (cost $12)		12
Receivable for investments sold		456,680
Receivable for fund shares sold		45,758
Dividends receivable		208,089
Distributions receivable from Fidelity Central Funds		9,971
Other receivables		89
Total assets		299,993,951
Liabilities
Payable for investments purchased	$778,289
Payable for fund shares redeemed	148,981
Accrued management fee	113,035
Collateral on securities loaned	2,808,000
Total liabilities		3,848,305
Net Assets		$296,145,646
Net Assets consist of:
Paid in capital		$290,744,893
Undistributed net investment income		303,449
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(715,801)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,813,105
Net Assets, for 27,808,846 shares outstanding		$296,145,646
Net Asset Value, offering price and redemption price per share ($296,145,646 ÷ 27,808,846 shares)		$10.65

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period May 25, 2017 (commencement of operations) to October 31, 2017
Investment Income
Dividends		$478,389
Special dividends		57,082
Income from Fidelity Central Funds		19,984
Total income		555,455
Expenses
Management fee	$250,370
Independent trustees' fees and expenses	77
Total expenses before reductions	250,447
Expense reductions	(195)	250,252
Net investment income (loss)		305,203
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(751,075)
Foreign currency transactions	33,520
Total net realized gain (loss)		(717,555)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	5,811,656
Assets and liabilities in foreign currencies	1,449
Total change in net unrealized appreciation (depreciation)		5,813,105
Net gain (loss)		5,095,550
Net increase (decrease) in net assets resulting from operations		$5,400,753

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period May 25, 2017 (commencement of operations) to October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$305,203
Net realized gain (loss)	(717,555)
Change in net unrealized appreciation (depreciation)	5,813,105
Net increase (decrease) in net assets resulting from operations	5,400,753
Share transactions
Proceeds from sales of shares	299,172,907
Cost of shares redeemed	(8,428,014)
Net increase (decrease) in net assets resulting from share transactions	290,744,893
Total increase (decrease) in net assets	296,145,646
Net Assets
Beginning of period	–
End of period	$296,145,646
Other Information
Undistributed net investment income end of period	$303,449
Shares
Sold	28,621,106
Redeemed	(812,260)
Net increase (decrease)	27,808,846

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Diversified International K6 Fund

Years ended October 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.03C
Net realized and unrealized gain (loss)	.62
Total from investment operations	.65
Net asset value, end of period	$10.65
Total ReturnD,E	6.50%
Ratios to Average Net AssetsF,G
Expenses before reductions	.60%H
Expenses net of fee waivers, if any	.60%H
Expenses net of all reductions	.60%H
Net investment income (loss)	.64%C,H
Supplemental Data
Net assets, end of period (000 omitted)	$296,146
Portfolio turnover rateI	27%J,K

 A For the period May 25, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. This dividend is not annualized in the ratio of net investment income (loss) to average net assets. Excluding this dividend the ratio would have been .58%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Diversified International K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,924,461
Gross unrealized depreciation	(4,592,224)
Net unrealized appreciation (depreciation)	$5,332,237
Tax Cost	$293,941,114

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$613,964
Capital loss carryforward	$(545,142)
Net unrealized appreciation (depreciation) on securities and other investments	$5,331,932

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(545,142)
Total capital loss carryforward	$(545,142)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $65,964,894 and $30,041,523, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $230 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Exchanges In-Kind. During the period, an affiliated entity completed an exchange in-kind with the Fund. The affiliated entity delivered investments and cash, including accrued interest, valued at $252,875,067 in exchange for 24,179,719 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5. During the period, there were no securities loaned to FCM.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $157 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management expenses by $38.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective after the close of business on October 31, 2017, affiliated entities completed exchanges in-kind with the Fund. The affiliated entities delivered investments and cash valued at $362,620,955 in exchange for 33,993,326 shares of the Fund. The Fund recognized no gain or loss for federal income tax purposes.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International K6 Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International K6 Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2017, and the related statements of operations, changes in net assets, and the financial highlights for the period from May 25, 2017 (commencement of operations) to October 31, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International K6 Fund as of October 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the period from May 25, 2017 (commencement of operations) to October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 25, 2017 to October 31, 2017). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioA	Beginning Account Value	Ending Account Value October 31, 2017	Expenses Paid During Period
Actual	.60%	$1,000.00	$1,065.00	2.72B
Hypothetical-C		$1,000.00	$1,022.18	3.06D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 160/365 (to reflect the period May 25, 2017 to October 31, 2017).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity Diversified International K6 Fund voted to pay on December 11, 2017, to shareholders of record at the opening of business on December 8, 2017, a distribution of $0.005 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.016 per share from net investment income.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Diversified International K6 Fund

On January 18, 2017 the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operationscapabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds, including funds with identical investment objectives as the the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..The Board considered the fund's proposed management fee out of which FMR will pay all operating expenses, with certain limited exceptions, and the projected total expense ratio of the fund in reviewing the Advisory Contracts. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

DIFK6-ANN-1217
1.9883987.100

Fidelity Advisor® International Small Cap Opportunities Fund -

Class A, Class M (formerly Class T), Class C and Class I

Annual Report

October 31, 2017

Class A, Class M, Class C and Class I are classes of Fidelity® International Small Cap Opportunities Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	18.76%	10.98%	1.22%
Class M (incl. 3.50% sales charge)	21.23%	11.19%	1.18%
Class C (incl. contingent deferred sales charge)	24.02%	11.43%	1.05%
Class I	26.34%	12.62%	2.10%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Opportunities Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Period Ending Values
$11,290	Fidelity Advisor® International Small Cap Opportunities Fund - Class A
$15,217	MSCI EAFE Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecom services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and gains in certain commodity prices. In energy (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Jed Weiss:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) rose about 25% to 26%, trailing the 27.70% return of the MSCI EAFE Small Cap Index. Versus the benchmark, picks in emerging markets, especially Korea, hurt fund performance the most. Stock picking in Germany also detracted. On the plus side, we benefited from stock selection in Japan and, to a lesser extent, Sweden and Italy. Among stocks, the fund’s biggest detractor was non-index Korean convenience-store operator BGF Retail, hurt by local minimum-wage hikes. Also detracting was an overweighting in RCG, an Australia-based shoe retailer. Other detractors included out-of-index SK Kaken, a Japan-based paint manufacturer, and Quintis, an Australian producer of sandalwood hit with financial difficulties. Conversely, our top contributor was an overweighting in Interpump Group, an Italian maker of specialty pumps whose share price more than doubled this period. Japan's semiconductor-equipment maker Lasertec and out-of-index light-fixture maker Fagerhult, based in Sweden, also added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Portfolio Manager Jed Weiss returned from a five-month leave of absence on November 29, 2017. In his stead, Patrick Drouot and Patrick Buchanan served (and remain) as co-managers of the fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	32.9%
United Kingdom	15.6%
United States of America*	6.9%
Germany	6.2%
Sweden	4.9%
Italy	3.3%
France	3.2%
Spain	2.6%
Netherlands	2.2%
Other	22.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Japan	30.4%
United Kingdom	18.8%
Germany	6.8%
Sweden	5.5%
United States of America*	5.4%
Italy	3.4%
Australia	2.5%
Spain	2.4%
France	2.4%
Other	22.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.7	98.4
Short-Term Investments and Net Other Assets (Liabilities)	4.3	1.6

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Azbil Corp. (Japan, Electronic Equipment & Components)	2.4	1.9
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	2.2	2.3
Interpump Group SpA (Italy, Machinery)	2.1	2.2
Spectris PLC (United Kingdom, Electronic Equipment & Components)	2.1	2.0
CompuGroup Medical AG (Germany, Health Care Technology)	2.0	2.1
OBIC Co. Ltd. (Japan, IT Services)	1.9	1.8
Elis SA (France, Commercial Services & Supplies)	1.9	0.9
Nihon Parkerizing Co. Ltd. (Japan, Chemicals)	1.8	1.6
Sartorius AG (non-vtg.) (Germany, Health Care Equipment & Supplies)	1.7	2.1
USS Co. Ltd. (Japan, Specialty Retail)	1.7	1.7
	19.8

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	24.3	23.6
Consumer Discretionary	14.0	15.0
Information Technology	13.4	13.1
Health Care	12.4	13.4
Consumer Staples	9.3	10.0
Materials	7.6	8.5
Real Estate	6.9	7.3
Financials	5.9	5.7
Energy	1.9	1.8

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value
Australia - 2.2%
Adelaide Brighton Ltd.	1,077,412	$5,120,749
Beacon Lighting Group Ltd.	2,681,235	2,996,041
DuluxGroup Ltd.	1,736,117	9,792,793
Imdex Ltd. (a)	3,940,102	2,925,090
Quintis Ltd. (b)(c)	2,011,191	454,083
RCG Corp. Ltd. (b)	6,206,097	3,562,377

TOTAL AUSTRALIA		24,851,133

Austria - 1.6%
Andritz AG	172,500	9,753,464
BUWOG-Gemeinnuetzige Wohnung	318,874	9,196,864

TOTAL AUSTRIA		18,950,328

Bailiwick of Jersey - 0.5%
Integrated Diagnostics Holdings PLC	1,483,779	5,786,738
Belgium - 1.3%
KBC Ancora	257,848	15,378,137
Bermuda - 0.5%
Vostok New Ventures Ltd. (depositary receipt) (a)	701,789	5,784,217
Canada - 1.6%
McCoy Global, Inc. (a)	636,715	893,306
New Look Vision Group, Inc.	207,200	5,521,693
Pason Systems, Inc.	365,800	5,310,777
PrairieSky Royalty Ltd.	107,800	2,869,430
ShawCor Ltd. Class A	162,500	3,521,820

TOTAL CANADA		18,117,026

Cayman Islands - 1.1%
58.com, Inc. ADR (a)	70,500	4,735,485
China Biologic Products Holdings, Inc.	54,880	4,264,725
Value Partners Group Ltd.	3,614,000	3,580,924

TOTAL CAYMAN ISLANDS		12,581,134

Denmark - 2.1%
Jyske Bank A/S (Reg.)	183,127	10,348,507
Scandinavian Tobacco Group A/S	359,393	6,075,912
Spar Nord Bank A/S	651,369	8,284,543

TOTAL DENMARK		24,708,962

Finland - 0.7%
Tikkurila Oyj	401,746	7,941,516
France - 3.2%
Elis SA	831,742	21,697,500
Laurent-Perrier Group SA	51,163	4,798,172
Vetoquinol SA	101,184	6,530,854
Virbac SA (a)	32,652	4,204,734

TOTAL FRANCE		37,231,260

Germany - 4.5%
CompuGroup Medical AG	392,521	22,555,062
CTS Eventim AG	360,354	14,884,631
Fielmann AG	68,873	6,037,060
Nexus AG	281,358	8,539,262

TOTAL GERMANY		52,016,015

India - 0.6%
Jyothy Laboratories Ltd.	1,189,354	7,226,129
Ireland - 1.4%
FBD Holdings PLC (a)	240,328	2,505,517
James Hardie Industries PLC CDI	894,067	13,610,213

TOTAL IRELAND		16,115,730

Isle of Man - 1.0%
Playtech Ltd.	844,387	11,035,290
Israel - 2.2%
Azrieli Group	96,505	5,445,664
Ituran Location & Control Ltd.	270,908	9,617,234
Strauss Group Ltd.	483,344	9,841,893

TOTAL ISRAEL		24,904,791

Italy - 3.3%
Azimut Holding SpA	427,797	8,451,496
Beni Stabili SpA SIIQ	6,607,875	5,849,859
Interpump Group SpA	710,743	23,934,849

TOTAL ITALY		38,236,204

Japan - 32.9%
Ai Holdings Corp.	202,400	4,969,265
Aoki Super Co. Ltd.	318,000	3,642,644
Artnature, Inc.	535,800	3,520,028
Asahi Co. Ltd.	345,700	4,202,351
Aucnet, Inc.	37,500	495,917
Azbil Corp.	621,200	27,125,806
Broadleaf Co. Ltd.	287,300	2,358,782
Central Automotive Products Ltd.	135,400	2,203,297
Century21 Real Estate Japan Ltd.	66,500	800,670
Coca-Cola West Co. Ltd.	175,275	6,132,758
Daiichikosho Co. Ltd.	222,300	10,475,366
Daikokutenbussan Co. Ltd.	174,500	7,944,428
Funai Soken Holdings, Inc.	235,700	8,659,940
GCA Savvian Group Corp.	555,461	5,084,340
Goldcrest Co. Ltd.	534,130	11,572,133
Iwatsuka Confectionary Co. Ltd.	21,400	953,303
Kobayashi Pharmaceutical Co. Ltd.	217,900	12,599,200
Koshidaka Holdings Co. Ltd.	195,200	7,896,186
Kusuri No Aoki Holdings Co. Ltd.	132,800	7,370,264
Lasertec Corp.	532,272	11,710,911
Medikit Co. Ltd.	96,100	4,646,194
Miroku Jyoho Service Co., Ltd.	164,800	3,848,690
Misumi Group, Inc.	481,400	13,189,182
Nabtesco Corp.	251,100	9,975,375
Nagaileben Co. Ltd.	500,800	12,495,917
Nakano Refrigerators Co. Ltd.	141,500	5,041,025
ND Software Co. Ltd.	95,882	1,167,958
Nihon Parkerizing Co. Ltd.	1,243,000	20,376,811
NS Tool Co. Ltd. (b)	109,300	2,137,939
OBIC Co. Ltd.	329,300	21,796,755
OSG Corp. (b)	745,200	16,129,710
Paramount Bed Holdings Co. Ltd.	257,200	11,342,304
ProNexus, Inc.	472,400	5,732,939
San-Ai Oil Co. Ltd.	766,200	9,151,124
SHO-BOND Holdings Co. Ltd.	247,800	15,249,203
Shoei Co. Ltd.	314,026	10,542,918
SK Kaken Co. Ltd.	83,000	6,895,924
Software Service, Inc.	67,000	3,086,679
Techno Medica Co. Ltd.	80,791	1,404,451
The Monogatari Corp.	84,300	6,211,303
TKC Corp.	223,200	7,025,385
Tocalo Co. Ltd.	117,000	4,721,178
USS Co. Ltd.	966,500	19,537,614
Welcia Holdings Co. Ltd.	172,500	6,546,758
Workman Co. Ltd.	229,500	7,153,722
Yamada Consulting Group Co. Ltd.	542,800	10,486,568
Yamato Kogyo Co. Ltd.	113,000	3,022,643

TOTAL JAPAN		378,633,858

Korea (South) - 1.7%
BGFretail Co. Ltd. (c)	233,683	16,532,055
Leeno Industrial, Inc.	63,110	2,889,957

TOTAL KOREA (SOUTH)		19,422,012

Mexico - 0.3%
Consorcio ARA S.A.B. de CV	9,564,478	3,382,433
Netherlands - 2.2%
Aalberts Industries NV	319,501	15,759,570
Takeaway.com Holding BV (a)(d)	74,887	3,539,443
VastNed Retail NV	129,002	5,647,071

TOTAL NETHERLANDS		24,946,084

Norway - 0.9%
Kongsberg Gruppen ASA (b)	331,100	6,039,900
Skandiabanken ASA	436,200	4,419,142

TOTAL NORWAY		10,459,042

Philippines - 0.5%
Jollibee Food Corp.	1,309,740	6,322,034
South Africa - 0.9%
Clicks Group Ltd.	884,913	9,915,782
Spain - 2.6%
Hispania Activos Inmobiliarios SA	366,631	6,322,773
Merlin Properties Socimi SA	545,300	7,196,733
Prosegur Compania de Seguridad SA (Reg.)	2,217,090	16,915,881

TOTAL SPAIN		30,435,387

Sweden - 4.9%
Addlife AB	173,500	3,419,577
AddTech AB (B Shares)	430,143	9,531,159
Fagerhult AB	1,325,439	16,822,000
Lagercrantz Group AB (B Shares)	684,707	7,279,201
Loomis AB (B Shares)	216,200	8,674,703
Saab AB (B Shares)	204,600	10,455,272

TOTAL SWEDEN		56,181,912

Switzerland - 0.6%
Tecan Group AG	34,420	7,279,727
Taiwan - 0.5%
Addcn Technology Co. Ltd.	588,435	5,330,239
United Kingdom - 15.6%
Alliance Pharma PLC	4,048,400	3,212,687
Avon Rubber PLC	186,800	2,428,884
Dechra Pharmaceuticals PLC	615,409	16,804,828
DP Poland PLC (a)	7,057,200	3,936,669
Elementis PLC	2,839,910	10,723,303
Great Portland Estates PLC	1,103,789	9,111,174
Hilton Food Group PLC (e)	312,888	3,706,815
Howden Joinery Group PLC	1,999,300	10,889,674
Informa PLC	1,684,956	15,597,984
InterContinental Hotel Group PLC ADR	100,195	5,569,840
ITE Group PLC	3,080,234	7,271,775
Rightmove PLC	195,147	10,766,524
Shaftesbury PLC	974,573	12,814,353
Spectris PLC	697,778	23,724,899
Spirax-Sarco Engineering PLC	331,991	24,912,762
Topps Tiles PLC	3,398,615	3,148,425
Ultra Electronics Holdings PLC	383,858	9,299,135
Unite Group PLC	674,423	6,297,016

TOTAL UNITED KINGDOM		180,216,747

United States of America - 2.6%
Autoliv, Inc. (b)	52,200	6,517,692
Martin Marietta Materials, Inc.	24,820	5,382,217
Mohawk Industries, Inc. (a)	18,300	4,790,208
PriceSmart, Inc.	84,074	7,045,401
ResMed, Inc.	75,095	6,321,497

TOTAL UNITED STATES OF AMERICA		30,057,015

TOTAL COMMON STOCKS
(Cost $821,967,892)		1,083,446,882

Nonconvertible Preferred Stocks - 1.7%
Germany - 1.7%
Sartorius AG (non-vtg.)
(Cost $8,387,461)	215,280	20,064,020

Money Market Funds - 4.7%
Fidelity Cash Central Fund, 1.10% (f)	47,164,769	47,174,202
Fidelity Securities Lending Cash Central Fund 1.11% (f)(g)	6,505,865	6,506,516
TOTAL MONEY MARKET FUNDS
(Cost $53,681,365)		53,680,718
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $884,036,718)		1,157,191,620
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(5,137,743)
NET ASSETS - 100%		$1,152,053,877

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,539,443 or 0.3% of net assets.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$287,822
Fidelity Securities Lending Cash Central Fund	237,504
Total	$525,326

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
DP Poland PLC	$5,450,276	$64,233	$907,568	$--	$599,349	$(1,269,621)	$--
Total	$5,450,276	$64,233	$907,568	$--	$599,349	$(1,269,621)	$--

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$161,301,062	$93,078,305	$68,222,757	$--
Consumer Staples	107,775,630	42,534,192	48,709,383	16,532,055
Energy	21,746,457	12,595,333	9,151,124	--
Financials	69,912,735	64,828,395	5,084,340	--
Health Care	143,127,214	108,983,711	34,143,503	--
Industrials	278,437,812	187,114,753	91,323,059	--
Information Technology	154,710,340	75,378,829	79,331,511	--
Materials	86,245,342	55,495,881	30,295,378	454,083
Real Estate	80,254,310	67,881,507	12,372,803	--
Money Market Funds	53,680,718	53,680,718	--	--
Total Investments in Securities:	$1,157,191,620	$761,571,624	$378,633,858	$16,986,138

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$284,616,077
Level 2 to Level 1	$0

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	283,385
Net Unrealized Gain (Loss) on Investment Securities	(1,863,075)
Cost of Purchases	3,666,809
Proceeds of Sales	(467,198)
Amortization/Accretion	--
Transfers into Level 3	14,912,134
Transfers out of Level 3	--
Ending Balance	$16,532,055
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2017	$(1,863,075)
Other Investments in Securities
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	(1,348,315)
Net Unrealized Gain (Loss) on Investment Securities	(1,479,124)
Cost of Purchases	359,803
Proceeds of Sales	(2,035,022)
Amortization/Accretion	--
Transfers into Level 3	4,956,741
Transfers out of Level 3	--
Ending Balance	$454,083
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2017	$(1,479,124)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $6,241,794) — See accompanying schedule: Unaffiliated issuers (cost $830,355,353)	$1,103,510,902
Fidelity Central Funds (cost $53,681,365)	53,680,718
Total Investment in Securities (cost $884,036,718)		$1,157,191,620
Receivable for fund shares sold		1,581,653
Dividends receivable		3,359,582
Distributions receivable from Fidelity Central Funds		47,021
Prepaid expenses		2,527
Other receivables		10,690
Total assets		1,162,193,093
Liabilities
Payable for investments purchased
Regular delivery	$115
Delayed delivery	333,025
Payable for fund shares redeemed	2,215,893
Accrued management fee	749,378
Distribution and service plan fees payable	26,250
Other affiliated payables	225,143
Other payables and accrued expenses	83,023
Collateral on securities loaned	6,506,389
Total liabilities		10,139,216
Net Assets		$1,152,053,877
Net Assets consist of:
Paid in capital		$873,874,359
Undistributed net investment income		8,057,934
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,033,738)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		273,155,322
Net Assets		$1,152,053,877
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($41,324,324 ÷ 2,237,463 shares)		$18.47
Maximum offering price per share (100/94.25 of $18.47)		$19.60
Class M:
Net Asset Value and redemption price per share ($14,422,181 ÷ 787,171 shares)		$18.32
Maximum offering price per share (100/96.50 of $18.32)		$18.98
Class C:
Net Asset Value and offering price per share ($14,547,484 ÷ 815,281 shares)(a)		$17.84
International Small Cap Opportunities:
Net Asset Value, offering price and redemption price per share ($916,881,772 ÷ 49,065,046 shares)		$18.69
Class I:
Net Asset Value, offering price and redemption price per share ($164,878,116 ÷ 8,834,439 shares)		$18.66

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$22,770,353
Income from Fidelity Central Funds		525,326
Income before foreign taxes withheld		23,295,679
Less foreign taxes withheld		(2,076,669)
Total income		21,219,010
Expenses
Management fee
Basic fee	$8,769,277
Performance adjustment	142,160
Transfer agent fees	2,067,521
Distribution and service plan fees	292,195
Accounting and security lending fees	485,425
Custodian fees and expenses	158,279
Independent trustees' fees and expenses	4,093
Registration fees	104,587
Audit	79,821
Legal	2,898
Interest	2,066
Miscellaneous	10,741
Total expenses before reductions	12,119,063
Expense reductions	(31,942)	12,087,121
Net investment income (loss)		9,131,889
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	40,931,692
Fidelity Central Funds	(1,551)
Other affiliated issuers	599,349
Foreign currency transactions	31,689
Total net realized gain (loss)		41,561,179
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	188,565,869
Fidelity Central Funds	(1,672)
Other affiliated issuers	(1,269,621)
Assets and liabilities in foreign currencies	126,415
Total change in net unrealized appreciation (depreciation)		187,420,991
Net gain (loss)		228,982,170
Net increase (decrease) in net assets resulting from operations		$238,114,059

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,131,889	$9,502,103
Net realized gain (loss)	41,561,179	53,842,316
Change in net unrealized appreciation (depreciation)	187,420,991	(43,765,071)
Net increase (decrease) in net assets resulting from operations	238,114,059	19,579,348
Distributions to shareholders from net investment income	(10,624,038)	(4,852,691)
Distributions to shareholders from net realized gain	(2,566,511)	(4,655,673)
Total distributions	(13,190,549)	(9,508,364)
Share transactions - net increase (decrease)	(108,646,188)	68,430,907
Redemption fees	188,947	241,368
Total increase (decrease) in net assets	116,466,269	78,743,259
Net Assets
Beginning of period	1,035,587,608	956,844,349
End of period	$1,152,053,877	$1,035,587,608
Other Information
Undistributed net investment income end of period	$8,057,934	$9,497,402

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Small Cap Opportunities Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$14.82	$14.75	$13.65	$13.68	$10.78
Income from Investment Operations
Net investment income (loss)A	.10	.09	.06	.05	.07
Net realized and unrealized gain (loss)	3.71	.10	1.11	.05	2.91
Total from investment operations	3.81	.19	1.17	.10	2.98
Distributions from net investment income	(.12)	(.05)	(.05)	(.06)	(.08)
Distributions from net realized gain	(.04)	(.07)	(.02)	(.08)	(.01)
Total distributions	(.16)	(.12)	(.07)	(.13)B	(.08)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$18.47	$14.82	$14.75	$13.65	$13.68
Total ReturnE,F	26.00%	1.30%	8.62%	.78%	27.85%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.43%	1.45%	1.52%	1.63%	1.70%
Expenses net of fee waivers, if any	1.43%	1.45%	1.52%	1.63%	1.65%
Expenses net of all reductions	1.43%	1.45%	1.51%	1.63%	1.64%
Net investment income (loss)	.61%	.62%	.38%	.33%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$41,324	$45,151	$42,289	$25,041	$22,052
Portfolio turnover rateI	11%	24%	21%	18%	31%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.13 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.079 per share.

 C Total distributions of $.08 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.005 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$14.68	$14.62	$13.53	$13.56	$10.69
Income from Investment Operations
Net investment income (loss)A	.05	.04	.01	.01	.04
Net realized and unrealized gain (loss)	3.69	.10	1.11	.06	2.89
Total from investment operations	3.74	.14	1.12	.07	2.93
Distributions from net investment income	(.06)	(.01)	(.01)	(.02)	(.05)
Distributions from net realized gain	(.04)	(.07)	(.02)	(.08)	(.01)
Total distributions	(.10)	(.08)	(.03)	(.10)	(.06)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$18.32	$14.68	$14.62	$13.53	$13.56
Total ReturnC,D	25.63%	.95%	8.27%	.55%	27.53%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.73%	1.77%	1.80%	1.89%	1.96%
Expenses net of fee waivers, if any	1.73%	1.77%	1.80%	1.89%	1.90%
Expenses net of all reductions	1.73%	1.77%	1.80%	1.89%	1.89%
Net investment income (loss)	.31%	.30%	.10%	.07%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$14,422	$12,308	$13,296	$9,913	$9,634
Portfolio turnover rateG	11%	24%	21%	18%	31%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$14.27	$14.26	$13.23	$13.28	$10.48
Income from Investment Operations
Net investment income (loss)A	(.03)	(.03)	(.05)	(.06)	(.02)
Net realized and unrealized gain (loss)	3.60	.09	1.08	.06	2.84
Total from investment operations	3.57	.06	1.03	–	2.82
Distributions from net investment income	–	–	–	–	(.01)
Distributions from net realized gain	–	(.05)	–	(.05)	(.01)
Total distributions	–	(.05)	–	(.05)	(.02)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$17.84	$14.27	$14.26	$13.23	$13.28
Total ReturnC,D	25.02%	.44%	7.79%	.03%	26.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.22%	2.26%	2.27%	2.38%	2.45%
Expenses net of fee waivers, if any	2.22%	2.26%	2.27%	2.38%	2.40%
Expenses net of all reductions	2.21%	2.25%	2.26%	2.38%	2.39%
Net investment income (loss)	(.17)%	(.19)%	(.36)%	(.42)%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$14,547	$12,625	$17,370	$8,438	$8,070
Portfolio turnover rateG	11%	24%	21%	18%	31%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.00	$14.91	$13.80	$13.82	$10.88
Income from Investment Operations
Net investment income (loss)A	.15	.13	.10	.09	.10
Net realized and unrealized gain (loss)	3.75	.11	1.12	.06	2.95
Total from investment operations	3.90	.24	1.22	.15	3.05
Distributions from net investment income	(.17)	(.08)	(.09)	(.09)	(.10)
Distributions from net realized gain	(.04)	(.07)	(.02)	(.08)	(.01)
Total distributions	(.21)	(.15)	(.11)	(.17)	(.11)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$18.69	$15.00	$14.91	$13.80	$13.82
Total ReturnC	26.39%	1.58%	8.92%	1.11%	28.24%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.13%	1.17%	1.23%	1.30%	1.39%
Expenses net of fee waivers, if any	1.13%	1.17%	1.22%	1.30%	1.39%
Expenses net of all reductions	1.13%	1.16%	1.22%	1.30%	1.38%
Net investment income (loss)	.91%	.90%	.68%	.65%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$916,882	$809,952	$762,563	$584,253	$518,121
Portfolio turnover rateF	11%	24%	21%	18%	31%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$14.99	$14.91	$13.81	$13.83	$10.90
Income from Investment Operations
Net investment income (loss)A	.15	.13	.10	.08	.11
Net realized and unrealized gain (loss)	3.74	.10	1.13	.07	2.93
Total from investment operations	3.89	.23	1.23	.15	3.04
Distributions from net investment income	(.18)	(.08)	(.11)	(.09)	(.10)
Distributions from net realized gain	(.04)	(.07)	(.02)	(.08)	(.01)
Total distributions	(.22)	(.15)	(.13)	(.17)	(.11)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$18.66	$14.99	$14.91	$13.81	$13.83
Total ReturnC	26.34%	1.56%	8.98%	1.11%	28.11%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.14%	1.16%	1.19%	1.36%	1.38%
Expenses net of fee waivers, if any	1.14%	1.16%	1.19%	1.36%	1.37%
Expenses net of all reductions	1.14%	1.16%	1.18%	1.36%	1.37%
Net investment income (loss)	.90%	.91%	.71%	.60%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$164,878	$155,551	$120,723	$29,822	$5,670
Portfolio turnover rateF	11%	24%	21%	18%	31%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, International Small Cap Opportunities and Class I, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	16,986,138	Market approach	Transaction price	$0.23-$70.75 / $68.86	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investments companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$301,414,773
Gross unrealized depreciation	(45,831,951)
Net unrealized appreciation (depreciation)	$255,582,822
Tax Cost	$901,608,798

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$22,598,255
Net unrealized appreciation (depreciation) on securities and other investments	$255,581,263

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$13,190,549	$ 9,508,364

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days may be subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $114,512,335 and $258,712,685, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .86% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$102,634	$1,872
Class M	.25%	.25%	62,074	–
Class C	.75%	.25%	127,487	11,355
			$292,195	$13,227

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,805
Class M	1,586
Class C(a)	1,220
$6,611

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$99,338.24
Class M	36,835.30
Class C	35,724.28
International Small Cap Opportunities	1,578,011.19
Class I	317,613.20
	$2,067,521

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $921 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,779,000.58%		$1,257

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,289 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,047,704. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $237,504, including $1,880 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $5,334,167. The weighted average interest rate was .91%. The interest expense amounted to $809 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $23,393 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $64.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,485.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$345,589	$159,395
Class M	44,101	9,385
International Small Cap Opportunities	8,436,166	3,989,748
Class I	1,798,182	694,163
Total	$10,624,038	$4,852,691
From net realized gain
Class A	$117,149	$214,570
Class M	32,073	65,696
Class C	–	66,143
International Small Cap Opportunities	2,008,611	3,723,825
Class I	408,678	585,439
Total	$2,566,511	$4,655,673

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	617,618	1,351,287	$9,892,785	$19,658,244
Reinvestment of distributions	30,743	24,184	441,465	359,376
Shares redeemed	(1,457,378)	(1,195,179)	(22,890,236)	(17,426,031)
Net increase (decrease)	(809,017)	180,292	$(12,555,986)	$2,591,589
Class M
Shares sold	184,978	193,483	$3,117,188	$2,768,529
Reinvestment of distributions	5,229	5,021	74,674	74,158
Shares redeemed	(241,247)	(269,450)	(3,797,029)	(3,846,732)
Net increase (decrease)	(51,040)	(70,946)	$(605,167)	$(1,004,045)
Class B
Shares sold	–	3,601	$–	$51,563
Shares redeemed	–	(45,696)	–	(635,715)
Net increase (decrease)	–	(42,095)	$–	$(584,152)
Class C
Shares sold	166,898	246,339	$2,711,727	$3,449,372
Reinvestment of distributions	–	4,483	–	64,648
Shares redeemed	(236,034)	(584,363)	(3,599,444)	(8,102,721)
Net increase (decrease)	(69,136)	(333,541)	$(887,717)	$(4,588,701)
International Small Cap Opportunities
Shares sold	8,291,089	26,676,267	$139,007,305	$389,947,202
Reinvestment of distributions	594,332	402,267	8,611,863	6,034,011
Shares redeemed	(13,816,436)	(24,218,791)	(218,659,907)	(357,874,849)
Net increase (decrease)	(4,931,015)	2,859,743	$(71,040,739)	$38,106,364
Class I
Shares sold	4,860,065	5,357,445	$80,212,539	$78,823,330
Reinvestment of distributions	138,286	75,351	2,000,992	1,129,506
Shares redeemed	(6,539,728)	(3,153,630)	(105,770,110)	(46,042,984)
Net increase (decrease)	(1,541,377)	2,279,166	$(23,556,579)	$33,909,852

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.42%
Actual		$1,000.00	$1,122.10	$7.60
Hypothetical-C		$1,000.00	$1,018.05	$7.22
Class M	1.72%
Actual		$1,000.00	$1,119.80	$9.19
Hypothetical-C		$1,000.00	$1,016.53	$8.74
Class C	2.21%
Actual		$1,000.00	$1,117.10	$11.79
Hypothetical-C		$1,000.00	$1,014.06	$11.22
International Small Cap Opportunities	1.13%
Actual		$1,000.00	$1,123.90	$6.05
Hypothetical-C		$1,000.00	$1,019.51	$5.75
Class I	1.13%
Actual		$1,000.00	$1,123.40	$6.05
Hypothetical-C		$1,000.00	$1,019.51	$5.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Small Cap Opportunities Fund
Class A	12/11/17	12/08/17	$0.093	$0.243
Class M	12/11/17	12/08/17	$0.060	$0.243
Class C	12/11/17	12/08/17	$0.000	$0.243
International Small Cap Opportunities	12/11/17	12/08/17	$0.139	$0.243
Class I	12/11/17	12/08/17	$0.138	$0.243

Class A designates 6%; Class M designates 9%; International Small Cap Opportunities designates 5% and Class I designates 4% of the dividends distributed in December 2016, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, International Small Cap Opportunities and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Small Cap Opportunities Fund
Class A	12/12/16	$0.1854	$0.0274
Class M	12/12/16	$0.1224	$0.0274
International Small Cap Opportunities	12/12/16	$0.2354	$0.0274
Class I	12/12/16	$0.2434	$0.0274

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2017.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recentone-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Small Cap Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure, without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class ranked below the competitive median for 2016 and the total expense ratio of Class M (formerly Class T) ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class M was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AILS-ANN-1217
1.815091.112

Fidelity® Global Commodity Stock Fund Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity® Global Commodity Stock Fund	18.65%	(1.37)%	4.03%

 A From March 25, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Commodity Stock Fund, a class of the fund, on March 25, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$14,046	Fidelity® Global Commodity Stock Fund
$29,566	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) Index returned 23.70% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+23%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. The U.S. (+23%) finished close to the index result. Sector-wise, information technology (+41%) was driven by a surge among several U.S. and Chinese internet-related names. Financials (+31%) rode rising interest rates that, at the same time, weighed on real estate (+13%) as well as utilities (+15%), consumer staples (+9%) and telecommunication services (+5%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+26%) responded to demand from China and price gains for certain commodities. In the energy sector (+10%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+20%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager S. Joseph Wickwire II, CFA:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 18% to 19%, trailing the 20.52% gain of the industry index, the MSCI All Country World Commodity Producers Sector Capped Index. The fund also lagged the broader global equity market, as measured by the MSCI ACWI (All Country World Index) Index. Overall, global economic improvement, particularly in foreign markets, provided a tailwind for many commodity producers. Versus the commodities-focused industry index, the fund was hindered most by an overweighting in the exploration & production group, which gained about 1%. Here, notable individual detractors included Range Resources and a sizable position in Anadarko Petroleum. Elsewhere, underweighting the paper products subindustry held back our relative result, including largely avoiding Brazil's Fibria Celulose, as shares of the pulp and paper manufacturer roughly doubled this period. Turning to contributors, good stock selection among agriculture-related firms boosted the fund's relative return, led by North American fertilizer manufacturer CF Industries Holdings and Chicago-based food processor Archer Daniels Midland. Lastly, a sizable underweighting in relatively poor-performing integrated oil giant Exxon Mobil was the fund's top relative contributor the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
BHP Billiton PLC	4.5	4.4
Chevron Corp.	4.2	4.2
Rio Tinto PLC	3.4	4.1
Exxon Mobil Corp.	3.3	1.5
Potash Corp. of Saskatchewan, Inc.	3.1	2.6
Glencore Xstrata PLC	2.8	3.4
Agrium, Inc.	2.6	2.2
Total SA	2.4	2.2
FMC Corp.	2.2	1.3
Anadarko Petroleum Corp.	2.2	2.2
	30.7

Top Sectors (% of fund's net assets)

As of October 31, 2017
Energy	32.7%
Metals	32.7%
Agriculture	26.2%
Other	7.2%
Short-Term Investments and Net Other Assets	1.2%

As of April 30, 2017
Energy	34.5%
Metals	31.3%
Agriculture	28.7%
Other	3.9%
Short-Term Investments and Net Other Assets	1.6%

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Chemicals - 17.7%
Commodity Chemicals - 0.9%
LyondellBasell Industries NV Class A	35,100	$3,633,903
Methanex Corp.	4,200	204,677
		3,838,580
Diversified Chemicals - 1.0%
DowDuPont, Inc.	42,358	3,062,907
Eastman Chemical Co.	5,000	454,050
The Chemours Co. LLC	16,200	917,082
		4,434,039
Fertilizers & Agricultural Chemicals - 15.3%
Agrium, Inc.	103,200	11,235,129
CF Industries Holdings, Inc.	221,760	8,422,445
FMC Corp.	100,300	9,313,858
K&S AG (a)	140,100	3,397,730
Monsanto Co.	61,200	7,411,320
Potash Corp. of Saskatchewan, Inc.	687,000	13,371,498
The Mosaic Co.	285,161	6,370,497
UPL Ltd.	109,900	1,356,650
Yara International ASA	100,400	4,766,787
		65,645,914
Specialty Chemicals - 0.5%
Platform Specialty Products Corp. (b)	119,500	1,278,650
W.R. Grace & Co.	10,300	787,847
		2,066,497

TOTAL CHEMICALS		75,985,030

Construction Materials - 0.2%
Construction Materials - 0.2%
Buzzi Unicem SpA	15,600	434,848
CEMEX S.A.B. de CV sponsored ADR	51,800	420,098
		854,946
Containers & Packaging - 0.1%
Paper Packaging - 0.1%
Graphic Packaging Holding Co.	14,100	218,409
WestRock Co.	3,459	212,140
		430,549
Energy Equipment & Services - 0.7%
Oil & Gas Equipment & Services - 0.7%
Baker Hughes, a GE Co. Class A	40,700	1,279,201
John Wood Group PLC	139,100	1,314,465
Schlumberger Ltd.	10,000	640,000
		3,233,666
Food Products - 5.7%
Agricultural Products - 5.5%
Archer Daniels Midland Co.	78,000	3,187,860
Bunge Ltd.	108,100	7,435,118
Darling International, Inc. (b)	194,800	3,555,100
First Resources Ltd.	1,532,700	2,215,112
Ingredion, Inc.	42,500	5,327,375
Wilmar International Ltd.	709,100	1,763,516
		23,484,081
Packaged Foods & Meats - 0.2%
Adecoagro SA (b)	106,700	1,084,072

TOTAL FOOD PRODUCTS		24,568,153

Independent Power and Renewable Electricity Producers - 0.6%
Independent Power Producers & Energy Traders - 0.6%
China Resources Power Holdings Co. Ltd.	476,000	915,220
NRG Energy, Inc.	25,100	627,500
The AES Corp.	91,400	971,582
		2,514,302
Machinery - 1.4%
Agricultural & Farm Machinery - 0.4%
AGCO Corp.	600	41,142
Deere & Co.	6,400	850,432
Jain Irrigation Systems Ltd.	617,859	977,601
		1,869,175
Construction Machinery & Heavy Trucks - 0.4%
Allison Transmission Holdings, Inc.	36,400	1,546,636
Caterpillar, Inc.	400	54,320
		1,600,956
Industrial Machinery - 0.6%
Andritz AG	15,300	865,090
Mitsubishi Heavy Industries Ltd.	21,400	837,316
The Weir Group PLC	40,700	1,055,708
		2,758,114

TOTAL MACHINERY		6,228,245

Metals & Mining - 32.3%
Copper - 2.6%
First Quantum Minerals Ltd.	619,124	6,925,013
Freeport-McMoRan, Inc. (b)	290,000	4,054,200
		10,979,213
Diversified Metals & Mining - 14.8%
Anglo American PLC (United Kingdom)	236,651	4,463,174
Arizona Mining, Inc. (b)	635,900	1,597,020
BHP Billiton PLC	1,067,704	19,331,472
Boliden AB	55,200	1,931,949
Glencore Xstrata PLC	2,465,935	11,888,728
Grupo Mexico SA de CV Series B	408,820	1,329,343
Ivanhoe Mines Ltd. (b)	586,900	2,124,504
Korea Zinc Co. Ltd.	1,992	912,184
MMC Norilsk Nickel PJSC sponsored ADR	45,700	840,880
Rio Tinto PLC	304,887	14,409,155
South32 Ltd.	509,778	1,314,834
Teck Resources Ltd. Class B (sub. vtg.)	118,900	2,429,427
Turquoise Hill Resources Ltd. (b)	311,400	951,024
		63,523,694
Gold - 7.3%
Agnico Eagle Mines Ltd. (Canada)	47,000	2,098,442
AngloGold Ashanti Ltd. sponsored ADR	117,500	1,092,750
B2Gold Corp. (b)	862,180	2,192,040
Barrick Gold Corp.	327,500	4,731,881
Compania de Minas Buenaventura SA sponsored ADR	30,200	416,458
Continental Gold, Inc. (b)	571,800	1,373,987
Detour Gold Corp. (b)	79,800	850,515
Eldorado Gold Corp.	259,600	325,984
Goldcorp, Inc.	140,110	1,829,977
Guyana Goldfields, Inc. (b)	306,000	1,091,078
Kinross Gold Corp. (b)	110,000	434,850
Newcrest Mining Ltd.	63,442	1,088,125
Newmont Mining Corp.	123,600	4,469,376
Premier Gold Mines Ltd. (b)	1,044,900	2,778,085
Randgold Resources Ltd. sponsored ADR	19,200	1,886,784
Resolute Mng Ltd.	516,514	407,173
Seabridge Gold, Inc. (b)	33,200	451,520
SEMAFO, Inc. (b)	441,100	1,107,793
Sibanye-Stillwater ADR (a)	213,428	1,094,886
Solgold PLC (a)(b)	575,000	253,926
Teranga Gold Corp. (b)	174,600	354,586
Torex Gold Resources, Inc. (b)	76,470	1,054,493
		31,384,709
Precious Metals & Minerals - 0.7%
Alrosa Co. Ltd.	625,000	803,694
Dalradian Resources, Inc. (b)	10,000	9,457
Fresnillo PLC	48,300	835,228
Gold Standard Ventures Corp. (b)	721,400	952,247
Impala Platinum Holdings Ltd. (b)	122,400	339,530
Osisko Mining, Inc. (b)	5,000	15,270
		2,955,426
Silver - 0.7%
Wheaton Precious Metals Corp.	143,900	2,985,972
Steel - 6.2%
ArcelorMittal SA Class A unit (a)(b)	172,102	4,922,117
China Steel Corp.	530,000	431,731
Fortescue Metals Group Ltd.	258,456	917,835
Hyundai Steel Co.	28,152	1,447,773
JFE Holdings, Inc.	105,300	2,263,032
Nippon Steel & Sumitomo Metal Corp.	101,200	2,426,318
Nucor Corp.	65,692	3,798,968
POSCO	15,312	4,472,250
Steel Dynamics, Inc.	53,600	1,994,456
Thyssenkrupp AG	93,700	2,499,999
Vale SA sponsored ADR	152,741	1,495,334
		26,669,813

TOTAL METALS & MINING		138,498,827

Multi-Utilities - 0.2%
Multi-Utilities - 0.2%
E.ON AG	77,600	919,129
Oil, Gas & Consumable Fuels - 32.4%
Coal & Consumable Fuels - 0.1%
Cameco Corp.	53,100	431,353
Integrated Oil & Gas - 17.7%
BP PLC	1,023,500	6,942,053
Cenovus Energy, Inc.	294,700	2,859,967
Chevron Corp.	156,300	18,113,607
China Petroleum & Chemical Corp. (H Shares)	2,756,000	2,023,782
Exxon Mobil Corp.	170,500	14,211,175
Gazprom OAO	195,000	419,810
Imperial Oil Ltd.	28,400	920,837
Lukoil PJSC sponsored ADR	42,200	2,240,820
Occidental Petroleum Corp.	13,100	845,867
Royal Dutch Shell PLC:
Class A (United Kingdom)	122,000	3,840,535
Class B (United Kingdom)	44,393	1,429,334
Statoil ASA (a)	116,900	2,375,118
Suncor Energy, Inc.	240,632	8,169,663
Total SA	185,600	10,344,999
YPF SA Class D sponsored ADR (b)	50,300	1,235,368
		75,972,935
Oil & Gas Exploration & Production - 13.0%
Anadarko Petroleum Corp.	187,800	9,271,686
Apache Corp.	40,500	1,675,485
Cabot Oil & Gas Corp.	40,900	1,132,930
Canadian Natural Resources Ltd.	83,300	2,906,880
Centennial Resource Development, Inc. Class A	2,500	48,575
Cimarex Energy Co.	9,000	1,052,370
CNOOC Ltd. sponsored ADR	23,600	3,226,120
ConocoPhillips Co.	98,500	5,038,275
Continental Resources, Inc. (b)	50,292	2,047,387
Devon Energy Corp.	42,100	1,553,490
Diamondback Energy, Inc. (b)	14,400	1,543,104
Encana Corp.	40,600	474,889
EOG Resources, Inc.	44,100	4,404,267
EQT Corp.	33,601	2,101,407
Hess Corp.	25,300	1,117,248
INPEX Corp.	84,600	905,828
Marathon Oil Corp.	92,800	1,319,616
Murphy Oil Corp.	34,400	920,200
Newfield Exploration Co. (b)	37,000	1,139,230
Noble Energy, Inc.	139,200	3,879,504
NOVATEK OAO GDR (Reg. S)	13,400	1,528,940
Pioneer Natural Resources Co.	14,010	2,096,877
PrairieSky Royalty Ltd.	61,398	1,634,298
Range Resources Corp. (a)	97,900	1,772,969
RSP Permian, Inc. (b)	25,850	889,499
Southwestern Energy Co. (b)	191,700	1,063,935
Woodside Petroleum Ltd.	37,311	877,525
		55,622,534
Oil & Gas Refining & Marketing - 0.3%
Bharat Petroleum Corp. Ltd.	58,500	489,322
Reliance Industries Ltd.	59,400	863,112
		1,352,434
Oil & Gas Storage & Transport - 1.3%
Boardwalk Pipeline Partners, LP	75,900	1,064,118
Cheniere Energy, Inc. (b)	19,100	892,734
Golar LNG Ltd. (a)	42,500	898,025
Kinder Morgan, Inc.	56,300	1,019,593
Petronet LNG Ltd.	207,500	832,724
Scorpio Tankers, Inc.	245,700	874,692
		5,581,886

TOTAL OIL, GAS & CONSUMABLE FUELS		138,961,142

Paper & Forest Products - 5.2%
Forest Products - 0.3%
Quintis Ltd. (c)	413,280	93,310
Svenska Cellulosa AB (SCA) (B Shares)	137,700	1,292,842
		1,386,152
Paper Products - 4.9%
Mondi PLC	297,600	7,197,638
Nine Dragons Paper (Holdings) Ltd.	414,000	759,925
Sappi Ltd.	285,361	1,911,321
Stora Enso Oyj (R Shares)	130,600	2,043,098
UPM-Kymmene Corp.	295,100	8,868,679
		20,780,661

TOTAL PAPER & FOREST PRODUCTS		22,166,813

Pharmaceuticals - 0.3%
Pharmaceuticals - 0.3%
Bayer AG	11,100	1,443,877
Trading Companies & Distributors - 0.4%
Trading Companies & Distributors - 0.4%
Univar, Inc. (b)	53,000	1,576,750
TOTAL COMMON STOCKS
(Cost $460,294,912)		417,381,429

Nonconvertible Preferred Stocks - 1.6%
Metals & Mining - 0.4%
Steel - 0.4%
Gerdau SA (PN)	52,000	174,059
Gerdau SA sponsored ADR	532,900	1,763,899
		1,937,958
Oil, Gas & Consumable Fuels - 0.9%
Integrated Oil & Gas - 0.9%
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.) (b)	356,900	3,658,225
Paper & Forest Products - 0.3%
Paper Products - 0.3%
Suzano Papel e Celulose SA	177,900	1,105,587
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $6,045,313)		6,701,770

Money Market Funds - 3.7%
Fidelity Cash Central Fund, 1.10% (d)	3,156,335	3,156,966
Fidelity Securities Lending Cash Central Fund 1.11% (d)(e)	12,638,057	12,639,320
TOTAL MONEY MARKET FUNDS
(Cost $15,796,730)		15,796,286
TOTAL INVESTMENT IN SECURITIES - 102.5%
(Cost $482,136,955)		439,879,485
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(10,583,395)
NET ASSETS - 100%		$429,296,090

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$42,932
Fidelity Securities Lending Cash Central Fund	132,727
Total	$175,659

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$417,381,429	$343,323,921	$73,964,198	$93,310
Nonconvertible Preferred Stocks	6,701,770	6,701,770	--	--
Money Market Funds	15,796,286	15,796,286	--	--
Total Investments in Securities:	$439,879,485	$365,821,977	$73,964,198	$93,310

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	37.0%
Canada	18.9%
United Kingdom	14.2%
Bailiwick of Jersey	3.2%
Finland	2.6%
France	2.4%
Bermuda	2.1%
Germany	2.0%
Brazil	1.9%
Norway	1.7%
Korea (South)	1.5%
Japan	1.5%
Luxembourg	1.3%
Russia	1.3%
Australia	1.1%
South Africa	1.0%
India	1.0%
Others (Individually Less Than 1%)	5.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $12,167,784) — See accompanying schedule: Unaffiliated issuers (cost $466,340,225)	$424,083,199
Fidelity Central Funds (cost $15,796,730)	15,796,286
Total Investment in Securities (cost $482,136,955)		$439,879,485
Foreign currency held at value (cost $276,467)		277,381
Receivable for investments sold		3,102,219
Receivable for fund shares sold		3,413,322
Dividends receivable		458,224
Distributions receivable from Fidelity Central Funds		7,953
Prepaid expenses		909
Other receivables		19,507
Total assets		447,159,000
Liabilities
Payable for investments purchased	$4,312,349
Payable for fund shares redeemed	477,301
Accrued management fee	247,456
Distribution and service plan fees payable	21,130
Other affiliated payables	109,187
Other payables and accrued expenses	54,915
Collateral on securities loaned	12,640,572
Total liabilities		17,862,910
Net Assets		$429,296,090
Net Assets consist of:
Paid in capital		$531,459,376
Undistributed net investment income		4,378,040
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(64,262,092)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(42,279,234)
Net Assets		$429,296,090
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($29,919,799 ÷ 2,382,606 shares)		$12.56
Maximum offering price per share (100/94.25 of $12.56)		$13.33
Class M:
Net Asset Value and redemption price per share ($6,876,025 ÷ 548,659 shares)		$12.53
Maximum offering price per share (100/96.50 of $12.53)		$12.98
Class C:
Net Asset Value and offering price per share ($14,288,713 ÷ 1,152,801 shares)(a)		$12.39
Global Commodity Stock:
Net Asset Value, offering price and redemption price per share ($264,556,747 ÷ 21,006,163 shares)		$12.59
Class I:
Net Asset Value, offering price and redemption price per share ($113,654,806 ÷ 9,022,691 shares)		$12.60

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$10,152,766
Income from Fidelity Central Funds		175,659
Income before foreign taxes withheld		10,328,425
Less foreign taxes withheld		(502,978)
Total income		9,825,447
Expenses
Management fee	$2,861,185
Transfer agent fees	1,084,396
Distribution and service plan fees	255,937
Accounting and security lending fees	215,262
Custodian fees and expenses	58,348
Independent trustees' fees and expenses	1,608
Registration fees	88,279
Audit	58,197
Legal	1,209
Miscellaneous	2,887
Total expenses before reductions	4,627,308
Expense reductions	(43,280)	4,584,028
Net investment income (loss)		5,241,419
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,393,066
Fidelity Central Funds	(2,036)
Foreign currency transactions	(36,581)
Total net realized gain (loss)		30,354,449
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	31,183,525
Fidelity Central Funds	(444)
Assets and liabilities in foreign currencies	8,727
Total change in net unrealized appreciation (depreciation)		31,191,808
Net gain (loss)		61,546,257
Net increase (decrease) in net assets resulting from operations		$66,787,676

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,241,419	$3,732,641
Net realized gain (loss)	30,354,449	(22,456,882)
Change in net unrealized appreciation (depreciation)	31,191,808	48,478,395
Net increase (decrease) in net assets resulting from operations	66,787,676	29,754,154
Distributions to shareholders from net investment income	(3,511,036)	(5,140,876)
Distributions to shareholders from net realized gain	(2,362,260)	(224,075)
Total distributions	(5,873,296)	(5,364,951)
Share transactions - net increase (decrease)	15,840,057	97,100,151
Redemption fees	12,604	14,543
Total increase (decrease) in net assets	76,767,041	121,503,897
Net Assets
Beginning of period	352,529,049	231,025,152
End of period	$429,296,090	$352,529,049
Other Information
Undistributed net investment income end of period	$4,378,040	$3,009,856

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Commodity Stock Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.73	$10.05	$13.25	$14.17	$14.59
Income from Investment Operations
Net investment income (loss)A	.12	.11	.22	.15	.16
Net realized and unrealized gain (loss)	1.86	.79	(3.25)	(.91)	(.45)
Total from investment operations	1.98	.90	(3.03)	(.76)	(.29)
Distributions from net investment income	(.08)	(.21)	(.14)	(.15)	(.13)
Distributions from net realized gain	(.07)	(.01)	(.03)	(.01)	–
Total distributions	(.15)	(.22)	(.17)	(.16)	(.13)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$12.56	$10.73	$10.05	$13.25	$14.17
Total ReturnC,D	18.53%	9.29%	(23.16)%	(5.41)%	(2.00)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.33%	1.38%	1.34%	1.35%	1.36%
Expenses net of fee waivers, if any	1.33%	1.38%	1.34%	1.35%	1.35%
Expenses net of all reductions	1.32%	1.37%	1.34%	1.35%	1.34%
Net investment income (loss)	1.07%	1.18%	1.85%	1.05%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$29,920	$34,791	$31,391	$51,586	$71,293
Portfolio turnover rateG	81%	85%	77%	75%	65%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.72	$10.02	$13.21	$14.13	$14.54
Income from Investment Operations
Net investment income (loss)A	.09	.09	.19	.11	.12
Net realized and unrealized gain (loss)	1.84	.79	(3.25)	(.90)	(.45)
Total from investment operations	1.93	.88	(3.06)	(.79)	(.33)
Distributions from net investment income	(.05)	(.17)	(.10)	(.11)	(.08)
Distributions from net realized gain	(.07)	(.01)	(.03)	(.01)	–
Total distributions	(.12)	(.18)	(.13)	(.13)B	(.08)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.53	$10.72	$10.02	$13.21	$14.13
Total ReturnD,E	18.09%	9.08%	(23.40)%	(5.65)%	(2.26)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.62%	1.65%	1.63%	1.62%	1.62%
Expenses net of fee waivers, if any	1.62%	1.65%	1.63%	1.62%	1.61%
Expenses net of all reductions	1.61%	1.64%	1.62%	1.62%	1.60%
Net investment income (loss)	.78%	.90%	1.57%	.78%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$6,876	$6,068	$6,335	$9,867	$12,551
Portfolio turnover rateH	81%	85%	77%	75%	65%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.13 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.013 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.61	$9.92	$13.06	$13.96	$14.37
Income from Investment Operations
Net investment income (loss)A	.04	.04	.13	.04	.05
Net realized and unrealized gain (loss)	1.82	.78	(3.22)	(.89)	(.44)
Total from investment operations	1.86	.82	(3.09)	(.85)	(.39)
Distributions from net investment income	(.01)	(.12)	(.03)	(.03)	(.02)
Distributions from net realized gain	(.07)	(.01)	(.03)	(.01)	–
Total distributions	(.08)	(.13)	(.05)B	(.05)C	(.02)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$12.39	$10.61	$9.92	$13.06	$13.96
Total ReturnE,F	17.59%	8.46%	(23.74)%	(6.13)%	(2.75)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.07%	2.13%	2.12%	2.11%	2.11%
Expenses net of fee waivers, if any	2.07%	2.13%	2.12%	2.11%	2.11%
Expenses net of all reductions	2.06%	2.12%	2.11%	2.11%	2.10%
Net investment income (loss)	.33%	.43%	1.08%	.29%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$14,289	$12,620	$11,274	$17,659	$23,830
Portfolio turnover rateI	81%	85%	77%	75%	65%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.05 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.026 per share.

 C Total distributions of $.05 per share is comprised of distributions from net investment income of $.033 and distributions from net realized gain of $.013 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.77	$10.09	$13.31	$14.24	$14.66
Income from Investment Operations
Net investment income (loss)A	.15	.14	.25	.19	.19
Net realized and unrealized gain (loss)	1.84	.79	(3.27)	(.92)	(.45)
Total from investment operations	1.99	.93	(3.02)	(.73)	(.26)
Distributions from net investment income	(.11)	(.24)	(.18)	(.19)	(.16)
Distributions from net realized gain	(.07)	(.01)	(.03)	(.01)	–
Total distributions	(.17)B	(.25)	(.20)C	(.20)	(.16)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$12.59	$10.77	$10.09	$13.31	$14.24
Total ReturnE	18.65%	9.62%	(22.97)%	(5.16)%	(1.75)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.10%	1.13%	1.12%	1.11%	1.11%
Expenses net of fee waivers, if any	1.10%	1.13%	1.12%	1.11%	1.11%
Expenses net of all reductions	1.09%	1.12%	1.11%	1.11%	1.09%
Net investment income (loss)	1.30%	1.43%	2.08%	1.29%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$264,557	$228,982	$156,320	$223,084	$273,476
Portfolio turnover rateH	81%	85%	77%	75%	65%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.068 per share.

 C Total distributions of $.20 per share is comprised of distributions from net investment income of $.178 and distributions from net realized gain of $.026 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.76	$10.09	$13.31	$14.24	$14.67
Income from Investment Operations
Net investment income (loss)A	.17	.16	.25	.19	.20
Net realized and unrealized gain (loss)	1.86	.77	(3.26)	(.92)	(.45)
Total from investment operations	2.03	.93	(3.01)	(.73)	(.25)
Distributions from net investment income	(.12)	(.25)	(.19)	(.19)	(.18)
Distributions from net realized gain	(.07)	(.01)	(.03)	(.01)	–
Total distributions	(.19)	(.26)	(.21)B	(.20)	(.18)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.60	$10.76	$10.09	$13.31	$14.24
Total ReturnD	18.99%	9.63%	(22.93)%	(5.16)%	(1.71)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.96%	1.01%	1.09%	1.06%	1.04%
Expenses net of fee waivers, if any	.95%	1.01%	1.08%	1.06%	1.04%
Expenses net of all reductions	.94%	1.00%	1.08%	1.06%	1.03%
Net investment income (loss)	1.45%	1.55%	2.11%	1.34%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$113,655	$70,068	$24,841	$23,840	$31,613
Portfolio turnover rateG	81%	85%	77%	75%	65%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.21 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.026 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Global Commodity Stock and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period May 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$28,655,448
Gross unrealized depreciation	(79,047,358)
Net unrealized appreciation (depreciation)	$(50,391,910)
Tax Cost	$490,271,395

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,297,770
Capital loss carryforward	$(58,047,381)
Net unrealized appreciation (depreciation) on securities and other investments	$(50,413,674)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(6,952,413)
No expiration
Long-term	(51,094,968)
Total capital loss carryforward	$(58,047,381)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$5,873,296	$ 5,364,951

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $339,551,755 and $325,873,886, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$81,909	$1,523
Class M	.25%	.25%	33,472	–
Class C	.75%	.25%	140,556	26,029
			$255,937	$27,552

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$21,092
Class M	2,344
Class C(a)	2,826
$26,262

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$91,463.28
Class M	21,297.32
Class C	37,616.27
Global Commodity Stock	781,528.30
Class I	152,492.16
	$1,084,396

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,746 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,299 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $132,727, including $341 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $39,683 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,597.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$252,767	$638,599
Class M	29,683	103,956
Class B	–	8,861
Class C	14,849	133,173
Global Commodity Stock	2,329,358	3,642,366
Class I	884,379	613,921
Total	$3,511,036	$5,140,876
From net realized gain
Class A	$220,361	$30,410
Class M	39,578	6,044
Class B	–	836
Class C	84,142	11,098
Global Commodity Stock	1,508,537	151,130
Class I	509,642	24,557
Total	$2,362,260	$224,075

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	651,469	995,820	$7,552,817	$9,707,856
Reinvestment of distributions	39,394	70,559	455,002	655,495
Shares redeemed	(1,549,520)	(948,589)	(18,059,878)	(9,072,163)
Net increase (decrease)	(858,657)	117,790	$(10,052,059)	$1,291,188
Class M
Shares sold	139,490	109,904	$1,612,955	$1,057,407
Reinvestment of distributions	5,865	11,521	67,801	107,030
Shares redeemed	(162,841)	(187,357)	(1,893,807)	(1,802,838)
Net increase (decrease)	(17,486)	(65,932)	$(213,051)	$(638,401)
Class B
Shares sold	–	2,904	$–	$29,587
Reinvestment of distributions	–	982	–	9,133
Shares redeemed	–	(90,607)	–	(897,527)
Net increase (decrease)	–	(86,721)	$–	$(858,807)
Class C
Shares sold	316,655	318,100	$3,641,065	$3,098,053
Reinvestment of distributions	8,150	14,787	93,566	136,635
Shares redeemed	(361,056)	(280,508)	(4,124,666)	(2,667,860)
Net increase (decrease)	(36,251)	52,379	$(390,035)	$566,828
Global Commodity Stock
Shares sold	7,707,102	11,244,608	$89,805,053	$110,744,052
Reinvestment of distributions	315,142	376,092	3,643,039	3,493,876
Shares redeemed	(8,286,656)	(5,847,902)	(96,347,286)	(57,190,452)
Net increase (decrease)	(264,412)	5,772,798	$(2,899,194)	$57,047,476
Class I
Shares sold	4,738,302	6,770,473	$54,914,110	$66,305,135
Reinvestment of distributions	58,242	60,388	672,698	560,405
Shares redeemed	(2,283,691)	(2,783,838)	(26,192,412)	(27,173,673)
Net increase (decrease)	2,512,853	4,047,023	$29,394,396	$39,691,867

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.30%
Actual		$1,000.00	$1,098.90	$6.88
Hypothetical-C		$1,000.00	$1,018.65	$6.61
Class M	1.60%
Actual		$1,000.00	$1,097.20	$8.46
Hypothetical-C		$1,000.00	$1,017.14	$8.13
Class C	2.03%
Actual		$1,000.00	$1,094.50	$10.72
Hypothetical-C		$1,000.00	$1,014.97	$10.31
Global Commodity Stock	1.08%
Actual		$1,000.00	$1,099.60	$5.72
Hypothetical-C		$1,000.00	$1,019.76	$5.50
Class I	.93%
Actual		$1,000.00	$1,101.40	$4.93
Hypothetical-C		$1,000.00	$1,020.52	$4.74

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Global Commodity Stock Fund
Class A	12/11/17	12/08/17	$0.086	$0.047
Class M	12/11/17	12/08/17	$0.055	$0.047
Class C	12/11/17	12/08/17	$0.000	$0.047
Global Commodity Stock	12/11/17	12/08/17	$0.131	$0.047
Class I	12/11/17	12/08/17	$0.139	$0.047

Class A designates 47%, Class M designates 57%, Class C designates 83%, Global Commodity Stock designates 40%, and Class I designates 37% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%, Class M designates 100%, Class C designates 100%, Global Commodity Stock designates 86%, and Class I designates 80% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Global Commodity Stock Fund
Class A	12/12/16	$0.1077	$0.0074
Class M	12/12/16	$0.0887	$0.0074
Class C	12/12/16	$0.0614	$0.0074
Global Commodity Stock	12/12/16	$0.1267	$0.0074
Class I	12/12/16	$0.1358	$0.0074

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Global Commodity Stock Fund

The Board has discussed the fund's underperformance with FMR, including the fund's investment strategy, the portfolio management team, and broader trends in the market that may have impacted the fund's performance, and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class I ranked below the competitive median for 2016, the total expense ratio of the retail class ranked equal to the competitive median for 2016, and the total expense ratio of each of Class M (formerly Class T) and Class C ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 12b-1 fees. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity Advisor® Global Commodity Stock Fund -

Class A, Class M (formerly Class T), Class C and Class I

Annual Report

October 31, 2017

Class A, Class M, Class C and Class I are classes of Fidelity® Global Commodity Stock Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	11.72%	(2.75)%	3.07%
Class M (incl. 3.50% sales charge)	13.95%	(2.57)%	3.07%
Class C (incl. contingent deferred sales charge)	16.59%	(2.35)%	2.99%
Class I	18.99%	(1.29)%	4.09%

 A From March 25, 2009

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Commodity Stock Fund - Class A on March 25, 2009, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$12,971	Fidelity Advisor® Global Commodity Stock Fund - Class A
$29,566	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) Index returned 23.70% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+23%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. The U.S. (+23%) finished close to the index result. Sector-wise, information technology (+41%) was driven by a surge among several U.S. and Chinese internet-related names. Financials (+31%) rode rising interest rates that, at the same time, weighed on real estate (+13%) as well as utilities (+15%), consumer staples (+9%) and telecommunication services (+5%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+26%) responded to demand from China and price gains for certain commodities. In the energy sector (+10%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+20%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager S. Joseph Wickwire II, CFA:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 18% to 19%, trailing the 20.52% gain of the industry index, the MSCI All Country World Commodity Producers Sector Capped Index. The fund also lagged the broader global equity market, as measured by the MSCI ACWI (All Country World Index) Index. Overall, global economic improvement, particularly in foreign markets, provided a tailwind for many commodity producers. Versus the commodities-focused industry index, the fund was hindered most by an overweighting in the exploration & production group, which gained about 1%. Here, notable individual detractors included Range Resources and a sizable position in Anadarko Petroleum. Elsewhere, underweighting the paper products subindustry held back our relative result, including largely avoiding Brazil's Fibria Celulose, as shares of the pulp and paper manufacturer roughly doubled this period. Turning to contributors, good stock selection among agriculture-related firms boosted the fund's relative return, led by North American fertilizer manufacturer CF Industries Holdings and Chicago-based food processor Archer Daniels Midland. Lastly, a sizable underweighting in relatively poor-performing integrated oil giant Exxon Mobil was the fund's top relative contributor the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
BHP Billiton PLC	4.5	4.4
Chevron Corp.	4.2	4.2
Rio Tinto PLC	3.4	4.1
Exxon Mobil Corp.	3.3	1.5
Potash Corp. of Saskatchewan, Inc.	3.1	2.6
Glencore Xstrata PLC	2.8	3.4
Agrium, Inc.	2.6	2.2
Total SA	2.4	2.2
FMC Corp.	2.2	1.3
Anadarko Petroleum Corp.	2.2	2.2
	30.7

Top Sectors (% of fund's net assets)

As of October 31, 2017
Energy	32.7%
Metals	32.7%
Agriculture	26.2%
Other	7.2%
Short-Term Investments and Net Other Assets	1.2%

As of April 30, 2017
Energy	34.5%
Metals	31.3%
Agriculture	28.7%
Other	3.9%
Short-Term Investments and Net Other Assets	1.6%

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Chemicals - 17.7%
Commodity Chemicals - 0.9%
LyondellBasell Industries NV Class A	35,100	$3,633,903
Methanex Corp.	4,200	204,677
		3,838,580
Diversified Chemicals - 1.0%
DowDuPont, Inc.	42,358	3,062,907
Eastman Chemical Co.	5,000	454,050
The Chemours Co. LLC	16,200	917,082
		4,434,039
Fertilizers & Agricultural Chemicals - 15.3%
Agrium, Inc.	103,200	11,235,129
CF Industries Holdings, Inc.	221,760	8,422,445
FMC Corp.	100,300	9,313,858
K&S AG (a)	140,100	3,397,730
Monsanto Co.	61,200	7,411,320
Potash Corp. of Saskatchewan, Inc.	687,000	13,371,498
The Mosaic Co.	285,161	6,370,497
UPL Ltd.	109,900	1,356,650
Yara International ASA	100,400	4,766,787
		65,645,914
Specialty Chemicals - 0.5%
Platform Specialty Products Corp. (b)	119,500	1,278,650
W.R. Grace & Co.	10,300	787,847
		2,066,497

TOTAL CHEMICALS		75,985,030

Construction Materials - 0.2%
Construction Materials - 0.2%
Buzzi Unicem SpA	15,600	434,848
CEMEX S.A.B. de CV sponsored ADR	51,800	420,098
		854,946
Containers & Packaging - 0.1%
Paper Packaging - 0.1%
Graphic Packaging Holding Co.	14,100	218,409
WestRock Co.	3,459	212,140
		430,549
Energy Equipment & Services - 0.7%
Oil & Gas Equipment & Services - 0.7%
Baker Hughes, a GE Co. Class A	40,700	1,279,201
John Wood Group PLC	139,100	1,314,465
Schlumberger Ltd.	10,000	640,000
		3,233,666
Food Products - 5.7%
Agricultural Products - 5.5%
Archer Daniels Midland Co.	78,000	3,187,860
Bunge Ltd.	108,100	7,435,118
Darling International, Inc. (b)	194,800	3,555,100
First Resources Ltd.	1,532,700	2,215,112
Ingredion, Inc.	42,500	5,327,375
Wilmar International Ltd.	709,100	1,763,516
		23,484,081
Packaged Foods & Meats - 0.2%
Adecoagro SA (b)	106,700	1,084,072

TOTAL FOOD PRODUCTS		24,568,153

Independent Power and Renewable Electricity Producers - 0.6%
Independent Power Producers & Energy Traders - 0.6%
China Resources Power Holdings Co. Ltd.	476,000	915,220
NRG Energy, Inc.	25,100	627,500
The AES Corp.	91,400	971,582
		2,514,302
Machinery - 1.4%
Agricultural & Farm Machinery - 0.4%
AGCO Corp.	600	41,142
Deere & Co.	6,400	850,432
Jain Irrigation Systems Ltd.	617,859	977,601
		1,869,175
Construction Machinery & Heavy Trucks - 0.4%
Allison Transmission Holdings, Inc.	36,400	1,546,636
Caterpillar, Inc.	400	54,320
		1,600,956
Industrial Machinery - 0.6%
Andritz AG	15,300	865,090
Mitsubishi Heavy Industries Ltd.	21,400	837,316
The Weir Group PLC	40,700	1,055,708
		2,758,114

TOTAL MACHINERY		6,228,245

Metals & Mining - 32.3%
Copper - 2.6%
First Quantum Minerals Ltd.	619,124	6,925,013
Freeport-McMoRan, Inc. (b)	290,000	4,054,200
		10,979,213
Diversified Metals & Mining - 14.8%
Anglo American PLC (United Kingdom)	236,651	4,463,174
Arizona Mining, Inc. (b)	635,900	1,597,020
BHP Billiton PLC	1,067,704	19,331,472
Boliden AB	55,200	1,931,949
Glencore Xstrata PLC	2,465,935	11,888,728
Grupo Mexico SA de CV Series B	408,820	1,329,343
Ivanhoe Mines Ltd. (b)	586,900	2,124,504
Korea Zinc Co. Ltd.	1,992	912,184
MMC Norilsk Nickel PJSC sponsored ADR	45,700	840,880
Rio Tinto PLC	304,887	14,409,155
South32 Ltd.	509,778	1,314,834
Teck Resources Ltd. Class B (sub. vtg.)	118,900	2,429,427
Turquoise Hill Resources Ltd. (b)	311,400	951,024
		63,523,694
Gold - 7.3%
Agnico Eagle Mines Ltd. (Canada)	47,000	2,098,442
AngloGold Ashanti Ltd. sponsored ADR	117,500	1,092,750
B2Gold Corp. (b)	862,180	2,192,040
Barrick Gold Corp.	327,500	4,731,881
Compania de Minas Buenaventura SA sponsored ADR	30,200	416,458
Continental Gold, Inc. (b)	571,800	1,373,987
Detour Gold Corp. (b)	79,800	850,515
Eldorado Gold Corp.	259,600	325,984
Goldcorp, Inc.	140,110	1,829,977
Guyana Goldfields, Inc. (b)	306,000	1,091,078
Kinross Gold Corp. (b)	110,000	434,850
Newcrest Mining Ltd.	63,442	1,088,125
Newmont Mining Corp.	123,600	4,469,376
Premier Gold Mines Ltd. (b)	1,044,900	2,778,085
Randgold Resources Ltd. sponsored ADR	19,200	1,886,784
Resolute Mng Ltd.	516,514	407,173
Seabridge Gold, Inc. (b)	33,200	451,520
SEMAFO, Inc. (b)	441,100	1,107,793
Sibanye-Stillwater ADR (a)	213,428	1,094,886
Solgold PLC (a)(b)	575,000	253,926
Teranga Gold Corp. (b)	174,600	354,586
Torex Gold Resources, Inc. (b)	76,470	1,054,493
		31,384,709
Precious Metals & Minerals - 0.7%
Alrosa Co. Ltd.	625,000	803,694
Dalradian Resources, Inc. (b)	10,000	9,457
Fresnillo PLC	48,300	835,228
Gold Standard Ventures Corp. (b)	721,400	952,247
Impala Platinum Holdings Ltd. (b)	122,400	339,530
Osisko Mining, Inc. (b)	5,000	15,270
		2,955,426
Silver - 0.7%
Wheaton Precious Metals Corp.	143,900	2,985,972
Steel - 6.2%
ArcelorMittal SA Class A unit (a)(b)	172,102	4,922,117
China Steel Corp.	530,000	431,731
Fortescue Metals Group Ltd.	258,456	917,835
Hyundai Steel Co.	28,152	1,447,773
JFE Holdings, Inc.	105,300	2,263,032
Nippon Steel & Sumitomo Metal Corp.	101,200	2,426,318
Nucor Corp.	65,692	3,798,968
POSCO	15,312	4,472,250
Steel Dynamics, Inc.	53,600	1,994,456
Thyssenkrupp AG	93,700	2,499,999
Vale SA sponsored ADR	152,741	1,495,334
		26,669,813

TOTAL METALS & MINING		138,498,827

Multi-Utilities - 0.2%
Multi-Utilities - 0.2%
E.ON AG	77,600	919,129
Oil, Gas & Consumable Fuels - 32.4%
Coal & Consumable Fuels - 0.1%
Cameco Corp.	53,100	431,353
Integrated Oil & Gas - 17.7%
BP PLC	1,023,500	6,942,053
Cenovus Energy, Inc.	294,700	2,859,967
Chevron Corp.	156,300	18,113,607
China Petroleum & Chemical Corp. (H Shares)	2,756,000	2,023,782
Exxon Mobil Corp.	170,500	14,211,175
Gazprom OAO	195,000	419,810
Imperial Oil Ltd.	28,400	920,837
Lukoil PJSC sponsored ADR	42,200	2,240,820
Occidental Petroleum Corp.	13,100	845,867
Royal Dutch Shell PLC:
Class A (United Kingdom)	122,000	3,840,535
Class B (United Kingdom)	44,393	1,429,334
Statoil ASA (a)	116,900	2,375,118
Suncor Energy, Inc.	240,632	8,169,663
Total SA	185,600	10,344,999
YPF SA Class D sponsored ADR (b)	50,300	1,235,368
		75,972,935
Oil & Gas Exploration & Production - 13.0%
Anadarko Petroleum Corp.	187,800	9,271,686
Apache Corp.	40,500	1,675,485
Cabot Oil & Gas Corp.	40,900	1,132,930
Canadian Natural Resources Ltd.	83,300	2,906,880
Centennial Resource Development, Inc. Class A	2,500	48,575
Cimarex Energy Co.	9,000	1,052,370
CNOOC Ltd. sponsored ADR	23,600	3,226,120
ConocoPhillips Co.	98,500	5,038,275
Continental Resources, Inc. (b)	50,292	2,047,387
Devon Energy Corp.	42,100	1,553,490
Diamondback Energy, Inc. (b)	14,400	1,543,104
Encana Corp.	40,600	474,889
EOG Resources, Inc.	44,100	4,404,267
EQT Corp.	33,601	2,101,407
Hess Corp.	25,300	1,117,248
INPEX Corp.	84,600	905,828
Marathon Oil Corp.	92,800	1,319,616
Murphy Oil Corp.	34,400	920,200
Newfield Exploration Co. (b)	37,000	1,139,230
Noble Energy, Inc.	139,200	3,879,504
NOVATEK OAO GDR (Reg. S)	13,400	1,528,940
Pioneer Natural Resources Co.	14,010	2,096,877
PrairieSky Royalty Ltd.	61,398	1,634,298
Range Resources Corp. (a)	97,900	1,772,969
RSP Permian, Inc. (b)	25,850	889,499
Southwestern Energy Co. (b)	191,700	1,063,935
Woodside Petroleum Ltd.	37,311	877,525
		55,622,534
Oil & Gas Refining & Marketing - 0.3%
Bharat Petroleum Corp. Ltd.	58,500	489,322
Reliance Industries Ltd.	59,400	863,112
		1,352,434
Oil & Gas Storage & Transport - 1.3%
Boardwalk Pipeline Partners, LP	75,900	1,064,118
Cheniere Energy, Inc. (b)	19,100	892,734
Golar LNG Ltd. (a)	42,500	898,025
Kinder Morgan, Inc.	56,300	1,019,593
Petronet LNG Ltd.	207,500	832,724
Scorpio Tankers, Inc.	245,700	874,692
		5,581,886

TOTAL OIL, GAS & CONSUMABLE FUELS		138,961,142

Paper & Forest Products - 5.2%
Forest Products - 0.3%
Quintis Ltd. (c)	413,280	93,310
Svenska Cellulosa AB (SCA) (B Shares)	137,700	1,292,842
		1,386,152
Paper Products - 4.9%
Mondi PLC	297,600	7,197,638
Nine Dragons Paper (Holdings) Ltd.	414,000	759,925
Sappi Ltd.	285,361	1,911,321
Stora Enso Oyj (R Shares)	130,600	2,043,098
UPM-Kymmene Corp.	295,100	8,868,679
		20,780,661

TOTAL PAPER & FOREST PRODUCTS		22,166,813

Pharmaceuticals - 0.3%
Pharmaceuticals - 0.3%
Bayer AG	11,100	1,443,877
Trading Companies & Distributors - 0.4%
Trading Companies & Distributors - 0.4%
Univar, Inc. (b)	53,000	1,576,750
TOTAL COMMON STOCKS
(Cost $460,294,912)		417,381,429

Nonconvertible Preferred Stocks - 1.6%
Metals & Mining - 0.4%
Steel - 0.4%
Gerdau SA (PN)	52,000	174,059
Gerdau SA sponsored ADR	532,900	1,763,899
		1,937,958
Oil, Gas & Consumable Fuels - 0.9%
Integrated Oil & Gas - 0.9%
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.) (b)	356,900	3,658,225
Paper & Forest Products - 0.3%
Paper Products - 0.3%
Suzano Papel e Celulose SA	177,900	1,105,587
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $6,045,313)		6,701,770

Money Market Funds - 3.7%
Fidelity Cash Central Fund, 1.10% (d)	3,156,335	3,156,966
Fidelity Securities Lending Cash Central Fund 1.11% (d)(e)	12,638,057	12,639,320
TOTAL MONEY MARKET FUNDS
(Cost $15,796,730)		15,796,286
TOTAL INVESTMENT IN SECURITIES - 102.5%
(Cost $482,136,955)		439,879,485
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(10,583,395)
NET ASSETS - 100%		$429,296,090

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$42,932
Fidelity Securities Lending Cash Central Fund	132,727
Total	$175,659

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$417,381,429	$343,323,921	$73,964,198	$93,310
Nonconvertible Preferred Stocks	6,701,770	6,701,770	--	--
Money Market Funds	15,796,286	15,796,286	--	--
Total Investments in Securities:	$439,879,485	$365,821,977	$73,964,198	$93,310

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	37.0%
Canada	18.9%
United Kingdom	14.2%
Bailiwick of Jersey	3.2%
Finland	2.6%
France	2.4%
Bermuda	2.1%
Germany	2.0%
Brazil	1.9%
Norway	1.7%
Korea (South)	1.5%
Japan	1.5%
Luxembourg	1.3%
Russia	1.3%
Australia	1.1%
South Africa	1.0%
India	1.0%
Others (Individually Less Than 1%)	5.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $12,167,784) — See accompanying schedule: Unaffiliated issuers (cost $466,340,225)	$424,083,199
Fidelity Central Funds (cost $15,796,730)	15,796,286
Total Investment in Securities (cost $482,136,955)		$439,879,485
Foreign currency held at value (cost $276,467)		277,381
Receivable for investments sold		3,102,219
Receivable for fund shares sold		3,413,322
Dividends receivable		458,224
Distributions receivable from Fidelity Central Funds		7,953
Prepaid expenses		909
Other receivables		19,507
Total assets		447,159,000
Liabilities
Payable for investments purchased	$4,312,349
Payable for fund shares redeemed	477,301
Accrued management fee	247,456
Distribution and service plan fees payable	21,130
Other affiliated payables	109,187
Other payables and accrued expenses	54,915
Collateral on securities loaned	12,640,572
Total liabilities		17,862,910
Net Assets		$429,296,090
Net Assets consist of:
Paid in capital		$531,459,376
Undistributed net investment income		4,378,040
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(64,262,092)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(42,279,234)
Net Assets		$429,296,090
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($29,919,799 ÷ 2,382,606 shares)		$12.56
Maximum offering price per share (100/94.25 of $12.56)		$13.33
Class M:
Net Asset Value and redemption price per share ($6,876,025 ÷ 548,659 shares)		$12.53
Maximum offering price per share (100/96.50 of $12.53)		$12.98
Class C:
Net Asset Value and offering price per share ($14,288,713 ÷ 1,152,801 shares)(a)		$12.39
Global Commodity Stock:
Net Asset Value, offering price and redemption price per share ($264,556,747 ÷ 21,006,163 shares)		$12.59
Class I:
Net Asset Value, offering price and redemption price per share ($113,654,806 ÷ 9,022,691 shares)		$12.60

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$10,152,766
Income from Fidelity Central Funds		175,659
Income before foreign taxes withheld		10,328,425
Less foreign taxes withheld		(502,978)
Total income		9,825,447
Expenses
Management fee	$2,861,185
Transfer agent fees	1,084,396
Distribution and service plan fees	255,937
Accounting and security lending fees	215,262
Custodian fees and expenses	58,348
Independent trustees' fees and expenses	1,608
Registration fees	88,279
Audit	58,197
Legal	1,209
Miscellaneous	2,887
Total expenses before reductions	4,627,308
Expense reductions	(43,280)	4,584,028
Net investment income (loss)		5,241,419
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,393,066
Fidelity Central Funds	(2,036)
Foreign currency transactions	(36,581)
Total net realized gain (loss)		30,354,449
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	31,183,525
Fidelity Central Funds	(444)
Assets and liabilities in foreign currencies	8,727
Total change in net unrealized appreciation (depreciation)		31,191,808
Net gain (loss)		61,546,257
Net increase (decrease) in net assets resulting from operations		$66,787,676

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,241,419	$3,732,641
Net realized gain (loss)	30,354,449	(22,456,882)
Change in net unrealized appreciation (depreciation)	31,191,808	48,478,395
Net increase (decrease) in net assets resulting from operations	66,787,676	29,754,154
Distributions to shareholders from net investment income	(3,511,036)	(5,140,876)
Distributions to shareholders from net realized gain	(2,362,260)	(224,075)
Total distributions	(5,873,296)	(5,364,951)
Share transactions - net increase (decrease)	15,840,057	97,100,151
Redemption fees	12,604	14,543
Total increase (decrease) in net assets	76,767,041	121,503,897
Net Assets
Beginning of period	352,529,049	231,025,152
End of period	$429,296,090	$352,529,049
Other Information
Undistributed net investment income end of period	$4,378,040	$3,009,856

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Commodity Stock Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.73	$10.05	$13.25	$14.17	$14.59
Income from Investment Operations
Net investment income (loss)A	.12	.11	.22	.15	.16
Net realized and unrealized gain (loss)	1.86	.79	(3.25)	(.91)	(.45)
Total from investment operations	1.98	.90	(3.03)	(.76)	(.29)
Distributions from net investment income	(.08)	(.21)	(.14)	(.15)	(.13)
Distributions from net realized gain	(.07)	(.01)	(.03)	(.01)	–
Total distributions	(.15)	(.22)	(.17)	(.16)	(.13)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$12.56	$10.73	$10.05	$13.25	$14.17
Total ReturnC,D	18.53%	9.29%	(23.16)%	(5.41)%	(2.00)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.33%	1.38%	1.34%	1.35%	1.36%
Expenses net of fee waivers, if any	1.33%	1.38%	1.34%	1.35%	1.35%
Expenses net of all reductions	1.32%	1.37%	1.34%	1.35%	1.34%
Net investment income (loss)	1.07%	1.18%	1.85%	1.05%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$29,920	$34,791	$31,391	$51,586	$71,293
Portfolio turnover rateG	81%	85%	77%	75%	65%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.72	$10.02	$13.21	$14.13	$14.54
Income from Investment Operations
Net investment income (loss)A	.09	.09	.19	.11	.12
Net realized and unrealized gain (loss)	1.84	.79	(3.25)	(.90)	(.45)
Total from investment operations	1.93	.88	(3.06)	(.79)	(.33)
Distributions from net investment income	(.05)	(.17)	(.10)	(.11)	(.08)
Distributions from net realized gain	(.07)	(.01)	(.03)	(.01)	–
Total distributions	(.12)	(.18)	(.13)	(.13)B	(.08)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.53	$10.72	$10.02	$13.21	$14.13
Total ReturnD,E	18.09%	9.08%	(23.40)%	(5.65)%	(2.26)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.62%	1.65%	1.63%	1.62%	1.62%
Expenses net of fee waivers, if any	1.62%	1.65%	1.63%	1.62%	1.61%
Expenses net of all reductions	1.61%	1.64%	1.62%	1.62%	1.60%
Net investment income (loss)	.78%	.90%	1.57%	.78%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$6,876	$6,068	$6,335	$9,867	$12,551
Portfolio turnover rateH	81%	85%	77%	75%	65%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.13 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.013 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.61	$9.92	$13.06	$13.96	$14.37
Income from Investment Operations
Net investment income (loss)A	.04	.04	.13	.04	.05
Net realized and unrealized gain (loss)	1.82	.78	(3.22)	(.89)	(.44)
Total from investment operations	1.86	.82	(3.09)	(.85)	(.39)
Distributions from net investment income	(.01)	(.12)	(.03)	(.03)	(.02)
Distributions from net realized gain	(.07)	(.01)	(.03)	(.01)	–
Total distributions	(.08)	(.13)	(.05)B	(.05)C	(.02)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$12.39	$10.61	$9.92	$13.06	$13.96
Total ReturnE,F	17.59%	8.46%	(23.74)%	(6.13)%	(2.75)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.07%	2.13%	2.12%	2.11%	2.11%
Expenses net of fee waivers, if any	2.07%	2.13%	2.12%	2.11%	2.11%
Expenses net of all reductions	2.06%	2.12%	2.11%	2.11%	2.10%
Net investment income (loss)	.33%	.43%	1.08%	.29%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$14,289	$12,620	$11,274	$17,659	$23,830
Portfolio turnover rateI	81%	85%	77%	75%	65%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.05 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.026 per share.

 C Total distributions of $.05 per share is comprised of distributions from net investment income of $.033 and distributions from net realized gain of $.013 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.77	$10.09	$13.31	$14.24	$14.66
Income from Investment Operations
Net investment income (loss)A	.15	.14	.25	.19	.19
Net realized and unrealized gain (loss)	1.84	.79	(3.27)	(.92)	(.45)
Total from investment operations	1.99	.93	(3.02)	(.73)	(.26)
Distributions from net investment income	(.11)	(.24)	(.18)	(.19)	(.16)
Distributions from net realized gain	(.07)	(.01)	(.03)	(.01)	–
Total distributions	(.17)B	(.25)	(.20)C	(.20)	(.16)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$12.59	$10.77	$10.09	$13.31	$14.24
Total ReturnE	18.65%	9.62%	(22.97)%	(5.16)%	(1.75)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.10%	1.13%	1.12%	1.11%	1.11%
Expenses net of fee waivers, if any	1.10%	1.13%	1.12%	1.11%	1.11%
Expenses net of all reductions	1.09%	1.12%	1.11%	1.11%	1.09%
Net investment income (loss)	1.30%	1.43%	2.08%	1.29%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$264,557	$228,982	$156,320	$223,084	$273,476
Portfolio turnover rateH	81%	85%	77%	75%	65%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.068 per share.

 C Total distributions of $.20 per share is comprised of distributions from net investment income of $.178 and distributions from net realized gain of $.026 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.76	$10.09	$13.31	$14.24	$14.67
Income from Investment Operations
Net investment income (loss)A	.17	.16	.25	.19	.20
Net realized and unrealized gain (loss)	1.86	.77	(3.26)	(.92)	(.45)
Total from investment operations	2.03	.93	(3.01)	(.73)	(.25)
Distributions from net investment income	(.12)	(.25)	(.19)	(.19)	(.18)
Distributions from net realized gain	(.07)	(.01)	(.03)	(.01)	–
Total distributions	(.19)	(.26)	(.21)B	(.20)	(.18)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.60	$10.76	$10.09	$13.31	$14.24
Total ReturnD	18.99%	9.63%	(22.93)%	(5.16)%	(1.71)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.96%	1.01%	1.09%	1.06%	1.04%
Expenses net of fee waivers, if any	.95%	1.01%	1.08%	1.06%	1.04%
Expenses net of all reductions	.94%	1.00%	1.08%	1.06%	1.03%
Net investment income (loss)	1.45%	1.55%	2.11%	1.34%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$113,655	$70,068	$24,841	$23,840	$31,613
Portfolio turnover rateG	81%	85%	77%	75%	65%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.21 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.026 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Global Commodity Stock and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period May 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$28,655,448
Gross unrealized depreciation	(79,047,358)
Net unrealized appreciation (depreciation)	$(50,391,910)
Tax Cost	$490,271,395

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,297,770
Capital loss carryforward	$(58,047,381)
Net unrealized appreciation (depreciation) on securities and other investments	$(50,413,674)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(6,952,413)
No expiration
Long-term	(51,094,968)
Total capital loss carryforward	$(58,047,381)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$5,873,296	$ 5,364,951

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $339,551,755 and $325,873,886, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$81,909	$1,523
Class M	.25%	.25%	33,472	–
Class C	.75%	.25%	140,556	26,029
			$255,937	$27,552

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$21,092
Class M	2,344
Class C(a)	2,826
$26,262

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$91,463.28
Class M	21,297.32
Class C	37,616.27
Global Commodity Stock	781,528.30
Class I	152,492.16
	$1,084,396

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,746 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,299 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $132,727, including $341 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $39,683 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,597.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$252,767	$638,599
Class M	29,683	103,956
Class B	–	8,861
Class C	14,849	133,173
Global Commodity Stock	2,329,358	3,642,366
Class I	884,379	613,921
Total	$3,511,036	$5,140,876
From net realized gain
Class A	$220,361	$30,410
Class M	39,578	6,044
Class B	–	836
Class C	84,142	11,098
Global Commodity Stock	1,508,537	151,130
Class I	509,642	24,557
Total	$2,362,260	$224,075

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	651,469	995,820	$7,552,817	$9,707,856
Reinvestment of distributions	39,394	70,559	455,002	655,495
Shares redeemed	(1,549,520)	(948,589)	(18,059,878)	(9,072,163)
Net increase (decrease)	(858,657)	117,790	$(10,052,059)	$1,291,188
Class M
Shares sold	139,490	109,904	$1,612,955	$1,057,407
Reinvestment of distributions	5,865	11,521	67,801	107,030
Shares redeemed	(162,841)	(187,357)	(1,893,807)	(1,802,838)
Net increase (decrease)	(17,486)	(65,932)	$(213,051)	$(638,401)
Class B
Shares sold	–	2,904	$–	$29,587
Reinvestment of distributions	–	982	–	9,133
Shares redeemed	–	(90,607)	–	(897,527)
Net increase (decrease)	–	(86,721)	$–	$(858,807)
Class C
Shares sold	316,655	318,100	$3,641,065	$3,098,053
Reinvestment of distributions	8,150	14,787	93,566	136,635
Shares redeemed	(361,056)	(280,508)	(4,124,666)	(2,667,860)
Net increase (decrease)	(36,251)	52,379	$(390,035)	$566,828
Global Commodity Stock
Shares sold	7,707,102	11,244,608	$89,805,053	$110,744,052
Reinvestment of distributions	315,142	376,092	3,643,039	3,493,876
Shares redeemed	(8,286,656)	(5,847,902)	(96,347,286)	(57,190,452)
Net increase (decrease)	(264,412)	5,772,798	$(2,899,194)	$57,047,476
Class I
Shares sold	4,738,302	6,770,473	$54,914,110	$66,305,135
Reinvestment of distributions	58,242	60,388	672,698	560,405
Shares redeemed	(2,283,691)	(2,783,838)	(26,192,412)	(27,173,673)
Net increase (decrease)	2,512,853	4,047,023	$29,394,396	$39,691,867

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.30%
Actual		$1,000.00	$1,098.90	$6.88
Hypothetical-C		$1,000.00	$1,018.65	$6.61
Class M	1.60%
Actual		$1,000.00	$1,097.20	$8.46
Hypothetical-C		$1,000.00	$1,017.14	$8.13
Class C	2.03%
Actual		$1,000.00	$1,094.50	$10.72
Hypothetical-C		$1,000.00	$1,014.97	$10.31
Global Commodity Stock	1.08%
Actual		$1,000.00	$1,099.60	$5.72
Hypothetical-C		$1,000.00	$1,019.76	$5.50
Class I	.93%
Actual		$1,000.00	$1,101.40	$4.93
Hypothetical-C		$1,000.00	$1,020.52	$4.74

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Global Commodity Stock Fund
Class A	12/11/17	12/08/17	$0.086	$0.047
Class M	12/11/17	12/08/17	$0.055	$0.047
Class C	12/11/17	12/08/17	$0.000	$0.047
Global Commodity Stock	12/11/17	12/08/17	$0.131	$0.047
Class I	12/11/17	12/08/17	$0.139	$0.047

Class A designates 47%, Class M designates 57%, Class C designates 83%, Global Commodity Stock designates 40%, and Class I designates 37% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%, Class M designates 100%, Class C designates 100%, Global Commodity Stock designates 86%, and Class I designates 80% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Global Commodity Stock Fund
Class A	12/12/16	$0.1077	$0.0074
Class M	12/12/16	$0.0887	$0.0074
Class C	12/12/16	$0.0614	$0.0074
Global Commodity Stock	12/12/16	$0.1267	$0.0074
Class I	12/12/16	$0.1358	$0.0074

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Global Commodity Stock Fund

The Board has discussed the fund's underperformance with FMR, including the fund's investment strategy, the portfolio management team, and broader trends in the market that may have impacted the fund's performance, and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class I ranked below the competitive median for 2016, the total expense ratio of the retail class ranked equal to the competitive median for 2016, and the total expense ratio of each of Class M (formerly Class T) and Class C ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 12b-1 fees. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AGCS-ANN-1217
1.879396.108

Fidelity® International Small Cap Fund Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Small Cap Fund	26.18%	14.38%	5.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Fund, a class of the fund, on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Small Cap Index performed over the same period.

Period Ending Values
$16,524	Fidelity® International Small Cap Fund
$14,044	MSCI ACWI (All Country World Index) ex USA Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Samuel Chamovitz:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted gains in the range of roughly 25% to 26%, generally topping the 24.85% advance of the benchmark MSCI ACWI (All Country World Index) ex USA Small Cap Index. Stock picks in the industrials and consumer discretionary sectors aided relative performance the most. Overall, active management added value in eight of 11 market sectors this period. Geographically, stock picking in Japan contributed meaningfully. As a group, emerging markets also positively influenced the return. A sizable overweighting in Taiwan-based Yageo, maker of resistors and other so-called passive electrical components, helped the relative return more than any other individual holding. Other contributors included Brazil-based for-profit education provider Estacio Participacoes and Programmed Maintenance Services, an Australia-based company providing facilities maintenance that I sold by period end. Conversely, positioning in information technology and health care detracted, as did a roughly 5% cash position, on average. Among countries, positioning in Germany, the U.K. and Finland worked against us. Petra Diamonds, where we had a large overweighting, was the fund’s biggest relative detractor. The fund's overweighted exposure to U.K.-based real estate brokerage Countrywide and to Oriola, a Finland-based drug distributor, also hurt relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	20.2%
United Kingdom	15.5%
Canada	5.3%
United States of America*	5.1%
Australia	5.1%
Taiwan	4.2%
France	4.0%
Cayman Islands	3.8%
Netherlands	3.5%
Other	33.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Japan	20.1%
United Kingdom	15.0%
United States of America*	5.6%
Canada	5.0%
Australia	4.9%
Cayman Islands	3.7%
France	3.5%
Austria	3.3%
Finland	3.0%
Other	35.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.9	94.8
Short-Term Investments and Net Other Assets (Liabilities)	5.1	5.2

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Micro Focus International PLC (United Kingdom, Software)	1.1	1.2
John Wood Group PLC (United Kingdom, Energy Equipment & Services)	1.0	0.6
JSR Corp. (Japan, Chemicals)	1.0	0.9
LivaNova PLC (United Kingdom, Health Care Equipment & Supplies)	0.9	0.8
S Foods, Inc. (Japan, Food Products)	0.9	0.9
Iida Group Holdings Co. Ltd. (Japan, Household Durables)	0.8	0.6
McColl's Retail Group PLC (United Kingdom, Food & Staples Retailing)	0.8	0.6
PALTAC Corp. (Japan, Distributors)	0.8	0.5
SITC International Holdings Co. Ltd. (Cayman Islands, Marine)	0.8	0.8
Mears Group PLC (United Kingdom, Commercial Services & Supplies)	0.8	0.7
	8.9

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	19.0	18.3
Consumer Discretionary	17.0	17.2
Financials	12.2	12.7
Information Technology	10.3	9.3
Materials	9.7	9.8
Consumer Staples	8.6	8.8
Health Care	7.9	8.6
Real Estate	6.1	6.1
Energy	3.8	3.7
Utilities	0.3	0.3

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value
Australia - 5.1%
Aub Group Ltd.	681,041	$6,895,935
Austal Ltd.	5,521,804	7,459,089
Challenger Ltd.	576,380	5,867,061
GUD Holdings Ltd.	1,220,600	11,154,183
Imdex Ltd. (a)	15,668,852	11,632,391
Life Healthcare Group Ltd.	2,219,795	4,502,138
Nanosonics Ltd. (a)	3,352,347	7,697,156
Pact Group Holdings Ltd.	2,384,465	10,584,712
Reckon Ltd.	4,332,829	4,128,583
Servcorp Ltd.	1,818,739	7,753,283
Sigma Healthcare Ltd.	13,905,982	8,035,422
SomnoMed Ltd. (a)(b)	1,267,444	3,521,239

TOTAL AUSTRALIA		89,231,192

Austria - 2.5%
Andritz AG	179,532	10,151,066
BUWOG-Gemeinnuetzige Wohnung	422,446	12,184,055
IMMOFINANZ Immobilien Anlagen AG	4,431,943	11,207,893
Wienerberger AG	435,600	11,193,435

TOTAL AUSTRIA		44,736,449

Bailiwick of Jersey - 0.4%
IWG PLC	2,744,800	7,852,420
Belgium - 0.5%
Barco NV	94,183	9,644,524
Bermuda - 1.4%
BW Offshore Ltd. (a)	1,659,938	5,446,418
Hiscox Ltd.	599,099	11,362,501
Petra Diamonds Ltd. (a)	8,480,474	8,672,773

TOTAL BERMUDA		25,481,692

Brazil - 0.9%
Estacio Participacoes SA	1,487,100	13,333,122
Sul America SA unit	331,900	1,819,144

TOTAL BRAZIL		15,152,266

British Virgin Islands - 0.3%
Gem Diamonds Ltd. (a)	4,248,962	4,514,607
Canada - 5.3%
AutoCanada, Inc. (b)	552,484	9,982,484
Dorel Industries, Inc. Class B (sub. vtg.)	353,403	9,215,159
Genesis Land Development Corp.	2,038,722	6,005,072
Lassonde Industries, Inc. Class A (sub. vtg.)	55,569	10,552,984
McCoy Global, Inc. (a)	1,341,170	1,881,651
North West Co., Inc.	384,500	9,382,265
Open Text Corp.	284,996	9,965,250
Total Energy Services, Inc.	524,980	6,181,262
TransForce, Inc.	364,300	8,793,351
Western Forest Products, Inc.	5,000,600	10,155,470
Whitecap Resources, Inc.	1,496,253	10,739,712

TOTAL CANADA		92,854,660

Cayman Islands - 3.8%
AMVIG Holdings Ltd.	23,634,000	6,695,098
Best Pacific International Holdings Ltd. (b)	13,900,000	8,053,426
China High Precision Automation Group Ltd. (a)(c)	712,000	1
China Metal Recycling (Holdings) Ltd. (a)(c)	436,800	1
Haitian International Holdings Ltd.	2,192,000	6,560,771
Pico Far East Holdings Ltd.	20,466,000	8,657,138
Precision Tsugami China Corp. Ltd.	4,200,000	4,360,756
SITC International Holdings Co. Ltd.	14,024,000	13,518,148
Value Partners Group Ltd. (b)	9,903,000	9,812,366
Xingda International Holdings Ltd.	22,589,629	8,628,848

TOTAL CAYMAN ISLANDS		66,286,553

Chile - 0.7%
Quinenco SA	2,326,244	7,200,775
Vina San Pedro SA	394,698,308	4,403,108

TOTAL CHILE		11,603,883

China - 1.1%
Qingdao Port International Co. Ltd.	15,265,000	10,781,417
Weifu High-Technology Co. Ltd. (B Shares)	3,747,554	8,814,779

TOTAL CHINA		19,596,196

Denmark - 1.1%
Jyske Bank A/S (Reg.)	162,703	9,194,346
Scandinavian Tobacco Group A/S	609,715	10,307,865

TOTAL DENMARK		19,502,211

Finland - 2.7%
Amer Group PLC (A Shares)	417,245	10,386,415
Asiakastieto Group Oyj	404,523	10,743,556
Cramo Oyj (B Shares)	280,810	6,234,555
Olvi PLC (A Shares)	231,238	7,555,480
Oriola-KD Oyj	1,925,400	7,221,823
Tikkurila Oyj	298,465	5,899,908

TOTAL FINLAND		48,041,737

France - 4.0%
Altarea SCA	48,130	10,834,413
Elis SA (b)	405,700	10,583,421
Maisons du Monde SA	176,717	7,647,283
Rexel SA	547,200	9,768,246
The Vicat Group	154,056	11,917,416
Thermador Groupe SA	64,683	7,906,055
Wendel SA	71,635	12,082,696

TOTAL FRANCE		70,739,530

Germany - 0.4%
SHW Group	182,639	7,245,100
Greece - 0.6%
Mytilineos Holdings SA (a)	1,028,516	10,770,621
Hong Kong - 2.5%
Dah Sing Banking Group Ltd.	5,004,400	11,071,852
Far East Horizon Ltd.	7,833,000	7,781,392
Magnificent Hotel Investment Ltd.	187,662,000	5,652,905
Sino Land Ltd.	6,190,440	10,664,690
Techtronic Industries Co. Ltd.	1,423,000	8,344,945

TOTAL HONG KONG		43,515,784

India - 0.7%
PC Jeweller Ltd.	1,088,000	5,894,524
Torrent Pharmaceuticals Ltd.	366,773	7,192,999

TOTAL INDIA		13,087,523

Indonesia - 0.6%
PT ACE Hardware Indonesia Tbk	71,443,900	6,611,030
PT Media Nusantara Citra Tbk	38,452,100	4,422,877

TOTAL INDONESIA		11,033,907

Ireland - 1.5%
Mincon Group PLC	6,351,743	7,842,758
Origin Enterprises PLC	920,300	7,289,678
United Drug PLC (United Kingdom)	872,449	10,712,580

TOTAL IRELAND		25,845,016

Isle of Man - 0.7%
Playtech Ltd.	942,487	12,317,359
Israel - 0.7%
Frutarom Industries Ltd.	159,889	13,163,456
Italy - 0.9%
Banca Generali SpA	290,200	9,559,756
Banco di Desio e della Brianza SpA	2,124,136	6,062,035

TOTAL ITALY		15,621,791

Japan - 20.2%
A/S One Corp.	154,400	8,488,553
Aeon Delight Co. Ltd.	289,900	10,851,548
Arc Land Sakamoto Co. Ltd.	653,200	10,676,382
Aucnet, Inc.	336,200	4,446,060
Broadleaf Co. Ltd.	819,600	6,729,056
Central Automotive Products Ltd.	339,100	5,518,006
Daiwa Industries Ltd.	488,300	5,485,160
Dexerials Corp.	882,500	9,944,046
Fuji Corp.	149,100	2,789,944
Funai Soken Holdings, Inc.	198,120	7,279,200
GMO Internet, Inc.	620,600	9,587,841
Iida Group Holdings Co. Ltd.	758,851	14,557,275
Isuzu Motors Ltd.	726,400	10,609,367
Japan Meat Co. Ltd.	452,000	7,230,043
JSR Corp.	888,700	17,227,334
Kirindo Holdings Co. Ltd. (d)	627,000	8,403,137
Kotobuki Spirits Co. Ltd. (b)	137,000	5,638,889
Meitec Corp.	198,300	9,686,447
Minebea Mitsumi, Inc.	323,400	5,928,930
Mitani Shoji Co. Ltd.	257,100	10,196,120
Morinaga & Co. Ltd.	175,200	9,953,075
Nihon Parkerizing Co. Ltd.	715,000	11,721,175
Nitori Holdings Co. Ltd.	37,100	5,391,793
Otsuka Corp.	119,200	8,125,686
PALTAC Corp.	347,100	13,785,438
Paramount Bed Holdings Co. Ltd.	294,700	12,996,022
Renesas Electronics Corp. (a)	670,300	8,666,370
Ricoh Leasing Co. Ltd.	186,900	6,716,351
S Foods, Inc.	396,300	15,071,430
San-Ai Oil Co. Ltd.	737,100	8,803,568
Shinsei Bank Ltd.	643,400	10,857,870
Ship Healthcare Holdings, Inc.	371,900	11,630,018
TKC Corp.	242,200	7,623,425
Toshiba Plant Systems & Services Corp.	750,900	12,952,567
Tsuruha Holdings, Inc.	100,600	12,472,654
VT Holdings Co. Ltd.	1,252,000	6,815,416
Welcia Holdings Co. Ltd.	216,300	8,209,065
Yamada Consulting Group Co. Ltd. (b)	681,580	13,167,714

TOTAL JAPAN		356,232,975

Korea (South) - 1.8%
BGFretail Co. Ltd. (c)	88,758	6,279,242
Hy-Lok Corp.	132,477	2,926,582
Hyundai Fire & Marine Insurance Co. Ltd.	234,807	9,523,829
Hyundai Mipo Dockyard Co. Ltd. (a)	77,708	7,540,822
NS Shopping Co. Ltd.	455,325	6,128,882

TOTAL KOREA (SOUTH)		32,399,357

Luxembourg - 0.3%
SAF-Holland SA	302,900	5,999,926
Mexico - 1.0%
Credito Real S.A.B. de CV	5,034,200	8,071,840
Genomma Lab Internacional SA de CV (a)	8,144,900	9,503,640

TOTAL MEXICO		17,575,480

Netherlands - 3.5%
Amsterdam Commodities NV	287,255	8,059,057
Arcadis NV	324,689	7,507,548
Basic-Fit NV (a)	379,800	8,722,114
BinckBank NV	1,088,658	5,548,039
IMCD Group BV	156,000	9,812,696
Philips Lighting NV	270,500	10,248,365
RHI Magnesita NV	268,710	11,236,946

TOTAL NETHERLANDS		61,134,765

New Zealand - 0.9%
Air New Zealand Ltd.	3,371,740	7,614,030
EBOS Group Ltd.	740,450	8,917,743

TOTAL NEW ZEALAND		16,531,773

Norway - 0.8%
ABG Sundal Collier ASA	9,028,610	6,256,358
Ekornes A/S	533,899	7,484,260

TOTAL NORWAY		13,740,618

Philippines - 0.3%
Century Pacific Food, Inc.	15,141,700	4,461,599
Romania - 0.4%
Banca Transilvania SA	13,456,284	7,490,846
Singapore - 1.6%
Boustead Singapore Ltd.	7,623,069	5,033,205
Hour Glass Ltd.	8,112,100	4,046,826
Mapletree Industrial (REIT)	6,087,794	8,664,310
Wing Tai Holdings Ltd.	6,441,400	11,341,325

TOTAL SINGAPORE		29,085,666

South Africa - 0.5%
Clicks Group Ltd.	726,051	8,135,674
Spain - 0.6%
Hispania Activos Inmobiliarios SA	594,185	10,247,079
Sweden - 1.4%
Addlife AB	99,154	1,954,264
AddTech AB (B Shares)	306,019	6,780,805
Coor Service Management Holding AB	631,700	4,980,165
Granges AB	1,037,021	10,745,979

TOTAL SWEDEN		24,461,213

Switzerland - 0.5%
Vontobel Holdings AG	152,905	9,510,104
Taiwan - 4.2%
King's Town Bank	5,554,000	6,072,211
Lumax International Corp. Ltd.	4,027,600	7,697,583
Makalot Industrial Co. Ltd.	2,170,540	10,046,796
Micro-Star International Co. Ltd.	3,074,000	7,496,815
Test Research, Inc.	4,131,000	5,756,918
Tripod Technology Corp.	2,865,000	10,551,961
United Microelectronics Corp.	17,285,000	8,927,242
Yageo Corp.	1,517,457	12,058,894
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	1,872,000	4,938,085

TOTAL TAIWAN		73,546,505

Thailand - 1.6%
Delta Electronics PCL (For. Reg.)	2,983,800	7,724,467
Star Petroleum Refining PCL	20,830,300	10,910,512
TISCO Financial Group PCL	3,363,400	8,884,357

TOTAL THAILAND		27,519,336

Turkey - 0.3%
Aygaz A/S	1,273,000	5,406,026
United Kingdom - 15.5%
AEW UK REIT PLC (b)	4,299,768	5,796,398
Alliance Pharma PLC	8,828,765	7,006,240
Bond International Software PLC (a)(c)	899,666	12
Cineworld Group PLC	564,776	4,984,463
Close Brothers Group PLC	397,980	7,341,936
Countrywide PLC (b)	5,028,907	8,332,231
Diploma PLC	362,851	5,199,923
Elementis PLC	2,605,500	9,838,187
Empiric Student Property PLC	4,048,310	5,228,902
Essentra PLC	1,150,455	8,128,837
Indivior PLC (a)	1,571,500	7,755,990
Informa PLC	1,270,341	11,759,808
ITE Group PLC	3,302,019	7,795,362
James Fisher and Sons PLC	228,000	4,711,851
Jardine Lloyd Thompson Group PLC	445,940	7,717,346
John Wood Group PLC	1,887,400	17,835,529
LivaNova PLC (a)	220,900	16,324,510
Luxfer Holdings PLC sponsored ADR	970,009	12,008,711
McColl's Retail Group PLC	3,753,081	14,243,650
Mears Group PLC	2,236,510	13,463,432
Melrose Industries PLC	2,680,650	7,829,111
Micro Focus International PLC	567,640	19,940,949
PayPoint PLC	455,211	5,553,145
Sinclair Pharma PLC (a)	16,601,028	6,449,232
Spectris PLC	251,690	8,557,621
Ten Entertainment Group PLC (d)	3,545,819	10,172,260
The Restaurant Group PLC	761,100	3,069,967
Topps Tiles PLC	5,534,175	5,126,775
Tullett Prebon PLC	1,677,600	12,132,029
Ultra Electronics Holdings PLC	399,497	9,677,997
Volution Group PLC	3,328,300	9,327,216

TOTAL UNITED KINGDOM		273,309,620

TOTAL COMMON STOCKS
(Cost $1,353,262,021)		1,654,627,039

Nonconvertible Preferred Stocks - 1.1%
Brazil - 1.1%
Alpargatas SA (PN)	1,788,400	9,457,806
Banco ABC Brasil SA	1,704,022	9,350,165
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $12,349,925)		18,807,971

Money Market Funds - 4.8%
Fidelity Cash Central Fund, 1.10% (e)	80,047,770	80,063,780
Fidelity Securities Lending Cash Central Fund 1.11% (e)(f)	4,733,258	4,733,731
TOTAL MONEY MARKET FUNDS
(Cost $84,788,724)		84,797,511
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $1,450,400,670)		1,758,232,521
NET OTHER ASSETS (LIABILITIES) - 0.3%		5,300,728
NET ASSETS - 100%		$1,763,533,249

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Affiliated company

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$563,190
Fidelity Securities Lending Cash Central Fund	246,284
Total	$809,474

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Kirindo Holdings Co. Ltd.	$--	$6,269,413	$--	$40,210	$--	$2,133,724	$8,403,137
Ten Entertainment Group PLC	--	7,649,521	--	--	--	2,522,739	10,172,260
Total	$--	$13,918,934	$--	$40,210	$--	$4,656,463	$18,575,397

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$298,983,084	$228,839,463	$70,143,621	$--
Consumer Staples	147,341,030	74,083,495	66,978,293	6,279,242
Energy	66,510,503	57,706,935	8,803,568	--
Financials	217,290,230	199,716,009	17,574,221	--
Health Care	139,909,569	106,794,976	33,114,593	--
Industrials	339,027,662	263,479,976	75,547,686	--
Information Technology	182,441,445	118,391,706	64,049,726	13
Materials	168,265,810	139,317,300	28,948,509	1
Real Estate	108,259,651	108,259,651	--	--
Utilities	5,406,026	5,406,026	--	--
Money Market Funds	84,797,511	84,797,511	--	--
Total Investments in Securities:	$1,758,232,521	$1,386,793,048	$365,160,217	$6,279,256

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$193,833,983
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $4,377,708) — See accompanying schedule: Unaffiliated issuers (cost $1,351,693,012)	$1,654,859,613
Fidelity Central Funds (cost $84,788,724)	84,797,511
Other affiliated issuers (cost $13,918,934)	18,575,397
Total Investment in Securities (cost $1,450,400,670)		$1,758,232,521
Foreign currency held at value (cost $1,384,184)		1,391,808
Receivable for investments sold		9,267,471
Receivable for fund shares sold		3,110,146
Dividends receivable		4,322,314
Distributions receivable from Fidelity Central Funds		87,901
Prepaid expenses		3,372
Other receivables		38,000
Total assets		1,776,453,533
Liabilities
Payable for investments purchased	$4,767,186
Payable for fund shares redeemed	1,450,903
Accrued management fee	1,390,011
Distribution and service plan fees payable	40,728
Other affiliated payables	316,738
Other payables and accrued expenses	219,534
Collateral on securities loaned	4,735,184
Total liabilities		12,920,284
Net Assets		$1,763,533,249
Net Assets consist of:
Paid in capital		$1,410,903,777
Undistributed net investment income		16,549,081
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		28,338,669
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		307,741,722
Net Assets		$1,763,533,249
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($63,459,255 ÷ 2,170,243 shares)		$29.24
Maximum offering price per share (100/94.25 of $29.24)		$31.02
Class M:
Net Asset Value and redemption price per share ($18,147,582 ÷ 624,377 shares)		$29.07
Maximum offering price per share (100/96.50 of $29.07)		$30.12
Class C:
Net Asset Value and offering price per share ($26,004,972 ÷ 921,858 shares)(a)		$28.21
International Small Cap:
Net Asset Value, offering price and redemption price per share ($1,418,451,950 ÷ 47,642,070 shares)		$29.77
Class I:
Net Asset Value, offering price and redemption price per share ($237,469,490 ÷ 7,923,881 shares)		$29.97

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends (including $40,210 earned from other affiliated issuers)		$38,217,276
Income from Fidelity Central Funds		809,474
Income before foreign taxes withheld		39,026,750
Less foreign taxes withheld		(3,654,408)
Total income		35,372,342
Expenses
Management fee
Basic fee	$11,222,416
Performance adjustment	1,741,296
Transfer agent fees	2,494,393
Distribution and service plan fees	355,772
Accounting and security lending fees	604,845
Custodian fees and expenses	426,022
Independent trustees' fees and expenses	4,976
Registration fees	148,235
Audit	91,755
Legal	2,686
Miscellaneous	9,362
Total expenses before reductions	17,101,758
Expense reductions	(85,624)	17,016,134
Net investment income (loss)		18,356,208
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $86,242)	41,116,774
Fidelity Central Funds	(665)
Foreign currency transactions	79,704
Total net realized gain (loss)		41,195,813
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $79,683)	253,968,304
Fidelity Central Funds	(6,149)
Other affiliated issuers	4,656,463
Assets and liabilities in foreign currencies	39,119
Total change in net unrealized appreciation (depreciation)		258,657,737
Net gain (loss)		299,853,550
Net increase (decrease) in net assets resulting from operations		$318,209,758

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,356,208	$15,277,971
Net realized gain (loss)	41,195,813	12,084,769
Change in net unrealized appreciation (depreciation)	258,657,737	49,975,496
Net increase (decrease) in net assets resulting from operations	318,209,758	77,338,236
Distributions to shareholders from net investment income	(14,393,212)	(10,933,091)
Distributions to shareholders from net realized gain	(12,478,859)	(23,540,154)
Total distributions	(26,872,071)	(34,473,245)
Share transactions - net increase (decrease)	480,792,049	74,066,306
Redemption fees	258,237	222,176
Total increase (decrease) in net assets	772,387,973	117,153,473
Net Assets
Beginning of period	991,145,276	873,991,803
End of period	$1,763,533,249	$991,145,276
Other Information
Undistributed net investment income end of period	$16,549,081	$13,974,440

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Small Cap Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$23.81	$22.69	$24.98	$26.34	$19.74
Income from Investment Operations
Net investment income (loss)A	.29	.34	.27	.17	.06
Net realized and unrealized gain (loss)	5.70	1.64	1.05	(.89)	6.94
Total from investment operations	5.99	1.98	1.32	(.72)	7.00
Distributions from net investment income	(.28)	(.25)	(.16)	(.05)	(.07)
Distributions from net realized gain	(.29)	(.62)	(3.45)	(.60)	(.33)
Total distributions	(.57)	(.87)	(3.61)	(.65)	(.40)
Redemption fees added to paid in capitalA	.01	.01	–B	.01	–B
Net asset value, end of period	$29.24	$23.81	$22.69	$24.98	$26.34
Total ReturnC,D	25.83%	9.11%	6.21%	(2.79)%	36.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.55%	1.61%	1.59%	1.50%	1.61%
Expenses net of fee waivers, if any	1.55%	1.61%	1.58%	1.50%	1.61%
Expenses net of all reductions	1.55%	1.61%	1.58%	1.50%	1.60%
Net investment income (loss)	1.11%	1.50%	1.18%	.65%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$63,459	$36,480	$28,238	$24,572	$24,020
Portfolio turnover rateG	22%	29%	36%	102%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$23.65	$22.55	$24.81	$26.17	$19.59
Income from Investment Operations
Net investment income (loss)A	.21	.27	.21	.10	–B
Net realized and unrealized gain (loss)	5.69	1.63	1.04	(.87)	6.90
Total from investment operations	5.90	1.90	1.25	(.77)	6.90
Distributions from net investment income	(.19)	(.19)	(.06)	–	–
Distributions from net realized gain	(.29)	(.62)	(3.45)	(.60)	(.32)
Total distributions	(.48)	(.81)	(3.51)	(.60)	(.32)
Redemption fees added to paid in capitalA	–B	.01	–B	.01	–B
Net asset value, end of period	$29.07	$23.65	$22.55	$24.81	$26.17
Total ReturnC,D	25.47%	8.79%	5.90%	(3.00)%	35.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.84%	1.90%	1.87%	1.77%	1.87%
Expenses net of fee waivers, if any	1.84%	1.90%	1.86%	1.77%	1.87%
Expenses net of all reductions	1.84%	1.90%	1.86%	1.76%	1.85%
Net investment income (loss)	.82%	1.21%	.90%	.38%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$18,148	$13,331	$12,400	$12,296	$13,530
Portfolio turnover rateG	22%	29%	36%	102%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.97	$21.96	$24.27	$25.68	$19.18
Income from Investment Operations
Net investment income (loss)A	.08	.16	.09	(.02)	(.11)
Net realized and unrealized gain (loss)	5.53	1.59	1.02	(.85)	6.79
Total from investment operations	5.61	1.75	1.11	(.87)	6.68
Distributions from net investment income	(.08)	(.13)	–	–	–
Distributions from net realized gain	(.29)	(.62)	(3.42)	(.55)	(.18)
Total distributions	(.37)	(.75)	(3.42)	(.55)	(.18)
Redemption fees added to paid in capitalA	–B	.01	–B	.01	–B
Net asset value, end of period	$28.21	$22.97	$21.96	$24.27	$25.68
Total ReturnC,D	24.85%	8.26%	5.37%	(3.43)%	35.15%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.33%	2.40%	2.36%	2.23%	2.33%
Expenses net of fee waivers, if any	2.33%	2.40%	2.35%	2.22%	2.33%
Expenses net of all reductions	2.32%	2.39%	2.35%	2.22%	2.32%
Net investment income (loss)	.33%	.71%	.41%	(.07)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$26,005	$12,187	$11,359	$12,576	$13,426
Portfolio turnover rateG	22%	29%	36%	102%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$24.23	$23.06	$25.34	$26.67	$19.99
Income from Investment Operations
Net investment income (loss)A	.37	.40	.34	.25	.12
Net realized and unrealized gain (loss)	5.79	1.67	1.07	(.90)	7.02
Total from investment operations	6.16	2.07	1.41	(.65)	7.14
Distributions from net investment income	(.34)	(.29)	(.24)	(.09)	(.14)
Distributions from net realized gain	(.29)	(.62)	(3.45)	(.60)	(.33)
Total distributions	(.63)	(.91)	(3.69)	(.69)	(.46)B
Redemption fees added to paid in capitalA	.01	.01	–C	.01	–C
Net asset value, end of period	$29.77	$24.23	$23.06	$25.34	$26.67
Total ReturnD	26.18%	9.39%	6.53%	(2.48)%	36.56%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.25%	1.34%	1.31%	1.21%	1.33%
Expenses net of fee waivers, if any	1.25%	1.34%	1.31%	1.20%	1.32%
Expenses net of all reductions	1.24%	1.33%	1.31%	1.20%	1.31%
Net investment income (loss)	1.41%	1.77%	1.45%	.95%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$1,418,452	$906,420	$811,534	$842,031	$1,029,629
Portfolio turnover rateG	22%	29%	36%	102%	54%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.46 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.327 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$24.42	$23.24	$25.34	$26.67	$20.00
Income from Investment Operations
Net investment income (loss)A	.38	.41	.36	.29	.16
Net realized and unrealized gain (loss)	5.82	1.69	1.07	(.90)	7.00
Total from investment operations	6.20	2.10	1.43	(.61)	7.16
Distributions from net investment income	(.37)	(.31)	(.08)	(.13)	(.16)
Distributions from net realized gain	(.29)	(.62)	(3.45)	(.60)	(.33)
Total distributions	(.66)	(.93)	(3.53)	(.73)	(.49)
Redemption fees added to paid in capitalA	.01	.01	–B	.01	–B
Net asset value, end of period	$29.97	$24.42	$23.24	$25.34	$26.67
Total ReturnC	26.17%	9.43%	6.60%	(2.35)%	36.68%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.28%	1.31%	1.24%	1.08%	1.20%
Expenses net of fee waivers, if any	1.28%	1.31%	1.23%	1.08%	1.20%
Expenses net of all reductions	1.27%	1.31%	1.23%	1.08%	1.18%
Net investment income (loss)	1.39%	1.80%	1.53%	1.07%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$237,469	$22,727	$10,070	$8,092	$67,038
Portfolio turnover rateF	22%	29%	36%	102%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, International Small Cap and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$368,862,454
Gross unrealized depreciation	(76,868,724)
Net unrealized appreciation (depreciation)	$291,993,730
Tax Cost	$1,466,238,791

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$35,357,334
Undistributed long-term capital gain	$25,367,408
Net unrealized appreciation (depreciation) on securities and other investments	$291,904,730

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$16,336,287	$ 15,375,346
Long-term Capital Gains	10,535,784	19,097,899
Total	$26,872,071	$ 34,473,245

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $716,974,743 and $282,441,072, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to its benchmark index, the MSCI ACWI (All Country World Index) ex USA Small Cap Index effective April 1, 2014 (the MSCI EAFE Small Cap Index prior to April 1, 2014), over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .97% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$113,953	$–
Class M	.25%	.25%	76,138	–
Class C	.75%	.25%	165,681	50,183
			$355,772	$50,183

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$48,163
Class M	3,241
Class C(a)	3,064
$54,468

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$107,596.24
Class M	41,674.27
Class C	44,185.27
International Small Cap	2,096,814.18
Class I	204,124.21
	$2,494,393

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,875 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,978 and is reflected in Miscellaneous expenses on the Statement of Operations.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,532. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $246,284, including $30,742 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $75,969 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $409.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,246.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$440,395	$319,347
Class M	105,144	106,306
Class B	–	996
Class C	42,573	64,383
International Small Cap	13,342,577	10,307,620
Class I	462,523	134,439
Total	$14,393,212	$10,933,091
From net realized gain
Class A	$461,138	$788,825
Class M	163,369	339,739
Class B	–	10,287
Class C	151,895	319,340
International Small Cap	11,341,189	21,811,338
Class I	361,268	270,625
Total	$12,478,859	$23,540,154

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	1,346,483	622,254	$35,353,222	$13,846,907
Reinvestment of distributions	38,390	49,226	881,445	1,077,561
Shares redeemed	(746,471)	(383,922)	(18,879,894)	(8,560,022)
Net increase (decrease)	638,402	287,558	$17,354,773	$6,364,446
Class M
Shares sold	165,476	133,036	$4,273,457	$2,846,482
Reinvestment of distributions	11,602	20,220	265,460	440,798
Shares redeemed	(116,364)	(139,487)	(2,968,272)	(3,059,683)
Net increase (decrease)	60,714	13,769	$1,570,645	$227,597
Class B
Shares sold	–	2,210	$–	$44,410
Reinvestment of distributions	–	493	–	10,648
Shares redeemed	–	(20,270)	–	(435,806)
Net increase (decrease)	–	(17,567)	$–	$(380,748)
Class C
Shares sold	554,853	222,957	$14,330,189	$4,942,382
Reinvestment of distributions	8,175	16,869	182,379	358,801
Shares redeemed	(171,623)	(226,514)	(4,225,035)	(4,770,771)
Net increase (decrease)	391,405	13,312	$10,287,533	$530,412
International Small Cap
Shares sold	20,105,455	11,991,539	$528,374,537	$277,123,750
Reinvestment of distributions	1,029,746	1,408,054	24,013,687	31,286,953
Shares redeemed	(10,901,622)	(11,188,601)	(292,534,899)	(253,612,350)
Net increase (decrease)	10,233,579	2,210,992	$259,853,325	$54,798,353
Class I
Shares sold	7,788,345	924,076	$213,872,926	$21,994,159
Reinvestment of distributions	29,052	16,670	682,131	373,252
Shares redeemed	(824,089)	(443,477)	(22,829,284)	(9,841,165)
Net increase (decrease)	6,993,308	497,269	$191,725,773	$12,526,246

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.54%
Actual		$1,000.00	$1,131.60	$8.27
Hypothetical-C		$1,000.00	$1,017.44	$7.83
Class M	1.82%
Actual		$1,000.00	$1,130.20	$9.77
Hypothetical-C		$1,000.00	$1,016.03	$9.25
Class C	2.32%
Actual		$1,000.00	$1,127.50	$12.44
Hypothetical-C		$1,000.00	$1,013.51	$11.77
International Small Cap	1.24%
Actual		$1,000.00	$1,133.20	$6.67
Hypothetical-C		$1,000.00	$1,018.95	$6.31
Class I	1.29%
Actual		$1,000.00	$1,133.50	$6.94
Hypothetical-C		$1,000.00	$1,018.70	$6.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Small Cap Fund
Class A	12/11/17	12/08/17	$0.230	$0.737
Class M	12/11/17	12/08/17	$0.151	$0.737
Class C	12/11/17	12/08/17	$0.103	$0.737
Fidelity International Small Cap	12/11/17	12/08/17	$0.292	$0.737
Class I	12/11/17	12/08/17	$0.304	$0.737

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $25,367,408, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Fidelity International Small Cap, and Class I designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Small Cap Fund
Class A	12/12/16	$0.3637	$0.0427
Class M	12/12/16	$0.2737	$0.0427
Class C	12/12/16	$0.1687	$0.0427
Fidelity International Small Cap	12/12/16	$0.4277	$0.0427
Class I	12/12/16	$0.4577	$0.0427

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Small Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Small Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning April 1, 2014. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to April 1, 2014 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2014 through 2016 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 12b-1 fees. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes that Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the competitive median for 2016. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Global Equity Income Fund Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity® Global Equity Income Fund	19.31%	11.13%	10.51%

 A From May 2, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Equity Income Fund on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$17,330	Fidelity® Global Equity Income Fund
$17,310	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) Index returned 23.70% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+23%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. The U.S. (+23%) finished close to the index result. Sector-wise, information technology (+41%) was driven by a surge among several U.S. and Chinese internet-related names. Financials (+31%) rode rising interest rates that, at the same time, weighed on real estate (+13%) as well as utilities (+15%), consumer staples (+9%) and telecommunication services (+5%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+26%) responded to demand from China and price gains for certain commodities. In the energy sector (+10%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+20%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Ramona Persaud:  For the year, the fund’s Retail Class shares returned 19.31%, underperforming the 23.70% return of the benchmark MSCI ACWI (All Country World Index) Index. An unhelpful investment in Teva Pharmaceutical Industries, which suffered as the company continued to integrate its 2016 acquisition of Actavis’ generics business, and due to concerns about the environment for drug prices, weighed on relative results. The fund's cash position of about 4% of assets also hurt relative results in a strong market. Molson Coors Brewing – maker of its namesake branded beers, as well as several others – also detracted notably. The stock returned about -21%, hurt by lower-than-expected quarterly profits, competitive pressures, weak sales-volume trends and some currency headwinds. Conversely, Bank of America (+69%) and JPMorgan Chase (+49%) each were among the fund’s largest contributors. These stocks outperformed on expectations that business-friendly policies forwarded by the new U.S. administration would lead to higher interest rates and, therefore, stronger bank profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
United States of America*	45.6%
United Kingdom	12.2%
Japan	8.8%
Canada	5.1%
Netherlands	3.8%
Switzerland	2.8%
Ireland	2.7%
Germany	2.0%
France	1.8%
Other	15.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
United States of America*	47.7%
United Kingdom	10.0%
Japan	9.5%
Canada	4.3%
Ireland	3.4%
Netherlands	2.8%
Switzerland	2.4%
Germany	2.4%
Israel	1.9%
Other	15.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.8	94.4
Short-Term Investments and Net Other Assets (Liabilities)	3.2	5.6

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	3.1	2.9
Micro Focus International PLC (United Kingdom, Software)	2.3	2.2
Microsoft Corp. (United States of America, Software)	2.2	1.9
Chevron Corp. (United States of America, Oil, Gas & Consumable Fuels)	2.1	2.0
JPMorgan Chase & Co. (United States of America, Banks)	1.9	1.8
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.8	1.5
Bank of America Corp. (United States of America, Banks)	1.8	1.8
Suncor Energy, Inc. (Canada, Oil, Gas & Consumable Fuels)	1.8	1.7
Amgen, Inc. (United States of America, Biotechnology)	1.7	1.5
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.7	1.1
	20.4

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	15.9	17.7
Consumer Staples	15.8	13.9
Information Technology	15.6	16.3
Health Care	12.9	12.4
Consumer Discretionary	9.2	10.6
Energy	8.9	7.4
Industrials	8.6	7.6
Materials	4.1	3.6
Telecommunication Services	3.7	3.1
Real Estate	1.6	1.8

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
Austria - 0.3%
Andritz AG	3,700	$209,205
Bailiwick of Jersey - 1.1%
Wolseley PLC	12,146	849,335
Belgium - 1.7%
Anheuser-Busch InBev SA NV	6,500	797,038
KBC Groep NV	6,461	536,686

TOTAL BELGIUM		1,333,724

Bermuda - 0.4%
Hiscox Ltd.	4,600	87,244
IHS Markit Ltd. (a)	5,000	213,050

TOTAL BERMUDA		300,294

Canada - 5.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	7,200	337,592
Constellation Software, Inc.	1,300	739,612
Fairfax Financial Holdings Ltd. (sub. vtg.)	541	284,909
Hydro One Ltd.	22,900	404,890
Imperial Oil Ltd.	22,800	739,264
PrairieSky Royalty Ltd.	5,100	135,752
Suncor Energy, Inc.	42,500	1,442,911

TOTAL CANADA		4,084,930

Cayman Islands - 0.8%
Best Pacific International Holdings Ltd.	138,000	79,955
SITC International Holdings Co. Ltd.	551,000	531,125

TOTAL CAYMAN ISLANDS		611,080

Chile - 0.5%
Vina San Pedro SA	37,219,054	415,202
China - 0.3%
Shanghai International Airport Co. Ltd. (A Shares)	37,168	245,083
France - 1.8%
Cegedim SA (a)	6,000	233,436
Compagnie de St. Gobain	7,000	410,633
Maisons du Monde SA	6,400	276,955
VINCI SA	5,700	558,062

TOTAL FRANCE		1,479,086

Germany - 2.0%
adidas AG	1,131	251,698
AURELIUS AG (b)	3,399	207,983
Deutsche Post AG	6,809	311,865
SAP SE	7,519	859,141

TOTAL GERMANY		1,630,687

Hong Kong - 1.0%
Techtronic Industries Co. Ltd.	140,500	823,939
India - 0.1%
Bharat Petroleum Corp. Ltd.	10,137	84,791
Ireland - 2.7%
Accenture PLC Class A	7,640	1,087,630
Allergan PLC	2,100	372,183
Medtronic PLC	6,800	547,536
Paddy Power Betfair PLC (Ireland)	1,400	143,183

TOTAL IRELAND		2,150,532

Isle of Man - 0.5%
Playtech Ltd.	32,778	428,376
Israel - 0.4%
Teva Pharmaceutical Industries Ltd. sponsored ADR	22,450	309,810
Italy - 0.4%
Prada SpA	103,200	357,167
Japan - 8.8%
A/S One Corp.	11,200	615,750
Aucnet, Inc.	9,500	125,632
Bridgestone Corp.	5,500	262,737
Broadleaf Co. Ltd.	21,600	177,340
Daiichikosho Co. Ltd.	21,800	1,027,274
Hoya Corp.	16,400	891,024
Inaba Denki Sangyo Co. Ltd.	8,000	351,168
Japan Meat Co. Ltd.	18,600	297,519
KDDI Corp.	20,900	556,831
Morinaga & Co. Ltd.	7,300	414,711
Nippon Telegraph & Telephone Corp.	13,100	633,353
Olympus Corp.	11,000	409,361
Recruit Holdings Co. Ltd.	13,100	321,181
Sacs Bar Holdings, Inc.	3,500	42,655
Sony Corp.	11,700	489,466
Tsuruha Holdings, Inc.	3,800	471,134

TOTAL JAPAN		7,087,136

Kenya - 0.5%
Safaricom Ltd.	1,783,700	438,403
Korea (South) - 0.6%
Coway Co. Ltd.	2,626	228,523
KB Financial Group, Inc.	5,095	266,927

TOTAL KOREA (SOUTH)		495,450

Luxembourg - 0.8%
B&M European Value Retail S.A.	124,446	656,669
Multi-National - 0.5%
HKT Trust/HKT Ltd. unit	351,600	429,506
Netherlands - 3.8%
Koninklijke Philips Electronics NV	17,454	711,302
LyondellBasell Industries NV Class A	9,900	1,024,947
Unilever NV (Certificaten Van Aandelen) (Bearer)	23,235	1,349,720

TOTAL NETHERLANDS		3,085,969

Norway - 0.6%
Statoil ASA (b)	25,256	513,139
South Africa - 0.2%
EOH Holdings Ltd.	26,000	193,840
Spain - 1.0%
Amadeus IT Holding SA Class A	6,800	461,397
Prosegur Cash SA	112,800	367,906

TOTAL SPAIN		829,303

Sweden - 1.2%
Essity AB Class B	15,000	448,478
Loomis AB (B Shares)	13,000	521,606

TOTAL SWEDEN		970,084

Switzerland - 2.8%
Banque Cantonale Vaudoise	570	409,938
Chubb Ltd.	4,300	648,526
Nestle SA (Reg. S)	14,447	1,215,549

TOTAL SWITZERLAND		2,274,013

Taiwan - 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	149,000	1,205,421
United Microelectronics Corp.	194,000	100,196

TOTAL TAIWAN		1,305,617

United Kingdom - 12.2%
Ashtead Group PLC	8,800	226,742
AstraZeneca PLC sponsored ADR	8,500	293,250
BAE Systems PLC	44,209	348,249
Booker Group PLC	268,100	716,427
British American Tobacco PLC (United Kingdom)	22,878	1,478,144
Cineworld Group PLC	15,000	132,383
Conviviality PLC	60,100	339,442
GlaxoSmithKline PLC	62,275	1,117,671
Hastings Group Holdings PLC	29,064	121,633
Hilton Food Group PLC	58,600	694,240
Imperial Tobacco Group PLC	9,577	390,558
ITV PLC	123,026	268,788
Jiangsu Yanghe Brewery JSC Ltd. ELS (UBS Warrant Programme) warrants 10/22/18 (a)(c)	7,672	127,472
John Wood Group PLC	25,000	236,245
Mears Group PLC	25,900	155,914
Micro Focus International PLC	52,058	1,828,775
Moneysupermarket.com Group PLC	102,744	443,357
St. James's Place Capital PLC	31,221	488,057
Victrex PLC	15,400	490,475

TOTAL UNITED KINGDOM		9,897,822

United States of America - 42.4%
American Tower Corp.	8,760	1,258,549
AMETEK, Inc.	12,900	870,621
Amgen, Inc.	7,920	1,387,742
Apple, Inc.	14,650	2,476,439
AutoZone, Inc. (a)	800	471,600
Ball Corp.	7,800	334,854
Bank of America Corp.	53,380	1,462,078
Becton, Dickinson & Co.	2,500	521,675
Bristol-Myers Squibb Co.	6,100	376,126
Capital One Financial Corp.	5,600	516,208
Caterpillar, Inc.	2,400	325,920
Cedar Fair LP (depositary unit)	4,100	256,660
Charter Communications, Inc. Class A (a)	1,000	334,170
Chevron Corp.	14,465	1,676,349
Citigroup, Inc.	14,300	1,051,050
Comcast Corp. Class A	18,700	673,761
ConocoPhillips Co.	21,600	1,104,840
Danaher Corp.	6,000	553,620
Deluxe Corp.	1,700	118,405
Diamond Hill Investment Group, Inc.	2,100	445,053
DowDuPont, Inc.	10,640	769,378
Dr. Pepper Snapple Group, Inc.	4,841	414,680
Exxon Mobil Corp.	11,030	919,351
Fortive Corp.	4,200	303,492
Johnson & Johnson	9,600	1,338,336
JPMorgan Chase & Co.	15,630	1,572,534
L Brands, Inc.	8,800	378,752
Microsoft Corp.	21,664	1,802,012
Molson Coors Brewing Co. Class B	8,200	663,134
Monsanto Co.	3,200	387,520
MSCI, Inc.	5,500	645,480
PepsiCo, Inc.	6,300	694,449
Phillips 66 Co.	3,500	318,780
PPG Industries, Inc.	2,700	313,848
Procter & Gamble Co.	8,159	704,448
Qualcomm, Inc.	6,100	311,161
S&P Global, Inc.	4,340	679,080
SunTrust Banks, Inc.	13,600	818,856
The Coca-Cola Co.	16,400	754,072
The J.M. Smucker Co.	2,500	265,125
Total System Services, Inc.	5,700	410,685
U.S. Bancorp	17,580	956,000
Verizon Communications, Inc.	21,000	1,005,270
VF Corp.	5,800	403,970
Wells Fargo & Co.	23,757	1,333,718

TOTAL UNITED STATES OF AMERICA		34,379,851

TOTAL COMMON STOCKS
(Cost $61,663,616)		77,870,043

Nonconvertible Preferred Stocks - 0.7%
Spain - 0.7%
Grifols SA Class B
(Cost $420,916)	25,200	591,891
	Principal Amount(d)	Value

Nonconvertible Bonds - 0.0%
Canada - 0.0%
Constellation Software, Inc. Canada Consumer Price Index + 6.500% 7.9% 3/31/40(e)(f)
(Cost $2,060)	CAD 2,400	2,158
	Shares	Value

Money Market Funds - 3.9%
Fidelity Cash Central Fund, 1.10%(g)	2,415,202	2,415,685
Fidelity Securities Lending Cash Central Fund 1.11%(g)(h)	700,227	700,297
TOTAL MONEY MARKET FUNDS
(Cost $3,115,924)		3,115,982
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $65,202,516)		81,580,074
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(573,544)
NET ASSETS - 100%		$81,006,530

Currency Abbreviations

CAD – Canadian dollar

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $127,472 or 0.2% of net assets.

 (d) Amount is stated in United States dollars unless otherwise noted.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$22,849
Fidelity Securities Lending Cash Central Fund	6,356
Total	$29,205

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$7,560,305	$5,738,173	$1,822,132	$--
Consumer Staples	12,861,662	6,837,847	6,023,815	--
Energy	7,171,422	6,658,283	513,139	--
Financials	13,027,338	12,632,939	394,399	--
Health Care	10,270,713	5,933,714	4,336,999	--
Industrials	6,871,656	5,851,058	1,020,598	--
Information Technology	12,651,014	10,183,284	2,467,730	--
Materials	3,321,022	3,321,022	--	--
Real Estate	1,258,549	1,258,549	--	--
Telecommunication Services	3,063,363	1,873,179	1,190,184	--
Utilities	404,890	404,890	--	--
Corporate Bonds	2,158	--	2,158	--
Money Market Funds	3,115,982	3,115,982	--	--
Total Investments in Securities:	$81,580,074	$63,808,920	$17,771,154	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$4,944,624
Level 2 to Level 1	$837,899

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $658,371) — See accompanying schedule: Unaffiliated issuers (cost $62,086,592)	$78,464,092
Fidelity Central Funds (cost $3,115,924)	3,115,982
Total Investment in Securities (cost $65,202,516)		$81,580,074
Cash		36,780
Receivable for fund shares sold		68,998
Dividends receivable		154,076
Interest receivable		13
Distributions receivable from Fidelity Central Funds		2,817
Prepaid expenses		175
Other receivables		545
Total assets		81,843,478
Liabilities
Payable for fund shares redeemed	$18,152
Accrued management fee	46,327
Audit fee payable	43,680
Other affiliated payables	15,861
Other payables and accrued expenses	12,553
Collateral on securities loaned	700,375
Total liabilities		836,948
Net Assets		$81,006,530
Net Assets consist of:
Paid in capital		$63,695,364
Undistributed net investment income		66,533
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		867,492
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		16,377,141
Net Assets, for 5,699,072 shares outstanding		$81,006,530
Net Asset Value, offering price and redemption price per share ($81,006,530 ÷ 5,699,072 shares)		$14.21

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$1,903,692
Interest		252
Income from Fidelity Central Funds		29,205
Income before foreign taxes withheld		1,933,149
Less foreign taxes withheld		(100,047)
Total income		1,833,102
Expenses
Management fee	$525,706
Transfer agent fees	179,827
Accounting and security lending fees	39,203
Custodian fees and expenses	18,978
Independent trustees' fees and expenses	299
Registration fees	23,350
Audit	70,352
Legal	190
Miscellaneous	666
Total expenses before reductions	858,571
Expense reductions	(2,612)	855,959
Net investment income (loss)		977,143
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,291,235
Fidelity Central Funds	(73)
Foreign currency transactions	(11,426)
Total net realized gain (loss)		2,279,736
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,361)	10,154,755
Fidelity Central Funds	(303)
Assets and liabilities in foreign currencies	5,673
Total change in net unrealized appreciation (depreciation)		10,160,125
Net gain (loss)		12,439,861
Net increase (decrease) in net assets resulting from operations		$13,417,004

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$977,143	$898,420
Net realized gain (loss)	2,279,736	(1,275,087)
Change in net unrealized appreciation (depreciation)	10,160,125	1,963,524
Net increase (decrease) in net assets resulting from operations	13,417,004	1,586,857
Distributions to shareholders from net investment income	(949,348)	(921,832)
Distributions to shareholders from net realized gain	–	(910,524)
Total distributions	(949,348)	(1,832,356)
Share transactions
Proceeds from sales of shares	22,414,620	29,645,365
Reinvestment of distributions	891,642	1,694,504
Cost of shares redeemed	(26,444,504)	(27,349,989)
Net increase (decrease) in net assets resulting from share transactions	(3,138,242)	3,989,880
Redemption fees	2,427	4,736
Total increase (decrease) in net assets	9,331,841	3,749,117
Net Assets
Beginning of period	71,674,689	67,925,572
End of period	$81,006,530	$71,674,689
Other Information
Undistributed net investment income end of period	$66,533	$66,681
Shares
Sold	1,724,355	2,505,409
Issued in reinvestment of distributions	67,744	141,047
Redeemed	(2,036,720)	(2,305,213)
Net increase (decrease)	(244,621)	341,243

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Equity Income Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.06	$12.12	$12.87	$12.20	$10.16
Income from Investment Operations
Net investment income (loss)A	.17	.15	.16	.28B	.22
Net realized and unrealized gain (loss)	2.15	.11	.21	.92	2.06
Total from investment operations	2.32	.26	.37	1.20	2.28
Distributions from net investment income	(.17)	(.15)	(.16)	(.25)	(.21)
Distributions from net realized gain	–	(.16)	(.95)	(.28)	(.03)
Total distributions	(.17)	(.32)C	(1.12)D	(.53)	(.24)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$14.21	$12.06	$12.12	$12.87	$12.20
Total ReturnF	19.31%	2.13%	2.93%	10.10%	22.73%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.13%	1.18%	1.15%	1.16%	1.28%
Expenses net of fee waivers, if any	1.13%	1.18%	1.15%	1.16%	1.20%
Expenses net of all reductions	1.13%	1.18%	1.14%	1.16%	1.19%
Net investment income (loss)	1.29%	1.24%	1.27%	2.21%E	1.94%
Supplemental Data
Net assets, end of period (000 omitted)	$81,007	$71,675	$67,926	$52,038	$42,271
Portfolio turnover rateI	37%	40%	64%	92%	66%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.56%.

 C Total distributions of $.32 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.162 per share.

 D Total distributions of $1.12 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.954 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Global Equity Income Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,562,423
Gross unrealized depreciation	(2,325,193)
Net unrealized appreciation (depreciation)	$16,237,230
Tax Cost	$65,342,844

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$66,534
Undistributed long-term capital gain	$1,007,820
Net unrealized appreciation (depreciation) on securities and other investments	$16,238,174

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$949,348	$ 921,832
Long-term Capital Gains	–	910,524
Total	$949,348	$ 1,832,356

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $27,275,712 and $31,161,654, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $271 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $239 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,356, including $3,181 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,961 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $651.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Global Equity Income Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Global Equity Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Actual	1.09%	$1,000.00	$1,095.80	$5.76
Hypothetical-C		$1,000.00	$1,019.71	$5.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Equity Income Fund voted to pay on December 18, 2017, to shareholders of record at the opening of business on December 15, 2017, a distribution of $0.178 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.044 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $1,067,280, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.15% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 66%, 67%, 67%, and 67% of the dividends distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes

12/19/16	$0.0350	$0.0037
04/10/17	$0.0104	$0.0009
07/10/17	$0.0676	$0.0057
10/09/17	$0.0540	$0.0045

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Global Equity Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Global Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked equal to the competitive median for 2016.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 1.20% through December 31, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

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Boston, MA 02210

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GED-ANN-1217
1.938162.105

Fidelity® International Capital Appreciation K6 Fund Annual Report October 31, 2017

Contents

Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
United States of America*	14.3%
United Kingdom	14.3%
Japan	10.9%
France	9.2%
Germany	6.6%
Canada	6.0%
Cayman Islands	4.5%
Netherlands	4.0%
Switzerland	3.6%
Other	26.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

% of fund's net assets
Stocks	99.0
Short-Term Investments and Net Other Assets (Liabilities)	1.0

Top Ten Stocks as of October 31, 2017

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.7
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.6
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	1.6
Unilever PLC (United Kingdom, Personal Products)	1.3
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.3
Naspers Ltd. Class N (South Africa, Media)	1.1
SAP SE (Germany, Software)	1.1
LVMH Moet Hennessy - Louis Vuitton SA (France, Textiles, Apparel & Luxury Goods)	1.0
AIA Group Ltd. (Hong Kong, Insurance)	1.0
Diageo PLC (United Kingdom, Beverages)	0.9
12.6

Top Market Sectors as of October 31, 2017

% of fund's net assets
Industrials	25.6
Information Technology	21.8
Financials	11.9
Consumer Staples	11.1
Consumer Discretionary	10.5
Materials	6.3
Health Care	5.5
Real Estate	4.4
Telecommunication Services	1.0
Utilities	0.9

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Australia - 1.8%
Amcor Ltd.	81,909	$992,995
CSL Ltd.	12,325	1,310,518
realestate.com.au Ltd.	16,228	897,725

TOTAL AUSTRALIA		3,201,238

Bailiwick of Jersey - 0.6%
Wolseley PLC	15,070	1,053,801
Bermuda - 1.2%
Credicorp Ltd. (United States)	5,264	1,102,492
Hiscox Ltd.	47,962	909,646

TOTAL BERMUDA		2,012,138

Brazil - 1.8%
BM&F BOVESPA SA	138,800	1,014,068
BTG Pactual Participations Ltd. unit	128,200	862,557
Equatorial Energia SA	38,800	723,504
Qualicorp SA	49,600	530,676

TOTAL BRAZIL		3,130,805

Canada - 6.0%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	22,364	1,048,600
Brookfield Asset Management, Inc. Class A	27,600	1,157,827
Canadian National Railway Co.	17,613	1,417,259
Canadian Pacific Railway Ltd.	5,967	1,034,570
CCL Industries, Inc. Class B	20,497	987,911
Constellation Software, Inc.	1,753	997,339
Descartes Systems Group, Inc. (a)	31,934	925,767
Open Text Corp.	27,670	967,517
Restaurant Brands International, Inc.	16,000	1,033,718
Waste Connection, Inc. (Canada)	12,602	890,375

TOTAL CANADA		10,460,883

Cayman Islands - 4.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	14,901	2,755,046
China Literature Ltd.	55	388
NetEase, Inc. ADR	4,032	1,136,701
New Oriental Education & Technology Group, Inc. sponsored ADR	11,650	969,746
Tencent Holdings Ltd.	67,900	3,051,767

TOTAL CAYMAN ISLANDS		7,913,648

Denmark - 0.6%
DSV de Sammensluttede Vognmaend A/S	13,600	1,051,681
France - 9.2%
ALTEN	10,126	886,415
Danone SA	15,154	1,238,554
Dassault Systemes SA	9,392	997,425
Eiffage SA	9,488	991,263
Elis SA	32,756	854,500
Kering SA	2,676	1,226,594
Legrand SA	14,683	1,090,690
LVMH Moet Hennessy - Louis Vuitton SA	5,859	1,747,525
Orpea	7,243	867,746
Pernod Ricard SA	7,748	1,162,002
Rubis	14,375	902,205
Sartorius Stedim Biotech	13,719	935,024
SR Teleperformance SA	6,395	934,132
Thales SA	9,246	963,718
VINCI SA	13,886	1,359,518

TOTAL FRANCE		16,157,311

Germany - 6.6%
adidas AG	5,404	1,202,631
Deutsche Post AG	26,590	1,217,873
Deutsche Wohnen AG (Bearer)	24,043	1,024,057
Henkel AG & Co. KGaA	9,755	1,229,489
Rheinmetall AG	7,911	933,032
SAP SE	16,848	1,925,097
Symrise AG	13,008	1,012,330
United Internet AG	15,080	954,006
Vonovia SE	24,200	1,064,431
Wirecard AG	9,761	961,342

TOTAL GERMANY		11,524,288

Hong Kong - 1.6%
AIA Group Ltd.	221,400	1,665,878
Techtronic Industries Co. Ltd.	187,500	1,099,562

TOTAL HONG KONG		2,765,440

India - 0.5%
HDFC Bank Ltd. sponsored ADR	9,910	914,693
Indonesia - 1.2%
PT Bank Central Asia Tbk	675,400	1,040,801
PT Bank Rakyat Indonesia Tbk	889,200	1,022,785

TOTAL INDONESIA		2,063,586

Ireland - 2.3%
CRH PLC	29,862	1,122,763
DCC PLC (United Kingdom)	10,488	994,576
Kerry Group PLC Class A	10,400	1,047,293
Kingspan Group PLC (Ireland)	21,200	886,544

TOTAL IRELAND		4,051,176

Isle of Man - 0.5%
Playtech Ltd.	69,878	913,235
Israel - 1.7%
Check Point Software Technologies Ltd. (a)	9,129	1,074,575
Elbit Systems Ltd.	6,104	907,176
Frutarom Industries Ltd.	12,300	1,012,643

TOTAL ISRAEL		2,994,394

Italy - 0.6%
Industria Macchine Automatiche SpA (IMA)	755	67,719
Interpump Group SpA	30,261	1,019,064

TOTAL ITALY		1,086,783

Japan - 10.9%
Benefit One, Inc.	48,100	924,068
Daikin Industries Ltd.	10,926	1,207,442
Daito Trust Construction Co. Ltd.	5,500	961,589
Hoya Corp.	19,239	1,045,269
Kansai Paint Co. Ltd.	38,400	986,993
Kao Corp.	19,818	1,197,704
Keyence Corp.	2,532	1,405,830
Makita Corp.	24,600	1,030,953
Misumi Group, Inc.	36,500	1,000,011
Nidec Corp.	9,500	1,263,338
Nippon Paint Holdings Co. Ltd.	28,600	1,008,971
Nitori Holdings Co. Ltd.	7,100	1,031,853
Recruit Holdings Co. Ltd.	45,512	1,115,847
Relo Holdings Corp.	41,230	1,020,754
SMC Corp.	2,900	1,109,425
Start Today Co. Ltd.	32,600	892,902
Sundrug Co. Ltd.	22,400	974,815
Tsuruha Holdings, Inc.	8,005	992,481

TOTAL JAPAN		19,170,245

Kenya - 0.5%
Safaricom Ltd.	3,625,500	891,087
Luxembourg - 0.6%
Eurofins Scientific SA	1,532	958,303
Mexico - 1.1%
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	97,100	920,922
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	54,215	966,901
Grupo Aeroportuario Norte S.A.B. de CV	16,881	85,181

TOTAL MEXICO		1,973,004

Netherlands - 4.0%
ASML Holding NV (Netherlands)	8,400	1,515,608
Heineken NV (Bearer)	12,300	1,198,652
IMCD Group BV	14,500	912,078
RELX NV	60,109	1,357,648
Wolters Kluwer NV	20,900	1,024,453
Yandex NV Series A (a)	28,955	979,548

TOTAL NETHERLANDS		6,987,987

Philippines - 1.7%
Ayala Land, Inc.	1,117,600	935,928
SM Investments Corp.	55,210	1,022,100
SM Prime Holdings, Inc.	1,347,200	966,287

TOTAL PHILIPPINES		2,924,315

Russia - 0.7%
Sberbank of Russia	369,930	1,225,812
South Africa - 1.8%
Capitec Bank Holdings Ltd.	13,803	917,522
FirstRand Ltd.	86,431	313,294
Naspers Ltd. Class N	7,941	1,934,877

TOTAL SOUTH AFRICA		3,165,693

Spain - 1.8%
Amadeus IT Holding SA Class A	17,324	1,175,477
Cellnex Telecom Sau	36,000	893,836
Grifols SA	35,000	1,095,687

TOTAL SPAIN		3,165,000

Sweden - 1.7%
ASSA ABLOY AB (B Shares)	49,600	1,045,710
Hexagon AB (B Shares)	19,859	1,018,374
Indutrade AB	35,400	981,871

TOTAL SWEDEN		3,045,955

Switzerland - 3.6%
Compagnie Financiere Richemont SA Series A	14,102	1,300,011
Kaba Holding AG (B Shares) (Reg.)	863	853,787
Lonza Group AG	4,136	1,098,622
Partners Group Holding AG	1,467	986,676
Schindler Holding AG (participation certificate)	4,528	1,026,192
Sika AG	152	1,125,164

TOTAL SWITZERLAND		6,390,452

Taiwan - 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	65,587	2,776,298
United Kingdom - 14.3%
Ashtead Group PLC	39,100	1,007,455
British American Tobacco PLC (United Kingdom)	34,048	2,199,836
Bunzl PLC	34,189	1,064,820
Compass Group PLC	55,579	1,220,199
Cranswick PLC	22,434	917,708
Diageo PLC	47,804	1,632,451
Diploma PLC	62,892	901,289
DS Smith PLC	112,776	780,372
Halma PLC	63,405	995,378
InterContinental Hotel Group PLC	18,896	1,047,035
Intertek Group PLC	15,121	1,089,500
London Stock Exchange Group PLC	20,547	1,026,358
Micro Focus International PLC	29,900	1,050,374
Mondi PLC	39,331	951,244
Prudential PLC	59,639	1,463,862
Reckitt Benckiser Group PLC	15,657	1,400,780
Rentokil Initial PLC	232,290	1,035,997
Rightmove PLC	17,299	954,409
Sage Group PLC	105,583	1,045,415
St. James's Place Capital PLC	63,054	985,681
Unilever PLC	41,368	2,344,490

TOTAL UNITED KINGDOM		25,114,653

United States of America - 13.3%
A.O. Smith Corp.	15,989	946,549
Adobe Systems, Inc. (a)	5,171	905,752
Alphabet, Inc. Class C (a)	959	974,958
Amazon.com, Inc. (a)	813	898,593
American Tower Corp.	6,346	911,730
Amphenol Corp. Class A	11,238	977,706
Cintas Corp.	6,455	962,053
Constellation Brands, Inc. Class A (sub. vtg.)	4,358	954,794
Equinix, Inc.	2,008	930,708
Facebook, Inc. Class A (a)	5,389	970,343
Fiserv, Inc. (a)	7,085	917,012
HEICO Corp. Class A	11,643	886,032
Home Depot, Inc.	5,762	955,224
MasterCard, Inc. Class A	6,683	994,230
Moody's Corp.	6,481	922,959
MSCI, Inc.	7,793	914,586
Northrop Grumman Corp.	3,000	886,590
PayPal Holdings, Inc. (a)	12,106	878,411
Priceline Group, Inc. (a)	480	917,741
S&P Global, Inc.	5,890	921,608
Sherwin-Williams Co.	2,354	930,183
SS&C Technologies Holdings, Inc.	2,200	88,440
Thermo Fisher Scientific, Inc.	4,700	911,001
TransDigm Group, Inc.	3,211	891,053
UnitedHealth Group, Inc.	4,563	959,234
Visa, Inc. Class A	8,585	944,178

TOTAL UNITED STATES OF AMERICA		23,351,668

TOTAL COMMON STOCKS
(Cost $162,108,982)		172,435,572

Nonconvertible Preferred Stocks - 0.7%
Brazil - 0.7%
Itau Unibanco Holding SA sponsored ADR
(Cost $1,097,330)	93,185	1,193,700

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 1.10%(b)
(Cost $5,002,132)	5,001,132	5,002,132
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $168,208,444)		178,631,404
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(3,227,758)
NET ASSETS - 100%		$175,403,646

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,128
Total	$5,128

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$18,376,324	$13,403,645	$4,972,679	$--
Consumer Staples	19,539,649	7,558,538	11,981,111	--
Financials	20,562,805	17,873,131	2,689,674	--
Health Care	9,712,080	8,666,811	1,045,269	--
Industrials	45,186,756	36,489,962	8,696,794	--
Information Technology	38,113,973	30,215,671	7,898,302	--
Materials	10,911,569	7,792,842	3,118,727	--
Real Estate	7,815,484	5,833,141	1,982,343	--
Telecommunication Services	1,784,923	1,784,923	--	--
Utilities	1,625,709	1,625,709	--	--
Money Market Funds	5,002,132	5,002,132	--	--
Total Investments in Securities:	$178,631,404	$136,246,505	$42,384,899	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $163,206,312)	$173,629,272
Fidelity Central Funds (cost $5,002,132)	5,002,132
Total Investment in Securities (cost $168,208,444)		$178,631,404
Receivable for investments sold		2,526,841
Receivable for fund shares sold		12,564
Dividends receivable		101,294
Distributions receivable from Fidelity Central Funds		987
Other receivables		59
Total assets		181,273,149
Liabilities
Payable to custodian bank	$559,501
Payable for investments purchased	5,171,274
Payable for fund shares redeemed	44,765
Accrued management fee	93,963
Total liabilities		5,869,503
Net Assets		$175,403,646
Net Assets consist of:
Paid in capital		$164,612,556
Undistributed net investment income		215,830
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		155,186
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,420,074
Net Assets, for 15,933,669 shares outstanding		$175,403,646
Net Asset Value, offering price and redemption price per share ($175,403,646 ÷ 15,933,669 shares)		$11.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period May 25, 2017 (commencement of operations) to October 31, 2017
Investment Income
Dividends		$532,047
Income from Fidelity Central Funds		5,128
Income before foreign taxes withheld		537,175
Less foreign taxes withheld		(29,175)
Total income		508,000
Expenses
Management fee	$284,614
Independent trustees' fees and expenses	98
Total expenses before reductions	284,712
Expense reductions	(104)	284,608
Net investment income (loss)		223,392
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	156,179
Foreign currency transactions	(8,635)
Total net realized gain (loss)		147,544
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	10,422,960
Assets and liabilities in foreign currencies	(2,886)
Total change in net unrealized appreciation (depreciation)		10,420,074
Net gain (loss)		10,567,618
Net increase (decrease) in net assets resulting from operations		$10,791,010

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period May 25, 2017 (commencement of operations) to October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$223,392
Net realized gain (loss)	147,544
Change in net unrealized appreciation (depreciation)	10,420,074
Net increase (decrease) in net assets resulting from operations	10,791,010
Share transactions
Proceeds from sales of shares	174,806,251
Cost of shares redeemed	(10,193,615)
Net increase (decrease) in net assets resulting from share transactions	164,612,636
Total increase (decrease) in net assets	175,403,646
Net Assets
Beginning of period	–
End of period	$175,403,646
Other Information
Undistributed net investment income end of period	$215,830
Shares
Sold	16,893,772
Redeemed	(960,103)
Net increase (decrease)	15,933,669

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Capital Appreciation K6 Fund

Years ended October 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.02
Net realized and unrealized gain (loss)	.99
Total from investment operations	1.01
Net asset value, end of period	$11.01
Total ReturnC,D	10.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	.65%G
Expenses net of fee waivers, if any	.65%G
Expenses net of all reductions	.65%G
Net investment income (loss)	.51%G
Supplemental Data
Net assets, end of period (000 omitted)	$175,404
Portfolio turnover rateH	81%I,J

 A For the period May 25, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity International Capital Appreciation K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,935,120
Gross unrealized depreciation	(1,542,135)
Net unrealized appreciation (depreciation)	$10,392,985
Tax Cost	$168,238,419

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$394,111
Undistributed long-term capital gain	$3,108
Net unrealized appreciation (depreciation) on securities and other investments	$10,393,872

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $73,024,048 and $73,200,549, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .65% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $460 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Exchanges In-Kind. During the period, an affiliated entity completed an exchange in-kind with the Fund. The affiliated entity delivered investments and cash valued at $165,479,456 in exchange for 16,003,816 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $103 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's management fee. During the period, these credits reduced the Fund's management fee by $1.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Capital Appreciation K6 Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Capital Appreciation K6 Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2017, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 25, 2017 (commencement of operations) to October 31, 2017. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Capital Appreciation K6 Fund as of October 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 25, 2017 (commencement of operations) to October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 25, 2017 to October 31, 2017). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2017	Expenses Paid During Period
Actual	.65%	$1,000.00	$1,101.00	$2.99-B
Hypothetical-C		$1,000.00	1,021.93	$3.31-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 160/365 (to reflect the period May 25, 2017 to October 31, 2017).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity International Capital Appreciation K6 Fund voted to pay on December 11, 2017, to shareholders of record at the opening of business on December 8, 2017, a distribution of $0.011 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.021 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $ 3,108, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Capital Appreciation K6 Fund

On January 18, 2017 the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds, including funds with identical investment objectives as the the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..The Board considered the fund's proposed management fee out of which FMR will pay all operating expenses, with certain limited exceptions, and the projected total expense ratio of the fund in reviewing the Advisory Contracts. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

IVFK6-ANN-1217
1.9883991.100

Fidelity® Series Emerging Markets Fund Fidelity® Series International Growth Fund Fidelity® Series International Small Cap Fund Fidelity® Series International Value Fund Annual Report October 31, 2017

Contents

Fidelity® Series Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Series International Growth Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Series International Small Cap Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Series International Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Series Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Emerging Markets Fund	29.04%	6.86%	11.94%

 A From December 9, 2008

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Emerging Markets Fund on December 9, 2008, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$27,274	Fidelity® Series Emerging Markets Fund
$26,547	MSCI Emerging Markets Index

Fidelity® Series Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Co-Portfolio Manager Gregory Lee:  For the fiscal year, the fund gained 29.04%, outperforming the 26.91% return of the benchmark MSCI Emerging Markets Index. The fund's outperformance of the benchmark was primarily driven by security selection, led by choices in the information technology, consumer discretionary and industrials sectors. Our top relative contributors were China’s 58.com and Taiwan-based GlobalWafers, both of which rose along with the broader tech sector. Specifically, shares of e-commerce giant 58.com were helped by the firm's strong financial results. GlobalWafers makes silicon wafers upon which chips are made. The stock, which we bought the past year, benefited from the integration of a key acquisition, as well as growth in global chip manufacturing. Another contributor was state-owned Russian banking and financial services firm Sberbank. Conversely, our relative result was hurt most by positioning in two South Korea-based chipmakers: Samsung Electronics, the world's largest maker of memory chips, smartphones and other electronics products, and SK Hynix. Underweighting Samsung hurt because the firm reported two consecutive quarters of record profits, benefiting from its booming chip business. It also hurt to largely avoid SK Hynix, as shares rallied on news that Toshiba would sell its memory-chip unit to a global consortium that includes SK Hynix, Apple and others.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Emerging Markets Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Cayman Islands	15.5%
Korea (South)	12.7%
India	9.2%
Brazil	9.0%
China	8.3%
Taiwan	7.9%
South Africa	6.1%
Russia	5.1%
Hong Kong	4.6%
Other*	21.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Cayman Islands	15.4%
Korea (South)	11.7%
Brazil	9.4%
Taiwan	8.4%
India	7.9%
China	6.7%
South Africa	6.1%
Russia	5.5%
Hong Kong	4.4%
Other*	24.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	99.1	99.0
Short-Term Investments and Net Other Assets (Liabilities)	0.9	1.0

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	5.4	4.0
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	4.8	2.2
Naspers Ltd. Class N (South Africa, Media)	2.6	3.6
Sberbank of Russia (Russia, Banks)	2.3	2.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.1	3.2
Largan Precision Co. Ltd. (Taiwan, Electronic Equipment & Components)	2.0	1.8
JD.com, Inc. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.8	2.9
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.8	1.4
Itau Unibanco Holding SA sponsored ADR (Brazil, Banks)	1.3	1.8
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.2	1.1
	25.3

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.5	22.4
Financials	23.5	23.1
Consumer Discretionary	14.7	14.6
Materials	7.5	6.9
Energy	6.6	6.8
Consumer Staples	6.1	6.9
Industrials	5.1	5.6
Telecommunication Services	4.1	4.5
Real Estate	2.6	2.4
Utilities	2.3	2.8

Fidelity® Series Emerging Markets Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 92.3%
	Shares	Value
Argentina - 0.5%
Grupo Superveille SA sponsored ADR (a)	937,272	$25,128,262
Telecom Argentina SA Class B sponsored ADR (b)	444,134	14,483,210
YPF SA Class D sponsored ADR (b)	1,340,600	32,925,136

TOTAL ARGENTINA		72,536,608

Australia - 0.0%
Frontier Digital Ventures Ltd. (b)(c)	15,054,170	7,489,111
Austria - 0.2%
Erste Group Bank AG	726,640	31,224,678
Bermuda - 1.5%
AGTech Holdings Ltd. (b)	58,440,000	10,187,710
Credicorp Ltd. (United States)	334,440	70,045,114
GP Investments Ltd. Class A (depositary receipt) (b)(c)	7,634,637	13,652,868
Shangri-La Asia Ltd.	55,792,000	110,991,853
VimpelCom Ltd. sponsored ADR	9,904,720	38,727,455

TOTAL BERMUDA		243,605,000

Brazil - 4.5%
Azul SA sponsored ADR	959,000	24,253,110
B2W Companhia Global do Varejo (b)(c)	27,252,402	176,861,949
Banco do Brasil SA	6,280,100	66,116,420
BR Malls Participacoes SA	8,197,340	31,773,995
Centrais Eletricas Brasileiras SA (Electrobras) (b)	1,908,500	12,864,129
Companhia de Saneamento de Minas Gerais	2,945,270	35,473,249
Cosan SA Industria e Comercio	3,199,500	36,579,128
Direcional Engenharia SA (b)(c)	13,494,400	24,131,764
Localiza Rent A Car SA	2,118,890	37,483,619
Minerva SA	9,047,900	31,807,187
Smiles Fidelidade SA	2,813,700	73,539,984
Vale SA sponsored ADR	15,377,570	150,546,410

TOTAL BRAZIL		701,430,944

British Virgin Islands - 1.3%
Despegar.com Corp. (a)	1,108,700	34,147,960
Mail.Ru Group Ltd. GDR (Reg. S) (b)	5,077,501	165,018,783

TOTAL BRITISH VIRGIN ISLANDS		199,166,743

Canada - 0.4%
Pan American Silver Corp.	2,674,600	43,676,218
Torex Gold Resources, Inc. (b)	1,533,290	21,143,500

TOTAL CANADA		64,819,718

Cayman Islands - 15.2%
58.com, Inc. ADR (b)	2,232,018	149,924,649
Alibaba Group Holding Ltd. sponsored ADR (b)	4,081,106	754,555,688
BizLink Holding, Inc.	1,862,277	18,661,081
China Biologic Products Holdings, Inc.	206,800	16,070,428
China Literature Ltd.	136,101	959,514
Ctrip.com International Ltd. ADR (b)	661,900	31,698,391
Haitian International Holdings Ltd.	12,724,000	38,083,600
JD.com, Inc. sponsored ADR (b)	7,424,204	278,556,134
NetEase, Inc. ADR	281,800	79,445,056
Qudian, Inc. ADR	1,255	31,250
Sea Ltd. ADR (a)	529,800	7,989,384
Secoo Holding Ltd. ADR (a)	530,800	3,842,992
Silergy Corp.	193,000	4,168,923
Silicon Motion Technology Corp. sponsored ADR	436,900	21,154,698
Tencent Holdings Ltd.	18,888,399	848,941,117
Uni-President China Holdings Ltd.	82,650,000	69,074,525
Vipshop Holdings Ltd. ADR (b)	5,285,400	41,754,660
ZTO Express (Cayman), Inc. sponsored ADR (a)	1,548,400	24,758,916

TOTAL CAYMAN ISLANDS		2,389,671,006

Chile - 1.4%
Compania Cervecerias Unidas SA sponsored ADR (a)	2,217,200	63,145,856
Enersis SA	152,257,237	32,654,746
Inversiones La Construccion SA	1,890,851	32,231,664
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	492,600	29,427,924
Vina Concha y Toro SA	34,096,719	60,152,088

TOTAL CHILE		217,612,278

China - 8.3%
BBMG Corp. (H Shares)	69,690,500	34,749,666
China Life Insurance Co. Ltd. (H Shares)	56,813,900	188,355,273
China Longyuan Power Grid Corp. Ltd. (H Shares)	67,437,810	49,964,178
China Molybdenum Co. Ltd. (H Shares)	8,559,000	5,562,352
China Pacific Insurance (Group) Co. Ltd. (H Shares)	26,171,694	128,989,878
China Petroleum & Chemical Corp. (H Shares)	51,380,000	37,729,297
China Telecom Corp. Ltd. (H Shares)	84,030,882	42,115,614
Conch Cement Co. Ltd. (H Shares)	11,459,500	48,987,916
Guangzhou Automobile Group Co. Ltd. (H Shares)	53,018,000	131,841,618
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	5,350,682	31,677,160
Industrial & Commercial Bank of China Ltd. (H Shares)	348,344,400	276,392,934
Kweichow Moutai Co. Ltd. (A Shares)	234,229	21,818,045
Maanshan Iron & Steel Ltd. (H Shares) (b)	29,040,000	13,624,016
PICC Property & Casualty Co. Ltd. (H Shares)	32,824,500	65,048,167
Qingdao Haier Co. Ltd.	39,405,137	102,745,915
Shanghai International Airport Co. Ltd. (A Shares)	6,485,198	42,762,877
Tsingtao Brewery Co. Ltd. (H Shares)	11,670,000	48,840,657
Zhengzhou Yutong Bus Co. Ltd.	9,283,051	35,593,727

TOTAL CHINA		1,306,799,290

Colombia - 0.1%
Bancolombia SA sponsored ADR	491,886	18,568,697
Cyprus - 0.1%
Etalon Group PLC GDR (Reg. S)	4,705,900	19,058,895
Egypt - 0.0%
Six of October Development & Investment Co. (b)	4,068,500	4,276,865
Greece - 0.3%
Titan Cement Co. SA (Reg.)	1,870,652	45,149,481
Hong Kong - 4.6%
AIA Group Ltd.	3,023,320	22,748,338
China Mobile Ltd.	384,295	3,865,382
China Mobile Ltd. sponsored ADR	1,467,670	74,043,952
China Overseas Land and Investment Ltd.	18,788,000	60,929,628
China Resources Beer Holdings Co. Ltd.	32,610,666	94,052,348
China Resources Power Holdings Co. Ltd.	21,852,397	42,016,299
China Unicom Ltd. (b)	3,953,000	5,608,749
China Unicom Ltd. sponsored ADR (a)(b)	3,130,500	44,233,965
CNOOC Ltd.	93,498,000	127,661,564
CSPC Pharmaceutical Group Ltd.	31,918,000	55,478,258
Far East Horizon Ltd.	122,785,750	121,976,769
Sinotruk Hong Kong Ltd.	31,983,500	42,473,025
Techtronic Industries Co. Ltd.	6,166,000	36,159,471

TOTAL HONG KONG		731,247,748

India - 9.2%
Adani Ports & Special Economic Zone Ltd.	8,487,833	56,412,956
Axis Bank Ltd.	11,072,514	89,460,783
Bharat Petroleum Corp. Ltd.	9,801,086	81,980,976
Bharti Infratel Ltd.	7,474,437	51,039,727
Coal India Ltd.	10,323,945	45,672,495
Eicher Motors Ltd.	49,153	24,469,009
Federal Bank Ltd.	19,920,619	37,456,917
ICICI Bank Ltd.	10,642,918	49,908,536
ICICI Bank Ltd. sponsored ADR	9,311,170	85,197,206
Indraprastha Gas Ltd.	1,493,616	36,565,334
InterGlobe Aviation Ltd.	1,371,018	26,422,005
ITC Ltd.	13,179,690	54,082,527
JK Cement Ltd.	2,438,552	37,751,421
Larsen & Toubro Ltd.	2,996,347	56,562,702
LIC Housing Finance Ltd.	7,075,902	65,426,139
Lupin Ltd.	4,472,654	71,013,312
Petronet LNG Ltd.	9,755,804	39,151,284
Phoenix Mills Ltd.	5,818,404	47,230,164
Power Grid Corp. of India Ltd.	9,298,431	30,422,743
Reliance Industries Ltd.	13,158,820	191,204,259
SREI Infrastructure Finance Ltd. (c)	34,355,610	60,858,509
State Bank of India	12,057,633	56,945,547
Sun Pharmaceutical Industries Ltd.	9,832,184	83,956,981
Tata Motors Ltd. (b)	10,752,005	71,137,590
Tejas Networks Ltd.	1,175,363	5,920,381

TOTAL INDIA		1,456,249,503

Indonesia - 2.6%
PT Astra International Tbk	176,543,800	104,136,435
PT Bank Mandiri (Persero) Tbk	138,398,800	71,941,865
PT Bank Rakyat Indonesia Tbk	75,674,900	87,043,572
PT Indocement Tunggal Prakarsa Tbk	19,161,600	31,718,188
PT Kalbe Farma Tbk	176,378,200	20,807,751
PT Link Net Tbk	55,914,971	20,572,587
PT Lippo Karawaci Tbk	173,911,800	8,847,863
PT Media Nusantara Citra Tbk	140,752,200	16,189,746
PT Semen Gresik (Persero) Tbk	55,116,900	44,296,716

TOTAL INDONESIA		405,554,723

Israel - 0.3%
Bezeq The Israel Telecommunication Corp. Ltd.	31,426,037	46,925,979
Japan - 0.6%
Minebea Mitsumi, Inc.	776,000	14,226,498
Panasonic Corp.	1,722,500	26,008,656
Sumco Corp.	2,129,600	46,907,776
TDK Corp.	170,100	13,070,369

TOTAL JAPAN		100,213,299

Korea (South) - 10.7%
AMOREPACIFIC Group, Inc.	700,416	89,894,102
BS Financial Group, Inc.	8,192,156	72,829,585
Daou Technology, Inc. (c)	3,046,123	49,992,717
Duk San Neolux Co. Ltd.	375,125	7,364,339
Fila Korea Ltd.	116,611	7,060,760
Hanon Systems	2,849,584	33,132,031
Hyundai Fire & Marine Insurance Co. Ltd.	1,586,206	64,336,898
Hyundai Glovis Co. Ltd.	282,493	38,151,171
Hyundai Industrial Development & Construction Co.	507,225	18,191,490
Hyundai Mipo Dockyard Co. Ltd. (b)	282,910	27,453,725
Hyundai Mobis	796,418	189,828,544
InterPark INT Corp. (c)	3,076,471	25,671,882
KB Financial Group, Inc.	3,616,942	189,491,575
KEPCO Plant Service & Engineering Co. Ltd.	441,718	16,316,176
Korea Electric Power Corp.	844,614	29,671,660
Korea Express Co. Ltd. (b)	295,223	41,454,633
Korean Reinsurance Co.	4,478,971	44,866,223
KT Corp.	564,481	14,845,300
KT Corp. sponsored ADR (a)	567,200	8,162,008
LG Chemical Ltd.	400,569	144,558,659
LG Telecom Ltd.	1,993,049	22,905,741
NAVER Corp.	63,307	50,618,875
Samsung Electronics Co. Ltd.	67,040	165,128,174
Samsung Life Insurance Co. Ltd.	510,162	61,597,787
Samsung SDI Co. Ltd.	531,267	97,882,104
Shinhan Financial Group Co. Ltd.	3,784,421	170,332,959

TOTAL KOREA (SOUTH)		1,681,739,118

Mauritius - 0.2%
MakeMyTrip Ltd. (a)(b)	893,096	24,381,521
Mexico - 2.4%
America Movil S.A.B. de CV Series L sponsored ADR	738,400	12,641,408
CEMEX S.A.B. de CV sponsored ADR	8,075,936	65,495,841
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	3,541,100	33,584,739
Grupo Financiero Banorte S.A.B. de CV Series O	16,119,518	95,665,693
Infraestructura Energetica Nova S.A.B. de CV	825,248	4,213,675
Macquarie Mexican (REIT) (c)	61,332,832	73,579,884
Promotora y Operadora de Infraestructura S.A.B. de CV	2,569,135	24,397,184
Tenedora Nemak SA de CV	1,888,937	1,419,776
Wal-Mart de Mexico SA de CV Series V	29,712,800	66,394,375

TOTAL MEXICO		377,392,575

Netherlands - 1.4%
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 9/5/18 (b)(d)	7,288,400	43,148,857
X5 Retail Group NV GDR (Reg. S) (b)	635,200	26,106,720
Yandex NV Series A (b)	4,646,880	157,203,950

TOTAL NETHERLANDS		226,459,527

Nigeria - 0.5%
Guaranty Trust Bank PLC	101,802,322	11,876,938
Guaranty Trust Bank PLC GDR (Reg. S)	3,878,704	23,272,224
Transnational Corp. of Nigeria PLC (b)	1,235,285,783	4,941,143
Zenith Bank PLC	508,113,887	35,977,286

TOTAL NIGERIA		76,067,591

Pakistan - 0.3%
Habib Bank Ltd.	29,868,700	45,508,403
Panama - 0.3%
Copa Holdings SA Class A	318,100	39,186,739
Peru - 0.3%
Compania de Minas Buenaventura SA sponsored ADR	3,070,000	42,335,300
Philippines - 0.8%
International Container Terminal Services, Inc.	12,089,790	24,819,160
Metropolitan Bank & Trust Co.	40,292,407	67,641,536
Robinsons Land Corp.	76,092,870	37,172,080

TOTAL PHILIPPINES		129,632,776

Russia - 5.1%
Lukoil PJSC sponsored ADR	2,405,200	127,716,120
MegaFon PJSC	1,383,767	13,724,091
MegaFon PJSC GDR	959,155	10,023,170
MMC Norilsk Nickel PJSC sponsored ADR	6,534,800	120,240,320
Mobile TeleSystems OJSC	7,609,330	36,665,078
NOVATEK OAO GDR (Reg. S)	648,200	73,959,620
RusHydro PJSC	2,265,090,200	31,644,643
Sberbank of Russia	48,102,830	159,395,031
Sberbank of Russia sponsored ADR	14,666,294	210,461,319
Unipro PJSC	598,711,196	26,260,161

TOTAL RUSSIA		810,089,553

Singapore - 0.2%
First Resources Ltd.	23,175,900	33,494,625
South Africa - 6.1%
Aspen Pharmacare Holdings Ltd.	2,523,982	57,026,686
Barclays Africa Group Ltd.	4,593,608	45,530,774
Bidvest Group Ltd.	3,052,145	37,021,863
FirstRand Ltd.	16,309,900	59,119,963
Imperial Holdings Ltd.	6,238,400	89,405,852
Life Healthcare Group Holdings Ltd.	16,984,500	31,473,355
MTN Group Ltd.	7,209,100	62,598,264
Naspers Ltd. Class N	1,671,100	407,174,573
Nedbank Group Ltd.	2,437,300	35,747,354
Sasol Ltd.	1,601,700	46,798,138
Tiger Brands Ltd.	3,013,400	82,268,404

TOTAL SOUTH AFRICA		954,165,226

Taiwan - 7.9%
Advantech Co. Ltd.	2,317,795	15,842,649
Chroma ATE, Inc.	6,302,000	30,738,403
eMemory Technology, Inc.	355,000	4,352,396
Genius Electronic Optical Co. Ltd. (b)	806,000	9,079,468
GlobalWafers Co. Ltd.	10,967,300	126,820,096
Hon Hai Precision Industry Co. Ltd. (Foxconn)	5,866,000	21,799,456
King's Town Bank	28,288,000	30,927,387
LandMark Optoelectronics Corp.	1,917,446	24,462,738
Largan Precision Co. Ltd.	1,627,900	308,694,953
MediaTek, Inc.	1,607,000	18,262,575
Nanya Technology Corp.	15,147,000	41,111,706
PChome Online, Inc.	2,076,613	12,023,657
Quanta Computer, Inc.	18,510,000	43,606,411
Taiwan Fertilizer Co. Ltd.	11,368,000	14,861,610
Taiwan Semiconductor Manufacturing Co. Ltd.	38,253,284	309,471,765
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	331,101	14,015,505
Unified-President Enterprises Corp.	37,598,000	78,594,266
United Microelectronics Corp.	110,342,000	56,988,701
Universal Cement Corp.	23,746,681	18,398,202
Wistron NeWeb Corp.	922,148	2,646,685
Yuanta Financial Holding Co. Ltd.	128,164,206	56,984,550

TOTAL TAIWAN		1,239,683,179

Thailand - 0.8%
Delta Electronics PCL (For. Reg.)	6,447,700	16,691,818
PTT Global Chemical PCL (For. Reg.)	34,690,400	83,540,999
Star Petroleum Refining PCL	57,276,100	30,000,125

TOTAL THAILAND		130,232,942

Turkey - 1.9%
Bim Birlesik Magazalar A/S JSC	2,947,000	60,088,954
Tupras Turkiye Petrol Rafinerileri A/S	2,232,796	80,340,750
Turkcell Iletisim Hizmet A/S	16,600,000	62,005,773
Turkcell Iletisim Hizmet A/S sponsored ADR (a)	585,200	5,495,028
Turkiye Garanti Bankasi A/S	32,953,000	90,601,097

TOTAL TURKEY		298,531,602

United Arab Emirates - 1.6%
DP World Ltd.	1,893,760	44,976,800
Emaar Properties PJSC	57,842,883	130,564,443
National Bank of Abu Dhabi PJSC	27,277,550	76,871,644

TOTAL UNITED ARAB EMIRATES		252,412,887

United Kingdom - 0.2%
Fresnillo PLC	1,864,500	32,241,891
Shanghai International Airport Co. Ltd. ELS (UBS Warrant Programme) warrants 5/11/18 (d)	498,900	3,289,707

TOTAL UNITED KINGDOM		35,531,598

United States of America - 0.5%
Cognizant Technology Solutions Corp. Class A	671,300	50,797,271
MercadoLibre, Inc.	100,400	24,127,124

TOTAL UNITED STATES OF AMERICA		74,924,395

TOTAL COMMON STOCKS
(Cost $10,447,407,070)		14,533,370,123

Preferred Stocks - 6.8%
Convertible Preferred Stocks - 0.3%
Cayman Islands - 0.3%
China Internet Plus Holdings Ltd. Series A-11 (b)(e)(f)	7,577,282	42,349,884
Nonconvertible Preferred Stocks - 6.5%
Brazil - 4.5%
Ambev SA sponsored ADR	17,097,400	108,226,542
Banco do Estado Rio Grande do Sul SA	6,662,486	31,038,513
Companhia Paranaense de Energia-Copel:
(PN-B)	118,800	907,533
(PN-B) sponsored ADR (a)	4,923,939	37,865,091
Fibria Celulose SA sponsored ADR	4,788,600	76,330,284
Itau Unibanco Holding SA sponsored ADR	16,064,094	205,781,044
Metalurgica Gerdau SA (PN) (b)	27,924,822	43,620,530
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.) (b)	13,861,100	142,076,275
Telefonica Brasil SA	4,518,000	69,745,667
		715,591,479
Korea (South) - 2.0%
Hyundai Motor Co. Series 2	1,446,053	146,145,649
Samsung Electronics Co. Ltd.	57,060	114,314,948
Samsung Fire & Marine Insurance Co. Ltd.	308,094	49,461,915
		309,922,512

TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,025,513,991

TOTAL PREFERRED STOCKS
(Cost $748,220,071)		1,067,863,875
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.99% to 1.06% 11/24/17 to 1/11/18 (Cost $12,584,381)	12,600,000	12,584,910
	Shares	Value

Money Market Funds - 0.6%
Fidelity Cash Central Fund, 1.10% (g)	53,082,371	53,092,988
Fidelity Securities Lending Cash Central Fund 1.11% (g)(h)	52,498,230	52,503,480
TOTAL MONEY MARKET FUNDS
(Cost $105,595,994)		105,596,468
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $11,313,807,516)		15,719,415,376
NET OTHER ASSETS (LIABILITIES) - 0.2%		28,031,352
NET ASSETS - 100%		$15,747,446,728

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $46,438,564 or 0.3% of net assets.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $42,349,884 or 0.3% of net assets.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$23,950,652

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,942,689
Fidelity Securities Lending Cash Central Fund	893,173
Total	$2,835,862

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
B2W Companhia Global do Varejo	$46,206,356	$92,252,255	$29,933,561	$--	$1,360,435	$66,976,464	$176,861,949
Daou Technology, Inc.	44,852,464	8,601,682	--	481,811	--	(3,461,429)	49,992,717
Direcional Engenharia SA	23,505,135	754,992	1,055,251	--	(254,352)	1,181,240	24,131,764
Fila Korea Ltd.	51,126,461	--	35,251,515	115,434	(18,056,158)	9,241,972	--
FPC Par Corretora de Seguros	51,039,845	6,095,227	75,005,396	1,430,767	27,656,204	(9,785,880)	--
Frontier Digital Ventures Ltd.	6,042,789	--	261,597	--	60,982	1,646,937	7,489,111
GP Investments Ltd. Class A (depositary receipt)	17,347,037	--	697,647	--	(508,996)	(2,487,526)	13,652,868
InterPark INT Corp.	30,049,593	76,665	--	190,078	--	(4,454,376)	25,671,882
Korean Reinsurance Co.	75,492,743	2,585,365	31,408,227	1,390,984	(2,354,460)	550,802	--
Macquarie Mexican (REIT)	90,614,570	1,842,491	14,437,624	6,177,820	(7,309,198)	2,869,645	73,579,884
Metalurgica Gerdau SA (PN)	56,285,896	--	16,679,812	--	11,947,079	(7,932,633)	--
Minerva SA	40,691,800	--	13,698,467	1,007,272	(5,024,280)	9,838,134	--
Smiles SA	137,502,361	--	101,647,333	10,190,945	49,197,526	(57,468,711)	--
SREI Infrastructure Finance Ltd.	45,678,231	--	14,032,863	300,692	6,749,120	22,464,021	60,858,509
Total	$716,435,281	$112,208,677	$334,109,293	$21,285,803	$63,463,902	$29,178,660	$432,238,684

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,277,432,896	$2,208,114,842	$26,968,170	$42,349,884
Consumer Staples	988,041,221	988,041,221	--	--
Energy	1,046,997,029	881,606,168	165,390,861	--
Financials	3,696,467,115	2,892,545,177	803,921,938	--
Health Care	335,826,771	335,826,771	--	--
Industrials	762,957,889	748,731,391	14,226,498	--
Information Technology	3,841,764,607	2,566,384,879	1,275,379,728	--
Materials	1,202,419,921	1,155,621,783	46,798,138	--
Real Estate	413,433,817	413,433,817	--	--
Telecommunication Services	660,428,148	599,443,639	60,984,509	--
Utilities	375,464,584	345,792,924	29,671,660	--
Government Obligations	12,584,910	--	12,584,910	--
Money Market Funds	105,596,468	105,596,468	--	--
Total Investments in Securities:	$15,719,415,376	$13,241,139,080	$2,435,926,412	$42,349,884

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$183,370,539
Level 2 to Level 1	$252,117,868

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $53,123,953) — See accompanying schedule: Unaffiliated issuers (cost $10,839,374,623)	$15,181,580,224
Fidelity Central Funds (cost $105,595,994)	105,596,468
Other affiliated issuers (cost $368,836,899)	432,238,684
Total Investment in Securities (cost $11,313,807,516)		$15,719,415,376
Foreign currency held at value (cost $203,875,863)		204,146,680
Receivable for investments sold		41,873,734
Receivable for fund shares sold		438,554
Dividends receivable		9,957,315
Interest receivable		36,465
Distributions receivable from Fidelity Central Funds		141,250
Receivable from investment adviser for expense reductions		240,264
Other receivables		2,599,627
Total assets		15,978,849,265
Liabilities
Payable to custodian bank	$1,026,794
Payable for investments purchased	111,719,844
Payable for fund shares redeemed	33,021,200
Other payables and accrued expenses	33,141,199
Collateral on securities loaned	52,493,500
Total liabilities		231,402,537
Net Assets		$15,747,446,728
Net Assets consist of:
Paid in capital		$11,098,006,629
Undistributed net investment income		225,392,623
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		49,203,033
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,374,844,443
Net Assets		$15,747,446,728
Series Emerging Markets:
Net Asset Value, offering price and redemption price per share ($15,747,446,728 ÷ 737,572,431 shares)		$21.35

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends (including $21,285,803 earned from other affiliated issuers)		$390,908,738
Interest		77,005
Income from Fidelity Central Funds		2,835,862
Income before foreign taxes withheld		393,821,605
Less foreign taxes withheld		(41,316,576)
Total income		352,505,029
Expenses
Management fee	$72,895,755
Transfer agent fees	6,504,328
Accounting and security lending fees	1,187,555
Custodian fees and expenses	9,477,879
Independent trustees' fees and expenses	63,697
Registration fees	6,307
Audit	48,466
Legal	30,423
Interest	12,247
Miscellaneous	106,500
Total expenses before reductions	90,333,157
Expense reductions	(4,958,917)	85,374,240
Net investment income (loss)		267,130,789
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,526,782)	1,417,823,012
Fidelity Central Funds	37,235
Other affiliated issuers	63,463,902
Foreign currency transactions	(3,689,454)
Futures contracts	5,372,495
Total net realized gain (loss)		1,483,007,190
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $19,023,663)	2,418,919,768
Fidelity Central Funds	(69,219)
Other affiliated issuers	29,178,660
Assets and liabilities in foreign currencies	309,127
Futures contracts	(41,090)
Total change in net unrealized appreciation (depreciation)		2,448,297,246
Net gain (loss)		3,931,304,436
Net increase (decrease) in net assets resulting from operations		$4,198,435,225

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$267,130,789	$180,634,834
Net realized gain (loss)	1,483,007,190	(402,075,307)
Change in net unrealized appreciation (depreciation)	2,448,297,246	1,930,762,003
Net increase (decrease) in net assets resulting from operations	4,198,435,225	1,709,321,530
Distributions to shareholders from net investment income	(193,538,453)	(158,339,864)
Distributions to shareholders from net realized gain	(33,641,199)	–
Total distributions	(227,179,652)	(158,339,864)
Share transactions - net increase (decrease)	(3,684,478,975)	1,997,447,805
Total increase (decrease) in net assets	286,776,598	3,548,429,471
Net Assets
Beginning of period	15,460,670,130	11,912,240,659
End of period	$15,747,446,728	$15,460,670,130
Other Information
Undistributed net investment income end of period	$225,392,623	$151,855,674

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Emerging Markets Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.79	$15.31	$17.77	$17.56	$16.25
Income from Investment Operations
Net investment income (loss)A	.30	.19	.21B	.21	.20
Net realized and unrealized gain (loss)	4.49	1.47	(2.53)	.17	1.34
Total from investment operations	4.79	1.66	(2.32)	.38	1.54
Distributions from net investment income	(.19)	(.18)	(.14)	(.17)	(.22)
Distributions from net realized gain	(.04)	–	–	(.01)	(.01)
Total distributions	(.23)	(.18)	(.14)	(.17)C	(.23)
Net asset value, end of period	$21.35	$16.79	$15.31	$17.77	$17.56
Total ReturnD	29.04%	11.02%	(13.14)%	2.20%	9.59%
Ratios to Average Net AssetsE,F
Expenses before reductions	.59%	1.03%	1.04%	1.06%	1.09%
Expenses net of fee waivers, if any	.57%	1.03%	1.04%	1.06%	1.09%
Expenses net of all reductions	.56%	1.03%	1.03%	1.06%	1.06%
Net investment income (loss)	1.63%	1.24%	1.29%B	1.18%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$15,747,447	$6,998,219	$5,571,493	$4,837,497	$3,623,928
Portfolio turnover rateG	56%	45%	64%	93%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

 C Total distributions of $.17 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $.006 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series International Growth Fund	24.42%	9.50%	8.08%

 A From December 3, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Growth Fund on December 3, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Period Ending Values
$18,502	Fidelity® Series International Growth Fund
$16,950	MSCI EAFE Growth Index

Fidelity® Series International Growth Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Jed Weiss:  For the year, the fund gained 24.42%, versus 23.83% for the MSCI EAFE Growth Index. Relative to the benchmark, the fund was helped by security selection in the U.S., where we typically invest in companies that do most or all of their business abroad. Positioning in Japan, the U.K. and Australia also contributed. Conversely, stock picks and a significant underweighting in strong-performing continental Europe, a result of our bottom-up investment approach, weighed on relative results. At the stock level, the top contributor was Chinese e-commerce company Alibaba Group, whose shares rose on much better-than-expected financial results. Dutch semiconductor-equipment maker ASML Holding and Italy's Interpump Group also added value. In contrast, our biggest individual detraction came from not owning French luxury goods company LVMH Moet Hennessy Louis Vuitton, a strong-performing benchmark component that did not fit our investment criteria. U.K.-based consumer goods company Reckitt Benckiser Group also notably detracted, as did overweighting Belgian brewery Anheuser-Busch InBev.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Following a roughly five-month leave of absence, Jed Weiss returned to Fidelity on November 29, 2017, and resumed his day-to-day responsibilities as Portfolio Manager. In his stead, Vincent Montemaggiore served as interim manager of the fund.

Fidelity® Series International Growth Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
United States of America*	19.2%
Japan	13.2%
United Kingdom	10.8%
Switzerland	8.1%
Sweden	5.5%
Germany	5.3%
Belgium	4.1%
Spain	4.1%
Australia	3.7%
Other	26.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
United States of America*	20.2%
Japan	11.7%
United Kingdom	11.5%
Switzerland	10.8%
Sweden	5.6%
Germany	4.8%
Spain	4.7%
Belgium	3.9%
Australia	3.7%
Other	23.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	97.1
Short-Term Investments and Net Other Assets (Liabilities)	1.4	2.9

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg. S) (Switzerland, Food Products)	4.9	5.8
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.4	3.4
SAP SE (Germany, Software)	3.2	2.7
CSL Ltd. (Australia, Biotechnology)	3.0	3.0
Keyence Corp. (Japan, Electronic Equipment & Components)	2.8	2.2
Visa, Inc. Class A (United States of America, IT Services)	2.8	2.4
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.5	2.0
MasterCard, Inc. Class A (United States of America, IT Services)	2.4	2.0
AIA Group Ltd. (Hong Kong, Insurance)	2.3	2.2
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.3	2.2
	29.6

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.1	18.3
Consumer Staples	17.6	19.2
Industrials	14.9	13.4
Health Care	12.1	14.7
Financials	11.4	10.7
Consumer Discretionary	10.4	10.7
Materials	6.7	6.8
Real Estate	2.2	2.3
Energy	0.6	0.6
Telecommunication Services	0.6	0.4

Fidelity® Series International Growth Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Australia - 3.7%
CSL Ltd.	4,192,956	$445,837,326
Transurban Group unit	10,725,055	99,568,144

TOTAL AUSTRALIA		545,405,470

Austria - 1.7%
Andritz AG	3,091,198	174,781,958
BUWOG-Gemeinnuetzige Wohnung	2,712,660	78,237,688

TOTAL AUSTRIA		253,019,646

Belgium - 4.1%
Anheuser-Busch InBev SA NV	4,118,081	504,964,225
KBC Groep NV	1,286,957	106,901,667

TOTAL BELGIUM		611,865,892

Brazil - 0.1%
Itau Unibanco Holding SA	1,106,900	13,000,061
Canada - 1.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,288,400	60,410,291
Franco-Nevada Corp.	1,002,400	79,657,428
Pason Systems, Inc.	1,851,469	26,880,098
PrairieSky Royalty Ltd.	1,283,800	34,172,306

TOTAL CANADA		201,120,123

Cayman Islands - 1.9%
58.com, Inc. ADR (a)	993,900	66,760,263
Alibaba Group Holding Ltd. sponsored ADR (a)	1,095,700	202,583,973
China Biologic Products Holdings, Inc.	73,552	5,715,726

TOTAL CAYMAN ISLANDS		275,059,962

Denmark - 1.3%
Jyske Bank A/S (Reg.)	1,346,300	76,079,411
Novo Nordisk A/S Series B sponsored ADR	2,432,281	121,103,271

TOTAL DENMARK		197,182,682

Finland - 0.3%
Tikkurila Oyj	1,985,479	39,247,965
France - 1.7%
Edenred SA	2,154,600	62,117,199
Elis SA	2,875,341	75,008,491
Essilor International SA	957,612	121,252,061

TOTAL FRANCE		258,377,751

Germany - 5.3%
Bayer AG	2,407,200	313,126,118
SAP SE	4,079,913	466,181,568

TOTAL GERMANY		779,307,686

Hong Kong - 2.3%
AIA Group Ltd.	44,835,400	337,354,575
India - 1.0%
Housing Development Finance Corp. Ltd.	5,813,740	153,303,161
Ireland - 3.3%
CRH PLC sponsored ADR (b)	7,727,805	289,947,244
James Hardie Industries PLC CDI	13,092,924	199,311,113

TOTAL IRELAND		489,258,357

Isle of Man - 0.6%
Playtech Ltd.	6,558,106	85,707,862
Israel - 0.2%
Azrieli Group	604,584	34,115,965
Italy - 1.1%
Azimut Holding SpA	1,548,506	30,592,062
Interpump Group SpA	3,841,749	129,374,023

TOTAL ITALY		159,966,085

Japan - 13.2%
Astellas Pharma, Inc.	6,911,500	91,984,166
DENSO Corp.	2,836,300	156,206,346
East Japan Railway Co.	1,548,500	150,172,933
Hoya Corp.	3,109,600	168,946,873
Keyence Corp.	754,000	418,639,620
Komatsu Ltd.	4,826,400	157,706,339
Misumi Group, Inc.	5,980,800	163,859,280
Mitsui Fudosan Co. Ltd.	4,190,100	97,801,077
Nintendo Co. Ltd.	197,400	76,583,659
Olympus Corp.	2,591,400	96,438,104
OSG Corp.	3,497,000	75,691,889
SHO-BOND Holdings Co. Ltd. (c)	1,512,200	93,058,290
USS Co. Ltd.	10,445,500	211,153,801

TOTAL JAPAN		1,958,242,377

Kenya - 0.6%
Safaricom Ltd.	340,192,300	83,613,529
Korea (South) - 1.1%
BGFretail Co. Ltd. (d)	1,345,914	95,217,556
NAVER Corp.	80,310	64,214,097

TOTAL KOREA (SOUTH)		159,431,653

Mexico - 0.4%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	709,312	62,242,128
Netherlands - 2.5%
ASML Holding NV (Netherlands)	2,063,500	372,316,228
New Zealand - 0.3%
Auckland International Airport Ltd.	10,102,611	43,069,340
South Africa - 2.5%
Clicks Group Ltd.	6,973,952	78,145,749
Naspers Ltd. Class N	1,167,610	284,495,903

TOTAL SOUTH AFRICA		362,641,652

Spain - 4.1%
Amadeus IT Holding SA Class A	3,725,400	252,777,751
Hispania Activos Inmobiliarios SA	2,517,010	43,407,358
Inditex SA (b)	5,274,462	197,190,302
Merlin Properties Socimi SA	2,837,600	37,449,937
Prosegur Compania de Seguridad SA (Reg.)	10,062,989	76,778,267

TOTAL SPAIN		607,603,615

Sweden - 5.5%
ASSA ABLOY AB (B Shares)	14,545,417	306,659,034
Atlas Copco AB (A Shares) (b)	5,305,600	232,715,931
Essity AB Class B	2,724,700	81,464,515
Fagerhult AB	4,083,792	51,830,034
Svenska Cellulosa AB (SCA) (B Shares)	2,598,000	24,392,181
Svenska Handelsbanken AB (A Shares)	8,019,213	114,948,136

TOTAL SWEDEN		812,009,831

Switzerland - 8.1%
Nestle SA (Reg. S)	8,655,646	728,273,371
Roche Holding AG (participation certificate)	1,319,670	305,016,801
Schindler Holding AG:
(participation certificate)	579,078	131,237,945
(Reg.)	154,309	34,074,347

TOTAL SWITZERLAND		1,198,602,464

Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	20,541,000	166,178,139
Turkey - 0.2%
Tupras Turkiye Petrol Rafinerileri A/S	943,924	33,964,394
United Kingdom - 10.8%
BAE Systems PLC	15,580,800	122,735,238
British American Tobacco PLC (United Kingdom)	4,908,200	317,117,978
Elementis PLC	8,627,647	32,577,395
Howden Joinery Group PLC	5,574,200	30,361,236
Informa PLC	15,456,952	143,088,182
InterContinental Hotel Group PLC ADR (b)	4,280,039	237,927,368
Prudential PLC	10,870,968	266,832,000
Reckitt Benckiser Group PLC	3,697,987	330,846,561
Rightmove PLC	613,870	33,868,037
Shaftesbury PLC	2,600,200	34,189,211
Spectris PLC	1,367,400	46,492,475

TOTAL UNITED KINGDOM		1,596,035,681

United States of America - 17.8%
Alphabet, Inc. Class A (a)	247,094	255,257,986
Autoliv, Inc. (b)	1,300,827	162,421,259
Berkshire Hathaway, Inc. Class B (a)	1,011,750	189,136,545
Martin Marietta Materials, Inc.	640,300	138,849,055
MasterCard, Inc. Class A	2,361,010	351,247,458
Mohawk Industries, Inc. (a)	587,415	153,761,750
Molson Coors Brewing Co. Class B	821,800	66,458,966
Moody's Corp.	660,100	94,004,841
MSCI, Inc.	1,030,400	120,927,744
Philip Morris International, Inc.	1,998,092	209,080,347
PriceSmart, Inc.	586,175	49,121,465
ResMed, Inc.	1,534,600	129,182,628
S&P Global, Inc.	830,971	130,022,032
Sherwin-Williams Co.	454,100	179,437,615
Visa, Inc. Class A	3,700,096	406,936,558

TOTAL UNITED STATES OF AMERICA		2,635,846,249

TOTAL COMMON STOCKS
(Cost $9,548,346,141)		14,525,090,523

Nonconvertible Preferred Stocks - 0.4%
Brazil - 0.4%
Itau Unibanco Holding SA
(Cost $59,873,924)	4,681,800	60,180,873

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 1.10% (e)	169,282,312	169,316,168
Fidelity Securities Lending Cash Central Fund 1.11% (e)(f)	330,306,491	330,339,522
TOTAL MONEY MARKET FUNDS
(Cost $499,653,771)		499,655,690
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $10,107,873,836)		15,084,927,086
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(300,112,620)
NET ASSETS - 100%		$14,784,814,466

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,860,338
Fidelity Securities Lending Cash Central Fund	1,549,442
Total	$4,409,780

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
SHO-BOND Holdings Co. Ltd.	$72,329,808	$2,413,583	$2,197,702	$1,273,590	$391,489	$20,121,112	$93,058,290
Total	$72,329,808	$2,413,583	$2,197,702	$1,273,590	$391,489	$20,121,112	$93,058,290

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,546,244,911	$1,178,884,764	$367,360,147	$--
Consumer Staples	2,583,343,152	606,923,461	1,881,202,135	95,217,556
Energy	95,016,798	95,016,798	--	--
Financials	1,693,283,108	1,426,451,108	266,832,000	--
Health Care	1,798,603,074	823,091,012	975,512,062	--
Industrials	2,210,799,918	1,140,916,915	1,069,883,003	--
Information Technology	3,265,745,674	1,765,846,460	1,499,899,214	--
Materials	983,419,996	983,419,996	--	--
Real Estate	325,201,236	227,400,159	97,801,077	--
Telecommunication Services	83,613,529	83,613,529	--	--
Money Market Funds	499,655,690	499,655,690	--	--
Total Investments in Securities:	$15,084,927,086	$8,831,219,892	$6,158,489,638	$95,217,556

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$1,676,653,483
Level 2 to Level 1	$90,128,766

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Growth Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $316,811,978) — See accompanying schedule: Unaffiliated issuers (cost $9,563,426,256)	$14,492,213,106
Fidelity Central Funds (cost $499,653,771)	499,655,690
Other affiliated issuers (cost $44,793,809)	93,058,290
Total Investment in Securities (cost $10,107,873,836)		$15,084,927,086
Foreign currency held at value (cost $2,069,764)		2,078,350
Receivable for investments sold		396,417
Receivable for fund shares sold		5,939,772
Dividends receivable		44,036,459
Distributions receivable from Fidelity Central Funds		232,655
Other receivables		52,780
Total assets		15,137,663,519
Liabilities
Payable for fund shares redeemed	$21,979,995
Other payables and accrued expenses	559,976
Collateral on securities loaned	330,309,082
Total liabilities		352,849,053
Net Assets		$14,784,814,466
Net Assets consist of:
Paid in capital		$9,412,717,775
Undistributed net investment income		192,507,196
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		202,446,141
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,977,143,354
Net Assets		$14,784,814,466
Series International Growth:
Net Asset Value, offering price and redemption price per share ($14,784,814,466 ÷ 911,275,744 shares)		$16.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends (including $1,273,590 earned from other affiliated issuers)		$294,836,074
Income from Fidelity Central Funds		4,409,780
Income before foreign taxes withheld		299,245,854
Less foreign taxes withheld		(26,906,051)
Total income		272,339,803
Expenses
Management fee
Basic fee	$55,329,225
Performance adjustment	3,980,778
Transfer agent fees	5,629,357
Accounting and security lending fees	1,136,793
Custodian fees and expenses	1,506,510
Independent trustees' fees and expenses	55,500
Registration fees	5,896
Audit	40,513
Legal	26,877
Interest	5,163
Miscellaneous	92,525
Total expenses before reductions	67,809,137
Expense reductions	(522,628)	67,286,509
Net investment income (loss)		205,053,294
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	232,387,196
Fidelity Central Funds	75,668
Other affiliated issuers	391,489
Foreign currency transactions	(726,880)
Total net realized gain (loss)		232,127,473
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,706,482,705
Fidelity Central Funds	(126,429)
Other affiliated issuers	20,121,112
Assets and liabilities in foreign currencies	1,579,933
Total change in net unrealized appreciation (depreciation)		2,728,057,321
Net gain (loss)		2,960,184,794
Net increase (decrease) in net assets resulting from operations		$3,165,238,088

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$205,053,294	$165,399,336
Net realized gain (loss)	232,127,473	166,506,812
Change in net unrealized appreciation (depreciation)	2,728,057,321	(656,844,150)
Net increase (decrease) in net assets resulting from operations	3,165,238,088	(324,938,002)
Distributions to shareholders from net investment income	(170,410,130)	(141,417,551)
Distributions to shareholders from net realized gain	(166,389,831)	(272,101,876)
Total distributions	(336,799,961)	(413,519,427)
Share transactions - net increase (decrease)	(561,512,168)	1,248,358,990
Total increase (decrease) in net assets	2,266,925,959	509,901,561
Net Assets
Beginning of period	12,517,888,507	12,007,986,946
End of period	$14,784,814,466	$12,517,888,507
Other Information
Undistributed net investment income end of period	$192,507,196	$157,868,017

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Growth Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.37	$14.28	$14.17	$13.95	$11.55
Income from Investment Operations
Net investment income (loss)A	.21	.17B	.15	.17	.16
Net realized and unrealized gain (loss)	2.97	(.60)	.36	.20	2.43
Total from investment operations	3.18	(.43)	.51	.37	2.59
Distributions from net investment income	(.16)	(.16)	(.19)	(.10)	(.19)
Distributions from net realized gain	(.17)	(.33)	(.21)	(.05)	–
Total distributions	(.33)	(.48)C	(.40)	(.15)	(.19)
Net asset value, end of period	$16.22	$13.37	$14.28	$14.17	$13.95
Total ReturnD	24.42%	(3.10)%	3.65%	2.66%	22.72%
Ratios to Average Net AssetsE,F
Expenses before reductions	.51%	.94%	.92%	.97%	1.04%
Expenses net of fee waivers, if any	.51%	.94%	.91%	.97%	1.04%
Expenses net of all reductions	.51%	.94%	.91%	.97%	1.02%
Net investment income (loss)	1.41%	1.27%B	1.06%	1.23%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$14,784,814	$5,618,983	$5,563,674	$6,049,347	$5,642,298
Portfolio turnover rateG	23%	26%	24%	33%	41%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

 C Total distributions of $.48 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $.326 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Small Cap Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series International Small Cap Fund	25.87%	11.83%	10.66%

 A From December 3, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Small Cap Fund on December 3, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Period Ending Values
$22,294	Fidelity® Series International Small Cap Fund
$21,187	MSCI EAFE Small Cap Index

Fidelity® Series International Small Cap Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Lead Portfolio Manager Jed Weiss:  For the year, the fund gained 25.87%, versus 27.70% for the MSCI EAFE Small Cap Index. Relative to the benchmark, security selection in emerging markets, especially South Korea, hurt the most. Choices in Germany and Australia also detracted. Conversely, the fund benefited from stock selection in Japan and, to a lesser extent, Sweden and Italy. The biggest individual detractor was out-of-index Korean convenience store operator BGF Retail. The company's shares were hit hard by minimum-wage hikes in its home market. Also hurting results was an overweighting in RCG, an Australia-based shoe retailer whose business has struggled along with the Australian consumer. Other laggards included non-index SK Kaken, a Japan-based paint manufacturer, and Australian sandalwood producer Quintis. On the positive side, our top individual contributor was a large overweighting in Interpump Group, an Italian maker of specialty pumps. Japanese semiconductor-equipment maker Lasertec also helped, as did Britain's Dechra Pharmaceuticals.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  Following a roughly five-month leave of absence, Jed Weiss returned to Fidelity on November 29, 2017, and resumed his day-to-day responsibilities as Lead Portfolio Manager. In his stead, Patrick Drouot and Patrick Buchanan served (and remain) as Co-Managers of the fund.
Effective May 24, 2017, Michael Luciano is no longer a Co-Manager on the fund.

Fidelity® Series International Small Cap Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	32.6%
United Kingdom	16.0%
Germany	6.0%
Sweden	4.9%
United States of America*	4.5%
France	3.2%
Italy	3.1%
Netherlands	2.7%
Australia	2.6%
Other	24.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Japan	27.7%
United Kingdom	17.9%
United States of America*	10.0%
Germany	6.3%
Sweden	5.1%
Italy	3.3%
Australia	2.6%
France	2.4%
Netherlands	2.3%
Other	22.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	93.4
Short-Term Investments and Net Other Assets (Liabilities)	2.0	6.6

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Azbil Corp. (Japan, Electronic Equipment & Components)	2.2	1.7
USS Co. Ltd. (Japan, Specialty Retail)	2.0	1.9
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	2.0	2.0
CompuGroup Medical AG (Germany, Health Care Technology)	1.9	2.0
Spectris PLC (United Kingdom, Electronic Equipment & Components)	1.9	1.9
Elis SA (France, Commercial Services & Supplies)	1.9	0.9
Interpump Group SpA (Italy, Machinery)	1.9	2.0
OBIC Co. Ltd. (Japan, IT Services)	1.7	1.5
Nihon Parkerizing Co. Ltd. (Japan, Chemicals)	1.7	1.4
Sartorius AG (non-vtg.) (Germany, Health Care Equipment & Supplies)	1.7	1.9
	18.9

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	23.8	22.0
Consumer Discretionary	14.6	14.3
Information Technology	13.3	12.2
Health Care	11.3	11.9
Consumer Staples	9.3	9.1
Financials	8.5	7.2
Materials	8.2	7.8
Real Estate	7.0	6.8
Energy	2.0	2.1
Utilities	0.0	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Series International Small Cap Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
Australia - 2.6%
Adelaide Brighton Ltd.	2,707,269	$12,867,172
Austal Ltd.	2,412,861	3,259,396
Bapcor Ltd.	810,786	3,375,711
Beacon Lighting Group Ltd.	6,523,255	7,289,157
DuluxGroup Ltd.	4,919,853	27,751,068
Imdex Ltd. (a)	16,634,283	12,349,117
John Fairfax Holdings Ltd.	2,854,785	2,403,401
Nanosonics Ltd. (a)	572,068	1,313,497
Pact Group Holdings Ltd.	825,000	3,662,200
Quintis Ltd. (b)(c)	9,242,850	2,086,834
RCG Corp. Ltd. (b)	16,393,344	9,409,984
Reckon Ltd. (d)	5,931,406	5,651,804
Sigma Healthcare Ltd.	2,407,905	1,391,382
SomnoMed Ltd. (a)	246,575	685,040

TOTAL AUSTRALIA		93,495,763

Austria - 1.8%
Andritz AG	483,024	27,311,056
BUWOG-Gemeinnuetzige Wohnung	919,906	26,531,640
IMMOFINANZ Immobilien Anlagen AG	2,169,441	5,486,276
Wienerberger AG	136,600	3,510,154

TOTAL AUSTRIA		62,839,126

Bailiwick of Jersey - 0.5%
Integrated Diagnostics Holdings PLC	4,317,632	16,838,765
IWG PLC	872,700	2,496,651

TOTAL BAILIWICK OF JERSEY		19,335,416

Belgium - 1.5%
Barco NV	16,700	1,710,113
Econocom Group SA	677,914	5,218,127
KBC Ancora	779,573	46,493,983

TOTAL BELGIUM		53,422,223

Bermuda - 0.6%
APT Satellite Holdings Ltd.	528,500	250,654
BW Offshore Ltd. (a)	275,000	902,302
Vostok New Ventures Ltd. (depositary receipt) (a)	2,608,342	21,498,223

TOTAL BERMUDA		22,651,179

Brazil - 0.2%
Magnesita Refratarios SA	186,800	2,626,723
Sul America SA unit	919,702	5,040,888

TOTAL BRAZIL		7,667,611

Canada - 1.6%
McCoy Global, Inc. (a)	1,118,050	1,568,615
New Look Vision Group, Inc.	597,900	15,933,495
Pason Systems, Inc.	777,100	11,282,135
PrairieSky Royalty Ltd.	319,000	8,491,171
ShawCor Ltd. Class A	483,200	10,472,267
Total Energy Services, Inc.	360,000	4,238,741
Whitecap Resources, Inc.	325,000	2,332,765
ZCL Composites, Inc.	280,000	2,951,709

TOTAL CANADA		57,270,898

Cayman Islands - 1.4%
58.com, Inc. ADR (a)	192,200	12,910,074
China Biologic Products Holdings, Inc.	174,408	13,553,246
SITC International Holdings Co. Ltd.	5,260,000	5,070,269
Value Partners Group Ltd.	17,091,000	16,934,580

TOTAL CAYMAN ISLANDS		48,468,169

Denmark - 2.2%
Jyske Bank A/S (Reg.)	495,519	28,001,778
Royal Unibrew A/S	40,600	2,337,523
Scandinavian Tobacco Group A/S	1,157,059	19,561,284
Spar Nord Bank A/S	2,375,285	30,210,450

TOTAL DENMARK		80,111,035

Finland - 0.7%
Olvi PLC (A Shares)	119,900	3,917,618
Oriola-KD Oyj	242,700	910,323
Tikkurila Oyj	977,930	19,331,236

TOTAL FINLAND		24,159,177

France - 3.2%
Cegedim SA (a)	36,892	1,435,320
Elis SA (b)	2,562,104	66,837,135
Laurent-Perrier Group SA	135,868	12,741,983
Rubis	17,600	1,104,613
Somfy SA	13,500	1,368,116
Vetoquinol SA	301,927	19,487,679
Virbac SA (a)	99,200	12,774,397

TOTAL FRANCE		115,749,243

Germany - 4.3%
CompuGroup Medical AG	1,193,653	68,589,749
CTS Eventim AG	1,064,701	43,978,094
Fielmann AG	201,790	17,687,895
MLP AG	672,245	4,616,166
Nexus AG	519,508	15,767,154
SMA Solar Technology AG (b)	88,053	4,081,715

TOTAL GERMANY		154,720,773

Greece - 0.4%
Fourlis Holdings SA	752,500	4,882,381
Motor Oil (HELLAS) Corinth Refineries SA	200,000	4,787,534
Mytilineos Holdings SA (a)	318,300	3,333,238

TOTAL GREECE		13,003,153

India - 0.6%
Jyothy Laboratories Ltd.	3,507,063	21,307,777
Torrent Pharmaceuticals Ltd.	40,264	789,641

TOTAL INDIA		22,097,418

Ireland - 1.6%
Cairn Homes PLC (a)	1,233,100	2,560,341
FBD Holdings PLC (a)	1,298,400	13,536,349
James Hardie Industries PLC CDI	2,524,307	38,427,049
United Drug PLC (United Kingdom)	204,200	2,507,320

TOTAL IRELAND		57,031,059

Isle of Man - 0.9%
Playtech Ltd.	2,406,347	31,448,539
Israel - 2.2%
Azrieli Group	334,879	18,896,828
Ituran Location & Control Ltd.	959,086	34,047,553
Strauss Group Ltd.	1,265,055	25,759,160

TOTAL ISRAEL		78,703,541

Italy - 3.1%
Astm SpA	30,000	831,703
Azimut Holding SpA	1,284,364	25,373,710
Beni Stabili SpA SIIQ	19,947,820	17,659,526
Interpump Group SpA	1,954,966	65,835,071

TOTAL ITALY		109,700,010

Japan - 32.6%
A/S One Corp.	12,000	659,732
Aeon Delight Co. Ltd.	63,800	2,388,164
Ai Holdings Corp.	635,600	15,605,062
Aoki Super Co. Ltd.	285,000	3,264,634
Arcland Service Holdings Co. Ltd.	113,200	2,497,107
Artnature, Inc. (d)	1,778,400	11,683,496
Asahi Co. Ltd.	1,015,500	12,344,483
Asante, Inc.	216,400	4,008,693
Aucnet, Inc.	94,800	1,253,678
Azbil Corp.	1,790,100	78,167,901
Bank of Kyoto Ltd.	117,200	6,155,004
Broadleaf Co. Ltd.	771,500	6,334,147
Central Automotive Products Ltd.	121,079	1,970,259
Chugoku Marine Paints Ltd.	275,000	2,336,510
Coca-Cola West Co. Ltd.	457,650	16,012,876
Daiichikosho Co. Ltd.	631,000	29,734,394
Daikokutenbussan Co. Ltd.	569,400	25,922,964
Funai Soken Holdings, Inc.	639,000	23,477,734
GCA Savvian Group Corp.	1,935,687	17,718,059
GMO Internet, Inc.	306,280	4,731,814
Goldcrest Co. Ltd.	1,493,510	32,357,472
Iwatani Corp.	51,200	1,544,025
Iwatsuka Confectionary Co. Ltd.	121,100	5,394,624
Kamigumi Co. Ltd.	155,850	3,730,892
Kobayashi Pharmaceutical Co. Ltd.	617,100	35,681,351
Konoike Transport Co. Ltd.	205,200	3,157,511
Koshidaka Holdings Co. Ltd. (b)	612,700	24,784,801
Kusuri No Aoki Holdings Co. Ltd.	337,500	18,730,904
Lasertec Corp.	1,456,000	32,034,536
Leopalace21 Corp.	834,096	6,228,395
Mandom Corp.	83,600	2,490,988
Medikit Co. Ltd.	271,400	13,121,510
Mirait Holdings Corp.	196,900	2,573,015
Miroku Jyoho Service Co., Ltd.	419,800	9,803,885
Misumi Group, Inc.	1,411,500	38,671,645
Mitsuboshi Belting Ltd.	184,000	2,297,374
Monex Group, Inc.	2,402,932	7,663,337
Morinaga & Co. Ltd.	70,900	4,027,814
Nabtesco Corp.	737,200	29,286,524
Nagaileben Co. Ltd.	1,488,300	37,135,928
Nakanishi, Inc.	37,600	1,704,020
Nakano Refrigerators Co. Ltd.	285,100	10,156,863
ND Software Co. Ltd.	224,536	2,735,118
Nihon Parkerizing Co. Ltd.	3,715,200	60,904,206
Nitto Kohki Co. Ltd.	83,400	2,066,447
NOF Corp.	175,000	5,057,558
NS Tool Co. Ltd.	4,000	78,241
OBIC Co. Ltd.	943,400	62,444,756
Okamoto Industries, Inc.	300,000	3,264,125
OSG Corp. (b)	2,240,800	48,501,683
PALTAC Corp.	145,200	5,766,769
Paramount Bed Holdings Co. Ltd.	717,160	31,626,153
ProNexus, Inc.	1,241,000	15,060,493
S Foods, Inc.	113,500	4,316,445
Sakai Moving Service Co. Ltd.	5,100	296,348
San-Ai Oil Co. Ltd.	2,176,900	25,999,846
Sekisui Jushi Corp.	160,100	3,575,763
Shinko Plantech Co. Ltd.	138,200	1,193,261
Shinsei Bank Ltd.	276,600	4,667,838
Ship Healthcare Holdings, Inc.	41,100	1,285,275
SHO-BOND Holdings Co. Ltd.	759,300	46,726,068
Shoei Co. Ltd. (d)	815,800	27,389,174
SK Kaken Co. Ltd.	217,000	18,029,102
Software Service, Inc.	168,400	7,758,161
Techno Medica Co. Ltd.	283,000	4,919,603
The Monogatari Corp.	219,000	16,136,124
TKC Corp.	666,600	20,981,729
Tocalo Co. Ltd.	458,400	18,497,333
Toshiba Plant Systems & Services Corp.	178,800	3,084,191
Tsuruha Holdings, Inc.	30,270	3,752,955
USS Co. Ltd.	3,561,200	71,988,982
Welcia Holdings Co. Ltd.	634,400	24,076,888
Workman Co. Ltd.	650,700	20,282,907
Yamato Kogyo Co. Ltd.	336,200	8,993,030
Yuasa Trading Co. Ltd.	100,900	3,720,004
Yusen Logistics Co. Ltd.	152,500	2,011,785

TOTAL JAPAN		1,166,032,486

Korea (South) - 1.5%
BGFretail Co. Ltd. (c)	638,968	45,204,204
iMarketKorea, Inc.	103,160	882,971
Leeno Industrial, Inc.	186,094	8,521,687

TOTAL KOREA (SOUTH)		54,608,862

Luxembourg - 0.1%
B&M European Value Retail S.A.	653,731	3,449,569
Mexico - 0.3%
Consorcio ARA S.A.B. de CV	28,647,495	10,131,053
Genomma Lab Internacional SA de CV (a)	852,700	994,948

TOTAL MEXICO		11,126,001

Netherlands - 2.7%
Aalberts Industries NV	984,900	48,580,757
Arcadis NV	64,918	1,501,052
BinckBank NV	641,961	3,271,574
Intertrust NV	158,486	2,436,884
PostNL NV	652,200	2,781,317
RHI Magnesita NV	52,548	2,333,346
Takeaway.com Holding BV (a)(e)	222,278	10,505,700
Van Lanschot NV (Bearer)	227,504	6,904,784
VastNed Retail NV	402,554	17,621,827

TOTAL NETHERLANDS		95,937,241

New Zealand - 0.2%
EBOS Group Ltd.	124,107	1,494,705
The a2 Milk Co. Ltd. (a)	888,554	5,182,018

TOTAL NEW ZEALAND		6,676,723

Norway - 1.2%
ABG Sundal Collier ASA	5,878,388	4,073,418
Borregaard ASA	290,000	2,795,972
Kongsberg Gruppen ASA (b)	924,448	16,863,706
Schibsted ASA (A Shares)	82,366	2,123,688
Skandiabanken ASA	1,442,449	14,613,449
Spectrum ASA (a)	350,000	1,585,455

TOTAL NORWAY		42,055,688

Philippines - 0.6%
Jollibee Food Corp.	3,845,490	18,561,941
Pilipinas Shell Petroleum Corp.	1,288,850	1,555,300

TOTAL PHILIPPINES		20,117,241

Singapore - 0.1%
Boustead Singapore Ltd.	5,027,300	3,319,324
Hour Glass Ltd.	1,558,300	777,378

TOTAL SINGAPORE		4,096,702

South Africa - 0.7%
Clicks Group Ltd.	2,335,481	26,169,941
Spain - 2.6%
Baron de Ley SA (a)	9,415	1,228,311
Hispania Activos Inmobiliarios SA	1,100,650	18,981,374
Merlin Properties Socimi SA	1,590,500	20,991,022
Prosegur Cash SA	973,400	3,174,822
Prosegur Compania de Seguridad SA (Reg.)	6,199,186	47,298,348

TOTAL SPAIN		91,673,877

Sweden - 4.9%
Addlife AB	526,400	10,375,016
AddTech AB (B Shares)	1,281,610	28,398,064
Fagerhult AB	4,237,305	53,778,366
Granges AB	300,000	3,108,706
Lagercrantz Group AB (B Shares)	1,961,454	20,852,449
Loomis AB (B Shares)	622,000	24,956,825
Mekonomen AB (b)	71,125	1,435,813
Saab AB (B Shares)	612,300	31,289,165

TOTAL SWEDEN		174,194,404

Switzerland - 0.3%
Daetwyler Holdings AG	335	56,211
EDAG Engineering Group AG	91,500	1,433,019
Tecan Group AG	17,063	3,608,774
Vontobel Holdings AG	88,220	5,486,945

TOTAL SWITZERLAND		10,584,949

Taiwan - 0.4%
Addcn Technology Co. Ltd.	1,655,570	14,996,702
United Kingdom - 16.0%
Alliance Pharma PLC	14,372,548	11,405,618
Ascential PLC	853,376	3,818,463
Cineworld Group PLC	357,800	3,157,784
Countrywide PLC	2,763,869	4,579,364
Dechra Pharmaceuticals PLC	1,830,863	49,994,944
Dignity PLC	111,207	3,578,761
DP Poland PLC (a)	6,918,000	3,859,020
Elementis PLC	8,174,282	30,865,520
Equiniti Group PLC	1,517,223	6,103,737
GetBusy PLC	2,405,905	1,326,092
Great Portland Estates PLC	2,738,800	22,607,294
H&T Group PLC	1,385,653	6,116,880
Hill & Smith Holdings PLC	61,530	1,080,353
Hilton Food Group PLC	1,018,638	12,067,904
Howden Joinery Group PLC	5,872,800	31,987,633
Informa PLC	5,154,938	47,720,321
InterContinental Hotel Group PLC ADR	297,247	16,523,961
ITE Group PLC	8,444,572	19,935,833
LivaNova PLC (a)	29,284	2,164,088
LSL Property Services PLC	500,000	1,550,615
Luxfer Holdings PLC sponsored ADR	335,000	4,147,300
Mears Group PLC	791,912	4,767,183
Mitie Group PLC	577,891	1,819,036
PayPoint PLC	110,600	1,349,216
Polypipe Group PLC	353,800	1,938,335
Rightmove PLC	529,647	29,221,341
Shaftesbury PLC	3,047,755	40,073,971
Sinclair Pharma PLC (a)	3,250,907	1,262,925
Spectris PLC	1,980,616	67,342,212
Spirax-Sarco Engineering PLC	955,628	71,710,779
Topps Tiles PLC (d)	10,691,339	9,904,292
Tullett Prebon PLC	1,076,603	7,785,753
Ultra Electronics Holdings PLC	1,181,412	28,620,245
Unite Group PLC	2,020,063	18,861,115
Zpg PLC	505,923	2,351,796

TOTAL UNITED KINGDOM		571,599,684

United States of America - 2.5%
Autoliv, Inc.	123,800	15,457,668
Compass Minerals International, Inc. (b)	41,000	2,689,600
Martin Marietta Materials, Inc.	72,080	15,630,548
Mohawk Industries, Inc. (a)	53,962	14,125,093
PriceSmart, Inc.	257,926	21,614,199
ResMed, Inc.	209,700	17,652,546
Resources Connection, Inc.	46,200	727,650
Utah Medical Products, Inc.	14,850	1,119,690

TOTAL UNITED STATES OF AMERICA		89,016,994

TOTAL COMMON STOCKS
(Cost $2,324,468,724)		3,434,211,397

Nonconvertible Preferred Stocks - 1.9%
Brazil - 0.2%
Banco ABC Brasil SA	1,149,100	6,305,244
Germany - 1.7%
Sartorius AG (non-vtg.)	653,472	60,903,361
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $24,626,450)		67,208,605

Money Market Funds - 2.7%
Fidelity Cash Central Fund, 1.10%(f)	66,668,136	66,681,470
Fidelity Securities Lending Cash Central Fund 1.11%(f)(g)	29,551,017	29,553,972
TOTAL MONEY MARKET FUNDS
(Cost $96,229,103)		96,235,442
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $2,445,324,277)		3,597,655,444
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(25,494,507)
NET ASSETS - 100%		$3,572,160,937

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Affiliated company

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,505,700 or 0.3% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,154,031
Fidelity Securities Lending Cash Central Fund	1,133,364
Total	$2,287,395

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Artnature, Inc.	$12,038,036	$--	$1,157,148	$429,430	$(1,000,856)	$1,803,464	$11,683,496
Reckon Ltd.	--	7,084,119	--	64,575	--	(1,432,315)	5,651,804
Shoei Co. Ltd.	13,379,931	2,279,518	--	541,232	--	11,729,725	27,389,174
Topps Tiles PLC	9,638,880	2,227,097	--	432,639	--	(1,961,685)	9,904,292
Total	$35,056,847	$11,590,734	$1,157,148	$1,467,876	$(1,000,856)	$10,139,189	$54,628,766

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$510,923,509	$294,019,816	$216,903,693	$--
Consumer Staples	332,886,577	132,326,434	155,355,939	45,204,204
Energy	77,361,101	50,167,994	27,193,107	--
Financials	305,204,518	269,000,280	36,204,238	--
Health Care	417,965,628	317,020,128	100,945,500	--
Industrials	846,455,105	587,564,787	258,890,318	--
Information Technology	477,141,449	245,783,941	231,357,508	--
Materials	279,700,129	179,028,764	98,584,531	2,086,834
Real Estate	252,426,719	213,840,852	38,585,867	--
Telecommunication Services	250,654	250,654	--	--
Utilities	1,104,613	1,104,613	--	--
Money Market Funds	96,235,442	96,235,442	--	--
Total Investments in Securities:	$3,597,655,444	$2,386,343,705	$1,164,020,701	$47,291,038

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$740,758,093
Level 2 to Level 1	$0

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Consumer Staples
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(3,483,373)
Cost of Purchases	9,778,533
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	38,909,044
Transfers out of Level 3	--
Ending Balance	$45,204,204
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2017	$(3,483,373)
Other Investments in Securities
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	(6,773,507)
Net Unrealized Gain (Loss) on Investment Securities	(4,736,217)
Cost of Purchases	5,542,258
Proceeds of Sales	(5,439,747)
Amortization/Accretion	--
Transfers into Level 3	13,494,047
Transfers out of Level 3	--
Ending Balance	$2,086,834
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2017	$(4,736,217)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Small Cap Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $27,973,817) — See accompanying schedule: Unaffiliated issuers (cost $2,293,841,745)	$3,446,791,236
Fidelity Central Funds (cost $96,229,103)	96,235,442
Other affiliated issuers (cost $55,253,429)	54,628,766
Total Investment in Securities (cost $2,445,324,277)		$3,597,655,444
Cash		40,526
Foreign currency held at value (cost $125,816)		125,727
Receivable for investments sold		553,765
Receivable for fund shares sold		510,360
Dividends receivable		9,517,610
Distributions receivable from Fidelity Central Funds		146,660
Other receivables		37,289
Total assets		3,608,587,381
Liabilities
Payable for investments purchased	$2,799,858
Payable for fund shares redeemed	3,921,597
Other payables and accrued expenses	153,125
Collateral on securities loaned	29,551,864
Total liabilities		36,426,444
Net Assets		$3,572,160,937
Net Assets consist of:
Paid in capital		$2,274,254,074
Undistributed net investment income		47,513,563
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		98,055,955
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,152,337,345
Net Assets		$3,572,160,937
Series International Small Cap:
Net Asset Value, offering price and redemption price per share ($3,572,160,937 ÷ 196,545,718 shares)		$18.17

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends (including $1,467,876 earned from other affiliated issuers)		$72,771,712
Interest		35
Income from Fidelity Central Funds		2,287,395
Income before foreign taxes withheld		75,059,142
Less foreign taxes withheld		(6,783,392)
Total income		68,275,750
Expenses
Management fee
Basic fee	$15,437,211
Performance adjustment	(710,298)
Transfer agent fees	1,294,486
Accounting and security lending fees	791,863
Custodian fees and expenses	399,447
Independent trustees' fees and expenses	12,802
Registration fees	930
Audit	35,740
Legal	6,091
Miscellaneous	26,290
Total expenses before reductions	17,294,562
Expense reductions	(144,879)	17,149,683
Net investment income (loss)		51,126,067
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	130,788,614
Fidelity Central Funds	18,747
Other affiliated issuers	(1,000,856)
Foreign currency transactions	(132,817)
Total net realized gain (loss)		129,673,688
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	584,425,041
Fidelity Central Funds	(38,503)
Other affiliated issuers	10,139,189
Assets and liabilities in foreign currencies	288,295
Total change in net unrealized appreciation (depreciation)		594,814,022
Net gain (loss)		724,487,710
Net increase (decrease) in net assets resulting from operations		$775,613,777

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$51,126,067	$30,865,970
Net realized gain (loss)	129,673,688	86,017,298
Change in net unrealized appreciation (depreciation)	594,814,022	(100,087,153)
Net increase (decrease) in net assets resulting from operations	775,613,777	16,796,115
Distributions to shareholders from net investment income	(34,157,192)	(27,359,738)
Distributions to shareholders from net realized gain	(85,456,930)	(162,604,163)
Total distributions	(119,614,122)	(189,963,901)
Share transactions - net increase (decrease)	11,810,740	324,362,862
Total increase (decrease) in net assets	667,810,395	151,195,076
Net Assets
Beginning of period	2,904,350,542	2,753,155,466
End of period	$3,572,160,937	$2,904,350,542
Other Information
Undistributed net investment income end of period	$47,513,563	$30,407,595

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Small Cap Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.02	$16.11	$15.21	$15.75	$12.44
Income from Investment Operations
Net investment income (loss)A	.25	.15	.14	.14	.15
Net realized and unrealized gain (loss)	3.47	(.13)	1.10	(.11)	3.29
Total from investment operations	3.72	.02	1.24	.03	3.44
Distributions from net investment income	(.15)	(.15)	(.14)	(.13)	(.12)
Distributions from net realized gain	(.42)	(.96)	(.20)	(.44)	(.01)
Total distributions	(.57)	(1.11)	(.34)	(.57)	(.13)
Net asset value, end of period	$18.17	$15.02	$16.11	$15.21	$15.75
Total ReturnB	25.87%	.02%	8.36%	.21%	27.95%
Ratios to Average Net AssetsC,D
Expenses before reductions	.56%	1.06%	1.10%	1.18%	1.23%
Expenses net of fee waivers, if any	.56%	1.06%	1.10%	1.18%	1.23%
Expenses net of all reductions	.55%	1.05%	1.10%	1.18%	1.22%
Net investment income (loss)	1.52%	1.01%	.89%	.86%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$3,572,161	$1,303,650	$1,276,570	$1,330,809	$1,163,381
Portfolio turnover rateE	21%	21%	16%	18%	29%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series International Value Fund	20.33%	7.40%	3.94%

 A From December 3, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Value Fund on December 3, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Period Ending Values
$13,577	Fidelity® Series International Value Fund
$14,452	MSCI EAFE Value Index

Fidelity® Series International Value Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Alexander Zavratsky:  For the year, the fund advanced 20.33%, underperforming the 23.50% return of the benchmark MSCI EAFE Value Index. From a geographical perspective, choices in the U.K. and out-of-index picks in the U.S. hurt the fund’s relative performance the most. An underweighting in index heavyweight Royal Dutch Shell detracted more than any other individual holding. Shares of the Anglo-Dutch multinational energy giant recovered late in the period on positive quarterly results and an uptick in oil prices, but the fund missed out because we'd sold the position in April. Avoiding German financial services company and index constituent Allianz also detracted, as shares advanced partly due to the firm’s stock-buyback program. Elsewhere, an overweighting in U.K. cigarette maker Imperial Brands hurt the fund's relative return. This stock fell along with the tobacco industry after the U.S. Food and Drug Administration announced its plan to lower nicotine levels in cigarettes. Conversely, two non-index positions contributed: French software & services firm Atos, and Recruit Holdings, a Japan-based staffing agency. Shares of Atos benefited from the company's continued revenue growth. Meanwhile, Recruit’s stock was helped by a tightening labor market in Japan and the success of its online jobs portal.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Value Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	22.2%
United Kingdom	15.9%
France	14.4%
Switzerland	9.3%
Germany	7.8%
Spain	4.6%
Sweden	4.5%
Australia	3.8%
Netherlands	3.7%
Other*	13.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Japan	22.6%
United Kingdom	17.2%
France	15.2%
Germany	7.4%
Switzerland	7.0%
Australia	5.7%
Spain	4.3%
United States of America*	4.2%
Netherlands	3.8%
Other	12.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.2	98.9
Short-Term Investments and Net Other Assets (Liabilities)	0.8	1.1

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	3.2	3.0
Novartis AG (Switzerland, Pharmaceuticals)	3.0	1.2
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.7	1.9
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.3	2.5
Banco Santander SA (Spain) (Spain, Banks)	2.2	1.4
Toyota Motor Corp. (Japan, Automobiles)	2.0	2.2
BASF AG (Germany, Chemicals)	1.9	1.7
Australia & New Zealand Banking Group Ltd. (Australia, Banks)	1.8	1.7
Nestle SA (Reg. S) (Switzerland, Food Products)	1.6	0.6
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.7	1.4
	22.4

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.7	36.4
Industrials	12.5	13.5
Health Care	11.7	9.6
Energy	9.0	7.4
Materials	8.0	7.7
Consumer Discretionary	6.3	8.5
Information Technology	6.2	5.1
Consumer Staples	5.3	4.9
Telecommunication Services	2.6	3.4
Real Estate	1.0	0.6

Fidelity® Series International Value Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Australia - 3.8%
Australia & New Zealand Banking Group Ltd.	11,720,429	$268,389,291
Insurance Australia Group Ltd.	17,127,164	85,990,283
Macquarie Group Ltd.	2,005,897	150,988,224
Magellan Financial Group Ltd.	2,868,826	53,288,570

TOTAL AUSTRALIA		558,656,368

Austria - 0.8%
Erste Group Bank AG	2,831,900	121,690,472
Bailiwick of Jersey - 1.0%
Shire PLC	1,075,300	52,964,541
Wolseley PLC	1,301,121	90,983,615

TOTAL BAILIWICK OF JERSEY		143,948,156

Belgium - 1.4%
KBC Groep NV	2,537,968	210,817,464
Canada - 0.5%
Potash Corp. of Saskatchewan, Inc.	3,536,700	68,836,941
Finland - 1.0%
Sampo Oyj (A Shares)	2,957,513	154,958,755
France - 14.4%
Atos Origin SA	1,140,659	177,248,132
AXA SA	7,829,073	236,347,409
Bouygues SA	1,812,901	87,036,095
Capgemini SA	1,080,505	131,337,650
Compagnie de St. Gobain	1,560,000	91,512,480
Natixis SA	11,903,100	93,341,375
Sanofi SA	1,744,076	165,140,716
Societe Generale Series A	3,897,700	216,924,659
SR Teleperformance SA	807,100	117,894,865
Total SA	8,608,447	479,818,816
VINCI SA (a)	2,050,300	200,735,939
Vivendi SA	5,091,481	126,474,559

TOTAL FRANCE		2,123,812,695

Germany - 7.8%
BASF AG	2,581,611	281,533,089
Brenntag AG	1,215,600	68,838,435
Deutsche Post AG	2,548,779	116,738,926
Deutsche Telekom AG	7,501,970	135,840,649
Fresenius SE & Co. KGaA	904,400	75,545,793
HeidelbergCement Finance AG	1,012,300	103,142,670
Linde AG (b)	508,900	109,636,911
SAP SE	1,039,809	118,811,305
Vonovia SE	3,315,904	145,849,162

TOTAL GERMANY		1,155,936,940

Hong Kong - 0.3%
AIA Group Ltd.	5,940,600	44,698,800
Indonesia - 0.7%
PT Bank Rakyat Indonesia Tbk	85,715,700	98,592,805
Ireland - 1.3%
Allergan PLC	299,300	53,044,939
CRH PLC	2,596,681	97,718,202
Medtronic PLC	575,600	46,347,312

TOTAL IRELAND		197,110,453

Israel - 0.1%
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,152,392	15,903,010
Italy - 1.2%
Intesa Sanpaolo SpA	54,821,700	184,305,478
Japan - 22.2%
AEON Financial Service Co. Ltd.	2,996,900	64,362,874
East Japan Railway Co.	866,200	84,003,742
Fujitsu Ltd.	6,544,000	50,994,089
Hoya Corp.	2,241,000	121,755,191
Itochu Corp.	10,138,800	177,597,758
Japan Tobacco, Inc.	3,332,600	110,309,732
Kao Corp.	1,457,200	88,066,095
KDDI Corp.	5,116,300	136,311,743
Makita Corp.	2,492,700	104,465,686
Mitsubishi UFJ Financial Group, Inc.	49,363,500	334,839,752
Nintendo Co. Ltd.	236,700	91,830,558
Nippon Telegraph & Telephone Corp.	2,552,300	123,397,390
Nomura Holdings, Inc.	13,823,100	79,106,458
OBIC Co. Ltd.	1,579,100	104,522,488
Olympus Corp.	2,237,900	83,282,717
Oracle Corp. Japan	888,600	75,189,358
ORIX Corp.	9,720,000	167,121,932
Panasonic Corp.	7,305,409	110,307,035
Recruit Holdings Co. Ltd.	4,437,400	108,794,631
Seven & i Holdings Co. Ltd.	2,199,130	88,634,776
Shin-Etsu Chemical Co. Ltd.	1,399,100	147,550,807
Shinsei Bank Ltd.	4,747,000	80,109,276
Sony Corp.	2,412,300	100,917,829
Sony Financial Holdings, Inc.	4,982,200	82,771,680
Subaru Corp.	1,855,400	64,102,423
Taiheiyo Cement Corp.	1,968,000	78,658,976
Tokio Marine Holdings, Inc.	2,955,800	127,416,336
Toyota Motor Corp.	4,758,500	295,151,119

TOTAL JAPAN		3,281,572,451

Netherlands - 3.7%
ING Groep NV (Certificaten Van Aandelen)	12,415,534	229,432,699
Koninklijke Philips Electronics NV	2,383,000	97,114,264
RELX NV	6,034,066	136,288,079
Wolters Kluwer NV	1,735,661	85,076,701

TOTAL NETHERLANDS		547,911,743

Norway - 1.5%
Statoil ASA (a)	10,711,192	217,624,868
Portugal - 0.6%
Galp Energia SGPS SA Class B	4,892,124	90,949,507
Spain - 4.1%
Banco Santander SA (Spain)	46,922,850	318,104,817
Banco Santander SA (Spain) rights 11/1/17 (b)	45,382,950	2,167,438
CaixaBank SA (a)	23,226,308	108,707,653
Iberdrola SA	16,583,654	134,024,603
Unicaja Banco SA	30,777,400	44,813,818

TOTAL SPAIN		607,818,329

Sweden - 4.5%
Alfa Laval AB	4,491,900	113,804,565
Investor AB (B Shares)	2,994,343	148,400,006
Nordea Bank AB	17,813,333	215,335,006
Swedbank AB (A Shares)	6,177,100	153,327,167
Telefonaktiebolaget LM Ericsson (B Shares)	6,454,100	40,616,167

TOTAL SWEDEN		671,482,911

Switzerland - 9.3%
Credit Suisse Group AG	11,266,821	177,551,988
Lafargeholcim Ltd. (Reg.)	1,549,470	87,518,303
Nestle SA (Reg. S)	2,907,882	244,664,930
Novartis AG	5,351,251	441,367,425
UBS Group AG	12,739,271	216,695,000
Zurich Insurance Group AG	680,452	207,685,695

TOTAL SWITZERLAND		1,375,483,341

United Kingdom - 15.9%
AstraZeneca PLC (United Kingdom)	3,602,829	243,770,884
Aviva PLC	18,928,528	126,956,619
BAE Systems PLC	15,432,807	121,569,447
BHP Billiton PLC	11,300,582	204,604,353
BP PLC	59,539,759	403,837,948
British American Tobacco PLC (United Kingdom)	1,607,241	103,843,571
Bunzl PLC	4,048,512	126,091,383
Compass Group PLC	5,649,559	124,032,224
GlaxoSmithKline PLC	9,833,246	176,480,681
HSBC Holdings PLC sponsored ADR (a)	3,058,226	149,149,682
Imperial Tobacco Group PLC	1,856,198	75,697,325
Informa PLC	11,233,963	103,995,105
Micro Focus International PLC	3,253,905	114,308,276
Standard Chartered PLC (United Kingdom) (b)	14,582,417	145,334,750
Standard Life PLC	21,950,092	125,299,658

TOTAL UNITED KINGDOM		2,344,971,906

United States of America - 2.6%
Amgen, Inc.	438,500	76,833,970
ConocoPhillips Co.	2,894,500	148,053,675
Edgewell Personal Care Co. (b)	527,600	34,257,068
Molson Coors Brewing Co. Class B	497,700	40,248,999
S&P Global, Inc.	586,200	91,722,714

TOTAL UNITED STATES OF AMERICA		391,116,426

TOTAL COMMON STOCKS
(Cost $12,041,623,413)		14,608,199,819

Nonconvertible Preferred Stocks - 0.5%
Spain - 0.5%
Grifols SA Class B
(Cost $51,388,129)	3,312,338	77,799,321

Money Market Funds - 3.8%
Fidelity Cash Central Fund, 1.10% (c)	56,082,839	56,094,056
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	499,888,727	499,938,716
TOTAL MONEY MARKET FUNDS
(Cost $556,038,961)		556,032,772
TOTAL INVESTMENT IN SECURITIES - 103.0%
(Cost $12,649,050,503)		15,242,031,912
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(448,897,771)
NET ASSETS - 100%		$14,793,134,141

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$819,996
Fidelity Securities Lending Cash Central Fund	7,242,580
Total	$8,062,576

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$924,980,294	$354,501,888	$570,478,406	$--
Consumer Staples	785,722,496	150,203,392	635,519,104	--
Energy	1,340,284,814	239,003,182	1,101,281,632	--
Financials	5,316,746,603	3,018,351,245	2,298,395,358	--
Health Care	1,727,350,764	267,675,024	1,459,675,740	--
Industrials	1,831,432,347	1,235,001,083	596,431,264	--
Information Technology	904,858,023	422,894,058	481,963,965	--
Materials	1,179,200,252	650,667,914	528,532,338	--
Real Estate	145,849,162	145,849,162	--	--
Telecommunication Services	395,549,782	--	395,549,782	--
Utilities	134,024,603	134,024,603	--	--
Money Market Funds	556,032,772	556,032,772	--	--
Total Investments in Securities:	$15,242,031,912	$7,174,204,323	$8,067,827,589	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$1,269,546,659
Level 2 to Level 1	$780,932,688

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Value Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $473,506,868) — See accompanying schedule: Unaffiliated issuers (cost $12,093,011,542)	$14,685,999,140
Fidelity Central Funds (cost $556,038,961)	556,032,772
Total Investment in Securities (cost $12,649,050,503)		$15,242,031,912
Foreign currency held at value (cost $5,199,590)		5,199,590
Receivable for investments sold		31,803,033
Receivable for fund shares sold		3,565,599
Dividends receivable		42,361,547
Distributions receivable from Fidelity Central Funds		286,913
Other receivables		568,653
Total assets		15,325,817,247
Liabilities
Payable to custodian bank	$100
Payable for investments purchased	5,833,260
Payable for fund shares redeemed	26,490,017
Other payables and accrued expenses	441,404
Collateral on securities loaned	499,918,325
Total liabilities		532,683,106
Net Assets		$14,793,134,141
Net Assets consist of:
Paid in capital		$12,647,691,182
Undistributed net investment income		383,332,093
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(830,761,152)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,592,872,018
Net Assets		$14,793,134,141
Series International Value:
Net Asset Value, offering price and redemption price per share ($14,793,134,141 ÷ 1,361,535,652 shares)		$10.87

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$505,144,760
Income from Fidelity Central Funds		8,062,576
Income before foreign taxes withheld		513,207,336
Less foreign taxes withheld		(39,471,581)
Total income		473,735,755
Expenses
Management fee
Basic fee	$55,647,438
Performance adjustment	(690,919)
Transfer agent fees	5,660,830
Accounting and security lending fees	1,132,828
Custodian fees and expenses	1,175,001
Independent trustees' fees and expenses	55,708
Registration fees	7,112
Audit	39,814
Legal	27,240
Interest	21,592
Miscellaneous	92,266
Total expenses before reductions	63,168,910
Expense reductions	(1,533,128)	61,635,782
Net investment income (loss)		412,099,973
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	52,065,156
Fidelity Central Funds	(42,171)
Foreign currency transactions	(1,967,968)
Total net realized gain (loss)		50,055,017
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,176,454,524
Fidelity Central Funds	(17,753)
Assets and liabilities in foreign currencies	1,715,969
Total change in net unrealized appreciation (depreciation)		2,178,152,740
Net gain (loss)		2,228,207,757
Net increase (decrease) in net assets resulting from operations		$2,640,307,730

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$412,099,973	$323,480,918
Net realized gain (loss)	50,055,017	(488,635,728)
Change in net unrealized appreciation (depreciation)	2,178,152,740	(314,124,333)
Net increase (decrease) in net assets resulting from operations	2,640,307,730	(479,279,143)
Distributions to shareholders from net investment income	(329,576,938)	(256,925,581)
Distributions to shareholders from net realized gain	(24,285,362)	–
Total distributions	(353,862,300)	(256,925,581)
Share transactions - net increase (decrease)	(355,425,913)	1,605,266,994
Total increase (decrease) in net assets	1,931,019,517	869,062,270
Net Assets
Beginning of period	12,862,114,624	11,993,052,354
End of period	$14,793,134,141	$12,862,114,624
Other Information
Undistributed net investment income end of period	$383,332,093	$300,818,093

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Value Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.27	$9.91	$10.73	$11.14	$9.16
Income from Investment Operations
Net investment income (loss)A	.29	.24	.22	.45B	.26
Net realized and unrealized gain (loss)	1.55	(.68)	(.28)	(.59)	2.03
Total from investment operations	1.84	(.44)	(.06)	(.14)	2.29
Distributions from net investment income	(.22)	(.20)	(.44)	(.24)	(.26)
Distributions from net realized gain	(.02)	–	(.32)	(.04)	(.06)
Total distributions	(.24)	(.20)	(.76)	(.27)C	(.31)D
Net asset value, end of period	$10.87	$9.27	$9.91	$10.73	$11.14
Total ReturnE	20.33%	(4.49)%	(.65)%	(1.25)%	25.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	.48%	.96%	.89%	.82%	.88%
Expenses net of fee waivers, if any	.47%	.96%	.89%	.82%	.88%
Expenses net of all reductions	.46%	.95%	.88%	.81%	.85%
Net investment income (loss)	2.86%	2.58%	2.12%	4.05%B	2.58%
Supplemental Data
Net assets, end of period (000 omitted)	$14,793,134	$5,774,976	$5,556,957	$5,971,189	$5,710,397
Portfolio turnover rateH	51%	45%	44%	70%	80%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.46%.

 C Total distributions of $.27 per share is comprised of distributions from net investment income of $.237 and distributions from net realized gain of $.036 per share.

 D Total distributions of $.31 per share is comprised of distributions from net investment income of $.256 and distributions from net realized gain of $.057 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. Effective August 28, 2017, each Fund no longer offered Class F shares, and all outstanding shares of Class F were exchanged for shares of Series Emerging Markets, Series International Growth, Series International Small Cap and Series International Value, respectively.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by Series International Small Cap Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$47,291,038	Market Approach	Transaction price	$0.23-$70.75- /$67.63	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Series Emerging Markets Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on Fidelity Series Emerging Markets Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series Emerging Markets Fund	$11,428,910,029	$4,667,343,346	$(376,837,999)	$4,290,505,347
Fidelity Series International Growth Fund	10,147,816,922	5,018,542,873	(81,432,709)	4,937,110,164
Fidelity Series International Small Cap Fund	2,510,289,539	1,197,612,041	(110,246,136)	1,087,365,905
Fidelity Series International Value Fund	12,755,944,773	2,713,117,788	(227,030,649)	2,486,087,139

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Emerging Markets Fund	$286,058,280	$103,684,017	$–	$4,290,686,024
Fidelity Series Intenational Growth Fund	210,567,227	224,329,196	–	4,937,200,268
Fidelity Series International Small Cap Fund	97,967,825	112,571,202	–	1,087,367,837
Fidelity Series International Value Fund	418,051,808	–	(758,586,597)	2,485,977,748

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Fidelity Series International Value Fund	(497,362,833)	(261,223,764)	(758,586,597)	(758,586,597)

The tax character of distributions paid was as follows:

October 31, 2017
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$227,179,652	$–	$227,179,652
Fidelity Series International Growth Fund	170,410,130	166,389,831	336,799,961
Fidelity Series International Small Cap Fund	38,460,779	81,153,343	119,614,122
Fidelity Series International Value Fund	353,862,300	–	353,862,300

October 31, 2016
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$158,339,864	$–	$158,339,864
Fidelity Series International Growth Fund	154,772,244	258,747,183	413,519,427
Fidelity Series International Small Cap Fund	43,062,944	146,900,957	189,963,901
Fidelity Series International Value Fund	256,925,581	–	256,925,581

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Emerging Markets Fund	8,763,389,961	12,274,681,453
Fidelity Series International Growth Fund	3,094,584,328	3,339,539,628
Fidelity Series International Small Cap Fund	672,184,780	658,435,513
Fidelity Series International Value Fund	7,166,865,199	7,421,542,476

6. Fees and Other Transactions with Affiliates.

Management Fee. Effective June 1, 2017, under the management contract approved by the Board and shareholders, Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. In addition, the investment adviser pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Prior to June 1, 2017, the investment adviser and its affiliates provided the Funds with investment management related services for which the Funds paid a monthly management fee. The management fee was the sum of an individual fund fee rate and an annualized group fee rate, as presented in the table below. The individual fund fee rate was applied to each Fund's average net assets. The group fee rate was based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreased as assets under management increased and increased as assets under management decreased. In addition, the management fee for Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund was subject to a performance adjustment (up to a maximum of +/- .20% of each applicable Fund's average net assets over a 36 month performance period.) The upward or downward adjustment to the management fee was based on relative investment performance of Series International Growth, Series International Small Cap and Series International Value as compared to its benchmark index over the same 36 month performance period. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net asset for the reporting and performance periods.

	Individual Rate	Group Rate
Fidelity Series Emerging Markets Fund	.55%	.25%
Fidelity Series International Growth Fund	.45%	.25%
Fidelity Series International Small Cap Fund	.60%	.25%
Fidelity Series International Value Fund	.45%	.25%

Performance Benchmark
Fidelity Series International Growth Fund	MSCI EAFE Growth Index
Fidelity Series International Small Cap Fund	MSCI EAFE Small Cap Index
Fidelity Series International Value Fund	MSCI EAFE Value Index

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. Effective June 1, 2017, fees for these services are no longer charged to the classes. Prior to June 1, 2017, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of each Fund. FIIOC received no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Series Emerging Markets Fund
Series Emerging Markets	$6,504,328.07
Fidelity Series International Growth Fund
Series International Growth	$5,629,357.07
Fidelity Series International Small Cap Fund
Series International Small Cap	$1,294,486.07
Fidelity Series International Value Fund
Series International Value	$5,660,830.07

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2017, these fees are paid by the investment adviser or an affiliate.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Emerging Markets Fund	$126,469
Fidelity Series International Growth Fund	10,349
Fidelity Series International Small Cap Fund	2,123
Fidelity Series International Value Fund	5,725

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Emerging Markets Fund	Borrower	$46,876,286	1.34%	$12,247
Fidelity Series International Growth Fund	Borrower	$138,706,000	1.34%	$5,163
Fidelity Series International Value Fund	Borrower	$59,188,900	1.31%	$21,592

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed Fidelity Series International Small Cap Fund for certain losses in the amount of $3,899.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Series Emerging Markets Fund	$51,352
Fidelity Series International Growth Fund	44,755
Fidelity Series International Small Cap Fund	10,307
Fidelity Series International Value Fund	44,961

During the period, the Funds did not borrow on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Fidelity Series Emerging Markets Fund	$893,173	$17,793	$–
Fidelity Series International Growth Fund	$1,549,442	$ 11,742	$27,718,920
Fidelity Series International Small Cap Fund	$1,133,364	$129	$–
Fidelity Series International Value Fund	$7,242,580	$3,373	$–

9. Expense Reductions.

Effective June 1, 2017, the investment adviser contractually agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses are excluded from this reimbursement.

The following classes of each applicable Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Series Emerging Markets Fund
Series Emerging Markets	.014%	$1,848,917
Class F	.014%	1,347,924

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Fidelity Series Emerging Markets Fund	$1,626,921	$1,033
Fidelity Series International Growth Fund	404,246	520
Fidelity Series International Small Cap Fund	117,764	–
Fidelity Series International Value Fund	1,411,770	464

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses as follows:

Fund-Level Amount
Fidelity Series Emerging Markets Fund	$134,122
Fidelity Series International Growth Fund	117,862
Fidelity Series International Small Cap Fund	27,115
Fidelity Series International Value Fund	120,894

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
Fidelity Series Emerging Markets Fund
From net investment income
Series Emerging Markets	$82,269,688	$69,080,205
Class F	111,268,765	89,259,659
Total	$193,538,453	$158,339,864
From net realized gain
Series Emerging Markets	$15,266,540	$–
Class F	18,374,659	–
Total	$33,641,199	$–
Fidelity Series International Growth Fund
From net investment income
Series International Growth	$71,631,335	$60,262,280
Class F	98,778,795	81,155,271
Total	$170,410,130	$141,417,551
From net realized gain
Series International Growth	$74,784,915	$125,932,714
Class F	91,604,916	146,169,162
Total	$166,389,831	$272,101,876
Fidelity Series International Small Cap Fund
From net investment income
Series International Small Cap	$14,167,288	$11,493,851
Class F	19,989,904	15,865,887
Total	$34,157,192	$27,359,738
From net realized gain
Series International Small Cap	$38,362,071	$75,296,455
Class F	47,094,859	87,307,708
Total	$85,456,930	$162,604,163
Fidelity Series International Value Fund
From net investment income
Series International Value	$143,191,242	$113,519,073
Class F	186,385,696	143,406,508
Total	$329,576,938	$256,925,581
From net realized gain
Series International Value	$10,915,924	$–
Class F	13,369,438	–
Total	$24,285,362	$–

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Fidelity Series Emerging Markets Fund
Series Emerging Markets
Shares sold	519,778,624	86,255,737	$10,628,254,799	$1,225,904,043
Reinvestment of distributions	6,260,348	4,686,581	97,536,228	69,080,205
Shares redeemed	(205,349,586)	(38,072,375)	(4,080,491,417)	(572,922,905)
Net increase (decrease)	320,689,386	52,869,943	$6,645,299,610	$722,061,343
Class F
Shares sold	47,966,801	121,860,800	$834,470,841	$1,759,396,538
Reinvestment of distributions	8,299,835	6,043,308	129,643,424	89,259,659
Shares redeemed	(558,565,734)	(38,417,155)	(11,293,892,850)	(573,269,735)
Net increase (decrease)	(502,299,098)	89,486,953	$(10,329,778,585)	$1,275,386,462
Fidelity Series International Growth Fund
Series International Growth
Shares sold	616,887,379	71,557,147	$9,472,471,861	$950,043,740
Reinvestment of distributions	11,528,839	13,492,391	146,416,250	186,194,994
Shares redeemed	(137,272,697)	(54,629,273)	(2,083,470,910)	(742,386,563)
Net increase (decrease)	491,143,521	30,420,265	$7,535,417,201	$393,852,171
Class F
Shares sold	82,432,313	111,047,353	$1,122,218,322	$1,484,673,797
Reinvestment of distributions	14,967,273	16,448,946	190,383,711	227,324,433
Shares redeemed	(611,580,376)	(63,260,483)	(9,409,531,402)	(857,491,411)
Net increase (decrease)	(514,180,790)	64,235,816	$(8,096,929,369)	$854,506,819
Fidelity Series International Small Cap Fund
Series International Small Cap
Shares sold	126,808,547	13,970,665	$2,182,522,510	$203,844,367
Reinvestment of distributions	3,725,486	5,687,438	52,529,358	86,790,306
Shares redeemed	(20,793,540)	(12,099,806)	(347,551,675)	(183,237,403)
Net increase (decrease)	109,740,493	7,558,297	$1,887,500,193	$107,397,270
Class F
Shares sold	15,972,969	21,616,390	$242,899,916	$317,805,284
Reinvestment of distributions	4,751,046	6,752,199	67,084,763	103,173,595
Shares redeemed	(126,992,159)	(13,495,964)	(2,185,674,132)	(204,013,287)
Net increase (decrease)	(106,268,144)	14,872,625	$(1,875,689,453)	$216,965,592
Fidelity Series International Value Fund
Series International Value
Shares sold	901,998,924	127,074,626	$9,348,838,001	$1,158,126,260
Reinvestment of distributions	16,805,580	11,715,075	154,107,166	113,519,073
Shares redeemed	(180,222,845)	(76,426,474)	(1,855,842,145)	(713,679,690)
Net increase (decrease)	738,581,659	62,363,227	$7,647,103,022	$557,965,643
Class F
Shares sold	100,477,660	189,019,529	$970,415,947	$1,732,715,824
Reinvestment of distributions	21,759,819	14,784,176	199,755,135	143,406,508
Shares redeemed	(884,352,197)	(88,864,488)	(9,172,700,017)	(828,820,981)
Net increase (decrease)	(762,114,718)	114,939,217	$(8,002,528,935)	$1,047,301,351

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series International Growth Fund (a Fund of Fidelity Investment Trust) (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 22, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the Funds), each a fund of the Fidelity Investment Trust, including the schedules of investments, as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Fidelity Series Emerging Markets Fund
Series Emerging Markets	.28%
Actual		$1,000.00	$1,167.90	$1.53**
Hypothetical-C		$1,000.00	$1,023.79	$1.43**
Fidelity Series International Growth Fund
Series International Growth	.25%
Actual		$1,000.00	$1,114.80	$1.33**
Hypothetical-C		$1,000.00	$1,023.95	$1.28**
Fidelity Series International Small Cap Fund
Series International Small Cap	.28%
Actual		$1,000.00	$1,125.80	$1.50**
Hypothetical-C		$1,000.00	$1,023.79	$1.43**
Fidelity Series International Value Fund
Series International Value	.23%
Actual		$1,000.00	$1,090.30	$1.21**
Hypothetical-C		$1,000.00	$1,024.05	$1.17**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

** If fees and changes to the Funds’ expense contract and/or expense cap, effective June 1, 2017 had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Fidelity Series Emerging Markets Fund
Series Emerging Markets	.01%
Actual		$.05
Hypothetical-(b)		$.05
Fidelity Series International Growth Fund
Series International Growth	.01%
Actual		$.05
Hypothetical-(b)		$.05
Fidelity Series International Small Cap Fund
Series International Small Cap	.01%
Actual		$.05
Hypothetical-(b)		$.05
Fidelity Series International Value Fund
Series International Value	.01%
Actual		$.05
Hypothetical-(b)		$.05

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series Emerging Markets Fund	12/18/17	12/15/17	$0.387	$0.230
Fidelity Series International Growth Fund	12/18/17	12/15/17	$0.240	$0.267
Fidelity Series International Small Cap Fund	12/18/17	12/15/17	$0.285	$0.848
Fidelity Series International Value Fund	12/18/17	12/15/17	$0.310	$0.026

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series Emerging Markets Fund	$103,684,017
Fidelity Series International Growth Fund	$224,386,012
Fidelity Series International Small Cap Fund	$112,704,467

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

December 16, 2016
Fidelity Series Emerging Markets Fund
Series Emerging Markets	0%
Class F	0%
Fidelity Series International Growth Fund
Series International Growth	16%
Class F	14%
Fidelity Series International Small Cap Fund
Series International Small Cap	6%
Class F	5%
Fidelity Series International Value Fund
Series International Value	3%
Class F	3%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

December 16, 2016
Fidelity Series Emerging Markets Fund
Series Emerging Markets	100%
Class F	100%
Fidelity Series International Growth Fund
Series International Growth	100%
Class F	100%
Fidelity Series International Small Cap Fund
Series International Small Cap	100%
Class F	100%
Fidelity Series International Value Fund
Series International Value	96%
Class F	91%

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Emerging Markets Fund
Fidelity Series International Growth Fund
Fidelity Series International Small Cap Fund
Fidelity Series International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered that the Advisory Contracts currently in place had become effective on June 1, 2017 in connection with shareholders of certain other Fidelity funds that invest in the funds (referred to herein as Freedom Funds) voting to approve new management contracts for the Freedom Funds. The Board noted the Advisory Contracts implemented a new fee structure pursuant to which the funds do not pay a management fee to FMR. The Board also approved certain amendments to the sub-advisory agreements for each fund to ensure consistency in the sub-advisory fees paid under the new fee structure compared to the sub-advisory fees paid under the prior fee structure. The Board noted that the amendments will not result in any changes to the nature, extent, and quality of services provided to each fund.

In considering whether to renew the Advisory Contracts for each fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and the fact that no fee is payable under the management contracts was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed each fund's absolute investment performance, as well as each fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew each fund's Advisory Contracts, as the funds are not publicly offered as stand-alone investment products. In this regard, the Board noted that each fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that each fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of each fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

The Board further considered that, effective June 1, 2017, FMR has contractually agreed to reimburse each fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.014% through December 31, 2020.

Based on its review, the Board considered that each fund does not pay a management fee and concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR or an affiliate bears all expenses of each fund, with limited exceptions.

Economies of Scale.  The Board concluded that because each fund pays no advisory fees and FMR or an affiliate bears all expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

GSV-S-ANN-1217
1.907943.107

Fidelity Advisor® International Small Cap Fund -

Class A, Class M (formerly Class T), Class C and Class I

Annual Report

October 31, 2017

Class A, Class M, Class C and Class I are classes of Fidelity® International Small Cap Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	18.59%	12.72%	4.26%
Class M (incl. 3.50% sales charge)	21.08%	12.94%	4.24%
Class C (incl. contingent deferred sales charge)	23.85%	13.20%	4.10%
Class I	26.17%	14.46%	5.23%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Small Cap Index performed over the same period.

Period Ending Values
$15,181	Fidelity Advisor® International Small Cap Fund - Class A
$14,044	MSCI ACWI (All Country World Index) ex USA Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Samuel Chamovitz:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted gains in the range of roughly 25% to 26%, generally topping the 24.85% advance of the benchmark MSCI ACWI (All Country World Index) ex USA Small Cap Index. Stock picks in the industrials and consumer discretionary sectors aided relative performance the most. Overall, active management added value in eight of 11 market sectors this period. Geographically, stock picking in Japan contributed meaningfully. As a group, emerging markets also positively influenced the return. A sizable overweighting in Taiwan-based Yageo, maker of resistors and other so-called passive electrical components, helped the relative return more than any other individual holding. Other contributors included Brazil-based for-profit education provider Estacio Participacoes and Programmed Maintenance Services, an Australia-based company providing facilities maintenance that I sold by period end. Conversely, positioning in information technology and health care detracted, as did a roughly 5% cash position, on average. Among countries, positioning in Germany, the U.K. and Finland worked against us. Petra Diamonds, where we had a large overweighting, was the fund’s biggest relative detractor. The fund's overweighted exposure to U.K.-based real estate brokerage Countrywide and to Oriola, a Finland-based drug distributor, also hurt relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	20.2%
United Kingdom	15.5%
Canada	5.3%
United States of America*	5.1%
Australia	5.1%
Taiwan	4.2%
France	4.0%
Cayman Islands	3.8%
Netherlands	3.5%
Other	33.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Japan	20.1%
United Kingdom	15.0%
United States of America*	5.6%
Canada	5.0%
Australia	4.9%
Cayman Islands	3.7%
France	3.5%
Austria	3.3%
Finland	3.0%
Other	35.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.9	94.8
Short-Term Investments and Net Other Assets (Liabilities)	5.1	5.2

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Micro Focus International PLC (United Kingdom, Software)	1.1	1.2
John Wood Group PLC (United Kingdom, Energy Equipment & Services)	1.0	0.6
JSR Corp. (Japan, Chemicals)	1.0	0.9
LivaNova PLC (United Kingdom, Health Care Equipment & Supplies)	0.9	0.8
S Foods, Inc. (Japan, Food Products)	0.9	0.9
Iida Group Holdings Co. Ltd. (Japan, Household Durables)	0.8	0.6
McColl's Retail Group PLC (United Kingdom, Food & Staples Retailing)	0.8	0.6
PALTAC Corp. (Japan, Distributors)	0.8	0.5
SITC International Holdings Co. Ltd. (Cayman Islands, Marine)	0.8	0.8
Mears Group PLC (United Kingdom, Commercial Services & Supplies)	0.8	0.7
	8.9

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	19.0	18.3
Consumer Discretionary	17.0	17.2
Financials	12.2	12.7
Information Technology	10.3	9.3
Materials	9.7	9.8
Consumer Staples	8.6	8.8
Health Care	7.9	8.6
Real Estate	6.1	6.1
Energy	3.8	3.7
Utilities	0.3	0.3

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value
Australia - 5.1%
Aub Group Ltd.	681,041	$6,895,935
Austal Ltd.	5,521,804	7,459,089
Challenger Ltd.	576,380	5,867,061
GUD Holdings Ltd.	1,220,600	11,154,183
Imdex Ltd. (a)	15,668,852	11,632,391
Life Healthcare Group Ltd.	2,219,795	4,502,138
Nanosonics Ltd. (a)	3,352,347	7,697,156
Pact Group Holdings Ltd.	2,384,465	10,584,712
Reckon Ltd.	4,332,829	4,128,583
Servcorp Ltd.	1,818,739	7,753,283
Sigma Healthcare Ltd.	13,905,982	8,035,422
SomnoMed Ltd. (a)(b)	1,267,444	3,521,239

TOTAL AUSTRALIA		89,231,192

Austria - 2.5%
Andritz AG	179,532	10,151,066
BUWOG-Gemeinnuetzige Wohnung	422,446	12,184,055
IMMOFINANZ Immobilien Anlagen AG	4,431,943	11,207,893
Wienerberger AG	435,600	11,193,435

TOTAL AUSTRIA		44,736,449

Bailiwick of Jersey - 0.4%
IWG PLC	2,744,800	7,852,420
Belgium - 0.5%
Barco NV	94,183	9,644,524
Bermuda - 1.4%
BW Offshore Ltd. (a)	1,659,938	5,446,418
Hiscox Ltd.	599,099	11,362,501
Petra Diamonds Ltd. (a)	8,480,474	8,672,773

TOTAL BERMUDA		25,481,692

Brazil - 0.9%
Estacio Participacoes SA	1,487,100	13,333,122
Sul America SA unit	331,900	1,819,144

TOTAL BRAZIL		15,152,266

British Virgin Islands - 0.3%
Gem Diamonds Ltd. (a)	4,248,962	4,514,607
Canada - 5.3%
AutoCanada, Inc. (b)	552,484	9,982,484
Dorel Industries, Inc. Class B (sub. vtg.)	353,403	9,215,159
Genesis Land Development Corp.	2,038,722	6,005,072
Lassonde Industries, Inc. Class A (sub. vtg.)	55,569	10,552,984
McCoy Global, Inc. (a)	1,341,170	1,881,651
North West Co., Inc.	384,500	9,382,265
Open Text Corp.	284,996	9,965,250
Total Energy Services, Inc.	524,980	6,181,262
TransForce, Inc.	364,300	8,793,351
Western Forest Products, Inc.	5,000,600	10,155,470
Whitecap Resources, Inc.	1,496,253	10,739,712

TOTAL CANADA		92,854,660

Cayman Islands - 3.8%
AMVIG Holdings Ltd.	23,634,000	6,695,098
Best Pacific International Holdings Ltd. (b)	13,900,000	8,053,426
China High Precision Automation Group Ltd. (a)(c)	712,000	1
China Metal Recycling (Holdings) Ltd. (a)(c)	436,800	1
Haitian International Holdings Ltd.	2,192,000	6,560,771
Pico Far East Holdings Ltd.	20,466,000	8,657,138
Precision Tsugami China Corp. Ltd.	4,200,000	4,360,756
SITC International Holdings Co. Ltd.	14,024,000	13,518,148
Value Partners Group Ltd. (b)	9,903,000	9,812,366
Xingda International Holdings Ltd.	22,589,629	8,628,848

TOTAL CAYMAN ISLANDS		66,286,553

Chile - 0.7%
Quinenco SA	2,326,244	7,200,775
Vina San Pedro SA	394,698,308	4,403,108

TOTAL CHILE		11,603,883

China - 1.1%
Qingdao Port International Co. Ltd.	15,265,000	10,781,417
Weifu High-Technology Co. Ltd. (B Shares)	3,747,554	8,814,779

TOTAL CHINA		19,596,196

Denmark - 1.1%
Jyske Bank A/S (Reg.)	162,703	9,194,346
Scandinavian Tobacco Group A/S	609,715	10,307,865

TOTAL DENMARK		19,502,211

Finland - 2.7%
Amer Group PLC (A Shares)	417,245	10,386,415
Asiakastieto Group Oyj	404,523	10,743,556
Cramo Oyj (B Shares)	280,810	6,234,555
Olvi PLC (A Shares)	231,238	7,555,480
Oriola-KD Oyj	1,925,400	7,221,823
Tikkurila Oyj	298,465	5,899,908

TOTAL FINLAND		48,041,737

France - 4.0%
Altarea SCA	48,130	10,834,413
Elis SA (b)	405,700	10,583,421
Maisons du Monde SA	176,717	7,647,283
Rexel SA	547,200	9,768,246
The Vicat Group	154,056	11,917,416
Thermador Groupe SA	64,683	7,906,055
Wendel SA	71,635	12,082,696

TOTAL FRANCE		70,739,530

Germany - 0.4%
SHW Group	182,639	7,245,100
Greece - 0.6%
Mytilineos Holdings SA (a)	1,028,516	10,770,621
Hong Kong - 2.5%
Dah Sing Banking Group Ltd.	5,004,400	11,071,852
Far East Horizon Ltd.	7,833,000	7,781,392
Magnificent Hotel Investment Ltd.	187,662,000	5,652,905
Sino Land Ltd.	6,190,440	10,664,690
Techtronic Industries Co. Ltd.	1,423,000	8,344,945

TOTAL HONG KONG		43,515,784

India - 0.7%
PC Jeweller Ltd.	1,088,000	5,894,524
Torrent Pharmaceuticals Ltd.	366,773	7,192,999

TOTAL INDIA		13,087,523

Indonesia - 0.6%
PT ACE Hardware Indonesia Tbk	71,443,900	6,611,030
PT Media Nusantara Citra Tbk	38,452,100	4,422,877

TOTAL INDONESIA		11,033,907

Ireland - 1.5%
Mincon Group PLC	6,351,743	7,842,758
Origin Enterprises PLC	920,300	7,289,678
United Drug PLC (United Kingdom)	872,449	10,712,580

TOTAL IRELAND		25,845,016

Isle of Man - 0.7%
Playtech Ltd.	942,487	12,317,359
Israel - 0.7%
Frutarom Industries Ltd.	159,889	13,163,456
Italy - 0.9%
Banca Generali SpA	290,200	9,559,756
Banco di Desio e della Brianza SpA	2,124,136	6,062,035

TOTAL ITALY		15,621,791

Japan - 20.2%
A/S One Corp.	154,400	8,488,553
Aeon Delight Co. Ltd.	289,900	10,851,548
Arc Land Sakamoto Co. Ltd.	653,200	10,676,382
Aucnet, Inc.	336,200	4,446,060
Broadleaf Co. Ltd.	819,600	6,729,056
Central Automotive Products Ltd.	339,100	5,518,006
Daiwa Industries Ltd.	488,300	5,485,160
Dexerials Corp.	882,500	9,944,046
Fuji Corp.	149,100	2,789,944
Funai Soken Holdings, Inc.	198,120	7,279,200
GMO Internet, Inc.	620,600	9,587,841
Iida Group Holdings Co. Ltd.	758,851	14,557,275
Isuzu Motors Ltd.	726,400	10,609,367
Japan Meat Co. Ltd.	452,000	7,230,043
JSR Corp.	888,700	17,227,334
Kirindo Holdings Co. Ltd. (d)	627,000	8,403,137
Kotobuki Spirits Co. Ltd. (b)	137,000	5,638,889
Meitec Corp.	198,300	9,686,447
Minebea Mitsumi, Inc.	323,400	5,928,930
Mitani Shoji Co. Ltd.	257,100	10,196,120
Morinaga & Co. Ltd.	175,200	9,953,075
Nihon Parkerizing Co. Ltd.	715,000	11,721,175
Nitori Holdings Co. Ltd.	37,100	5,391,793
Otsuka Corp.	119,200	8,125,686
PALTAC Corp.	347,100	13,785,438
Paramount Bed Holdings Co. Ltd.	294,700	12,996,022
Renesas Electronics Corp. (a)	670,300	8,666,370
Ricoh Leasing Co. Ltd.	186,900	6,716,351
S Foods, Inc.	396,300	15,071,430
San-Ai Oil Co. Ltd.	737,100	8,803,568
Shinsei Bank Ltd.	643,400	10,857,870
Ship Healthcare Holdings, Inc.	371,900	11,630,018
TKC Corp.	242,200	7,623,425
Toshiba Plant Systems & Services Corp.	750,900	12,952,567
Tsuruha Holdings, Inc.	100,600	12,472,654
VT Holdings Co. Ltd.	1,252,000	6,815,416
Welcia Holdings Co. Ltd.	216,300	8,209,065
Yamada Consulting Group Co. Ltd. (b)	681,580	13,167,714

TOTAL JAPAN		356,232,975

Korea (South) - 1.8%
BGFretail Co. Ltd. (c)	88,758	6,279,242
Hy-Lok Corp.	132,477	2,926,582
Hyundai Fire & Marine Insurance Co. Ltd.	234,807	9,523,829
Hyundai Mipo Dockyard Co. Ltd. (a)	77,708	7,540,822
NS Shopping Co. Ltd.	455,325	6,128,882

TOTAL KOREA (SOUTH)		32,399,357

Luxembourg - 0.3%
SAF-Holland SA	302,900	5,999,926
Mexico - 1.0%
Credito Real S.A.B. de CV	5,034,200	8,071,840
Genomma Lab Internacional SA de CV (a)	8,144,900	9,503,640

TOTAL MEXICO		17,575,480

Netherlands - 3.5%
Amsterdam Commodities NV	287,255	8,059,057
Arcadis NV	324,689	7,507,548
Basic-Fit NV (a)	379,800	8,722,114
BinckBank NV	1,088,658	5,548,039
IMCD Group BV	156,000	9,812,696
Philips Lighting NV	270,500	10,248,365
RHI Magnesita NV	268,710	11,236,946

TOTAL NETHERLANDS		61,134,765

New Zealand - 0.9%
Air New Zealand Ltd.	3,371,740	7,614,030
EBOS Group Ltd.	740,450	8,917,743

TOTAL NEW ZEALAND		16,531,773

Norway - 0.8%
ABG Sundal Collier ASA	9,028,610	6,256,358
Ekornes A/S	533,899	7,484,260

TOTAL NORWAY		13,740,618

Philippines - 0.3%
Century Pacific Food, Inc.	15,141,700	4,461,599
Romania - 0.4%
Banca Transilvania SA	13,456,284	7,490,846
Singapore - 1.6%
Boustead Singapore Ltd.	7,623,069	5,033,205
Hour Glass Ltd.	8,112,100	4,046,826
Mapletree Industrial (REIT)	6,087,794	8,664,310
Wing Tai Holdings Ltd.	6,441,400	11,341,325

TOTAL SINGAPORE		29,085,666

South Africa - 0.5%
Clicks Group Ltd.	726,051	8,135,674
Spain - 0.6%
Hispania Activos Inmobiliarios SA	594,185	10,247,079
Sweden - 1.4%
Addlife AB	99,154	1,954,264
AddTech AB (B Shares)	306,019	6,780,805
Coor Service Management Holding AB	631,700	4,980,165
Granges AB	1,037,021	10,745,979

TOTAL SWEDEN		24,461,213

Switzerland - 0.5%
Vontobel Holdings AG	152,905	9,510,104
Taiwan - 4.2%
King's Town Bank	5,554,000	6,072,211
Lumax International Corp. Ltd.	4,027,600	7,697,583
Makalot Industrial Co. Ltd.	2,170,540	10,046,796
Micro-Star International Co. Ltd.	3,074,000	7,496,815
Test Research, Inc.	4,131,000	5,756,918
Tripod Technology Corp.	2,865,000	10,551,961
United Microelectronics Corp.	17,285,000	8,927,242
Yageo Corp.	1,517,457	12,058,894
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	1,872,000	4,938,085

TOTAL TAIWAN		73,546,505

Thailand - 1.6%
Delta Electronics PCL (For. Reg.)	2,983,800	7,724,467
Star Petroleum Refining PCL	20,830,300	10,910,512
TISCO Financial Group PCL	3,363,400	8,884,357

TOTAL THAILAND		27,519,336

Turkey - 0.3%
Aygaz A/S	1,273,000	5,406,026
United Kingdom - 15.5%
AEW UK REIT PLC (b)	4,299,768	5,796,398
Alliance Pharma PLC	8,828,765	7,006,240
Bond International Software PLC (a)(c)	899,666	12
Cineworld Group PLC	564,776	4,984,463
Close Brothers Group PLC	397,980	7,341,936
Countrywide PLC (b)	5,028,907	8,332,231
Diploma PLC	362,851	5,199,923
Elementis PLC	2,605,500	9,838,187
Empiric Student Property PLC	4,048,310	5,228,902
Essentra PLC	1,150,455	8,128,837
Indivior PLC (a)	1,571,500	7,755,990
Informa PLC	1,270,341	11,759,808
ITE Group PLC	3,302,019	7,795,362
James Fisher and Sons PLC	228,000	4,711,851
Jardine Lloyd Thompson Group PLC	445,940	7,717,346
John Wood Group PLC	1,887,400	17,835,529
LivaNova PLC (a)	220,900	16,324,510
Luxfer Holdings PLC sponsored ADR	970,009	12,008,711
McColl's Retail Group PLC	3,753,081	14,243,650
Mears Group PLC	2,236,510	13,463,432
Melrose Industries PLC	2,680,650	7,829,111
Micro Focus International PLC	567,640	19,940,949
PayPoint PLC	455,211	5,553,145
Sinclair Pharma PLC (a)	16,601,028	6,449,232
Spectris PLC	251,690	8,557,621
Ten Entertainment Group PLC (d)	3,545,819	10,172,260
The Restaurant Group PLC	761,100	3,069,967
Topps Tiles PLC	5,534,175	5,126,775
Tullett Prebon PLC	1,677,600	12,132,029
Ultra Electronics Holdings PLC	399,497	9,677,997
Volution Group PLC	3,328,300	9,327,216

TOTAL UNITED KINGDOM		273,309,620

TOTAL COMMON STOCKS
(Cost $1,353,262,021)		1,654,627,039

Nonconvertible Preferred Stocks - 1.1%
Brazil - 1.1%
Alpargatas SA (PN)	1,788,400	9,457,806
Banco ABC Brasil SA	1,704,022	9,350,165
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $12,349,925)		18,807,971

Money Market Funds - 4.8%
Fidelity Cash Central Fund, 1.10% (e)	80,047,770	80,063,780
Fidelity Securities Lending Cash Central Fund 1.11% (e)(f)	4,733,258	4,733,731
TOTAL MONEY MARKET FUNDS
(Cost $84,788,724)		84,797,511
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $1,450,400,670)		1,758,232,521
NET OTHER ASSETS (LIABILITIES) - 0.3%		5,300,728
NET ASSETS - 100%		$1,763,533,249

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Affiliated company

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$563,190
Fidelity Securities Lending Cash Central Fund	246,284
Total	$809,474

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Kirindo Holdings Co. Ltd.	$--	$6,269,413	$--	$40,210	$--	$2,133,724	$8,403,137
Ten Entertainment Group PLC	--	7,649,521	--	--	--	2,522,739	10,172,260
Total	$--	$13,918,934	$--	$40,210	$--	$4,656,463	$18,575,397

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$298,983,084	$228,839,463	$70,143,621	$--
Consumer Staples	147,341,030	74,083,495	66,978,293	6,279,242
Energy	66,510,503	57,706,935	8,803,568	--
Financials	217,290,230	199,716,009	17,574,221	--
Health Care	139,909,569	106,794,976	33,114,593	--
Industrials	339,027,662	263,479,976	75,547,686	--
Information Technology	182,441,445	118,391,706	64,049,726	13
Materials	168,265,810	139,317,300	28,948,509	1
Real Estate	108,259,651	108,259,651	--	--
Utilities	5,406,026	5,406,026	--	--
Money Market Funds	84,797,511	84,797,511	--	--
Total Investments in Securities:	$1,758,232,521	$1,386,793,048	$365,160,217	$6,279,256

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$193,833,983
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $4,377,708) — See accompanying schedule: Unaffiliated issuers (cost $1,351,693,012)	$1,654,859,613
Fidelity Central Funds (cost $84,788,724)	84,797,511
Other affiliated issuers (cost $13,918,934)	18,575,397
Total Investment in Securities (cost $1,450,400,670)		$1,758,232,521
Foreign currency held at value (cost $1,384,184)		1,391,808
Receivable for investments sold		9,267,471
Receivable for fund shares sold		3,110,146
Dividends receivable		4,322,314
Distributions receivable from Fidelity Central Funds		87,901
Prepaid expenses		3,372
Other receivables		38,000
Total assets		1,776,453,533
Liabilities
Payable for investments purchased	$4,767,186
Payable for fund shares redeemed	1,450,903
Accrued management fee	1,390,011
Distribution and service plan fees payable	40,728
Other affiliated payables	316,738
Other payables and accrued expenses	219,534
Collateral on securities loaned	4,735,184
Total liabilities		12,920,284
Net Assets		$1,763,533,249
Net Assets consist of:
Paid in capital		$1,410,903,777
Undistributed net investment income		16,549,081
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		28,338,669
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		307,741,722
Net Assets		$1,763,533,249
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($63,459,255 ÷ 2,170,243 shares)		$29.24
Maximum offering price per share (100/94.25 of $29.24)		$31.02
Class M:
Net Asset Value and redemption price per share ($18,147,582 ÷ 624,377 shares)		$29.07
Maximum offering price per share (100/96.50 of $29.07)		$30.12
Class C:
Net Asset Value and offering price per share ($26,004,972 ÷ 921,858 shares)(a)		$28.21
International Small Cap:
Net Asset Value, offering price and redemption price per share ($1,418,451,950 ÷ 47,642,070 shares)		$29.77
Class I:
Net Asset Value, offering price and redemption price per share ($237,469,490 ÷ 7,923,881 shares)		$29.97

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends (including $40,210 earned from other affiliated issuers)		$38,217,276
Income from Fidelity Central Funds		809,474
Income before foreign taxes withheld		39,026,750
Less foreign taxes withheld		(3,654,408)
Total income		35,372,342
Expenses
Management fee
Basic fee	$11,222,416
Performance adjustment	1,741,296
Transfer agent fees	2,494,393
Distribution and service plan fees	355,772
Accounting and security lending fees	604,845
Custodian fees and expenses	426,022
Independent trustees' fees and expenses	4,976
Registration fees	148,235
Audit	91,755
Legal	2,686
Miscellaneous	9,362
Total expenses before reductions	17,101,758
Expense reductions	(85,624)	17,016,134
Net investment income (loss)		18,356,208
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $86,242)	41,116,774
Fidelity Central Funds	(665)
Foreign currency transactions	79,704
Total net realized gain (loss)		41,195,813
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $79,683)	253,968,304
Fidelity Central Funds	(6,149)
Other affiliated issuers	4,656,463
Assets and liabilities in foreign currencies	39,119
Total change in net unrealized appreciation (depreciation)		258,657,737
Net gain (loss)		299,853,550
Net increase (decrease) in net assets resulting from operations		$318,209,758

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,356,208	$15,277,971
Net realized gain (loss)	41,195,813	12,084,769
Change in net unrealized appreciation (depreciation)	258,657,737	49,975,496
Net increase (decrease) in net assets resulting from operations	318,209,758	77,338,236
Distributions to shareholders from net investment income	(14,393,212)	(10,933,091)
Distributions to shareholders from net realized gain	(12,478,859)	(23,540,154)
Total distributions	(26,872,071)	(34,473,245)
Share transactions - net increase (decrease)	480,792,049	74,066,306
Redemption fees	258,237	222,176
Total increase (decrease) in net assets	772,387,973	117,153,473
Net Assets
Beginning of period	991,145,276	873,991,803
End of period	$1,763,533,249	$991,145,276
Other Information
Undistributed net investment income end of period	$16,549,081	$13,974,440

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Small Cap Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$23.81	$22.69	$24.98	$26.34	$19.74
Income from Investment Operations
Net investment income (loss)A	.29	.34	.27	.17	.06
Net realized and unrealized gain (loss)	5.70	1.64	1.05	(.89)	6.94
Total from investment operations	5.99	1.98	1.32	(.72)	7.00
Distributions from net investment income	(.28)	(.25)	(.16)	(.05)	(.07)
Distributions from net realized gain	(.29)	(.62)	(3.45)	(.60)	(.33)
Total distributions	(.57)	(.87)	(3.61)	(.65)	(.40)
Redemption fees added to paid in capitalA	.01	.01	–B	.01	–B
Net asset value, end of period	$29.24	$23.81	$22.69	$24.98	$26.34
Total ReturnC,D	25.83%	9.11%	6.21%	(2.79)%	36.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.55%	1.61%	1.59%	1.50%	1.61%
Expenses net of fee waivers, if any	1.55%	1.61%	1.58%	1.50%	1.61%
Expenses net of all reductions	1.55%	1.61%	1.58%	1.50%	1.60%
Net investment income (loss)	1.11%	1.50%	1.18%	.65%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$63,459	$36,480	$28,238	$24,572	$24,020
Portfolio turnover rateG	22%	29%	36%	102%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$23.65	$22.55	$24.81	$26.17	$19.59
Income from Investment Operations
Net investment income (loss)A	.21	.27	.21	.10	–B
Net realized and unrealized gain (loss)	5.69	1.63	1.04	(.87)	6.90
Total from investment operations	5.90	1.90	1.25	(.77)	6.90
Distributions from net investment income	(.19)	(.19)	(.06)	–	–
Distributions from net realized gain	(.29)	(.62)	(3.45)	(.60)	(.32)
Total distributions	(.48)	(.81)	(3.51)	(.60)	(.32)
Redemption fees added to paid in capitalA	–B	.01	–B	.01	–B
Net asset value, end of period	$29.07	$23.65	$22.55	$24.81	$26.17
Total ReturnC,D	25.47%	8.79%	5.90%	(3.00)%	35.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.84%	1.90%	1.87%	1.77%	1.87%
Expenses net of fee waivers, if any	1.84%	1.90%	1.86%	1.77%	1.87%
Expenses net of all reductions	1.84%	1.90%	1.86%	1.76%	1.85%
Net investment income (loss)	.82%	1.21%	.90%	.38%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$18,148	$13,331	$12,400	$12,296	$13,530
Portfolio turnover rateG	22%	29%	36%	102%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.97	$21.96	$24.27	$25.68	$19.18
Income from Investment Operations
Net investment income (loss)A	.08	.16	.09	(.02)	(.11)
Net realized and unrealized gain (loss)	5.53	1.59	1.02	(.85)	6.79
Total from investment operations	5.61	1.75	1.11	(.87)	6.68
Distributions from net investment income	(.08)	(.13)	–	–	–
Distributions from net realized gain	(.29)	(.62)	(3.42)	(.55)	(.18)
Total distributions	(.37)	(.75)	(3.42)	(.55)	(.18)
Redemption fees added to paid in capitalA	–B	.01	–B	.01	–B
Net asset value, end of period	$28.21	$22.97	$21.96	$24.27	$25.68
Total ReturnC,D	24.85%	8.26%	5.37%	(3.43)%	35.15%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.33%	2.40%	2.36%	2.23%	2.33%
Expenses net of fee waivers, if any	2.33%	2.40%	2.35%	2.22%	2.33%
Expenses net of all reductions	2.32%	2.39%	2.35%	2.22%	2.32%
Net investment income (loss)	.33%	.71%	.41%	(.07)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$26,005	$12,187	$11,359	$12,576	$13,426
Portfolio turnover rateG	22%	29%	36%	102%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$24.23	$23.06	$25.34	$26.67	$19.99
Income from Investment Operations
Net investment income (loss)A	.37	.40	.34	.25	.12
Net realized and unrealized gain (loss)	5.79	1.67	1.07	(.90)	7.02
Total from investment operations	6.16	2.07	1.41	(.65)	7.14
Distributions from net investment income	(.34)	(.29)	(.24)	(.09)	(.14)
Distributions from net realized gain	(.29)	(.62)	(3.45)	(.60)	(.33)
Total distributions	(.63)	(.91)	(3.69)	(.69)	(.46)B
Redemption fees added to paid in capitalA	.01	.01	–C	.01	–C
Net asset value, end of period	$29.77	$24.23	$23.06	$25.34	$26.67
Total ReturnD	26.18%	9.39%	6.53%	(2.48)%	36.56%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.25%	1.34%	1.31%	1.21%	1.33%
Expenses net of fee waivers, if any	1.25%	1.34%	1.31%	1.20%	1.32%
Expenses net of all reductions	1.24%	1.33%	1.31%	1.20%	1.31%
Net investment income (loss)	1.41%	1.77%	1.45%	.95%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$1,418,452	$906,420	$811,534	$842,031	$1,029,629
Portfolio turnover rateG	22%	29%	36%	102%	54%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.46 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.327 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$24.42	$23.24	$25.34	$26.67	$20.00
Income from Investment Operations
Net investment income (loss)A	.38	.41	.36	.29	.16
Net realized and unrealized gain (loss)	5.82	1.69	1.07	(.90)	7.00
Total from investment operations	6.20	2.10	1.43	(.61)	7.16
Distributions from net investment income	(.37)	(.31)	(.08)	(.13)	(.16)
Distributions from net realized gain	(.29)	(.62)	(3.45)	(.60)	(.33)
Total distributions	(.66)	(.93)	(3.53)	(.73)	(.49)
Redemption fees added to paid in capitalA	.01	.01	–B	.01	–B
Net asset value, end of period	$29.97	$24.42	$23.24	$25.34	$26.67
Total ReturnC	26.17%	9.43%	6.60%	(2.35)%	36.68%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.28%	1.31%	1.24%	1.08%	1.20%
Expenses net of fee waivers, if any	1.28%	1.31%	1.23%	1.08%	1.20%
Expenses net of all reductions	1.27%	1.31%	1.23%	1.08%	1.18%
Net investment income (loss)	1.39%	1.80%	1.53%	1.07%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$237,469	$22,727	$10,070	$8,092	$67,038
Portfolio turnover rateF	22%	29%	36%	102%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, International Small Cap and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$368,862,454
Gross unrealized depreciation	(76,868,724)
Net unrealized appreciation (depreciation)	$291,993,730
Tax Cost	$1,466,238,791

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$35,357,334
Undistributed long-term capital gain	$25,367,408
Net unrealized appreciation (depreciation) on securities and other investments	$291,904,730

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$16,336,287	$ 15,375,346
Long-term Capital Gains	10,535,784	19,097,899
Total	$26,872,071	$ 34,473,245

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $716,974,743 and $282,441,072, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to its benchmark index, the MSCI ACWI (All Country World Index) ex USA Small Cap Index effective April 1, 2014 (the MSCI EAFE Small Cap Index prior to April 1, 2014), over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .97% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$113,953	$–
Class M	.25%	.25%	76,138	–
Class C	.75%	.25%	165,681	50,183
			$355,772	$50,183

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$48,163
Class M	3,241
Class C(a)	3,064
$54,468

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$107,596.24
Class M	41,674.27
Class C	44,185.27
International Small Cap	2,096,814.18
Class I	204,124.21
	$2,494,393

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,875 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,978 and is reflected in Miscellaneous expenses on the Statement of Operations.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,532. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $246,284, including $30,742 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $75,969 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $409.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,246.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$440,395	$319,347
Class M	105,144	106,306
Class B	–	996
Class C	42,573	64,383
International Small Cap	13,342,577	10,307,620
Class I	462,523	134,439
Total	$14,393,212	$10,933,091
From net realized gain
Class A	$461,138	$788,825
Class M	163,369	339,739
Class B	–	10,287
Class C	151,895	319,340
International Small Cap	11,341,189	21,811,338
Class I	361,268	270,625
Total	$12,478,859	$23,540,154

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	1,346,483	622,254	$35,353,222	$13,846,907
Reinvestment of distributions	38,390	49,226	881,445	1,077,561
Shares redeemed	(746,471)	(383,922)	(18,879,894)	(8,560,022)
Net increase (decrease)	638,402	287,558	$17,354,773	$6,364,446
Class M
Shares sold	165,476	133,036	$4,273,457	$2,846,482
Reinvestment of distributions	11,602	20,220	265,460	440,798
Shares redeemed	(116,364)	(139,487)	(2,968,272)	(3,059,683)
Net increase (decrease)	60,714	13,769	$1,570,645	$227,597
Class B
Shares sold	–	2,210	$–	$44,410
Reinvestment of distributions	–	493	–	10,648
Shares redeemed	–	(20,270)	–	(435,806)
Net increase (decrease)	–	(17,567)	$–	$(380,748)
Class C
Shares sold	554,853	222,957	$14,330,189	$4,942,382
Reinvestment of distributions	8,175	16,869	182,379	358,801
Shares redeemed	(171,623)	(226,514)	(4,225,035)	(4,770,771)
Net increase (decrease)	391,405	13,312	$10,287,533	$530,412
International Small Cap
Shares sold	20,105,455	11,991,539	$528,374,537	$277,123,750
Reinvestment of distributions	1,029,746	1,408,054	24,013,687	31,286,953
Shares redeemed	(10,901,622)	(11,188,601)	(292,534,899)	(253,612,350)
Net increase (decrease)	10,233,579	2,210,992	$259,853,325	$54,798,353
Class I
Shares sold	7,788,345	924,076	$213,872,926	$21,994,159
Reinvestment of distributions	29,052	16,670	682,131	373,252
Shares redeemed	(824,089)	(443,477)	(22,829,284)	(9,841,165)
Net increase (decrease)	6,993,308	497,269	$191,725,773	$12,526,246

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.54%
Actual		$1,000.00	$1,131.60	$8.27
Hypothetical-C		$1,000.00	$1,017.44	$7.83
Class M	1.82%
Actual		$1,000.00	$1,130.20	$9.77
Hypothetical-C		$1,000.00	$1,016.03	$9.25
Class C	2.32%
Actual		$1,000.00	$1,127.50	$12.44
Hypothetical-C		$1,000.00	$1,013.51	$11.77
International Small Cap	1.24%
Actual		$1,000.00	$1,133.20	$6.67
Hypothetical-C		$1,000.00	$1,018.95	$6.31
Class I	1.29%
Actual		$1,000.00	$1,133.50	$6.94
Hypothetical-C		$1,000.00	$1,018.70	$6.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Small Cap Fund
Class A	12/11/17	12/08/17	$0.230	$0.737
Class M	12/11/17	12/08/17	$0.151	$0.737
Class C	12/11/17	12/08/17	$0.103	$0.737
Fidelity International Small Cap	12/11/17	12/08/17	$0.292	$0.737
Class I	12/11/17	12/08/17	$0.304	$0.737

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $25,367,408, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Fidelity International Small Cap, and Class I designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Small Cap Fund
Class A	12/12/16	$0.3637	$0.0427
Class M	12/12/16	$0.2737	$0.0427
Class C	12/12/16	$0.1687	$0.0427
Fidelity International Small Cap	12/12/16	$0.4277	$0.0427
Class I	12/12/16	$0.4577	$0.0427

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Small Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Small Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning April 1, 2014. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to April 1, 2014 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2014 through 2016 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 12b-1 fees. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes that Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the competitive median for 2016. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AISC-ANN-1217
1.793569.114

Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund	17.04%	3.48%	0.94%

 A From May 8, 2008

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund, a class of the fund, on May 8, 2008, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Period Ending Values
$10,928	Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund
$8,179	MSCI EM (Emerging Markets) Europe, Middle East and Africa Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Adam Kutas:  For the fiscal year ending October 31, 2017, the fund’s share classes gained about 16% to 17%, outpacing the 15.44% return of the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index. Emerging EMEA countries, especially those with significant exposure to commodities, rallied strongly after investors decided that commodities likely had hit a bottom in late 2016. Our relatively conservative approach, which emphasizes higher-quality companies, gave the fund an edge over its MSCI benchmark, as these stocks generally posted the best returns this period. Stock selection delivered almost all of the our outperformance versus the benchmark, led by choices in financials and industrials. At the stock level, underweighting poorly performing Steinhoff International Holdings, a private-equity investor based in South Africa, was the fund’s biggest individual relative contributor. Steinhoff owns a variety of businesses, including a chain of European furniture retailers, and I found the business too opaque. While I had owned a small position early in the period to help mitigate risk, I ultimately sold it because it failed to meet my investment criteria. Also contributing was an underweighting in another weak index component, Russian retailer Magnit, which struggled amid competition. Conversely, stock picking in materials detracted notably; however, on an individual basis, underweighting South African internet company Naspers (+46%), a very large benchmark component weighed most on the fund’s relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
South Africa	42.4%
Russia	19.3%
United Arab Emirates	6.4%
United Kingdom	5.0%
Hungary	4.1%
Poland	4.0%
Nigeria	2.3%
Greece	2.3%
Romania	2.2%
Other*	12.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
South Africa	41.3%
Russia	21.6%
United Arab Emirates	5.8%
Poland	5.6%
United Kingdom	4.1%
Romania	2.4%
Greece	1.9%
Nigeria	1.9%
Hungary	1.8%
Other*	13.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.6	99.5
Short-Term Investments and Net Other Assets (Liabilities)	0.4	0.5

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Naspers Ltd. Class N (South Africa, Media)	11.7	8.3
Sberbank of Russia (Russia, Banks)	5.8	5.5
Lukoil PJSC (Russia, Oil, Gas & Consumable Fuels)	3.7	3.9
Standard Bank Group Ltd. (South Africa, Banks)	2.8	2.7
Tatneft PAO (Russia, Oil, Gas & Consumable Fuels)	2.3	1.6
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	2.3	0.9
OTP Bank PLC (Hungary, Banks)	2.2	1.8
FirstRand Ltd. (South Africa, Diversified Financial Services)	2.2	3.1
NOVATEK OAO (Russia, Oil, Gas & Consumable Fuels)	2.1	2.1
Shoprite Holdings Ltd. (South Africa, Food & Staples Retailing)	1.7	2.0
	36.8

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.7	31.1
Consumer Discretionary	20.6	18.9
Energy	15.5	16.3
Materials	9.9	11.3
Consumer Staples	9.0	10.3
Industrials	5.7	4.6
Telecommunication Services	3.0	2.1
Real Estate	2.7	2.7
Health Care	1.5	1.7
Utilities	0.0	0.3

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2017, the Fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
Austria - 1.1%
BUWOG-Gemeinnuetzige Wohnung	17,100	$493,193
Erste Group Bank AG	14,300	614,490

TOTAL AUSTRIA		1,107,683

Bailiwick of Jersey - 1.1%
Glencore Xstrata PLC	112,200	542,004
Wizz Air Holdings PLC (a)	11,688	508,392

TOTAL BAILIWICK OF JERSEY		1,050,396

Bermuda - 1.0%
Central European Media Enterprises Ltd. Class A (a)(b)	220,900	1,016,140
Botswana - 0.2%
First National Bank of Botswana Ltd.	1,042,331	229,488
British Virgin Islands - 0.5%
Lenta Ltd. GDR (a)	80,900	510,479
Canada - 0.2%
Detour Gold Corp. (a)	19,100	203,569
Cyprus - 0.5%
Globaltrans Investment PLC GDR (Reg. S)	58,100	536,844
Finland - 0.2%
Nokian Tyres PLC	4,400	201,785
Greece - 2.3%
Fourlis Holdings SA	70,000	454,175
Jumbo SA	26,536	426,564
Motor Oil (HELLAS) Corinth Refineries SA	21,500	514,660
Mytilineos Holdings SA (a)	31,000	324,632
Sarantis SA	37,800	543,787

TOTAL GREECE		2,263,818

Hungary - 4.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	120,000	1,436,988
OTP Bank PLC	54,700	2,205,933
Richter Gedeon PLC	16,000	398,041

TOTAL HUNGARY		4,040,962

Israel - 0.5%
Elbit Systems Ltd. (Israel)	3,400	504,026
Kenya - 1.3%
KCB Group Ltd.	1,771,800	648,948
Safaricom Ltd.	2,640,544	649,001

TOTAL KENYA		1,297,949

Morocco - 1.0%
Attijariwafa Bank	11,000	547,765
Douja Promotion Groupe Addoha SA	100,000	454,277

TOTAL MOROCCO		1,002,042

Netherlands - 0.7%
X5 Retail Group NV GDR (Reg. S) (a)	18,000	739,800
Nigeria - 2.3%
Dangote Cement PLC	888,994	553,152
Guaranty Trust Bank PLC	4,000,000	466,667
Nigerian Breweries PLC	1,529,339	637,225
Zenith Bank PLC	9,251,272	655,041

TOTAL NIGERIA		2,312,085

Oman - 0.6%
BankMuscat SAOG	575,400	589,004
Pakistan - 1.0%
Engro Corp. Ltd.	185,500	489,607
United Bank Ltd.	274,400	466,533

TOTAL PAKISTAN		956,140

Poland - 4.0%
Fabryki Mebli Forte SA	27,200	497,079
Globe Trade Centre SA	273,300	675,751
Inter Cars SA	7,200	569,678
Kruk SA	5,900	452,231
LPP SA	320	753,755
Orbis SA	20,500	492,795
Pfleiderer Grajewo SA	49,900	548,359

TOTAL POLAND		3,989,648

Romania - 2.2%
Banca Transilvania SA	953,183	530,618
BRD-Groupe Societe Generale	385,088	1,212,170
Fondul Propietatea SA GDR	43,000	464,400

TOTAL ROMANIA		2,207,188

Russia - 15.4%
Alrosa Co. Ltd.	844,400	1,085,822
Gazprom OAO	599,673	1,291,020
Lukoil PJSC	17,400	922,784
Lukoil PJSC sponsored ADR	52,095	2,766,245
MMC Norilsk Nickel PJSC	2,100	380,356
NOVATEK OAO	188,100	2,093,931
Novolipetsk Steel OJSC GDR (Reg. S)	45,800	1,055,690
Sberbank of Russia	1,748,280	5,793,155

TOTAL RUSSIA		15,389,003

South Africa - 42.4%
African Rainbow Minerals Ltd.	96,000	842,349
AngloGold Ashanti Ltd.	53,600	494,081
ArcelorMittal South Africa Ltd. (a)	780,000	350,866
Aveng Ltd. (a)	1,189,200	211,955
AVI Ltd.	99,900	697,030
Barloworld Ltd.	89,000	839,217
Cashbuild Ltd.	21,000	540,642
City Lodge Hotels Ltd.	58,200	518,619
Clicks Group Ltd.	89,954	1,007,968
Dis-Chem Pharmacies Pty Ltd.	212,000	496,310
DRDGOLD Ltd.	2,856,814	972,940
Exxaro Resources Ltd.	100,400	1,020,847
FirstRand Ltd.	602,000	2,182,124
Grindrod Ltd. (a)	633,200	697,298
Hulamin Ltd.	1,096,900	558,584
Imperial Holdings Ltd.	83,000	1,189,517
KAP Industrial Holdings Ltd.	887,200	533,371
Mr Price Group Ltd.	79,500	985,404
MTN Group Ltd.	265,350	2,304,095
Murray & Roberts Holdings Ltd.	399,000	451,525
Nampak Ltd. (a)	932,900	1,227,261
Naspers Ltd. Class N	47,800	11,646,786
Pioneer Foods Ltd.	87,100	733,085
Pretoria Portland Cement Co. Ltd. (a)	1,118,549	583,058
PSG Group Ltd.	75,000	1,392,397
Remgro Ltd.	89,500	1,354,646
RMB Holdings Ltd.	200,000	884,095
Sanlam Ltd.	312,000	1,560,138
Shoprite Holdings Ltd.	120,000	1,717,493
Spar Group Ltd.	82,800	974,245
Spur Corp. Ltd.	241,500	459,301
Standard Bank Group Ltd.	239,571	2,778,863

TOTAL SOUTH AFRICA		42,206,110

Turkey - 1.7%
Migros Turk Ticaret A/S (a)	75,000	516,007
Tupras Turkiye Petrol Rafinerileri A/S	32,000	1,151,428

TOTAL TURKEY		1,667,435

United Arab Emirates - 6.4%
Agthia Group PJSC	344,787	490,990
Aldar Properties PJSC	1,498,798	971,271
DP World Ltd.	49,046	1,164,843
Dubai Financial Market PJSC (a)	2,571,539	812,216
Dubai Islamic Bank Pakistan Ltd.	609,253	1,015,242
Dubai Parks and Resorts PJSC (a)	3,643,602	734,147
National Bank of Abu Dhabi PJSC	418,750	1,180,091

TOTAL UNITED ARAB EMIRATES		6,368,800

United Kingdom - 5.0%
ALDREES Petroleum and Transport Services Co. ELS (HSBC Warrant Program) warrants 1/30/20 (a)(c)	90,625	708,036
Banque Saudi Fransi ELS (HSBC Bank Warrant Program) warrants 3/24/20 (a)(c)	67,000	507,737
BGEO Group PLC	7,200	340,431
Bupa Arabia ELS (HSBC Warrant Program) warrants 10/19/18 (a)(c)	13,300	385,852
Fawaz Alhokair Group ELS (HSBC Bank Warrant Program) warrants 2/28/20 (a)(c)	39,500	375,172
Georgia Healthcare Group PLC (a)	107,500	499,716
NMC Health PLC	15,349	589,557
The Savola Group ELS (HSBC Warrant Program) warrants 1/24/20 (a)(c)	46,800	489,183
Tullow Oil PLC (a)	140,000	338,413
United International Transportation Co. ELS (HSBC Bank Warrant Program) warrants 7/8/20 (a)(c)	98,004	699,571

TOTAL UNITED KINGDOM		4,933,668

TOTAL COMMON STOCKS
(Cost $70,629,112)		95,324,062

Nonconvertible Preferred Stocks - 3.9%
Russia - 3.9%
Surgutneftegas OJSC	3,124,400	1,549,378
Tatneft PAO	431,800	2,339,163
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $2,925,647)		3,888,541

Money Market Funds - 1.2%
Fidelity Cash Central Fund, 1.10% (d)	609,627	609,749
Fidelity Securities Lending Cash Central Fund 1.11% (d)(e)	593,791	593,850
TOTAL MONEY MARKET FUNDS
(Cost $1,203,599)		1,203,599
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $74,758,358)		100,416,202
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(769,403)
NET ASSETS - 100%		$99,646,799

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,165,551 or 3.2% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,280
Fidelity Securities Lending Cash Central Fund	6,144
Total	$10,424

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$20,486,387	$20,486,387	$--	$--
Consumer Staples	9,064,419	9,064,419	--	--
Energy	15,424,857	14,502,073	922,784	--
Financials	31,542,237	22,583,531	8,958,706	--
Health Care	1,487,314	1,487,314	--	--
Industrials	5,772,103	5,772,103	--	--
Materials	9,887,698	8,914,758	972,940	--
Real Estate	2,594,492	2,594,492	--	--
Telecommunication Services	2,953,096	2,953,096	--	--
Money Market Funds	1,203,599	1,203,599	--	--
Total Investments in Securities:	$100,416,202	$89,561,772	$10,854,430	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$7,595,313

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $575,000) — See accompanying schedule: Unaffiliated issuers (cost $73,554,759)	$99,212,603
Fidelity Central Funds (cost $1,203,599)	1,203,599
Total Investment in Securities (cost $74,758,358)		$100,416,202
Foreign currency held at value (cost $5,495)		5,490
Receivable for investments sold		278,032
Receivable for fund shares sold		33,076
Dividends receivable		91,581
Distributions receivable from Fidelity Central Funds		504
Prepaid expenses		228
Other receivables		4,557
Total assets		100,829,670
Liabilities
Payable for investments purchased	$303,522
Payable for fund shares redeemed	102,400
Accrued management fee	67,391
Distribution and service plan fees payable	5,785
Other affiliated payables	25,994
Other payables and accrued expenses	84,029
Collateral on securities loaned	593,750
Total liabilities		1,182,871
Net Assets		$99,646,799
Net Assets consist of:
Paid in capital		$92,428,507
Undistributed net investment income		1,355,176
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,793,467)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,656,583
Net Assets		$99,646,799
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($5,537,939 ÷ 589,832 shares)		$9.39
Maximum offering price per share (100/94.25 of $9.39)		$9.96
Class M:
Net Asset Value and redemption price per share ($2,489,928 ÷ 266,258 shares)		$9.35
Maximum offering price per share (100/96.50 of $9.35)		$9.69
Class C:
Net Asset Value and offering price per share ($4,335,699 ÷ 466,209 shares)(a)		$9.30
Emerging Europe, Middle East, Africa (EMEA):
Net Asset Value, offering price and redemption price per share ($80,391,847 ÷ 8,543,299 shares)		$9.41
Class I:
Net Asset Value, offering price and redemption price per share ($6,891,386 ÷ 732,788 shares)		$9.40

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$3,497,074
Income from Fidelity Central Funds		10,424
Income before foreign taxes withheld		3,507,498
Less foreign taxes withheld		(365,366)
Total income		3,142,132
Expenses
Management fee	$827,200
Transfer agent fees	267,682
Distribution and service plan fees	84,704
Accounting and security lending fees	53,979
Custodian fees and expenses	135,008
Independent trustees' fees and expenses	413
Registration fees	78,462
Audit	69,733
Legal	262
Miscellaneous	837
Total expenses before reductions	1,518,280
Expense reductions	(20,686)	1,497,594
Net investment income (loss)		1,644,538
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $30,875)	4,055,484
Fidelity Central Funds	25
Foreign currency transactions	(88,621)
Total net realized gain (loss)		3,966,888
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $20,682)	10,352,417
Fidelity Central Funds	(17)
Assets and liabilities in foreign currencies	(1,597)
Total change in net unrealized appreciation (depreciation)		10,350,803
Net gain (loss)		14,317,691
Net increase (decrease) in net assets resulting from operations		$15,962,229

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,644,538	$1,751,403
Net realized gain (loss)	3,966,888	(6,335,400)
Change in net unrealized appreciation (depreciation)	10,350,803	12,445,434
Net increase (decrease) in net assets resulting from operations	15,962,229	7,861,437
Distributions to shareholders from net investment income	(1,167,439)	(1,323,710)
Share transactions - net increase (decrease)	(13,935,496)	9,065,893
Redemption fees	71,905	36,545
Total increase (decrease) in net assets	931,199	15,640,165
Net Assets
Beginning of period	98,715,600	83,075,435
End of period	$99,646,799	$98,715,600
Other Information
Undistributed net investment income end of period	$1,355,176	$1,115,481

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.13	$7.49	$9.04	$9.49	$8.71
Income from Investment Operations
Net investment income (loss)A	.12	.14	.12	.13	.16
Net realized and unrealized gain (loss)	1.22	.61	(1.50)	(.46)	.85
Total from investment operations	1.34	.75	(1.38)	(.33)	1.01
Distributions from net investment income	(.09)	(.11)	(.14)	(.12)	(.15)
Distributions from net realized gain	–	–	(.04)	–	(.07)
Total distributions	(.09)	(.11)	(.17)B	(.12)	(.23)C
Redemption fees added to paid in capitalA	.01	–D	–D	–D	–D
Net asset value, end of period	$9.39	$8.13	$7.49	$9.04	$9.49
Total ReturnE,F	16.69%	10.22%	(15.42)%	(3.48)%	11.75%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.63%	1.69%	1.61%	1.60%	1.64%
Expenses net of fee waivers, if any	1.62%	1.65%	1.61%	1.60%	1.63%
Expenses net of all reductions	1.61%	1.64%	1.60%	1.60%	1.62%
Net investment income (loss)	1.41%	1.90%	1.51%	1.45%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$5,538	$7,867	$5,788	$7,889	$10,883
Portfolio turnover rateI	47%	54%	50%	38%	64%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.17 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.039 per share.

 C Total distributions of $.23 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.074 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.10	$7.44	$9.01	$9.46	$8.68
Income from Investment Operations
Net investment income (loss)A	.10	.12	.10	.11	.14
Net realized and unrealized gain (loss)	1.21	.61	(1.51)	(.46)	.84
Total from investment operations	1.31	.73	(1.41)	(.35)	.98
Distributions from net investment income	(.07)	(.07)	(.13)	(.10)	(.12)
Distributions from net realized gain	–	–	(.04)	–	(.07)
Total distributions	(.07)	(.07)	(.16)B	(.10)	(.20)C
Redemption fees added to paid in capitalA	.01	–D	–D	–D	–D
Net asset value, end of period	$9.35	$8.10	$7.44	$9.01	$9.46
Total ReturnE,F	16.40%	9.98%	(15.80)%	(3.67)%	11.42%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.95%	2.00%	1.92%	1.92%	1.93%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.88%	1.89%	1.89%	1.90%	1.88%
Net investment income (loss)	1.14%	1.65%	1.22%	1.15%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$2,490	$2,580	$2,003	$2,465	$3,465
Portfolio turnover rateI	47%	54%	50%	38%	64%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.16 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.039 per share.

 C Total distributions of $.20 per share is comprised of distributions from net investment income of $.122 and distributions from net realized gain of $.074 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.06	$7.39	$8.93	$9.39	$8.62
Income from Investment Operations
Net investment income (loss)A	.06	.09	.06	.06	.09
Net realized and unrealized gain (loss)	1.20	.60	(1.48)	(.46)	.83
Total from investment operations	1.26	.69	(1.42)	(.40)	.92
Distributions from net investment income	(.03)	(.02)	(.08)	(.06)	(.08)
Distributions from net realized gain	–	–	(.04)	–	(.07)
Total distributions	(.03)	(.02)	(.12)	(.06)	(.15)
Redemption fees added to paid in capitalA	.01	–B	–B	–B	–B
Net asset value, end of period	$9.30	$8.06	$7.39	$8.93	$9.39
Total ReturnC,D	15.85%	9.33%	(16.08)%	(4.24)%	10.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.42%	2.47%	2.41%	2.40%	2.42%
Expenses net of fee waivers, if any	2.39%	2.40%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.37%	2.39%	2.39%	2.40%	2.38%
Net investment income (loss)	.65%	1.15%	.72%	.65%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$4,336	$6,269	$4,104	$6,662	$6,782
Portfolio turnover rateG	47%	54%	50%	38%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.14	$7.50	$9.08	$9.52	$8.75
Income from Investment Operations
Net investment income (loss)A	.15	.16	.14	.16	.18
Net realized and unrealized gain (loss)	1.21	.61	(1.51)	(.47)	.84
Total from investment operations	1.36	.77	(1.37)	(.31)	1.02
Distributions from net investment income	(.10)	(.13)	(.17)	(.13)	(.18)
Distributions from net realized gain	–	–	(.04)	–	(.07)
Total distributions	(.10)	(.13)	(.21)	(.13)	(.25)
Redemption fees added to paid in capitalA	.01	–B	–B	–B	–B
Net asset value, end of period	$9.41	$8.14	$7.50	$9.08	$9.52
Total ReturnC	17.04%	10.54%	(15.33)%	(3.21)%	11.90%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.38%	1.46%	1.39%	1.37%	1.40%
Expenses net of fee waivers, if any	1.38%	1.40%	1.38%	1.37%	1.40%
Expenses net of all reductions	1.37%	1.39%	1.38%	1.37%	1.38%
Net investment income (loss)	1.66%	2.15%	1.74%	1.68%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$80,392	$76,193	$67,521	$96,784	$110,265
Portfolio turnover rateF	47%	54%	50%	38%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.14	$7.50	$9.08	$9.52	$8.75
Income from Investment Operations
Net investment income (loss)A	.16	.17	.15	.16	.19
Net realized and unrealized gain (loss)	1.20	.61	(1.51)	(.46)	.84
Total from investment operations	1.36	.78	(1.36)	(.30)	1.03
Distributions from net investment income	(.11)	(.14)	(.18)	(.14)	(.19)
Distributions from net realized gain	–	–	(.04)	–	(.07)
Total distributions	(.11)	(.14)	(.22)	(.14)	(.26)
Redemption fees added to paid in capitalA	.01	–B	–B	–B	–B
Net asset value, end of period	$9.40	$8.14	$7.50	$9.08	$9.52
Total ReturnC	17.01%	10.69%	(15.23)%	(3.09)%	12.05%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.27%	1.31%	1.25%	1.26%	1.30%
Expenses net of fee waivers, if any	1.27%	1.31%	1.25%	1.26%	1.30%
Expenses net of all reductions	1.26%	1.30%	1.24%	1.26%	1.28%
Net investment income (loss)	1.77%	2.24%	1.88%	1.79%	2.15%
Supplemental Data
Net assets, end of period (000 omitted)	$6,891	$5,807	$3,478	$5,596	$10,231
Portfolio turnover rateF	47%	54%	50%	38%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Emerging Europe, Middle East, Africa (EMEA) and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$29,225,765
Gross unrealized depreciation	(4,129,931)
Net unrealized appreciation (depreciation)	$25,095,834
Tax Cost	$75,320,368

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,418,934
Capital loss carryforward	$(19,295,216)
Net unrealized appreciation (depreciation) on securities and other investments	$25,094,573

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$(1,624,705)
No expiration
Short-term	(2,621,070)
Long-term	(15,049,441)
Total no expiration	(17,670,511)
Total capital loss carryforward	$(19,295,216)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$1,167,439	$ 1,323,710

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $47,999,938 and $60,426,962, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$16,881	$–
Class M	.25%	.25%	12,548	158
Class C	.75%	.25%	55,275	6,686
			$84,704	$6,844

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,438
Class M	540
Class C(a)	399
$3,377

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$16,971.25
Class M	8,275.33
Class C	16,248.29
Emerging Europe, Middle East, Africa (EMEA)	214,883.26
Class I	11,305.15
	$ 267,682

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $171 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,490.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $333 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,144. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class M	1.90%	$1,327
Class C	2.40%	1,816
		$3,143

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16,630 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $913.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$82,211	$80,414
Class M	22,957	18,230
Class B	–	201
Class C	25,148	9,270
Emerging Europe, Middle East, Africa (EMEA)	957,314	1,152,813
Class I	79,809	62,782
Total	$1,167,439	$1,323,710

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	288,036	455,903	$2,454,533	$3,437,125
Reinvestment of distributions	9,506	10,903	78,136	75,669
Shares redeemed	(675,335)	(272,430)	(5,836,992)	(1,968,300)
Net increase (decrease)	(377,793)	194,376	$(3,304,323)	$1,544,494
Class M
Shares sold	66,562	127,263	$565,838	$957,632
Reinvestment of distributions	2,795	2,627	22,945	18,230
Shares redeemed	(121,397)	(80,720)	(1,049,817)	(600,724)
Net increase (decrease)	(52,040)	49,170	$(461,034)	$375,138
Class B
Shares sold	–	6,222	$–	$48,688
Reinvestment of distributions	–	29	–	201
Shares redeemed	–	(30,363)	–	(224,475)
Net increase (decrease)	–	(24,112)	$–	$(175,586)
Class C
Shares sold	157,368	511,536	$1,360,245	$3,858,488
Reinvestment of distributions	2,631	776	21,571	5,381
Shares redeemed	(471,197)	(290,654)	(4,103,204)	(2,107,856)
Net increase (decrease)	(311,198)	221,658	$(2,721,388)	$1,756,013
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	3,934,827	3,096,394	$34,220,494	$23,505,412
Reinvestment of distributions	108,986	155,366	895,866	1,078,225
Shares redeemed	(4,855,547)	(2,896,341)	(42,616,730)	(21,342,473)
Net increase (decrease)	(811,734)	355,419	$(7,500,370)	$3,241,164
Class I
Shares sold	791,073	627,690	$6,865,207	$5,110,628
Reinvestment of distributions	9,024	7,594	74,090	52,629
Shares redeemed	(780,970)	(385,176)	(6,887,678)	(2,838,587)
Net increase (decrease)	19,127	250,108	$51,619	$2,324,670

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.57%
Actual		$1,000.00	$1,071.90	$8.20
Hypothetical-C		$1,000.00	$1,017.29	$7.98
Class M	1.89%
Actual		$1,000.00	$1,069.80	$9.86
Hypothetical-C		$1,000.00	$1,015.68	$9.60
Class C	2.35%
Actual		$1,000.00	$1,067.70	$12.25
Hypothetical-C		$1,000.00	$1,013.36	$11.93
Emerging Europe, Middle East, Africa (EMEA)	1.37%
Actual		$1,000.00	$1,073.00	$7.16
Hypothetical-C		$1,000.00	$1,018.30	$6.97
Class I	1.18%
Actual		$1,000.00	$1,073.10	$6.17
Hypothetical-C		$1,000.00	$1,019.26	$6.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund
Class A	12/11/17	12/08/17	$0.130	$0.008
Class M	12/11/17	12/08/17	$0.109	$0.008
Class C	12/11/17	12/08/17	$0.038	$0.008
Emerging Europe, Middle East, Africa (EMEA)	12/11/17	12/08/17	$0.157	$0.008
Class I	12/11/17	12/08/17	$0.167	$0.008

Class A, Class M, Class C, Emerging Europe, Middle East, Africa (EMEA), and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund
Class A	12/12/16	$0.1186	$0.0336
Class M	12/12/16	$0.1026	$0.0336
Class C	12/12/16	$0.0666	$0.0336
Emerging Europe, Middle East, Africa (EMEA)	12/12/16	$0.1356	$0.0336
Class I	12/12/16	$0.1426	$0.0336

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2017.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class A, Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class M, Class C, and Class I was above the competitive median because of relatively higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class M was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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EME-ANN-1217
1.861972.109

Fidelity Flex℠ Funds Fidelity Flex℠ International Fund Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity Flex℠ International Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ International Fund on March 7, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$11,950	Fidelity Flex℠ International Fund
$11,737	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the year ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the EU. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets (EM) group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In energy (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Co-Portfolio Managers Alex Zavratsky and Sammy Simnegar:  From its inception on March 7, 2017, through October 31, 2017, the fund gained 19.50%, versus 17.37% for the MSCI ACWI ex USA Index. Relative to the benchmark, the fund was aided by security selection in the EM group, especially China. Picks in Japan and the rest of Asia-Pacific also helped. In contrast, the fund was hampered by exposure to the U.S., where we invest in companies that do most or all of their business abroad. Among sectors, the fund benefited from overweighting strong-performing tech stocks. Selections within consumer discretionary also helped, but the effect was largely offset by picks in consumer staples. A small cash position also curbed results. Our top individual contributor was Chinese e-commerce firm Alibaba Group Holding. Other standouts included South African internet company Naspers; ASML Holding, a Dutch semiconductor-equipment maker; and Interpump, an Italy-based producer of specialty pumps. Conversely, the fund was hurt by overweightings in convenience-store operators BGF Retail of South Korea and Canada's Alimentation-Couche Tard.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Following a roughly five-month leave of absence, Jed Weiss returned to Fidelity on November 29, 2017, and resumed his day-to-day responsibilities as Co-Portfolio Manager. In his stead, Vincent Montemaggiore served as interim manager of the fund's developed-growth subportfolio, while Patrick Drouot and Patrick Buchanan served (and remain) as co-managers of the developed small-cap sleeve.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	13.4%
United States of America*	12.9%
United Kingdom	10.2%
France	6.1%
Switzerland	6.0%
Canada	5.1%
Cayman Islands	5.0%
Germany	4.7%
Sweden	3.7%
Other	32.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and include the effect of futures contracts, as applicable.

As of April 30, 2017
United States of America*	14.7%
Japan	13.2%
United Kingdom	11.0%
Switzerland	5.9%
France	5.7%
Canada	4.7%
Germany	4.5%
Sweden	3.5%
Australia	3.4%
Other	33.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and include the effect of futures contracts, as applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	96.9
Short-Term Investments and Net Other Assets (Liabilities)	1.0	3.1

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
WisdomTree India Earnings ETF (United States of America, Investment Companies)	3.5	2.8
Nestle SA (Reg. S) (Switzerland, Food Products)	2.2	2.1
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	1.6	1.1
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.5	1.4
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.4	1.2
SAP SE (Germany, Software)	1.3	1.1
Naspers Ltd. Class N (South Africa, Media)	1.3	1.2
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.3	0.0
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.1	1.2
Total SA (France, Oil, Gas & Consumable Fuels)	1.1	1.0
	16.3

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.2	18.9
Information Technology	18.0	13.9
Industrials	13.4	13.1
Consumer Staples	10.2	11.9
Consumer Discretionary	9.4	9.6
Health Care	9.2	9.8
Materials	7.5	8.4
Energy	4.2	3.8
Real Estate	2.1	2.0
Telecommunication Services	1.7	1.7

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value
Argentina - 0.4%
Banco Macro SA sponsored ADR	165	$20,777
IRSA Propiedades Comerciales SA sponsored ADR	317	17,752
Telecom Argentina SA Class B sponsored ADR (a)	558	18,196

TOTAL ARGENTINA		56,725

Australia - 2.7%
Adelaide Brighton Ltd.	830	3,945
Amcor Ltd.	1,483	17,979
Australia & New Zealand Banking Group Ltd.	3,936	90,132
Beacon Lighting Group Ltd.	2,066	2,309
CSL Ltd.	1,368	145,460
DuluxGroup Ltd.	1,338	7,547
Imdex Ltd. (a)	3,036	2,254
Insurance Australia Group Ltd.	5,179	26,002
Macquarie Group Ltd.	637	47,948
Magellan Financial Group Ltd.	835	15,510
RCG Corp. Ltd.	4,782	2,745
Transurban Group unit	3,499	32,484

TOTAL AUSTRALIA		394,315

Austria - 0.9%
Andritz AG	1,137	64,288
BUWOG-Gemeinnuetzige Wohnung	1,160	33,456
Erste Group Bank AG	873	37,514

TOTAL AUSTRIA		135,258

Bailiwick of Jersey - 0.3%
Integrated Diagnostics Holdings PLC	1,143	4,458
Shire PLC	361	17,781
Wolseley PLC	396	27,691

TOTAL BAILIWICK OF JERSEY		49,930

Belgium - 1.9%
Anheuser-Busch InBev SA NV	1,341	164,435
KBC Ancora	70	4,175
KBC Groep NV	1,250	103,832

TOTAL BELGIUM		272,442

Bermuda - 0.2%
Credicorp Ltd. (United States)	94	19,687
Vostok New Ventures Ltd. (depositary receipt) (a)	541	4,459

TOTAL BERMUDA		24,146

Brazil - 1.2%
BM&F BOVESPA SA	3,800	27,763
BTG Pactual Participations Ltd. unit	2,800	18,839
Equatorial Energia SA	1,000	18,647
Estacio Participacoes SA	2,000	17,932
IRB Brasil Resseguros SA	1,900	19,056
Itau Unibanco Holding SA	800	9,396
Kroton Educacional SA	3,800	20,898
Qualicorp SA	1,800	19,258
Smiles Fidelidade SA	700	18,295

TOTAL BRAZIL		170,084

Canada - 5.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	2,505	117,454
Canadian National Railway Co.	1,269	102,112
Canadian Pacific Railway Ltd.	241	41,785
CCL Industries, Inc. Class B	1,676	80,780
Constellation Software, Inc.	150	85,340
Franco-Nevada Corp.	897	71,282
Imperial Oil Ltd.	1,987	64,426
McCoy Global, Inc. (a)	50	70
New Look Vision Group, Inc.	160	4,264
Pason Systems, Inc.	2,383	34,597
Potash Corp. of Saskatchewan, Inc.	4,986	97,046
PrairieSky Royalty Ltd.	1,580	42,057
ShawCor Ltd. Class A	94	2,037

TOTAL CANADA		743,250

Cayman Islands - 5.0%
58.com, Inc. ADR (a)	750	50,378
Alibaba Group Holding Ltd. sponsored ADR (a)	1,251	231,297
Baidu.com, Inc. sponsored ADR (a)	263	64,156
China Biologic Products Holdings, Inc.	55	4,274
China Literature Ltd.	3	21
Ctrip.com International Ltd. ADR (a)	603	28,878
JD.com, Inc. sponsored ADR (a)	921	34,556
Melco Crown Entertainment Ltd. sponsored ADR	757	19,137
NetEase, Inc. ADR	122	34,394
New Oriental Education & Technology Group, Inc. sponsored ADR	308	25,638
Sands China Ltd.	3,600	16,958
Shenzhou International Group Holdings Ltd.	3,000	25,611
Tencent Holdings Ltd.	4,400	197,758
Value Partners Group Ltd.	3,000	2,973

TOTAL CAYMAN ISLANDS		736,029

China - 1.9%
Gree Electric Appliances, Inc. of Zhuhai Class A	2,900	18,598
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	3,625	21,461
Hangzhou Robam Appliances Co. Ltd. Class A	2,800	19,611
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	4,200	18,706
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	1,100	18,277
Kweichow Moutai Co. Ltd. (A Shares)	200	18,630
Midea Group Co. Ltd. Class A	2,600	19,985
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	6,000	52,683
Shanghai International Airport Co. Ltd. (A Shares)	3,100	20,441
Shenzhen Inovance Technology Co. Ltd. Class A	4,200	19,535
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	5,400	17,596
Wuliangye Yibin Co. Ltd. Class A	2,100	21,086
Yunnan Baiyao Group Co. Ltd.	1,200	18,962

TOTAL CHINA		285,571

Denmark - 0.6%
Jyske Bank A/S (Reg.)	602	34,019
Novo Nordisk A/S Series B sponsored ADR	817	40,678
Scandinavian Tobacco Group A/S	277	4,683
Spar Nord Bank A/S	502	6,385

TOTAL DENMARK		85,765

Finland - 0.4%
Sampo Oyj (A Shares)	962	50,404
Tikkurila Oyj	651	12,869

TOTAL FINLAND		63,273

France - 6.1%
Atos Origin SA	393	61,069
AXA SA	2,491	75,199
Bouygues SA	560	26,885
Capgemini SA	362	44,002
Compagnie de St. Gobain	503	29,507
Dassault Systemes SA	172	18,266
Edenred SA	699	20,152
Elis SA	1,588	41,426
Elis SA	230	5,945
Essilor International SA	312	39,505
Kering SA	45	20,627
Laurent-Perrier Group SA	39	3,658
LVMH Moet Hennessy - Louis Vuitton SA	67	19,984
Natixis SA	3,781	29,650
Rubis	300	18,829
Sanofi SA	568	53,782
Societe Generale Series A	1,277	71,071
SR Teleperformance SA	258	37,687
Total SA	2,812	156,736
Vetoquinol SA	78	5,034
VINCI SA	671	65,695
Virbac SA (a)	25	3,219
Vivendi SA	1,684	41,831

TOTAL FRANCE		889,759

Germany - 4.6%
adidas AG	74	16,468
BASF AG	832	90,732
Bayer AG	791	102,892
Brenntag AG	387	21,916
CompuGroup Medical AG	302	17,354
CTS Eventim AG	278	11,483
Deutsche Post AG	824	37,741
Deutsche Telekom AG	2,568	46,500
Fielmann AG	53	4,646
Fresenius SE & Co. KGaA	284	23,723
HeidelbergCement Finance AG	323	32,910
Linde AG (a)	168	36,194
Nexus AG	217	6,586
SAP SE	1,668	190,590
Vonovia SE	930	40,906

TOTAL GERMANY		680,641

Greece - 0.1%
Titan Cement Co. SA (Reg.)	600	14,481
Hong Kong - 1.4%
AIA Group Ltd.	18,560	139,651
CSPC Pharmaceutical Group Ltd.	14,000	24,334
Guangdong Investment Ltd.	14,000	20,278
Techtronic Industries Co. Ltd.	3,500	20,525

TOTAL HONG KONG		204,788

Hungary - 0.2%
OTP Bank PLC	700	28,229
India - 0.1%
HDFC Bank Ltd. sponsored ADR	99	9,138
Indonesia - 0.8%
PT Bank Central Asia Tbk	19,600	30,204
PT Bank Rakyat Indonesia Tbk	50,734	58,356
PT Telkomunikasi Indonesia Tbk Series B	96,600	28,822

TOTAL INDONESIA		117,382

Ireland - 1.6%
Allergan PLC	103	18,255
CRH PLC	845	31,799
CRH PLC sponsored ADR	2,522	94,625
James Hardie Industries PLC CDI	4,961	75,520
Medtronic PLC	118	9,501

TOTAL IRELAND		229,700

Isle of Man - 0.2%
Playtech Ltd.	2,791	36,476
Israel - 0.6%
Azrieli Group	287	16,195
Check Point Software Technologies Ltd. (a)	159	18,716
Elbit Systems Ltd. (Israel)	126	18,679
Frutarom Industries Ltd.	223	18,359
Ituran Location & Control Ltd.	232	8,236
Strauss Group Ltd.	372	7,575
Teva Pharmaceutical Industries Ltd. sponsored ADR	362	4,996

TOTAL ISRAEL		92,756

Italy - 1.0%
Azimut Holding SpA	884	17,464
Beni Stabili SpA SIIQ	5,091	4,507
Interpump Group SpA	1,795	60,448
Intesa Sanpaolo SpA	17,974	60,427

TOTAL ITALY		142,846

Japan - 13.4%
AEON Financial Service Co. Ltd.	903	19,393
Ai Holdings Corp.	200	4,910
Artnature, Inc.	400	2,628
Asahi Co. Ltd.	300	3,647
Astellas Pharma, Inc.	2,300	30,610
Azbil Corp.	500	21,833
Broadleaf Co. Ltd.	200	1,642
Central Automotive Products Ltd.	100	1,627
Century21 Real Estate Japan Ltd.	100	1,204
Coca-Cola West Co. Ltd.	100	3,499
Daiichikosho Co. Ltd.	200	9,425
Daikokutenbussan Co. Ltd.	100	4,553
DENSO Corp.	880	48,465
East Japan Railway Co.	771	74,771
Fujitsu Ltd.	2,064	16,084
Funai Soken Holdings, Inc.	200	7,348
GCA Savvian Group Corp.	400	3,661
Goldcrest Co. Ltd.	400	8,666
Hoya Corp.	1,761	95,676
Itochu Corp.	3,277	57,402
Japan Tobacco, Inc.	1,086	35,947
Kao Corp.	452	27,317
KDDI Corp.	1,742	46,411
Keyence Corp.	200	111,045
Kobayashi Pharmaceutical Co. Ltd.	200	11,564
Komatsu Ltd.	1,600	52,281
Koshidaka Holdings Co. Ltd.	200	8,090
Kusuri No Aoki Holdings Co. Ltd.	100	5,550
Lasertec Corp.	400	8,801
Makita Corp.	787	32,982
Medikit Co. Ltd.	100	4,835
Miroku Jyoho Service Co., Ltd.	100	2,335
Misumi Group, Inc.	2,400	65,754
Mitsubishi UFJ Financial Group, Inc.	15,677	106,339
Mitsui Fudosan Co. Ltd.	1,400	32,677
Nabtesco Corp.	200	7,945
Nagaileben Co. Ltd.	400	9,981
Nakano Refrigerators Co. Ltd.	100	3,563
ND Software Co. Ltd.	100	1,218
Nihon Parkerizing Co. Ltd.	1,000	16,393
Nintendo Co. Ltd.	177	68,669
Nippon Telegraph & Telephone Corp.	864	41,772
Nomura Holdings, Inc.	4,464	25,546
NS Tool Co. Ltd.	100	1,956
OBIC Co. Ltd.	777	51,431
Olympus Corp.	1,610	59,916
Oracle Corp. Japan	284	24,031
ORIX Corp.	3,084	53,025
OSG Corp.	1,700	36,796
Panasonic Corp.	2,322	35,061
Paramount Bed Holdings Co. Ltd.	200	8,820
ProNexus, Inc.	387	4,697
Recruit Holdings Co. Ltd.	1,394	34,178
San-Ai Oil Co. Ltd.	600	7,166
Seven & i Holdings Co. Ltd.	697	28,092
Shin-Etsu Chemical Co. Ltd.	452	47,668
Shinsei Bank Ltd.	1,419	23,947
SHO-BOND Holdings Co. Ltd.	360	22,154
Shoei Co. Ltd.	200	6,715
Sony Corp.	761	31,836
Sony Financial Holdings, Inc.	1,587	26,366
Subaru Corp.	581	20,073
Taiheiyo Cement Corp.	632	25,260
The Monogatari Corp.	100	7,368
TKC Corp.	200	6,295
Tokio Marine Holdings, Inc.	955	41,167
Toyota Motor Corp.	1,626	100,854
USS Co. Ltd.	4,100	82,881
Welcia Holdings Co. Ltd.	100	3,795
Workman Co. Ltd.	200	6,234
Yamada Consulting Group Co. Ltd.	400	7,728
Yamato Kogyo Co. Ltd.	100	2,675

TOTAL JAPAN		1,952,244

Kenya - 0.3%
Safaricom Ltd.	187,300	46,035
Korea (South) - 1.9%
BGFretail Co. Ltd. (b)	619	43,792
Leeno Industrial, Inc.	49	2,244
NAVER Corp.	26	20,789
Samsung Electronics Co. Ltd.	87	214,292

TOTAL KOREA (SOUTH)		281,117

Mexico - 1.3%
CEMEX S.A.B. de CV sponsored ADR	3,418	27,720
Consorcio ARA S.A.B. de CV	8,114	2,869
Embotelladoras Arca S.A.B. de CV	3,000	19,092
Fomento Economico Mexicano S.A.B. de CV:
unit	3,400	29,682
sponsored ADR	228	20,007
Gruma S.A.B. de CV Series B	1,425	18,666
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	2,100	19,917
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	1,220	21,758
Grupo Aeroportuario Norte S.A.B. de CV	3,500	17,661
Grupo Cementos de Chihuahua S.A.B. de CV	3,500	16,717

TOTAL MEXICO		194,089

Netherlands - 2.4%
ASML Holding NV (Netherlands)	767	138,389
ING Groep NV (Certificaten Van Aandelen)	3,958	73,142
Koninklijke Philips Electronics NV	640	26,082
RELX NV	1,722	38,894
Takeaway.com Holding BV (a)(c)	58	2,741
VastNed Retail NV	99	4,334
Wolters Kluwer NV	529	25,930
X5 Retail Group NV GDR (Reg. S) (a)	431	17,714
Yandex NV Series A (a)	567	19,182

TOTAL NETHERLANDS		346,408

New Zealand - 0.1%
Auckland International Airport Ltd.	3,069	13,084
Norway - 0.5%
Kongsberg Gruppen ASA	255	4,652
Skandiabanken ASA	336	3,404
Statoil ASA	3,491	70,928

TOTAL NORWAY		78,984

Panama - 0.1%
Copa Holdings SA Class A	144	17,739
Philippines - 0.7%
Ayala Corp.	1,115	22,285
Ayala Land, Inc.	28,000	23,448
Jollibee Food Corp.	1,010	4,875
SM Investments Corp.	1,260	23,326
SM Prime Holdings, Inc.	33,300	23,885

TOTAL PHILIPPINES		97,819

Portugal - 0.2%
Galp Energia SGPS SA Class B	1,554	28,890
Russia - 0.3%
Sberbank of Russia	12,840	42,547
South Africa - 2.4%
Bidcorp Ltd.	1,100	24,196
Capitec Bank Holdings Ltd.	300	19,942
Clicks Group Ltd.	2,958	33,146
Discovery Ltd.	1,900	19,694
FirstRand Ltd.	6,700	24,286
Mondi Ltd.	800	19,190
Naspers Ltd. Class N	782	190,539
Sanlam Ltd.	4,400	22,002

TOTAL SOUTH AFRICA		352,995

Spain - 2.9%
Amadeus IT Holding SA Class A	1,492	101,236
Banco Santander SA:
(Spain) rights 11/1/17(a)	12,680	606
(Spain)	15,140	102,639
CaixaBank SA	7,613	35,632
Hispania Activos Inmobiliarios SA	1,120	19,315
Iberdrola SA	4,713	38,089
Inditex SA	1,722	64,378
Merlin Properties Socimi SA	1,382	18,239
Prosegur Compania de Seguridad SA (Reg.)	4,991	38,080
Unicaja Banco SA	8,886	12,939

TOTAL SPAIN		431,153

Sweden - 3.7%
Addlife AB	60	1,183
AddTech AB (B Shares)	331	7,334
Alfa Laval AB	1,432	36,280
ASSA ABLOY AB (B Shares)	4,654	98,120
Atlas Copco AB (A Shares)	1,727	75,750
Essity AB Class B	883	26,400
Fagerhult AB	3,541	44,941
Investor AB (B Shares)	979	48,519
Lagercrantz Group AB (B Shares)	528	5,613
Loomis AB (B Shares)	173	6,941
Nordea Bank AB	5,970	72,168
Saab AB (B Shares)	163	8,329
Svenska Cellulosa AB (SCA) (B Shares)	883	8,290
Svenska Handelsbanken AB (A Shares)	2,616	37,498
Swedbank AB (A Shares)	1,961	48,676
Telefonaktiebolaget LM Ericsson (B Shares)	1,935	12,177

TOTAL SWEDEN		538,219

Switzerland - 6.0%
Compagnie Financiere Richemont SA Series A	187	17,239
Credit Suisse Group AG	3,578	56,385
Lafargeholcim Ltd. (Reg.)	492	27,790
Nestle SA (Reg. S)	3,834	322,587
Novartis AG	1,709	140,957
Roche Holding AG (participation certificate)	430	99,386
Schindler Holding AG:
(participation certificate)	191	43,287
(Reg.)	43	9,495
Sika AG	2	14,805
Tecan Group AG	27	5,710
UBS Group AG	4,244	72,190
Zurich Insurance Group AG	216	65,927

TOTAL SWITZERLAND		875,758

Taiwan - 1.6%
Advantech Co. Ltd.	3,000	20,506
Taiwan Semiconductor Manufacturing Co. Ltd.	23,000	186,072
United Microelectronics Corp.	44,000	22,725

TOTAL TAIWAN		229,303

Thailand - 0.2%
Airports of Thailand PCL (For. Reg.)	13,200	23,642
Turkey - 0.8%
Koc Holding A/S	5,000	22,354
Tofas Turk Otomobil Fabrikasi A/S	2,099	17,086
Tupras Turkiye Petrol Rafinerileri A/S	1,396	50,231
Turkcell Iletisim Hizmet A/S	6,000	22,412

TOTAL TURKEY		112,083

United Arab Emirates - 0.1%
DP World Ltd.	826	19,618
United Kingdom - 10.2%
Alliance Pharma PLC	1,187	942
AstraZeneca PLC (United Kingdom)	1,148	77,675
Aviva PLC	6,200	41,584
Avon Rubber PLC	144	1,872
BAE Systems PLC	10,057	79,222
BHP Billiton PLC	3,623	65,597
BP PLC	19,145	129,854
British American Tobacco PLC (United Kingdom)	2,350	151,833
Bunzl PLC	1,270	39,554
Compass Group PLC	1,582	34,732
Dechra Pharmaceuticals PLC	474	12,943
Diageo PLC	500	17,074
DP Poland PLC (a)	5,438	3,033
Elementis PLC	5,271	19,903
GlaxoSmithKline PLC	2,782	49,930
Great Portland Estates PLC	850	7,016
Hilton Food Group PLC (d)	301	3,566
Howden Joinery Group PLC	3,346	18,225
HSBC Holdings PLC sponsored ADR	966	47,112
Imperial Tobacco Group PLC	581	23,694
Informa PLC	10,077	93,285
InterContinental Hotel Group PLC	347	19,227
InterContinental Hotel Group PLC ADR	1,468	81,606
ITE Group PLC	2,373	5,602
Micro Focus International PLC	1,040	36,535
NMC Health PLC	495	19,013
Prudential PLC	4,261	104,588
Reckitt Benckiser Group PLC	1,207	107,986
Rightmove PLC	361	19,917
Shaftesbury PLC	1,599	21,025
Spectris PLC	1,013	34,443
Spirax-Sarco Engineering PLC	262	19,661
Standard Chartered PLC (United Kingdom) (a)	4,500	44,849
Standard Life PLC	7,150	40,815
Ultra Electronics Holdings PLC	253	6,129
Unite Group PLC	520	4,855

TOTAL UNITED KINGDOM		1,484,897

United States of America - 8.4%
A.O. Smith Corp.	308	18,234
Alphabet, Inc.:
Class A (a)	81	83,676
Class C (a)	19	19,316
American Tower Corp.	129	18,533
Amgen, Inc.	142	24,881
Amphenol Corp. Class A	211	18,357
Autoliv, Inc.	462	57,685
Berkshire Hathaway, Inc. Class B (a)	332	62,064
ConocoPhillips Co.	916	46,853
Edgewell Personal Care Co. (a)	155	10,064
Facebook, Inc. Class A (a)	103	18,546
Martin Marietta Materials, Inc.	230	49,876
MasterCard, Inc. Class A	895	133,149
Mohawk Industries, Inc. (a)	210	54,970
Molson Coors Brewing Co. Class B	438	35,421
Moody's Corp.	346	49,274
MSCI, Inc.	489	57,389
Philip Morris International, Inc.	646	67,597
PriceSmart, Inc.	263	22,039
ResMed, Inc.	559	47,057
S&P Global, Inc.	573	89,657
Sherwin-Williams Co.	145	57,297
Visa, Inc. Class A	1,367	150,343
Yum China Holdings, Inc.	728	29,375

TOTAL UNITED STATES OF AMERICA		1,221,653

TOTAL COMMON STOCKS
(Cost $12,763,713)		13,851,261

Nonconvertible Preferred Stocks - 0.7%
Brazil - 0.4%
Itau Unibanco Holding SA	5,100	65,557
Germany - 0.1%
Sartorius AG (non-vtg.)	166	15,471
Spain - 0.2%
Grifols SA Class B	967	22,713
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $96,779)		103,741

Investment Companies - 3.5%
United States of America - 3.5%
WisdomTree India Earnings ETF
(Cost $469,146)	18,699	505,060

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 1.10%(e)
(Cost $225,748)	225,703	225,748
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $13,555,386)		14,685,810
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(74,601)
NET ASSETS - 100%		$14,611,209

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,741 or 0.0% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,592
Total	$1,592

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,452,518	$1,052,998	$399,520	$--
Consumer Staples	1,487,322	556,670	886,860	43,792
Energy	633,845	269,161	364,684	--
Financials	2,798,440	1,912,998	885,442	--
Health Care	1,332,647	530,393	802,254	--
Industrials	1,884,001	1,297,104	586,897	--
Information Technology	2,636,722	1,571,935	1,064,787	--
Materials	1,087,503	898,111	189,392	--
Real Estate	296,013	253,466	42,547	--
Telecommunication Services	250,148	86,643	163,505	--
Utilities	95,843	95,843	--	--
Investment Companies	505,060	505,060	--	--
Money Market Funds	225,748	225,748	--	--
Total Investments in Securities:	$14,685,810	$9,256,130	$5,385,888	$43,792

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $13,329,638)	$14,460,062
Fidelity Central Funds (cost $225,748)	225,748
Total Investment in Securities (cost $13,555,386)		$14,685,810
Receivable for fund shares sold		343
Dividends receivable		18,424
Distributions receivable from Fidelity Central Funds		323
Other receivables		34
Total assets		14,704,934
Liabilities
Payable to custodian bank	$45,380
Payable for investments purchased
Regular delivery	46,329
Delayed delivery	2,016
Total liabilities		93,725
Net Assets		$14,611,209
Net Assets consist of:
Paid in capital		$13,332,609
Undistributed net investment income		113,847
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		34,434
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,130,319
Net Assets, for 1,222,410 shares outstanding		$14,611,209
Net Asset Value, offering price and redemption price per share ($14,611,209 ÷ 1,222,410 shares)		$11.95

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period March 7, 2017 (commencement of operations) to October 31, 2017
Investment Income
Dividends		$125,025
Income from Fidelity Central Funds		1,592
Income before foreign taxes withheld		126,617
Less foreign taxes withheld		(12,725)
Total income		113,892
Expenses
Independent trustees' fees and expenses	$15
Miscellaneous	12
Total expenses		27
Net investment income (loss)		113,865
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	35,812
Foreign currency transactions	(1,395)
Total net realized gain (loss)		34,417
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,130,424
Assets and liabilities in foreign currencies	(105)
Total change in net unrealized appreciation (depreciation)		1,130,319
Net gain (loss)		1,164,736
Net increase (decrease) in net assets resulting from operations		$1,278,601

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period March 7, 2017 (commencement of operations) to October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$113,865
Net realized gain (loss)	34,417
Change in net unrealized appreciation (depreciation)	1,130,319
Net increase (decrease) in net assets resulting from operations	1,278,601
Share transactions
Proceeds from sales of shares	14,011,215
Cost of shares redeemed	(678,607)
Net increase (decrease) in net assets resulting from share transactions	13,332,608
Total increase (decrease) in net assets	14,611,209
Net Assets
Beginning of period	–
End of period	$14,611,209
Other Information
Undistributed net investment income end of period	$113,847
Shares
Sold	1,281,107
Redeemed	(58,697)
Net increase (decrease)	1,222,410

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex International Fund

Years ended October 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.16
Net realized and unrealized gain (loss)	1.79
Total from investment operations	1.95
Net asset value, end of period	$11.95
Total ReturnC	19.50%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	- %G
Expenses net of fee waivers, if anyF	- %G
Expenses net of all reductionsF	- %G
Net investment income (loss)	2.24%G
Supplemental Data
Net assets, end of period (000 omitted)	$14,611
Portfolio turnover rateH	35%G

 A For the period March 7, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Flex International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,270,202
Gross unrealized depreciation	(178,327)
Net unrealized appreciation (depreciation)	$1,091,875
Tax Cost	$13,593,935

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$186,847
Net unrealized appreciation (depreciation) on securities and other investments	$1,091,753

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $15,116,593 and $1,823,176, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $97 for the period.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 41% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Flex International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Flex International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2017, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from March 7, 2017 (commencement of operations) to October 31, 2017. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Flex International Fund as of October 31, 2017, the results of its operations, the changes in net assets, and the financial highlights for the period from March 7, 2017 (commencement of operations) to October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any) and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Actual	- %-C	$1,000.00	$1,125.20	$-
Hypothetical-D		$1,000.00	$1,025.21	$-

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex International Fund voted to pay on December 11, 2017, to shareholders of record at the opening of business on December 8, 2017, a distribution of $0.032 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.073 per share from net investment income.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex International Fund

On January 18, 2017, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting,training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operationscapabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..The Board noted that the fund is available exclusively to retirement plans offered through certain Fidelity fee-based programs. The Board considered that while the fund does not pay a management fee, FMR is indirectly compensated for its services out of the program fee. The Board noted that FMR pays all operating expenses, with certain limited exceptions, on behalf of the fund. Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted, however, that because the fund pays no advisory fees and FMR bears most expenses of the fund, economies of scale cannot be realized by the fund.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ZNL-ANN-1217
1.9881587.100

Fidelity® International Discovery Fund Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Discovery Fund	26.33%	9.65%	1.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund, a class of the fund, on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$11,823	Fidelity® International Discovery Fund
$11,334	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager William Kennedy:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 25% to 26%, beating the 23.69% return of the benchmark MSCI EAFE Index. Versus the benchmark, security selection, most notably in industrials, and sector allocations, especially an overweighting in the top-performing information technology sector, helped relative performance. Geographically, investments in emerging markets, which are outside the benchmark, as well as in picks in Japan and continental Europe aided fund results the most. Top individual relative contributors included China-based e-commerce giant Alibaba Group Holding. Its stock price surged as expanding e-commerce sales worldwide and the firm's broad offerings drove strong earnings growth. Shares of educational company New Oriental Education & Technology gained as China’s growing middle class invested in their children’s education. On the downside, security selection in the energy sector and, geographically, in out-of-index Canada and the U.S. nicked relative performance. Stock-level detractors included telecommunications-services company KDDI in Japan, which fell from favor as investors shifted toward more economically sensitive names after the Trump election. A non-benchmark stake in Canada's Cenovus Energy and a small cash position also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	17.8%
United Kingdom	13.7%
France	10.3%
Germany	6.7%
Switzerland	6.3%
Netherlands	5.3%
Spain	4.6%
India	3.6%
Sweden	3.2%
Other*	28.5%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

As of April 30, 2017
Japan	17.6%
United Kingdom	15.4%
France	8.6%
Switzerland	5.8%
Netherlands	5.7%
Germany	5.7%
Sweden	4.2%
Spain	4.1%
United States of America*	3.4%
Other	29.5%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.6	98.3
Short-Term Investments and Net Other Assets (Liabilities)	2.4	1.7

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	2.0	2.1
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.7	1.2
SAP SE (Germany, Software)	1.6	1.7
Statoil ASA (Norway, Oil, Gas & Consumable Fuels)	1.5	1.3
ORIX Corp. (Japan, Diversified Financial Services)	1.2	1.1
VINCI SA (France, Construction & Engineering)	1.2	0.9
Sony Corp. (Japan, Household Durables)	1.2	1.1
Micro Focus International PLC (United Kingdom, Software)	1.0	1.4
KBC Groep NV (Belgium, Banks)	1.0	1.0
British American Tobacco PLC (United Kingdom, Tobacco)	1.0	1.2
	13.4

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.0	20.8
Industrials	14.0	16.4
Consumer Discretionary	13.0	13.9
Health Care	11.0	7.7
Information Technology	10.7	13.3
Consumer Staples	10.4	10.0
Materials	5.6	6.2
Energy	5.3	4.8
Telecommunication Services	2.9	2.8
Real Estate	1.9	1.1

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (000s)
Australia - 2.0%
Altium Ltd.	1,569,213	$14,388
Australia & New Zealand Banking Group Ltd.	2,498,457	57,213
Bapcor Ltd.	8,747,451	36,420
Magellan Financial Group Ltd.	1,204,177	22,368
Ramsay Health Care Ltd.	1,002,986	51,362
Spark Infrastructure Group unit	18,522,715	36,008

TOTAL AUSTRALIA		217,759

Austria - 1.0%
Erste Group Bank AG	1,238,700	53,229
Wienerberger AG	2,081,200	53,480

TOTAL AUSTRIA		106,709

Bailiwick of Jersey - 1.4%
Glencore Xstrata PLC	20,685,349	99,728
Randgold Resources Ltd. sponsored ADR	189,614	18,633
Shire PLC	552,000	27,189

TOTAL BAILIWICK OF JERSEY		145,550

Belgium - 1.5%
Anheuser-Busch InBev SA NV	423,027	51,872
KBC Groep NV	1,297,261	107,758

TOTAL BELGIUM		159,630

Bermuda - 0.3%
Hiscox Ltd.	1,872,000	35,504
British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	219,200	7,124
Canada - 1.9%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	725,100	33,998
Cenovus Energy, Inc.	3,404,200	33,037
Constellation Software, Inc.	76,000	43,239
Franco-Nevada Corp.	227,700	18,088
PrairieSky Royalty Ltd. (b)	1,763,973	46,954
Suncor Energy, Inc.	676,200	22,958

TOTAL CANADA		198,274

Cayman Islands - 1.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	446,500	82,553
ASM Pacific Technology Ltd.	1,577,700	22,953
JD.com, Inc. sponsored ADR (a)	762,600	28,613
New Oriental Education & Technology Group, Inc. sponsored ADR	255,900	21,301

TOTAL CAYMAN ISLANDS		155,420

China - 1.4%
Kweichow Moutai Co. Ltd. (A Shares)	607,482	56,586
Qingdao Port International Co. Ltd.	11,154,000	7,878
Shanghai International Airport Co. Ltd. (A Shares)	5,861,900	38,653
Wuliangye Yibin Co. Ltd. Class A	4,443,400	44,615

TOTAL CHINA		147,732

Denmark - 0.7%
Novo Nordisk A/S Series B	966,145	48,103
Novozymes A/S Series B	393,200	21,715

TOTAL DENMARK		69,818

Finland - 0.5%
Sampo Oyj (A Shares)	929,800	48,717
France - 10.3%
Accor SA	664,400	33,151
ALTEN	336,259	29,436
Altran Technologies SA	1,492,300	27,604
Amundi SA	567,258	48,091
Atos Origin SA	252,720	39,270
AXA SA	1,278,800	38,605
BNP Paribas SA	774,100	60,451
Capgemini SA	486,200	59,099
Cegedim SA (a)	536,390	20,869
Elis SA	1,199,800	31,299
Kaufman & Broad SA	454,247	20,070
Maisons du Monde SA	1,122,200	48,562
Rexel SA	1,540,100	27,493
Sanofi SA	952,591	90,198
Sartorius Stedim Biotech	306,000	20,856
SMCP S.A.S.	644,668	16,250
Societe Generale Series A	1,243,700	69,218
Sodexo SA	558,700	71,100
Total SA	3,896,574	217,042
VINCI SA (b)	1,321,700	129,402

TOTAL FRANCE		1,098,066

Germany - 6.7%
adidas AG	360,212	80,163
Aumann AG	133,851	12,411
Deutsche Borse AG	164,581	17,045
Deutsche Post AG	2,254,367	103,254
Deutsche Telekom AG	1,845,500	33,417
Fresenius SE & Co. KGaA	429,100	35,843
Henkel AG & Co. KGaA	333,900	42,084
MTU Aero Engines Holdings AG	380,800	64,207
Muenchener Rueckversicherungs AG	122,700	27,449
Nexus AG	604,505	18,347
Rational AG	76,305	50,042
Rheinmetall AG	313,900	37,022
SAP SE	1,522,370	173,950
Wirecard AG	222,600	21,923

TOTAL GERMANY		717,157

Hong Kong - 1.2%
AIA Group Ltd.	9,260,800	69,681
Techtronic Industries Co. Ltd.	10,229,000	59,986

TOTAL HONG KONG		129,667

India - 3.6%
Avenue Supermarts Ltd.	595,148	10,484
Bharat Petroleum Corp. Ltd.	3,495,188	29,235
Bharti Infratel Ltd.	8,217,708	56,115
HDFC Bank Ltd.	1,034,409	28,953
HDFC Bank Ltd. sponsored ADR	694,884	64,138
Housing Development Finance Corp. Ltd.	3,719,156	98,071
Kajaria Ceramics Ltd.	2,444,763	25,682
Kotak Mahindra Bank Ltd.	1,211,049	19,172
Petronet LNG Ltd.	6,098,248	24,473
PNB Housing Finance Ltd.	838,105	18,420
PVR Ltd.	442,801	9,486

TOTAL INDIA		384,229

Indonesia - 0.6%
PT Bank Central Asia Tbk	16,688,600	25,717
PT Bank Rakyat Indonesia Tbk	32,624,300	37,525

TOTAL INDONESIA		63,242

Ireland - 3.1%
Allied Irish Banks PLC	2,202,142	13,016
Cairn Homes PLC (a)	20,930,170	43,458
CRH PLC	2,162,910	81,395
DCC PLC (United Kingdom)	366,900	34,793
Glenveagh Properties PLC	13,703,776	17,958
Green REIT PLC	9,492,200	16,696
James Hardie Industries PLC CDI	1,790,532	27,257
Kerry Group PLC Class A	571,300	57,531
Ryanair Holdings PLC sponsored ADR (a)	355,466	39,851

TOTAL IRELAND		331,955

Israel - 0.5%
Frutarom Industries Ltd.	692,800	57,037
Italy - 0.9%
De Longhi SpA	734,500	24,085
Intesa Sanpaolo SpA	22,174,600	74,549

TOTAL ITALY		98,634

Japan - 16.3%
AEON Financial Service Co. Ltd.	1,637,700	35,172
Daito Trust Construction Co. Ltd.	170,800	29,862
Hoya Corp.	1,466,200	79,660
Investors Cloud Co. Ltd. (b)	442,100	26,961
KDDI Corp.	3,906,500	104,079
Keyence Corp.	137,820	76,521
Komatsu Ltd.	1,572,500	51,383
Misumi Group, Inc.	1,138,800	31,200
Mitsubishi UFJ Financial Group, Inc.	13,323,000	90,372
Monex Group, Inc.	10,069,949	32,115
Morinaga & Co. Ltd.	578,200	32,847
Nidec Corp.	324,300	43,126
Nintendo Co. Ltd.	109,300	42,404
Nitori Holdings Co. Ltd.	490,500	71,285
Olympus Corp.	2,074,600	77,206
ORIX Corp.	7,596,400	130,610
Panasonic Corp.	6,185,200	93,393
Recruit Holdings Co. Ltd.	951,600	23,331
Relo Holdings Corp.	2,579,800	63,870
Renesas Electronics Corp. (a)	6,360,600	82,237
SMC Corp.	135,700	51,913
SMS Co., Ltd.	1,148,500	34,598
SoftBank Corp.	816,200	72,333
Sony Corp.	2,969,500	124,228
Start Today Co. Ltd.	1,828,300	50,076
Sundrug Co. Ltd.	870,200	37,870
Toto Ltd.	61,000	2,987
Tsuruha Holdings, Inc.	468,800	58,123
VT Holdings Co. Ltd.	3,872,500	21,080
Welcia Holdings Co. Ltd.	1,666,500	63,247

TOTAL JAPAN		1,734,089

Korea (South) - 0.3%
Hyundai Fire & Marine Insurance Co. Ltd.	331,774	13,457
KB Financial Group, Inc.	437,375	22,914

TOTAL KOREA (SOUTH)		36,371

Luxembourg - 0.7%
Eurofins Scientific SA	122,139	76,401
Marshall Islands - 0.1%
Hoegh LNG Partners LP	715,655	13,562
Netherlands - 5.3%
ASML Holding NV (Netherlands)	438,700	79,154
Basic-Fit NV (a)	579,100	13,299
IMCD Group BV	1,264,300	79,527
ING Groep NV (Certificaten Van Aandelen)	4,861,400	89,836
Intertrust NV (b)	715,684	11,004
Koninklijke Philips Electronics NV	2,599,026	105,918
Unilever NV (Certificaten Van Aandelen) (Bearer)	3,031,776	176,116
Van Lanschot NV (Bearer)	223,700	6,789

TOTAL NETHERLANDS		561,643

New Zealand - 1.1%
EBOS Group Ltd.	3,154,998	37,998
Fisher & Paykel Healthcare Corp.	3,744,125	33,948
Ryman Healthcare Group Ltd.	6,393,204	40,686

TOTAL NEW ZEALAND		112,632

Norway - 1.5%
Statoil ASA (b)	7,822,109	158,926
Philippines - 0.3%
SM Investments Corp.	1,974,665	36,557
Romania - 0.3%
Banca Transilvania SA	63,057,091	35,103
Russia - 0.4%
Sberbank of Russia sponsored ADR	3,048,700	43,749
South Africa - 0.9%
Aspen Pharmacare Holdings Ltd.	656,700	14,837
Naspers Ltd. Class N	320,800	78,165

TOTAL SOUTH AFRICA		93,002

Spain - 4.6%
Aedas Homes SAU	406,831	14,217
Amadeus IT Holding SA Class A	790,100	53,610
Atresmedia Corporacion de Medios de Comunicacion SA	1,229,800	12,635
CaixaBank SA (b)	18,391,133	86,077
Grifols SA ADR	2,461,958	58,225
Hispania Activos Inmobiliarios SA	1,424,325	24,563
Inditex SA (b)	1,333,256	49,845
Masmovil Ibercom SA (a)(b)	323,297	26,708
Mediaset Espana Comunicacion SA	2,378,700	25,857
Neinor Homes SLU	2,255,500	46,359
Prosegur Cash SA	19,469,700	63,502
Zardoya Otis SA	2,111,573	22,875

TOTAL SPAIN		484,473

Sweden - 3.2%
ASSA ABLOY AB (B Shares)	3,321,800	70,033
Com Hem Holding AB	847,200	12,721
Essity AB Class B	2,669,400	79,811
HEXPOL AB (B Shares)	1,872,700	18,947
Indutrade AB	1,342,200	37,228
Nordea Bank AB	4,487,200	54,243
Saab AB (B Shares)	650,800	33,257
Svenska Cellulosa AB (SCA) (B Shares)	4,118,900	38,672

TOTAL SWEDEN		344,912

Switzerland - 6.3%
ABB Ltd. (Reg.)	3,695,570	96,510
Credit Suisse Group AG	3,492,359	55,036
Forbo Holding AG (Reg.)	20,130	30,428
Julius Baer Group Ltd.	868,620	51,377
Kaba Holding AG (B Shares) (Reg.)	41,400	40,958
Lonza Group AG	204,259	54,256
Nestle SA (Reg. S)	821,706	69,137
Partners Group Holding AG	77,036	51,813
Roche Holding AG (participation certificate)	305,286	70,561
Schindler Holding AG (participation certificate)	170,348	38,606
Swatch Group AG (Bearer)	155,600	60,983
UBS Group AG	3,179,340	54,112

TOTAL SWITZERLAND		673,777

Taiwan - 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,732,000	22,102
United Microelectronics Corp.	62,100,000	32,073

TOTAL TAIWAN		54,175

United Kingdom - 13.7%
Anglo American PLC (United Kingdom)	1,384,500	26,111
AstraZeneca PLC (United Kingdom)	1,048,809	70,963
BAE Systems PLC	4,102,004	32,313
Barclays PLC	58,542	144
BCA Marketplace PLC	7,762,300	21,470
BHP Billiton PLC	3,418,385	61,892
Booker Group PLC	17,550,700	46,900
British American Tobacco PLC (United Kingdom)	1,219,764	78,809
Bunzl PLC	1,995,172	62,140
Cineworld Group PLC	2,055,200	18,138
CMC Markets PLC	12,570,100	26,628
Compass Group PLC	1,853,606	40,695
Conviviality PLC	3,508,273	19,815
Countryside Properties PLC	3,344,076	15,785
Cranswick PLC	1,341,488	54,876
GlaxoSmithKline PLC	3,585,419	64,349
Hastings Group Holdings PLC	3,610,729	15,111
Imperial Tobacco Group PLC	865,288	35,287
Jiangsu Yanghe Brewery JSC Ltd. ELS (HSBC Warrant Program) warrants 9/19/19 (a)(c)	2,466,200	40,976
John Wood Group PLC	2,221,100	20,989
Liberty Global PLC Class A (a)	1,294,500	39,935
LivaNova PLC (a)	682,328	50,424
London Stock Exchange Group PLC	949,236	47,416
Melrose Industries PLC	23,769,234	69,420
Micro Focus International PLC	3,150,505	110,676
Moneysupermarket.com Group PLC	5,256,022	22,681
NCC Group Ltd. (b)	9,151,300	27,955
Reckitt Benckiser Group PLC	769,819	68,873
Rex Bionics PLC (a)(d)(e)	1,297,286	30
Rio Tinto PLC	922,450	43,596
Senior Engineering Group PLC	7,132,100	27,309
Spirax-Sarco Engineering PLC	312,000	23,413
St. James's Place Capital PLC	2,427,309	37,944
Standard Chartered PLC (United Kingdom) (a)	9,043,920	90,136
Zpg PLC	8,675,409	40,328

TOTAL UNITED KINGDOM		1,453,527

United States of America - 0.6%
British American Tobacco PLC sponsored ADR	423,000	27,241
Monsanto Co.	287,400	34,804
MSCI, Inc.	42,200	4,953

TOTAL UNITED STATES OF AMERICA		66,998

TOTAL COMMON STOCKS
(Cost $7,887,727)		10,152,121

Preferred Stocks - 0.8%
Convertible Preferred Stocks - 0.3%
Cayman Islands - 0.3%
China Internet Plus Holdings Ltd. Series A-11 (a)(e)(f)	5,958,244	33,301
Nonconvertible Preferred Stocks - 0.5%
Brazil - 0.5%
Itausa-Investimentos Itau SA (PN)	16,420,200	52,604
TOTAL PREFERRED STOCKS
(Cost $76,501)		85,905
	Principal Amount (000s)	Value (000s)

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.99% to 1.04% 11/30/17 to 12/7/17 (Cost $4,516)(g)	4,520	4,516
	Shares	Value (000s)

Money Market Funds - 7.6%
Fidelity Cash Central Fund, 1.10% (h)	388,022,983	388,101
Fidelity Securities Lending Cash Central Fund 1.11% (h)(i)	417,529,962	417,572
TOTAL MONEY MARKET FUNDS
(Cost $805,681)		805,673
TOTAL INVESTMENT IN SECURITIES - 103.7%
(Cost $8,774,425)		11,048,215
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(398,953)
NET ASSETS - 100%		$10,649,262

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
TSE TOPIX Index Contracts (Japan)	1,035	Dec. 2017	$160,477	$16,840	$16,840

The notional amount of futures purchased as a percentage of Net Assets is 1.5%

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $40,976,000 or 0.4% of net assets.

 (d) Affiliated company

 (e) Level 3 security

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $33,301,000 or 0.3% of net assets.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,516,000.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$18,833

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,715
Fidelity Securities Lending Cash Central Fund	4,300
Total	$6,015

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Hoegh LNG Partners LP	$12,739	$--	$--	$975	$--	$1,746	$--
Rex Bionics PLC	357	--	--	--	--	(327)	30
Total	$13,096	$--	$--	$975	$--	$1,419	$30

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$1,350,086	$956,723	$360,062	$33,301
Consumer Staples	1,135,638	498,744	636,894	--
Energy	567,176	191,208	375,968	--
Financials	2,267,079	1,490,157	776,922	--
Health Care	1,148,229	514,052	634,147	30
Industrials	1,487,077	1,084,281	402,796	--
Information Technology	1,145,878	602,839	543,039	--
Materials	601,355	414,472	186,883	--
Real Estate	194,127	73,434	120,693	--
Telecommunication Services	305,373	95,544	209,829	--
Utilities	36,008	36,008	--	--
Government Obligations	4,516	--	4,516	--
Money Market Funds	805,673	805,673	--	--
Total Investments in Securities:	$11,048,215	$6,763,135	$4,251,749	$33,331
Derivative Instruments:
Assets
Futures Contracts	$16,840	$16,840	$--	$--
Total Assets	$16,840	$16,840	$--	$--
Total Derivative Instruments:	$16,840	$16,840	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$1,142,021
Level 2 to Level 1	$181,730

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Futures Contracts(a)	$16,840	$0
Total Equity Risk	16,840	0
Total Value of Derivatives	$16,840	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $394,457) — See accompanying schedule: Unaffiliated issuers (cost $7,964,803)	$10,242,512
Fidelity Central Funds (cost $805,681)	805,673
Other affiliated issuers (cost $3,941)	30
Total Investment in Securities (cost $8,774,425)		$11,048,215
Foreign currency held at value (cost $10)		10
Receivable for investments sold		12,605
Receivable for fund shares sold		6,444
Dividends receivable		26,726
Distributions receivable from Fidelity Central Funds		696
Prepaid expenses		23
Other receivables		4,694
Total assets		11,099,413
Liabilities
Payable to custodian bank	$19
Payable for investments purchased	11,110
Payable for fund shares redeemed	11,664
Accrued management fee	6,647
Distribution and service plan fees payable	89
Payable for daily variation margin on futures contracts	683
Other affiliated payables	1,374
Other payables and accrued expenses	966
Collateral on securities loaned	417,599
Total liabilities		450,151
Net Assets		$10,649,262
Net Assets consist of:
Paid in capital		$7,869,998
Undistributed net investment income		108,446
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		381,985
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,288,833
Net Assets		$10,649,262
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($247,565 ÷ 5,306.0 shares)		$46.66
Maximum offering price per share (100/94.25 of $46.66)		$49.51
Class M:
Net Asset Value and redemption price per share ($34,856 ÷ 752.0 shares)		$46.35
Maximum offering price per share (100/96.50 of $46.35)		$48.03
Class C:
Net Asset Value and offering price per share ($28,404 ÷ 618.3 shares)(a)		$45.94
International Discovery:
Net Asset Value, offering price and redemption price per share ($7,350,693 ÷ 156,279.9 shares)		$47.04
Class K:
Net Asset Value, offering price and redemption price per share ($2,228,308 ÷ 47,456.1 shares)		$46.96
Class I:
Net Asset Value, offering price and redemption price per share ($658,324 ÷ 14,031.2 shares)		$46.92
Class Z:
Net Asset Value, offering price and redemption price per share ($101,112 ÷ 2,154.8 shares)		$46.92

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2017
Investment Income
Dividends (including $975 earned from other affiliated issuers)		$219,771
Interest		20
Income from Fidelity Central Funds		6,015
Income before foreign taxes withheld		225,806
Less foreign taxes withheld		(19,098)
Total income		206,708
Expenses
Management fee
Basic fee	$64,306
Performance adjustment	6,041
Transfer agent fees	14,185
Distribution and service plan fees	1,008
Accounting and security lending fees	1,784
Custodian fees and expenses	1,428
Independent trustees' fees and expenses	38
Registration fees	173
Audit	122
Legal	48
Miscellaneous	81
Total expenses before reductions	89,214
Expense reductions	(1,429)	87,785
Net investment income (loss)		118,923
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,016,110
Fidelity Central Funds	(12)
Foreign currency transactions	(163)
Futures contracts	14,541
Total net realized gain (loss)		1,030,476
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,087,126
Fidelity Central Funds	(36)
Other affiliated issuers	1,419
Assets and liabilities in foreign currencies	858
Futures contracts	13,054
Total change in net unrealized appreciation (depreciation)		1,102,421
Net gain (loss)		2,132,897
Net increase (decrease) in net assets resulting from operations		$2,251,820

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$118,923	$162,246
Net realized gain (loss)	1,030,476	(541,847)
Change in net unrealized appreciation (depreciation)	1,102,421	(131,024)
Net increase (decrease) in net assets resulting from operations	2,251,820	(510,625)
Distributions to shareholders from net investment income	(150,174)	(113,434)
Distributions to shareholders from net realized gain	(11,939)	(1,362)
Total distributions	(162,113)	(114,796)
Share transactions - net increase (decrease)	(822,002)	(960,274)
Redemption fees	9	70
Total increase (decrease) in net assets	1,267,714	(1,585,625)
Net Assets
Beginning of period	9,381,548	10,967,173
End of period	$10,649,262	$9,381,548
Other Information
Undistributed net investment income end of period	$108,446	$142,052

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Discovery Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.60	$39.78	$38.70	$39.49	$31.66
Income from Investment Operations
Net investment income (loss)A	.36	.47B	.40C	.53D	.34
Net realized and unrealized gain (loss)	9.22	(2.38)	.79	(.67)	7.97
Total from investment operations	9.58	(1.91)	1.19	(.14)	8.31
Distributions from net investment income	(.47)	(.27)	(.11)	(.33)	(.45)
Distributions from net realized gain	(.05)	(.01)	–	(.31)	(.03)
Total distributions	(.52)	(.27)E	(.11)	(.65)F	(.48)
Redemption fees added to paid in capitalA,G	–	–	–	–	–
Net asset value, end of period	$46.66	$37.60	$39.78	$38.70	$39.49
Total ReturnH,I	25.87%	(4.83)%	3.09%	(.36)%	26.59%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.29%	1.35%	1.33%	1.28%	1.35%
Expenses net of fee waivers, if any	1.29%	1.35%	1.33%	1.28%	1.35%
Expenses net of all reductions	1.27%	1.34%	1.32%	1.28%	1.33%
Net investment income (loss)	.88%	1.26%B	1.00%C	1.35%D	.97%
Supplemental Data
Net assets, end of period (in millions)	$248	$236	$283	$297	$347
Portfolio turnover rateL	42%	50%M	60%M	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

 E Total distributions of $.27 per share is comprised of distributions from net investment income of $.269 and distributions from net realized gain of $.005 per share.

 F Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.34	$39.51	$38.43	$39.23	$31.42
Income from Investment Operations
Net investment income (loss)A	.26	.38B	.30C	.44D	.26
Net realized and unrealized gain (loss)	9.17	(2.37)	.80	(.68)	7.92
Total from investment operations	9.43	(1.99)	1.10	(.24)	8.18
Distributions from net investment income	(.37)	(.17)	(.02)	(.25)	(.34)
Distributions from net realized gain	(.05)	(.01)	–	(.31)	(.03)
Total distributions	(.42)	(.18)	(.02)	(.56)	(.37)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$46.35	$37.34	$39.51	$38.43	$39.23
Total ReturnF,G	25.57%	(5.07)%	2.86%	(.60)%	26.31%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.53%	1.58%	1.57%	1.51%	1.59%
Expenses net of fee waivers, if any	1.52%	1.58%	1.57%	1.51%	1.59%
Expenses net of all reductions	1.51%	1.57%	1.56%	1.51%	1.57%
Net investment income (loss)	.64%	1.02%B	.76%C	1.11%D	.73%
Supplemental Data
Net assets, end of period (in millions)	$35	$35	$43	$49	$53
Portfolio turnover rateJ	42%	50%K	60%K	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$36.96	$39.14	$38.25	$39.07	$31.32
Income from Investment Operations
Net investment income (loss)A	.04	.19B	.10C	.23D	.08
Net realized and unrealized gain (loss)	9.12	(2.37)	.79	(.66)	7.90
Total from investment operations	9.16	(2.18)	.89	(.43)	7.98
Distributions from net investment income	(.13)	–	–	(.08)	(.20)
Distributions from net realized gain	(.05)	–	–	(.31)	(.03)
Total distributions	(.18)	–	–	(.39)	(.23)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$45.94	$36.96	$39.14	$38.25	$39.07
Total ReturnF,G	24.93%	(5.57)%	2.33%	(1.10)%	25.65%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.05%	2.10%	2.09%	2.03%	2.10%
Expenses net of fee waivers, if any	2.05%	2.10%	2.09%	2.03%	2.09%
Expenses net of all reductions	2.04%	2.09%	2.08%	2.02%	2.07%
Net investment income (loss)	.11%	.50%B	.24%C	.60%D	.23%
Supplemental Data
Net assets, end of period (in millions)	$28	$26	$32	$35	$36
Portfolio turnover rateJ	42%	50%K	60%K	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .13%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06) %.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.91	$40.12	$39.03	$39.82	$31.91
Income from Investment Operations
Net investment income (loss)A	.50	.61B	.54C	.67D	.47
Net realized and unrealized gain (loss)	9.29	(2.41)	.81	(.68)	8.02
Total from investment operations	9.79	(1.80)	1.35	(.01)	8.49
Distributions from net investment income	(.61)	(.41)	(.26)	(.47)	(.55)
Distributions from net realized gain	(.05)	(.01)	–	(.31)	(.03)
Total distributions	(.66)	(.41)E	(.26)	(.78)	(.58)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$47.04	$37.91	$40.12	$39.03	$39.82
Total ReturnG	26.33%	(4.53)%	3.47%	(.01)%	27.03%
Ratios to Average Net AssetsH,I
Expenses before reductions	.94%	1.00%	.99%	.93%	1.00%
Expenses net of fee waivers, if any	.94%	1.00%	.99%	.93%	1.00%
Expenses net of all reductions	.92%	.99%	.98%	.93%	.98%
Net investment income (loss)	1.22%	1.61%B	1.34%C	1.69%D	1.32%
Supplemental Data
Net assets, end of period (in millions)	$7,351	$6,421	$7,209	$7,464	$7,800
Portfolio turnover rateJ	42%	50%K	60%K	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 E Total distributions of $.41 per share is comprised of distributions from net investment income of $.409 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class K

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.86	$40.06	$38.97	$39.76	$31.87
Income from Investment Operations
Net investment income (loss)A	.55	.66B	.59C	.72D	.52
Net realized and unrealized gain (loss)	9.26	(2.39)	.81	(.67)	8.01
Total from investment operations	9.81	(1.73)	1.40	.05	8.53
Distributions from net investment income	(.66)	(.46)	(.31)	(.53)	(.61)
Distributions from net realized gain	(.05)	(.01)	–	(.31)	(.03)
Total distributions	(.71)	(.47)	(.31)	(.84)	(.64)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$46.96	$37.86	$40.06	$38.97	$39.76
Total ReturnF	26.47%	(4.38)%	3.61%	.13%	27.23%
Ratios to Average Net AssetsG,H
Expenses before reductions	.82%	.86%	.86%	.80%	.85%
Expenses net of fee waivers, if any	.82%	.86%	.86%	.80%	.85%
Expenses net of all reductions	.80%	.85%	.85%	.79%	.83%
Net investment income (loss)	1.35%	1.74%B	1.47%C	1.83%D	1.47%
Supplemental Data
Net assets, end of period (in millions)	$2,228	$1,880	$2,308	$2,464	$2,576
Portfolio turnover rateI	42%	50%J	60%J	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.82	$40.03	$38.96	$39.76	$31.87
Income from Investment Operations
Net investment income (loss)A	.49	.61B	.53C	.67D	.47
Net realized and unrealized gain (loss)	9.27	(2.40)	.80	(.68)	8.01
Total from investment operations	9.76	(1.79)	1.33	(.01)	8.48
Distributions from net investment income	(.61)	(.42)	(.26)	(.48)	(.56)
Distributions from net realized gain	(.05)	(.01)	–	(.31)	(.03)
Total distributions	(.66)	(.42)E	(.26)	(.79)	(.59)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$46.92	$37.82	$40.03	$38.96	$39.76
Total ReturnG	26.29%	(4.52)%	3.44%	(.01)%	27.03%
Ratios to Average Net AssetsH,I
Expenses before reductions	.96%	1.00%	1.00%	.93%	1.00%
Expenses net of fee waivers, if any	.96%	1.00%	.99%	.93%	1.00%
Expenses net of all reductions	.94%	.99%	.98%	.93%	.97%
Net investment income (loss)	1.21%	1.60%B	1.33%C	1.69%D	1.33%
Supplemental Data
Net assets, end of period (in millions)	$658	$745	$1,061	$650	$476
Portfolio turnover rateJ	42%	50%K	60%K	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.22%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 E Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class Z

Years ended October 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$37.84	$40.03	$38.96	$39.77	$37.22
Income from Investment Operations
Net investment income (loss)B	.56	.66C	.59D	.72E	.07
Net realized and unrealized gain (loss)	9.24	(2.38)	.80	(.68)	2.48
Total from investment operations	9.80	(1.72)	1.39	.04	2.55
Distributions from net investment income	(.67)	(.46)	(.32)	(.54)	–
Distributions from net realized gain	(.05)	(.01)	–	(.31)	–
Total distributions	(.72)	(.47)	(.32)	(.85)	–
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$46.92	$37.84	$40.03	$38.96	$39.77
Total ReturnG,H	26.44%	(4.36)%	3.58%	.12%	6.85%
Ratios to Average Net AssetsI,J
Expenses before reductions	.82%	.86%	.86%	.80%	.85%K
Expenses net of fee waivers, if any	.82%	.86%	.86%	.80%	.85%K
Expenses net of all reductions	.80%	.85%	.85%	.79%	.83%K
Net investment income (loss)	1.35%	1.74%C	1.47%D	1.83%E	.76%K
Supplemental Data
Net assets, end of period (in millions)	$101	$38	$30	$35	$–
Portfolio turnover rateL	42%	50%M	60%M	57%	65%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 E Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, International Discovery, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,412,009
Gross unrealized depreciation	(158,816)
Net unrealized appreciation (depreciation)	$2,253,193
Tax Cost	$8,811,862

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$115,404
Undistributed long-term capital gain	$412,934
Net unrealized appreciation (depreciation) on securities and other investments	$2,251,367

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$162,113	$ 114,796

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,991,057 and $5,033,189, respectively.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 1,487 shares of the Fund held by an unaffiliated entity were redeemed for investments and cash with a value of $55,670. The Fund had a net gain of $10,064 on investments delivered through the in-kind redemptions. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$585	$3
Class M	.25%	.25%	166	–
Class C	.75%	.25%	257	17
			$1,008	$20

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$30
Class M	2
Class C(a)	3
$35

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$627.27
Class M	85.26
Class C	73.28
International Discovery	11,267.17
Class K	916.05
Class I	1,182.19
Class Z	35.05
	$14,185

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $13 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,300. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,346 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $81.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$2,894	$1,912
Class M	333	184
Class C	92	–
International Discovery	102,284	73,519
Class K	32,411	26,239
Class I	11,493	11,205
Class Z	667	375
Total	$150,174	$113,434
From net realized gain
Class A	$302	$36
Class M	44	5
Class C	33	–
International Discovery	8,190	899
Class K	2,392	284
Class I	929	134
Class Z	49	4
Total	$11,939	$1,362

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	712	885	$29,106	$33,250
Reinvestment of distributions	87	48	3,152	1,922
Shares redeemed	(1,774)	(1,758)	(71,253)	(66,337)
Net increase (decrease)	(975)	(825)	$(38,995)	$(31,165)
Class M
Shares sold	80	126	$3,246	$4,736
Reinvestment of distributions	10	5	365	183
Shares redeemed	(274)	(282)	(10,830)	(10,546)
Net increase (decrease)	(184)	(151)	$(7,219)	$(5,627)
Class B
Shares sold	–	1	$–	$16
Shares redeemed	–	(58)	–	(2,118)
Net increase (decrease)	–	(57)	$–	$(2,102)
Class C
Shares sold	83	193	$3,499	$7,216
Reinvestment of distributions	3	–	116	–
Shares redeemed	(174)	(298)	(6,878)	(11,125)
Net increase (decrease)	(88)	(105)	$(3,263)	$(3,909)
International Discovery
Shares sold	19,989	18,319	$812,564	$696,598
Reinvestment of distributions	2,884	1,781	105,223	70,961
Shares redeemed	(35,967)	(30,424)	(1,442,640)	(1,154,409)
Net increase (decrease)	(13,094)	(10,324)	$(524,853)	$(386,850)
Class K
Shares sold	10,877	12,391	$448,875	$466,861
Reinvestment of distributions	957	667	34,802	26,523
Shares redeemed	(14,039)	(21,012)(a)	(560,342)	(800,081)(a)
Net increase (decrease)	(2,205)	(7,954)	$(76,665)	$(306,697)
Class I
Shares sold	3,202	8,874	$130,302	$334,588
Reinvestment of distributions	82	52	2,985	2,069
Shares redeemed	(8,961)	(15,719)	(349,072)	(569,974)
Net increase (decrease)	(5,677)	(6,793)	$(215,785)	$(233,317)
Class Z
Shares sold	1,483	497	$58,502	$18,760
Reinvestment of distributions	20	10	716	379
Shares redeemed	(351)	(256)	(14,440)	(9,746)
Net increase (decrease)	1,152	251	$44,778	$9,393

 (a) Amount includes in-kind redemptions (see the prior Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 12% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity International Discovery Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 12, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.33%
Actual		$1,000.00	$1,136.90	$7.16
Hypothetical-C		$1,000.00	$1,018.50	$6.77
Class M	1.57%
Actual		$1,000.00	$1,135.50	$8.45
Hypothetical-C		$1,000.00	$1,017.29	$7.98
Class C	2.10%
Actual		$1,000.00	$1,132.60	$11.29
Hypothetical-C		$1,000.00	$1,014.62	$10.66
International Discovery	.98%
Actual		$1,000.00	$1,139.00	$5.28
Hypothetical-C		$1,000.00	$1,020.27	$4.99
Class K	.87%
Actual		$1,000.00	$1,139.50	$4.69
Hypothetical-C		$1,000.00	$1,020.82	$4.43
Class I	1.01%
Actual		$1,000.00	$1,138.80	$5.44
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Class Z	.86%
Actual		$1,000.00	$1,139.40	$4.64
Hypothetical-C		$1,000.00	$1,020.87	$4.38

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Discovery Fund
Class A	12/11/17	12/08/17	$0.340	$1.832
Class M	12/11/17	12/08/17	$0.240	$1.832
Class C	12/11/17	12/08/17	$0.022	$1.832
International Discovery	12/11/17	12/08/17	$0.502	$1.832
Class K	12/11/17	12/08/17	$0.554	$1.832
Class I	12/11/17	12/08/17	$0.490	$1.832
Class Z	12/11/17	12/08/17	$0.555	$1.832

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $412,933,613, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 2%; Class M designates 3%; Class C designates 5%; International Discovery designates 2%; Class K designates 2%; Class I designates 2% and Class Z designates 2% of the dividends distributed in during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, International Discovery, Class K, Class I and Class Z designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Discovery Fund
Class A	12/12/16	$0.5749	$0.0559
Class M	12/12/16	$0.4739	$0.0559
Class C	12/12/16	$0.2389	$0.0559
International Discovery	12/12/16	$0.7169	$0.0559
Class K	12/12/16	$0.7689	$0.0559
Class I	12/12/16	$0.7109	$0.0559
Class Z	12/12/16	$0.7729	$0.0559

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Discovery Fund

The Board has discussed the fund's underperformance (based on the December 31, 2016 data presented herein) with FMR, including the fund's investment strategy, the portfolio management team, and broader trends in the market that may have impacted the fund's performance, and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, Class Z, the retail class, and Class K ranked below the competitive median for 2016 and the total expense ratio of each of Class M (formerly Class T) and Class C ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 12b-1 fees. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® International Discovery Fund Class K Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class K	26.47%	9.80%	1.85%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® International Discovery Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund - Class K on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

See (above) for additional information regarding the performance of Class K.

Period Ending Values
$12,011	Fidelity® International Discovery Fund - Class K
$11,334	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager William Kennedy:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 25% to 26%, beating the 23.69% return of the benchmark MSCI EAFE Index. Versus the benchmark, security selection, most notably in industrials, and sector allocations, especially an overweighting in the top-performing information technology sector, helped relative performance. Geographically, investments in emerging markets, which are outside the benchmark, as well as in picks in Japan and continental Europe aided fund results the most. Top individual relative contributors included China-based e-commerce giant Alibaba Group Holding. Its stock price surged as expanding e-commerce sales worldwide and the firm's broad offerings drove strong earnings growth. Shares of educational company New Oriental Education & Technology gained as China’s growing middle class invested in their children’s education. On the downside, security selection in the energy sector and, geographically, in out-of-index Canada and the U.S. nicked relative performance. Stock-level detractors included telecommunications-services company KDDI in Japan, which fell from favor as investors shifted toward more economically sensitive names after the Trump election. A non-benchmark stake in Canada's Cenovus Energy and a small cash position also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	17.8%
United Kingdom	13.7%
France	10.3%
Germany	6.7%
Switzerland	6.3%
Netherlands	5.3%
Spain	4.6%
India	3.6%
Sweden	3.2%
Other*	28.5%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

As of April 30, 2017
Japan	17.6%
United Kingdom	15.4%
France	8.6%
Switzerland	5.8%
Netherlands	5.7%
Germany	5.7%
Sweden	4.2%
Spain	4.1%
United States of America*	3.4%
Other	29.5%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.6	98.3
Short-Term Investments and Net Other Assets (Liabilities)	2.4	1.7

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	2.0	2.1
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.7	1.2
SAP SE (Germany, Software)	1.6	1.7
Statoil ASA (Norway, Oil, Gas & Consumable Fuels)	1.5	1.3
ORIX Corp. (Japan, Diversified Financial Services)	1.2	1.1
VINCI SA (France, Construction & Engineering)	1.2	0.9
Sony Corp. (Japan, Household Durables)	1.2	1.1
Micro Focus International PLC (United Kingdom, Software)	1.0	1.4
KBC Groep NV (Belgium, Banks)	1.0	1.0
British American Tobacco PLC (United Kingdom, Tobacco)	1.0	1.2
	13.4

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.0	20.8
Industrials	14.0	16.4
Consumer Discretionary	13.0	13.9
Health Care	11.0	7.7
Information Technology	10.7	13.3
Consumer Staples	10.4	10.0
Materials	5.6	6.2
Energy	5.3	4.8
Telecommunication Services	2.9	2.8
Real Estate	1.9	1.1

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (000s)
Australia - 2.0%
Altium Ltd.	1,569,213	$14,388
Australia & New Zealand Banking Group Ltd.	2,498,457	57,213
Bapcor Ltd.	8,747,451	36,420
Magellan Financial Group Ltd.	1,204,177	22,368
Ramsay Health Care Ltd.	1,002,986	51,362
Spark Infrastructure Group unit	18,522,715	36,008

TOTAL AUSTRALIA		217,759

Austria - 1.0%
Erste Group Bank AG	1,238,700	53,229
Wienerberger AG	2,081,200	53,480

TOTAL AUSTRIA		106,709

Bailiwick of Jersey - 1.4%
Glencore Xstrata PLC	20,685,349	99,728
Randgold Resources Ltd. sponsored ADR	189,614	18,633
Shire PLC	552,000	27,189

TOTAL BAILIWICK OF JERSEY		145,550

Belgium - 1.5%
Anheuser-Busch InBev SA NV	423,027	51,872
KBC Groep NV	1,297,261	107,758

TOTAL BELGIUM		159,630

Bermuda - 0.3%
Hiscox Ltd.	1,872,000	35,504
British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	219,200	7,124
Canada - 1.9%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	725,100	33,998
Cenovus Energy, Inc.	3,404,200	33,037
Constellation Software, Inc.	76,000	43,239
Franco-Nevada Corp.	227,700	18,088
PrairieSky Royalty Ltd. (b)	1,763,973	46,954
Suncor Energy, Inc.	676,200	22,958

TOTAL CANADA		198,274

Cayman Islands - 1.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	446,500	82,553
ASM Pacific Technology Ltd.	1,577,700	22,953
JD.com, Inc. sponsored ADR (a)	762,600	28,613
New Oriental Education & Technology Group, Inc. sponsored ADR	255,900	21,301

TOTAL CAYMAN ISLANDS		155,420

China - 1.4%
Kweichow Moutai Co. Ltd. (A Shares)	607,482	56,586
Qingdao Port International Co. Ltd.	11,154,000	7,878
Shanghai International Airport Co. Ltd. (A Shares)	5,861,900	38,653
Wuliangye Yibin Co. Ltd. Class A	4,443,400	44,615

TOTAL CHINA		147,732

Denmark - 0.7%
Novo Nordisk A/S Series B	966,145	48,103
Novozymes A/S Series B	393,200	21,715

TOTAL DENMARK		69,818

Finland - 0.5%
Sampo Oyj (A Shares)	929,800	48,717
France - 10.3%
Accor SA	664,400	33,151
ALTEN	336,259	29,436
Altran Technologies SA	1,492,300	27,604
Amundi SA	567,258	48,091
Atos Origin SA	252,720	39,270
AXA SA	1,278,800	38,605
BNP Paribas SA	774,100	60,451
Capgemini SA	486,200	59,099
Cegedim SA (a)	536,390	20,869
Elis SA	1,199,800	31,299
Kaufman & Broad SA	454,247	20,070
Maisons du Monde SA	1,122,200	48,562
Rexel SA	1,540,100	27,493
Sanofi SA	952,591	90,198
Sartorius Stedim Biotech	306,000	20,856
SMCP S.A.S.	644,668	16,250
Societe Generale Series A	1,243,700	69,218
Sodexo SA	558,700	71,100
Total SA	3,896,574	217,042
VINCI SA (b)	1,321,700	129,402

TOTAL FRANCE		1,098,066

Germany - 6.7%
adidas AG	360,212	80,163
Aumann AG	133,851	12,411
Deutsche Borse AG	164,581	17,045
Deutsche Post AG	2,254,367	103,254
Deutsche Telekom AG	1,845,500	33,417
Fresenius SE & Co. KGaA	429,100	35,843
Henkel AG & Co. KGaA	333,900	42,084
MTU Aero Engines Holdings AG	380,800	64,207
Muenchener Rueckversicherungs AG	122,700	27,449
Nexus AG	604,505	18,347
Rational AG	76,305	50,042
Rheinmetall AG	313,900	37,022
SAP SE	1,522,370	173,950
Wirecard AG	222,600	21,923

TOTAL GERMANY		717,157

Hong Kong - 1.2%
AIA Group Ltd.	9,260,800	69,681
Techtronic Industries Co. Ltd.	10,229,000	59,986

TOTAL HONG KONG		129,667

India - 3.6%
Avenue Supermarts Ltd.	595,148	10,484
Bharat Petroleum Corp. Ltd.	3,495,188	29,235
Bharti Infratel Ltd.	8,217,708	56,115
HDFC Bank Ltd.	1,034,409	28,953
HDFC Bank Ltd. sponsored ADR	694,884	64,138
Housing Development Finance Corp. Ltd.	3,719,156	98,071
Kajaria Ceramics Ltd.	2,444,763	25,682
Kotak Mahindra Bank Ltd.	1,211,049	19,172
Petronet LNG Ltd.	6,098,248	24,473
PNB Housing Finance Ltd.	838,105	18,420
PVR Ltd.	442,801	9,486

TOTAL INDIA		384,229

Indonesia - 0.6%
PT Bank Central Asia Tbk	16,688,600	25,717
PT Bank Rakyat Indonesia Tbk	32,624,300	37,525

TOTAL INDONESIA		63,242

Ireland - 3.1%
Allied Irish Banks PLC	2,202,142	13,016
Cairn Homes PLC (a)	20,930,170	43,458
CRH PLC	2,162,910	81,395
DCC PLC (United Kingdom)	366,900	34,793
Glenveagh Properties PLC	13,703,776	17,958
Green REIT PLC	9,492,200	16,696
James Hardie Industries PLC CDI	1,790,532	27,257
Kerry Group PLC Class A	571,300	57,531
Ryanair Holdings PLC sponsored ADR (a)	355,466	39,851

TOTAL IRELAND		331,955

Israel - 0.5%
Frutarom Industries Ltd.	692,800	57,037
Italy - 0.9%
De Longhi SpA	734,500	24,085
Intesa Sanpaolo SpA	22,174,600	74,549

TOTAL ITALY		98,634

Japan - 16.3%
AEON Financial Service Co. Ltd.	1,637,700	35,172
Daito Trust Construction Co. Ltd.	170,800	29,862
Hoya Corp.	1,466,200	79,660
Investors Cloud Co. Ltd. (b)	442,100	26,961
KDDI Corp.	3,906,500	104,079
Keyence Corp.	137,820	76,521
Komatsu Ltd.	1,572,500	51,383
Misumi Group, Inc.	1,138,800	31,200
Mitsubishi UFJ Financial Group, Inc.	13,323,000	90,372
Monex Group, Inc.	10,069,949	32,115
Morinaga & Co. Ltd.	578,200	32,847
Nidec Corp.	324,300	43,126
Nintendo Co. Ltd.	109,300	42,404
Nitori Holdings Co. Ltd.	490,500	71,285
Olympus Corp.	2,074,600	77,206
ORIX Corp.	7,596,400	130,610
Panasonic Corp.	6,185,200	93,393
Recruit Holdings Co. Ltd.	951,600	23,331
Relo Holdings Corp.	2,579,800	63,870
Renesas Electronics Corp. (a)	6,360,600	82,237
SMC Corp.	135,700	51,913
SMS Co., Ltd.	1,148,500	34,598
SoftBank Corp.	816,200	72,333
Sony Corp.	2,969,500	124,228
Start Today Co. Ltd.	1,828,300	50,076
Sundrug Co. Ltd.	870,200	37,870
Toto Ltd.	61,000	2,987
Tsuruha Holdings, Inc.	468,800	58,123
VT Holdings Co. Ltd.	3,872,500	21,080
Welcia Holdings Co. Ltd.	1,666,500	63,247

TOTAL JAPAN		1,734,089

Korea (South) - 0.3%
Hyundai Fire & Marine Insurance Co. Ltd.	331,774	13,457
KB Financial Group, Inc.	437,375	22,914

TOTAL KOREA (SOUTH)		36,371

Luxembourg - 0.7%
Eurofins Scientific SA	122,139	76,401
Marshall Islands - 0.1%
Hoegh LNG Partners LP	715,655	13,562
Netherlands - 5.3%
ASML Holding NV (Netherlands)	438,700	79,154
Basic-Fit NV (a)	579,100	13,299
IMCD Group BV	1,264,300	79,527
ING Groep NV (Certificaten Van Aandelen)	4,861,400	89,836
Intertrust NV (b)	715,684	11,004
Koninklijke Philips Electronics NV	2,599,026	105,918
Unilever NV (Certificaten Van Aandelen) (Bearer)	3,031,776	176,116
Van Lanschot NV (Bearer)	223,700	6,789

TOTAL NETHERLANDS		561,643

New Zealand - 1.1%
EBOS Group Ltd.	3,154,998	37,998
Fisher & Paykel Healthcare Corp.	3,744,125	33,948
Ryman Healthcare Group Ltd.	6,393,204	40,686

TOTAL NEW ZEALAND		112,632

Norway - 1.5%
Statoil ASA (b)	7,822,109	158,926
Philippines - 0.3%
SM Investments Corp.	1,974,665	36,557
Romania - 0.3%
Banca Transilvania SA	63,057,091	35,103
Russia - 0.4%
Sberbank of Russia sponsored ADR	3,048,700	43,749
South Africa - 0.9%
Aspen Pharmacare Holdings Ltd.	656,700	14,837
Naspers Ltd. Class N	320,800	78,165

TOTAL SOUTH AFRICA		93,002

Spain - 4.6%
Aedas Homes SAU	406,831	14,217
Amadeus IT Holding SA Class A	790,100	53,610
Atresmedia Corporacion de Medios de Comunicacion SA	1,229,800	12,635
CaixaBank SA (b)	18,391,133	86,077
Grifols SA ADR	2,461,958	58,225
Hispania Activos Inmobiliarios SA	1,424,325	24,563
Inditex SA (b)	1,333,256	49,845
Masmovil Ibercom SA (a)(b)	323,297	26,708
Mediaset Espana Comunicacion SA	2,378,700	25,857
Neinor Homes SLU	2,255,500	46,359
Prosegur Cash SA	19,469,700	63,502
Zardoya Otis SA	2,111,573	22,875

TOTAL SPAIN		484,473

Sweden - 3.2%
ASSA ABLOY AB (B Shares)	3,321,800	70,033
Com Hem Holding AB	847,200	12,721
Essity AB Class B	2,669,400	79,811
HEXPOL AB (B Shares)	1,872,700	18,947
Indutrade AB	1,342,200	37,228
Nordea Bank AB	4,487,200	54,243
Saab AB (B Shares)	650,800	33,257
Svenska Cellulosa AB (SCA) (B Shares)	4,118,900	38,672

TOTAL SWEDEN		344,912

Switzerland - 6.3%
ABB Ltd. (Reg.)	3,695,570	96,510
Credit Suisse Group AG	3,492,359	55,036
Forbo Holding AG (Reg.)	20,130	30,428
Julius Baer Group Ltd.	868,620	51,377
Kaba Holding AG (B Shares) (Reg.)	41,400	40,958
Lonza Group AG	204,259	54,256
Nestle SA (Reg. S)	821,706	69,137
Partners Group Holding AG	77,036	51,813
Roche Holding AG (participation certificate)	305,286	70,561
Schindler Holding AG (participation certificate)	170,348	38,606
Swatch Group AG (Bearer)	155,600	60,983
UBS Group AG	3,179,340	54,112

TOTAL SWITZERLAND		673,777

Taiwan - 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,732,000	22,102
United Microelectronics Corp.	62,100,000	32,073

TOTAL TAIWAN		54,175

United Kingdom - 13.7%
Anglo American PLC (United Kingdom)	1,384,500	26,111
AstraZeneca PLC (United Kingdom)	1,048,809	70,963
BAE Systems PLC	4,102,004	32,313
Barclays PLC	58,542	144
BCA Marketplace PLC	7,762,300	21,470
BHP Billiton PLC	3,418,385	61,892
Booker Group PLC	17,550,700	46,900
British American Tobacco PLC (United Kingdom)	1,219,764	78,809
Bunzl PLC	1,995,172	62,140
Cineworld Group PLC	2,055,200	18,138
CMC Markets PLC	12,570,100	26,628
Compass Group PLC	1,853,606	40,695
Conviviality PLC	3,508,273	19,815
Countryside Properties PLC	3,344,076	15,785
Cranswick PLC	1,341,488	54,876
GlaxoSmithKline PLC	3,585,419	64,349
Hastings Group Holdings PLC	3,610,729	15,111
Imperial Tobacco Group PLC	865,288	35,287
Jiangsu Yanghe Brewery JSC Ltd. ELS (HSBC Warrant Program) warrants 9/19/19 (a)(c)	2,466,200	40,976
John Wood Group PLC	2,221,100	20,989
Liberty Global PLC Class A (a)	1,294,500	39,935
LivaNova PLC (a)	682,328	50,424
London Stock Exchange Group PLC	949,236	47,416
Melrose Industries PLC	23,769,234	69,420
Micro Focus International PLC	3,150,505	110,676
Moneysupermarket.com Group PLC	5,256,022	22,681
NCC Group Ltd. (b)	9,151,300	27,955
Reckitt Benckiser Group PLC	769,819	68,873
Rex Bionics PLC (a)(d)(e)	1,297,286	30
Rio Tinto PLC	922,450	43,596
Senior Engineering Group PLC	7,132,100	27,309
Spirax-Sarco Engineering PLC	312,000	23,413
St. James's Place Capital PLC	2,427,309	37,944
Standard Chartered PLC (United Kingdom) (a)	9,043,920	90,136
Zpg PLC	8,675,409	40,328

TOTAL UNITED KINGDOM		1,453,527

United States of America - 0.6%
British American Tobacco PLC sponsored ADR	423,000	27,241
Monsanto Co.	287,400	34,804
MSCI, Inc.	42,200	4,953

TOTAL UNITED STATES OF AMERICA		66,998

TOTAL COMMON STOCKS
(Cost $7,887,727)		10,152,121

Preferred Stocks - 0.8%
Convertible Preferred Stocks - 0.3%
Cayman Islands - 0.3%
China Internet Plus Holdings Ltd. Series A-11 (a)(e)(f)	5,958,244	33,301
Nonconvertible Preferred Stocks - 0.5%
Brazil - 0.5%
Itausa-Investimentos Itau SA (PN)	16,420,200	52,604
TOTAL PREFERRED STOCKS
(Cost $76,501)		85,905
	Principal Amount (000s)	Value (000s)

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.99% to 1.04% 11/30/17 to 12/7/17 (Cost $4,516)(g)	4,520	4,516
	Shares	Value (000s)

Money Market Funds - 7.6%
Fidelity Cash Central Fund, 1.10% (h)	388,022,983	388,101
Fidelity Securities Lending Cash Central Fund 1.11% (h)(i)	417,529,962	417,572
TOTAL MONEY MARKET FUNDS
(Cost $805,681)		805,673
TOTAL INVESTMENT IN SECURITIES - 103.7%
(Cost $8,774,425)		11,048,215
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(398,953)
NET ASSETS - 100%		$10,649,262

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
TSE TOPIX Index Contracts (Japan)	1,035	Dec. 2017	$160,477	$16,840	$16,840

The notional amount of futures purchased as a percentage of Net Assets is 1.5%

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $40,976,000 or 0.4% of net assets.

 (d) Affiliated company

 (e) Level 3 security

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $33,301,000 or 0.3% of net assets.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,516,000.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$18,833

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,715
Fidelity Securities Lending Cash Central Fund	4,300
Total	$6,015

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Hoegh LNG Partners LP	$12,739	$--	$--	$975	$--	$1,746	$--
Rex Bionics PLC	357	--	--	--	--	(327)	30
Total	$13,096	$--	$--	$975	$--	$1,419	$30

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$1,350,086	$956,723	$360,062	$33,301
Consumer Staples	1,135,638	498,744	636,894	--
Energy	567,176	191,208	375,968	--
Financials	2,267,079	1,490,157	776,922	--
Health Care	1,148,229	514,052	634,147	30
Industrials	1,487,077	1,084,281	402,796	--
Information Technology	1,145,878	602,839	543,039	--
Materials	601,355	414,472	186,883	--
Real Estate	194,127	73,434	120,693	--
Telecommunication Services	305,373	95,544	209,829	--
Utilities	36,008	36,008	--	--
Government Obligations	4,516	--	4,516	--
Money Market Funds	805,673	805,673	--	--
Total Investments in Securities:	$11,048,215	$6,763,135	$4,251,749	$33,331
Derivative Instruments:
Assets
Futures Contracts	$16,840	$16,840	$--	$--
Total Assets	$16,840	$16,840	$--	$--
Total Derivative Instruments:	$16,840	$16,840	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$1,142,021
Level 2 to Level 1	$181,730

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Futures Contracts(a)	$16,840	$0
Total Equity Risk	16,840	0
Total Value of Derivatives	$16,840	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $394,457) — See accompanying schedule: Unaffiliated issuers (cost $7,964,803)	$10,242,512
Fidelity Central Funds (cost $805,681)	805,673
Other affiliated issuers (cost $3,941)	30
Total Investment in Securities (cost $8,774,425)		$11,048,215
Foreign currency held at value (cost $10)		10
Receivable for investments sold		12,605
Receivable for fund shares sold		6,444
Dividends receivable		26,726
Distributions receivable from Fidelity Central Funds		696
Prepaid expenses		23
Other receivables		4,694
Total assets		11,099,413
Liabilities
Payable to custodian bank	$19
Payable for investments purchased	11,110
Payable for fund shares redeemed	11,664
Accrued management fee	6,647
Distribution and service plan fees payable	89
Payable for daily variation margin on futures contracts	683
Other affiliated payables	1,374
Other payables and accrued expenses	966
Collateral on securities loaned	417,599
Total liabilities		450,151
Net Assets		$10,649,262
Net Assets consist of:
Paid in capital		$7,869,998
Undistributed net investment income		108,446
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		381,985
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,288,833
Net Assets		$10,649,262
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($247,565 ÷ 5,306.0 shares)		$46.66
Maximum offering price per share (100/94.25 of $46.66)		$49.51
Class M:
Net Asset Value and redemption price per share ($34,856 ÷ 752.0 shares)		$46.35
Maximum offering price per share (100/96.50 of $46.35)		$48.03
Class C:
Net Asset Value and offering price per share ($28,404 ÷ 618.3 shares)(a)		$45.94
International Discovery:
Net Asset Value, offering price and redemption price per share ($7,350,693 ÷ 156,279.9 shares)		$47.04
Class K:
Net Asset Value, offering price and redemption price per share ($2,228,308 ÷ 47,456.1 shares)		$46.96
Class I:
Net Asset Value, offering price and redemption price per share ($658,324 ÷ 14,031.2 shares)		$46.92
Class Z:
Net Asset Value, offering price and redemption price per share ($101,112 ÷ 2,154.8 shares)		$46.92

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2017
Investment Income
Dividends (including $975 earned from other affiliated issuers)		$219,771
Interest		20
Income from Fidelity Central Funds		6,015
Income before foreign taxes withheld		225,806
Less foreign taxes withheld		(19,098)
Total income		206,708
Expenses
Management fee
Basic fee	$64,306
Performance adjustment	6,041
Transfer agent fees	14,185
Distribution and service plan fees	1,008
Accounting and security lending fees	1,784
Custodian fees and expenses	1,428
Independent trustees' fees and expenses	38
Registration fees	173
Audit	122
Legal	48
Miscellaneous	81
Total expenses before reductions	89,214
Expense reductions	(1,429)	87,785
Net investment income (loss)		118,923
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,016,110
Fidelity Central Funds	(12)
Foreign currency transactions	(163)
Futures contracts	14,541
Total net realized gain (loss)		1,030,476
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,087,126
Fidelity Central Funds	(36)
Other affiliated issuers	1,419
Assets and liabilities in foreign currencies	858
Futures contracts	13,054
Total change in net unrealized appreciation (depreciation)		1,102,421
Net gain (loss)		2,132,897
Net increase (decrease) in net assets resulting from operations		$2,251,820

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$118,923	$162,246
Net realized gain (loss)	1,030,476	(541,847)
Change in net unrealized appreciation (depreciation)	1,102,421	(131,024)
Net increase (decrease) in net assets resulting from operations	2,251,820	(510,625)
Distributions to shareholders from net investment income	(150,174)	(113,434)
Distributions to shareholders from net realized gain	(11,939)	(1,362)
Total distributions	(162,113)	(114,796)
Share transactions - net increase (decrease)	(822,002)	(960,274)
Redemption fees	9	70
Total increase (decrease) in net assets	1,267,714	(1,585,625)
Net Assets
Beginning of period	9,381,548	10,967,173
End of period	$10,649,262	$9,381,548
Other Information
Undistributed net investment income end of period	$108,446	$142,052

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Discovery Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.60	$39.78	$38.70	$39.49	$31.66
Income from Investment Operations
Net investment income (loss)A	.36	.47B	.40C	.53D	.34
Net realized and unrealized gain (loss)	9.22	(2.38)	.79	(.67)	7.97
Total from investment operations	9.58	(1.91)	1.19	(.14)	8.31
Distributions from net investment income	(.47)	(.27)	(.11)	(.33)	(.45)
Distributions from net realized gain	(.05)	(.01)	–	(.31)	(.03)
Total distributions	(.52)	(.27)E	(.11)	(.65)F	(.48)
Redemption fees added to paid in capitalA,G	–	–	–	–	–
Net asset value, end of period	$46.66	$37.60	$39.78	$38.70	$39.49
Total ReturnH,I	25.87%	(4.83)%	3.09%	(.36)%	26.59%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.29%	1.35%	1.33%	1.28%	1.35%
Expenses net of fee waivers, if any	1.29%	1.35%	1.33%	1.28%	1.35%
Expenses net of all reductions	1.27%	1.34%	1.32%	1.28%	1.33%
Net investment income (loss)	.88%	1.26%B	1.00%C	1.35%D	.97%
Supplemental Data
Net assets, end of period (in millions)	$248	$236	$283	$297	$347
Portfolio turnover rateL	42%	50%M	60%M	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

 E Total distributions of $.27 per share is comprised of distributions from net investment income of $.269 and distributions from net realized gain of $.005 per share.

 F Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.34	$39.51	$38.43	$39.23	$31.42
Income from Investment Operations
Net investment income (loss)A	.26	.38B	.30C	.44D	.26
Net realized and unrealized gain (loss)	9.17	(2.37)	.80	(.68)	7.92
Total from investment operations	9.43	(1.99)	1.10	(.24)	8.18
Distributions from net investment income	(.37)	(.17)	(.02)	(.25)	(.34)
Distributions from net realized gain	(.05)	(.01)	–	(.31)	(.03)
Total distributions	(.42)	(.18)	(.02)	(.56)	(.37)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$46.35	$37.34	$39.51	$38.43	$39.23
Total ReturnF,G	25.57%	(5.07)%	2.86%	(.60)%	26.31%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.53%	1.58%	1.57%	1.51%	1.59%
Expenses net of fee waivers, if any	1.52%	1.58%	1.57%	1.51%	1.59%
Expenses net of all reductions	1.51%	1.57%	1.56%	1.51%	1.57%
Net investment income (loss)	.64%	1.02%B	.76%C	1.11%D	.73%
Supplemental Data
Net assets, end of period (in millions)	$35	$35	$43	$49	$53
Portfolio turnover rateJ	42%	50%K	60%K	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$36.96	$39.14	$38.25	$39.07	$31.32
Income from Investment Operations
Net investment income (loss)A	.04	.19B	.10C	.23D	.08
Net realized and unrealized gain (loss)	9.12	(2.37)	.79	(.66)	7.90
Total from investment operations	9.16	(2.18)	.89	(.43)	7.98
Distributions from net investment income	(.13)	–	–	(.08)	(.20)
Distributions from net realized gain	(.05)	–	–	(.31)	(.03)
Total distributions	(.18)	–	–	(.39)	(.23)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$45.94	$36.96	$39.14	$38.25	$39.07
Total ReturnF,G	24.93%	(5.57)%	2.33%	(1.10)%	25.65%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.05%	2.10%	2.09%	2.03%	2.10%
Expenses net of fee waivers, if any	2.05%	2.10%	2.09%	2.03%	2.09%
Expenses net of all reductions	2.04%	2.09%	2.08%	2.02%	2.07%
Net investment income (loss)	.11%	.50%B	.24%C	.60%D	.23%
Supplemental Data
Net assets, end of period (in millions)	$28	$26	$32	$35	$36
Portfolio turnover rateJ	42%	50%K	60%K	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .13%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06) %.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.91	$40.12	$39.03	$39.82	$31.91
Income from Investment Operations
Net investment income (loss)A	.50	.61B	.54C	.67D	.47
Net realized and unrealized gain (loss)	9.29	(2.41)	.81	(.68)	8.02
Total from investment operations	9.79	(1.80)	1.35	(.01)	8.49
Distributions from net investment income	(.61)	(.41)	(.26)	(.47)	(.55)
Distributions from net realized gain	(.05)	(.01)	–	(.31)	(.03)
Total distributions	(.66)	(.41)E	(.26)	(.78)	(.58)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$47.04	$37.91	$40.12	$39.03	$39.82
Total ReturnG	26.33%	(4.53)%	3.47%	(.01)%	27.03%
Ratios to Average Net AssetsH,I
Expenses before reductions	.94%	1.00%	.99%	.93%	1.00%
Expenses net of fee waivers, if any	.94%	1.00%	.99%	.93%	1.00%
Expenses net of all reductions	.92%	.99%	.98%	.93%	.98%
Net investment income (loss)	1.22%	1.61%B	1.34%C	1.69%D	1.32%
Supplemental Data
Net assets, end of period (in millions)	$7,351	$6,421	$7,209	$7,464	$7,800
Portfolio turnover rateJ	42%	50%K	60%K	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 E Total distributions of $.41 per share is comprised of distributions from net investment income of $.409 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class K

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.86	$40.06	$38.97	$39.76	$31.87
Income from Investment Operations
Net investment income (loss)A	.55	.66B	.59C	.72D	.52
Net realized and unrealized gain (loss)	9.26	(2.39)	.81	(.67)	8.01
Total from investment operations	9.81	(1.73)	1.40	.05	8.53
Distributions from net investment income	(.66)	(.46)	(.31)	(.53)	(.61)
Distributions from net realized gain	(.05)	(.01)	–	(.31)	(.03)
Total distributions	(.71)	(.47)	(.31)	(.84)	(.64)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$46.96	$37.86	$40.06	$38.97	$39.76
Total ReturnF	26.47%	(4.38)%	3.61%	.13%	27.23%
Ratios to Average Net AssetsG,H
Expenses before reductions	.82%	.86%	.86%	.80%	.85%
Expenses net of fee waivers, if any	.82%	.86%	.86%	.80%	.85%
Expenses net of all reductions	.80%	.85%	.85%	.79%	.83%
Net investment income (loss)	1.35%	1.74%B	1.47%C	1.83%D	1.47%
Supplemental Data
Net assets, end of period (in millions)	$2,228	$1,880	$2,308	$2,464	$2,576
Portfolio turnover rateI	42%	50%J	60%J	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.82	$40.03	$38.96	$39.76	$31.87
Income from Investment Operations
Net investment income (loss)A	.49	.61B	.53C	.67D	.47
Net realized and unrealized gain (loss)	9.27	(2.40)	.80	(.68)	8.01
Total from investment operations	9.76	(1.79)	1.33	(.01)	8.48
Distributions from net investment income	(.61)	(.42)	(.26)	(.48)	(.56)
Distributions from net realized gain	(.05)	(.01)	–	(.31)	(.03)
Total distributions	(.66)	(.42)E	(.26)	(.79)	(.59)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$46.92	$37.82	$40.03	$38.96	$39.76
Total ReturnG	26.29%	(4.52)%	3.44%	(.01)%	27.03%
Ratios to Average Net AssetsH,I
Expenses before reductions	.96%	1.00%	1.00%	.93%	1.00%
Expenses net of fee waivers, if any	.96%	1.00%	.99%	.93%	1.00%
Expenses net of all reductions	.94%	.99%	.98%	.93%	.97%
Net investment income (loss)	1.21%	1.60%B	1.33%C	1.69%D	1.33%
Supplemental Data
Net assets, end of period (in millions)	$658	$745	$1,061	$650	$476
Portfolio turnover rateJ	42%	50%K	60%K	57%	65%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.22%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 E Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class Z

Years ended October 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$37.84	$40.03	$38.96	$39.77	$37.22
Income from Investment Operations
Net investment income (loss)B	.56	.66C	.59D	.72E	.07
Net realized and unrealized gain (loss)	9.24	(2.38)	.80	(.68)	2.48
Total from investment operations	9.80	(1.72)	1.39	.04	2.55
Distributions from net investment income	(.67)	(.46)	(.32)	(.54)	–
Distributions from net realized gain	(.05)	(.01)	–	(.31)	–
Total distributions	(.72)	(.47)	(.32)	(.85)	–
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$46.92	$37.84	$40.03	$38.96	$39.77
Total ReturnG,H	26.44%	(4.36)%	3.58%	.12%	6.85%
Ratios to Average Net AssetsI,J
Expenses before reductions	.82%	.86%	.86%	.80%	.85%K
Expenses net of fee waivers, if any	.82%	.86%	.86%	.80%	.85%K
Expenses net of all reductions	.80%	.85%	.85%	.79%	.83%K
Net investment income (loss)	1.35%	1.74%C	1.47%D	1.83%E	.76%K
Supplemental Data
Net assets, end of period (in millions)	$101	$38	$30	$35	$–
Portfolio turnover rateL	42%	50%M	60%M	57%	65%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 E Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, International Discovery, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,412,009
Gross unrealized depreciation	(158,816)
Net unrealized appreciation (depreciation)	$2,253,193
Tax Cost	$8,811,862

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$115,404
Undistributed long-term capital gain	$412,934
Net unrealized appreciation (depreciation) on securities and other investments	$2,251,367

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$162,113	$ 114,796

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,991,057 and $5,033,189, respectively.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 1,487 shares of the Fund held by an unaffiliated entity were redeemed for investments and cash with a value of $55,670. The Fund had a net gain of $10,064 on investments delivered through the in-kind redemptions. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$585	$3
Class M	.25%	.25%	166	–
Class C	.75%	.25%	257	17
			$1,008	$20

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$30
Class M	2
Class C(a)	3
$35

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$627.27
Class M	85.26
Class C	73.28
International Discovery	11,267.17
Class K	916.05
Class I	1,182.19
Class Z	35.05
	$14,185

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $13 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,300. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,346 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $81.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$2,894	$1,912
Class M	333	184
Class C	92	–
International Discovery	102,284	73,519
Class K	32,411	26,239
Class I	11,493	11,205
Class Z	667	375
Total	$150,174	$113,434
From net realized gain
Class A	$302	$36
Class M	44	5
Class C	33	–
International Discovery	8,190	899
Class K	2,392	284
Class I	929	134
Class Z	49	4
Total	$11,939	$1,362

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	712	885	$29,106	$33,250
Reinvestment of distributions	87	48	3,152	1,922
Shares redeemed	(1,774)	(1,758)	(71,253)	(66,337)
Net increase (decrease)	(975)	(825)	$(38,995)	$(31,165)
Class M
Shares sold	80	126	$3,246	$4,736
Reinvestment of distributions	10	5	365	183
Shares redeemed	(274)	(282)	(10,830)	(10,546)
Net increase (decrease)	(184)	(151)	$(7,219)	$(5,627)
Class B
Shares sold	–	1	$–	$16
Shares redeemed	–	(58)	–	(2,118)
Net increase (decrease)	–	(57)	$–	$(2,102)
Class C
Shares sold	83	193	$3,499	$7,216
Reinvestment of distributions	3	–	116	–
Shares redeemed	(174)	(298)	(6,878)	(11,125)
Net increase (decrease)	(88)	(105)	$(3,263)	$(3,909)
International Discovery
Shares sold	19,989	18,319	$812,564	$696,598
Reinvestment of distributions	2,884	1,781	105,223	70,961
Shares redeemed	(35,967)	(30,424)	(1,442,640)	(1,154,409)
Net increase (decrease)	(13,094)	(10,324)	$(524,853)	$(386,850)
Class K
Shares sold	10,877	12,391	$448,875	$466,861
Reinvestment of distributions	957	667	34,802	26,523
Shares redeemed	(14,039)	(21,012)(a)	(560,342)	(800,081)(a)
Net increase (decrease)	(2,205)	(7,954)	$(76,665)	$(306,697)
Class I
Shares sold	3,202	8,874	$130,302	$334,588
Reinvestment of distributions	82	52	2,985	2,069
Shares redeemed	(8,961)	(15,719)	(349,072)	(569,974)
Net increase (decrease)	(5,677)	(6,793)	$(215,785)	$(233,317)
Class Z
Shares sold	1,483	497	$58,502	$18,760
Reinvestment of distributions	20	10	716	379
Shares redeemed	(351)	(256)	(14,440)	(9,746)
Net increase (decrease)	1,152	251	$44,778	$9,393

 (a) Amount includes in-kind redemptions (see the prior Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 12% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity International Discovery Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 12, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.33%
Actual		$1,000.00	$1,136.90	$7.16
Hypothetical-C		$1,000.00	$1,018.50	$6.77
Class M	1.57%
Actual		$1,000.00	$1,135.50	$8.45
Hypothetical-C		$1,000.00	$1,017.29	$7.98
Class C	2.10%
Actual		$1,000.00	$1,132.60	$11.29
Hypothetical-C		$1,000.00	$1,014.62	$10.66
International Discovery	.98%
Actual		$1,000.00	$1,139.00	$5.28
Hypothetical-C		$1,000.00	$1,020.27	$4.99
Class K	.87%
Actual		$1,000.00	$1,139.50	$4.69
Hypothetical-C		$1,000.00	$1,020.82	$4.43
Class I	1.01%
Actual		$1,000.00	$1,138.80	$5.44
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Class Z	.86%
Actual		$1,000.00	$1,139.40	$4.64
Hypothetical-C		$1,000.00	$1,020.87	$4.38

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Discovery Fund
Class A	12/11/17	12/08/17	$0.340	$1.832
Class M	12/11/17	12/08/17	$0.240	$1.832
Class C	12/11/17	12/08/17	$0.022	$1.832
International Discovery	12/11/17	12/08/17	$0.502	$1.832
Class K	12/11/17	12/08/17	$0.554	$1.832
Class I	12/11/17	12/08/17	$0.490	$1.832
Class Z	12/11/17	12/08/17	$0.555	$1.832

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $412,933,613, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 2%; Class M designates 3%; Class C designates 5%; International Discovery designates 2%; Class K designates 2%; Class I designates 2% and Class Z designates 2% of the dividends distributed in during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, International Discovery, Class K, Class I and Class Z designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Discovery Fund
Class A	12/12/16	$0.5749	$0.0559
Class M	12/12/16	$0.4739	$0.0559
Class C	12/12/16	$0.2389	$0.0559
International Discovery	12/12/16	$0.7169	$0.0559
Class K	12/12/16	$0.7689	$0.0559
Class I	12/12/16	$0.7109	$0.0559
Class Z	12/12/16	$0.7729	$0.0559

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Discovery Fund

The Board has discussed the fund's underperformance (based on the December 31, 2016 data presented herein) with FMR, including the fund's investment strategy, the portfolio management team, and broader trends in the market that may have impacted the fund's performance, and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, Class Z, the retail class, and Class K ranked below the competitive median for 2016 and the total expense ratio of each of Class M (formerly Class T) and Class C ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 12b-1 fees. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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IGI-K-ANN-1217
1.863307.109

Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund -

Class A, Class M (formerly Class T), Class C and Class I

Annual Report

October 31, 2017

Class A, Class M, Class C and Class I are classes of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	9.98%	2.03%	0.07%
Class M (incl. 3.50% sales charge)	12.33%	2.23%	0.04%
Class C (incl. contingent deferred sales charge)	14.85%	2.44%	(0.07)%
Class I	17.01%	3.58%	1.01%

 A From May 8, 2008

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund - Class A on May 8, 2008, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Period Ending Values
$10,065	Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund - Class A
$8,179	MSCI EM (Emerging Markets) Europe, Middle East and Africa Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Adam Kutas:  For the fiscal year ending October 31, 2017, the fund’s share classes gained about 16% to 17%, outpacing the 15.44% return of the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index. Emerging EMEA countries, especially those with significant exposure to commodities, rallied strongly after investors decided that commodities likely had hit a bottom in late 2016. Our relatively conservative approach, which emphasizes higher-quality companies, gave the fund an edge over its MSCI benchmark, as these stocks generally posted the best returns this period. Stock selection delivered almost all of the our outperformance versus the benchmark, led by choices in financials and industrials. At the stock level, underweighting poorly performing Steinhoff International Holdings, a private-equity investor based in South Africa, was the fund’s biggest individual relative contributor. Steinhoff owns a variety of businesses, including a chain of European furniture retailers, and I found the business too opaque. While I had owned a small position early in the period to help mitigate risk, I ultimately sold it because it failed to meet my investment criteria. Also contributing was an underweighting in another weak index component, Russian retailer Magnit, which struggled amid competition. Conversely, stock picking in materials detracted notably; however, on an individual basis, underweighting South African internet company Naspers (+46%), a very large benchmark component weighed most on the fund’s relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
South Africa	42.4%
Russia	19.3%
United Arab Emirates	6.4%
United Kingdom	5.0%
Hungary	4.1%
Poland	4.0%
Nigeria	2.3%
Greece	2.3%
Romania	2.2%
Other*	12.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
South Africa	41.3%
Russia	21.6%
United Arab Emirates	5.8%
Poland	5.6%
United Kingdom	4.1%
Romania	2.4%
Greece	1.9%
Nigeria	1.9%
Hungary	1.8%
Other*	13.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.6	99.5
Short-Term Investments and Net Other Assets (Liabilities)	0.4	0.5

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Naspers Ltd. Class N (South Africa, Media)	11.7	8.3
Sberbank of Russia (Russia, Banks)	5.8	5.5
Lukoil PJSC (Russia, Oil, Gas & Consumable Fuels)	3.7	3.9
Standard Bank Group Ltd. (South Africa, Banks)	2.8	2.7
Tatneft PAO (Russia, Oil, Gas & Consumable Fuels)	2.3	1.6
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	2.3	0.9
OTP Bank PLC (Hungary, Banks)	2.2	1.8
FirstRand Ltd. (South Africa, Diversified Financial Services)	2.2	3.1
NOVATEK OAO (Russia, Oil, Gas & Consumable Fuels)	2.1	2.1
Shoprite Holdings Ltd. (South Africa, Food & Staples Retailing)	1.7	2.0
	36.8

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.7	31.1
Consumer Discretionary	20.6	18.9
Energy	15.5	16.3
Materials	9.9	11.3
Consumer Staples	9.0	10.3
Industrials	5.7	4.6
Telecommunication Services	3.0	2.1
Real Estate	2.7	2.7
Health Care	1.5	1.7
Utilities	0.0	0.3

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2017, the Fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
Austria - 1.1%
BUWOG-Gemeinnuetzige Wohnung	17,100	$493,193
Erste Group Bank AG	14,300	614,490

TOTAL AUSTRIA		1,107,683

Bailiwick of Jersey - 1.1%
Glencore Xstrata PLC	112,200	542,004
Wizz Air Holdings PLC (a)	11,688	508,392

TOTAL BAILIWICK OF JERSEY		1,050,396

Bermuda - 1.0%
Central European Media Enterprises Ltd. Class A (a)(b)	220,900	1,016,140
Botswana - 0.2%
First National Bank of Botswana Ltd.	1,042,331	229,488
British Virgin Islands - 0.5%
Lenta Ltd. GDR (a)	80,900	510,479
Canada - 0.2%
Detour Gold Corp. (a)	19,100	203,569
Cyprus - 0.5%
Globaltrans Investment PLC GDR (Reg. S)	58,100	536,844
Finland - 0.2%
Nokian Tyres PLC	4,400	201,785
Greece - 2.3%
Fourlis Holdings SA	70,000	454,175
Jumbo SA	26,536	426,564
Motor Oil (HELLAS) Corinth Refineries SA	21,500	514,660
Mytilineos Holdings SA (a)	31,000	324,632
Sarantis SA	37,800	543,787

TOTAL GREECE		2,263,818

Hungary - 4.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	120,000	1,436,988
OTP Bank PLC	54,700	2,205,933
Richter Gedeon PLC	16,000	398,041

TOTAL HUNGARY		4,040,962

Israel - 0.5%
Elbit Systems Ltd. (Israel)	3,400	504,026
Kenya - 1.3%
KCB Group Ltd.	1,771,800	648,948
Safaricom Ltd.	2,640,544	649,001

TOTAL KENYA		1,297,949

Morocco - 1.0%
Attijariwafa Bank	11,000	547,765
Douja Promotion Groupe Addoha SA	100,000	454,277

TOTAL MOROCCO		1,002,042

Netherlands - 0.7%
X5 Retail Group NV GDR (Reg. S) (a)	18,000	739,800
Nigeria - 2.3%
Dangote Cement PLC	888,994	553,152
Guaranty Trust Bank PLC	4,000,000	466,667
Nigerian Breweries PLC	1,529,339	637,225
Zenith Bank PLC	9,251,272	655,041

TOTAL NIGERIA		2,312,085

Oman - 0.6%
BankMuscat SAOG	575,400	589,004
Pakistan - 1.0%
Engro Corp. Ltd.	185,500	489,607
United Bank Ltd.	274,400	466,533

TOTAL PAKISTAN		956,140

Poland - 4.0%
Fabryki Mebli Forte SA	27,200	497,079
Globe Trade Centre SA	273,300	675,751
Inter Cars SA	7,200	569,678
Kruk SA	5,900	452,231
LPP SA	320	753,755
Orbis SA	20,500	492,795
Pfleiderer Grajewo SA	49,900	548,359

TOTAL POLAND		3,989,648

Romania - 2.2%
Banca Transilvania SA	953,183	530,618
BRD-Groupe Societe Generale	385,088	1,212,170
Fondul Propietatea SA GDR	43,000	464,400

TOTAL ROMANIA		2,207,188

Russia - 15.4%
Alrosa Co. Ltd.	844,400	1,085,822
Gazprom OAO	599,673	1,291,020
Lukoil PJSC	17,400	922,784
Lukoil PJSC sponsored ADR	52,095	2,766,245
MMC Norilsk Nickel PJSC	2,100	380,356
NOVATEK OAO	188,100	2,093,931
Novolipetsk Steel OJSC GDR (Reg. S)	45,800	1,055,690
Sberbank of Russia	1,748,280	5,793,155

TOTAL RUSSIA		15,389,003

South Africa - 42.4%
African Rainbow Minerals Ltd.	96,000	842,349
AngloGold Ashanti Ltd.	53,600	494,081
ArcelorMittal South Africa Ltd. (a)	780,000	350,866
Aveng Ltd. (a)	1,189,200	211,955
AVI Ltd.	99,900	697,030
Barloworld Ltd.	89,000	839,217
Cashbuild Ltd.	21,000	540,642
City Lodge Hotels Ltd.	58,200	518,619
Clicks Group Ltd.	89,954	1,007,968
Dis-Chem Pharmacies Pty Ltd.	212,000	496,310
DRDGOLD Ltd.	2,856,814	972,940
Exxaro Resources Ltd.	100,400	1,020,847
FirstRand Ltd.	602,000	2,182,124
Grindrod Ltd. (a)	633,200	697,298
Hulamin Ltd.	1,096,900	558,584
Imperial Holdings Ltd.	83,000	1,189,517
KAP Industrial Holdings Ltd.	887,200	533,371
Mr Price Group Ltd.	79,500	985,404
MTN Group Ltd.	265,350	2,304,095
Murray & Roberts Holdings Ltd.	399,000	451,525
Nampak Ltd. (a)	932,900	1,227,261
Naspers Ltd. Class N	47,800	11,646,786
Pioneer Foods Ltd.	87,100	733,085
Pretoria Portland Cement Co. Ltd. (a)	1,118,549	583,058
PSG Group Ltd.	75,000	1,392,397
Remgro Ltd.	89,500	1,354,646
RMB Holdings Ltd.	200,000	884,095
Sanlam Ltd.	312,000	1,560,138
Shoprite Holdings Ltd.	120,000	1,717,493
Spar Group Ltd.	82,800	974,245
Spur Corp. Ltd.	241,500	459,301
Standard Bank Group Ltd.	239,571	2,778,863

TOTAL SOUTH AFRICA		42,206,110

Turkey - 1.7%
Migros Turk Ticaret A/S (a)	75,000	516,007
Tupras Turkiye Petrol Rafinerileri A/S	32,000	1,151,428

TOTAL TURKEY		1,667,435

United Arab Emirates - 6.4%
Agthia Group PJSC	344,787	490,990
Aldar Properties PJSC	1,498,798	971,271
DP World Ltd.	49,046	1,164,843
Dubai Financial Market PJSC (a)	2,571,539	812,216
Dubai Islamic Bank Pakistan Ltd.	609,253	1,015,242
Dubai Parks and Resorts PJSC (a)	3,643,602	734,147
National Bank of Abu Dhabi PJSC	418,750	1,180,091

TOTAL UNITED ARAB EMIRATES		6,368,800

United Kingdom - 5.0%
ALDREES Petroleum and Transport Services Co. ELS (HSBC Warrant Program) warrants 1/30/20 (a)(c)	90,625	708,036
Banque Saudi Fransi ELS (HSBC Bank Warrant Program) warrants 3/24/20 (a)(c)	67,000	507,737
BGEO Group PLC	7,200	340,431
Bupa Arabia ELS (HSBC Warrant Program) warrants 10/19/18 (a)(c)	13,300	385,852
Fawaz Alhokair Group ELS (HSBC Bank Warrant Program) warrants 2/28/20 (a)(c)	39,500	375,172
Georgia Healthcare Group PLC (a)	107,500	499,716
NMC Health PLC	15,349	589,557
The Savola Group ELS (HSBC Warrant Program) warrants 1/24/20 (a)(c)	46,800	489,183
Tullow Oil PLC (a)	140,000	338,413
United International Transportation Co. ELS (HSBC Bank Warrant Program) warrants 7/8/20 (a)(c)	98,004	699,571

TOTAL UNITED KINGDOM		4,933,668

TOTAL COMMON STOCKS
(Cost $70,629,112)		95,324,062

Nonconvertible Preferred Stocks - 3.9%
Russia - 3.9%
Surgutneftegas OJSC	3,124,400	1,549,378
Tatneft PAO	431,800	2,339,163
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $2,925,647)		3,888,541

Money Market Funds - 1.2%
Fidelity Cash Central Fund, 1.10% (d)	609,627	609,749
Fidelity Securities Lending Cash Central Fund 1.11% (d)(e)	593,791	593,850
TOTAL MONEY MARKET FUNDS
(Cost $1,203,599)		1,203,599
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $74,758,358)		100,416,202
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(769,403)
NET ASSETS - 100%		$99,646,799

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,165,551 or 3.2% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,280
Fidelity Securities Lending Cash Central Fund	6,144
Total	$10,424

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$20,486,387	$20,486,387	$--	$--
Consumer Staples	9,064,419	9,064,419	--	--
Energy	15,424,857	14,502,073	922,784	--
Financials	31,542,237	22,583,531	8,958,706	--
Health Care	1,487,314	1,487,314	--	--
Industrials	5,772,103	5,772,103	--	--
Materials	9,887,698	8,914,758	972,940	--
Real Estate	2,594,492	2,594,492	--	--
Telecommunication Services	2,953,096	2,953,096	--	--
Money Market Funds	1,203,599	1,203,599	--	--
Total Investments in Securities:	$100,416,202	$89,561,772	$10,854,430	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$7,595,313

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $575,000) — See accompanying schedule: Unaffiliated issuers (cost $73,554,759)	$99,212,603
Fidelity Central Funds (cost $1,203,599)	1,203,599
Total Investment in Securities (cost $74,758,358)		$100,416,202
Foreign currency held at value (cost $5,495)		5,490
Receivable for investments sold		278,032
Receivable for fund shares sold		33,076
Dividends receivable		91,581
Distributions receivable from Fidelity Central Funds		504
Prepaid expenses		228
Other receivables		4,557
Total assets		100,829,670
Liabilities
Payable for investments purchased	$303,522
Payable for fund shares redeemed	102,400
Accrued management fee	67,391
Distribution and service plan fees payable	5,785
Other affiliated payables	25,994
Other payables and accrued expenses	84,029
Collateral on securities loaned	593,750
Total liabilities		1,182,871
Net Assets		$99,646,799
Net Assets consist of:
Paid in capital		$92,428,507
Undistributed net investment income		1,355,176
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,793,467)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,656,583
Net Assets		$99,646,799
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($5,537,939 ÷ 589,832 shares)		$9.39
Maximum offering price per share (100/94.25 of $9.39)		$9.96
Class M:
Net Asset Value and redemption price per share ($2,489,928 ÷ 266,258 shares)		$9.35
Maximum offering price per share (100/96.50 of $9.35)		$9.69
Class C:
Net Asset Value and offering price per share ($4,335,699 ÷ 466,209 shares)(a)		$9.30
Emerging Europe, Middle East, Africa (EMEA):
Net Asset Value, offering price and redemption price per share ($80,391,847 ÷ 8,543,299 shares)		$9.41
Class I:
Net Asset Value, offering price and redemption price per share ($6,891,386 ÷ 732,788 shares)		$9.40

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$3,497,074
Income from Fidelity Central Funds		10,424
Income before foreign taxes withheld		3,507,498
Less foreign taxes withheld		(365,366)
Total income		3,142,132
Expenses
Management fee	$827,200
Transfer agent fees	267,682
Distribution and service plan fees	84,704
Accounting and security lending fees	53,979
Custodian fees and expenses	135,008
Independent trustees' fees and expenses	413
Registration fees	78,462
Audit	69,733
Legal	262
Miscellaneous	837
Total expenses before reductions	1,518,280
Expense reductions	(20,686)	1,497,594
Net investment income (loss)		1,644,538
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $30,875)	4,055,484
Fidelity Central Funds	25
Foreign currency transactions	(88,621)
Total net realized gain (loss)		3,966,888
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $20,682)	10,352,417
Fidelity Central Funds	(17)
Assets and liabilities in foreign currencies	(1,597)
Total change in net unrealized appreciation (depreciation)		10,350,803
Net gain (loss)		14,317,691
Net increase (decrease) in net assets resulting from operations		$15,962,229

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,644,538	$1,751,403
Net realized gain (loss)	3,966,888	(6,335,400)
Change in net unrealized appreciation (depreciation)	10,350,803	12,445,434
Net increase (decrease) in net assets resulting from operations	15,962,229	7,861,437
Distributions to shareholders from net investment income	(1,167,439)	(1,323,710)
Share transactions - net increase (decrease)	(13,935,496)	9,065,893
Redemption fees	71,905	36,545
Total increase (decrease) in net assets	931,199	15,640,165
Net Assets
Beginning of period	98,715,600	83,075,435
End of period	$99,646,799	$98,715,600
Other Information
Undistributed net investment income end of period	$1,355,176	$1,115,481

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.13	$7.49	$9.04	$9.49	$8.71
Income from Investment Operations
Net investment income (loss)A	.12	.14	.12	.13	.16
Net realized and unrealized gain (loss)	1.22	.61	(1.50)	(.46)	.85
Total from investment operations	1.34	.75	(1.38)	(.33)	1.01
Distributions from net investment income	(.09)	(.11)	(.14)	(.12)	(.15)
Distributions from net realized gain	–	–	(.04)	–	(.07)
Total distributions	(.09)	(.11)	(.17)B	(.12)	(.23)C
Redemption fees added to paid in capitalA	.01	–D	–D	–D	–D
Net asset value, end of period	$9.39	$8.13	$7.49	$9.04	$9.49
Total ReturnE,F	16.69%	10.22%	(15.42)%	(3.48)%	11.75%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.63%	1.69%	1.61%	1.60%	1.64%
Expenses net of fee waivers, if any	1.62%	1.65%	1.61%	1.60%	1.63%
Expenses net of all reductions	1.61%	1.64%	1.60%	1.60%	1.62%
Net investment income (loss)	1.41%	1.90%	1.51%	1.45%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$5,538	$7,867	$5,788	$7,889	$10,883
Portfolio turnover rateI	47%	54%	50%	38%	64%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.17 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.039 per share.

 C Total distributions of $.23 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.074 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.10	$7.44	$9.01	$9.46	$8.68
Income from Investment Operations
Net investment income (loss)A	.10	.12	.10	.11	.14
Net realized and unrealized gain (loss)	1.21	.61	(1.51)	(.46)	.84
Total from investment operations	1.31	.73	(1.41)	(.35)	.98
Distributions from net investment income	(.07)	(.07)	(.13)	(.10)	(.12)
Distributions from net realized gain	–	–	(.04)	–	(.07)
Total distributions	(.07)	(.07)	(.16)B	(.10)	(.20)C
Redemption fees added to paid in capitalA	.01	–D	–D	–D	–D
Net asset value, end of period	$9.35	$8.10	$7.44	$9.01	$9.46
Total ReturnE,F	16.40%	9.98%	(15.80)%	(3.67)%	11.42%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.95%	2.00%	1.92%	1.92%	1.93%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.88%	1.89%	1.89%	1.90%	1.88%
Net investment income (loss)	1.14%	1.65%	1.22%	1.15%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$2,490	$2,580	$2,003	$2,465	$3,465
Portfolio turnover rateI	47%	54%	50%	38%	64%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.16 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.039 per share.

 C Total distributions of $.20 per share is comprised of distributions from net investment income of $.122 and distributions from net realized gain of $.074 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.06	$7.39	$8.93	$9.39	$8.62
Income from Investment Operations
Net investment income (loss)A	.06	.09	.06	.06	.09
Net realized and unrealized gain (loss)	1.20	.60	(1.48)	(.46)	.83
Total from investment operations	1.26	.69	(1.42)	(.40)	.92
Distributions from net investment income	(.03)	(.02)	(.08)	(.06)	(.08)
Distributions from net realized gain	–	–	(.04)	–	(.07)
Total distributions	(.03)	(.02)	(.12)	(.06)	(.15)
Redemption fees added to paid in capitalA	.01	–B	–B	–B	–B
Net asset value, end of period	$9.30	$8.06	$7.39	$8.93	$9.39
Total ReturnC,D	15.85%	9.33%	(16.08)%	(4.24)%	10.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.42%	2.47%	2.41%	2.40%	2.42%
Expenses net of fee waivers, if any	2.39%	2.40%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.37%	2.39%	2.39%	2.40%	2.38%
Net investment income (loss)	.65%	1.15%	.72%	.65%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$4,336	$6,269	$4,104	$6,662	$6,782
Portfolio turnover rateG	47%	54%	50%	38%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.14	$7.50	$9.08	$9.52	$8.75
Income from Investment Operations
Net investment income (loss)A	.15	.16	.14	.16	.18
Net realized and unrealized gain (loss)	1.21	.61	(1.51)	(.47)	.84
Total from investment operations	1.36	.77	(1.37)	(.31)	1.02
Distributions from net investment income	(.10)	(.13)	(.17)	(.13)	(.18)
Distributions from net realized gain	–	–	(.04)	–	(.07)
Total distributions	(.10)	(.13)	(.21)	(.13)	(.25)
Redemption fees added to paid in capitalA	.01	–B	–B	–B	–B
Net asset value, end of period	$9.41	$8.14	$7.50	$9.08	$9.52
Total ReturnC	17.04%	10.54%	(15.33)%	(3.21)%	11.90%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.38%	1.46%	1.39%	1.37%	1.40%
Expenses net of fee waivers, if any	1.38%	1.40%	1.38%	1.37%	1.40%
Expenses net of all reductions	1.37%	1.39%	1.38%	1.37%	1.38%
Net investment income (loss)	1.66%	2.15%	1.74%	1.68%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$80,392	$76,193	$67,521	$96,784	$110,265
Portfolio turnover rateF	47%	54%	50%	38%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.14	$7.50	$9.08	$9.52	$8.75
Income from Investment Operations
Net investment income (loss)A	.16	.17	.15	.16	.19
Net realized and unrealized gain (loss)	1.20	.61	(1.51)	(.46)	.84
Total from investment operations	1.36	.78	(1.36)	(.30)	1.03
Distributions from net investment income	(.11)	(.14)	(.18)	(.14)	(.19)
Distributions from net realized gain	–	–	(.04)	–	(.07)
Total distributions	(.11)	(.14)	(.22)	(.14)	(.26)
Redemption fees added to paid in capitalA	.01	–B	–B	–B	–B
Net asset value, end of period	$9.40	$8.14	$7.50	$9.08	$9.52
Total ReturnC	17.01%	10.69%	(15.23)%	(3.09)%	12.05%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.27%	1.31%	1.25%	1.26%	1.30%
Expenses net of fee waivers, if any	1.27%	1.31%	1.25%	1.26%	1.30%
Expenses net of all reductions	1.26%	1.30%	1.24%	1.26%	1.28%
Net investment income (loss)	1.77%	2.24%	1.88%	1.79%	2.15%
Supplemental Data
Net assets, end of period (000 omitted)	$6,891	$5,807	$3,478	$5,596	$10,231
Portfolio turnover rateF	47%	54%	50%	38%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Emerging Europe, Middle East, Africa (EMEA) and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$29,225,765
Gross unrealized depreciation	(4,129,931)
Net unrealized appreciation (depreciation)	$25,095,834
Tax Cost	$75,320,368

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,418,934
Capital loss carryforward	$(19,295,216)
Net unrealized appreciation (depreciation) on securities and other investments	$25,094,573

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$(1,624,705)
No expiration
Short-term	(2,621,070)
Long-term	(15,049,441)
Total no expiration	(17,670,511)
Total capital loss carryforward	$(19,295,216)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$1,167,439	$ 1,323,710

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $47,999,938 and $60,426,962, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$16,881	$–
Class M	.25%	.25%	12,548	158
Class C	.75%	.25%	55,275	6,686
			$84,704	$6,844

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,438
Class M	540
Class C(a)	399
$3,377

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$16,971.25
Class M	8,275.33
Class C	16,248.29
Emerging Europe, Middle East, Africa (EMEA)	214,883.26
Class I	11,305.15
	$ 267,682

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $171 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,490.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $333 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,144. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class M	1.90%	$1,327
Class C	2.40%	1,816
		$3,143

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16,630 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $913.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$82,211	$80,414
Class M	22,957	18,230
Class B	–	201
Class C	25,148	9,270
Emerging Europe, Middle East, Africa (EMEA)	957,314	1,152,813
Class I	79,809	62,782
Total	$1,167,439	$1,323,710

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	288,036	455,903	$2,454,533	$3,437,125
Reinvestment of distributions	9,506	10,903	78,136	75,669
Shares redeemed	(675,335)	(272,430)	(5,836,992)	(1,968,300)
Net increase (decrease)	(377,793)	194,376	$(3,304,323)	$1,544,494
Class M
Shares sold	66,562	127,263	$565,838	$957,632
Reinvestment of distributions	2,795	2,627	22,945	18,230
Shares redeemed	(121,397)	(80,720)	(1,049,817)	(600,724)
Net increase (decrease)	(52,040)	49,170	$(461,034)	$375,138
Class B
Shares sold	–	6,222	$–	$48,688
Reinvestment of distributions	–	29	–	201
Shares redeemed	–	(30,363)	–	(224,475)
Net increase (decrease)	–	(24,112)	$–	$(175,586)
Class C
Shares sold	157,368	511,536	$1,360,245	$3,858,488
Reinvestment of distributions	2,631	776	21,571	5,381
Shares redeemed	(471,197)	(290,654)	(4,103,204)	(2,107,856)
Net increase (decrease)	(311,198)	221,658	$(2,721,388)	$1,756,013
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	3,934,827	3,096,394	$34,220,494	$23,505,412
Reinvestment of distributions	108,986	155,366	895,866	1,078,225
Shares redeemed	(4,855,547)	(2,896,341)	(42,616,730)	(21,342,473)
Net increase (decrease)	(811,734)	355,419	$(7,500,370)	$3,241,164
Class I
Shares sold	791,073	627,690	$6,865,207	$5,110,628
Reinvestment of distributions	9,024	7,594	74,090	52,629
Shares redeemed	(780,970)	(385,176)	(6,887,678)	(2,838,587)
Net increase (decrease)	19,127	250,108	$51,619	$2,324,670

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.57%
Actual		$1,000.00	$1,071.90	$8.20
Hypothetical-C		$1,000.00	$1,017.29	$7.98
Class M	1.89%
Actual		$1,000.00	$1,069.80	$9.86
Hypothetical-C		$1,000.00	$1,015.68	$9.60
Class C	2.35%
Actual		$1,000.00	$1,067.70	$12.25
Hypothetical-C		$1,000.00	$1,013.36	$11.93
Emerging Europe, Middle East, Africa (EMEA)	1.37%
Actual		$1,000.00	$1,073.00	$7.16
Hypothetical-C		$1,000.00	$1,018.30	$6.97
Class I	1.18%
Actual		$1,000.00	$1,073.10	$6.17
Hypothetical-C		$1,000.00	$1,019.26	$6.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund
Class A	12/11/17	12/08/17	$0.130	$0.008
Class M	12/11/17	12/08/17	$0.109	$0.008
Class C	12/11/17	12/08/17	$0.038	$0.008
Emerging Europe, Middle East, Africa (EMEA)	12/11/17	12/08/17	$0.157	$0.008
Class I	12/11/17	12/08/17	$0.167	$0.008

Class A, Class M, Class C, Emerging Europe, Middle East, Africa (EMEA), and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund
Class A	12/12/16	$0.1186	$0.0336
Class M	12/12/16	$0.1026	$0.0336
Class C	12/12/16	$0.0666	$0.0336
Emerging Europe, Middle East, Africa (EMEA)	12/12/16	$0.1356	$0.0336
Class I	12/12/16	$0.1426	$0.0336

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2017.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class A, Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class M, Class C, and Class I was above the competitive median because of relatively higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class M was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AEME-ANN-1217
1.861989.109

Item 2.

Code of Ethics

As of the end of the period, October 31, 2017, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Diversified International K6 Fund, Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Flex International Fund, Fidelity Global Equity Income Fund, Fidelity International Capital Appreciation K6 Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, and Fidelity Total International Equity Fund (the “Funds”):

Services Billed by Deloitte Entities

October 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Diversified International K6 Fund	$47,000	$-	$7,200	$600
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$52,000	$100	$6,300	$1,500
Fidelity Flex International Fund	$47,000	$100	$7,000	$800
Fidelity Global Equity Income Fund	$48,000	$100	$6,100	$1,400
Fidelity International Capital Appreciation K6 Fund	$46,000	$-	$7,200	$600
Fidelity International Small Cap Fund	$59,000	$100	$7,200	$1,700
Fidelity International Small Cap Opportunities Fund	$53,000	$100	$6,100	$1,500
Fidelity International Value Fund	$51,000	$100	$6,100	$1,400
Fidelity Series Emerging Markets Fund	$45,000	$100	$7,500	$1,300
Fidelity Series International Small Cap Fund	$47,000	$100	$6,100	$1,300
Fidelity Series International Value Fund	$47,000	$100	$6,100	$1,300
Fidelity Total International Equity Fund	$65,000	$100	$7,000	$1,800

October 31, 2016 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International K6 Fund	$-	$-	$-	$-
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$52,000	$100	$6,300	$1,400
Fidelity Flex International Fund	$-	$-	$-	$-
Fidelity Global Equity Income Fund	$49,000	$100	$6,200	$1,300
Fidelity International Capital Appreciation K6 Fund	$-	$-	$-	$-
Fidelity International Small Cap Fund	$60,000	$100	$7,200	$1,600
Fidelity International Small Cap Opportunities Fund	$53,000	$100	$6,100	$1,400
Fidelity International Value Fund	$51,000	$100	$6,100	$1,400
Fidelity Series Emerging Markets Fund	$45,000	$100	$7,500	$1,600
Fidelity Series International Small Cap Fund	$47,000	$100	$6,100	$1,400
Fidelity Series International Value Fund	$47,000	$100	$6,100	$1,700
Fidelity Total International Equity Fund	$62,000	$100	$7,000	$1,600

A Amounts may reflect rounding.

B Fidelity Flex International Fund commenced operations on March 7, 2017 and Fidelity Diversified International K6 Fund and Fidelity International Capital Appreciation K6 Fund commenced operations on May 25, 2017.

C Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Discovery Fund, Fidelity Global Commodity Stock Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity Series Canada Fund, Fidelity Series International Growth Fund, and Fidelity Total Emerging Markets Fund (the “Funds”):

Services Billed by PwC

October 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Discovery Fund	$54,000	$5,200	$5,500	$2,500
Fidelity Global Commodity Stock Fund	$41,000	$3,900	$3,000	$1,800
Fidelity International Discovery Fund	$75,000	$6,800	$8,100	$3,300
Fidelity International Growth Fund	$56,000	$5,400	$5,500	$2,600
Fidelity Series Canada Fund	$44,000	$700	$5,500	$300
Fidelity Series International Growth Fund	$47,000	$4,600	$5,500	$2,200
Fidelity Total Emerging Markets Fund	$61,000	$5,800	$4,600	$2,800

October 31, 2016 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Discovery Fund	$54,000	$5,300	$5,500	$2,500
Fidelity Global Commodity Stock Fund	$42,000	$4,000	$3,000	$1,900
Fidelity International Discovery Fund	$79,000	$8,200	$14,400	$3,800
Fidelity International Growth Fund	$56,000	$5,700	$6,300	$2,700
Fidelity Series Canada Fund	$-	$-	$-	$-
Fidelity Series International Growth Fund	$47,000	$6,400	$16,800	$2,900
Fidelity Total Emerging Markets Fund	$61,000	$5,800	$4,600	$2,700

A Amounts may reflect rounding.

B Fidelity Series Canada Fund commenced operations on August 15, 2017.

C Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2017A,B	October 31, 2016A,B
Audit-Related Fees	$-	$40,000
Tax Fees	$25,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Diversified International K6 Fund, Flex International Fund and Fidelity International Capital Appreciation K6 Fund’s commencement of operations.

Services Billed by PwC

	October 31, 2017A,B	October 31, 2016A,B,C
Audit-Related Fees	$12,525,000	$5,550,000
Tax Fees	$155,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Canada Fund’s commencement of operations.

C Certain amounts have been reclassified to align with current period presentation.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2017A.B.C	October 31, 2016A,B,C,D
PwC	$16,300,000	$6,665,000
Deloitte Entities	$625,000	$145,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Diversified International K6 Fund, Flex International Fund and Fidelity International Capital Appreciation K6 Fund’s commencement of operations.

C May include amounts billed prior to the Fidelity Series Canada Fund’s commencement of operations.

D Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 27, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 27, 2017